SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the six months ended August 31, 2001.

During the six months under review, the U.S. economy continued its slowing trend, as gross domestic product grew at a 0.3% annualized rate during second quarter 2001, the slowest rate in eight years. This sharply diminished growth rate resulted largely from significant corporate spending cuts, rising unemployment and slowing consumer spending. At the beginning of 2001, the Federal Reserve Board (the Fed) began an aggressive series of interest rate cuts, seeking to lower borrowing costs and stimulate growth. The federal funds target rate dropped from 5.50% on February 28, 2001, to 3.50% six months later, and Fed chairman Alan Greenspan indicated the Fed was prepared to cut short-term rates further to prevent the U.S. from entering a recession.

U.S. securities markets experienced mixed results in response to the Fed's actions during the period. Domestic equities continued to be volatile and generally fell for the six months under review. The municipal fixed income market generally fared better, as investors sought refuge from the volatile stock market. Other long-term fixed income asset classes, however, fell in value, and the spread between short- and long-term interest rates generally widened. During the six months under review, the yield on the 30-year Treasury bond increased from 5.31% at the beginning of the period to 5.37% at the end, while the 2-year Treasury note's yield declined from


CONTENTS


Shareholder Letter ...............    1

Special Feature:
Making Sense of Dividends ........    4

Fund Reports

 Franklin Florida Insured
 Tax-Free Income Fund ............    8

 Franklin Insured
 Tax-Free Income Fund ............   13

 Franklin Massachusetts Insured
 Tax-Free Income Fund ............   18

 Franklin Michigan Insured
 Tax-Free Income Fund ............   23

 Franklin Minnesota Insured
 Tax-Free Income Fund ............   28

 Franklin Ohio Insured
 Tax-Free Income Fund ............   33

Municipal Bond Ratings ...........   38

Financial Highlights &
Statements of Investments ........   40

Financial Statements .............   86

Notes to Financial Statements ....   93


FUND CATEGORY
[PYRAMID GRAPHIC]

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.


*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


4.39% to 3.63% during the same period. Short-term interest rates fell and long-term rates increased due to the Fed's actions and investors' concerns about the future of the economy. This increasing difference in yields between short-term and long-term Treasury securities resulted in the steepest yield curve seen since 1992.

During the six-month reporting period, the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropped from a yield of 5.40% at the beginning of the period to 5.12% at the end, producing a price-only return of 3.42% for the six-month period.(1) Municipal bonds achieved these results despite widening Treasury yield spreads and new issuance supply that was up significantly for the six months under review, as municipal bonds benefited from robust retail demand and increased institutional demand.

Looking forward, we view the municipal bond market favorably over the long term. Although we experienced a U.S. economic slowdown during the past two quarters, state and local government finances were very strong through 2000, allowing them greater financial flexibility in times of slower growth. The recent terrorist attacks in New York and Washington, D.C., created significant stock market volatility, at least for the short term. In addition, we believe the risk of recession has increased because of these events' potential negative impact on consumer confidence, equity markets and energy prices. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.


1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ CHARLES B. JOHNSON

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ SHEILA AMOROSO

Sheila Amoroso


/s/ RAFAEL R. COSTAS JR.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

Q&A

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

      As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.


--------------------------------------------------------------------------------
             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------
4                      NOT PART OF THE SHAREHOLDER REPORT

      Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

      Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.


Q.    WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

      Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

      Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.

Q.    WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk.


                       NOT PART OF THE SHAREHOLDER REPORT                      5

      However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

      Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.

      Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

      As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5 3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.


MONTHLY YIELDS OF BOND BUYER 40
[LINE GRAPH]

The following line graph tracks the monthly yields of the Bond Buyer 40 from 1/31/85 to 8/31/01.

Date            Bond Buyer 40 Yields
-------------------------------------
      Jan 85                   10.35%
      Feb 85                   10.20%
      Mar 85                   10.01%
      Apr 85                    9.50%
      May 85                    9.43%
      Jun 85                    9.40%
      Jul 85                    9.45%
      Aug 85                    9.80%
      Sep 85                    9.49%
      Oct 85                    9.24%
      Nov 85                    8.92%
      Dec 85                    8.48%
      Jan 86                    8.04%
      Feb 86                    7.82%
      Mar 86                    7.92%
      Apr 86                    8.14%
      May 86                    7.90%
      Jun 86                    7.96%
      Jul 86                    7.88%
      Aug 86                    7.41%
      Sep 86                    7.56%
      Oct 86                    7.36%
      Nov 86                    7.19%
      Dec 86                    7.18%
      Jan 87                    7.11%
      Feb 87                    7.05%
      Mar 87                    7.18%
      Apr 87                    8.10%
      May 87                    8.29%
      Jun 87                    8.19%
      Jul 87                    8.17%
      Aug 87                    8.16%
      Sep 87                    8.87%
      Oct 87                    8.72%
      Nov 87                    8.62%
      Dec 87                    8.40%
      Jan 88                    7.97%
      Feb 88                    7.85%
      Mar 88                    8.17%
      Apr 88                    8.17%
      May 88                    8.20%
      Jun 88                    8.04%
      Jul 88                    8.05%
      Aug 88                    8.11%
      Sep 88                    7.89%
      Oct 88                    7.73%
      Nov 88                    7.90%
      Dec 88                    7.74%
      Jan 89                    7.66%
      Feb 89                    7.73%
      Mar 89                    7.79%
      Apr 89                    7.58%
      May 89                    7.46%
      Jun 89                    7.29%
      Jul 89                    7.16%
      Aug 89                    7.36%
      Sep 89                    7.47%
      Oct 89                    7.38%
      Nov 89                    7.24%
      Dec 89                    7.25%
      Jan 90                    7.45%
      Feb 90                    7.40%
      Mar 90                    7.52%
      Apr 90                    7.74%
      May 90                    7.53%
      Jun 90                    7.50%
      Jul 90                    7.35%
      Aug 90                    7.64%
      Sep 90                    7.79%
      Oct 90                    7.71%
      Nov 90                    7.47%
      Dec 90                    7.47%
      Jan 91                    7.39%
      Feb 91                    7.36%
      Mar 91                    7.34%
      Apr 91                    7.26%
      May 91                    7.21%
      Jun 91                    7.21%
      Jul 91                    7.11%
      Aug 91                    6.97%
      Sep 91                    6.89%
      Oct 91                    6.85%
      Nov 91                    6.90%
      Dec 91                    6.66%
      Jan 92                    6.72%
      Feb 92                    6.76%
      Mar 92                    6.76%
      Apr 92                    6.74%
      May 92                    6.63%
      Jun 92                    6.49%
      Jul 92                    6.19%
      Aug 92                    6.35%
      Sep 92                    6.39%
      Oct 92                    6.68%
      Nov 92                    6.42%
      Dec 92                    6.39%
      Jan 93                    6.31%
      Feb 93                    6.01%
      Mar 93                    6.04%
      Apr 93                    5.96%
      May 93                    5.89%
      Jun 93                    5.76%
      Jul 93                    5.78%
      Aug 93                    5.60%
      Sep 93                    5.47%
      Oct 93                    5.48%
      Nov 93                    5.65%
      Dec 93                    5.52%
      Jan 94                    5.45%
      Feb 94                    5.77%
      Mar 94                    6.36%
      Apr 94                    6.37%
      May 94                    6.40%
      Jun 94                    6.47%
      Jul 94                    6.33%
      Aug 94                    6.36%
      Sep 94                    6.58%
      Oct 94                    6.85%
      Nov 94                    7.16%
      Dec 94                    6.92%
      Jan 95                    6.66%
      Feb 95                    6.42%
      Mar 95                    6.37%
      Apr 95                    6.35%
      May 95                    6.10%
      Jun 95                    6.28%
      Jul 95                    6.19%
      Aug 95                    6.11%
      Sep 95                    6.07%
      Oct 95                    5.91%
      Nov 95                    5.74%
      Dec 95                    5.56%
      Jan 96                    5.57%
      Feb 96                    5.71%
      Mar 96                    5.96%
      Apr 96                    6.05%
      May 96                    6.09%
      Jun 96                    6.01%
      Jul 96                    5.98%
      Aug 96                    6.02%
      Sep 96                    5.89%
      Oct 96                    5.83%
      Nov 96                    5.66%
      Dec 96                    5.72%
      Jan 97                    5.82%
      Feb 97                    5.76%
      Mar 97                    5.95%
      Apr 97                    5.89%
      May 97                    5.74%
      Jun 97                    5.69%
      Jul 97                    5.40%
      Aug 97                    5.55%
      Sep 97                    5.47%
      Oct 97                    5.40%
      Nov 97                    5.36%
      Dec 97                    5.25%
      Jan 98                    5.19%
      Feb 98                    5.24%
      Mar 98                    5.27%
      Apr 98                    5.39%
      May 98                    5.22%
      Jun 98                    5.22%
      Jul 98                    5.26%
      Aug 98                    5.11%
      Sep 98                    4.99%
      Oct 98                    5.13%
      Nov 98                    5.10%
      Dec 98                    5.16%
      Jan 99                    5.09%
      Feb 99                    5.17%
      Mar 99                    5.23%
      Apr 99                    5.28%
      May 99                    5.37%
      Jun 99                    5.53%
      Jul 99                    5.59%
      Aug 99                    5.78%
      Sep 99                    5.89%
      Oct 99                    6.08%
      Nov 99                    6.12%
      Dec 99                    6.22%
      Jan 00                    6.31%
      Feb 00                    6.17%
      Mar 00                    5.94%
      Apr 00                    6.00%
      May 00                    6.13%
      Jun 00                    5.91%
      Jul 00                    5.79%
      Aug 00                    5.72%
      Sep 00                    5.82%
      Oct 00                    5.74%
      Nov 00                    5.75%
      Dec 00                    5.47%
      Jan 01                    5.45%
      Feb 01                    5.40%
      Mar 01                    5.30%
      Apr 01                    5.49%
      May 01                    5.42%
     June 01                    5.38%
      Jul 01                    5.25%
      Aug 01                    5.12%

Source: S&P Micropal (Bond Buyer 40, as of 8/31/01)
One cannot invest in an index; indexes are unmanaged.


6                      NOT PART OF THE SHAREHOLDER REPORT

      Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.    WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

      While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

      In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.


                                                       [FRANKLIN TEMPLETON LOGO]

                                                            DIVQ INS 10/2001


                       NOT PART OF THE SHAREHOLDER REPORT                      7

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured Florida municipal bonds.(1) In addition, the Fund's shares are free from Florida's annual intangibles tax.
--------------------------------------------------------------------------------

STATE UPDATE
[FLORIDA STATE MAP]

Florida's economic expansion continued to be strong and consistent, driven by its location, climate, natural resources and favorable tax environment. The state's population, employment and income experienced steady growth. Although Florida's population grew at a faster rate than that of the nation, its unemployment rate fell to a 25-year low and income levels were consistently in line with national averages. (2,3) At period-end, the state's unemployment rate was 4.2%, compared with the 4.9% national average.(4)

Over the past decade, Florida's economy shifted away from manufacturing toward services due to tourism industry and business services sector growth. Growth in the services sector overall, and in business services specifically, was more pronounced in the state than nationally. On the other hand, health services, another major employment sector, showed a decreasing trend despite Florida's growing senior population.


1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

      The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

      A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2.    Source: Moody's Investors Service,Florida (State of), 7/01.

3. Source: Standard & Poor's,RatingsDirect, 8/14/01. This does not indicate Standard & Poor's rating of the Fund.

4.    Source: Bureau of Labor Statistics, 9/21/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 41.

The state's large senior citizen population, which receives most of its income from pensions, investments and social security payments rather than salaries and wages, provides Florida with a steadier income per capita than many states. Salaries and wages are generally more subject to economic fluctuations.

Florida's finances have been strong over the past several years, yielding large operating surpluses. The state does not collect personal income taxes, but its other revenue sources, primarily sales taxes, have seen consistent growth. Florida's constitutional budget stabilization reserve has been fully funded at 5% of revenues since fiscal year 1999. A consistently maintained working capital reserve provides the state with additional stability and flexibility. Although slightly diminished in fiscal year 2001, combined reserves are projected to remain above 6% of general fund revenues.(3)

Although Florida's economy grew rapidly in recent years, its debt levels grew at an even faster rate. During the period, the state's debt as a percentage of personal income rose from 2.3% to 3.2%, ranking 13th among the states, and debt per capita increased from $435 to $883, ranking 11th.(2)

Looking forward, Florida should continue to experience solid economic growth due to its strong competitive position in the Southeast region. Standard & Poor's, an independent credit rating agency, maintained Florida's AA+ general obligation credit rating.(3) Despite rising expenditure pressures, the state's stable revenue forecast, combined with record reserve levels, should help sustain Florida's favorable credit outlook.


PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities*                                                               28.5%

Other Revenue                                                            16.5%

Subject to Government Appropriations                                     11.6%

Tax-Supported                                                            10.7%

Prerefunded                                                              10.6%

Transportation                                                            9.4%

Housing                                                                   7.8%

Hospital & Health Care                                                    2.3%

Higher Education                                                          1.7%

General Obligation                                                        0.9%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Insured
Tax-Free Income Fund - Class A
3/1/01-8/31/01

                                                                      DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
March                                                                4.05 cents

April                                                                4.05 cents

May                                                                  4.05 cents

June                                                                 4.00 cents

July                                                                 4.00 cents

August                                                               4.00 cents
--------------------------------------------------------------------------------
TOTAL                                                                24.15 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Florida Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.36 on February 28, 2001, to $10.60 on August 31, 2001. During the period, we sought to take advantage of the few instances when market rates trended upward to sell bonds with relatively low yields and shorter call protection and purchase bonds with higher yields and longer call protection. As a result, we improved the portfolio's overall structure, and we kept the Fund as fully invested as possible. With these strategies in mind, we sold Polk County School Board; Bay Medical Center Hospital Revenue; Capital Projects Financing Authority Student Housing Revenue; Miami-Dade County School Board COP; and St. Augustine Public Service Tax and Guaranteed Entitlement Revenue bonds. Purchases included Escambia County Utilities Authority Utility System Revenue; Jacksonville Transportation Revenue; Alachua County School Board COP; Nassau County Public Improvement Revenue; and Palm Beach County School Board COP bonds.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary on page 12 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.34%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal income tax bracket of 39.1% would need to earn 7.13% from a taxable investment to match the Fund's tax-free distribution rate.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Florida Insured Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility. Despite an increase in Florida's new bond issuance to $9.8 billion year-to-date through August 31, up 32% from the same period in 2000, we expect demand for municipal bonds to remain strong as investors continue to diversify their portfolios by increasing their fixed income allocations.(5) Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


5.    Source:The Bond Buyer, 9/4/01.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 4.0 cent per share current monthly dividend and the maximum offering price of $11.07 per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE  SUMMARY AS OF  8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE          8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.24           $10.60     $10.36
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                             $0.2415

PERFORMANCE

                                                                       INCEPTION
CLASS A                                     6-MONTH  1-YEAR   5-YEAR   (4/30/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +4.77%  +10.32%  +33.04%   +60.84%
Average Annual Total Return(2)               +0.32%   +5.60%   +4.97%    +5.32%
Avg. Ann. Total Return (9/30/01)(3)                   +6.17%   +4.45%    +5.21%

Distribution Rate(4)                                                      4.34%
Taxable Equivalent Distribution Rate(5)                                   7.13%
30-Day Standardized Yield(6)                                              3.74%
Taxable Equivalent Yield(5)                                               6.14%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


12            Past performance does not guarantee future results.

FRANKLIN INSURED TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured municipal bonds.(1)
--------------------------------------------------------------------------------

PORTFOLIO NOTES

A soft stock market, a still sluggish economy and further federal funds target rate reductions primarily drove the municipal bond market during the six months under review. Marking the seventh consecutive reduction this year, in August the Federal Reserve Board (the Fed) lowered the federal funds target rate to 3.50%, its lowest level since 1994. Despite strong consumer spending, poor stock market performance and weakness in business spending led to the Fed's stance that future rate cuts cannot be ruled out. Although the full impact of lower short-term interest rates and the federal tax rebates had yet to be felt, the Fed continued to view the economy as weak. Many municipalities took advantage of lower borrowing costs during the period, and municipal bond supply increased nearly 40% year-to-date through August 2001 compared with the same period in 2000.(2)

During the reporting period, municipal bond prices rose as interest rates fell. Franklin Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.98 on February 28, 2001, to $12.20 on August 31, 2001.


PORTFOLIO BREAKDOWN
Franklin Insured
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care*                                                  25.6%

Utilities                                                                20.3%

Prerefunded                                                              17.0%

Transportation                                                           10.3%

General Obligation                                                       10.1%

Higher Education                                                          5.5%

Subject to Government Appropriations                                      3.3%

Tax-Supported                                                             3.1%

Housing                                                                   2.8%

Other Revenue                                                             1.1%

Corporate-Backed                                                          0.9%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital and health care. A change that affects one project may affect all similar projects, thereby increasing market risk.


1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

      The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2.    Source: The Bond Buyer, 9/4/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 45.

DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund
3/1/01-8/31/01

                                                DIVIDEND PER SHARE
                                   ---------------------------------------------
MONTH                               CLASS A         CLASS B           CLASS C
--------------------------------------------------------------------------------
March                              5.0 cents       4.41 cents        4.41 cents
April                              5.0 cents       4.41 cents        4.41 cents
May                                5.0 cents       4.41 cents        4.41 cents
June                               5.0 cents       4.44 cents        4.46 cents
July                               5.0 cents       4.44 cents        4.46 cents
August                             5.0 cents       4.44 cents        4.46 cents
--------------------------------------------------------------------------------
TOTAL                              30.0 CENTS      26.55 CENTS       26.61 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Despite a significant increase in supply, demand for insured bonds remained strong during the period and the spreads, or yield difference, between high-grade and more speculative-grade bonds continued to be comparatively narrow. In 2001, we saw the entrance of XL Capital, the country's fifth AAA-rated bond insurer, into the municipal bond market. XL Capital is in the process of establishing their business, and we anticipate that until we can analyze their model, we will only purchase XL Capital-insured bonds for the Fund if the underlying credit is of high-grade quality.

We focused primarily on increasing the Fund's position in specialty state bonds because of their narrower-than-usual spreads to general national market bonds. Specialty state bonds generally trade at lower yields than those of other state bonds due to supply/demand characteristics and credit quality. We reduced our position in insured hospital bonds as the spread between that segment and others narrowed during the reporting period. Due to increased demand and positive cash flow into the Fund, sales of portfolio holdings were minimal and purchases during the six-month reporting period included Michigan State Trunk Line; Little Rock, Arkansas, School District GO; Jacksonville, Florida, Transportation Revenue; Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue; and Robbinsdale, Minnesota, ISD bonds.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 16 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.69%, based on an annualization of the current 4.98 cent ($0.0498) per share dividend and the maximum offering price of $12.74 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal income tax bracket of 39.1% would need to earn 7.70% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking ahead, we are optimistic about the long-term outlook for long-term municipal bonds and Franklin Insured Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets, particularly in New York, New Jersey and Connecticut. We believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE          8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.22           $12.20     $11.98
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                             $0.3000

CLASS B                                      CHANGE          8/31/01    2/28/01
Net Asset Value (NAV)                        +$0.24           $12.24     $12.00
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                             $0.2655

CLASS C                                      CHANGE          8/31/01    2/28/01
Net Asset Value (NAV)                        +$0.23           $12.28     $12.05
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                             $0.2661

PERFORMANCE

CLASS A                                     6-MONTH  1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +4.47%   +9.67%  +35.06%   +89.81%
Average Annual Total Return(2)               +0.04%   +5.01%   +5.28%    +6.16%
Avg. Ann. Total Return (9/30/01)(3)          +5.31%   +4.92%    +5.96%

Distribution Rate(4)               4.69%
Taxable Equivalent
   Distribution Rate(5)            7.70%
30-Day Standardized Yield(6)       3.87%
Taxable Equivalent Yield(5)        6.35%

                                                                       INCEPTION
CLASS B                                              6-MONTH  1-YEAR   (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                            +4.33%   +9.31%   +18.16%
Average Annual Total Return(2)                        +0.33%    5.31%    +8.72%
Avg. Ann. Total Return (9/30/01)(3)                            +5.50%    +7.94%

Distribution Rate(4)              4.37%
Taxable Equivalent
   Distribution Rate(5)           7.18%
30-Day Standardized Yield(6)      3.55%
Taxable Equivalent Yield(5)       5.83%

                                                                       INCEPTION
CLASS C                                     6-MONTH  1-YEAR   5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +4.23%   +9.10%  +31.44%   +41.78%
Average Annual Total Return(2)               +2.21%   +7.00%   +5.41%    +5.50%
Avg. Ann. Total Return (9/30/01)(3)                   +7.17%   +5.06%    +5.34%

Distribution Rate(4)              4.28%
Taxable Equivalent
   Distribution Rate(5)           7.03%
30-Day Standardized Yield(6)      3.46%
Taxable Equivalent Yield(5)       5.68%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the maximum federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                           17

FRANKLIN  MASSACHUSETTS  INSURED
TAX-FREE INCOME

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[MASSACHUSETTS STATE MAP]


         Massachusetts continued to enjoy a diverse, vibrant and broad eco-nomic base driven by the education, health care, high-technology and financial services sectors. The commonwealth maintained effective financial management, despite signs of moderating revenue growth and tightened fiscal conditions expected for the second half of fiscal year 2001. In recent years, sizable accumulated reserves and budget surpluses made possible substantial tax cuts and are expected to accommodate accelerated multi-year tax cuts approved by voters in November 2000. The economy continued to diversify, with growth in the finance, construction, real estate and business services sectors, and it had lower employment concentration than during previous periods of expansion. In addition, the manufacturing sector held up fairly well. The commonwealth's unemployment rate increased during the period, from 2.7% in February 2001 to 3.9% by August; however, it still remained well below the national rate, which edged up from 4.2% to 4.9% during the same period.(2) Total personal income growth exceeded the national pace during the past five years, which pushed the commonwealth's overall per-capita income to second highest in the country in 2000.(3)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Bureau of Labor Statistics, 9/21/01.

3. Source: Moody's Investors Service, Massachusetts (Commonwealth of), 5/4/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 60.

The commonwealth's AA- credit rating by Standard & Poor's, an independent credit rating agency, reflects a positive outlook. (4) The diversified economy is well-positioned for long-term expansion; however, revenues have begun to moderate after a period of record growth. In addition, its credit strengths are tempered somewhat by a heavy debt load, which ranks third highest among the 50 states, both on a per-capita basis and as a percentage of personal income.
(3) Going forward, a large challenge remains balancing planned tax cuts with capital, debt and operating plans while maintaining a strong financial position, especially in light of a slowing economy.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Massachusetts Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.54 on February 28, 2001, to $11.76 on August 31, 2001. We attempted to enhance the portfolio's income-producing potential by selling lower coupon and prerefunded bonds and buying higher yielding and longer term securities. We also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. During the period, we sold certain securities to book tax losses. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. We sought to take advantage of available supply in the market to remain fully invested, swapping holdings for better structured bonds when available.

With these strategies in mind, the Fund sold Springfield GO and Massachusetts State Industrial Finance Authority Agency Revenue - WGBH Educational Foundation bonds. We purchased Massachusetts State Health and Educational Facilities Authority Revenue and Massachusetts State Water Pollution Abatement Trust Revenue bonds.


PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
8/31/01

                         % OF TOTAL
                         LONG-TERM
                        INVESTMENTS
-------------------------------------
Hospital & Health Care*    26.2%

Transportation             18.7%

Higher Education           17.6%

Utilities                  10.4%

General Obligation         10.0%

Prerefunded                 9.0%

Housing                     4.5%

Other Revenue               3.6%



*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital and health care. A change that affects one project may affect all similar projects, thereby increasing market risk.





4. Source: Standard & Poor's, RatingsDirect, 8/14/01. This does not indicate Standard & Poor's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/01-8/31/01

                                                        Dividend per Share
                                                    ----------------------------
Month                                               Class A           Class C
--------------------------------------------------------------------------------
March                                               4.69 cents        4.15 cents
April                                               4.69 cents        4.15 cents
May                                                 4.69 cents        4.15 cents
June                                                4.69 cents        4.16 cents
July                                                4.69 cents        4.16 cents
August                                              4.69 cents        4.16 cents
--------------------------------------------------------------------------------
Total                                               28.14 cents      24.93 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Your Fund combines the advantage of high credit quality and tax-free yields.1 The Performance Summary on page 22 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.53%, based on an annualization of the current 4.64 cent ($0.0464) per share dividend and the maximum offering price of $12.28 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the combined maximum federal and Massachusetts state personal income tax bracket of 42.63% would need to earn 7.90% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Massachusetts Insured Tax-Free Income Fund. Despite an increase in Massachusetts' new bond issuance to $7 billion year-to-date through August 31, up almost 30% from the same period in 2000, strong retail demand for Massachusetts municipal bonds should help maintain the commonwealth's municipal bonds as attractive investments and help support the value of the portfolio's holdings going forward. (5) The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.













5. Source: The Bond Buyer, 9/4/01.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MASSACHUSETTS
INSURED TAX-FREE
INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94,the Fund implemented a Rule 12b-1 plan,which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.
5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Massachusetts state personal income tax bracket of 42.63%, based on the federal income tax rate of 39.1%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



PERFORMANCE  SUMMARY AS OF  8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION
CLASS A                                   CHANGE          8/31/01     2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.22          $11.76      $11.54

DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                           $0.2814


CLASS C                                   CHANGE          8/31/01     2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.21          $11.82      $11.61
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                          $0.2493



PERFORMANCE


CLASS A                                        6-MONTH  1-YEAR  5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.47%   +10.31% +30.02%  +90.36%
Average Annual Total Return(2)                 +0.05%    +5.60%  +4.48%   +6.19%
Avg. Ann. Total Return (9/30/01)(3)                      +5.92%  +4.14%   +6.01%

Distribution Rate(4)                     4.53%
Taxable Equivalent Distribution Rate(5)  7.90%
30-Day Standardized Yield(6)             3.90%
Taxable Equivalent Yield(5)              6.80%


                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR  5-YEAR   (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.07%   +9.66%  +30.76%  +42.21%
Average Annual Total Return(2)                 +2.01%   +7.60%   +5.29%   +5.55%
Avg. Ann. Total Return (9/30/01)(3)                     +7.98%   +4.95%   +5.41%

Distribution Rate(4)                    4.13%
Taxable Equivalent Distribution Rate(5) 7.20%
30-Day Standardized Yield(6)            3.50%
Taxable Equivalent Yield(5)             6.10%





For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[MICHIGAN STATE MAP]

During the six months under review, Michigan experienced gains in economic diversification, which should reduce the impact of national economic recession. The state continued strengthening its significant financial reserves and has developed and implemented an effective financial management structure. Challenges remain related to the state's still heavy reliance on manufacturing, despite a broadening economic base. Michigan is the eighth-largest state in the nation in terms of population and jobs, with manufacturing providing 22% of state non-farm employment, sixth highest in the country.(2) Automobile production and sales volume declines are projected; however, Michigan's fiscal management structure should enable it to react in a timely manner to potential revenue shortfalls or expenditure increases caused by an economic slowdown.

The state's economy performed well during the reporting period, reflecting the region's overall economic strength; however, signs of softening began to appear. While still positive, employment growth slowed from 2000's rates, and monthly unemployment levels trended up after dipping to historic lows during the past several years. Declining business activity resulted in reduced tax collections. Despite such challenges, the state has identified various steps to offset revenue declines, which should help keep its finances sound through an economic slowdown. In addition, Michigan's debt load is well-managed, and the state maintains very low debt levels historically. The state




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The Fund seeks to comply with Minnesota requirements for the pass-through of tax-exempt income dividends.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

 2. Source: Standard & Poor's, RatingsDirect, 4/10/01. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 65.

PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                    INVESTMENTS
--------------------------------------------------------------------------------
Prerefunded                                                            35.5%

General Obligation                                                     23.9%

Hospital & Health Care                                                 14.1%

Utilities                                                              11.6%

Transportation                                                          7.8%

Higher Education                                                        2.1%

Other Revenue                                                           1.8%

Subject to Government
  Appropriations                                                        1.7%

Tax-Supported                                                           1.3%

Housing                                                                 0.2%




ranked 31st in debt per capita and 33rd in debt as a percent of personal income.(3) Looking forward, the combination of improved management practices, in addition to strong reserve levels and existing tax and expense flexibility, provides significant stability to Michigan's AAA rating by Standard & Poor's, an independent credit rating agency.(2)


PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Michigan Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.08 on February 28, 2001, to $12.31 on August 31, 2001. The market for insured bonds remained strong during the reporting period, as the yields between high-grade and more speculative-grade bonds remained comparatively narrow. In 2001, XL Capital, the country's fifth AAA-rated bond insurer, entered the municipal bond market. XL Capital is in the process of establishing their business, and we anticipate that until we can analyze their model, we will only purchase XL Capital insured bonds for the Fund if the underlying credit is of high-grade quality.

During the six-month reporting period, we focused primarily on a balanced approach of reducing the Fund's percentage of prerefunded bonds and offsetting the gains by selling other bonds with built-in tax losses. Prerefunded bonds generally experience rapid price declines to their call price as they near about five years to their call date. To extend the Fund's income earning potential, improve overall structure and protect share value, we seek to sell refunded bonds as they approach five years to the effective call. Most purchases during the period occurred in the new-issue market. Purchases included Detroit Water Supply System Revenue; Michigan State Trunk Line Revenue; Wayne Charter County Airport Hotel GO; and Michigan State COP bonds.

Your Fund combines the advantage of high credit quality and tax-free yields.1 The Performance Summary beginning on page 26 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.55%, based on an annualization of the current 4.88 cent ($0.0488) per share dividend and the maximum offering price of $12.86 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Michigan state personal income tax bracket of 41.66% would need to earn 7.80% from a taxable investment to match


3. Source: Moody's Investors Service, Michigan (State of), 5/4/01.

DIVIDEND DISTRIBUTIONS*

Franklin Michigan Insured Tax-Free Income
Fund

3/1/01 - 8/31/01

                                                        DIVIDEND
                                                        PER SHARE
                                          --------------------------------------
MONTH                                     CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
March                                     4.98 cents    4.38 cents   4.40 cents
April                                     4.98 cents    4.38 cents   4.40 cents
May                                       4.98 cents    4.38 cents   4.40 cents
June                                      4.88 cents    4.32 cents   4.32 cents
July                                      4.88 cents    4.32 cents   4.32 cents
August                                    4.88 cents    4.32 cents   4.32 cents
--------------------------------------------------------------------------------
TOTAL                                    29.58 CENTS   26.10 CENTS  26.16 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Michigan Insured Tax-Free Income Fund. Despite an increase in Michigan's new bond issuance to $6 billion year-to-date through August 31, up 125% from the same period in 2000, strong retail demand for Michigan municipal bonds should help maintain the state's municipal bonds as attractive investments and help support the value of the portfolio's holdings going forward.(4) The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

4. Source: The Bond Buyer, 9/4/01.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio com- position will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

PERFORMANCE  SUMMARY AS OF  8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION


    CLASS A                                 CHANGE        8/31/01   2/28/01
--------------------------------------------------------------------------------
    Net Asset Value (NAV)                   +$0.23        $12.31    $12.08
    DISTRIBUTIONS (3/1/01-8/31/01)
    Dividend Income                        $0.2958


    CLASS B                                CHANGE         8/31/01     2/28/01
--------------------------------------------------------------------------------
    Net Asset Value (NAV)                  +$0.23          $12.35    $12.12
    DISTRIBUTIONS (3/1/01-8/31/01)
    Dividend Income                       $0.2610


    CLASS C                                CHANGE         8/31/01       2/28/01
--------------------------------------------------------------------------------
    Net Asset Value (NAV)                  +$0.23         $12.40        $12.17
    DISTRIBUTIONS (3/1/01-8/31/01)
    Dividend Income                       $0.2616

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE

 CLASS A                                     6-MONTH  1-YEAR  5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.47%  +9.50%  +30.89%   +92.08%
Average Annual Total Return(2)                 0.00%  +4.88%   +4.62%    +6.28%
Avg. Ann. Total Return (9/30/01)(3)                   +5.09%   +4.28%    +6.11%

Distribution Rate(4)                   4.55%
Taxable Equivalent
  Distribution Rate(5)                 7.80%
30-Day Standardized Yield(6)           3.71%
Taxable Equivalent Yield(5)            6.36%

                                                                       INCEPTION
CLASS B                                       6-MONTH     1-YEAR       (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.15%     +9.04%        +17.18%
Average Annual Total Return(2)                +0.15%     +5.04%        +8.13%
Avg. Ann. Total Return (9/30/01)(3)                      +5.30%        +7.54%

Distribution Rate(4)                   4.19%
Taxable Equivalent
  Distribution Rate(5)                 7.18%
30-Day Standardized Yield(6)           3.36%
Taxable Equivalent Yield(5)            5.76%

                                                                       INCEPTION
CLASS C                                   6-MONTH     1-YEAR   5-YEAR  (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return(1)                  +4.14%    +8.91%  +32.92%  +43.45%
Average Annual Total Return(2)              +2.13%    +6.83%   +5.64%   +5.69%
Avg. Ann. Total Return
  (9/30/01)(3)                                        +7.17%   +5.32%   +5.57%

Distribution Rate(4)                4.14%
Taxable Equivalent
   Distribution Rate(5)             7.10%
30-Day Standardized Yield(6)        3.30%
Taxable Equivalent Yield(5)         5.66%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Michigan state personal income tax bracket of 41.66%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.(1)

--------------------------------------------------------------------------------

STATE UPDATE

[MINNESOTA STATE MAP]

Minnesota's broad-based economy is diversified among trade, services and manufacturing. The state maintains strong financial management systems with significant financial reserves, and it has a moderate debt burden and manageable future capital needs. Despite some concentration in the manufacturing sector, Minnesota's overall economic diversity enables it to perform well, relative to the nation, during various economic cycles. In particular, the business and health care services, as well as construction, sectors performed well. The state's unemployment rate was low compared with national figures. Although the rate increased, ending the period at 3.6%, up from 3.2% at the beginning, it was still well below the 4.9% national rate on August 31, 2001.(2)

In recent years, Minnesota instituted several practices to maintain balanced budgets going forward. These practices include four- and six-year planning cycles, statutory guidelines to limit major program expenditure growth and limits to certain debt ratios. Standard & Poor's, an independent credit rating agency, assigned an AAA rating to Minnesota's general obligation bonds.(3) The highest rating and stable outlook reflect solid economic performance and sound financial practices.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The Fund seeks to comply with Minnesota requirements for the pass-through of tax-exempt income dividends.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Bureau of Labor Statistics, 9/21/01.

3. Source: Standard & Poor's, RatingsDirect, 1/17/01. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 73.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Minnesota Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.89 on February 28, 2001, to $12.09 on August 31, 2001. During the reporting period, the Fund experienced positive cash flows, and we sought to take advantage of available supply in the market to remain fully invested. We also attempted to enhance the portfolio's income-producing potential by selling lower coupon bonds and buying higher yielding and longer term securities. We also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. During the period, we sold certain securities to book tax losses. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities.

With these strategies in mind, the Fund sold Park Rapids ISD No. 309 GO; Waite Park GO; Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue; and Minnesota Agriculture and Economic Development Board Revenue - Benedictine Health, Series A bonds. Purchases included Farmington ISD No. 192 GO; Lakeview ISD No. 2167 GO; and Minnesota State Higher Education Facilities Authority Revenue bonds.


PORTFOLIO BREAKDOWN

Franklin Minnesota
Insured
Tax-Free Income Fund
8/31/01


                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS

--------------------------------------------------------------------------------
General Obligation                                                    29.8%

Hospital & Health Care                                                21.8%

Housing                                                               19.3%

Utilities                                                             10.3%

Prerefunded                                                            7.8%

Transportation                                                         4.1%

Higher Education                                                       2.3%

Tax-Supported                                                          1.9%

Subject to Government Appropriations                                   1.6%

Other Revenue                                                          1.1%

Dividend Distributions*
Franklin Minnesota Insured Tax-Free Income Fund

3/1/01 - 8/31/01


                                                          DIVIDEND PER SHARE
                                                          ------------------
MONTH                                                    CLASS A      CLASS C
--------------------------------------------------------------------------------
March                                                  4.85 cents   4.27 cents

April                                                  4.85 cents   4.27 cents

May                                                    4.85 cents   4.27 cents

June                                                   4.85 cents   4.31 cents

July                                                   4.85 cents   4.31 cents

August                                                 4.85 cents   4.31 cents
--------------------------------------------------------------------------------
TOTAL                                                 29.10 CENTS  25.74 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary on page 32 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.54%, based on an annualization of the current 4.78 cent ($0.0478) per share dividend and the maximum offering price of $12.63 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 43.88% would need to earn 8.09% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Minnesota Insured Tax-Free Income Fund. Minnesota's new bond issuance year-to-date through August 31 was $2.9 billion, a 9% decrease compared with the same period in 2000.(4) This reduced new-issue supply, combined with strong retail demand for Minnesota municipal bonds, should help support the state's municipal bond prices and the value of the portfolio's holdings going forward. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to continue our search for higher-yielding securities with longer call protection, and will make our investment decisions within the guiding principles of tax-free income and conservative asset management.

4. Source: The Bond Buyer, 9/4/01.


 This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN MINNESOTA
INSURED TAX-FREE
INCOME FUND


PERFORMANCE  SUMMARY AS OF  8/31/01

 Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION


    CLASS A                                   CHANGE         8/31/01    2/28/01
-------------------------------------------------------------------------------
    Net Asset Value (NAV)                     +$0.20          $12.09    $11.89
    Distributions (3/1/01-8/31/01)
    Dividend Income                          $0.2910


    CLASS C                                  CHANGE         8/31/01    2/28/01
--------------------------------------------------------------------------------
    Net Asset Value (NAV)                    +$0.20          $12.15    $11.95
    DISTRIBUTIONS (3/1/01-8/31/01)
    Dividend Income                          $0.2574

 CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

 CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE


CLASS A                                      6-MONTH   1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.24%   +9.65%   +33.40%  +83.30%
Average Annual Total Return(2)                -0.20%   +5.03%   +5.01%   +5.79%
Avg. Ann. Total Return (9/30/01)(3)                    +5.25%   +4.68%   +5.60%

Distribution Rate(4)                 4.54%
Taxable Equivalent
  Distribution Rate(5)               8.09%
30-Day Standardized Yield(6)         4.00%
Taxable Equivalent Yield(5)          7.13%


                                                                      INCEPTION

CLASS C                                      6-MONTH   1-YEAR  5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return(1)                   +3.93%   +9.00%  +29.72%   +38.64%
Average Annual Total Return(2)               +1.90%   +6.90%  +5.13%    +5.12%
Avg. Ann. Total Return (9/30/01)(3)                   +7.16%  +4.81%    +4.99%

Distribution Rate(4)                  4.14%
Taxable Equivalent
 Distribution Rate(5)                 7.38%
30-Day Standardized Yield(6)          3.60%
Taxable Equivalent Yield(5)           6.41%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Minnesota state personal income tax bracket of 43.88%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

32              Past performance does not guarantee future results.

FRANKLIN OHIO  INSURED
TAX-FREE INCOME  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal bonds.(1)

--------------------------------------------------------------------------------

STATE UPDATE

[OHIO STATE MAP]

Ohio has a history of prudent financial management, a consistently healthy balance sheet, an increasingly diverse and stable economy, and moderate debt levels. Like the nation, however, the state has experienced an economic slowdown in 2001, resulting in falling revenue growth. Although budget gaps emerged due to this revenue shortfall, the state responded swiftly with a plan to cut spending and restore budget balance. Ohio is a highly industrialized state with a developed, diverse economy, and employment trends shifting from a manufacturing base, with job growth concentrated in construction, finance, services and real estate. During the period under review, unemployment crept upward from 3.8% in February 2001 to 4.2% by August; however, it remained below the national rate, which edged up from 4.2% to 4.9% during the same time.(2) Ohio maintains moderate debt levels in relation to its substantial economic base, as the state operates under debt guidelines that limit debt service expen-ditures to less than 5% of general fund revenues. State debt per capita of $688 and debt as a percentage of personal income of 2.7% are slightly above the national medians of $540 and 2.2%.(3)

Ohio's Aa1 rating by Moody's, an independent credit rating agency, is stable.(3) The size and diversity of the state's economy, and the expectation that traditionally prudent

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured securities' market value, the value of the Fund's shares or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

2. Source: Bureau of Labor Statistics, 9/21/01.

3. Source: Moody's Investors Service, Ohio (State of), 8/3/01. This does not indicate Moody's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 79.

PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
8/31/01


                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                         31.1%

Utilities                                                                  23.4%

Prerefunded                                                                18.7%

Hospital & Health Care                                                      8.0%

Higher Education                                                            5.8%

Transportation                                                              4.2%

Housing                                                                     3.6%

Corporate-Backed                                                            3.2%

Subject to Government Appropriations                                        0.9%

Other Revenue                                                               0.7%

Tax-Supported                                                               0.4%

financial management practices will preserve financial health through future business cycles while maintaining moderate debt levels contribute to this outlook. Going forward, a significant but manageable challenge to the state's future budget-balancing effort is an Ohio Supreme Court decision requiring changes to the state's school funding arrangement.


PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Ohio Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.21 on February 28, 2001, to $12.41 on August 31, 2001. We attempted to enhance the portfolio's income-producing potential by selling lower coupon bonds and buying higher yielding and longer term securities. We also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. During the period, we sold certain securities to book tax losses. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. We sought to take advantage of available supply in the market to remain fully invested, swapping holdings for better structured bonds when available.

With these strategies in mind, the Fund sold Cleveland Waterworks Revenue, Refunding and Improvement, Series I; Lincolnview Local School District GO; Lake County Hospital Facilities Revenue - Lake Hospital System Inc.; and Perrysburg Exempted Village School District GO, Series B bonds. Purchases during the period included Ohio State Turnpike Commission Turnpike Revenue; Greene County Water System Revenue; Hamilton County Sales Tax; Summit County GO; and Franklin County Hospital Revenue bonds.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 36 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.68%, based on an annualization of the current 5.05 cent ($0.0505) per share dividend and the maximum offering price of $12.96 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Ohio state personal income tax bracket of

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/01 - 8/31/01


                                                   DIVIDEND PER SHARE
                                         ---------------------------------------
MONTH                                      CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
March                                     5.05 cents    4.45 cents    4.47 cents

April                                     5.05 cents    4.45 cents    4.47 cents

May                                       5.05 cents    4.45 cents    4.47 cents

June                                      5.05 cents    4.49 cents    4.49 cents

July                                      5.05 cents    4.49 cents    4.49 cents

August                                    5.05 cents    4.49 cents    4.49 cents
================================================================================
TOTAL                                    30.30 CENTS   26.82 CENTS   26.88 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


43.35% would need to earn 8.26% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Ohio Insured Tax-Free Income Fund. Despite an increase in Ohio's new bond issuance to $6.6 billion year-to-date through August 31, up 103% from the same period in 2000, strong retail demand for Ohio municipal bonds should help maintain the state's municipal bonds as attractive investments and help support the value of the portfolio's holdings going forward.(4) The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


4. Source: The Bond Buyer, 9/4/01.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                           CHANGE     8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.20      $ 12.41    $ 12.21
DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                  $0.3030

CLASS B                                          CHANGE      8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.21      $ 12.44    $ 12.23
DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                  $0.2682

CLASS C                                          CHANGE      8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.21      $ 12.49    $ 12.28
DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                  $0.2688

PERFORMANCE

CLASS A                                         6-MONTH   1-YEAR   5-YEAR    10-YEAR
------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.24%   +9.05%   +35.00%   +89.37%

Average Annual Total Return(2)                   -0.17%   +4.42%    +5.27%    +6.13%

Avg. Ann. Total Return (9/30/01)(3)                       +4.81%    +4.93%    +5.98%

Distribution Rate(4)                     4.68%

Taxable Equivalent Distribution Rate(5)  8.26%

30-Day Standardized Yield(6)             3.83%

Taxable Equivalent Yield(5)              6.76%

                                                                      INCEPTION
CLASS B                                            6-MONTH   1-YEAR    (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                          +4.02%   +8.51%     +16.87%

Average Annual Total Return(2)                      +0.02%   +4.51%      +7.94%

Avg. Ann. Total Return (9/30/01)(3)                          +4.96%      +7.43%

Distribution Rate(4)                     4.33%

Taxable Equivalent Distribution Rate(5)  7.64%

30-Day Standardized Yield(6)             3.49%

Taxable Equivalent Yield(5)              6.16%

                                                                             INCEPTION
CLASS C                                         6-MONTH   1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.01%   +8.49%   +31.38%    +41.93%

Average Annual Total Return(2)                   +2.01%   +6.43%    +5.40%     +5.51%

Avg. Ann. Total Return (9/30/01)(3)                       +6.85%    +5.09%     +5.41%

Distribution Rate(4)                     4.27%

Taxable Equivalent Distribution Rate(5)  7.54%

30-Day Standardized Yield(6)             3.44%

Taxable Equivalent Yield(5)              6.07%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Ohio state personal income tax bracket of 43.35%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                           37

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                        SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                        AUGUST 31, 2001     ---------------------------------------------------
                                                          (UNAUDITED)          2001       2000       1999       1998     1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................          $10.36         $ 9.61     $10.53     $10.43     $ 9.99   $10.02
                                                       ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...........................             .24            .49        .48        .51        .53      .53
 Net realized and unrealized gains (losses) .........             .25            .74       (.92)       .10        .44     (.03)
                                                       ------------------------------------------------------------------------
Total from investment operations ....................             .49           1.23       (.44)       .61        .97      .50
                                                       ------------------------------------------------------------------------
Less distributions from net investment income .......            (.25)          (.48)      (.48)      (.51)      (.53)    (.53)
                                                       ------------------------------------------------------------------------
Net asset value, end of period ......................          $10.60         $10.36     $ 9.61     $10.53     $10.43   $ 9.99
                                                       ========================================================================
Total return(b) .....................................           4.77%         13.10%    (4.22)%      6.01%      9.94%    5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $ 123,627       $116,581   $108,831   $124,488   $101,506   $77,177
Ratios to average net assets:
 Expenses ...........................................            .78%(c)        .78%       .76%       .42%       .35%      .35%
 Expenses excluding waiver and payments by affiliate.            .78%(c)        .78%       .77%       .79%       .80%      .80%
 Net investment income ..............................           4.65%(c)       4.87%      4.79%      4.88%      5.16%     5.36%
Portfolio turnover rate .............................          18.08%         29.18%     23.92%      1.81%      8.08%    32.23%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized



                       See notes to financial statements.
40

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                       PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.0%
Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ...........................   $2,500,000   $   2,551,550
Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 .....................................    1,000,000       1,007,410
Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured, 5.00%, 10/01/27 ....    1,025,000       1,013,182
Broward County HFAR, FSA Insured,
    5.65%, 11/01/22 ................................................................................      405,000         416,713
    5.70%, 11/01/29 ................................................................................      225,000         229,880
Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .............................    2,850,000       2,825,775
Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ...............    1,000,000       1,050,450
Citrus County PCR, Florida Power Corp., Refunding, MBIA Insured, 6.625%, 1/01/27 ...................    2,435,000       2,512,263
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 .............    1,890,000       1,939,102
Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 ..........................    1,000,000       1,027,080
Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 ...........    2,000,000       2,123,000
Escambia County Utilities Authority Utility System Revenue, FGIC Insured, 5.00%, 1/01/31 ...........    1,775,000       1,802,335
Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ...................    1,600,000       1,712,496
Florida HFC Revenue,
    Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 .....................    1,205,000       1,279,047
    Marina Bay Apartments, Series S, FSA Insured, 5.85%, 8/01/41 ...................................    1,070,000       1,148,463
Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured, 5.25%, 7/01/30 ....    2,000,000       2,044,500
Florida State Department of General Services Division Facilities Management Revenue, Florida
  Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ...........................................      550,000         574,970
Gulf Breeze Revenue,
    FGIC Insured, 5.80%, 12/01/20 ..................................................................    1,250,000       1,370,938
    Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 ...................................    1,915,000       2,145,049
Hernando County Water and Sewer Revenue, FGIC Insured,
    6.00%, 6/01/19 .................................................................................    1,035,000       1,078,180
    Pre-Refunded, 6.00%, 6/01/19 ...................................................................      965,000       1,009,120
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%, 12/01/34 .    1,500,000       1,651,890
Hillsborough County School Board COP, MBIA Insured, 5.375%, 7/01/26 ................................    2,000,000       2,046,600
Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ..........................    1,250,000       1,302,163
Indian Trail Water Control District Improvement Revenue Bonds, MBIA Insured,
    5.75%, 8/01/16 .................................................................................    1,090,000       1,178,857
    5.50%, 8/01/22 .................................................................................      500,000         520,630
Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 .................................    2,000,000       1,999,920
Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 ..........    1,000,000       1,099,320
Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured, 5.80%, 10/01/18    1,415,000       1,509,083
Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%, 10/01/17 .      500,000         548,905
Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 .................................    4,000,000       4,320,360
Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured, 6.05%,
    11/01/15 .......................................................................................    2,000,000       2,181,000
    11/01/20 .......................................................................................    1,500,000       1,620,570
Lynn Haven Capital Improvement Revenue,
    MBIA Insured, 5.50%, 12/01/32 ..................................................................    2,000,000       2,095,520
    Series A, MBIA Insured, 5.75%, 12/01/16 ........................................................    1,000,000       1,073,850
Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ................................    1,500,000       1,490,625
Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%, 10/01/24 ......      215,000         234,374
Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 .......................    1,000,000       1,097,810
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .................................    3,000,000       2,981,790
Miami-Dade County Aviation Revenue, Miami International Airport, Series B, FGIC Insured,
  5.75%, 10/01/29 ..................................................................................    2,500,000       2,706,400
Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%, 10/01/25 .....    2,000,000       2,244,080
Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 .............................    5,000,000       4,969,050
Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ..............................    4,220,000       4,429,059
Orange County Capital Improvement Revenue,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 ...................................................      500,000         528,630
    Refunding, AMBAC Insured, 6.00%, 10/01/22 ......................................................      490,000         515,211
Orange County Health Facilities Authority Revenue,
    Adventist/Sunbelt, Series B, FSA Insured, 6.75%, 11/15/21 ......................................    1,000,000       1,027,250
    MBIA Insured, 6.00%, 11/01/24 ..................................................................      700,000         736,456
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 11/01/24 ..........................................    1,700,000       1,801,184

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
   Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ........................   $1,000,000   $  1,099,350
   Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 ...................................    1,000,000      1,045,020
   Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
      10/01/22 .....................................................................................    1,000,000      1,047,020
      10/01/31 .....................................................................................    2,500,000      2,605,650
   Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%, 12/01/17       530,000        547,193
   Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ....    1,225,000      1,271,550
   Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 .............    1,000,000      1,089,690
   Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ................    2,000,000      2,085,740
   Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured, 5.125%,
     11/01/30 ......................................................................................    2,000,000      2,008,500
   Palm Beach County School Board COP, Series A,
      AMBAC Insured, 5.125%, 8/01/24 ...............................................................    5,000,000      5,060,200
      FGIC Insured, 6.00%, 8/01/22 .................................................................    3,000,000      3,493,650
   Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ..............    1,000,000      1,090,660
   Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 .............................    1,000,000        992,970
   Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 ..........................    1,000,000      1,044,720
   Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/25 .........    1,000,000      1,046,960
   Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 .........................      520,000        552,729
   Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%, 7/01/14 .........    1,000,000      1,105,670
   St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water Management
     Benefit, Refunding, senior lien, Series A, MBIA Insured, 5.25%, 5/01/25 .......................    5,000,000      5,133,000
   St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ...    2,240,000      2,504,589
   Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
      6.70%, 10/01/14 ..............................................................................      500,000        540,400
      6.80%, 10/01/24 ..............................................................................      500,000        541,400
   Tampa Water and Sewer Revenue, FGIC Insured, 5.50%, 10/01/29 ....................................    3,000,000      3,375,870
   Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 .................................    1,000,000      1,047,200
   Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 .................      490,000        546,428
   Village Center CDD, Recreational Revenue, Refunding, Series A, MBIA Insured, 5.00%, 11/01/21 ....    1,000,000      1,004,590
   West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured, 6.75%,
     10/01/14 ......................................................................................      500,000        555,243
                                                                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $112,734,065) .................................................                 121,208,082
                                                                                                                    ------------
(a)SHORT TERM INVESTMENTS .4%
   Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 2.40%,
     5/01/29 .......................................................................................      300,000        300,000
   Sarasota County Revenue, Sarasota Family YMCA Project, Weekly VRDN and Put, 2.10%, 10/01/21 .....      100,000        100,000
                                                                                                                    ------------
   TOTAL SHORT TERM INVESTMENTS (COST $400,000) ....................................................                     400,000
                                                                                                                    ------------
   TOTAL INVESTMENTS (COST $113,134,065) 98.4% .....................................................                 121,608,082
   OTHER ASSETS, LESS LIABILITIES 1.6% .............................................................                   2,019,207
                                                                                                                    ------------
   NET ASSETS 100.0% ...............................................................................                $123,627,289
                                                                                                                    ============



See glossary of terms on page 85.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specific dates.


                       See notes to financial statements.
42

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN INSURED TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2001   ---------------------------------------------------------------
CLASS A                                             (UNAUDITED)         2001         2000(d)      1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $11.98         $11.24       $12.26       $12.31       $12.15       $12.27
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................             .30            .60          .61          .63          .66          .69
 Net realized and unrealized gains (losses) ...             .23            .74        (1.00)         .06          .29         (.11)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............             .53           1.34         (.39)         .69          .95          .58
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.31)          (.60)        (.61)        (.64)        (.67)        (.70)
 Net realized gains ...........................              --             --         (.02)        (.10)        (.12)          --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................            (.31)          (.60)        (.63)        (.74)        (.79)        (.70)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................          $12.20         $11.98       $11.24       $12.26       $12.31       $12.15
                                                  =================================================================================

Total return(b) ...............................           4.47%         12.24%      (3.21)%        5.72%        8.09%        4.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $1,536,468     $1,472,089   $1,445,546   $1,727,014   $1,685,260   $1,662,087
Ratios to average net assets:
 Expenses .....................................            .65%(c)        .62%         .62%         .62%         .61%         .60%
 Net investment income ........................           4.95%(c)       5.23%        5.23%        5.11%        5.44%        5.68%
Portfolio turnover rate .......................           3.75%         10.40%       13.29%       13.16%       27.77%       18.66%

CLASS B
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................     $12.00       $11.24    $11.14
                                                                  ---------------------------------
Income from investment operations:
 Net investment income(a) ......................................        .26          .55       .05
 Net realized and unrealized gains .............................        .25          .75       .10
                                                                  ---------------------------------
Total from investment operations ...............................        .51         1.30       .15
                                                                  ---------------------------------
Less distributions from net investment income ..................       (.27)        (.54)     (.05)
                                                                  ---------------------------------
Net asset value, end of period .................................     $12.24       $12.00    $11.24
                                                                  =================================

Total return(b) ................................................      4.33%       11.80%     1.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................    $21,805       $6,291       $63
Ratio to average net assets:
 Expenses ......................................................      1.21%(c)     1.18%     1.18%(c)
 Net investment income .........................................      4.38%(c)     4.68%     5.23%(c)
Portfolio turnover rate ........................................      3.75%       10.40%    13.29%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN INSURED TAX-FREE INCOME FUND (CONT.)

                                                  SIX MONTHS ENDED               YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2001   ------------------------------------------------
CLASS C                                             (UNAUDITED)       2001      2000      1999      1998      1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........          $12.05      $11.31    $12.33    $12.38    $12.21    $12.31
                                                  ------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................             .26         .55       .55       .57       .60       .62
 Net realized and unrealized gains (losses) ...             .24         .73     (1.00)      .05       .29      (.09)
                                                  ------------------------------------------------------------------
Total from investment operations ..............             .50        1.28      (.45)      .62       .89       .53
                                                  ------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.27)       (.54)     (.55)     (.57)     (.60)     (.63)
 Net realized gains ...........................              --          --      (.02)     (.10)     (.12)       --
                                                  ------------------------------------------------------------------
Total distributions ...........................            (.27)       (.54)     (.57)     (.67)     (.72)     (.63)
                                                  ------------------------------------------------------------------
Net asset value, end of period ................          $12.28      $12.05    $11.31    $12.33    $12.38    $12.21
                                                  ==================================================================

Total return(b) ...............................           4.23%      11.55%   (3.74)%     5.12%     7.52%     4.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $73,056     $62,212   $56,627   $65,166   $38,057   $21,521
Ratios to average net assets:
 Expenses .....................................           1.21%(c)    1.18%     1.18%     1.18%     1.18%     1.17%
 Net investment income ........................           4.39%(c)    4.67%     4.66%     4.54%     4.86%     5.10%
Portfolio turnover rate .......................           3.75%      10.40%    13.29%    13.16%    27.77%    18.66%



(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.
44

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.9%
BONDS 97.6%
ALABAMA 2.5%
Alabama State Board Educational Revenue, Southern Union State Junior College, MBIA Insured,
  Pre-Refunded, 6.50%, 7/01/12 ....................................................................   $ 1,000,000    $   1,049,010
Alabama Water Pollution Control Authority Revolving Fund Loan, AMBAC Insured, 6.25%, 8/15/14 ......       100,000          101,487
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%, 6/01/18 ...........     5,000,000        5,183,900
Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue, Merscot-Auburn LP
  Project, FGIC Insured, 7.30%, 1/01/12 ...........................................................     1,260,000        1,290,164
Bessemer Governmental Utility Services Corp., Water Supply Revenue, MBIA Insured, 5.25%, 6/01/32 ..     5,000,000        5,076,600
Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured, 5.50%, 6/01/30 .......     1,670,000        1,740,140
East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
  Series A, MBIA Insured, 5.25%, 9/01/28 ..........................................................     7,000,000        7,100,450
Huntsville Health Care Authority Facilities Revenue, Series A, MBIA Insured, 6.375%, 6/01/22 ......       300,000          312,510
Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.125%, 2/01/29 .............................     6,650,000        6,701,471
    wts., Series D, FGIC Insured, 5.75%, 2/01/22 ..................................................     5,000,000        5,298,850
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
  Refunding, AMBAC Insured, 6.00%, 3/01/26 ........................................................     4,000,000        4,347,680
Muscle Shoals GO, wts., MBIA Insured, 5.50%, 8/01/30 ..............................................     2,000,000        2,091,720
                                                                                                                     -------------
                                                                                                                        40,293,982
                                                                                                                     -------------

ALASKA 1.2%
Alaska Energy Authority Power Revenue, Bradley Lake Project, BIG Insured, 6.25%, 7/01/21 ..........         5,000            5,052
Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 .................     3,000,000        3,088,200
Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding, Series
  A, MBIA Insured, 6.125%, 4/01/27 ................................................................     5,000,000        5,435,450
Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
    6.00%, 6/01/27 ................................................................................     5,000,000        5,222,500
    5.875%, 12/01/30 ..............................................................................       485,000          498,047
    6.10%, 12/01/37 ...............................................................................     5,000,000        5,215,250
University of Alaska Revenues, Series B, AMBAC Insured, Pre-Refunded, 6.50%, 10/01/17 .............       250,000          260,618
                                                                                                                     -------------
                                                                                                                        19,725,117
                                                                                                                     -------------

ARIZONA 3.2%
Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM, 7.70%, 8/01/10 ...     6,000,000        7,493,940
Cochise County USD No. 68, GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ..............       500,000          629,365
Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A,
  MBIA Insured, ETM, 7.00%,  12/01/16 .............................................................       300,000          376,380
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 ................................................................................    18,000,000       19,327,320
    5.625%, 1/01/29 ...............................................................................    12,655,000       13,431,131
Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ............     3,000,000        3,186,300
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Refunding, Series A, FGIC Insured,  5.50%, 1/01/19 ..............................................     1,150,000        1,167,733
Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ...................     5,000,000        5,639,400
                                                                                                                     -------------
                                                                                                                        51,251,569
                                                                                                                     -------------

ARKANSAS 1.0%
Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA Insured,
  6.50%, 7/01/10 ..................................................................................     2,000,000        2,368,380
Little Rock School District GO,
    Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ..............................................     3,970,000        4,146,149
    Series C, FSA Insured, 5.25%, 2/01/33 .........................................................     7,790,000        8,010,847
Paragould Water and Electric Revenue, AMBAC Insured, 5.65%, 12/01/25 ..............................     1,000,000        1,062,730
                                                                                                                     -------------
                                                                                                                        15,588,106
                                                                                                                     -------------

CALIFORNIA 2.0%
Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ......................    15,000,000       21,037,800
Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding, MBIA Insured,
  6.10%, 8/01/19 ..................................................................................     1,515,000        1,565,722
Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
  5.50%, 2/01/14 ..................................................................................       250,000          283,753
Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ..............     2,750,000        2,843,720
San Francisco BART, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 ......................     1,035,000        1,087,050

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CALIFORNIA (CONT.)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, MBIA
  Insured, 5.25%, 1/15/30 .........................................................................   $ 4,000,000    $   4,112,720
Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%, 4/01/22 ...........     1,460,000        1,515,641
                                                                                                                     -------------
                                                                                                                        32,446,406
                                                                                                                     -------------

COLORADO 5.0%
Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 .....................................     8,695,000        9,176,529
Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 ....................................................     3,000,000        3,285,000
Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A, FSA
  Insured, 5.125%, 12/01/17 .......................................................................     5,000,000        5,153,450
Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program, Series A,
  FSA Insured, 7.25%, 7/15/17 .....................................................................       989,000        1,011,747
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A, MBIA
  Insured, 5.00%, 9/01/21 .........................................................................     5,000,000        5,039,250
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 .......................     2,455,000        2,697,652
Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11 .......................................................................................       350,000          359,440
    3/01/17 .......................................................................................       440,000          451,867
Colorado Water Resource and Power Development Authority Small Water Resource Revenue, Series A,
  FGIC Insured, 6.70%, 11/01/12 ...................................................................     2,000,000        2,091,980
Denver City and County Airport Revenue,
    Series C, MBIA Insured, ETM, 6.125%, 11/15/25 .................................................     8,000,000        8,832,829
    Series E, MBIA Insured, 5.50%, 11/15/25 .......................................................     5,000,000        5,222,450
Denver City and County Board of Water Commissioners COP, FGIC Insured,
    6.625%, 11/15/11 ..............................................................................       545,000          554,303
    Pre-Refunded, 6.625%, 11/15/11 ................................................................       955,000          972,075
Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured, 6.00%,
  10/01/15 ........................................................................................     3,000,000        3,229,950
Garfield, Pitkin and Eagle Counties Reorganized School District No. 1 GO, MBIA Insured,
  Pre-Refunded, 6.60%, 12/15/14 ...................................................................     3,600,000        3,985,740
Goldsmith Metropolitan District GO, Refunding, MBIA Insured, 6.125%, 12/01/12 .....................     2,000,000        2,079,400
Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 ....................................     5,000,000        5,326,700
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ........................        75,000           77,333
La Plata County School District No. R-9 GO, Durango City, FGIC Insured, 6.55%, 11/01/12 ...........       490,000          515,250
Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
    5.50%, 6/01/12 ................................................................................     1,000,000        1,042,930
Mountain College Residence Hall Authority Revenue, MBIA Insured,
    5.625%, 6/01/12 ...............................................................................     1,900,000        2,039,973
    5.75%, 6/01/23 ................................................................................     3,000,000        3,195,630
Parker Water and Sanitation District Water and Sewer Revenue, Refunding, FGIC Insured, 6.20%,
  10/01/15 ........................................................................................       275,000          278,372
Postsecondary Educational Facilities Authority Revenue, University of Denver Project, Refunding,
  Connie Lee Insured, 6.00%, 3/01/10 ..............................................................     1,000,000        1,053,000
Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 .................       235,000          246,318
University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17 ...............................................................................     5,425,000        5,599,848
    5.25%, 11/15/22 ...............................................................................     7,800,000        7,965,984
                                                                                                                     -------------
                                                                                                                        81,485,000
                                                                                                                     -------------

CONNECTICUT .5%
Connecticut State Health and Educational Facilities Authority Revenue,
    Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ......................................       335,000          345,496
    Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ........................................     2,450,000        2,635,122
    Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ........................     2,000,000        2,212,500
New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ...........     2,000,000        2,056,720
                                                                                                                     -------------
                                                                                                                         7,249,838
                                                                                                                     -------------

DELAWARE .3%
Delaware State EDA Revenue, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19 ...............     1,000,000        1,044,090
Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured, Pre-Refunded,
  7.00%, 10/01/15 .................................................................................     2,900,000        3,192,291
                                                                                                                     -------------
                                                                                                                         4,236,381
                                                                                                                     -------------

FLORIDA 3.5%
Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 .................................     1,800,000        1,868,040
Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 .......................     1,000,000        1,046,930
Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ...................       200,000          252,206
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC Insured,
  5.25%, 10/01/28 .................................................................................     2,500,000        2,556,000

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%,
  12/01/34 ........................................................................................   $ 1,000,000    $   1,101,260
Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 .............     3,000,000        3,167,400
Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 ....................................     5,000,000        4,969,450
Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 ................................     3,500,000        3,565,660
Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured,
  6.05%,
    11/01/15 ......................................................................................     1,000,000        1,090,500
    11/01/20 ......................................................................................     1,000,000        1,080,380
Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 .............................     2,000,000        2,087,660
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ......................     5,000,000        5,714,600
Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ..............................     1,000,000        1,077,550
Orange County Health Facilities Authority Revenue,
    MBIA Insured, 6.00%, 11/01/24 .................................................................       260,000          273,541
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 11/01/24 .........................................       740,000          784,045
Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%, 10/01/31 .....................     1,000,000        1,042,260
Orlando and Orange County Expressway Authority Expressway Revenue, junior lien, FGIC Insured,
  6.50%,
    7/01/10 .......................................................................................       100,000          118,582
    7/01/12 .......................................................................................       225,000          270,043
Orlando Utilities Commission Water and Electric Revenue, Series A, AMBAC Insured, 5.50%, 10/01/26 .     2,535,000        2,538,219
Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ......     1,000,000        1,038,000
Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured, 5.00%,
  11/15/30 ........................................................................................     4,000,000        3,939,320
Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ...................       950,000        1,008,131
Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ...............................     5,000,000        5,006,400
Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19 .............     3,500,000        3,524,010
Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%, 11/01/15 ..       250,000          320,915
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 .......................     2,000,000        2,082,920
Tampa Bay Water Utilities Systems Revenue, FGIC Insured, 5.75%, 10/01/29 ..........................     2,000,000        2,289,480
Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical University,
  Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 .............................................     3,500,000        3,620,155
                                                                                                                     -------------
                                                                                                                        57,433,657
                                                                                                                     -------------

GEORGIA 4.3%
Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 .............    13,750,000       14,456,750
Atlanta GO, Refunding, FGIC Insured, 5.00%,
    12/01/20 ......................................................................................     4,775,000        4,823,705
    12/01/23 ......................................................................................     6,000,000        6,010,380
Atlanta Water and Wastewater Revenue, Refunding, Series A, FGIC Insured, 5.00%, 11/01/29 ..........    10,000,000       10,022,100
Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14 .......     1,535,000        1,807,309
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, Refunding, 2nd Series,
  AMBAC Insured, 5.25%, 5/01/34 ...................................................................     5,000,000        5,040,650
Cherokee County Water and Sewage Authority Revenue, FGIC Insured, 5.00%, 8/01/27 ..................     1,500,000        1,499,925
Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12 ................     1,500,000        1,541,670
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA Insured,
  6.50%, 7/01/24 ..................................................................................     1,005,000        1,027,834
Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
  Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ................................................    15,000,000       15,795,000
Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 .....................     3,500,000        3,703,630
Macon-Bibb County Urban Development Authority Revenue, MFH, Refunding, Series A, MBIA Insured,
  5.55%, 1/01/24 ..................................................................................     1,590,000        1,632,469
Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured, 5.375%,
  7/01/29 .........................................................................................     2,300,000        2,379,051
                                                                                                                     -------------
                                                                                                                        69,740,473
                                                                                                                     -------------

HAWAII 1.3%
Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
    5/01/12 .......................................................................................     1,000,000        1,116,460
    5/01/13 .......................................................................................     1,000,000        1,116,170
Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
    Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 .........................     3,000,000        3,182,160
    St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ...........................     4,000,000        4,192,680
Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Co.
  Project, Series B, MBIA Insured, 5.875%, 12/01/26 ...............................................     2,000,000        2,129,540

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
HAWAII (CONT.)
Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
    7/01/05 .......................................................................................   $   535,000    $     560,386
    7/01/06 .......................................................................................       605,000          633,151
    7/01/07 .......................................................................................       610,000          638,182
Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ...............................     6,250,000        6,297,813
Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 ............................     1,755,000        2,040,521
                                                                                                                     -------------
                                                                                                                        21,907,063
                                                                                                                     -------------

IDAHO .1%
Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded, 6.50%, 4/01/19 ..........     1,000,000        1,097,000
                                                                                                                     -------------

ILLINOIS 2.8%
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured, 5.25%, 12/01/30 ....     2,000,000        2,021,140
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 ...........       320,000          367,242
Chicago Heights GO, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 ...................................       100,000          101,127
Cicero GO, FSA Insured, 6.90%, 12/01/12 ...........................................................     1,500,000        1,602,540
Cook County Community College District No. 508 COP, FGIC Insured,
    8.50%, 1/01/02 ................................................................................     7,470,000        7,608,195
    8.75%, 1/01/05 ................................................................................     5,000,000        5,846,300
Illinois Health Facilities Authority Revenue,
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 .................     3,476,000        3,555,600
    Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 ............................     3,080,000        3,338,597
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ...........     5,000,000        4,938,200
    Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 ........................................       278,000          294,674
    Series 1990, FSA Insured, 7.75%, 8/15/10 ......................................................     2,362,000        2,409,240
    Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 .................................................        50,000           64,238
    Series B, MBIA Insured, 7.90%, 8/15/03 ........................................................     1,192,000        1,196,649
Illinois State COP, FSA Insured, Pre-Refunded, 6.95%, 7/01/13 .....................................     5,750,000        6,071,080
Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%, 1/01/06 ....       300,000          336,792
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
  Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ...........................     4,225,000        4,267,799
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 .....................     2,000,000        2,083,100
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ...............       300,000          389,502
                                                                                                                     -------------
                                                                                                                        46,492,015
                                                                                                                     -------------

INDIANA .2%
Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital Project,
  Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 .........................................       250,000          260,463
Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15 ...............       500,000          468,220
Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%, 7/01/17 ...       500,000          516,610
Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A, AMBAC Insured,
  Pre-Refunded, 6.45%, 1/01/15 ....................................................................     1,500,000        1,631,505
Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 ...............       185,000          191,053
                                                                                                                     -------------
                                                                                                                         3,067,851
                                                                                                                     -------------

IOWA .1%
Greater Iowa Housing Assistance Corp. Mortgage Revenue, Logan Park Project, Refunding, Series B,
  MBIA Insured, 6.50%, 1/01/24 ....................................................................     2,090,000        2,136,022
                                                                                                                     -------------

KANSAS .5%
Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured, 7.00%, 6/01/31 ......     3,350,000        3,448,122
Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ...................................       525,000          535,327
Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured, 5.80%, 11/15/21 .     1,330,000        1,399,732
Wichita Hospital Revenue, St. Francis, Refunding and Improvement, MBIA Insured, 6.25%, 10/01/10 ...     2,000,000        2,108,140
                                                                                                                     -------------
                                                                                                                         7,491,321
                                                                                                                     -------------

KENTUCKY .7%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
    5.375%, 6/01/22 ...............................................................................     2,000,000        2,066,900
    5.50%, 6/01/28 ................................................................................       750,000          783,533

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
KENTUCKY (CONT.)
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., AMBAC
  Insured, 6.55%, 5/01/22 .........................................................................   $ 1,000,000    $   1,042,810
Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured, 5.70%, 2/01/20 .....     1,250,000        1,324,100
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth
  Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 .................................     2,375,000        2,559,371
Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
  Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 ...............................     1,000,000        1,060,470
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
  Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ...........................................     2,000,000        2,267,520
                                                                                                                     -------------
                                                                                                                        11,104,704
                                                                                                                     -------------

LOUISIANA
New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 ....................       500,000          524,450
                                                                                                                     -------------

MAINE .5%
Maine State Health and Higher Educational Facilities Authority Revenue,
    Eastern Maine Health Care, FGIC Insured, Pre-Refunded, 6.625%, 10/01/11 .......................     2,000,000        2,045,620
    Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 ...........................................     2,000,000        2,255,480
    Series C, FSA Insured, 6.20%, 7/01/25 .........................................................     2,015,000        2,216,399
Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
    9/01/11 .......................................................................................     1,180,000        1,257,963
    9/01/12 .......................................................................................       535,000          572,429
                                                                                                                     -------------
                                                                                                                         8,347,891
                                                                                                                     -------------

MARYLAND .6%
Baltimore Revenue, Wastewater Project, Refunding, Series A, FSA Insured, 5.75%, 7/01/30 ...........     5,880,000        6,334,348
Maryland State CDA,
    Department of Housing and Community Development MFHR, Infrastructure Financing, Series A,
     AMBAC Insured, Pre-Refunded, 6.70%, 6/01/22 ..................................................       820,000          861,648
    Department of Housing and Community Development Revenue, Infrastructure Financing, Series A,
     AMBAC Insured, 6.625%, 6/01/12 ...............................................................       245,000          253,666
    Department of Housing and Community Development Revenue, Infrastructure Financing, Series A,
     AMBAC Insured, Pre-Refunded, 6.625%, 6/01/12 .................................................     1,755,000        1,843,189
Maryland State Health and Higher Educational Facilities Authority Revenue, University of Maryland
  Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ..........................................       200,000          248,006
                                                                                                                     -------------
                                                                                                                         9,540,857
                                                                                                                     -------------

MASSACHUSETTS 6.3%
Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/01/21 ..     3,700,000        3,719,980
Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 ............     1,125,000        1,158,930
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Refunding, Series A,
  AMBAC Insured, 6.00%, 7/01/18 ...................................................................     4,455,000        4,564,727
Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ...............................    10,000,000       10,913,400
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ............................     5,000,000        4,944,750
    Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ...........................     5,000,000        5,051,600
    Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 .................................     3,000,000        3,004,020
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..........................     1,000,000        1,014,200
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 .........     9,220,000        9,994,941
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 ........................     1,085,000        1,143,210
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ..............................     8,500,000        8,988,155
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...........................     9,700,000        9,913,400
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 .....................................     8,000,000        8,077,680
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 .....................................     1,120,000        1,175,798
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 .......................       880,000          927,036
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 ..........................     2,000,000        2,150,300
Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 .........................     3,000,000        3,187,530
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ...........     5,000,000        5,444,600
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 .............................................     3,000,000        3,122,670

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MASSACHUSETTS (CONT.)
Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 .............................................   $ 4,000,000    $   4,259,200
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 ............................     1,590,000        1,665,064
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 ............................     1,560,000        1,628,500
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 ............................     2,155,000        2,243,958
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 ............................     2,910,000        3,022,472
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien, Refunding,
  Series B, MBIA Insured, 5.125%, 1/01/37 .........................................................     2,100,000        2,091,348
                                                                                                                     -------------
                                                                                                                       103,407,469
                                                                                                                     -------------

MICHIGAN 6.1%
Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 ..............................     1,000,000          997,070
Detroit Sewage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 .....................................     6,000,000        5,974,740
Detroit Water Supply System Revenue, senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ..........    10,000,000       10,183,600
Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/27 ....................................     7,250,000        7,524,340
Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial Hospital,
  Series A, AMBAC Insured, 5.25%, 6/01/17 .........................................................       500,000          516,645
Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
  Refunding and Improvement,
    MBIA Insured, 5.875%, 5/15/26 .................................................................     5,500,000        5,864,485
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 .........................................     2,000,000        2,164,460
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
  Series D, FSA Insured, 6.10%, 4/01/19 ...........................................................     5,000,000        5,460,650
Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured, 5.00%, 10/01/23 ...     5,095,000        5,102,795
Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ...............     2,000,000        2,034,020
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ...................     6,725,000        6,736,702
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ....................    10,000,000        9,742,200
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ..................     2,500,000        2,648,375
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution Project,
  Refunding,
    FGIC Insured, 6.875%, 12/01/21 ................................................................       200,000          205,846
    Series BB, AMBAC Insured, 7.00%, 5/01/21 ......................................................       250,000          318,705
Michigan State Trunk Line,
 (b)Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ............................................     3,200,000        3,125,056
    Series A, FSA Insured, 5.25%, 11/01/30 ........................................................    20,000,000       20,377,000
Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 ............................     3,400,000        3,474,222
Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 .....................................     3,845,000        3,930,167
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 ................................     3,180,000        3,229,449
                                                                                                                     -------------
                                                                                                                        99,610,527
                                                                                                                     -------------

MINNESOTA 4.6%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ...............     2,000,000        2,110,300
Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/26 ...................................     2,475,000        2,503,413
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series C, FGIC
  Insured, 5.25%, 1/01/26 .........................................................................     8,000,000        8,182,880
Minnesota Agriculture and Economic Development Board Revenue, Health Care System, Fairview
  Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ....................................    12,280,000       13,027,361
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ............     1,790,000        1,865,144
Northern Municipal Power Agency Electric System Revenue, Refunding, Series B, AMBAC Insured,
  5.50%, 1/01/18 ..................................................................................     2,100,000        2,175,684
Robbinsdale ISD No. 281, GO, MBIA Insured, 5.00%, 2/01/22 .........................................     7,340,000        7,389,325
Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%, 2/01/26 ................................    11,850,000       12,674,760
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A, AMBAC Insured,
  5.75%, 1/01/18 ..................................................................................     2,870,000        3,008,765
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
  Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 ..............................................     6,500,000        6,639,295
Washington County GO,
    Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ..............     1,200,000        1,278,852
    Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ..................     2,415,000        2,575,356
Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA Insured,
  6.125%, 1/01/16 .................................................................................     8,350,000        8,436,256
Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 .............................................     2,915,000        3,008,367
                                                                                                                     -------------
                                                                                                                        74,875,758
                                                                                                                     -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSISSIPPI
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
  Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ...............................................   $   200,000    $     277,056
                                                                                                                     -------------

MISSOURI .7%
Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A, FNMA Insured,
  5.55%, 8/01/25 ..................................................................................       340,000          350,802
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Heartland
  Health System Project, AMBAC Insured, 6.35%, 11/15/17 ...........................................     1,000,000        1,059,030
Saint Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured, 6.375%, 3/15/07 .     2,850,000        2,958,414
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ..................................       150,000          150,837
St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 .......................     2,000,000        2,172,820
    Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 .........................     2,025,000        2,230,963
St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 .............................     2,950,000        3,085,081
                                                                                                                     -------------
                                                                                                                        12,007,947
                                                                                                                     -------------

MONTANA 1.0%
Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ........     4,475,000        4,648,406
Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 .....................................       750,000          789,495
Montana State Board Workers Compensation Investment Program Revenue, MBIA Insured, ETM,
  6.875%, 6/01/20 .................................................................................     8,500,000        9,925,960
Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
  Series C, MBIA Insured, 6.00%, 11/15/14 .........................................................     1,000,000        1,002,990
                                                                                                                     -------------
                                                                                                                        16,366,851
                                                                                                                     -------------

NEBRASKA .6%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA Insured,
  ETM, 6.70%, 6/01/22 .............................................................................     2,500,000        2,994,250
Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured, Pre-Refunded,
  6.20%, 12/01/14 .................................................................................     2,000,000        2,129,500
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding, Series A,
  AMBAC Insured, 6.00%,
    4/01/15 .......................................................................................     2,000,000        2,129,760
    4/01/17 .......................................................................................     1,350,000        1,399,761
Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
  5.95%, 1/01/11 ..................................................................................     1,000,000        1,089,580
                                                                                                                     -------------
                                                                                                                         9,742,851
                                                                                                                     -------------

NEVADA .7%
Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 .............................     1,000,000        1,034,220
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ..........................................       250,000          303,703
Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ...........................     4,000,000        4,837,680
Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
  First Tier, AMBAC Insured, 5.625%, 1/01/34 ......................................................     5,000,000        5,224,550
                                                                                                                     -------------
                                                                                                                        11,400,153
                                                                                                                     -------------

NEW HAMPSHIRE .7%
New Hampshire Higher Education and Health Facilities Authority Revenue,
    Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 ................................     6,750,000        7,037,955
    University System, Refunding, MBIA Insured, 6.25%, 7/01/20 ....................................     4,000,000        4,200,800
                                                                                                                     -------------
                                                                                                                        11,238,755
                                                                                                                     -------------

NEW JERSEY .8%
Essex County Improvement Authority Revenue,
    Garden State Cancer Center Project, AMBAC Insured, 6.00%, 12/01/20 ............................     2,525,000        2,780,202
    Jail and Youth House Projects, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 ...................     3,000,000        3,433,830
Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ................................................     3,575,000        3,686,004
Mount Laurel Township Municipal Utility Authority, Utility System Revenue,
    Refunding, Series A, MBIA Insured, 6.00%, 7/01/15 .............................................       785,000          820,325
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/15 ..........................................     1,215,000        1,316,890
New Jersey State Turnpike Authority Turnpike Revenue, Refunding, Series C, AMBAC Insured,
  6.50%, 1/01/16 ..................................................................................       300,000          365,304
                                                                                                                     -------------
                                                                                                                        12,402,555
                                                                                                                     -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW MEXICO .5%
Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured, 6.375%,
  12/15/22 ........................................................................................   $ 5,000,000    $   5,316,650
Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ...................     2,000,000        2,109,400
New Mexico Mortgage Finance Authority SFM Program Revenue, Series C, FGIC Insured, 8.625%,
  7/01/17 .........................................................................................       515,000          516,844
                                                                                                                     -------------
                                                                                                                         7,942,894
                                                                                                                     -------------

NEW YORK 6.2%
Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 ..........................       900,000        1,076,850
Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured, 5.375%,
  6/01/27 .........................................................................................     3,945,000        4,051,357
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured, 5.75%,
  8/01/29 .........................................................................................     5,000,000        5,366,550
New York City GO, Series C, Sub Series C-1, MBIA Insured, Pre-Refunded, 6.625%, 8/01/12 ...........       105,000          110,555
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 .............................................    10,405,000       10,564,092
    Series B, AMBAC Insured, 5.25%, 6/15/29 .......................................................     5,000,000        5,076,450
New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured, 5.80%,
    7/01/26 .......................................................................................     2,000,000        2,146,400
New York State Dormitory Authority Revenue,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ..............................................     4,000,000        4,091,800
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .......................     1,500,000        1,534,725
    Pace University, MBIA Insured, 5.70%, 7/01/22 .................................................     7,500,000        7,955,250
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ......................................     2,500,000        2,691,500
    Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 .........................................       495,000          503,440
    St. John's University, MBIA Insured, 5.70%, 7/01/26 ...........................................    15,000,000       15,802,800
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ........................................     4,000,000        4,099,880
New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ...............     3,500,000        3,578,890
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 .........     5,000,000        5,212,000
Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International
  Airport, Series A, AMBAC Insured, 6.25%, 4/01/24 ................................................     9,000,000        9,718,830
Port Authority of New York and New Jersey Revenue, Consolidated, 102nd Series, MBIA Insured,
    5.625%, 10/15/17 ..............................................................................     5,000,000        5,171,850
    5.875%, 10/15/27 ..............................................................................    10,000,000       10,365,100
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding, Series A,
  FSA Insured, 5.125%, 10/01/26 ...................................................................     1,495,000        1,507,229
                                                                                                                     -------------
                                                                                                                       100,625,548
                                                                                                                     -------------

NORTH CAROLINA 2.3%
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ......................................     1,000,000        1,051,700
Catawba County Hospital Revenue, Catawba Memorial Hospital Project, Refunding, AMBAC Insured,
  5.00%, 10/01/17 .................................................................................     1,125,000        1,144,564
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project, MBIA Insured,
  5.00%, 10/01/28 .................................................................................     2,000,000        1,982,340
North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Series B, MBIA Insured, 5.00%, 10/01/28 ................................     8,300,000        8,226,711
    Wakemed Project, AMBAC Insured, 5.00%, 10/01/27 ...............................................     6,750,000        6,691,478
North Carolina Medical Care Commission Hospital Revenue,
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .........................................     5,000,000        5,095,350
    Wayne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ....................     5,000,000        5,010,650
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM, 6.50%,
  1/01/10 .........................................................................................        20,000           23,148
Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%
    11/01/25 ......................................................................................     5,000,000        5,016,050
    11/01/31 ......................................................................................     4,000,000        3,975,080
                                                                                                                     -------------
                                                                                                                        38,217,071
                                                                                                                     -------------

NORTH DAKOTA .3%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA Insured,
  5.625%, 8/15/27 .................................................................................     5,390,000        5,551,431
                                                                                                                     -------------

OHIO 5.2%
Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14 ...........     2,000,000        2,110,880
Cleveland Airport System Revenue, Series A, FSA Insured,
    5.125%, 1/01/27 ...............................................................................     4,000,000        3,985,640
    5.00%, 1/01/31 ................................................................................     7,000,000`       6,956,880

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OHIO (CONT.)
Cleveland Waterworks Revenue,
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 ..............................   $ 2,750,000    $   2,757,233
    Series F, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 .........................................     1,625,000        1,678,121
Elyria GO, FGIC Insured, 5.40%, 12/01/17 ..........................................................     2,400,000        2,506,848
Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured, 5.00%, 12/01/27 .....     3,250,000        3,249,740
Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 ........................     3,015,000        3,105,450
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 .....................     1,750,000        1,791,318
Licking Heights Local School District GO, School Facilities Construction and Improvements,
  Series A, FGIC Insured, 5.625%, 12/01/28 ........................................................     3,465,000        3,665,381
Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding, AMBAC Insured,
  5.375%, 11/15/29 ................................................................................     5,000,000        5,131,850
Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 .....................................     7,500,000        7,644,975
Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ............................................     1,785,000        1,820,700
Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest, AMBAC
  Insured, 5.375%, 2/15/24 ........................................................................     5,500,000        5,595,590
Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ........................................     3,230,000        3,255,291
Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
  5.50%, 2/15/26 ..................................................................................    14,000,000       15,504,580
Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 ................................     3,860,000        3,943,916
Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%, 12/01/21 ...........     3,700,000        3,745,288
University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ............     2,950,000        2,970,886
West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 ..............................     3,100,000        3,248,366
                                                                                                                     -------------
                                                                                                                        84,668,933
                                                                                                                     -------------

OKLAHOMA .5%
Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 .........................       265,000          273,986
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 .................................       300,000          346,377
Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, Series A, AMBAC Insured,
  6.00%, 1/01/12 ..................................................................................     2,000,000        2,090,000
Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA Insured,
  6.20%, 3/01/20 ..................................................................................     1,625,000        1,779,164
Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured, 6.95%, 12/01/22 .....       145,000          148,447
Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, Pre-Refunded,
  6.75%, 12/01/14 .................................................................................     3,270,000        3,712,333
                                                                                                                     -------------
                                                                                                                         8,350,307
                                                                                                                     -------------

OREGON 1.9%
Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 ...............     3,000,000        3,341,580
Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 ..........     2,500,000        2,768,350
Deschutes and Jefferson Counties School District No. 2-J GO, Redmond, MBIA Insured, 5.60%, 6/01/09      1,500,000        1,576,620
Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ...........................     5,000,000        5,362,650
Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%, 12/01/22 .     1,000,000        1,033,040
Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%, 11/15/12 ........       700,000          745,521
Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 .................     1,500,000        1,569,825
Oregon State Department of Administrative Services COP, Series A,
    AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ...................................................     5,000,000        5,620,550
    MBIA Insured, 5.70%, 5/01/17 ..................................................................     1,000,000        1,054,490
Port of Portland International Airport Revenue, Portland International Airport, Series 11, FGIC
  Insured, 5.625%, 7/01/26 ........................................................................     1,000,000        1,036,830
Washington County Unified Sewer Agency Revenue, senior lien,
    FGIC Insured, 5.50%, 10/01/16 .................................................................     1,845,000        1,939,888
    Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .......................................     1,000,000        1,093,110
Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
  Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 ....................     3,000,000        3,243,090
                                                                                                                     -------------
                                                                                                                        30,385,544
                                                                                                                     -------------

PENNSYLVANIA 2.4%
Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA Insured,
  6.50%, 11/15/30 .................................................................................    10,000,000       11,420,200
Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ...........................     2,000,000        2,239,880
Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series B,
  Connie Lee Insured, Pre-Refunded, 6.375%, 7/01/18 ...............................................     5,000,000        5,252,700
Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ...     8,000,000        8,230,640
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19 .....       500,000          575,580
Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding, Series P, AMBAC
  Insured, 6.00%, 12/01/17 ........................................................................       500,000          528,755
Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25      4,000,000        4,352,840

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
PENNSYLVANIA (CONT.)
Philadelphia Water and Wastewater Revenue, FSA Insured,
    5.50%, 6/15/15 ................................................................................   $   665,000    $     697,332
    Pre-Refunded, 5.50%, 6/15/15 ..................................................................       335,000          358,437
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales Tax,
  AMBAC Insured, 5.25%, 2/01/31 ...................................................................     6,000,000        6,093,480
Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 9/01/14 .        90,000          111,340
                                                                                                                     -------------
                                                                                                                        39,861,184
                                                                                                                     -------------

RHODE ISLAND 1.2%
Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ...............     2,100,000        2,314,536
Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 ..............................................     3,000,000        3,189,000
Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System, MBIA
  Insured, 5.80%, 9/01/22 .........................................................................     7,785,000        8,312,278
Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC Insured,
  Pre-Refunded, 6.75%, 6/01/25 ....................................................................     2,000,000        2,236,300
Rhode Island State GO, Series A, FGIC Insured,
    6.25%, 6/15/07 ................................................................................       145,000          151,605
    Pre-Refunded, 6.25%, 6/15/07 ..................................................................        30,000           31,457
Rhode Island State Health and Educational Building Corp. Revenue,
    Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured, Pre-Refunded,
      7.25%, 11/15/24 .............................................................................     2,000,000        2,297,760
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ....................     1,750,000        1,858,045
                                                                                                                     -------------
                                                                                                                        20,390,981
                                                                                                                     -------------

SOUTH CAROLINA .3%
Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 6.00%, 1/01/16 .       250,000          257,440
Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, 1/01/21 .........       200,000          234,564
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series A,
  FSA Insured, ETM, 7.125%, 7/01/17 ...............................................................     3,000,000        3,733,710
Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation, MBIA Insured,
  Pre-Refunded, 5.50%, 6/01/27 ....................................................................       500,000          556,460
                                                                                                                     -------------
                                                                                                                         4,782,174
                                                                                                                     -------------

SOUTH DAKOTA .9%
Brookings COP, AMBAC Insured, 5.10%, 12/01/18 .....................................................     5,000,000        5,103,000
Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 .........................................     4,800,000        5,020,080
Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 .................................     1,800,000        1,844,604
South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ................................     2,720,000        3,376,853
South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
  MBIA Insured, 5.50%, 4/01/17 ....................................................................        20,000           20,465
                                                                                                                     -------------
                                                                                                                        15,365,002
                                                                                                                     -------------

TENNESSEE .8%
Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A, MBIA Insured,
  6.00%, 7/01/24 ..................................................................................     1,380,000        1,401,680
Johnson City Health and Educational Facilities Board Hospital Revenue, Series 2000 A, MBIA
  Insured, Pre-Refunded, 5.125%, 7/01/25 ..........................................................     2,780,000        2,838,686
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and Improvement,
  MBIA Insured, ETM, 5.25%, 7/01/28 ...............................................................     8,500,000        8,732,645
                                                                                                                     -------------
                                                                                                                        12,973,011
                                                                                                                     -------------

TEXAS 12.9%
Austin Combined Utility System Revenue, BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ...............     1,000,000        1,041,680
Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
    5.625%, 11/15/21 ..............................................................................     2,355,000        2,476,989
    5.80%, 11/15/29 ...............................................................................    13,750,000       14,594,663
Austin Utility System Revenue, Refunding, FGIC Insured, 6.00%, 5/15/15 ............................        15,000           15,089
Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
    5.125%, 5/15/27 ...............................................................................    11,125,000       11,116,211
    5.25%, 5/15/31 ................................................................................     5,000,000        5,052,600
Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's Medical,
  Refunding, FSA Insured, 5.30%, 12/01/23 .........................................................     5,000,000        5,072,500
Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 ..................................     1,980,000        1,990,256
Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding, Series A, AMBAC
  Insured, 6.70%, 3/01/17 .........................................................................     2,000,000        2,076,540
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
  6.30%, 1/01/17 ..................................................................................    12,230,000       12,951,570
Dallas-Fort Worth International Airport Revenue, Joint Series A, FGIC Insured, 6.00%, 11/01/21 ....     2,210,000        2,382,380
East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 ..................................       365,000          371,380

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TEXAS (CONT.)
Faulkey Gully MUD, GO, AMBAC Insured,
    6.625%, 3/01/07 ...............................................................................   $   295,000    $     300,363
    Pre-Refunded, 6.625%, 3/01/07 .................................................................     1,225,000        1,249,561
Fort Bend County Levee ID No. 011, GO, AMBAC Insured, 6.00%,
    9/01/21 .......................................................................................     1,395,000        1,507,521
    9/01/22 .......................................................................................     1,495,000        1,615,587
    9/01/23 .......................................................................................     1,610,000        1,739,863
Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project, Refunding,
  AMBAC Insured, 6.875%, 11/01/10 .................................................................     2,700,000        2,758,779
Harris County Health Facilities Development Corp. Revenue, Christus Health, Refunding, Series A,
  MBIA Insured, 5.375%, 7/01/29 ...................................................................    22,000,000       22,051,700
Harris County Hospital District Mortgage Revenue, AMBAC Insured,
    7.40%, 2/15/10 ................................................................................     1,330,000        1,573,643
    ETM, 7.40%, 2/15/10 ...........................................................................     1,020,000        1,177,111
Harris County Toll Road Revenue,
    senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 ..........................................     1,580,000        1,663,045
    senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 .........................................       240,000          242,614
    Series A, FGIC Insured, 6.50%, 8/15/11 ........................................................        35,000           36,866
Houston Airport System Revenue, sub. lien,
    Series A, FGIC Insured, 6.75%, 7/01/21 ........................................................     2,500,000        2,557,250
    Series B, FSA Insured, 5.50%, 7/01/30 .........................................................     4,700,000        4,845,277
Houston Water and Sewer System Revenue,
    junior lien, Refunding, Series C, AMBAC Insured, 6.375%, 12/01/17 .............................       880,000          905,520
    junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 ...............................       500,000          526,300
    junior lien, Series B, FGIC Insured, 5.75%, 12/01/30 ..........................................    10,000,000       10,609,300
    junior lien, Series C, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ..........................        55,000           56,595
    junior lien, Series C, FGIC Insured, 5.375%, 12/01/27 .........................................     6,800,000        6,933,076
    Series A, MBIA Insured, 6.375%, 12/01/22 ......................................................     1,840,000        1,954,135
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 ........................................     4,540,000        4,840,639
Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B, BIG Insured, 8.875%, 12/01/12 .       115,000          115,089
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project, Refunding,
  Series E, MBIA Insured, 6.10%, 7/01/28 ..........................................................    12,850,000       13,171,507
Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project, Refunding,
    Series A, MBIA Insured, 5.25%, 11/01/29 .......................................................     3,185,000        3,184,777
    Series B, MBIA Insured, 5.15%, 11/01/29 .......................................................     2,750,000        2,749,808
Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 .............................     6,000,000        6,941,940
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding, AMBAC Insured,
  5.45%, 2/15/25 ..................................................................................     1,450,000        1,481,509
Sabine River Authority PCR, Texas Utilities Electric Co. Project, Collateralized, Refunding,
  FGIC Insured, 6.55%, 10/01/22 ...................................................................     3,250,000        3,439,475
San Antonio Water Revenue,
    MBIA Insured, 6.50%, 5/15/10 ..................................................................     2,740,000        2,859,108
    MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ....................................................       180,000          196,506
    Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 .......................................     3,250,000        3,380,098
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, 5.125%, 8/15/20 ........     2,870,000        2,898,442
San Patricio County COP, MBIA Insured, Pre-Refunded, 6.60%, 4/01/07 ...............................     2,500,000        2,558,250
Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
  6.40%, 1/01/22 ..................................................................................     1,005,000        1,063,079
Southeast HDC, Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 ...............     1,100,000        1,167,507
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
  Health, MBIA Insured, ETM, 6.00%, 9/01/24 .......................................................     3,250,000        3,701,230
Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth Osteopathic
  Hospital, MBIA Insured, 5.125%, 5/15/21 .........................................................     2,905,000        2,911,188
Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal Hospitals,
  Refunding, Series B, MBIA Insured,
    6.25%, 8/15/22 ................................................................................     2,500,000        2,687,425
    6.375%, 8/15/23 ...............................................................................     4,885,000        5,270,329
Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured,
  5.00%, 1/01/20 ..................................................................................     7,250,000        7,268,995
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
    Series B, FSA Insured, 5.50%, 11/01/17 ........................................................     1,000,000        1,050,140
    Series C, FSA Insured, 5.60%, 11/01/27 ........................................................     1,430,000        1,482,896
    Series D, FSA Insured, 5.375%, 11/01/27 .......................................................     9,700,000        9,854,036
United ISD, GO, 5.125%, 8/15/26 ...................................................................     3,000,000        3,006,120
                                                                                                                     -------------
                                                                                                                       210,726,057
                                                                                                                     -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
US TERRITORIES
District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ........................   $   485,000    $     488,638
                                                                                                                     -------------

UTAH .9%
Intermountain Power Agency Power Supply Revenue, Refunding, Series B, MBIA Insured, 5.75%, 7/01/19      3,250,000        3,498,950
Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ..........        40,000           57,060
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
    8/15/21 .......................................................................................     5,000,000        5,087,050
    8/15/26 .......................................................................................     5,000,000        5,063,600
Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 ........     1,080,000        1,125,468
                                                                                                                     -------------
                                                                                                                        14,832,128
                                                                                                                     -------------

VERMONT .4%
Vermont HFAR, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 .....................     4,880,000        4,939,194
Vermont Municipal Bond Bank Revenue, Series 2, FSA Insured, 6.25%, 12/01/19 .......................     1,000,000        1,059,250
                                                                                                                     -------------
                                                                                                                         5,998,444
                                                                                                                     -------------

VIRGINIA .8%
Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
  6.00%, 6/01/12 ..................................................................................     5,000,000        5,448,450
Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
  6.50%, 10/01/24 .................................................................................     1,000,000        1,114,750
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 ..................     3,850,000        3,972,392
Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
  MBIA Insured,
    5.00%, 10/01/18 ...............................................................................     1,000,000        1,023,400
    5.25%, 10/01/28 ...............................................................................     1,420,000        1,461,223
                                                                                                                     -------------
                                                                                                                        13,020,215
                                                                                                                     -------------

WASHINGTON 5.3%
Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ...................       900,000          977,031
Grant County PUD No. 2 Wanapum Hydroelectric Revenue, Series B, AMBAC Insured,
    6.75%, 1/01/23 ................................................................................     1,060,000        1,093,104
    Pre-Refunded, 6.75%, 1/01/23 ..................................................................       940,000          970,907
King County Public Hospital District No. 1 Hospital Facilities Revenue, Valley Medical Center,
  King County Sewer, MBIA Insured, 6.125%, 1/01/33 ................................................     3,000,000        3,230,670
Kitsap County School District No. 100-C GO, MBIA Insured, Pre-Refunded, 6.60%, 12/01/08 ...........     1,015,000        1,061,101
Klickitat County PUD No. 1 Electric Revenue, FGIC Insured,
    5.65%, 10/01/15 ...............................................................................     1,000,000        1,046,040
    5.75%, 10/01/27 ...............................................................................     1,000,000        1,045,920
Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded, 6.60%, 12/01/11 ....     1,040,000        1,156,958
Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 .................     1,000,000        1,069,030
Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ................................................     2,000,000        2,156,480
Seatac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ...........................     2,890,000        3,183,711
Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured, Pre-Refunded,
  6.30%, 1/01/33 ..................................................................................    11,000,000       11,741,180
Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 .......................................     2,000,000        2,083,320
Snohomish County PUD No. 1, Electric Revenue, Generation System, FGIC Insured, ETM, 6.65%, 1/01/16      4,250,000        4,387,700
Spokane Public Facilities District Hotel Motel and Sales Use Tax Revenue, Multi-Purpose Arena
  Project, AMBAC Insured, 6.50%, 1/01/18 ..........................................................     5,000,000        5,156,650
Tacoma Electric System Revenue,
    AMBAC Insured, 6.25%, 1/01/11 .................................................................       470,000          484,946
    AMBAC Insured, Pre-Refunded, 6.25%, 1/01/11 ...................................................        30,000           32,216
    Refunding, FGIC Insured, 6.25%, 1/01/15 .......................................................     6,190,000        6,763,008
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ...............................................     3,400,000        3,510,534
Thurston and Pierce Counties Community Schools GO, Series B, AMBAC Insured, 6.65%, 12/01/09 .......     1,305,000        1,453,770
Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 .......................     6,000,000        6,123,660
Washington State Health Care Facilities Authority Revenue,
    Providence Services, MBIA Insured, 5.50%, 12/01/26 ............................................     5,000,000        5,145,450
    Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ............................    13,000,000       13,376,740

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   WASHINGTON (CONT.)
   Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
     Series A, MBIA Insured, 6.25%, 7/01/17 .......................................................   $   420,000    $     439,482
   Washington State University Revenues, Housing and Dining System, Refunding, MBIA Insured,
     6.40%, 10/01/24 ..............................................................................     6,130,000        6,805,955
   Western Washington University Revenue, Housing and Dining System,
        MBIA Insured, 6.375%, 10/01/22 ............................................................        80,000           83,741
        Refunding, MBIA Insured, 6.70%, 10/01/11 ..................................................       235,000          235,618
        Refunding, MBIA Insured, 6.375%, 10/01/21 .................................................       770,000          771,848
   Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ..............       350,000          374,878
                                                                                                                     -------------
                                                                                                                        85,961,648
                                                                                                                     -------------

   WEST VIRGINIA 1.5%
   Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C, AMBAC
     Insured, 6.75%, 8/01/24 ......................................................................    11,560,000       12,725,942
   Monongalia County Building Community Hospital Revenue, Monongalia General Hospital, Refunding,
     Series B, MBIA Insured, 6.50%, 7/01/17 .......................................................     1,000,000        1,029,470
   West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ................................     5,000,000        4,999,650
   West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 ...............     2,250,000        2,395,980
   West Virginia State Water Development Authority Revenue, Loan Program, Refunding, Series A, FSA
     Insured, 7.00%, 11/01/25 .....................................................................     2,750,000        2,821,913
                                                                                                                     -------------
                                                                                                                        23,972,955
                                                                                                                     -------------

   WISCONSIN .3%
   Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, FGIC
     Insured, 6.90%, 8/01/21 ......................................................................     3,000,000        3,788,220
   Wisconsin State Health and Educational Facilities Authority Revenue, SSM Health Care,
     Refunding, Series AA, MBIA Insured, 6.25%, 6/01/20 ...........................................       500,000          521,385
   Wisconsin State Health and Educational Revenue,
        Community Provider Program, Series A, FSA Insured, 7.50%, 1/15/04 .........................       920,000          935,143
        Series A, FSA Insured, 7.50%, 1/15/09 .....................................................       187,000          190,024
                                                                                                                     -------------
                                                                                                                         5,434,772
                                                                                                                     -------------

   WYOMING 1.2%
   Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA
     Insured, 5.90%, 1/01/16 ......................................................................       500,000          522,940
   Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
     6.00%, 9/15/24 ...............................................................................     9,885,000       10,667,694
   Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 .....................................     6,750,000        6,942,105
   Wyoming Municipal Power Agency Power Supply System Revenue, Series A, MBIA Insured,
     Pre-Refunded, 6.125%, 1/01/16 ................................................................     2,000,000        2,130,219
                                                                                                                     -------------
                                                                                                                        20,262,958
                                                                                                                     -------------
   TOTAL BONDS ....................................................................................                  1,592,301,520
                                                                                                                     -------------

   ZERO COUPON BONDS 1.3%
   Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
     MBIA Insured, zero cpn to 10/01/05,
        6.05% thereafter, 10/01/20 ................................................................    12,760,000       10,825,967
        6.15% thereafter, 10/01/26 ................................................................    12,195,000       10,214,288
                                                                                                                     -------------
   TOTAL ZERO COUPON BONDS ........................................................................                     21,040,255
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $1,517,403,203) ..............................................                  1,613,341,775
                                                                                                                     -------------

(a)SHORT TERM INVESTMENTS .2%
   CALIFORNIA .1%
   Tustin 1915 Act, Reassessment District No. 95-2, Series A, Daily VRDN and Put, 2.35%, 9/02/13 ..       900,000          900,000
                                                                                                                     -------------

   KENTUCKY .1%
   Louisville & Jefferson County Regional Airport Authority, Special Facilities Revenue, UPS
     Worldwide Forwarding, Series C, Daily VRDN and Put, 2.55%, 1/01/29 ...........................     1,400,000        1,400,000
                                                                                                                     -------------

   MISSOURI
   Independence IDA, Industrial Revenue, Development Groves and Graceland, Series A, Daily VRDN
     and Put, 2.55%, 11/01/27 .....................................................................       200,000          200,000
                                                                                                                     -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS (CONT.)
   PENNSYLVANIA
   Allegheny County IDA Revenue, Longwood at Oakmont Inc., Project A, Daily VRDN and Put,
     2.55%, 7/01/27 ...............................................................................   $   700,000    $      700,000
                                                                                                                     --------------

   WYOMING
   Uinta County PCR, Chevron USA Inc. Project, Refunding, Daily VRDN and Put, 2.50%, 8/15/20 ......       600,000           600,000
                                                                                                                     --------------
   TOTAL SHORT TERM INVESTMENTS (COST $3,800,000) .................................................                       3,800,000
                                                                                                                     --------------
   TOTAL INVESTMENTS (COST $1,521,203,203) 99.1% ..................................................                   1,617,141,775
   OTHER ASSETS, LESS LIABILITIES .9% .............................................................                      14,187,577
                                                                                                                     --------------
   NET ASSETS 100.0% ..............................................................................                  $1,631,329,352
                                                                                                                     ==============



See glossary of terms on page 85.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                       See notes to financial statements
58

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2001 ---------------------------------------------------------------
CLASS A                                               (UNAUDITED)         2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  11.54       $  10.75     $  11.71     $  11.75     $  11.54     $  11.65
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................             .28            .57          .58          .59          .61          .63
 Net realized and unrealized gains (losses) ...             .22            .79         (.96)         .03          .35         (.10)
                                                   --------------------------------------------------------------------------------
Total from investment operations ..............             .50           1.36         (.38)         .62          .96          .53
                                                   --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.29)          (.57)        (.58)        (.59)        (.62)        (.64)
 Net realized gains ...........................             --             --           --          (.07)        (.13)         --
                                                   --------------------------------------------------------------------------------
Total distributions ...........................            (.29)          (.57)        (.58)        (.66)        (.75)        (.64)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ................        $  11.75       $  11.54     $  10.75     $  11.71     $  11.75     $  11.54
                                                   ================================================================================

Total return(b)................................            4.47%         12.94%       (3.34)%       5.36%        8.50%        4.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $360,431       $327,650     $306,531     $340,109     $328,147     $325,065
Ratios to average net assets:
 Expenses .....................................             .69%(c)        .70%         .68%         .68%         .68%         .68%
 Net investment income ........................            4.84%(c)       5.12%        5.16%        4.99%        5.21%        5.51%
Portfolio turnover rate .......................            2.78%         15.69%       25.75%        6.80%       30.46%       29.22%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  11.61       $  10.81     $  11.76     $  11.80     $  11.59     $  11.69
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................             .25            .51          .52          .52          .55          .57
 Net realized and unrealized gains (losses) ...             .22            .80         (.96)         .03          .34         (.09)
                                                   --------------------------------------------------------------------------------
Total from investment operations ..............             .47           1.31         (.44)         .55          .89          .48
                                                   --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.26)          (.51)        (.51)        (.52)        (.55)        (.58)
 Net realized gains ...........................             --             --           --          (.07)        (.13)         --
                                                   --------------------------------------------------------------------------------
Total distributions ...........................            (.26)          (.51)        (.51)        (.59)        (.68)        (.58)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period ................        $  11.82       $  11.61     $  10.81     $  11.76     $  11.80     $  11.59
                                                   ================================================================================

Total return(b) ...............................            4.07%         12.35%       (3.78)%       4.74%        7.86%        4.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $ 29,126       $ 28,397     $ 27,253     $ 26,271     $ 13,937     $  6,378
Ratios to average net assets:
 Expenses .....................................            1.25%(c)       1.25%        1.24%        1.24%        1.25%        1.25%
 Net investment income ........................            4.29%(c)       4.57%        4.60%        4.44%        4.59%        4.96%
Portfolio turnover rate .......................            2.78%         15.69%       25.75%        6.80%       30.46%       29.22%


(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.                     59

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)


                                                                                                             PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 96.9%
 Ashburnham and Westminister Regional School District GO, MBIA Insured, 6.00%, 12/15/13 ................   $ 2,700,000   $ 2,927,799
 Attleboro GO, AMBAC Insured, Pre-Refunded, 6.00%,
    7/01/11 ............................................................................................     1,045,000     1,140,858
    7/01/12 ............................................................................................     1,045,000     1,140,858
    7/01/13 ............................................................................................       685,000       747,835
    7/01/14 ............................................................................................       755,000       824,256
 Blackstone-Milville School District GO, AMBAC Insured, Pre-Refunded, 6.50%,
    5/01/08 ............................................................................................       705,000       737,465
    5/01/09 ............................................................................................       750,000       784,538
    5/01/10 ............................................................................................       795,000       831,610
 Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%, 2/15/23 ...............    10,245,000    10,496,720
 Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ................................     1,750,000     1,817,760
 Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 .................     3,140,000     3,259,163
 Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 .................................     4,000,000     4,321,440
 Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20 ..................................     1,000,000     1,079,950
 Greenfield GO, MBIA Insured, Pre-Refunded, 6.50%,
    10/15/08 ...........................................................................................       500,000       512,155
    10/15/09 ...........................................................................................       500,000       512,155
 Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 ..........................     1,000,000     1,072,110
 Hudson GO, MBIA Insured, 6.00%,
    5/15/13 ............................................................................................       250,000       271,813
    5/15/14 ............................................................................................       240,000       261,266
 Kingston GO, FGIC Insured, 5.50%, 11/15/19 ............................................................     2,055,000     2,191,164
 Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 ............................................................     4,360,000     4,402,161
 Lenox GO, Refunding, AMBAC Insured,
    6.60%, 10/15/11 ....................................................................................     1,000,000     1,023,930
    6.625%, 10/15/15 ...................................................................................       500,000       511,980
 Lowell GO, FGIC Insured, 5.85%, 2/15/20 ...............................................................     1,595,000     1,749,859
 Ludlow GO, School Project, Limited Tax, MBIA Insured,
    7.30%, 11/01/07 ....................................................................................       210,000       253,300
    7.30%, 11/01/08 ....................................................................................       210,000       256,082
    7.40%, 11/01/09 ....................................................................................       210,000       261,559
 Lynn Water and Sewer Commission General Revenue, Series A, FSA Insured, 5.125%, 12/01/17 ..............     3,000,000     3,080,940
 Mansfield GO, Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ...................................     1,685,000     1,738,718
 Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 ..............................................       500,000       529,015
 Massachusetts Bay Transportation Authority COP, BIG Insured, 7.75%, 1/15/06 ...........................     2,500,000     2,749,400
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series C, FGIC Insured, 5.25%, 3/01/15 .............................................................     2,000,000     2,171,520
    Series D, MBIA Insured, 5.00%, 3/01/27 .............................................................     5,000,000     4,985,650
 Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09 .......     1,130,000     1,149,911
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue, Series D, MBIA Insured,
    6.125%, 7/01/19 ....................................................................................     4,395,000     4,593,478
 Massachusetts State College Building Authority Project Revenue, Series 1, MBIA Insured, 5.375%, 5/01/23     5,000,000     5,184,500
 Massachusetts State Development Finance Agency Revenue,
    Series A, GNMA Secured, 6.90%, 10/20/41 ............................................................     2,090,000     2,447,181
    Western New England College, AMBAC Insured, 5.25%, 7/01/20 .........................................     1,500,000     1,555,065
 Massachusetts State GO, Series B,
    AMBAC Insured, 6.50%, 8/01/11 ......................................................................     1,665,000     1,702,895
    MBIA Insured, 6.50%, 8/01/11 .......................................................................       855,000       874,460
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 ........................     1,500,000     1,604,940
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ....................................     1,500,000     1,637,010
    Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ...................................     5,500,000     6,035,480
    Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 .........................     1,720,000     1,727,138
    Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ............................................        20,000        20,466
    Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ..........................     1,000,000     1,006,810
    Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 .....................................     6,575,000     6,468,880
    Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ...........................     2,200,000     2,317,788
    Community College Program, Series A,Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09 ..............     1,000,000     1,062,510
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ................................     3,500,000     3,648,890

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
 -----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ..........................   $ 7,720,000   $ 7,956,000
    Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 .............     1,000,000     1,081,030
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .........................    21,730,000    22,038,566
    Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ...........     2,500,000     2,674,900
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ........     7,000,000     7,588,350
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 .......................     1,280,000     1,348,672
    Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16 ......................................     2,400,000     2,454,408
    Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 ................................     6,500,000     7,150,650
    New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded, 6.875%, 4/01/22 ......     1,895,000     1,980,029
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 ............................     1,300,000     1,418,352
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 ............................     6,750,000     7,364,520
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .............................     3,900,000     4,123,977
    Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 .............................     1,250,000     1,252,900
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ..........................     5,000,000     5,110,000
    Series I, MBIA Insured, 6.125%, 7/01/17 ......................................................       610,000       637,548
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ....................................     1,600,000     1,615,536
    Springfield College, AMBAC Insured, 5.00%, 10/15/27 ..........................................     2,500,000     2,499,875
    Stonehill College, MBIA Insured, 6.55%, 7/01/12 ..............................................       495,000       519,463
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ....................................     1,550,000     1,627,221
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12 ......................       395,000       415,951
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 ......................     1,450,000     1,527,503
    Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ...................................     1,690,000     1,777,627
    Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 .............................     3,000,000     3,140,940
    Tufts University, FGIC Insured, 5.95%, 8/15/18 ...............................................     4,000,000     4,178,400
    Tufts University, Series I, 5.25%, 2/15/30 ...................................................     4,000,000     4,089,520
    University of Massachusetts Project, Series A, FGIC Insured, 5.875%, 10/01/29 ................     4,000,000     4,385,440
    University of Massachusetts, Worcester Campus, Series B, FGIC Insured, 5.25%, 10/01/31 .......     3,500,000     3,573,990
    Wellesley College, Series F, 5.125%, 7/01/39 .................................................     2,500,000     2,508,425
    Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ...................................     1,770,000     1,874,961
    Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 .....................................     2,500,000     2,593,125
 Massachusetts State HFA,
    Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%, 7/01/30 .............................     2,000,000     2,076,580
    MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 ........................       430,000       541,392
    SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 ...............................................     2,500,000     2,607,400
    SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 ................................................     4,510,000     4,600,471
    SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30 ..............................................     4,655,000     4,745,121
 Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Taunton
    Project, GNMA Secured, 5.50%, 6/20/40 ........................................................     1,985,000     2,009,852
 Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric Co.,
    Series A, AMBAC Insured, 5.875%, 7/01/17 .....................................................     4,000,000     4,298,360
 Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ........................     3,105,000     3,299,094
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ..........     2,010,000     2,188,729
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ...........................................     1,560,000     1,627,704
    St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ........................................     2,665,000     2,740,180
    Suffolk University, AMBAC Insured, 5.25%, 7/01/27 ............................................     4,000,000     4,076,720
    Trustees Deerfield Academy, 5.25%, 10/01/27 ..................................................     2,800,000     2,855,216
    Western New England College, AMBAC Insured, 5.00%, 7/01/28 ...................................     4,000,000     3,993,840
    WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ........................     2,500,000     2,496,325
    Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 ....................     3,720,000     3,829,219
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ..........     2,000,000     2,101,420
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 .........     4,000,000     4,032,560
 Massachusetts State Port Authority Revenue,
    Series A, FSA Insured, 5.125%, 7/01/17 .......................................................     2,000,000     2,069,300
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ...........................     2,215,000     2,319,570
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ...........................     2,310,000     2,408,383
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ............................     7,450,000     7,782,866
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ............................     1,000,000     1,044,020

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
 -------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Massachusetts State Port Authority Revenue, (cont.)
    US Airways Project, MBIA Insured, 6.00%, 9/01/21 .............................................   $  4,700,000   $  5,083,144
    US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ..................................      4,500,000      4,762,350
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 .......................................................     10,000,000      9,788,200
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ................................     10,000,000      9,958,800
    sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29 ............................................      5,000,000      5,084,650
 Massachusetts State Water Pollution Abatement Trust Revenue,
    Pool Program Bonds, Series 6, 5.50%, 8/01/30 .................................................      3,695,000      3,911,712
    Pool Program Bonds, Series 7, 5.125%, 2/01/31 ................................................      6,000,000      6,067,080
    Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 .....................      5,000,000      5,394,800
 Massachusetts State Water Resource Authority Revenue, Refunding,
    Series A, FGIC Insured, 5.75%, 8/01/39 .......................................................      9,275,000      9,974,613
    Series B, MBIA Insured, 5.00%, 3/01/22 .......................................................      1,500,000      1,503,600
 Melrose GO, MBIA Insured,
    6.00%, 8/15/11 ...............................................................................        200,000        218,944
    6.05%, 8/15/12 ...............................................................................        200,000        219,224
    6.10%, 8/15/13 ...............................................................................        200,000        219,502
    6.10%, 8/15/14 ...............................................................................        200,000        219,502
 New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 ............................      3,685,000      3,726,972
 Norfolk GO, AMBAC Insured, 6.00%,
    1/15/10 ......................................................................................        450,000        479,466
    1/15/11 ......................................................................................        425,000        452,829
    1/15/12 ......................................................................................        375,000        399,555
    1/15/13 ......................................................................................        300,000        319,644
 Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured, 5.375%, 6/15/33     10,000,000     10,284,400
 Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 .............      3,000,000      3,038,160
 South Essex Sewer District GO,
    AMBAC Insured, 6.25%, 11/01/11 ...............................................................        330,000        338,257
    Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 .........................................      2,800,000      3,153,052
 Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 ..................................................      2,375,000      2,448,483
 Springfield GO, Municipal Purpose Loan,
    FGIC Insured, 5.00%, 8/01/21 .................................................................      5,000,000      5,081,400
    FSA Insured, 5.00%, 11/15/18 .................................................................      1,500,000      1,534,290
 Whately GO, AMBAC Insured,
    6.20%, 1/15/07 ...............................................................................        215,000        221,809
    6.30%, 1/15/08 ...............................................................................        215,000        221,884
    6.40%, 1/15/10 ...............................................................................        200,000        206,474
 Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ................................      1,335,000      1,474,036
                                                                                                                    ------------
 TOTAL LONG TERM INVESTMENTS (COST $354,016,207) .................................................                   377,721,464
                                                                                                                    ------------
(a) SHORT TERM INVESTMENTS 1.7%
 Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets Program,
    Series D, MBIA Insured, Daily VRDN and Put, 2.40%, 1/01/35 ...................................      5,000,000      5,000,000
    Series E, Daily VRDN and Put, 2.50%, 1/01/35 .................................................      1,550,000      1,550,000
                                                                                                                    ------------
 TOTAL SHORT TERM INVESTMENTS (COST $6,550,000) ..................................................                     6,550,000
                                                                                                                    ------------
 TOTAL INVESTMENTS (COST $360,566,207) 98.6% .....................................................                   384,271,464
 OTHER ASSETS, LESS LIABILITIES 1.4% .............................................................                     5,285,065
                                                                                                                    ------------
 NET ASSETS 100.0% ...............................................................................                  $389,556,529
                                                                                                                    ============


See glossary of terms on page 85.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


62                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 2001 ------------------------------------------------------------------
CLASS A                                            (UNAUDITED)        2001          2000(d)       1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $    12.08    $    11.37    $    12.28    $    12.20    $    12.00    $    12.09
                                                -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................          .29           .60           .60           .61           .63           .66
 Net realized and unrealized gains (losses) ...          .24           .70          (.91)          .13           .34          (.09)
                                                -----------------------------------------------------------------------------------
Total from investment operations ..............          .53          1.30          (.31)          .74           .97           .57
                                                -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.30)         (.59)         (.60)         (.61)         (.64)         (.66)
 Net realized gains ...........................          --            --            -- (e)       (.05)         (.13)           --
                                                -----------------------------------------------------------------------------------
Total distributions ...........................         (.30)         (.59)         (.60)         (.66)         (.77)         (.66)
                                                -----------------------------------------------------------------------------------
Net asset value, end of period ................   $    12.31    $    12.08    $    11.37    $    12.28    $    12.20    $    12.00
                                                ===================================================================================

Total return(b)................................         4.47%        11.74%        (2.57)%        6.23%         8.37%         4.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $1,165,612    $1,084,743    $1,057,787    $1,161,345    $1,142,565    $1,111,537
Ratios to average net assets:
 Expenses .....................................          .64%(c)       .64%          .63%          .63%          .63%          .62%
 Net investment income ........................         4.86%(c)      5.10%         5.10%         4.98%         5.24%         5.52%
Portfolio turnover rate .......................         2.71%        10.34%        13.73%         7.37%        20.08%        30.03%

CLASS B
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $    12.12    $    11.38    $    11.31
                                                  --------------------------------------
Income from investment operations:
 Net investment income(a) .......................        .26           .54           .05
 Net realized and unrealized gains ............          .24           .73           .07
                                                  --------------------------------------
Total from investment operations ..............          .50          1.27           .12
                                                  --------------------------------------
Less distributions from net investment income .         (.27)         (.53)         (.05)
                                                  --------------------------------------
Net asset value, end of period ................   $    12.35    $    12.12    $    11.38
                                                  ======================================
Total return(b) .................................       4.15%        11.28%         1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $   21,363    $    7,818    $      228
Ratio to average net assets:
 Expenses .....................................         1.20%(c)      1.20%         1.19%(c)
 Net investment income ........................         4.30%(c)      4.52%         4.88%(c)
Portfolio turnover rate .......................         2.71%        10.34%        13.73%


(a)  Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
(e)  The fund made a capital gain distribution of $.0003.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONT.)

                                                  SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2001     ----------------------------------------------------------
CLASS C                                              (UNAUDITED)          2001          2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 12.17          $ 11.45       $ 12.36     $ 12.27     $ 12.07     $ 12.14
                                                  -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................           .26              .54           .54         .55         .57         .59
 Net realized and unrealized gains (losses) ...           .24              .71          (.92)        .13         .33        (.07)
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............           .50             1.25          (.38)        .68         .90         .52
                                                  -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.27)            (.53)         (.53)       (.54)       (.57)       (.59)
 Net realized gains ...........................           --               --             -- (d)    (.05)       (.13)         --
                                                  -------------------------------------------------------------------------------
Total distributions ...........................          (.27)            (.53)         (.53)       (.59)       (.70)       (.59)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................       $ 12.40          $ 12.17       $ 11.45     $ 12.36     $ 12.27     $ 12.07
                                                  ===============================================================================

Total return(b)................................          4.14%           11.14%        (3.11)%      5.71%       7.70%       4.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $65,230          $53,620       $49,038     $49,970     $32,873     $20,162
Ratios to average net assets:
 Expenses .....................................          1.20%(c)         1.20%         1.19%       1.19%       1.20%       1.19%
 Net investment income ........................          4.30%(c)         4.54%         4.54%       4.42%       4.67%       4.94%
Portfolio turnover rate .......................          2.71%           10.34%        13.73%       7.37%      20.08%      30.03%

(a)  Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized
(d)  The fund made a capital gain distribution of $.0003.


64                          See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                         PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                             AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
Allegan Public School, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .................................   $ 4,165,000   $ 4,643,892
Allendale Public School District GO, MBIA Insured,
   5.875%, 5/01/14 .................................................................................     1,335,000     1,413,498
   Pre-Refunded, 6.00%, 5/01/24 ....................................................................     3,750,000     4,079,325
Almont Community Schools GO, FGIC Insured, 5.50%, 5/01/26 ..........................................     1,925,000     1,973,202
Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ..............................     1,665,000     1,845,852
Anchor Bay School District GO,
   MBIA Insured, Pre-Refunded, 5.50%, 5/01/26 ......................................................     7,380,000     8,134,678
   School Building and Site, Series I, FGIC Insured, 6.00%, 5/01/29 ................................     2,000,000     2,288,260
   School Building and Site, Series II, FGIC Insured, 5.70%, 5/01/25 ...............................     5,000,000     5,329,800
   School Building and Site, Series II, FGIC Insured, 5.75%, 5/01/30 ...............................     3,750,000     4,027,050
Avondale School District GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ...........................     4,000,000     4,459,920
Bath Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/25 ..............................     1,625,000     1,793,756
Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured, 5.125%, 5/01/20     4,500,000     4,559,130
Berkley City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 ........................     2,125,000     2,336,331
Big Rapids Public School District GO, Building and Site, FGIC Insured, Pre-Refunded, 5.625%, 5/01/25     1,470,000     1,609,797
Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%,
   5/01/16 .........................................................................................     5,540,000     6,197,930
   5/01/26 .........................................................................................     7,000,000     7,831,320
Breitung Township School District GO, Refunding, MBIA Insured, 6.30%, 5/01/15 ......................     2,935,000     3,057,918
Byron Center Public Schools GO, Refunding, MBIA Insured, 5.875%, 5/01/24 ...........................       135,000       142,374
Caledonia Community Schools,
   MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ......................................................     4,500,000     5,040,315
   Refunding, AMBAC Insured, 6.625%, 5/01/14 .......................................................     3,750,000     3,914,850
Calumet, Lauium and Keweenah Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20 .........       875,000       953,129
Cedar Springs Public School District GO, MBIA Insured, Pre-Refunded, 5.875%,
   5/01/19 .........................................................................................     2,425,000     2,641,528
   5/01/24 .........................................................................................     3,875,000     4,215,768
Central Michigan University Revenue, FGIC Insured,
   5.00%, 10/01/27 .................................................................................       500,000       497,815
   Pre-Refunded, 5.625%, 10/01/22 ..................................................................     2,500,000     2,781,875
Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 ....................................     1,400,000     1,527,974
Charles Stewart Mott Community College GO, FGIC Insured, 5.50%, 5/01/21 ............................     3,550,000     3,721,465
Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 .................................     5,000,000     5,136,850
Chelsea School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25 ............................     3,140,000     3,465,524
Coldwater Community Schools GO, MBIA Insured, Pre-Refunded,
   6.20%, 5/01/15 ..................................................................................     1,100,000     1,212,376
   6.30%, 5/01/23 ..................................................................................     1,700,000     1,877,973
De Witt Public Schools GO, AMBAC Insured, Pre-Refunded,
   5.70%, 5/01/21 ..................................................................................     6,905,000     7,681,397
   5.50%, 5/01/26 ..................................................................................     5,500,000     6,062,430
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
   Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ...............................................     1,000,000     1,015,160
   Series A, FGIC Insured, 5.75%, 11/15/15 .........................................................       100,000       107,294
Detroit GO, City School District, Series A, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/25 ............    14,000,000    15,678,040
Detroit Local Development Finance Authority Tax Allocation, Series A, 5.375%, 5/01/21 ..............       100,000       102,035
Detroit Sewage Disposal Revenue,
   Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ...............................................    12,585,000    12,804,734
   Series A, MBIA Insured, 5.50%, 7/01/20 ..........................................................       215,000       224,178
   Series A, MBIA Insured, 5.00%, 7/01/27 ..........................................................    20,000,000    19,912,400
Detroit Water Supply System Revenue,
   Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ....................................................     5,000,000     5,240,500
   second lien, Series B, FGIC Insured, 5.50%, 7/01/33 .............................................    20,000,000    21,017,400
   senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 .............................................     6,625,000     6,746,635
   senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ..............................     1,500,000     1,718,385
   Series A, MBIA Insured, 5.00%, 7/01/27 ..........................................................     5,750,000     5,724,815
Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .......................     5,500,000     5,563,580
Dexter Community Schools GO, Refunding, AMBAC Insured, 5.70%, 5/01/14 ..............................     1,050,000     1,104,989

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
 ----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 East Detroit School District GO, FGIC Insured,
    6.10%, 5/01/16 ....................................................................................   $ 1,025,000   $ 1,122,191
    Pre-Refunded, 6.10%, 5/01/16 ......................................................................     4,975,000     5,613,740
 East Grand Rapids Public School District GO, FSA Insured, 6.00%, 5/01/29 .............................     4,775,000     5,463,221
 Eastern Michigan University Revenue,
    FGIC Insured, 5.50%, 6/01/27 ......................................................................     9,100,000    10,131,666
    Refunding, AMBAC Insured, 6.375%, 6/01/14 .........................................................     1,000,000     1,035,390
 Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/17 .......................................     5,000,000     5,290,500
 Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25 .......       100,000       105,198
 Ferndale School District GO,
    FGIC Insured, 5.50%, 5/01/22 ......................................................................     3,000,000     3,095,190
    Refunding, FGIC Insured, 5.375%, 5/01/21 ..........................................................     3,500,000     3,574,025
 Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
    6.15%, 10/01/14 ...................................................................................     1,000,000     1,089,370
    6.25%, 10/01/19 ...................................................................................     1,000,000     1,091,370
 Ferris State University Revenue,
    AMBAC Insured, Pre-Refunded, 5.75%, 10/01/17 ......................................................     2,500,000     2,804,300
    AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 ......................................................     2,500,000     2,816,850
    AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ......................................................     6,840,000     7,724,070
    FGIC Insured, 5.25%, 10/01/26 .....................................................................     1,500,000     1,529,325
    FGIC Insured, 5.25%, 10/01/31 .....................................................................     3,255,000     3,313,688
 Fowlerville Community School District GO, MBIA Insured, Pre-Refunded, 5.60%, 5/01/21 .................     2,000,000     2,214,700
 Gladstone Area Public Schools GO, AMBAC Insured,
    5.50%, 5/01/26 ....................................................................................       695,000       715,669
    Pre-Refunded, 5.50%, 5/01/26 ......................................................................       805,000       887,319
 Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding, MBIA Insured, 5.95%,
    1/01/15 ...........................................................................................     1,015,000     1,071,688
 Grand Haven Area Public Schools GO,
    MBIA Insured, Pre-Refunded, 6.05%, 5/01/14 ........................................................     4,540,000     4,883,224
    Refunding, MBIA Insured, 6.05%, 5/01/14 ...........................................................       460,000       491,271
 Grand Ledge Public School District GO, MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 ....................    10,000,000    11,123,000
 Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ....................................     2,000,000     2,107,780
 Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured, 6.875%, 6/01/24 .....     7,500,000     8,332,650
 Grand Traverse County Hospital Revenue, Munson Healthcare, Series A, AMBAC Insured,
    6.25%, 7/01/12 ....................................................................................       815,000       852,629
    6.25%, 7/01/22 ....................................................................................     2,395,000     2,503,565
    Pre-Refunded, 6.25%, 7/01/12 ......................................................................     1,685,000     1,770,025
    Pre-Refunded, 6.25%, 7/01/22 ......................................................................     5,505,000     5,782,782
 Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...................     5,250,000     5,920,478
 Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 .......................     2,000,000     1,997,180
 Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 .............     4,400,000     4,483,292
 Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 ...........................     4,715,000     5,202,672
 Hartland Consolidated School District GO, FGIC Insured, 6.00%, 5/01/29 ...............................    30,000,000    34,563,600
 Haslett Public School District GO,
    MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ........................................................     3,900,000     4,338,516
    Refunding, FSA Insured, 6.625%, 5/01/19 ...........................................................     3,875,000     4,043,291
 Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 ................................     2,000,000     2,084,720
 Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
    5.70%, 5/01/21 ....................................................................................     4,000,000     4,449,760
    5.50%, 5/01/26 ....................................................................................     1,000,000     1,102,260
 Houghton-Portage Township School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/14 ...............     2,000,000     2,079,900
 Howell Public Schools GO, MBIA Insured,
    5.875%, 5/01/22 ...................................................................................     2,000,000     2,271,820
    6.00%, 5/01/25 ....................................................................................     1,600,000     1,804,336
 Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
    6.05%, 5/01/19 ....................................................................................     2,000,000     2,196,720
    6.10%, 5/01/24 ....................................................................................     2,000,000     2,199,240
 Huron Michigan School District GO, FSA Insured,
    5.25%, 5/01/21 ....................................................................................     1,500,000     1,538,730
    5.375%, 5/01/26 ...................................................................................     2,500,000     2,572,850

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                             PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Huron Valley School District GO,
    FGIC Insured, Pre-Refunded, 5.875%, 5/01/16 ........................................................   $   100,000   $   112,134
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 .........................................................     2,450,000     2,731,701
    Refunding, FGIC Insured, 6.125%, 5/01/20 ...........................................................    11,535,000    12,313,612
 Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 .................................       130,000       144,743
 Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 .....................     4,000,000     3,999,720
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
    Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ..............................     3,805,000     4,080,901
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ................................       250,000       258,260
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ................................    10,000,000    10,348,200
    Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ...............    26,165,000    27,898,954
    Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded, 6.25%,
    5/15/12 ............................................................................................     5,000,000     5,400,850
    Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded, 6.375%,
    5/15/17 ............................................................................................     2,460,000     2,662,286
 Kelloggsville Public School District GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/13 ...................     1,000,000     1,065,980
 Kenowa Hills Public Schools GO, MBIA Insured, 5.875%,
    5/01/21 ............................................................................................     1,510,000     1,598,139
    5/01/26 ............................................................................................     7,000,000     7,405,580
 Kent County Building Authority GO, 5.00%, 6/01/26 .....................................................    21,885,000    21,729,616
 Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 .....................     2,200,000     2,264,306
 Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%, 5/01/20 ..............................     2,000,000     2,069,460
 Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 .....................     1,000,000     1,003,920
 Lake Superior State University Revenue,
    AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 ......................................................     1,500,000     1,685,100
    Refunding, AMBAC Insured, 5.25%, 11/15/31 ..........................................................     2,000,000     2,037,800
 Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 .............................       100,000       111,498
 Lakewood Public Schools GO, MBIA Insured,
    5.375%, 5/01/20 ....................................................................................     2,000,000     2,044,800
    5.75%, 5/01/22 .....................................................................................       800,000       840,480
 Lansing Building Authority Revenue, Refunding, MBIA Inured, 5.60%, 6/01/19 ............................     1,470,000     1,526,580
 Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance, Refunding, Series
    A, AMBAC Insured, 5.20%, 7/01/19 ...................................................................     2,115,000     2,158,865
 Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/25 ....     3,500,000     3,877,825
 Lincoln Consolidated School District GO,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 .........................................................       130,000       142,128
    FSA Insured, 5.00%, 5/01/28 ........................................................................     1,000,000       999,930
    Refunding, FGIC Insured, 5.85%, 5/01/21 ............................................................        10,000        10,600
 Lincoln Park School District GO,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/15 .........................................................     2,885,000     3,224,536
    FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 .........................................................     6,050,000     6,774,972
    Refunding, FGIC Insured, 5.00%, 5/01/26 ............................................................       400,000       398,288
 Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 .................................     3,950,000     4,015,649
 Lowell Area Schools GO, FGIC Insured, 5.625%,
    5/01/25 ............................................................................................     3,125,000     3,307,844
    5/01/30 ............................................................................................     3,250,000     3,426,053
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding, Series D,
    FSA Insured,
    5.875%, 4/01/11 ....................................................................................     4,525,000     4,959,445
    6.10%, 4/01/19 .....................................................................................     5,225,000     5,706,379
 Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 ....................     2,675,000     2,850,213
 Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ......................     4,000,000     4,429,400
 Michigan Higher Education Student Loan Authority Revenue,
    Series XIII-A, MBIA Insured, 7.40%, 10/01/04 .......................................................       790,000       799,322
    Series XIII-A, MBIA Insured, 7.55%, 10/01/08 .......................................................       315,000       318,660
    Series XVII-E, AMBAC Insured, 5.40%, 6/01/19 .......................................................     5,000,000     5,136,200
    Series XVII-E, AMBAC Insured, 5.50%, 6/01/25 .......................................................     5,000,000     5,125,000
 Michigan Municipal Bond Authority Revenue,
    Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 .............................     3,790,000     4,133,980
    Series B, AMBAC Insured, 6.75%, 11/01/14 ...........................................................     1,010,000     1,133,311
    Series B, AMBAC Insured, 6.80%, 11/01/14 ...........................................................     1,135,000     1,275,263
    Series B, AMBAC Insured, 6.80%, 11/01/23 ...........................................................       280,000       314,152
    Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14 .............................................     5,480,000     6,211,142

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
 -----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Michigan Municipal Bond Authority Revenue, (cont.)
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14 ......................................   $   515,000   $   584,479
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23 ......................................       545,000       618,526
 Michigan State Building Authority Revenue,
    Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 .......................     5,000,000     4,992,950
    Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 .........................................     1,500,000     1,533,870
    Series II, MBIA Insured, Pre-Refunded, 6.25%, 10/01/20 ......................................     4,645,000     4,749,884
 Michigan State Comprehensive Transportation Revenue, Series A, MBIA Insured, 5.50%, 5/15/22 ....     4,500,000     4,594,320
 Michigan State COP, AMBAC Insured, 5.50%, 6/01/27 ..............................................    12,000,000    12,505,800
 Michigan State HDA,
    Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 .............................       200,000       214,782
    SFMR, Refunding, Series B, FHA Insured, 6.20%, 6/01/27 ......................................        45,000        46,800
    SFMR, Refunding, Series E, FHA Insured, 6.20%, 12/01/27 .....................................       245,000       255,395
    SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 ...............................................     2,500,000     2,626,075
    SFMR, Series D, FHA Insured, 5.95%, 12/01/16 ................................................       250,000       266,570
 Michigan State Hospital Finance Authority Revenue,
    Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ................    15,175,000    16,549,854
    Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 .................................     1,705,000     1,736,202
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%, 8/15/24 .    15,000,000    15,505,950
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%, 8/15/27 .    10,000,000    10,096,600
    Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ....................    10,525,000    11,387,628
    Mercy Health Services, Refunding, Series X, MBIA Insured, 6.00%, 8/15/34 ....................    11,000,000    11,961,070
    Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ........................     6,000,000     6,224,280
    Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ........................     1,750,000     1,815,415
    Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ........................................       300,000       318,753
    Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ...........................     8,605,000     8,902,733
    Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 ................     4,890,000     5,188,046
    Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ............     7,500,000     7,651,800
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 .................     7,500,000     7,513,050
    Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 .....................................       100,000       107,179
    Sparrow Obligation Group, Refunding, MBIA Insured, 6.50%, 11/15/11 ..........................     1,500,000     1,540,170
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ................     3,445,000     3,649,461
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ................     9,545,000    10,099,564
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 ...............    14,500,000    14,965,884
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co., Pollution Project,
    Refunding,
    FGIC Insured, 6.875%, 12/01/21 ..............................................................    20,000,000    20,584,600
    Series AA, FGIC Insured, 6.95%, 5/01/11 .....................................................     5,000,000     6,112,750
    Series BB, AMBAC Insured, 7.00%, 5/01/21 ....................................................     3,000,000     3,824,460
    Series BB, MBIA Insured, 6.05%, 10/01/23 ....................................................     1,285,000     1,384,767
    Series BB, MBIA Insured, 6.20%, 8/15/25 .....................................................    10,250,000    11,319,075
    Series CC, FGIC Insured, 6.95%, 9/01/21 .....................................................     5,540,000     5,654,179
    Series CC, MBIA Insured, 6.05%, 10/01/23 ....................................................     5,825,000     6,277,253
 Michigan State Trunk Line,
    Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ..........................................     3,050,000     3,036,824
    Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 .........................................     1,400,000     1,431,626
    Series A, FGIC Insured, 5.50%, 10/01/21 .....................................................       375,000       383,471
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/20 ......................................     2,765,000     3,090,551
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26 ......................................     8,990,000    10,048,483
    Series A, FSA Insured, 5.25%, 11/01/30 ......................................................    29,000,000    29,546,650
    Series B-2, MBIA Insured, 5.50%, 10/01/21 ...................................................     1,160,000     1,186,866
 Michigan State Trunk Line Revenue, Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ..........     3,300,000     3,222,714
 Milan Michigan Area Schools GO, Series A, FGIC Insured, 5.75%, 5/01/24 .........................     3,500,000     3,761,135
 Monroe County PCR, Detroit Edison Co.,
    Series 1, MBIA Insured, 6.875%, 9/01/22 .....................................................     4,000,000     4,223,120
    Series 1-B, MBIA Insured, 6.55%, 9/01/24 ....................................................     4,000,000     4,313,200
    Series CC, MBIA Insured, 6.55%, 6/01/24 .....................................................     1,150,000     1,231,777
 Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
    5/01/18 .....................................................................................     1,900,000     1,949,628
    5/01/21 .....................................................................................     2,000,000     2,041,180

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
 ----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Northview Public Schools District GO,
    MBIA Insured, 5.80%, 5/01/21 ......................................................................   $   235,000   $   249,389
    MBIA Insured, Pre-Refunded, 5.80%, 5/01/21 ........................................................     4,265,000     4,757,821
    Refunding, FGIC Insured, 5.00%, 5/01/21 ...........................................................     3,450,000     3,467,216
 Novi Community School District GO,
    Building and Site, FGIC Insured, 5.30%, 5/01/21 ...................................................     1,960,000     2,005,727
    FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 .......................................................     4,750,000     5,114,848
 Oakland, Washtenaw, etc. Counties Community College District Revenue, AMBAC Insured, 6.65%, 5/01/11 ..     3,500,000     3,662,890
 Oakridge Public Schools GO, FSA Insured,
    5.00%, 5/01/23 ....................................................................................       500,000       500,530
    5.125%, 5/01/28 ...................................................................................       500,000       502,905
 Plymouth-Canton Community School District GO,
    Refunding, AMBAC Insured, 5.50%, 5/01/13 ..........................................................     4,000,000     4,200,760
    Series C, FGIC Insured, Pre-Refunded, 6.50%, 5/01/16 ..............................................     3,500,000     3,660,685
    Series C, MBIA Insured, Pre-Refunded, 6.50%, 5/01/16 ..............................................     3,000,000     3,137,730
 Port Huron School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/12 ..............................     4,500,000     4,679,775
 Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
    6.10%, 10/01/14 ...................................................................................       770,000       851,227
    6.20%, 10/01/20 ...................................................................................       670,000       743,184
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured, Pre-Refunded,
    9.00%, 7/01/09 ....................................................................................     2,310,000     2,714,250
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series B, MBIA Insured, 5.875%,
    7/01/35 ...........................................................................................    25,000,000    28,054,500
 Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%, 7/01/14 .......     3,400,000     3,710,896
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ......................       870,000       888,227
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...........................     8,700,000     8,978,835
 Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..........................................    14,090,000    15,838,710
 Rockford Public Schools GO, Refunding,
    AMBAC Insured, 5.875%, 5/01/19 ....................................................................     3,900,000     4,042,818
    FGIC Insured, 5.25%, 5/01/22 ......................................................................     1,250,000     1,271,288
    FGIC Insured, 5.25%, 5/01/27 ......................................................................     3,000,000     3,037,800
    FSA Insured, 5.875%, 5/01/19 ......................................................................     3,150,000     3,265,353
    MBIA Insured, 5.875%, 5/01/12 .....................................................................     1,850,000     1,920,578
    MBIA Insured, 5.875%, 5/01/19 .....................................................................     1,925,000     1,995,494
 Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
    5/01/13 ...........................................................................................       690,000       728,178
    5/01/17 ...........................................................................................     1,200,000     1,259,832
    5/01/22 ...........................................................................................     5,435,000     5,701,478
 Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19 ................     5,000,000     5,159,500
 Saginaw Hospital Finance Authority Revenue,
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 .......................     4,850,000     5,034,106
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 ........................     1,750,000     1,814,173
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 ...................     5,325,000     5,447,475
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 ....................     2,000,000     2,045,800
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.00%, 7/01/21 ....................     3,875,000     3,884,300
 Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19 ...............................     2,540,000     2,636,012
 Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
    5.75%, 5/01/21 ....................................................................................     3,575,000     3,986,054
    5.375%, 5/01/26 ...................................................................................     1,000,000     1,095,901
 South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 ...............................     2,000,000     2,060,640
 South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 .......................................     3,155,000     3,255,108
 St. Clair County Building Authority GO, MBIA Insured, 5.25%,
    4/01/18 ...........................................................................................     2,065,000     2,132,133
    4/01/21 ...........................................................................................     2,400,000     2,453,376
 St. Clair County EDC, PCR, Detroit Edison Co., Refunding,
    Series AA, AMBAC Insured, 6.40%, 8/01/24 ..........................................................    10,000,000    11,269,600
    Series DD, AMBAC Insured, 6.05%, 8/01/24 ..........................................................     7,745,000     8,105,762
 Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ...........................     1,000,000     1,071,610
 Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ..........................     2,595,000     2,581,973

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                           AMOUNT          VALUE
 ---------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
Tecumseh Public Schools GO, FGIC Insured, 5.50%,
   5/01/25 .......................................................................................   $   5,925,000    $  6,177,109
   5/01/30 .......................................................................................       4,500,000       4,685,040
Three Rivers Community Schools GO, Building and Site, MBIA Insured, Pre-Refunded, 6.00%, 5/01/23 .       2,400,000       2,697,864
University of Michigan Revenues, Medical Service Plan, MBIA Insured, Pre-Refunded, 6.50%, 12/01/21       2,365,000       2,434,460
Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
   5/01/12 .......................................................................................       2,175,000       2,280,379
   5/01/20 .......................................................................................       1,000,000       1,035,490
Walled Lake Consolidated School District GO, Refunding, MBIA Insured, 5.50%, 5/01/22 .............       3,000,000       3,306,780
Warren Water and Sewer Revenue, FSA Insured, 5.125%, 11/01/23 ....................................       2,450,000       2,470,115
Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ......................................       2,000,000       2,267,300
Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
   5.25%, 12/01/25 ...............................................................................      17,000,000      17,375,360
   5.00%, 12/01/30 ...............................................................................       3,750,000       3,709,913
Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
   Series A, MBIA Insured, 5.25%, 12/01/18 .......................................................       5,500,000       5,649,435
   sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 .................................       1,000,000       1,016,600
   sub. lien, Series B, MBIA Insured, 6.875%, 12/01/11 ...........................................         300,000         308,661
   sub. lien, Series B, MBIA Insured, 6.75%, 12/01/21 ............................................       2,000,000       2,057,880
Wayne County Airport Revenue, sub. lien, Series B, AMBAC Insured, 6.00%, 12/01/20 ................      10,585,000      10,662,588
Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 ...................................       9,500,000       9,544,270
Wayne-Westland Community Schools GO, Refunding, FGIC Insured, 6.10%, 5/01/13 .....................       2,275,000       2,367,342
West Bloomfield School District GO, FGIC Insured, 6.00%,
   5/01/19 .......................................................................................       2,100,000       2,329,908
   5/01/20 .......................................................................................       2,000,000       2,209,900
West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 ......................       1,400,000       1,454,782
West Ottawa Public School District GO,
   FGIC Insured, 5.60%, 5/01/21 ..................................................................       2,355,000       2,456,618
   FGIC Insured, 5.60%, 5/01/26 ..................................................................      12,100,000      12,585,573
   Refunding, FGIC Insured, 6.00%, 5/01/20 .......................................................       6,630,000       6,890,426
Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 ..............................       1,660,000       1,708,522
Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
   6.75%, 1/01/15 ................................................................................      18,710,000      18,940,132
   6.50%, 1/01/19 ................................................................................       4,915,000       4,970,343
Williamston Community School District GO, Building and Site, MBIA Insured, 5.375%, 5/01/15 .......       4,900,000       5,126,135
Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 .................................       1,800,000       1,846,800
Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 .......................       1,800,000       1,893,906
Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17 .............................       9,980,000      10,519,618
Yale Public Schools District GO, AMBAC Insured,
   5.375%, 5/01/17 ...............................................................................       2,000,000       2,058,880
   5.50%, 5/01/19 ................................................................................       1,500,000       1,551,990
Ypsilanti School District GO,
   FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 ....................................................       4,700,000       5,240,406
   Refunding, FGIC Insured, 5.375%, 5/01/26 ......................................................       6,750,000       6,876,158
Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 ..................       4,000,000       4,398,480
                                                                                                                     -------------
TOTAL LONG TERM INVESTMENTS (COST $1,144,205,268) ................................................                   1,231,773,994
                                                                                                                     -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                         AMOUNT          VALUE
 --------------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS .4%
 Michigan Higher Education Facilities Authority Revenue, Concordia Collateral Project, Limited
  Obligation, Daily VRDN and Put, 2.15%, 9/01/14 ...............................................  $      500,000   $      500,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Symphony, Series A, Daily
  VRDN and Put, 2.10%, 6/01/31 .................................................................         900,000          900,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN
  and Put, 1.85%, 12/01/15 .....................................................................         500,000          500,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
  Weekly VRDN and Put, 2.00%, 7/01/28 ..........................................................         400,000          400,000
 University of Michigan Revenues,
    Hospital, Refunding, Series A, Daily VRDN and Put, 2.40%, 12/01/19 .........................         200,000          200,000
    Refunding, Series A-2, Daily VRDN and Put, 2.30%, 12/01/24 .................................       2,900,000        2,900,000
                                                                                                                   --------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,400,000) ................................................                        5,400,000
                                                                                                                   --------------
 TOTAL INVESTMENTS (COST $1,149,605,268) 98.8% .................................................                    1,237,173,994
 OTHER ASSETS, LESS LIABILITIES 1.2% ...........................................................                       15,030,393
                                                                                                                   --------------
 NET ASSETS 100.0% .............................................................................                   $1,252,204,387
                                                                                                                   ==============


See glossary of terms on page 85.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                    See notes to financial statements.                        71

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2001   --------------------------------------------------------------
CLASS A                                              (UNAUDITED)          2001        2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  11.89       $  11.13     $  12.14     $  12.16     $  12.01     $  12.14
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................            .29            .58          .59          .61          .64          .65
 Net realized and unrealized gains (losses) ...            .21            .76         (.99)         .01          .25         (.12)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............            .50           1.34         (.40)         .62          .89          .53
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.30)          (.58)        (.59)        (.62)        (.64)        (.66)
 Net realized gains ...........................             --             --         (.02)        (.02)        (.10)          --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................           (.30)          (.58)        (.61)        (.64)        (.74)        (.66)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................       $  12.09       $  11.89     $  11.13     $  12.14     $  12.16     $  12.01
                                                  =================================================================================

Total return(b)................................           4.24%         12.31%       (3.30)%       5.18%        7.60%        4.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $488,252       $465,758     $451,142     $515,174     $495,315     $482,128
Ratios to average net assets:
 Expenses .....................................            .67%(c)        .67%         .66%         .67%         .65%         .66%
 Net investment income ........................           4.83%(c)       5.04%        5.05%        5.01%        5.29%        5.47%
Portfolio turnover rate .......................           2.99%         24.68%       15.79%       16.25%       14.87%       14.40%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  11.95       $  11.18     $  12.19     $  12.21     $  12.05     $  12.17
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................            .26            .52          .52          .54          .57          .59
 Net realized and unrealized gains (losses) ...            .20            .76         (.98)         .01          .26         (.12)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............            .46           1.28         (.46)         .55          .83          .47
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.26)          (.51)        (.53)        (.55)        (.57)        (.59)
 Net realized gains ...........................             --             --         (.02)        (.02)        (.10)          --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................           (.26)          (.51)        (.55)        (.57)        (.67)        (.59)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................       $  12.15       $  11.95     $  11.18     $  12.19     $  12.21     $  12.05
                                                  =================================================================================

Total return(b)................................           3.93%         11.74%       (3.84)%       4.58%        7.04%        3.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $ 30,235       $ 24,738     $ 21,828     $ 20,896     $ 10,131     $  4,844
Ratios to average net assets:
 Expenses .....................................           1.23%(c)       1.23%        1.22%        1.23%        1.22%        1.23%
 Net investment income ........................           4.27%(c)       4.49%        4.50%        4.44%        4.72%        4.87%
Portfolio turnover rate .......................           2.99%         24.68%       15.79%       16.25%       14.87%       14.40%

(a)  Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized


72                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                           PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
 ----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%
 BONDS 97.1%
 Albany ISD No. 745 GO, Series A, FSA Insured, 6.00%, 2/01/16 .........................................   $ 2,295,000   $ 2,440,755
 Anoka-Hennepin ISD No. 11 GO, School District Credit Enhancement Program, Series A, FSA Insured,
    5.00%, 2/01/20 ....................................................................................     6,130,000     6,216,985
 Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 ..........................     4,870,000     4,961,994
 Big Lake ISD No. 727 GO, MBIA Insured, 5.70%, 2/01/21 ................................................     3,085,000     3,376,625
 Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 .................     1,045,000     1,064,918
 Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D, MBIA
    Insured, 5.875%, 2/15/13 ..........................................................................     3,500,000     3,692,045
 Buffalo GO,
    AMBAC Insured, 5.55%, 6/01/17 .....................................................................     1,000,000     1,044,260
    ISD No. 877, FSA Insured, 6.15%, 2/01/18 ..........................................................     2,800,000     2,917,432
    ISD No. 877, Refunding, MBIA Insured, 5.00%, 2/01/22 ..............................................     4,255,000     4,283,594
 Burnsville ISD No. 191 GO, Series A, FSA Insured, 6.20%, 2/01/17 .....................................     2,105,000     2,293,503
 Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
    5.90%, 9/20/19 ....................................................................................       400,000       427,156
    5.95%, 9/20/29 ....................................................................................     1,275,000     1,345,954
    6.00%, 9/20/34 ....................................................................................     1,000,000     1,056,320
 Caledonia ISD No. 299 GO, MBIA Insured, 5.60%, 2/01/21 ...............................................     1,580,000     1,665,936
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 .....................................       250,000       258,185
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ............................     2,975,000     3,190,717
 Columbia Heights ISD No. 13 GO, FSA Insured, 5.50%, 2/01/23 ..........................................     4,500,000     4,656,780
 Dakota County Housing and RDA,
    Governmental Housing Revenue, Eagan Senior Housing Facility, MBIA Insured, 5.40%, 1/01/27 .........     1,015,000     1,025,962
    MFHR, Dakota Station Project, GNMA Secured, 5.65%, 1/20/24 ........................................     1,500,000     1,559,730
    Refunding, GNMA Secured, 8.10%, 3/01/16 ...........................................................        25,000        25,250
    SFMR, GNMA Secured, 5.75%, 4/01/18 ................................................................     2,587,000     2,695,266
    SFMR, GNMA Secured, 5.85%, 10/01/30 ...............................................................     4,338,000     4,498,593
 Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25 ...............................................     1,325,000     1,447,218
 Duluth EDA,
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.20%,
      11/01/12 ........................................................................................     2,880,000     3,057,926
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.30%,
      11/01/22 ........................................................................................     2,125,000     2,342,430
    Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%, 5/01/12 .....     3,000,000     3,016,020
 Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29 ....................................................................................     1,700,000     1,794,265
    6.00%, 9/20/34 ....................................................................................     1,480,000     1,563,354
 Eden Prairie ISD No. 272 GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/15 .....................     1,980,000     2,094,404
 Eden Prairie MFHR,
    Lincoln Park Project, Series A-1, GNMA Secured, 6.40%, 12/20/20 ...................................     1,500,000     1,593,975
    Lincoln Park Project, Series A-1, GNMA Secured, 6.55%, 12/20/30 ...................................     3,350,000     3,537,734
    Lincoln Park Project, Series A-1, GNMA Secured, 6.65%, 6/20/42 ....................................     7,995,000     8,447,997
    Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ..................................     2,000,000     2,110,300
    Parkway Apartments Project, Series A, GNMA Secured, 5.80%, 2/20/32 ................................     7,380,000     8,029,071
 Eveleth EDA GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 ....................................     1,000,000     1,046,430
 Faribault ISD No. 656 GO, FSA Insured, 5.75%, 6/01/15 ................................................     1,500,000     1,598,145
 Farmington ISD No. 192 GO, MBIA Insured, 5.25%, 2/01/24 ..............................................     5,915,000     6,064,709
 Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured, 6.10%, 1/01/26 ....     2,180,000     2,257,390
 Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, Pre-Refunded, 5.00%,
    11/01/25 ..........................................................................................     8,000,000     8,564,480
 Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
    5.60%, 11/20/17 ...................................................................................       750,000       786,098
    5.70%, 11/20/32 ...................................................................................     3,000,000     3,098,910
 Hubbard County Housing and RDA GO, Heritage Center Project, MBIA Insured, 5.50%, 8/01/27 .............     1,085,000     1,136,245
 Kenyon Wanamingo ISD No. 2172 GO, MBIA Insured, 6.00%, 2/01/22 .......................................     4,030,000     4,365,215
 Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 ...............................................     3,705,000     3,793,179
 Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 .......................................     2,700,000     2,724,948
 Minneapolis and St. Paul Housing and RDA, Health Care System Revenue,
    Children's Health Care, Series A, FSA Insured, 5.70%, 8/15/16 .....................................     1,005,000     1,061,953
    Children's Health Care, Series A, FSA Insured, 5.50%, 8/15/25 .....................................     9,000,000     9,289,170
    Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 7.40%, 8/15/11 ..................     9,890,000    10,067,031
    Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 6.75%, 8/15/14 ..................     3,950,000     4,046,459

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                            AMOUNT         VALUE
 ---------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series A,
    AMBAC Insured, 5.20%, 1/01/24 ....................................................................   $ 5,000,000   $ 5,090,850
    FGIC Insured, 5.125%, 1/01/31 ....................................................................     7,000,000     7,053,690
 Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C, FGIC Insured,
    5.25%, 1/01/32 ...................................................................................     6,000,000     6,114,720
 Minneapolis CDA, St. Paul Housing and RDA, Health Care Facilities Revenue, Carondelet Community
    Hospitals Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 ............................       865,000     1,117,952
 Minneapolis GO,
    Sports Arena Project, Refunding, 5.125%, 10/01/20 ................................................     8,340,000     8,472,106
    Sports Arena Project, Refunding, 5.20%, 10/01/24 .................................................     3,750,000     3,808,200
    Various Purpose, 5.125%, 12/01/28 ................................................................     3,000,000     3,034,320
 Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare, Refunding,
    Series A, MBIA Insured, 6.50%, 1/01/11 ...........................................................       600,000       618,600
    Series B, MBIA Insured, 6.70%, 1/01/17 ...........................................................     7,815,000     8,062,267
 Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ..........................     6,320,000     6,369,043
 Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 ..........................     3,000,000     3,068,550
 Minneapolis Special School District No. 1, Series A, MBIA Insured, 5.90%, 2/01/17 ...................     5,000,000     5,532,800
 Minnesota Agriculture and Economic Development Board Revenue,
    Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ...........................    12,250,000    12,299,613
    Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 .............     5,180,000     5,252,468
    Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ........    18,000,000    19,095,480
 Minnesota State HFA,
    Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ................................     6,375,000     6,709,114
    Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ................................     2,365,000     2,467,830
    Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ................................     2,755,000     2,870,655
    SFHR, Series D, 5.45%, 1/01/26 ...................................................................     4,940,000     5,043,592
    SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 ....................................................     8,820,000     8,971,087
    SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 .....................................................     1,470,000     1,527,683
    SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 ....................................................     2,055,000     2,142,810
    SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 .....................................................     1,290,000     1,336,930
 Minnesota State Higher Education Facilities Authority Revenue,
    Bethel, Refunding, 5.10%, 4/01/28 ................................................................     7,700,000     7,776,692
    University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16 ............................     1,000,000     1,056,020
 Minnetonka MFHR,
    Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 ...........................     2,720,000     2,868,947
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19 ..........................     1,750,000     1,869,508
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29 ..........................     5,955,000     6,297,829
 Moorhead EDA GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ..............................     1,890,000     1,929,274
 New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
    6.05%, 1/01/17 ...................................................................................       450,000       475,547
    6.20%, 1/01/31 ...................................................................................     5,470,000     5,754,932
 Nobles County Housing and RDA, Public Project Revenue, Annual Appropriate Lease Obligation, AMBAC
    Insured, 5.625%, 2/01/22 .........................................................................     1,230,000     1,313,456
 North St. Paul Maplewood ISD No. 622 GO,
    Refunding, Series A, 5.125%, 2/01/25 .............................................................     2,275,000     2,291,426
    Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 .............................................     2,000,000     2,257,080
 Northeast Metropolitan ISD No. 916 GO, FSA Insured, 5.80%, 1/01/16 ..................................     5,320,000     5,550,675
 Northern Municipal Power Agency Electric System Revenue,
    Refunding, FSA Insured, 5.00%, 1/01/12 ...........................................................     1,030,000     1,086,557
    Series C, AMBAC Insured, 6.125%, 1/01/20 .........................................................     8,090,000     8,551,292
 Park Rapids ISD No. 309 GO, MBIA Insured, 5.00%, 2/01/25 ............................................     5,840,000     5,868,441
 Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
    6.25%, 6/01/16 ...................................................................................     1,600,000     1,747,264
    6.125%, 6/01/24 ..................................................................................     1,815,000     1,968,694
 Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%, 1/01/21      7,205,000     7,420,357
 Princeton ISD No. 477 GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 ...........................     1,190,000     1,199,710
 Prior Lake ISD No. 719 GO, FSA Insured, 5.50%,
    2/01/20 ..........................................................................................     2,255,000     2,383,738
    2/01/21 ..........................................................................................     2,590,000     2,728,669

FRANKLIN TAX-FREE TRUST

                                                                                                              PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 7/01/23 ..............  $ 1,500,000   $1,681,965
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...............................    1,300,000    1,341,665
Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured, 5.875%, 1/01/31 .....    2,160,000    2,260,246
Robbinsdale Hospital Revenue, North Memorial Medical Center Project, Refunding, Series A, AMBAC Insured,
   5.45%,5/15/13 .........................................................................................    2,000,000    2,079,240
Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 .......................................    3,000,000    3,081,510
Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 .....................    4,000,000    4,164,160
Roseville ISD No. 623 GO, Series A, FSA Insured,
   5.80%, 2/01/19 ........................................................................................    1,200,000    1,270,704
   5.85%, 2/01/24 ........................................................................................    2,470,000    2,618,373
   6.00%, 2/01/25 ........................................................................................    4,260,000    4,614,347
Saint Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 ..................................................    2,250,000    2,375,708
Sauk Rapids ISD No. 47 GO, Series A, MBIA Insured, 5.75%,
   2/01/23 ...............................................................................................    2,740,000    2,939,280
   2/01/26 ...............................................................................................    5,000,000    5,348,000
Scott County Housing and RDA,
   Facilities Lease Revenue, AMBAC Insured, 5.70%, 2/01/29 ...............................................    1,380,000    1,424,174
   MFR, Highview Commons, Series A, GNMA Secured, 6.20%, 1/20/41 .........................................    2,865,000    3,109,585
   MFR, Highview Commons, Series A, GNMA Secured, 6.50%, 7/20/41 .........................................    1,300,000    1,434,836
   Special Benefits Tax Revenue, River City Centre Project, Series B, AMBAC Insured, 5.50%, 2/01/27 ......      675,000      699,246
   Tax Increment Development Revenue, River City Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ..    1,170,000    1,197,589
Scott County Housing and RDA GO,
   Savage City, Hamilton Apartments Project, AMBAC Insured, 5.70%, 2/01/33 ...............................    2,285,000    2,358,143
   River City Centre Project, Series A, FSA Insured, 5.375%, 2/01/27 .....................................    1,520,000    1,556,678
Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, 6.00%, 2/01/28 ..............    2,530,000    2,753,273
Southeastern Multi County Housing and RDAR, Housing Development, Goodhue County Apartments, Series B, MBIA
 Insured,  5.75%, 1/01/31 ................................................................................    2,415,000    2,515,174
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
   Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18 ................................................    1,000,000    1,051,820
   Series A, AMBAC Insured, 5.75%, 1/01/18 ...............................................................    2,250,000    2,358,788
   Series A, FGIC Insured, 5.75%, 1/01/18 ................................................................    1,000,000    1,048,350
   Series A, MBIA Insured, 5.75%, 1/01/18 ................................................................    8,865,000    9,293,623
   Series B, AMBAC Insured, 6.00%, 1/01/16 ...............................................................    5,000,000    5,289,200
   Series C, AMBAC Insured, 5.00%, 1/01/17 ...............................................................    1,000,000    1,001,260
St. Cloud Health Care Revenue, St. Cloud Hospital Obligation Group, Series A, 5.875%, 5/01/30 ............   17,785,000   19,268,803
St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,
 5.00%, 7/01/15 ..........................................................................................    1,165,000    1,196,746
St. Cloud Housing and RDA Sales Tax Revenue, Paramount Theater Project, Refunding, Series A, FGIC Insured,
    5.00%, 3/01/22 .......................................................................................    1,000,000    1,006,040
St. Francis ISD No. 15 GO, Series A, FSA Insured,
   6.35%, 2/01/13 ........................................................................................    1,500,000    1,669,095
   6.375%, 2/01/16 .......................................................................................    5,465,000    6,086,589
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group, Refunding,
  Series A, AMBAC Insured,  5.20%, 7/01/23 ...............................................................    6,900,000    6,954,095
St. Paul Housing and RDA, Parking Revenue, Series A, FSA Insured, 5.75%, 8/01/13 .........................    5,105,000    5,450,200
St. Paul ISD No. 625, COP, Series C, MBIA Insured, 6.10%
   2/01/14 ...............................................................................................    1,075,000    1,145,230
   2/01/15 ...............................................................................................      500,000      532,065
St. Paul ISD No. 625 GO,
   Series B, FSA Insured, 5.75%, 2/01/16 .................................................................    3,500,000    3,649,905
   Series C, FSA Insured, 6.00%, 2/01/20 .................................................................    1,600,000    1,747,504
St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
   12/01/01 ..............................................................................................        5,000        5,014
   12/01/02 ..............................................................................................        5,000        5,069
   12/01/14 ..............................................................................................      190,000      170,673
Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 2/01/15 ..................................................    2,990,000    3,214,878
Todd Morrisson and Stearns Counties ISD No. 2753 GO, MBIA Insured, 5.00%, 4/01/17 .......................     1,500,000    1,517,520
Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 .......................     2,915,000    3,032,795
Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%
    2/01/23 ..............................................................................................    1,160,000    1,265,315
    2/01/25 ..............................................................................................    1,300,000    1,418,027

FRANKLIN TAX-FREE TRUST

                                                                                                         PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                            AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Washington County Housing and RDA, SFMR, GNMA Secured, 7.60%, 12/01/11 ..........................      $     65,000     $     65,057
Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
    5.35%, 2/01/22 ...............................................................................        1,000,000        1,017,760
    5.40%, 8/01/27 ...............................................................................        2,015,000        2,045,970
Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
    AMBAC Insured, 5.50%, 1/01/12 ................................................................        2,745,000        2,952,960
    AMBAC Insured, 5.50%, 1/01/13 ................................................................        4,500,000        4,811,220
    MBIA Insured, 5.50%, 1/01/15 .................................................................        5,425,000        5,467,749
Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24 ...............................         5,000,000        5,015,100
                                                                                                                        ------------
TOTAL BONDS .....................................................................................                        503,667,800
                                                                                                                        ------------
ZERO COUPON BONDS .9%
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Capital Appreciation,
  Series A, MBIA Insured,
    1/01/19 ......................................................................................        5,875,000        2,493,525
    1/01/20 ......................................................................................        4,750,000        1,901,615
                                                                                                                        ------------
TOTAL ZERO COUPON BONDS .........................................................................                          4,395,140
                                                                                                                        ------------
TOTAL LONG TERM INVESTMENTS (COST $481,750,689) .................................................                        508,062,940
                                                                                                                        ------------
(a) SHORT TERM INVESTMENTS 1.3%
Hennepin County GO,
    Series B, Weekly VRDN and Put, 1.90%, 12/01/20 ...............................................        1,240,000        1,240,000
    Series C, Weekly VRDN and Put, 1.90%, 12/01/10 ...............................................          880,000          880,000
Minneapolis Convention Center GO, Weekly VRDN and Put, 1.90%, 12/01/18 ..........................           300,000          300,000
Minneapolis GO,
    Block E Bonds, Series A, Weekly VRDN and Put, 1.90%, 3/01/27 .................................        2,700,000        2,700,000
    Series A, Weekly VRDN and Put, 1.90%, 12/01/05 ...............................................          300,000          300,000
    Series B, Weekly VRDN and Put, 1.90%, 12/01/05 ...............................................          100,000          100,000
    Series B, Weekly VRDN and Put, 1.90%, 12/01/07 ...............................................          600,000          600,000
    Tax Increment, Series A, Weekly VRDN and Put, 1.90%, 3/01/12 .................................          500,000          500,000
                                                                                                                        ------------
TOTAL SHORT TERM INVESTMENTS (COST $6,620,000) ..................................................                          6,620,000
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $488,370,689) 99.3% .....................................................                        514,682,940
OTHER ASSETS, LESS LIABILITIES .7% ..............................................................                          3,804,781
                                                                                                                        ------------
NET ASSETS 100.0% ...............................................................................                       $518,487,721
                                                                                                                        ============








See glossary of terms on page 85.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

76                         See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                     YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2001   ------------------------------------------------------------
CLASS A                                             (UNAUDITED)      2001       2000(d)         1999        1998            1997
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......          $ 12.21       $11.52       $12.49       $  12.45    $  12.19       $   12.22
                                                    -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)..................              .30          .61          .61            .62         .64             .66
 Net realized and unrealized gains (losses)              .21          .68         (.95)           .07         .33            (.03)
                                                    -----------------------------------------------------------------------------
Total from investment operations ..........              .51         1.29         (.34)           .69         .97             .63
                                                    -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................             (.31)        (.60)        (.61)          (.62)       (.64)           (.66)
 Net realized gains .......................               --           --         (.02)          (.03)       (.07)             --
                                                    -----------------------------------------------------------------------------
Total distributions .......................             (.31)        (.60)        (.63)          (.65)       (.71)           (.66)
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ............          $ 12.41       $12.21       $11.52       $  12.49    $  12.45       $   12.19
                                                    =============================================================================

Total return(b)............................             4.24%       11.48%       (2.80)%         5.63%       8.22%           5.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........         $732,586     $698,853         $689       $776,592    $741,079       $ 698,360
Ratios to average net assets:
 Expenses .................................              .66%(c)      .66%         .64%           .65%       .64%             .64%
 Net investment income ....................             4.92%(c)     5.10%        5.07%          4.98%      5.24%            5.43%
Portfolio turnover rate ...................             4.15%       16.45%        9.61%          6.56%     12.84%           14.95%


CLASS B
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $12.23       $11.52   $11.43
                                                                ----------------------------
Income from investment operations:
 Net investment income(a) ..................................       .27          .55      .05
 Net realized and unrealized gains .........................       .22          .70      .09
                                                                ----------------------------
Total from investment operations ...........................       .49         1.25      .14
                                                                ----------------------------
Less distributions from net investment income ..............      (.28)        (.54)    (.05)
                                                                ----------------------------
Net asset value, end of period .............................    $12.44       $12.23   $11.52
                                                                ============================

Total return(b) ............................................      4.02%       11.04%    1.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................    $9,697       $3,649      $76
Ratio to average net assets:
 Expenses ..................................................      1.22%(c)     1.22%    1.20%(c)
 Net investment income .....................................      4.36%(c)    4.53%     5.02%(c)
Portfolio turnover rate ....................................      4.15%      16.45%     9.61%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)



FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONT.)

                                                 SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 2001     --------------------------------------------------------------
CLASS C                                            (UNAUDITED)          2001         2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $ 12.28          $ 11.58       $ 12.56       $ 12.51       $ 12.24      $ 12.26
                                                    -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................         .27              .54           .54           .55           .58          .59
 Net realized and unrealized gains (losses) ...         .22              .69          (.96)          .08           .34         (.02)
                                                    -------------------------------------------------------------------------------
Total from investment operations ..............         .49             1.23          (.42)          .63           .92          .57
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.28)            (.53)         (.54)         (.55)         (.58)        (.59)
 Net realized gains ...........................          --               --          (.02)         (.03)         (.07)          --
                                                    -------------------------------------------------------------------------------
Total distributions ...........................        (.28)            (.53)         (.56)         (.58)         (.65)        (.59)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ................     $ 12.49          $ 12.28       $ 11.58       $ 12.56       $ 12.51      $ 12.24
                                                    ===============================================================================

Total return(b)................................        4.01%           10.90%        (3.41)%        5.10%         7.66%        4.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $49,780          $42,072       $40,181       $42,258       $28,178      $15,786
Ratios to average net assets:
 Expenses .....................................        1.22%(c)         1.22%         1.20%         1.21%         1.20%        1.20%
 Net investment income ........................        4.36%(c)         4.55%         4.52%         4.42%         4.67%        4.80%
Portfolio turnover rate .......................        4.15%           16.45%         9.61%         6.56%        12.84%       14.95%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

78                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)


                                                                                                      PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
 -----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.7%
 Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ...........................................    $   500,000     $  578,845
 Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 ..........................      3,660,000      3,869,718
 Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 ..................      1,000,000      1,082,370
 Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 .....................................      1,200,000      1,262,400
 Anthony Wayne Local School District GO,
  (b)Refunding, FSA Insured, 5.00%, 12/01/24 ...................................................      3,200,000      3,191,040
    School Facilities Construction and Improvement, FSA Insured, 5.65%, 12/01/21 ...............      2,490,000      2,665,620
    School Facilities Construction and Improvement, FSA Insured, 5.70%, 12/01/25 ...............      2,335,000      2,507,113
 Archbold Area Local School District GO,
    AMBAC Insured, 6.00%, 12/01/21 .............................................................      2,000,000      2,198,680
    Refunding, MBIA Insured, 5.90%, 12/01/11 ...................................................        600,000        604,404
 Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
  6.00%, 12/01/24 ..............................................................................      2,345,000      2,629,472
 Aurora City School District COP, MBIA Insured,
    6.10%, 12/01/19 ............................................................................      1,825,000      2,066,247
    6.15%, 12/01/24 ............................................................................      1,670,000      1,873,005
 Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 ......      1,075,000      1,157,324
 Avon Lake City School District GO, FGIC Insured, 5.50%, 12/01/26 ..............................      4,000,000      4,197,640
 Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 ......................      2,020,000      2,178,166
 Avon Local School District GO, AMBAC Insured, 6.00%, 12/01/20 .................................      2,500,000      2,735,650
 Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ...........................      8,125,000      8,572,606
(b) Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%, 8/20/36 ..      2,940,000      2,952,466
 Brunswick City School District GO, AMBAC Insured, Pre-Refunded, 6.90%, 12/01/12 ...............      2,295,000      2,364,539
 Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
  5.50%, 12/01/25 ..............................................................................        750,000        784,185
 Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ..............................................      1,000,000      1,078,190
 Butler County Hospital Facilities Revenue, Middletown Regional Hospital,
  Refunding and Improvement, FGIC Insured, 6.75%, 11/15/10 .....................................      2,150,000      2,208,588
 Butler County Waterworks Revenue, AMBAC Insured, Pre-Refunded,
    6.35%, 12/01/08 ............................................................................        790,000        834,714
    6.40%, 12/01/12 ............................................................................        500,000        528,605
 Cardington and Lincoln Local School District GO, MBIA Insured, 6.60%, 12/01/14 ................        400,000        411,440
 Celina Wastewater System Mortgage Revenue, FGIC Insured, Pre-Refunded, 6.55%, 11/01/16 ........      1,200,000      1,219,404
 Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 ..........      1,555,000      1,693,519
 Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ...................................        675,000        707,704
 Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ...............      2,035,000      2,192,163
 Clermont County Hospital Facilities Revenue, Mercy Health System,
    Refunding, Series B, AMBAC Insured, 6.00%, 9/01/19 .........................................      1,750,000      1,876,770
    Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/19 ......................................        485,000        485,000
 Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 .................     11,000,000     11,683,540
 Cleveland Airport Systems Revenue,
    Series A, FGIC Insured, 6.25%, 1/01/20 .....................................................      3,000,000      3,212,340
    Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 .......................................      1,450,000      1,580,413
 Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 ........................      2,000,000      2,266,460
 Cleveland Waterworks Revenue,
    Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 .........................................      2,000,000      2,063,800
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ...........................     11,500,000     11,499,195
    Series F-92A, AMBAC Insured, Pre-Refunded, 6.25%, 1/01/15 ..................................      1,000,000      1,031,900
    Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 .......................................     17,400,000     19,404,306
 Clinton-Massie Local School District, Issue I, AMBAC Insured, Pre-Refunded, 7.50%, 12/01/11 ...      1,000,000      1,031,700
 Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 ........................................        975,000      1,078,613
 Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus International,
  Series B, AMBAC Insured,  5.00%, 1/01/18 .....................................................      3,565,000      3,625,427
 Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, 5.30%, 12/01/19 ......      1,500,000      1,562,670
 Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 .....................................      1,530,000      1,634,224
 Crestview Local School District GO, Construction and Improvement, AMBAC Insured,
  6.65%, 12/01/14 ..............................................................................      1,650,000      1,757,811
 Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ...............................        100,000        118,299
 Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
    5.40%, 1/15/19 .............................................................................      1,500,000      1,557,990
    5.50%, 1/15/30 .............................................................................      1,760,000      1,826,334
 Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%, 1/20/29 ........      1,000,000      1,035,080

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (CONT.)
 Cuyahoga County Utility System Revenue,
    AMBAC Insured, 5.125%, 2/15/28 ...............................................................      $ 1,000,000      $ 1,007,120
    Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ................        2,945,000        3,213,113
 Danville Local School District GO, School Improvement, AMBAC Insured, 5.75%, 12/01/23 ...........        1,180,000        1,284,182
 Defiance GO, MBIA Insured,
    6.10%, 12/01/14 ..............................................................................        1,000,000        1,104,830
    6.20%, 12/01/20 ..............................................................................          750,000          828,465
 Delaware City School District GO, FGIC Insured, 5.75%, 12/01/15 .................................        1,640,000        1,754,636
 Dover City School District GO, AMBAC Insured, 6.25%, 12/01/16 ...................................        2,000,000        2,101,720
 Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ..........................        1,625,000        1,777,409
 Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ................................        1,100,000        1,211,969
 Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 ............................        1,390,000        1,483,867
 Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 ................................        1,000,000        1,113,820
 Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ..............................        1,980,000        2,137,212
 Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16 ..................        2,500,000        2,676,350
 Franklin County Hospital Revenue,
    Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/21 ....................................        3,365,000        3,513,733
    Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/28 ....................................        4,265,000        4,421,312
    Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 ....................................        2,500,000        2,665,550
 Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
    5.875%, 12/01/14 .............................................................................        2,800,000        3,106,404
    5.90%, 12/01/19 ..............................................................................        5,150,000        5,717,530
 Greene County Sewer System Revenue, Governmental Enterprise,
    AMBAC Insured, 5.625%, 12/01/25 ..............................................................        1,890,000        2,006,934
    MBIA Insured, 5.25%, 12/01/25 ................................................................        5,000,000        5,120,900
 Greene County Water System Revenue,
    Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 .......................................        5,400,000        5,580,252
    Series A, FGIC Insured, 6.125%, 12/01/21 .....................................................        2,100,000        2,317,833
 Hamilton City Electric System Mortgage Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 ...........................................       11,450,000       12,045,400
    Series B, FGIC Insured, 6.30%, 10/15/25 ......................................................        2,340,000        2,473,263
 Hamilton County Hospital Facilities Revenue, Bethesda Hospital, Refunding, Series A,
  AMBAC Insured, 6.25%,1/01/12 ...................................................................        3,650,000        3,867,905
 Hamilton County Sales Tax, Series B, AMBAC Insured,
    5.60%, 12/01/32 ..............................................................................        1,200,000        1,260,792
    Pre-Refunded, 5.25%, 12/01/32 ................................................................        5,000,000        5,083,750
 Hamilton County Sewer System Revenue, Refunding, Series A, FGIC Insured, 6.05%, 12/01/15 ........        3,010,000        3,330,053
 Hamilton Wastewater System Revenue, Series A, FSA Insured,
    5.90%, 10/15/21 ..............................................................................        3,040,000        3,252,070
    5.20%, 10/15/23 ..............................................................................        7,275,000        7,394,892
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ...................        4,665,000        4,775,141
 Heath City School District GO, School Improvement, Series A, FGIC Insured,
    5.60%, 12/01/21 ..............................................................................        1,000,000        1,061,340
    5.50%, 12/01/27 ..............................................................................        1,170,000        1,222,439
 Hilliard School District GO,
    Refunding, FGIC Insured, 6.55%, 12/01/05 .....................................................          500,000          565,200
    School Improvement, FGIC Insured, 5.75%, 12/01/28 ............................................        4,000,000        4,340,600
    School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ..................................        3,010,000        3,086,875
 Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 .......................        2,750,000        2,915,908
 Jackson Local School District GO, Stark and Summit Counties Local School District,
    FSA Insured, 5.50%, 12/01/20 .................................................................        4,000,000        4,218,800
    FSA Insured, 5.625%, 12/01/25 ................................................................        3,500,000        3,699,710
    MBIA Insured, 5.50%, 12/01/21 ................................................................        3,060,000        3,189,407
 Kent State University Revenues, General Receipts, AMBAC Insured, Pre-Refunded, 6.45%, 5/01/12 ...        1,195,000
                                                                                                                           1,249,480
 Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
  5.00%, 8/15/23 .................................................................................        2,930,000        2,914,442
 Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 .....................        1,000,000        1,070,180
 Lake Ohio Local School District GO, MBIA Insured,
    5.30%, 12/01/21 ..............................................................................        1,575,000        1,627,432
    5.375%, 12/01/25 .............................................................................        1,900,000        1,962,187



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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                             PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                    AMOUNT      VALUE
 ----------------------------------------------------------------------------------------------------------------------------------
 LONG-TERM INVESTMENTS (CONT.)
 Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ................................  $ 3,200,000   $ 3,579,968
 Licking Heights Local School District GO, School Facilities Construction and Improvements,
  Series A, FGIC Insured, 5.625%, 12/01/28 ..............................................................    4,000,000     4,231,320
 Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC Insured,
  5.50%, 9/01/29 ........................................................................................    6,250,000     6,513,250
 Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA Insured,
  5.50%, 9/01/27 ........................................................................................    5,000,000     5,166,250
 Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ................................................    1,050,000     1,120,560
 Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 ...................    4,000,000     4,017,320
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
    12/01/06 ............................................................................................      120,000       145,813
    12/01/08 ............................................................................................      110,000       138,345
    12/01/09 ............................................................................................      120,000       153,194
    12/01/10 ............................................................................................      220,000       285,003
 Lucas County Hospital Revenue,
    Promedica Healthcare Obligation Group, MBIA Insured, 5.75%, 11/15/14 ................................      300,000       326,892
    Promedica Healthcare Obligation Group, Refunding, AMBAC Insured, 5.375%, 11/15/29 ...................      750,000       769,778
    Promedica Healthcare Obligation Group, Refunding, MBIA Insured, ETM, 5.75%, 11/15/14 ................    4,460,000     4,859,794
    St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 .......................    3,500,000     3,560,865
 Madison Local School District GO, Butler County School Improvement,
    FGIC Insured, 5.60%, 12/01/26 .......................................................................    1,120,000     1,173,234
    MBIA Insured, 5.75%, 12/01/26 .......................................................................    1,000,000     1,079,190
 Mahoning County Hospital Facilities Revenue,
    Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25 ............................................    4,750,000     4,972,585
    Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%, 10/15/08 .............    2,000,000     2,098,380
 Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ..................................    1,905,000     2,009,985
 Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project, AMBAC Insured,
  Pre-Refunded, 6.70%, 12/01/09 .........................................................................    2,500,000     2,574,575
 Marietta City School District GO, Series B, AMBAC Insured, 5.75%, 12/01/07 .............................    1,000,000     1,054,490
 Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 .................................................    3,875,000     4,159,270
 Marion County City School District GO, School Facilities Construction and Improvement Project,
  FSA Insured, 5.55%, 12/01/20 ..........................................................................    1,000,000     1,065,850
    5.625%, 12/01/22 ....................................................................................    1,100,000     1,171,709
 Marysville Exempted Village School District GO,
    FSA Insured, 5.30%, 12/01/21 ........................................................................    2,000,000     2,079,980
    FSA Insured, 5.35%, 12/01/25 ........................................................................    2,010,000     2,078,702
    FSA Insured, 5.375%, 12/01/29 .......................................................................    2,465,000     2,546,148
    School Improvement, AMBAC Insured, 6.00%, 12/01/29 ..................................................    2,890,000     3,233,592
 Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 .............................................    1,935,000     2,108,279
 Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding, AMBAC Insured, 5.80%, 12/01/14 ........    2,755,000     2,952,396
 Mentor Exempted Village School District GO, MBIA Insured, 6.625%, 12/01/13 .............................    2,000,000     2,057,300
 Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care Inc., Series B, MBIA
  Insured, 6.50%, 5/01/21 ...............................................................................      965,000       985,786
 Minster School District School Facilities and Construction GO, FSA Insured,
    5.70%, 12/01/23 .....................................................................................    3,190,000     3,433,174
    5.75%, 12/01/27 .....................................................................................    3,260,000     3,537,589
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities, MBIA Insured,
  7.40%, 4/01/09 ........................................................................................   12,510,000    12,548,781
 Montgomery County Revenue,
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 ..........................    1,600,000     1,692,592
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 ..........................    3,250,000     3,438,078
    Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 .............................      450,000       460,130
 Muskingum County GO,
    County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 ..................................    1,000,000     1,020,050
    Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ...........................    1,695,000     1,807,904
 New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured, 5.85%, 1/01/21 ...    1,000,000     1,042,740
 New Philadelphia City School District GO, School Improvement, AMBAC Insured, 6.25%, 12/01/17 ...........    2,000,000     2,099,220
 New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 .......................    1,500,000     1,530,870
 Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, 5.45%, 12/01/25 ............    3,035,000     3,181,591
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 .......................................................    3,800,000     4,052,662
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 ..............................    2,900,000     3,090,530
 Northwest Local School District GO, Scioto County, AMBAC Insured, Pre-Refunded, 7.05%, 12/01/14 ........    2,000,000     2,061,300
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ......................................    5,000,000     5,211,800




                                                                              81
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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
 -------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
Ohio Capital Corp. HMR,
   Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ...........................................    $2,000,000     $   2,115,020
   Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 ...........................................     4,215,000         4,275,401
   Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 ...........................................     3,500,000         3,516,310
   Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 .....................     1,625,000         1,717,463
   Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ......................     2,565,000         2,693,994
Ohio HFA,
   MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 .................................       735,000           783,980
   MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ..................     2,035,000         2,085,549
   RMR, Series C, GNMA Secured, 5.75%, 9/01/30 .................................................     6,035,000         6,214,300
   SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ................................................     2,220,000         2,264,400
Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest,
 AMBAC Insured, 5.625%, 2/15/16 ................................................................    12,000,000        12,528,000
Ohio State Air Quality Development Authority Revenue,
   Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ..............     3,500,000         3,591,665
   Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 .......................     4,000,000         4,248,120
   JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 .....................................     6,875,000         7,138,381
   JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 ...........................     1,230,000         1,342,447
   JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 ...........................    15,245,000        16,638,698
   Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ..........................     9,075,000         9,177,638
   PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 ......................     5,400,000         5,617,242
   PCR, Pennsylvania Power Co., Refunding, Series A, AMBAC Insured, 6.45%, 5/01/27 .............     7,000,000         7,299,880
Ohio State Building Authority Revenue, Adult Correctional Facilities, Series A,
   AMBAC Insured, 5.60%, 4/01/16 ...............................................................     2,000,000         2,124,880
   MBIA Insured, 6.125%, 10/01/13 ..............................................................    13,000,000        14,460,420
Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
 6.50%, 4/15/12 ................................................................................     1,100,000         1,145,760
Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ..................     5,000,000         5,279,300
Ohio State Higher Educational Facility Commission Revenue,
   Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 .................     8,000,000         8,005,520
   University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ....................................     1,300,000         1,397,266
   University Dayton Project, FGIC Insured, 6.75%, 12/01/15 ....................................     1,725,000         1,847,717
   Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ................     3,500,000         3,618,790
Ohio State Turnpike Commission Turnpike Revenue,
   AMBAC Insured, 5.25%, 2/15/31 ...............................................................    13,455,000        13,725,580
   Series A, FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 ........................................     1,000,000         1,085,340
Ohio State University General Receipts Athens Revenue, FSA Insured, 5.00%, 12/01/24 ............     3,025,000         3,026,785
Ohio State Water Development Authority PCR, Facilities Revenue,
   Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ....................     3,420,000         3,734,777
   Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ................     5,000,000         5,105,700
Ohio State Water Development Authority Revenue,
   Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ............................     5,000,000         5,262,000
   Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 .........................................     8,750,000         9,305,100
   Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 .......................     1,000,000         1,050,850
   Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 ..................     4,450,000         4,579,584
   Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ...................................     2,000,000         2,349,820
Olentangy Local School District GO,
   BIG Insured, 7.75%, 12/01/08 ................................................................       375,000           467,374
   BIG Insured, 7.75%, 12/01/09 ................................................................       375,000           473,119
   BIG Insured, 7.75%, 12/01/10 ................................................................       375,000           479,659
   School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 ...............     4,500,000         4,760,235
Olmsted Falls Local School District GO, FGIC Insured,
   5.85%, 12/15/17 .............................................................................     1,500,000         1,608,240
   Pre-Refunded, 7.05%, 12/15/11 ...............................................................     1,000,000         1,032,410
Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 .....................     1,150,000         1,267,691
Ottawa County GO, Catawba Isle, AMBAC Insured, Pre-Refunded, 7.00%, 9/01/11 ....................     1,500,000         1,530,000
Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured,
 5.50%, 10/01/14 ...............................................................................     1,950,000         2,039,096
Painesville Township Local School District GO, Lake County, FGIC Insured,
   5.625%, 12/01/09 ............................................................................     3,240,000         3,476,488
    5.65%, 12/01/15 ............................................................................     4,490,000         4,754,686




82
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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                  AMOUNT       VALUE
 --------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Perrysburg Exempted Village School District GO,
    AMBAC Insured, 6.00%, 12/01/15 ...............................................................      $ 2,000,000   $ 2,134,340
    Series B, FSA Insured, 5.00%, 12/01/25 .......................................................        5,000,000     4,999,600
 Pickerington Local School District GO, AMBAC Insured, 5.00%, 12/01/25 ...........................        7,835,000     7,834,373
 Plain Local School District GO, FGIC Insured, 6.00%, 12/01/25 ...................................        4,500,000     5,012,370
 Puerto Rico Commonwealth GO, Refunding, MBIA Insured, 5.75%, 7/01/24 ............................        2,000,000     2,130,160
 Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/21 .........        4,000,000     4,221,040
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ......................       11,000,000    11,098,010
 Revere Local School District GO, AMBAC Insured, 6.00%, 12/01/16 .................................        1,600,000     1,733,280
 Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
  6.00%, 12/01/24 ................................................................................        1,730,000       939,866
 Riverdale Local School District GO, Improvement, FGIC Insured, 5.20%, 12/01/23 ..................        1,195,000     1,220,979
 Riverside Local School District GO, School Facilities Construction and Improvement,
  MBIA Insured, 5.75%, 12/01/22 ..................................................................        1,000,000     1,089,080
 Rural Lorain County Water Authority, Water Resource Revenue Improvement, AMBAC Insured,
  5.875%, 10/01/24 ...............................................................................        3,100,000     3,370,010
 Salem GO, AMBAC Insured, 6.50%, 12/01/06 ........................................................        2,000,000     2,294,960
 South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 .............................          700,000       758,968
 Southwest Regional Water District Revenue, MBIA Insured, 6.00%,
    12/01/15 .....................................................................................        1,000,000     1,102,050
    12/01/20 .....................................................................................          700,000       765,079
 South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured,
  ETM, 7.875%,
    12/01/04 .....................................................................................          550,000       632,984
    12/01/06 .....................................................................................          600,000       729,354
    12/01/07 .....................................................................................          600,000       744,354
 St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 ..................        1,515,000     1,649,956
 St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 .....................          600,000       617,226
 St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ...................................          750,000       771,533
 Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ......................................        2,775,000     2,921,964
 Steubenville City School District GO,
    School Facilities and Implementation, MBIA Insured, 5.60%, 12/01/22 ..........................        1,500,000     1,597,080
    Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17 .......................................        2,075,000     2,273,889
 Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/25 ..........        2,500,000     2,492,850
 Struthers City School District GO,
    AMBAC Insured, 6.50%, 12/01/14 ...............................................................        1,750,000     1,861,178
    Refunding, AMBAC Insured, 5.50%, 12/01/22 ....................................................        1,950,000     2,052,765
 Summit County GO,
    Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 ..............................          400,000       414,444
    Sanitary Sewer System Improvement, FGIC Insured, 5.25%, 12/01/21 .............................        4,505,000     4,655,377
 Swanton Local School District GO, School Improvement, FGIC Insured, 5.25%, 12/01/25 .............        1,895,000     1,945,047
 Sycamore Community City School District COP, Blue Ash Elementary School Project,
  AMBAC Insured, 5.125%, 12/01/25 ................................................................        1,000,000     1,010,640
 Sylvania City School District GO,
    FGIC Insured, 5.75%, 12/01/22 ................................................................        1,500,000     1,669,110
  (b)Refunding, FGIC Insured, 5.00%, 12/01/22 .....................................................       1,550,000     1,551,209
    Various Purpose, FGIC Insured, 5.30%, 12/01/20 ...............................................        2,225,000     2,314,690
 Toledo GO, Limited Tax,
    AMBAC Insured, 5.95%, 12/01/15 ...............................................................        3,715,000     4,029,958
    AMBAC Insured, 6.00%, 12/01/16 ...............................................................        1,000,000     1,119,420
    FGIC Insured, 7.375%, 12/01/02 ...............................................................          400,000       422,660
    FGIC Insured, 7.375%, 12/01/03 ...............................................................          650,000       713,388
    FGIC Insured, 7.375%, 12/01/04 ...............................................................          650,000       734,247
    FGIC Insured, 7.375%, 12/01/05 ...............................................................          650,000       753,311
    FGIC Insured, 7.375%, 12/01/06 ...............................................................          625,000       737,938
 Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ....................................        1,475,000     1,509,781
 Trumbull County Hospital Revenue, Refunding and Improvement,
    Series A, FGIC Insured, Pre-Refunded, 6.25%, 11/15/12 ........................................        1,000,000     1,076,560
    Series B, FGIC Insured, Pre-Refunded, 6.90%, 11/15/12 ........................................        2,000,000     2,169,020
 Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 ....................................        4,000,000     4,115,320
 Twinsburg GO, Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 .........................        1,000,000     1,007,900
 Union Scioto Local School District GO, Classroom Facilities, FSA Insured, 5.50%, 12/01/22 .......        2,600,000     2,737,020



                                                                              83
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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
 ----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (CONT.)
 University of Akron General Receipts Revenue, FGIC Insured,
    5.70%, 1/01/24 ...............................................................................     $  7,050,000     $  7,538,142
    5.75%, 1/01/29 ...............................................................................        1,500,000        1,617,495
 University of Cincinnati COP,
    Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ...............................        4,900,000        4,937,289
    MBIA Insured, Pre-Refunded, 6.75%, 12/01/09 ..................................................        1,600,000        1,647,920
 University of Cincinnati General Receipt,
    Series AD, MBIA Insured, 5.125%, 6/01/20 .....................................................        1,500,000        1,520,325
    Series W, MBIA Insured, 5.85%, 6/01/16 .......................................................        1,630,000        1,754,777
 University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ......................        6,000,000        6,127,500
 University of Toledo General Receipt, Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 .........        5,500,000        5,783,360
 Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 ........................        5,000,000        5,103,450
 Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11 ...............        1,000,000        1,070,160
 Valley Local School District GO, AMBAC Insured, 7.00%, 12/01/13 .................................        1,400,000        1,546,678
 Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 ................................        1,200,000        1,302,720
 Warren GO, MBIA Insured, Pre-Refunded, 6.65%, 11/01/12 ..........................................        2,415,000        2,662,441
 Warrensville Heights City School District GO, School Improvement, FGIC Insured,
    5.625%, 12/01/20 .............................................................................        3,500,000        3,751,580
    5.75%, 12/01/24 ..............................................................................        2,750,000        2,988,480
 Wausen Exempted Village School District GO, Refunding and School Improvements, MBIA Insured,
  5.50%, 12/01/17 ................................................................................        1,800,000        1,899,252
 Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 ...................        1,800,000        1,976,273
 Western Reserve Local School District GO, MBIA Insured, 5.75%, 12/01/23 .........................        1,825,000        1,998,064
 Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue,
  St. Ann's Hospital, Refunding, Series B,  AMBAC Insured, ETM, 7.00%, 9/15/12 ...................        5,000,000        5,104,999
 Westfall Local School District GO, School Facilities Construction Improvement, FGIC Insured,
  6.00%, 12/01/22 ................................................................................        2,850,000        3,168,829
 Wilmington City School District GO, FGIC Insured, 6.30%, 12/01/14 ...............................        2,000,000        2,057,799
 Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
    6.00%, 6/15/21 ...............................................................................        2,510,000        2,722,897
    5.25%, 6/15/29 ...............................................................................        3,320,000        3,382,847
 Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ....................          500,000          536,759
 Wooster City School District GO, AMBAC Insured, Pre-Refunded, 6.50%, 12/01/17 ...................        8,700,000        9,292,643
 Worthington City School District GO, Refunding, FGIC Insured, 6.375%, 12/01/12 ..................        2,350,000        2,463,457
 Youngstown State University General Receipts, AMBAC Insured, Pre-Refunded, 6.00%, 12/15/16 ......        2,250,000        2,507,264
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $733,736,318) .................................................                       781,351,323
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .4%
 Cuyahoga County Hospital Revenue, University Hospitals of Cleveland, Daily VRDN and Put,
  2.45%, 1/01/16 .................................................................................          500,000          500,000
 Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, Series A, Daily VRDN and Put, 2.55%, 9/01/30 .........          800,000          800,000
    PCR, Ohio Edison, Series C, Daily VRDN and Put, 2.70%, 9/01/18 ...............................          200,000          200,000
    PCR, Ohio Edison, Series C, Daily VRDN and Put, 2.55%, 6/01/23 ...............................          600,000          600,000
    Refunding, PCR, Toledo, Series A, Daily VRDN and Put, 2.55%, 4/01/24 .........................          300,000          300,000
 Ohio State Water Development Authority PCR, Facilities Revenue, Toledo Edison Co.
  Project, Refunding, Series A, Daily VRDN and Put,  2.55%, 4/01/24 ..............................          700,000          700,000
 Ohio State Water Development Authority Revenue, Environmental Mead Co., DATES, Refunding,
  Series B, Daily VRDN and Put, 2.45%, 11/01/15 ..................................................          300,000          300,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,400,000) ..................................................                         3,400,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $737,136,318) 99.1% .....................................................                       784,751,323
 OTHER ASSETS, LESS LIABILITIES .9% ..............................................................                         7,311,404
                                                                                                                        ------------
 NET ASSETS 100.0% ...............................................................................                      $792,062,727
                                                                                                                        ============



See glossary of terms on page 85.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


84              See notes to financial statements.

FRANKLIN TAX-FREE TRUST

GLOSSARY OF TERMS
-------------------------------------------------------------------------------






AMBAC      -       American Municipal Bond Assurance Corp.
BART       -       Bay Area Rapid Transit
BIG        -       Bond Investors Guaranty Insurance Co. (acquired by MBIA in
                     1989 and no longer does business under this name).
CDA        -       Community Development Authority/Agency
CDD        -       Community Development District
COP        -       Certificate of Participation
DATES      -       Demand Adjustable Tax-Exempt Securities
EDA        -       Economic Development Authority
EDC        -       Economic Development Corp.
ETM        -       Escrow to Maturity
FGIC       -       Financial Guaranty Insurance Co.
FHA        -       Federal Housing Authority/Agency
FNMA       -       Federal National Mortgage Association
FSA        -       Financial Security Assistance
GNMA       -       Government National Mortgage Association
GO         -       General Obligation
HDA        -       Housing Development Authority/Agency
HDC        -       Housing Development Corp.
HFA        -       Housing Finance Authority/Agency
HFAR       -       Housing Finance Authority Revenue
HFC        -       Housing Finance Corp.
HMR        -       Home Mortgage Revenue
ID         -       Improvement District
IDA        -       Industrial Development Authority/Agency
IDAR       -       Industrial Development Authority/Agency Revenue
IDR        -       Industrial Development Revenue
ISD        -       Independent School District
LP         -       Limited Partnership
MBIA       -       Municipal Bond Investors Assurance Corp.
MFH        -       Multi-Family Housing
MFHR       -       Multi-Family Housing Revenue
MFMR       -       Multi-Family Mortgage Revenue
MFR        -       Multi-Family Revenue
MUD        -       Municipal Utility District
PBA        -       Public Building Authority
PCR        -       Pollution Control Revenue
PUD        -       Public Utility District
RDA        -       Redevelopment Authority/Agency
RDAR       -       Redevelopment Authority/Agency Revenue
RMR        -       Residential Mortgage Revenue
SFHR       -       Single Family Housing Revenue
SFM        -       Single Family Mortgage
SFMR       -       Single Family Mortgage Revenue
USD        -       Unified School District

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2001 (UNAUDITED)

                                                               FRANKLIN                            FRANKLIN          FRANKLIN
                                                                FLORIDA         FRANKLIN         MASSACHUSETTS       MICHIGAN
                                                           INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE   INSURED TAX-FREE
                                                              INCOME FUND     INCOME FUND        INCOME FUND         INCOME FUND
                                                          -----------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................    $ 113,134,065     $ 1,521,203,203     $ 360,566,207     $ 1,149,605,268
                                                          =======================================================================
  Value ..............................................      121,608,082       1,617,141,775       384,271,464       1,237,173,994
 Cash ................................................           74,710              88,080         1,045,504              44,144
 Receivables:
  Capital shares sold ................................          362,429           1,721,218           650,887           4,670,571
  Interest ...........................................        1,970,299          21,158,767         4,659,395          18,389,192
                                                          -----------------------------------------------------------------------
      Total assets ...................................      124,015,520       1,640,109,840       390,627,250       1,260,277,901
                                                          -----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................               --           3,153,821                --           3,252,378
  Capital shares redeemed ............................           15,274             755,538            52,886           1,206,509
  Affiliates .........................................           73,754             832,468           220,717             663,287
  Shareholders .......................................           96,859           1,223,236           126,995             845,569
 Distributions to shareholders .......................          197,128           2,797,506           641,951           2,073,556
 Other liabilities ...................................            5,216              17,919            28,172              32,215
                                                          -----------------------------------------------------------------------
      Total liabilities ..............................          388,231           8,780,488         1,070,721           8,073,514
                                                          -----------------------------------------------------------------------
       Net assets, at value ..........................    $ 123,627,289     $ 1,631,329,352     $ 389,556,529     $ 1,252,204,387
                                                          =======================================================================
Net assets consist of:
 Undistributed net investment income .................    $       1,679     $    (2,068,231)    $    (223,838)    $    (1,066,550)
 Net unrealized appreciation .........................        8,474,017          95,938,572        23,705,257          87,568,726
 Accumulated net realized loss .......................       (2,870,026)         (4,699,177)       (1,823,172)           (270,702)
 Capital shares ......................................      118,021,619       1,542,158,188       367,898,282       1,165,972,913
                                                          -----------------------------------------------------------------------
       Net assets, at value ..........................    $ 123,627,289     $ 1,631,329,352     $ 389,556,529     $ 1,252,204,387
                                                          =======================================================================
CLASS A:
 Net assets, at value ................................    $ 123,627,289     $ 1,536,468,332     $ 360,430,889     $ 1,165,611,713
                                                          =======================================================================
 Shares outstanding ..................................       11,662,538         125,954,338        30,661,930          94,683,512
                                                          =======================================================================
 Net asset value per share(a).........................    $       10.60     $         12.20     $       11.75     $         12.31
                                                          =======================================================================
 Maximum offering price per share
    (net asset value per share / 95.75%) .............    $       11.07     $         12.74     $       12.27     $         12.86
                                                          =======================================================================
CLASS B:
 Net assets, at value ................................               --     $    21,804,644                --     $    21,363,067
                                                          =======================================================================
 Shares outstanding ..................................               --           1,781,777                --           1,729,368
                                                          =======================================================================
 Net asset value and maximum offering price per share(a)             --     $         12.24                --     $         12.35
                                                          =======================================================================
CLASS C:
 Net assets, at value ................................               --     $    73,056,376     $  29,125,640     $    65,229,607
                                                          =======================================================================
 Shares outstanding ..................................               --           5,949,278         2,463,668           5,259,599
                                                          =======================================================================
 Net asset value per share(a).........................               --     $         12.28     $       11.82     $         12.40
                                                          =======================================================================
 Maximum offering price per share
     (net asset value per share / 99%) ...............               --     $         12.40     $       11.94     $         12.53
                                                          =======================================================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


86                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2001 (UNAUDITED)

                                                                              FRANKLIN MINNESOTA         FRANKLIN OHIO
                                                                               INSURED TAX-FREE         INSURED TAX-FREE
                                                                                  INCOME FUND             INCOME FUND
                                                                              ------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................        $   488,370,689           $ 737,136,318
                                                                              =======================================
  Value ..............................................................            514,682,940             784,751,323
 Cash ................................................................                  5,117               3,639,027
 Receivables:
  Capital shares sold ................................................                488,456               2,828,849
  Interest ...........................................................              4,986,286              11,648,594
                                                                              ---------------------------------------
      Total assets ...................................................            520,162,799             802,867,793
                                                                              ---------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................                     --               7,690,795
  Capital shares redeemed ............................................                202,816                 633,753
  Affiliates .........................................................                281,597                 431,797
  Shareholders .......................................................                293,279                 627,459
 Distributions to shareholders .......................................                860,403               1,346,828
 Other liabilities ...................................................                 36,983                  74,434
                                                                              ---------------------------------------
      Total liabilities ..............................................              1,675,078              10,805,066
                                                                              ---------------------------------------
       Net assets, at value ..........................................        $   518,487,721           $ 792,062,727
                                                                              =======================================
Net assets consist of:
 Undistributed net investment income .................................        $      (580,336)          $    (380,037)
 Net unrealized appreciation .........................................             26,312,251              47,615,005
 Accumulated net realized loss .......................................             (4,559,124)             (3,924,440)
 Capital shares ......................................................            497,314,930             748,752,199
                                                                              ---------------------------------------
       Net assets, at value ..........................................        $   518,487,721           $ 792,062,727
                                                                              =======================================
CLASS A:
 Net assets, at value ................................................        $   488,252,252           $ 732,585,627
                                                                              =======================================
 Shares outstanding ..................................................             40,392,751              59,034,344
                                                                              =======================================
 Net asset value per share(a).........................................        $         12.09           $       12.41
                                                                              ---------------------------------------
 Maximum offering price per share (net asset value per share / 95.75%)        $         12.63           $       12.96
                                                                              ---------------------------------------
CLASS B:
 Net assets, at value ................................................                     --           $   9,697,098
                                                                              =======================================
 Shares outstanding ..................................................                     --                 779,551
                                                                              =======================================
 Net asset value and maximum offering price per share(a)..............                     --           $       12.44
                                                                              =======================================
CLASS C:
 Net assets, at value ................................................        $    30,235,469           $  49,780,002
                                                                              =======================================
 Shares outstanding ..................................................              2,488,283               3,986,559
                                                                              =======================================
 Net asset value per share(a).........................................        $         12.15           $       12.49
                                                                              =======================================
 Maximum offering price per share (net asset value per share / 99%) ..        $         12.27           $       12.62
                                                                              =======================================

(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                    87

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)

                                                             FRANKLIN                          FRANKLIN         FRANKLIN
                                                             FLORIDA         FRANKLIN        MASSACHUSETTS      MICHIGAN
                                                        INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                           INCOME FUND      INCOME FUND        INCOME FUND       INCOME FUND
                                                        -----------------------------------------------------------------------
Investment income:
 Interest ..........................................      $ 3,262,481       $43,850,214      $10,166,989      $32,682,381
                                                          ---------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................          364,290         3,678,452          957,776        2,815,393
 Distribution fees (Note 3)
  Class A ..........................................           60,590           701,338          168,944          540,856
  Class B ..........................................               --            42,436               --           47,292
  Class C ..........................................               --           221,397           92,008          191,439
 Transfer agent fees (Note 3) ......................           26,099           361,804           92,178          321,992
 Custodian fees ....................................              570             6,278            1,735            5,746
 Reports to shareholders ...........................            4,336            35,024           13,547           41,877
 Registration and filing fees ......................            3,466            42,090            6,581            9,530
 Professional fees .................................            3,165            16,202            8,037           16,340
 Trustees' fees and expenses .......................              633             8,738            2,409            6,432
 Other .............................................            6,199            23,267            9,666           21,913
                                                          ---------------------------------------------------------------
  Total expenses ...................................          469,348         5,137,026        1,352,881        4,018,810
                                                          ---------------------------------------------------------------
      Net investment income ........................        2,793,133        38,713,188        8,814,108       28,663,571
                                                          ---------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ........         (406,412)          362,789           32,897        1,611,251
  Net unrealized appreciation on investments .......        3,238,629        30,294,666        7,203,832       22,227,747
                                                          ---------------------------------------------------------------
Net realized and unrealized gain ...................        2,832,217        30,657,455        7,236,729       23,838,998
                                                          ---------------------------------------------------------------
Net increase in net assets resulting from operations      $ 5,625,350       $69,370,643      $16,050,837      $52,502,569
                                                          ===============================================================

88                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)

                                                          FRANKLIN MINNESOTA        FRANKLIN OHIO
                                                          INSURED TAX-FREE         INSURED TAX-FREE
                                                             INCOME FUND              INCOME FUND
                                                          -----------------------------------------
Investment income:
 Interest ..........................................          $13,796,331          $ 21,232,172
                                                          -------------------------------------
Expenses:
 Management fees (Note 3) ..........................            1,257,983             1,844,787
 Distribution fees (Note 3)
  Class A ..........................................              227,518               350,287
  Class B ..........................................                   --                20,959
  Class C ..........................................               88,582               147,729
 Transfer agent fees (Note 3) ......................              137,477               210,227
 Custodian fees ....................................                2,447                 3,692
 Reports to shareholders ...........................               20,366                27,963
 Registration and filing fees ......................                5,836                 6,616
 Professional fees .................................                8,216                21,304
 Trustees' fees and expenses .......................                2,781                 4,249
 Insurance .........................................                1,168                 2,481
 Other .............................................               12,547                19,988
                                                          -------------------------------------
  Total expenses ...................................            1,764,921             2,660,282
                                                          -------------------------------------
      Net investment income ........................           12,031,410            18,571,890
                                                          -------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ........               18,275              (358,406)
  Net unrealized appreciation on investments .......            8,764,085            13,903,614
                                                          -------------------------------------
Net realized and unrealized gain ...................            8,782,360            13,545,208
                                                          -------------------------------------
Net increase in net assets resulting from operations          $20,813,770          $ 32,117,098
                                                          =====================================

                       See notes to financial statements.                    89

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001

                                                           FRANKLIN FLORIDA INSURED                       FRANKLIN INSURED
                                                             TAX-FREE INCOME FUND                       TAX-FREE INCOME FUND
                                                  ----------------------------------------------------------------------------------
                                                     SIX MONTHS             YEAR               SIX MONTHS                YEAR
                                                        ENDED               ENDED                ENDED                   ENDED
                                                   AUGUST 31, 2001     FEBRUARY 28, 2001      AUGUST 31, 2001      FEBRUARY 28, 2001
                                                  ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $   2,793,133        $   5,346,541        $    38,713,188        $    77,899,113
  Net realized gain (loss) from investments             (406,412)            (653,712)               362,789               (475,525)
  Net unrealized appreciation on investments           3,238,629            8,821,512             30,294,666             94,546,935
                                                  ----------------------------------------------------------------------------------
      Net increase in net assets
         resulting from operations .........           5,625,350           13,514,341             69,370,643            171,970,523
 Distributions to shareholders from:
  Net investment income:
   Class A .................................          (2,861,789)          (5,285,246)           (38,152,692)           (74,803,497)
   Class B .................................                  --                   --               (283,836)               (69,273)
   Class C .................................                  --                   --             (1,525,183)            (2,565,333)
                                                  ----------------------------------------------------------------------------------
 Total distributions to shareholders .......          (2,861,789)          (5,285,246)           (39,961,711)           (77,438,103)
 Capital share transactions: (Note 2)
   Class A .................................           4,282,714             (479,381)            36,684,178            (64,392,458)
   Class B .................................                  --                   --             15,126,586              6,142,910
   Class C .................................                  --                   --              9,517,293              2,073,737
                                                  ----------------------------------------------------------------------------------
 Total capital share transactions ..........           4,282,714             (479,381)            61,328,057            (56,175,811)
      Net increase in net assets ...........           7,046,275            7,749,714             90,736,989             38,356,609
Net assets:
 Beginning of period .......................         116,581,014          108,831,300          1,540,592,363          1,502,235,754
                                                  ----------------------------------------------------------------------------------
 End of period .............................       $ 123,627,289        $ 116,581,014        $ 1,631,329,352        $ 1,540,592,363
                                                  ==================================================================================
Undistributed net investment income
   included in net assets:
 End of period .............................       $       1,679        $      69,168        $    (2,068,231)       $    (1,402,559)
                                                  ==================================================================================


90                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001

                                                        FRANKLIN MASSACHUSETTS INSURED               FRANKLIN MICHIGAN INSURED
                                                             TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                  ----------------------------------------------------------------------------------
                                                     SIX MONTHS             YEAR                SIX MONTHS               YEAR
                                                       ENDED                ENDED                  ENDED                 ENDED
                                                  AUGUST 31, 2001      FEBRUARY 28, 2001       AUGUST 31, 2001     FEBRUARY 28, 2001
                                                  ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $   8,814,108        $  17,179,225        $    28,663,571        $    56,155,230
  Net realized gain (loss) from investments               32,897             (465,128)             1,611,251               (490,045)
  Net unrealized appreciation on investments           7,203,832           24,369,861             22,227,747             66,898,360
                                                  ---------------------------------------------------------------------------------
      Net increase in net assets
        resulting from operations ..........          16,050,837           41,083,958             52,502,569            122,563,545
 Distributions to shareholders from:
  Net investment income:
   Class A .................................          (8,452,510)         (15,887,604)           (27,787,232)           (53,459,066)
   Class B .................................                  --                   --               (309,756)              (124,442)
   Class C .................................            (616,667)          (1,220,582)            (1,280,265)            (2,181,898)
                                                  ---------------------------------------------------------------------------------
 Total distributions to shareholders .......          (9,069,177)         (17,108,186)           (29,377,253)           (55,765,406)
 Capital share transactions: (Note 2)
   Class A .................................          26,316,798             (904,760)            59,318,986            (36,699,951)
   Class B .................................                  --                   --             13,169,639              7,409,101
   Class C .................................             210,753             (807,109)            10,409,243              1,621,257
                                                  ---------------------------------------------------------------------------------
 Total capital share transactions ..........          26,527,551           (1,711,869)            82,897,868            (27,669,593)
      Net increase in net assets ...........          33,509,211           22,263,903            106,023,184             39,128,546
Net assets:
 Beginning of period .......................         356,047,318          333,783,415          1,146,181,203          1,107,052,657
                                                  ---------------------------------------------------------------------------------
 End of period .............................       $ 389,556,529        $ 356,047,318        $ 1,252,204,387        $ 1,146,181,203
                                                  =================================================================================
Undistributed net investment income
    included in net assets:
 End of period .............................       $    (223,838)       $     (67,524)       $    (1,066,550)       $      (466,418)
                                                  =================================================================================

                       See notes to financial statements.                     91

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001

                                                          FRANKLIN MINNESOTA INSURED                  FRANKLIN OHIO INSURED
                                                             TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                  ------------------------------------------------------------------------------
                                                     SIX MONTHS             YEAR                SIX MONTHS             YEAR
                                                       ENDED                ENDED                  ENDED               ENDED
                                                  AUGUST 31, 2001      FEBRUARY 28, 2001       AUGUST 31, 2001   FEBRUARY 28, 2001
                                                  --------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $  12,031,410        $  23,860,011        $  18,571,890        $  36,836,263
  Net realized gain (loss) from investments               18,275           (3,186,214)            (358,406)          (2,272,686)
  Net unrealized appreciation on investments           8,764,085           34,513,019           13,903,614           44,062,488
                                                  -----------------------------------------------------------------------------
      Net increase in net assets
        resulting from operations ..........          20,813,770           55,186,816           32,117,098           78,626,065
 Distributions to shareholders from:
  Net investment income:
   Class A .................................         (11,828,829)         (22,758,162)         (17,988,094)         (34,715,424)
   Class B .................................                  --                   --             (141,508)             (61,315)
   Class C .................................            (593,181)          (1,010,156)          (1,006,942)          (1,818,624)
                                                  -----------------------------------------------------------------------------
 Total distributions to shareholders .......         (12,422,010)         (23,768,318)         (19,136,544)         (36,595,363)
 Capital share transactions: (Note 2)
   Class A .................................          14,590,570          (15,306,119)          21,720,526          (29,839,813)
   Class B .................................                  --                   --            5,890,507            3,490,517
   Class C .................................           5,008,791            1,413,796            6,897,778             (448,940)
                                                  -----------------------------------------------------------------------------
 Total capital share transactions ..........          19,599,361          (13,892,323)          34,508,811          (26,798,236)
      Net increase in net assets ...........          27,991,121           17,526,175           47,489,365           15,232,466
Net assets:
 Beginning of period .......................         490,496,600          472,970,425          744,573,362          729,340,896
                                                  -----------------------------------------------------------------------------
 End of period .............................       $ 518,487,721        $ 490,496,600        $ 792,062,727        $ 744,573,362
                                                  =============================================================================
Undistributed net investment income
   included in net assets:
 End of period .............................       $    (580,336)       $    (284,111)       $    (380,037)       $      80,164
                                                  =============================================================================

92                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a.   SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b.   INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d.   INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy or a secondary insurance policy. Some municipal securities in the Trust are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f.  AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. Prior to March 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

f.  AUDIT GUIDE (CONT.)

                                                      FRANKLIN                                FRANKLIN
                                                       FLORIDA            FRANKLIN          MASSACHUSETTS
                                                  INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
                                                     INCOME FUND         INCOME FUND         INCOME FUND
                                                  --------------------------------------------------------
Increase in cost of investments ...............        $ 1,167            $ 582,851           $ 98,755

                                                      FRANKLIN            FRANKLIN            FRANKLIN
                                                      MICHIGAN            MINNESOTA         OHIO INSURED
                                                  INSURED TAX-FREE    INSURED TAX-FREE        TAX-FREE
                                                     INCOME FUND         INCOME FUND         INCOME FUND
                                                  ------------------------------------------------------
Increase in cost of investments ...............      $ 113,550             $ 94,375          $ 104,453


The effect of this change for the period ended August 31, 2001 was as listed below:

                                                      FRANKLIN                                 FRANKLIN
                                                       FLORIDA            FRANKLIN           MASSACHUSETTS
                                                  INSURED TAX-FREE    INSURED TAX-FREE     INSURED TAX-FREE
                                                     INCOME FUND         INCOME FUND          INCOME FUND
                                                  ---------------------------------------------------------
Increase (decrease) in net investment income ..         $  84            $(170,742)            $ 17,162
Increase (decrease) in unrealized gains .......         $(258)           $ 200,292             $(13,626)
Increase (decrease) in realized gains .........         $ 174            $ (29,550)            $ (3,536)

                                                      FRANKLIN             FRANKLIN             FRANKLIN
                                                      MICHIGAN             MINNESOTA          OHIO INSURED
                                                  INSURED TAX-FREE     INSURED TAX-FREE         TAX-FREE
                                                     INCOME FUND          INCOME FUND          INCOME FUND
                                                  --------------------------------------------------------
Increase (decrease) in net investment income ..       $ 13,374             $ 11,571             $ 10,502
Increase (decrease) in unrealized gains .......       $(11,763)            $  1,485             $(10,621)
Increase (decrease) in realized gains .........       $ (1,611)            $(13,056)            $    119


The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2.  SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                    CLASS A & CLASS C                              CLASS A, CLASS B, & CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Franklin Florida Insured Tax-Free          Franklin Massachusetts Insured Tax-Free        Franklin Insured Tax-Free Income Fund
Income Fund                                Income Fund

                                           Franklin Minnesota Insured Tax-Free            Franklin Michigan Insured Tax-Free
                                           Income Fund                                    Income Fund

                                                                                          Franklin Ohio Insured Tax-Free Income
                                                                                          Fund

At August 31, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                        FRANKLIN FLORIDA INSURED              FRANKLIN INSURED
                                          TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                       -------------------------------------------------------------
CLASS A SHARES: ................        SHARES           AMOUNT           SHARES           AMOUNT
                                       -------------------------------------------------------------
Six months ended August 31, 2001
  Shares sold ....................       1,350,951    $  14,029,841        8,536,378    $ 102,195,951
  Shares issued in reinvestment of         120,332        1,248,173        1,388,423       16,642,680
  distributions
  Shares redeemed ................      (1,061,837)     (10,995,300)      (6,861,782)     (82,154,453)
                                       -------------------------------------------------------------
Net increase .....................         409,446    $   4,282,714        3,063,019    $  36,684,178
                                       =============================================================
Year ended February 28, 2001
  Shares sold ....................       1,614,142    $  16,308,931        9,385,439    $ 109,765,798
  Shares issued in reinvestment of         211,980        2,118,259        2,839,500       32,960,360
  distributions
  Shares redeemed ................      (1,897,552)     (18,906,571)     (17,897,910)    (207,118,616)
                                       -------------------------------------------------------------
Net decrease .....................         (71,430)   $    (479,381)      (5,672,971)   $ (64,392,458)
                                       =============================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN INSURED
                                                          TAX-FREE INCOME FUND
                                                       -----------------------------
CLASS B SHARES:                                          SHARES             AMOUNT
                                                       -----------------------------
Six months ended August 31, 2001
 Shares sold ..................................        1,278,757        $ 15,381,744
 Shares issued in reinvestment of distributions           13,540             163,044
 Shares redeemed ..............................          (34,629)           (418,202)
                                                       -----------------------------
Net increase ..................................        1,257,668        $ 15,126,586
                                                       =============================
Year ended February 28, 2001
 Shares sold ..................................          524,141        $  6,210,205
 Shares issued in reinvestment of distributions            3,528              41,646
 Shares redeemed ..............................           (9,186)           (108,941)
                                                       -----------------------------
Net increase ..................................          518,483        $  6,142,910
                                                       =============================
CLASS C SHARES:
Six months ended August 31, 2001
 Shares sold ..................................        1,127,018        $ 13,596,738
 Shares issued in reinvestment of distributions           72,506             874,964
 Shares redeemed ..............................         (411,012)         (4,954,409)
                                                       -----------------------------
Net increase ..................................          788,512        $  9,517,293
                                                       =============================
Year ended February 28, 2001
 Shares sold ..................................        1,163,676        $ 13,782,001
 Shares issued in reinvestment of distributions          125,690           1,468,509
 Shares redeemed ..............................       (1,134,535)        (13,176,773)
                                                       -----------------------------
Net increase ..................................          154,831        $  2,073,737
                                                       =============================


                                                       FRANKLIN MASSACHUSETTS INSURED          FRANKLIN MICHIGAN INSURED
                                                            TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------------
CLASS A SHARES:                                         SHARES            AMOUNT                 SHARES         AMOUNT
                                                      ------------------------------------------------------------------
Six months ended August 31, 2001
 Shares sold .....................................     3,665,891       $ 42,305,330            8,033,609    $ 97,293,105
 Shares issued in reinvestment of distributions ..       352,784          4,067,295            1,160,467      14,057,365
 Shares redeemed .................................    (1,744,934)       (20,055,827)          (4,293,862)    (52,031,484)
                                                      ------------------------------------------------------------------
Net increase .....................................     2,273,741       $ 26,316,798            4,900,214    $ 59,318,986
                                                      ==================================================================
Year ended February 28, 2001
 Shares sold .....................................     2,507,175       $ 28,085,379            5,928,104     $69,912,103
 Shares issued in reinvestment of distributions ..       686,324          7,635,474            2,342,227      27,438,964
 Shares redeemed .................................    (3,317,090)       (36,625,613)         (11,487,789)   (134,051,018)
                                                      ------------------------------------------------------------------
Net decrease .....................................      (123,591)      $   (904,760)          (3,217,458)   $(36,699,951)
                                                      ==================================================================
CLASS B SHARES:
Six months ended August 31, 2001
 Shares sold .....................................                                             1,082,594    $ 13,151,239
 Shares issued in reinvestment of distributions ..                                                15,894         193,318
 Shares redeemed .................................                                               (14,406)       (174,918)
                                                                                             ---------------------------
Net increase .....................................                                             1,084,082    $ 13,169,639
                                                                                             ===========================
Year ended February 28, 2001
 Shares sold .....................................                                               633,064    $  7,497,511
 Shares issued in reinvestment of distributions ..                                                 6,012          71,652
 Shares redeemed .................................                                               (13,826)       (160,062)
                                                                                             ---------------------------
Net increase .....................................                                               625,250    $  7,409,101
                                                                                             ===========================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                        FRANKLIN MASSACHUSETTS INSURED        FRANKLIN MICHIGAN INSURED
                                                             TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                        ----------------------------------------------------------------
CLASS C SHARES:                                          SHARES             AMOUNT                SHARES       AMOUNT
                                                        ----------------------------------------------------------------
Six months ended August 31, 2001
 Shares sold .....................................       376,889       $  4,372,683            1,115,632     $13,618,328
 Shares issued in reinvestment of distributions ..        36,162            419,158               67,832         827,774
 Shares redeemed .................................      (396,184)        (4,581,088)            (330,723)     (4,036,859)
                                                        ----------------------------------------------------------------
Net increase .....................................        16,867       $    210,753              852,741     $10,409,243
                                                        ================================================================
Year ended February 28, 2001
 Shares sold .....................................       428,505       $  4,808,613              875,356     $10,418,338
 Shares issued in reinvestment of distributions ..        74,932            838,012              121,327       1,431,944
 Shares redeemed .................................      (578,232)        (6,453,734)            (872,402)    (10,229,025)
                                                        ----------------------------------------------------------------
Net increase (decrease) ..........................       (74,795)      $   (807,109)             124,281     $ 1,621,257
                                                        ================================================================

                                                        FRANKLIN MINNESOTA INSURED               FRANKLIN OHIO INSURED
                                                           TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------------
CLASS A SHARES:                                         SHARES             AMOUNT                 SHARES       AMOUNT
                                                      ------------------------------------------------------------------
Six months ended August 31, 2001
 Shares sold .....................................     2,780,760       $ 33,072,593            3,538,321    $ 43,237,614
 Shares issued in reinvestment of distributions ..       519,532          6,191,804              724,593       8,854,556
 Shares redeemed .................................    (2,073,988)       (24,673,827)          (2,486,274)    (30,371,644)
                                                      ------------------------------------------------------------------
Net increase .....................................     1,226,304       $ 14,590,570            1,776,640    $ 21,720,526
                                                      ==================================================================
Year ended February 28, 2001
 Shares sold .....................................     2,452,226       $ 28,465,039            3,974,378    $ 47,372,116
 Shares issued in reinvestment of distributions ..     1,073,063         12,334,571            1,482,671      17,592,772
 Shares redeemed .................................    (4,898,395)       (56,105,729)          (8,023,102)    (94,804,701)
                                                      ------------------------------------------------------------------
Net decrease .....................................    (1,373,106)      $(15,306,119)          (2,566,053)   $(29,839,813)
                                                      ==================================================================
CLASS B SHARES:
Six months ended August 31, 2001
 Shares sold .....................................                                               477,373    $  5,843,993
 Shares issued in reinvestment of distributions ..                                                 7,194          88,209
 Shares redeemed .................................                                                (3,391)        (41,695)
                                                                                              --------------------------
Net increase .....................................                                               481,176    $  5,890,507
                                                                                              ==========================
Year ended February 28, 2001
 Shares sold .....................................                                               288,351    $  3,449,200
 Shares issued in reinvestment of distributions ..                                                 3,437          41,317
                                                                                              --------------------------
Net increase .....................................                                               291,788    $  3,490,517
                                                                                              ==========================
CLASS C SHARES:
Six months ended August 31, 2001
 Shares sold .....................................       495,556       $  5,932,163              763,329    $  9,393,744
 Shares issued in reinvestment of distributions ..        34,836            417,395               50,498         620,748
 Shares redeemed .................................      (112,077)        (1,340,767)            (253,769)     (3,116,714)
                                                      ------------------------------------------------------------------
Net increase .....................................       418,315       $  5,008,791              560,058    $  6,897,778
                                                      ==================================================================
Year ended February 28, 2001

 Shares sold .....................................       377,632       $  4,380,966              525,831    $  6,315,062
 Shares issued in reinvestment of distributions ..        63,645            735,338              103,662       1,236,128
 Shares redeemed .................................      (323,446)        (3,702,508)            (671,869)     (8,000,130)
                                                      ------------------------------------------------------------------
Net increase (decrease) ..........................       117,831       $  1,413,796              (42,376)   $   (448,940)
                                                      ==================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

      ANNUALIZED FEE RATE  MONTH-END NET ASSETS
      -------------------------------------------------------------------------
             .625%         First $100 million
             .500%         Over $100 million, up to and including $250 million
             .450%         In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                FRANKLIN                          FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                 FLORIDA         FRANKLIN       MASSACHUSETTS       MICHIGAN          MINNESOTA        OHIO INSURED
                            INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE     TAX-FREE
                               INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
                            ------------------------------------------------------------------------------------------------------
Net commissions paid ....        $20,535          $630,150          $82,676          $702,018          $95,688          $247,704
Contingent deferred
   sales charges ........        $    --          $ 18,515          $ 5,348          $ 38,286          $ 2,001          $  4,268


The Funds paid transfer agent fees of $1,149,777 of which $872,562 was paid to Investor Services.


4. INCOME TAXES

At February 28, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                FRANKLIN                          FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                 FLORIDA         FRANKLIN       MASSACHUSETTS       MICHIGAN          MINNESOTA        OHIO INSURED
                            INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE     TAX-FREE
                               INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
                            ------------------------------------------------------------------------------------------------------
Capital loss carryovers
  expiring in:
2003 ...................     $1,100,392         $     --          $       --      $       --        $       --       $       --
2005 ...................        167,156               --                  --              --                --               --
2007 ...................            --                --                  --            104,203             --               --
2008 ...................        497,948           3,533,187           1,247,097          68,409         1,391,185        1,196,416
2009 ...................        546,752           1,525,660             608,972       1,526,548         2,286,638        1,741,823
                            ------------------------------------------------------------------------------------------------------
                             $2,312,248         $ 5,058,847       $   1,856,069   $   1,699,160      $  3,677,823    $   2,938,239
                            ======================================================================================================

At February 28, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending February 28, 2002.


    FRANKLIN                           FRANKLIN                           FRANKLIN                         FRANKLIN
FLORIDA INSURED                    MICHIGAN INSURED                   MINNESOTA INSURED                  OHIO INSURED
TAX-FREE INCOME FUND             TAX-FREE INCOME FUND               TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
-------------------------------------------------------------------------------------------------------------------------
   $151,366                            $182,793                           $889,576                         $627,796

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts.

At August 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                FRANKLIN                          FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                 FLORIDA         FRANKLIN       MASSACHUSETTS       MICHIGAN          MINNESOTA        OHIO INSURED
                            INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE     TAX-FREE
                               INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
                            ------------------------------------------------------------------------------------------------------
Investments at cost .......  $113,132,640      $1,520,823,764   $360,453,826       $1,149,479,955   $488,277,799       $737,021,244
                             ------------------------------------------------------------------------------------------------------
Unrealized appreciation ...  $  8,475,442      $   96,356,493   $ 23,817,638       $   87,694,039   $ 26,423,370       $ 47,730,650
Unrealized depreciation ...          --               (38,482)         --                   --           (18,229)              (571)
                             ------------------------------------------------------------------------------------------------------
Net unrealized appreciation  $  8,475,442      $   96,318,011   $ 23,817,638       $   87,694,039   $ 26,405,141       $ 47,730,079
                             ======================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2001 were as follows:

                                FRANKLIN                          FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                 FLORIDA         FRANKLIN       MASSACHUSETTS       MICHIGAN          MINNESOTA        OHIO INSURED
                            INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE     TAX-FREE
                               INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
                            ------------------------------------------------------------------------------------------------------
Purchases ..............     $24,622,270        $119,660,838     $29,392,940       $126,130,169      $25,756,605       $65,801,982
Sales ..................     $21,339,458        $ 58,130,066     $ 9,993,906       $ 31,572,161      $14,762,627       $31,188,871

6. MERGER

On March 8, 2001, the Franklin Arizona Tax-Free Income Fund acquired the net assets of Franklin Arizona Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Arizona Insured Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 6,843,792 Class A shares of the Franklin Arizona Tax-Free Income Fund (valued at $10.85) for the net assets of the Franklin Arizona Insured Tax-Free Income Fund which aggregated $74,255,143, including $3,467,723 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Arizona Tax-Free Income Fund immediately after the merger were $880,243,633.

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
                       This page intentionally left blank.

SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the six months ended August 31, 2001.

During the six months under review, the U.S. economy continued its slowing trend, as gross domestic product grew at a 0.3% annualized rate during second quarter 2001, the slowest rate in eight years. This sharply diminished growth rate resulted largely from significant corporate spending cuts, rising unemployment and slowing consumer spending. At the beginning of 2001, the Federal Reserve Board (the Fed) began an aggressive series of interest rate cuts, seeking to lower borrowing costs and stimulate growth. The federal funds target rate dropped from 5.50% on February 28, 2001, to 3.50% six months later, and Fed chairman Alan Greenspan indicated the Fed is prepared to cut short-term rates further to prevent the U.S. from entering a recession.

U.S. securities markets experienced mixed results in response to the Fed's actions during the period. Domestic equities continued to be volatile and generally fell for the six months under review. The municipal fixed income market generally fared better, as investors sought refuge from the volatile stock market. Other long-term fixed income asset classes, however, fell in value, and the spread between short- and long-term interest rates generally widened. During the six months under review, the yield on the 30-year Treasury bond increased from 5.31% at the beginning of the period to 5.37% at the end, while the 2-year Treasury note's yield declined from 4.39% to 3.63% during the same period. Short-term interest rates fell and long-term rates increased due to the Fed's actions and investors' concerns about the future of the economy. This increasing difference in yields between short-term and long-term Treasury securities resulted in the steepest yield curve seen since 1992.


CONTENTS

Shareholder Letter .....................................................       1

Special Feature:
Making Sense of Dividends ..............................................       4

Fund Reports

  Franklin Alabama
  Tax-Free Income Fund .................................................       8

  Franklin Florida
  Tax-Free Income Fund .................................................      12

  Franklin Georgia
  Tax-Free Income Fund .................................................      18

  Franklin Kentucky
  Tax-Free Income Fund .................................................      23

  Franklin Louisiana
  Tax-Free Income Fund .................................................      27

  Franklin Maryland
  Tax-Free Income Fund .................................................      32

  Franklin Missouri
  Tax-Free Income Fund .................................................      36

  Franklin North Carolina
  Tax-Free Income Fund .................................................      41

  Franklin Texas
  Tax-Free Income Fund .................................................      45

  Franklin Virginia
  Tax-Free Income Fund .................................................      50

Municipal Bond Ratings .................................................      54

Financial Highlights &
Statements of Investments ..............................................      56

Financial Statements ...................................................     104

Notes to Financial Statements ..........................................     115


FUND CATEGORY
[PYRAMID GRAPHIC]

--------------------------------------------------------------------------------
WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.
--------------------------------------------------------------------------------

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


During the six-month reporting period, the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropped from a yield of 5.40% at the beginning of the period to 5.12% at the end, producing a price-only return of 3.42% for the six-month period.(1) Municipal bonds achieved these results despite widening Treasury yield spreads and new issuance supply that was up significantly for the six months under review, as municipal bonds benefited from robust retail demand and increased institutional demand.

Looking forward, we view the municipal bond market favorably over the long term. Although we experienced a U.S. economic slowdown during the past two quarters, state and local government finances were very strong through 2000, allowing them greater financial flexibility in times of slower growth. The recent terrorist attacks in New York and Washington, D.C., created significant stock market volatility, at least for the short term. In addition, we believe the risk of recession has increased because of these events' potential negative impact on consumer confidence, equity markets and energy prices. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.


1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust



/s/ Sheila Amoroso

Sheila Amoroso



/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

Q&A


SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

    As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

                       NOT PART OF THE SHAREHOLDER REPORT

    Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

    Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.


Q.  WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

    Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

    Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.

Q.  WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk.


                       NOT PART OF THE SHAREHOLDER REPORT

    However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

    Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.

    Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5 3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.


    MONTHLY YIELDS OF BOND BUYER 40


                                  [LINE GRAPH]

          Date                        Bond Buyer 40 Yields
         Jan 85                              10.35%
         Feb 85                              10.20%
         Mar 85                              10.01%
         Apr 85                               9.50%
         May 85                               9.43%
         Jun 85                               9.40%
         Jul 85                               9.45%
         Aug 85                               9.80%
         Sep 85                               9.49%
         Oct 85                               9.24%
         Nov 85                               8.92%
         Dec 85                               8.48%
         Jan 86                               8.04%
         Feb 86                               7.82%
         Mar 86                               7.92%
         Apr 86                               8.14%
         May 86                               7.90%
         Jun 86                               7.96%
         Jul 86                               7.88%
         Aug 86                               7.41%
         Sep 86                               7.56%
         Oct 86                               7.36%
         Nov 86                               7.19%
         Dec 86                               7.18%
         Jan 87                               7.11%
         Feb 87                               7.05%
         Mar 87                               7.18%
         Apr 87                               8.10%
         May 87                               8.29%
         Jun 87                               8.19%
         Jul 87                               8.17%
         Aug 87                               8.16%
         Sep 87                               8.87%
         Oct 87                               8.72%
         Nov 87                               8.62%
         Dec 87                               8.40%
         Jan 88                               7.97%
         Feb 88                               7.85%
         Mar 88                               8.17%
         Apr 88                               8.17%
         May 88                               8.20%
         Jun 88                               8.04%
         Jul 88                               8.05%
         Aug 88                               8.11%
         Sep 88                               7.89%
         Oct 88                               7.73%
         Nov 88                               7.90%
         Dec 88                               7.74%
         Jan 89                               7.66%
         Feb 89                               7.73%
         Mar 89                               7.79%
         Apr 89                               7.58%
         May 89                               7.46%
         Jun 89                               7.29%
         Jul 89                               7.16%
         Aug 89                               7.36%
         Sep 89                               7.47%
         Oct 89                               7.38%
         Nov 89                               7.24%
         Dec 89                               7.25%
         Jan 90                               7.45%
         Feb 90                               7.40%
         Mar 90                               7.52%
         Apr 90                               7.74%
         May 90                               7.53%
         Jun 90                               7.50%
         Jul 90                               7.35%
         Aug 90                               7.64%
         Sep 90                               7.79%
         Oct 90                               7.71%
         Nov 90                               7.47%
         Dec 90                               7.47%
         Jan 91                               7.39%
         Feb 91                               7.36%
         Mar 91                               7.34%
         Apr 91                               7.26%
         May 91                               7.21%
         Jun 91                               7.21%
         Jul 91                               7.11%
         Aug 91                               6.97%
         Sep 91                               6.89%
         Oct 91                               6.85%
         Nov 91                               6.90%
         Dec 91                               6.66%
         Jan 92                               6.72%
         Feb 92                               6.76%
         Mar 92                               6.76%
         Apr 92                               6.74%
         May 92                               6.63%
         Jun 92                               6.49%
         Jul 92                               6.19%
         Aug 92                               6.35%
         Sep 92                               6.39%
         Oct 92                               6.68%
         Nov 92                               6.42%
         Dec 92                               6.39%
         Jan 93                               6.31%
         Feb 93                               6.01%
         Mar 93                               6.04%
         Apr 93                               5.96%
         May 93                               5.89%
         Jun 93                               5.76%
         Jul 93                               5.78%
         Aug 93                               5.60%
         Sep 93                               5.47%
         Oct 93                               5.48%
         Nov 93                               5.65%
         Dec 93                               5.52%
         Jan 94                               5.45%
         Feb 94                               5.77%
         Mar 94                               6.36%
         Apr 94                               6.37%
         May 94                               6.40%
         Jun 94                               6.47%
         Jul 94                               6.33%
         Aug 94                               6.36%
         Sep 94                               6.58%
         Oct 94                               6.85%
         Nov 94                               7.16%
         Dec 94                               6.92%
         Jan 95                               6.66%
         Feb 95                               6.42%
         Mar 95                               6.37%
         Apr 95                               6.35%
         May 95                               6.10%
         Jun 95                               6.28%
         Jul 95                               6.19%
         Aug 95                               6.11%
         Sep 95                               6.07%
         Oct 95                               5.91%
         Nov 95                               5.74%
         Dec 95                               5.56%
         Jan 96                               5.57%
         Feb 96                               5.71%
         Mar 96                               5.96%
         Apr 96                               6.05%
         May 96                               6.09%
         Jun 96                               6.01%
         Jul 96                               5.98%
         Aug 96                               6.02%
         Sep 96                               5.89%
         Oct 96                               5.83%
         Nov 96                               5.66%
         Dec 96                               5.72%
         Jan 97                               5.82%
         Feb 97                               5.76%
         Mar 97                               5.95%
         Apr 97                               5.89%
         May 97                               5.74%
         Jun 97                               5.69%
         Jul 97                               5.40%
         Aug 97                               5.55%
         Sep 97                               5.47%
         Oct 97                               5.40%
         Nov 97                               5.36%
         Dec 97                               5.25%
         Jan 98                               5.19%
         Feb 98                               5.24%
         Mar 98                               5.27%
         Apr 98                               5.39%
         May 98                               5.22%
         Jun 98                               5.22%
         Jul 98                               5.26%
         Aug 98                               5.11%
         Sep 98                               4.99%
         Oct 98                               5.13%
         Nov 98                               5.10%
         Dec 98                               5.16%
         Jan 99                               5.09%
         Feb 99                               5.17%
         Mar 99                               5.23%
         Apr 99                               5.28%
         May 99                               5.37%
         Jun 99                               5.53%
         Jul 99                               5.59%
         Aug 99                               5.78%
         Sep 99                               5.89%
         Oct 99                               6.08%
         Nov 99                               6.12%
         Dec 99                               6.22%
         Jan 00                               6.31%
         Feb 00                               6.17%
         Mar 00                               5.94%
         Apr 00                               6.00%
         May 00                               6.13%
         Jun 00                               5.91%
         Jul 00                               5.79%
         Aug 00                               5.72%
         Sep 00                               5.82%
         Oct 00                               5.74%
         Nov 00                               5.75%
         Dec 00                               5.47%
         Jan 01                               5.45%
         Feb 01                               5.40%
         Mar 01                               5.30%
         Apr 01                               5.49%
         May 01                               5.42%
        June 01                               5.38%
         Jul 01                               5.25%
         Aug 01                               5.12%

Source: S&P Micropal (Bond Buyer 40, as of 8/31/01)
One cannot invest in an index; indexes are unmanaged.


                       NOT PART OF THE SHAREHOLDER REPORT

    Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.  WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

    While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

    In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.


                                                       [FRANKLIN TEMPLETON LOGO]

                                                                DIVQ INS 10/2001


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN ALABAMA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                                                                        66.5%
AA                                                                          2.9%
A                                                                           8.5%
BBB                                                                        20.4%
Below Investment Grade                                                      1.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[ALABAMA STATE MAP]

Alabama's economic base continued to expand and diversify as the state's proactive economic development policies fueled industrial growth, offsetting losses in Alabama's traditional manufacturing industries. Consequently, Alabama's 2000 per-capita personal income growth outpaced the nation's, although it is still just 83% of the national average.(2)

The state's employment levels grew modestly, with the services and trade sectors supplying roughly 75% of net job growth. Although services, which provided roughly 24% of jobs, outranked manufacturing, the state's manufacturing sector remained vital to its economy. Manufacturing represented 18.3% of total employment compared with the 13.0% national average.(2) Alabama's automobile manufacturing industry was bolstered by the opening of several factories, most notably Mercedes-Benz and Honda, which provided stability and contributed additional growth. However, the performance of the state's other manufacturing industries, including apparel, textiles and food production, was unimpressive. Overall unemployment at period-end was 4.7%, slightly below the 4.9% national average.(3)

Economic growth resulted in general fund revenue growth averaging more than 4% annually over the past five years, which consistently outpaced state estimates. In addition, as part of the $206 billion tobacco settlement master agreement between four major tobacco companies and 46 states and five U.S. territories, Alabama is projected


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.  Source: Standard & Poor's, RatingsDirect, 5/9/01.

3.  Source: Bureau of Labor Statistics, 9/21/01 and 9/18/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 57.

to receive $3.17 billion over the next 25 years. Annual payments range from $103 million to $135 million.(4)

Throughout the 1990s, Alabama's debt ratios improved considerably. In 2001, the state's debt ratios remained fairly stable, with net tax-supported debt as a percentage of personal income declining slightly to 2.2%, and debt per capita rising to $506, compared with the national medians of 2.2% and $540.(4,5)

Looking forward, Alabama is expected to continue experiencing moderate economic diversification. Revenue growth is also likely to be moderate with manufacturing sector job losses continuing to temper the state's employment growth. The near-term credit outlook for Alabama's general obligation (GO) bonds is stable, reflecting the state's conservative fiscal and debt management policies, which should enable it to maintain balanced fiscal operations and adequate reserve levels. Moody's Investors Service, an independent credit rating agency, retained the state's solid Aa3 general obligation rating.(4) A moderate yet increasing debt load, along with an expanding and diversifying base should enable the state's municipal obligations to perform well in the future.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Alabama Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.08 on February 28, 2001, to $11.33 on August 31, 2001.

During the reporting period, Alabama's low municipal bond supply levels resulted in light municipal bond market activity. The state's new bond issuance year-to-date through August 31, 2001, was relatively low at only $1.7 billion.(6) Overall Fund activity was light as well. We focused primarily on investing new cash inflows and proceeds from called bonds into the portfolio. Purchases included Madison GO warrants, Muscle Shoals GO warrants and Mobile County Board School Commissioners GO.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 11 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.80%, based on an annualization of the current 4.73 cent ($0.0473) per share dividend and the maximum offering price


4. Source: Moody's Investors Service, Alabama (State of), 5/29/01. This does not indicate Moody's rating of the Fund.

5.  Source: Moody's Investors Service, Ohio (State of), 8/3/01.

6.  Source: The Bond Buyer, 9/4/01.


PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                  24.2%

General Obligation                                                      21.2%

Utilities                                                               20.2%

Corporate-Backed                                                        17.0%

Housing                                                                  4.5%

Transportation                                                           3.6%

Higher Education                                                         3.6%

Prerefunded                                                              2.5%

Tax-Supported                                                            1.8%

Subject to Government Appropriations                                     1.4%

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/01 - 8/31/01

                                                        DIVIDEND PER SHARE
                                                  ------------------------------
MONTH                                               CLASS A            CLASS C
--------------------------------------------------------------------------------
March                                              4.75 cents         4.22 cents
April                                              4.75 cents         4.22 cents
May                                                4.75 cents         4.22 cents
June                                               4.73 cents         4.24 cents
July                                               4.73 cents         4.24 cents
August                                             4.73 cents         4.24 cents
--------------------------------------------------------------------------------
TOTAL                                             28.44 CENTS        25.38 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


of $11.83 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Alabama state personal income tax bracket of 42.15% would need to earn 8.30% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Alabama Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ALABAMA
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE      8/31/01      2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.25      $11.33       $11.08
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                                $0.2844

CLASS C                                        CHANGE      8/31/01      2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.26      $11.40       $11.14
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                                $0.2538

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                     6-MONTH   1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.95%   +8.54%   +30.57%   +85.64%
Average Annual Total Return(2)                 +0.51%   +3.91%    +4.57%    +5.92%
Avg. Ann. Total Return (9/30/01)(3)                     +4.31%    +4.21%    +5.72%
Distribution Rate(4)                  4.80%
Taxable Equivalent Distribution
  Rate(5)                             8.30%
30-Day Standardized Yield(6)          4.24%
Taxable Equivalent Yield(5)           7.33%


                                                                       INCEPTION
CLASS C                                   6-MONTH   1-YEAR   5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +4.72%   +8.00%   +27.11%    +38.32%
Average Annual Total Return(2)               +2.71%   +5.94%    +4.70%     +5.09%
Avg. Ann. Total Return (9/30/01)(3)                   +6.30%    +4.36%     +4.95%
Distribution Rate(4)                4.39%
Taxable Equivalent Distribution
  Rate(5)                           7.59%
30-Day Standardized Yield(6)        3.86%
Taxable Equivalent Yield(5)         6.67%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Alabama state personal income tax bracket of 42.15%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                                                                        67.9%
AA                                                                          8.9%
A                                                                          14.2%
BBB                                                                         9.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from regular federal tax through a portfolio consisting primarily of Florida municipal bonds.(1) In addition, the Fund's shares are free from Florida's annual intangibles tax.
--------------------------------------------------------------------------------


STATE UPDATE

[FLORIDA STATE MAP]

Florida's economic expansion continued to be strong and consistent, driven by its location, climate, natural resources and favorable tax environment. The state's population, employment and income experienced steady growth. Although Florida's population grew at a faster rate than that of the nation, its unemployment rate fell to a 25-year low and income levels were consistently in line with national averages.(2,3) At period-end, the state's unemployment rate was 4.2%, compared with the 4.9% national average.(4)

Over the past decade, Florida's economy shifted away from manufacturing toward services due to tourism industry and business services sector growth. Growth in the services sector overall, and in business services specifically, was more pronounced in the state than nationally. On the other hand, health services, another major employment sector, showed a decreasing trend despite Florida's growing senior population.

The state's large senior citizen population, which receives most of its income from pensions, investments and social security payments rather than salaries and wages, provides Florida with a steadier income per capita than many states. Salaries and wages may be affected by economic fluctuations.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.  Source: Moody's Investors Service, Florida (State of), 7/01.

3. Source: Standard & Poor's, RatingsDirect, 8/14/01. This does not indicate Standard & Poor's rating of the Fund.

4.  Source: Bureau of Labor Statistics, 9/21/01 and 9/18/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 62.

Florida's finances have been strong over the past several years, yielding large operating surpluses. The state does not collect personal income taxes, but its other revenue sources, primarily sales taxes, have seen consistent growth. Although Florida increased the intangibles tax exemptions it allows, the state did not eliminate the tax. Florida's constitutional budget stabilization reserve has been fully funded at 5% of revenues since fiscal year 1999. A consistently maintained working capital reserve provides the state with additional stability and flexibility. Although slightly diminished in fiscal year 2001, combined reserves are projected to remain above 6% of general fund revenues.(3)

Although Florida's economy grew rapidly in recent years, its debt levels grew at an even faster rate. During the period, the state's debt as a percentage of personal income rose from 2.3% to 3.2%, ranking 13th among the states, and debt per capita increased from $435 to $883, ranking 11th.(2)

Looking forward, Florida should continue to experience solid economic growth due to its strong competitive position in the Southeast region. Standard & Poor's, an independent credit rating agency, maintained Florida's AA+ general obligation credit rating.(3) Despite rising expenditure pressures, the state's stable revenue forecast, combined with record reserve levels, should help sustain Florida's favorable credit outlook.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Florida Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.54 on February 28, 2001, to $11.80 on August 31, 2001.

Florida's new bond issuance year-to-date through August 31, 2001, was nearly $9.9 billion, a 32.4% increase compared with the same period in 2000.(5) During the reporting period, we booked tax losses, which can be carried forward to offset future capital gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders'


5.   Source: The Bond Buyer, 9/4/01.


PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                  18.0%

Utilities                                                               17.5%

Prerefunded                                                             16.4%

Transportation                                                          13.6%

Tax-Supported                                                            9.0%

Housing                                                                  8.5%

Subject to Government Appropriations                                     5.6%

Other Revenue                                                            5.1%

General Obligation                                                       3.6%

Higher Education                                                         2.4%

Corporate-Backed                                                         0.3%

future tax liabilities. We sold Polk County School COP, Hillsborough County Utilities Revenue, Florida State Department of Transportation GO and Capital Projects Finance Authority Student Housing Revenue bonds.

We maintained the portfolio's high quality during the six-month reporting period, and on August 31, 2001, 76.8% of the Fund's total long-term investments were rated AA or higher, an increase from 74.5% on February 28, 2001. We also bought issues in a number of different sectors, preserving broad portfolio diversification. In addition, we increased our general obligation holdings. Purchases during the period included Hillsborough County School Board COP, Miami-Dade County HFA - Cedar Grove Apartments, Pinellas County Health Facilities Authority - Baycare Health System Revenue, Highlands County Health Facilities Authority - Adventist Health Systems Revenue and Brevard County Health Facilities Authority Health Care Facilities - Health First Revenue bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.84%, based on an annualization of the current 4.97 cent ($0.0497) per share dividend and the maximum offering price of $12.32 on August 31, 2001. This tax-free rate is generally higher than the after- tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 39.1% would need to earn 7.95% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

DIVIDEND DISTRIBUTIONS*

Franklin Florida Tax-Free Income Fund
3/1/01 - 8/31/01

                                                 DIVIDEND PER SHARE
                                   ---------------------------------------------
MONTH                                CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
March                               5.05 cents       4.46 cents       4.50 cents
April                               5.05 cents       4.46 cents       4.50 cents
May                                 5.05 cents       4.46 cents       4.50 cents
June                                5.00 cents       4.50 cents       4.47 cents
July                                5.00 cents       4.50 cents       4.47 cents
August                              5.00 cents       4.50 cents       4.47 cents
--------------------------------------------------------------------------------
TOTAL                              30.15 CENTS      26.88 CENTS      26.91 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Florida Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE       8/31/01     2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.26       $11.80      $11.54
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                                 $0.3015

CLASS B                                         CHANGE       8/31/01     2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.27       $11.85      $11.58
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                                 $0.2688

CLASS C                                         CHANGE       8/31/01     2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.26       $11.91      $11.65
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                                 $0.2691


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A                                        6-MONTH   1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      +4.99%   +10.22%   +35.37%   +92.89%
Average Annual Total Return(2)                  +0.55%    +5.54%    +5.32%    +6.33%
Avg. Ann. Total Return (9/30/01)(3)                       +5.70%    +4.98%    +6.15%
Distribution Rate(4)                  4.84%
Taxable Equivalent Distribution
 Rate(5)                              7.95%
30-Day Standardized Yield(6)          4.10%
Taxable Equivalent Yield(5)           6.73%


                                                                       INCEPTION
CLASS B                                          6-MONTH    1-YEAR     (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.76%    +9.77%     +17.98%
Average Annual Total Return(2)                    +0.76%    +5.77%      +8.61%
Avg. Ann. Total Return (9/30/01)(3)                         +5.97%      +7.95%

Distribution Rate(4)                     4.50%
Taxable Equivalent Distribution Rate(5)  7.39%
30-Day Standardized Yield(6)             3.80%
Taxable Equivalent Yield(5)              6.24%


                                                                       INCEPTION
CLASS C                                 6-MONTH   1-YEAR    5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +4.65%   +9.62%    +31.95%    +43.15%
Average Annual Total Return(2)           +2.59%   +7.58%     +5.48%     +5.66%
Avg. Ann. Total Return (9/30/01)(3)               +7.77%     +5.12%     +5.54%

Distribution Rate(4)                     4.43%
Taxable Equivalent Distribution Rate(5)  7.27%
30-Day Standardized Yield(6)             3.70%
Taxable Equivalent Yield(5)              6.08%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal personal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                                                                        58.0%
AA                                                                         20.7%
A                                                                          11.0%
BBB                                                                        10.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[GEORGIA STATE MAP]

Georgia's sustained economic expansion and continued financial health has been driven primarily by significant job creation, a low average cost of living and extensive transportation infrastructure. Fiscal years 1995-2000 each closed with general fund operating surpluses, and as of June 30, 2001, total reserves steadily increased to about $1.8 billion, or 9.6% of expenditures, providing substantial financial flexibility and cushion. The state's relatively low overall debt level has fallen slightly from fiscal year 2000 levels, to $718 per capita and 2.6% of personal income for the first half of fiscal year 2001.(2)

Georgia's strong tax revenue growth was fueled in part by a 3% increase in 2000 employment, easily outpacing the national average for the sixth straight year. However, by May 2001 the manufacturing sector shed 15,000 jobs and the state's unemployment rate edged up to 3.7% from 3.3% just five months earlier. Although Georgia tracked overall U.S. job market declines amid widespread economic deceleration, its unemployment rate remained well below the 4.9% national average. The fast-growing services sector was once again a trendsetter, adding 30,000 jobs over the 12-month period ended June 30, 2001, and offsetting manufacturing job losses.(3) Transportation, business, health and other service industries are expected to be the primary contributors to job growth in and around Atlanta in the coming months, while manufacturing will still predominate in most other Georgia cities.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, 7/9/01. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Moody's Investors Service, 7/9/01. This does not indicate Moody's rating of the Fund. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 70.

Looking ahead, Georgia is likely to remain a significant engine of economic growth in the Southeast region, although at a slower pace than during the 1990s. Even as the easy times seem to be over for now, the outlook for the Peach State's general obligations is stable. Its steady economic and employment growth trends are expected to continue outpacing the nation's over the next few years. Strong revenue growth and stable finances should enable it to meet the needs of a growing population while retaining conservatism in budgeting, and the state's ample reserves are expected to remain fully funded. In light of its economic strength, Georgia received the highest ratings, AAA and Aaa, by Standard & Poor's and Moody's, two independent credit rating agencies.(2),(3)

PORTFOLIO NOTES

During the period, municipal bond prices generally increased as interest rates fell. Franklin Georgia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.73 on February 28, 2001, to $11.98 on August 31, 2001. We sought to keep the Fund as fully invested as possible. The combination of a declining interest rate environment and some significant holdings being called made it crucial that we invest the called bond proceeds as best and quickly as possible. Georgia's municipal bond issuance was approximately $1.9 billion during the first eight months of 2001, a 53.7% drop from the same period in 2000.(4) With a relatively light supply of new issues during the reporting period, the task of finding worthy investments was challenging. Fortunately, the Fund's size and leverage in the Georgia municipal bond market enabled us to get the first look at new offerings in both the primary and secondary markets.

The Fund was subject to calls as municipal bond issuers took advantage of the declining interest rate environment to exercise call options on their outstanding bonds. We invested the call proceeds in bonds with at least 10-year call protection to protect the Fund's long-term income stream. We found value in insured, AAA-rated securities. As a result of recent investments, 58% of the portfolio's total long-term investments were rated AAA as of August 31, 2001.


4.  Source: The Bond Buyer, 9/4/01.


PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                               18.6%

Housing                                                                 14.1%

Hospital & Health Care                                                  14.0%

Higher Education                                                        13.9%

Prerefunded                                                             10.0%

General Obligation                                                       8.9%

Corporate-Backed                                                         7.2%

Transportation                                                           6.4%

Other Revenue                                                            3.2%

Tax-Supported                                                            2.8%

Subject to Government Appropriations                                     0.9%

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/01 - 8/31/01

                                                        DIVIDEND PER SHARE
                                                  ------------------------------
MONTH                                               CLASS A            CLASS C
--------------------------------------------------------------------------------
March                                              4.83 cents         4.25 cents
April                                              4.83 cents         4.25 cents
May                                                4.83 cents         4.25 cents
June                                               4.83 cents         4.30 cents
July                                               4.83 cents         4.30 cents
August                                             4.83 cents         4.30 cents
--------------------------------------------------------------------------------
TOTAL                                             28.98 CENTS        25.65 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Purchases during the reporting period included Ware County Hospital Authority, Atlanta Water & Sewer, Fayette County Public Facility Authority for the Criminal Justice Center and Fulton County Development Authority for the Georgia Tech Foundation revenue bonds. Some bonds we sold during the period were Fulco Hospital Authority for Catholic Health East, Camden County Joint Development Authority for Union Carbide and Fulton County Development Authority Special Facilities for Delta Airlines Revenue. Going forward, we will continue to actively manage the Fund's call exposure as we seek to maintain a competitive distribution yield for our shareholders.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary on page 22 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.59%, based on an annualization of the current 4.78 cent ($0.0478) per share dividend and the maximum offering price of $12.51 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Georgia state income tax bracket of 42.75% would need to earn 8.02% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Georgia Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GEORGIA
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE        8/31/01         2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.25         $11.98          $11.73
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                          $0.2898

CLASS C                                   CHANGE        8/31/01         2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.25         $12.06          $11.81
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                          $0.2565


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                   6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +4.73%    +9.77%    +33.60%   +88.25%
Average Annual Total Return(2)             +0.28%    +5.09%     +5.04%    +6.07%
Avg. Ann. Total Return (9/30/01)(3)                  +5.14%     +4.64%    +5.84%

Distribution Rate(4)                                                       4.59%
Taxable Equivalent Distribution Rate(5)                                    8.02%
30-Day Standardized Yield(6)                                               3.97%
Taxable Equivalent Yield(5)                                                6.93%

                                                                       INCEPTION
CLASS C                                  6-MONTH    1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +4.40%    +9.19%    +30.04%    +40.73%
Average Annual Total Return(2)            +2.36%    +7.08%     +5.18%     +5.37%
Avg. Ann. Total Return (9/30/01)(3)                 +7.07%     +4.76%     +5.17%

Distribution Rate(4)                                                       4.18%
Taxable Equivalent Distribution Rate(5)                                    7.30%
30-Day Standardized Yield(6)                                               3.61%
Taxable Equivalent Yield(5)                                                6.31%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Georgia state personal income tax bracket of 42.75%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN KENTUCKY TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.(1)
--------------------------------------------------------------------------------


COMMONWEALTH UPDATE

[KENTUCKY STATE MAP]

During the six months under review, Kentucky followed regional and national trends of tighter budgetary conditions and diminishing sales tax receipts -- common symptoms of slowing economic growth. The commonwealth's general fund revenue growth decelerated, up just 1.6% for fiscal year 2001's second quarter compared to 2000's second quarter. Corporate income and coal severance taxes fell 3.5% and 6.9% during the same time, hindering revenue accumulation, although corporate income taxes are expected to surge 15.1% by fiscal year 2001's end with a forthcoming period of diminishing corporate refunds.(2)

After a strong 1990s driven largely by durable goods manufacturing, Kentucky's job market slowed dramatically in the past two years. Total employment has remained flat with an overlying trend of declining manufacturing employment expected to continue into 2002. The commonwealth's employment base is diversifying, with lower-paid coal mining, tobacco and apparel jobs being replaced by higher-waged sectors such as automobiles, transportation equipment, air transport, and health and business services. Heavy direct foreign investment, especially in the auto industry, supports Kentucky's widening industry mix. Positive personal income growth has helped sustain the commonwealth's standing, despite vulnerabilities posed by the fact that 26% of total wage and salary income is derived from manufacturing compared with 17% for the nation.(3)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, Research: Easy Times Are Over For Central U.S. States, 3/8/01.

3. Source: Standard & Poor's, RatingsDirect, 7/20/01. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 74.


CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                                                                        57.9%
AA                                                                         24.5%
A                                                                           7.5%
BBB                                                                         8.3%
Below Investment Grade                                                      1.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                               21.4%

Other Revenue                                                           20.5%

Subject to Government Appropriations                                    14.9%

Hospital & Health Care                                                  11.9%

Housing                                                                  8.9%

Transportation                                                           7.1%

Prerefunded                                                              6.5%

Corporate-Backed                                                         3.9%

General Obligation                                                       2.4%

Tax-Supported                                                            2.4%

Higher Education                                                         0.1%

With its stabilizing economic base, sound budgetary practices and manageable debt burden, Kentucky received an AA rating by Standard & Poor's, an independent credit rating agency.(3) However, a combination of economic volatility, budgetary gaps and infrastructure needs limited these strengths and the commonwealth's growth potential. First, recent sales tax collections suggested flat retail spending statewide. Second, and more pressing, the commonwealth must absorb a $326 million budgetary shortfall for fiscal year 2002, part of which will be covered by using $120 million, or roughly half, of its budgetary reserves. Proposed cuts in funds designated for schools and teachers' health insurance are expected to help tighten, but not quite close, the remaining budget gap. All of this follows a partial depletion of rainy day funds used to help stem fiscal year 2001's $159 million revenue shortfall. Such obstacles could place further strain on Kentucky's adequate liquidity and pressure credit quality.(3)

On a positive note, Kentucky's per-capita debt levels as a percentage of income remain moderate. Looking forward, the commonwealth's financial health could benefit with positive economic trends, a demonstrated ability to control spending and prudent revenue estimating practices.

PORTFOLIO NOTES

During the reporting period municipal bond prices generally increased as interest rates fell. Franklin Kentucky Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.03 on February 28, 2001, to $11.27 on August 31, 2001. We sought to keep the Fund as fully invested as possible. The combination of a declining interest rate environment and some significant holdings being called made it crucial that we invest the called bond proceeds as best and quickly as possible. Kentucky's municipal bond issuance rose from $1.7 billion to $2.6 billion during the first eight months of 2001, a 54% increase from the same period in 2000.(4) With the Fund's size and leverage in the Kentucky municipal bond market, we were able to get the first look at new offerings in both the primary and secondary markets.

Municipal bond issuers sought to take advantage of the declining interest rate environment by exercising call options on their outstanding bonds, and the Fund was subject to calls. We invested the call proceeds in bonds with at least 10-year call protection to help shield the Fund's long-term income stream. We found value in insured, AAA-rated securities. As a result of recent investments, more than 57% of the portfolio's total long-term investments were rated AAA as of August 31, 2001.

4.   Source: The Bond Buyer, 9/4/01.

Purchases during the reporting period included Kentucky Rural Water Finance, Fayette County School District Finance and Kentucky State Property and Buildings Commission revenue bonds. Some bonds we sold during the period were Madison County Utility District, Oldham County School District Finance Corp. School Building and Louisville & Jefferson Metropolitan Sewer District Sewer and Drain System revenue bonds. Going forward, we will continue to actively manage the Fund's call exposure as we seek to maintain a competitive distribution yield for our shareholders.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary on page 26 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.80%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Kentucky state income tax bracket of 42.75% would need to earn 8.38% from a taxable investment to match the Fund's tax-free distribution rate.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Kentucky Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky
Tax-Free Income Fund - Class A
3/1/01-8/31/01

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
March                                                                 4.76 cents

April                                                                 4.76 cents

May                                                                   4.76 cents

June                                                                  4.71 cents

July                                                                  4.71 cents

August                                                                4.71 cents
--------------------------------------------------------------------------------
TOTAL                                                                28.41 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN KENTUCKY

TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE       8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.24       $ 11.27    $ 11.03
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                                  $0.2841

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.09%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

PERFORMANCE

                                                                      INCEPTION
CLASS A                                  6-MONTH   1-YEAR    5-YEAR   (10/12/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +4.87%   +9.90%   +36.44%    +92.23%
Average Annual Total Return(2)            +0.41%   +5.22%    +5.49%     +6.37%
Avg. Ann. Total Return (9/30/01)(3)                +4.91%    +4.93%     +6.19%

Distribution Rate(4)                                                       4.80%
Taxable Equivalent Distribution Rate(5)                                    8.38%
30-Day Standardized Yield(6)                                               4.24%
Taxable Equivalent Yield(5)                                                7.41%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.71 cent per share monthly dividend and the maximum offering price of $11.77 on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Kentucky state personal income tax bracket of 42.75%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN LOUISIANA

TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[LOUISIANA STATE MAP]

Louisiana's slowly diversifying economic base remained steady, and the government continued to work toward long-term structural budget integrity. The state improved its debt position while stabilizing its general fund financial condition and baseline for future budgeting, with Governor Mike Foster's administration working to implement controls after running a $78 million deficit in fiscal year 2000.(2) Facing a tough budget process leading into the 2001 fiscal year, the state took a number of actions to eliminate the deficit and achieve balance. The state significantly reduced budgeted government jobs from fiscal years 2000 to 2001 and extended its hiring freeze. Further workforce reductions are expected by January 1, 2002, most of which will occur through attrition. These measures, along with a reduction in expenditure authorizations, effective Medicaid reform and a recent ballot initiative to provide increased budget flexibility, helped to balance the state's tight budget. In fact, the administration recently anticipated ending fiscal year 2001 with a modest surplus.

Increased construction activity helped support the state's growing tourism and gaming industries, contributing to a corresponding rise in New Orleans' highly successful convention business. Increases in services and trade sectors, which account for 46% of Louisiana's total non-farm job base, continued to reduce the state's cyclical nature and reliance on volatile oil and natural gas markets. Personal income levels improved with the expansion, albeit at a slower rate than the national average, but were expected


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, 6/5/01. The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 78.

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01


[PIE CHART]

AAA                                                                        67.6%
AA                                                                          0.4%
A                                                                           4.8%
BBB                                                                        23.3%
Below Investment Grade                                                      3.9%


* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                               18.9%

Higher Education                                                        17.2%

Hospital & Health Care                                                  12.9%

Corporate-Backed                                                        11.1%

Housing                                                                  9.9%

Tax-Supported                                                            8.5%

Subject to Government Appropriations                                     7.5%

General Obligation                                                       6.9%

Prerefunded                                                              3.5%

Other Revenue                                                            3.0%

Transportation                                                           0.6%

to decelerate with reduced future mining and gaming industry growth, as well as consolidation in the health care industry. Overall employment growth, at 0.5% in fiscal year 2000, is expected to remain below 1.0% into 2002.(3)

Louisiana's above-average debt burden declined as a result of reduced borrowing, economic gains, and the adoption of debt limitation measures. Since these controls were implemented in 1993, the state has consistently issued less than the allowable debt percentage and has applied various one-time resources to accelerate debt retirement and enhance rainy day funds. This has dramatically lowered the state's debt ranking to 23rd in the country (it was near the top just 10 years ago), with a tax-supported debt per capita at $565 and 2.5% of personal income compared to the U.S. medians of $540 and 2.2%.(3,4)

As a result of revised revenue forecasts, Louisiana will be able to back off of some proposed budget cuts that would have been necessary to address a shortfall of about $240 million in fiscal year 2002.(3) The improved revenue picture is largely due to prudent budgeting practices and higher personal income taxes due to legislative tax increases. Lately, the state has also been riding a wave of soaring oil and gas prices, bringing an unexpected tax windfall to the coffers. Revenue growth, particularly income tax, is expected to slow to about 2%, in line with the decelerating national economy.(3) Recent expenditure cuts have effectively eliminated current shortfalls and could produce lasting structural budget balance while providing more resources for higher education and other priorities. Although Louisiana has instituted a number of changes that have stabilized its credit outlook, it faces the decelerating economy with low general fund reserves and must address the possibilities of further revenue shortfalls.

PORTFOLIO NOTES

During the reporting period, municipal bond prices generally increased as interest rates fell. Franklin Louisiana Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.22 on February 28, 2001, to $11.44 on August 31, 2001. We sought to keep the Fund as fully invested as possible. The combination of a declining interest rate environment and some significant holdings being called made it crucial that we invest the called bond proceeds as best and quickly as possible.


3.   Source: Moody's Investors Service, Louisiana (State of), 6/4/01.

4.   Source: Moody's Investors Service, Ohio (State of), 8/3/01.

Louisiana's municipal bond issuance was approximately $1.0 billion during the first eight months of 2001, a 7.6% drop from the same period in 2000.(5) With a relatively light supply of new issues during the six months under review, the task of finding worthy investments was challenging. Fortunately, the Fund's size and leverage in the Louisiana municipal bond market enabled us to get the first look at new offerings in both the primary and secondary markets.

The Fund was subject to calls as municipal bond issuers sought to take advantage of the declining interest rate environment by exercising call options on their outstanding bonds. We invested the call proceeds in bonds with at least
10-year call protection to help shield the Fund's long-term income stream. We found value in insured, AAA-rated securities. As a result of recent investments, more than 65% of the portfolio's total long-term investments were rated AAA as of August 31, 2001.

Purchases during the reporting period included Calcasieu Parish Mortgage Revenue for McNeese University Student Housing and Louisiana Local Government Environmental Facility for Jefferson Parking Garage bonds. Some bonds we sold during the period were Louisiana Public Facilities Authority Revenue for Dillard University Project Refunding, Puerto Rico Commonwealth GO and Puerto Rico Electric Power Authority Power Revenue bonds. Going forward, we will continue to actively manage the Fund's call exposure as we seek to maintain a competitive distribution yield for our shareholders.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary on page 31 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.72%, based on an annualization of the current 4.70 cent ($0.0470) per share dividend and the maximum offering price of $11.95 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Louisiana state income tax bracket of 42.75% would need to earn 8.25% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.


5.   Source: The Bond Buyer, 9/4/01.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/01-8/31/01

                                                           DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                     CLASS A       CLASS C
--------------------------------------------------------------------------------
March                                                   4.80 cents    4.25 cents
April                                                   4.80 cents    4.25 cents
May                                                     4.80 cents    4.25 cents
June                                                    4.70 cents    4.20 cents
July                                                    4.70 cents    4.20 cents
August                                                  4.70 cents    4.20 cents
--------------------------------------------------------------------------------
TOTAL                                                  28.50 CENTS   25.35 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Louisiana Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LOUISIANA
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF  8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE         8/31/01     2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.22          $11.44      $11.22
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                              $0.2850

CLASS C                                       CHANGE         8/31/01     2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.24          $11.53      $11.29
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                              $0.2535

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +4.71%    +9.96%    +34.40%    +87.33%
Average Annual Total Return(2)            +0.24%    +5.25%     +5.18%     +6.02%
Avg. Ann. Total Return (9/30/01)(3)                 +5.41%     +4.84%     +5.82%

Distribution Rate(4)                                                       4.72%
Taxable Equivalent Distribution Rate(5)                                    8.25%
30-Day Standardized Yield(6)                                               4.30%
Taxable Equivalent Yield(5)                                                7.51%

                                                                       INCEPTION
CLASS C                                      6-MONTH  1-YEAR  5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +4.47%  +9.38%  +30.90%   +42.62%
Average Annual Total Return(2)                +2.47%  +7.31%   +5.33%    +5.60%
Avg. Ann. Total Return (9/30/01)(3)                   +7.41%   +4.98%    +5.43%

Distribution Rate(4)                                                       4.31%
Taxable Equivalent Distribution Rate(5)                                    7.53%
30-Day Standardized Yield(6)                                               3.91%
Taxable Equivalent Yield(5)                                                6.83%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Louisiana state personal income tax bracket of 42.75%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]


AAA                                                                        55.5%
AA                                                                         20.6%
A                                                                          14.0%
BBB                                                                         9.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[MARYLAND STATE MAP]

Maryland is a wealthy state and has ranked fifth in the nation for more than a decade. Current income levels, reflected by per-capita effective buying income, are 113% above the national average.(2) After a slow recovery from the early 1990s' recession, Maryland rebounded strongly over the past several years and has shown fewer signs of decelerating than other manufacturing-heavy states.

The services sector led the way in employment growth, followed by the construction sector. A well-educated and productive workforce contributed to Maryland's job growth, which outpaced the nation from 1996-2000. The state's broad-based economy was well balanced, with leading employment sectors including services (35.8%), trade (22.2%), government (18.2%) and manufacturing (7.0%).(2) The state's labor force was stable, with unemployment at period-end at 3.9%, below the 4.9% national average.(3)

Economic growth helped Maryland build up its reserves, while maintaining prudent budgetary and debt management policies. Each of the past seven years generated operating surpluses, including an audited $392 million general fund surplus in fiscal year 2000. Overall revenues for fiscal year 2000 grew an estimated 6.5% over fiscal year 1999, with income and sales taxes accounting for 27% of the state's relatively diverse revenue base. While growth has so far been strong in fiscal year 2001, Maryland's legislators were concerned about the national economic slowdown and developed a contingency plan for slower-than-estimated revenue growth in fiscal year 2002.(2)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, 7/10/01. This does not indicate Standard & Poor's rating of the Fund.

3.   Source: Bureau of Labor Statistics, 9/21/01 and 9/18/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 82.

Maryland's debt levels were moderate at $899 per capita and 2.6% of personal income, compared with the $540 and 2.2% 2001 national medians.(2,4) In addition, the state's general obligation (GO) debt boasts a rating of AAA, the highest possible from Standard & Poor's, an independent credit rating agency.(2)

Looking forward, Maryland's diversified economic base, strong revenue performance, conservative financial management policies and maintenance of solid reserve levels bode well for the state's economic and fiscal future. Consequently, Moody's Investors Service, an independent credit rating agency, expects Maryland's credit outlook to remain stable.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Maryland Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.36 on February 28, 2001, to $11.59 on August 31, 2001.

During the reporting period, Maryland's low municipal bond supply levels resulted in light municipal bond market activity. The state's new bond issuance year-to-date through August 31, 2001, was relatively low at only $2.2 billion.(5) Overall Fund activity was light as well. We focused primarily on investing new cash inflows into the portfolio. Purchases included Maryland State CDA, Maryland State EDC, Puerto Rico Commonwealth GO and Puerto Rico Electric Authority Power Revenue bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 35 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.58%, based on an annualization of the current 4.62 cent ($0.0462) per share dividend and the maximum offering price of $12.10 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 43.90% would need to earn 8.16% from a taxable investment to match the Fund's tax-free


4.   Source: Moody's Investors Service, Ohio (State of), 8/3/01.

5.   Source: The Bond Buyer, 9/4/01.


PORTFOLIO BREAKDOWN
Franklin Maryland
Tax-Free Income Fund
8/31/01

                                                                    % OF TOTAL
                                                                     LONG-TERM
                                                                    INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care                                                 23.8%

Utilities                                                              21.6%

Housing                                                                17.1%

General Obligation                                                     12.9%

Prerefunded                                                            10.0%

Subject to Government Appropriations                                    7.7%

Transportation                                                          2.3%

Tax-Supported                                                           1.8%

Higher Education                                                        1.7%

Corporate-Backed                                                        0.7%

Other Revenue                                                           0.4%

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund
3/1/01-8/31/01

                                                    DIVIDEND PER SHARE
                                           -------------------------------------
MONTH                                        CLASS A                  CLASS C
--------------------------------------------------------------------------------
March                                       4.70 cents               4.12 cents
April                                       4.70 cents               4.12 cents
May                                         4.70 cents               4.12 cents
June                                        4.62 cents               4.11 cents
July                                        4.62 cents               4.11 cents
August                                      4.62 cents               4.11 cents
--------------------------------------------------------------------------------
TOTAL                                      27.96 CENTS              24.69 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Maryland Tax-Free Income Fund. We believe strong retail demand for Maryland municipal bonds should help maintain the state's municipal bond prices and help support the value of the portfolio's holdings going forward. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MARYLAND
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE          8/31/01  2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23           $11.59   $11.36

DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                               $0.2796

CLASS C                                        CHANGE          8/31/01  2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.24           $11.70   $11.46

DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                               $0.2469

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                     6-MONTH   1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +4.60%   +9.81%   +35.34%   +92.60%
Average Annual Total Return(2)               +0.19%   +5.16%    +5.33%    +6.32%
Avg. Ann. Total Return (9/30/01)(3)                   +5.14%    +4.95%    +6.12%

Distribution Rate(4)                                                       4.58%
Taxable Equivalent Distribution Rate(5)                                    8.16%
30-Day Standardized Yield(6)                                               3.97%
Taxable Equivalent Yield(5)                                                7.08%

                                                                       INCEPTION
CLASS C                                    6-MONTH   1-YEAR   5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  +4.34%   +9.30%   +31.78%   +44.21%
Average Annual Total Return(2)              +2.27%   +7.25%    +5.47%    +5.78%
Avg. Ann. Total Return (9/30/01)(3)                  +7.25%    +5.12%    +5.64%

Distribution Rate(4)                                                       4.16%
Taxable Equivalent Distribution Rate(5)                                    7.42%
30-Day Standardized Yield(6)                                               3.59%
Taxable Equivalent Yield(5)                                                6.40%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Maryland state and local personal income tax bracket of 43.90%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN  MISSOURI  TAX-FREE  INCOME  FUND


CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                                60.9%

AA                                 16.3%

A                                   9.2%

BBB                                12.7%

Below Investment Grade              0.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[MISSOURI STATE MAP]

Missouri's financial picture remained strong during the six months under review, benefiting from consistently sound financial management, positive budget results and moderate year-over-year budget increases. These qualities, along with a diverse, growing economic base and low debt burden are reflected in its AAA rating by Standard & Poor's, an independent credit rating agency.(2)

As in the national economy, Missouri's financial picture is experiencing some headwinds. The state's original estimates of 5.7% general revenue growth in 2001 turned out to be optimistic, and have recently been adjusted down to 3.2%. Reasons for the revenue drop include the general economic slowdown, lower-than-expected sales tax collections, and recent tax cuts whose effects were harsher than expected. As a consequence, Missouri is looking to balance its books in the upcoming fiscal year with tobacco settlement revenue and expenditure cuts that include a 10% across-the-board reduction in state employee positions.(3)

Following a prolonged expansion, Missouri's economy and jobs creation decelerated, with state unemployment rising from 3.4% at year-end 2000 to 4.0% by August 2001 -- still well below the national averages.(4) The slowdown was primarily due to the contracting manufacturing base, which declined 6.6% during the 12 months ended



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, 5/21/01. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Standard & Poor's, RatingsDirect, Research: Easy Times Are Over For Central U.S. States, 3/8/01.

4. Source: Bureau of Labor Statistics, 10/9/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 86.

August 31, 2001.(4) There were also significant declines in mining, government jobs and retail/wholesale trade. Furthermore, growth in once-booming transportation, telecommunications and services sectors softened. Personal income growth remained favorable and the state's per capita income was at 91.8% of the U.S. level during the first half of fiscal year 2001.(5) While job creation in recent months remained slow relative to the nation's, Missouri's economy closely resembled the national profile, with high industrial diversity that could provide stability and strength when the easy times are over.

Missouri's effective management controls have historically allowed the state to maintain sound financial operations and ample reserves through all types of economic cycles. The state maintains a cautious approach to debt issuance, and as a result debt per capita is just $288 and 1.1% of personal income, substantially lower than the national medians of $540 per capita and 2.2% of personal income.(5,6) Debt levels are expected to increase over the next five years with moderate general obligation borrowing and increased highway funding, but this should not threaten the state budget. Its ability to respond to fiscal challenges in a prompt and responsible manner, thereby forging a tradition of fully funding its obligations within budget constraints, bodes well for the Show Me State's future credit strength.

PORTFOLIO NOTES

During the reporting period, municipal bond prices generally increased as interest rates fell. Franklin Missouri Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.77 on February 28, 2001, to $12.09 on August 31, 2001. We sought to keep the Fund as fully invested as possible. Missouri's municipal bond supply was approximately $4.8 billion during the first eight months of 2001, a 129% increase from the same period in 2000.(7) The bond market's strength led to an upswing in municipal bond underwriting during this time, and national year-to-date issuance in the municipal bond market was up 39% from the same time last year. New

PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care*                                                    25.9%

Higher Education                                                           12.8%

Subject to Government Appropriations                                       11.9%

Prerefunded                                                                10.4%

Housing                                                                     9.3%

Transportation                                                              8.9%

Tax-Supported                                                               5.8%

Utilities                                                                   5.3%

Corporate-Backed                                                            4.3%

Other Revenue                                                               3.9%

General Obligation                                                          1.5%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital & health care. A change that affects one project may affect all similar projects, thereby increasing market risk.



5. Source: Moody's Investors Service, Missouri (State of), 5/24/01.

6. Source: Moody's Investors Service, Ohio (State of), 8/3/01.

7. Source: The Bond Buyer, 9/4/01.

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/01-8/31/01

                                                      DIVIDEND PER SHARE
                                             -----------------------------------
MONTH                                          CLASS A                 CLASS C
--------------------------------------------------------------------------------
March                                         4.95 cents              4.38 cents
April                                         4.95 cents              4.38 cents
May                                           4.95 cents              4.38 cents
June                                          4.95 cents              4.44 cents
July                                          4.95 cents              4.44 cents
August                                        4.95 cents              4.44 cents
--------------------------------------------------------------------------------
TOTAL                                        29.70 CENTS             26.46 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



money deals were up 18% and lower interest rates caused refunding deals to increase by as much as 279% over 2000 levels.(7) While supply and demand were both up -- which certainly was advantageous for municipal bonds -- several new closed-end mutual funds entered the marketplace and have also helped drive up municipal bond prices.

The Fund was subject to calls as municipal bond issuers sought to take advantage of the declining interest rate environment by exercising call options on their outstanding bonds. We invested the call proceeds in bonds with at least 10-year call protection, which helps shield the Fund's long-term income stream. We found value in insured, AAA-rated securities. As a result of recent investments, more than 60% of the portfolio's total long-term investments were rated AAA as of August 31, 2001.

Purchases during the reporting period included Kansas City Airport, St. Louis Airport, Curators of University of Missouri and Missouri Health and Education SSM bonds. We took advantage of this period of increased Missouri issuance and sold almost all of the portfolio's Puerto Rico territory bonds. We also sold bonds with poor structures, such as original issue discount securities and those with shorter call dates. Going forward, we will continue to actively manage the Fund's call exposure as we seek to maintain a competitive distribution yield for our shareholders.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary on page 40 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.61%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $12.63 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Missouri state income tax bracket of 42.75% would need to earn 8.05% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Missouri Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MISSOURI
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE          8/31/01          2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.32          $12.09           $11.77

DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                         $0.2970

CLASS C                                 CHANGE          8/31/01          2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.32          $12.14           $11.82

DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                         $0.2646

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94,Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94,the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                       6-MONTH   1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.37%  +10.49%  +35.99%   +94.67%
Average Annual Total Return(2)                 +0.91%   +5.80%   +5.42%    +6.43%
Avg. Ann. Total Return (9/30/01)(3)                     +5.86%   +5.02%    +6.22%

Distribution Rate(4)                   4.61%
Taxable Equivalent
  Distribution Rate(5)                 8.05%
30-Day Standardized Yield(6)           4.10%
Taxable Equivalent Yield(5)            7.16%

                                                                         INCEPTION
CLASS C                                       6-MONTH   1-YEAR   5-YEAR   (5/1/95)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                     +5.06%   +9.94%  +32.27%   +44.00%
Average Annual Total Return(2)                 +3.01%   +7.82%   +5.54%    +5.75%
Avg. Ann. Total Return (9/30/01)(3)                     +7.91%   +5.17%    +5.59%

Distribution Rate(4)                   4.22%
Taxable Equivalent
  Distribution Rate(5)                 7.37%
30-Day Standardized Yield(6)           3.71%
Taxable Equivalent Yield(5)            6.48%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class' current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Missouri state personal income tax bracket of 42.75%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[NORTH CAROLINA STATE MAP]

North Carolina's economy continued to grow and diversify. The state's broader economic base now includes concentrations, not only in manufacturing, but in finance, services and trade as well. Although North Carolina's employment growth met or exceeded the national average throughout most of the 1990s, the state was not immune to the domestic economic slowdown that began in 2000. Job growth slowed significantly in the past year, to a moderate 1.97%, dropping below the nation's for the first time in eight years.(2) This led to a rise in the state's unemployment rate, which ended the period at 5.0%.(3)

North Carolina's historically sound financial position and cautious budgeting principles helped it maintain the Aaa and AAA general obligation (GO) rating by independent credit rating agencies Moody's Investors Service and Standard & Poor's.(2,4) During this reporting period, the state has experienced economic pressures. Concerned about reduced reserves and fund balances, Moody's recently placed the state's GO debt on negative credit watch and will be closely monitoring the state's efforts to restore budget balance and fiscal flexibility.

Looking forward, one factor in North Carolina's favor is that much of recent years' decline in reserves can be attributed to one-time expenses. Draws on the rainy day

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina
Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                 60.3%

AA                  15.1%

A                   12.0%

BBB                 12.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, North Carolina (State of), 7/13/01. This does not indicate Moody's rating of the Fund.

3. Source: Bureau of Labor Statistics, 9/21/01.

4. Source: Standard & Poor's, RatingsDirect, 3/1/01. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 91.

PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  21.0%

Hospital & Health Care                                                     19.7%

Prerefunded                                                                14.5%

Subject to Government Appropriations                                        9.5%

Housing                                                                     9.2%

Transportation                                                              8.1%

Corporate-Backed                                                            6.0%

Higher Education                                                            4.0%

General Obligation                                                          3.4%

Other Revenue                                                               2.4%

Tax-Supported                                                               2.2%

fund were primarily used to settle two legal rulings against the state and to aid victims of Hurricane Floyd. Another positive factor is that the state's per-capita debt levels remained very low at about $387.(4) Continued conservative budget practices and prudent financial management should enable North Carolina municipal obligations to perform well in the future.


PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin North Carolina Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.78 on February 28, 2001, to $12.04 on August 31, 2001.

North Carolina's new bond issuance year-to-date through August 31, 2001, was approximately $3.6 billion, a 40.2% increase compared with the same period in 2000.(5) During the reporting period, we booked tax losses, which can be carried forward to offset future capital gains. This strategy seeks to optimize tax efficiency in a municipal bond fund and minimize the portfolio's taxable distributions, potentially lowering shareholders' future tax liabilities. We sold University of North Carolina and Puerto Rico Electric Power Authority revenue bonds.

During the six-month period, we bought issues in a number of different sectors, preserving broad portfolio diversification. Purchases included Dare County COP and revenue bonds for Greensboro Enterprise System, Charlotte Water and Sewer System and Winston-Salem Water and Sewer System.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 44 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.70%, based on an annualization of the current 4.92 cent ($0.0492) per share dividend and the maximum offering price of $12.57 on August 31, 2001. This tax-free rate is generally higher than the after-tax



5. Source: The Bond Buyer, 9/4/01.

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/01-8/31/01

                                                    DIVIDEND PER SHARE
                                          --------------------------------------
MONTH                                       CLASS A                    CLASS C
--------------------------------------------------------------------------------
March                                      5.02 cents                 4.43 cents
April                                      5.02 cents                 4.43 cents
May                                        5.02 cents                 4.43 cents
June                                       5.02 cents                 4.48 cents
July                                       5.02 cents                 4.48 cents
August                                     5.02 cents                 4.48 cents
--------------------------------------------------------------------------------
TOTAL                                     30.12 CENTS                26.73 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



return on a comparable quality taxable investment. An investor in the maximum combined federal and North Carolina state personal income tax bracket of 43.82% would need to earn 8.37% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin North Carolina Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE         8/31/01           2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.26         $12.04            $11.78

DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                         $0.3012

CLASS C                                 CHANGE         8/31/01           2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.26         $12.13            $11.87

DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                         $0.2673

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94,the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                       6-MONTH   1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.89%  +10.18%  +35.24%   +89.26%
Average Annual Total Return(2)                 +0.45%   +5.50%   +5.31%    +6.12%
Avg. Ann. Total Return (9/30/01)(3)                     +5.47%   +4.91%    +5.93%

Distribution Rate(4)                   4.70%
Taxable Equivalent
  Distribution Rate(5)                 8.37%
30-Day Standardized Yield(6)           4.07%
Taxable Equivalent Yield(5)            7.24%


                                                                         INCEPTION
CLASS C                                       6-MONTH   1-YEAR   5-YEAR   (5/1/95)
----------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.55%   +9.59%  +31.71%   +42.74%
Average Annual Total Return(2)                 +2.51%   +7.48%   +5.45%    +5.60%
Avg. Ann. Total Return (9/30/01)(3)                     +7.48%   +5.04%    +5.43%

Distribution Rate(4)                   4.28%
Taxable Equivalent
  Distribution Rate(5)                 7.62%
30-Day Standardized Yield(6)           3.66%
Taxable Equivalent Yield(5)            6.51%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and North Carolina state personal income tax bracket of 43.82%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN  TEXAS  TAX-FREE  INCOME  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Texas Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[TEXAS STATE MAP]

The Texas economy continued to grow and diversify its financial base. But as did the decelerating national economy, the Lone Star State experienced signs of a slowdown, resulting in forecasts for lowered growth in gross state product (GSP) and estimated tax revenues for 2001 and upcoming fiscal years. While Texas' above-par GSP has averaged a 6.0% growth rate over the past three years, the state comptroller's office now projects 4.1% growth in 2001 and about 4% or less growth for 2002 and 2003. Similarly, the 15% biennial growth rate for 1998-99 sales tax collections is expected to decline to 12% for 2000-01 and just 7% for 2002-03. Sales tax revenues are vital for Texas as they account for 60% of total state tax collections.(2)

The strong job market reflected the Texas economy, although unemployment rose along with the nation's as a whole, from 3.8% in January 2001 to 4.9% in August.(3) Fueled by heavy outside investment and favorable geographic location for international trade, Texas saw strong levels of net migration during the past five years and added approximately one million new jobs.(4) The overall industry mix has grown and diversified substantially, resulting in an economy that has outpaced national averages while becoming less likely to rise and fall with volatile energy prices. Gains in high-technology,

CREDIT QUALITY BREAKDOWN*
Franklin Texas Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                        63.4%

AA                          5.9%

A                           1.2%

BBB                        25.9%

Below Investment Grade      3.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, Texas (State of), 8/14/01. This does not indicate Moody's rating of the Fund.

3. Source: Bureau of Labor Statistics, 10/9/01.

4. Source: Standard & Poor's, RatingsDirect, Summary: Texas, 5/24/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 96.

PORTFOLIO BREAKDOWN
Franklin Texas
Tax-Free Income Fund
8/31/01

                                                                      % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                         24.1%

Utilities                                                                  19.8%

Corporate-Backed                                                           12.4%

Hospital & Health Care                                                     12.2%

Prerefunded                                                                11.0%

Transportation                                                             10.7%

Housing                                                                     7.7%

Other Revenue                                                               1.1%

Higher Education                                                            1.0%



services, construction, government, transportation and mining employment have offset recent declines in manufacturing, although employment growth is expected to wane across the board in the coming months.

With the slowdown, Texas faced a smaller level of accumulated budget surplus and forecast revenue growth than it has seen in recent years. Still, fiscal year 2001's surplus is estimated at $2.9 billion, and $3 billion in revenue growth over fiscal year 2000 is expected to push up total general fund revenues to a total of $60.8 billion -- a 4.3% year-over-year increase.(5) Furthermore, a recent surge in oil and natural gas tax collections driven by soaring fuel prices allowed Texas to increase its budget stabilization or rainy day fund by an estimated $327 million, and could rise to $1 billion by 2003 with current expectations. The state's modest long-term debt burden bolsters its stable financial footing, leaving more resources for needed infrastructure improvements. Of Texas' approximately $5.1 billion in outstanding general obligation debt, more than half is designed to be self-supporting (through tolls, fees and other revenue), significantly reducing the tax-supported debt burden.(6)

Even with lower forecasted economic and revenue growth, Texas is still expected to outpace the estimated national growth rate. Although decelerating growth could cause budgetary pressure in the coming biennium as the administration finds fewer resources to address growing needs in education, corrections, Medicaid and transportation, the risks are offset by steady growth in personal income and employment, and a low tax-supported debt burden per capita. As such, Texas receives a rating of AA, the second highest possible, by the independent credit rating agency Standard & Poor's.(6)


PORTFOLIO NOTES

During the reporting period, municipal bond prices generally increased as interest rates fell. Franklin Texas Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.60 on February 28, 2001, to $10.79 on August 31, 2001. We sought to keep the Fund as fully invested as possible. The combination of a declining interest rate environment and some significant holdings being called made it crucial that we invest the called bond proceeds as best and quickly as possible.

5. Source: Standard & Poor's, RatingsDirect, Research: Easy Times Are Over For Central U.S. States, 3/8/01.

6. Source: Standard & Poor's, RatingsDirect, State Review: Texas, 3/29/01. This does not indicate Standard & Poor's rating of the Fund.

Texas' municipal bond issuance was approximately $15.7 billion during the first eight months of 2001, a 66% increase from the same period in 2000.(7) With the Fund's size and leverage in the Texas municipal bond market, we were able to get the first look at new offerings in both the primary and secondary markets.

The Fund was subject to calls as municipal bond issuers sought to take advantage of the declining interest rate environment by exercising call options on their outstanding bonds. We invested the call proceeds in bonds with at least 10-year call protection to help shield the Fund's long-term income stream. We found value in insured, AAA-rated school district general obligation bonds that were enhanced by Texas' Permanent School Fund. As a result of recent purchases, more than 60% of the portfolio's total long-term investments were rated AAA as of August 31, 2001.

Purchases during the reporting period included Carrollton GO, Hidalgo County GO, Dallas Area Rapid Transit, Houston Airport System Revenue, Northside Independent School District and San Antonio Independent School District bonds. In our effort to take advantage of tightening credit spreads within the sector, we sold a number of health care bonds, including North Central Health Facility Development for C.C. Young, Denison Hospital Authority Hospital Revenue for Texoma Medical Center and Harrison County Health Facility Development Revenue for Marshall Regional Medical Center. Going forward, we will continue to actively manage the Fund's call exposure as we seek to maintain a competitive distribution yield for our shareholders.

Your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary on page 49 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.90%, based on an annualization of the current 4.60 cent ($0.0460) per share dividend and the maximum offering price of $11.27 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal income tax bracket of 39.1% would need to earn 8.05% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.



7. Source: The Bond Buyer, 9/4/01.

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/01 - 8/31/01

                                                         DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                  CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                                 4.75 cents      4.22 cents
April                                                 4.75 cents      4.22 cents
May                                                   4.75 cents      4.22 cents
June                                                  4.75 cents      4.27 cents
July                                                  4.75 cents      4.27 cents
August                                                4.75 cents      4.27 cents
--------------------------------------------------------------------------------
TOTAL                                                28.50 CENTS     25.47 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Texas Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.




This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN TEXAS
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE          8/31/01          2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.19          $ 10.79          $ 10.60

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                         $0.2850


CLASS C                                 CHANGE          8/31/01          2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.20          $ 10.95          $ 10.75
DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                         $0.2547

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------
PERFORMANCE

CLASS A                                              6-MONTH      1-YEAR     5-YEAR       10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +4.60%      +8.22%    +29.35%       +83.44%
Average Annual Total Return(2)                         +0.16%      +3.60%     +4.37%        +5.80%
Avg. Ann. Total Return (9/30/01)(3)                                +2.68%     +3.81%        +5.50%

Distribution Rate(4)                       4.90%
Taxable Equivalent Distribution Rate(5)    8.05%
30-Day Standardized Yield(6)               4.21%
Taxable Equivalent Yield(5)                6.91%

                                                                                        INCEPTION
CLASS C                                              6-MONTH      1-YEAR     5-YEAR      (5/1/95)
-------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             +4.33%      +7.71%    +26.02%       +38.19%
Average Annual Total Return(2)                         +2.28%      +5.62%     +4.52%        +5.08%
Avg. Ann. Total Return (9/30/01)(3)                                +4.53%     +3.94%        +4.77%

Distribution Rate(4)                       4.45%
Taxable Equivalent Distribution Rate(5)    7.31%
30-Day Standardized Yield(6)               3.81%
Taxable Equivalent Yield(5)                6.26%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN VIRGINIA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[QUALITY BREAKDOWN PIE CHART]

AAA                     50.5%

AA                      21.0%

A                       14.3%

BBB                     13.0%

Below Investment
Grade                    1.2%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[STATE OF VIRGINIA GRAPHIC]

Virginia bucked the trend of a nationwide economic slowdown. The commonwealth continued to outperform other states in terms of job and revenue growth. For the third quarter of fiscal year 2001, Virginia's job growth ranked eighth in the nation and its tax revenue growth ranked fourth. For the entire 2001 fiscal year, the commonwealth created more than 89,000 new jobs and its unemployment rate was far below the U.S. rate.2 At period-end, Virginia's unemployment rate was 2.9% compared with the nation's 4.9% rate.(3)

The commonwealth's financial condition remained healthy. Fiscal year 2001 general fund collections grew by $262 million. Individual and sales tax collections accounted for the bulk of the increase. Total tax revenues increased by $333 million. Virginia's responsible financial management enabled it to build a solid foundation during prosperous times, and it is well prepared in the event of an economic "rainy day." The commonwealth's revenue stabilization fund approached $950 million and accumulated $200 million in unreserved cash on hand.(2)

Virginia's diversified economy, steady employment growth and strong financial management helped maintain the highest possible general obligation bond rating from independent credit rating agencies Standard & Poor's, Moody's Investors Service and Fitch.(2) This ensures that the commonwealth issues debt at the lowest cost possible.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: www.state.va.us/sfin, Commonwealth of Virginia, Secretary of Finance, Actual Fiscal Year 2001 Revenues and the State of the Virginia Economy, 8/20/01.

3.   Source: Bureau of Labor Statistics, 9/21/01 and 9/18/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 99.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Virginia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.45 on February 28, 2001, to $11.65 on August 31, 2001.

Virginia's new bond issuance year-to-date through August 31, 2001, was nearly $2.9 billion, a 34.8% increase compared with the same period in 2000.(4) During the six-month period, we increased our general obligation holdings. Purchases included Bristol Utility System Revenue, Richmond Public Facilities COP, Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Virginia College Building Authority Educational Facilities Revenue GO - Regent University Project and Virginia College Building Authority Educational Facilities Revenue - 21st Century College Program.

During the reporting period, we reduced our exposure to corporate-backed bonds by selling bonds that, in our opinion, should experience continued weakness and offered limited improvement potential. We sold West Point IDA Solid Waste Disposal Revenue - Chesapeake Corp. Project, Bedford County IDA and University of Virginia Revenue.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 53 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.65%, based on an annualization of the current 4.72 cent ($0.0472) per share dividend and the maximum offering price of $12.17 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Virginia state personal income tax bracket of 42.60% would need to earn 8.10% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.


4.   Source: The Bond Buyer, 9/4/01.


PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
8/31/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  20.3%

Transportation                                                             14.0%

Hospital & Health Care                                                     12.4%

Housing                                                                    10.8%

Corporate-Backed                                                           10.0%

Prerefunded                                                                 8.3%

General Obligation                                                          5.3%

Subject to Government
Appropriations                                                              5.2%

Tax-Supported                                                               5.2%

Higher Education                                                            4.8%

Other Revenue                                                               3.7%

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/01 - 8/31/01

                                                         DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                  CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                                 4.87 cents      4.33 cents
April                                                 4.87 cents      4.33 cents
May                                                   4.87 cents      4.33 cents
June                                                  4.85 cents      4.32 cents
July                                                  4.85 cents      4.32 cents
August                                                4.85 cents      4.32 cents
--------------------------------------------------------------------------------
TOTAL                                                29.16 CENTS     25.95 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Virginia Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN VIRGINIA
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE          8/31/01          2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.20           $11.65           $11.45
DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                         $0.2916

CLASS C                                 CHANGE          8/31/01          2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.20           $11.73           $11.53
DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                        $0.2595


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                                6-MONTH     1-YEAR       5-YEAR         10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +4.40%     +8.90%      +33.13%         +89.24%
Average Annual Total Return(2)                           -0.05%     +4.27%       +4.98%          +6.13%
Avg. Ann. Total Return (9/30/01)(3)                                 +4.32%       +4.58%          +5.89%

Distribution Rate(4)                         4.65%
Taxable Equivalent Distribution Rate(5)      8.10%
30-Day Standardized Yield(6)                 4.14%
Taxable Equivalent Yield(5)                  7.21%

                                                                                             INCEPTION
CLASS C                                                6-MONTH     1-YEAR       5-YEAR        (5/1/95)
------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +4.08%     +8.24%      +29.60%        +40.90%
Average Annual Total Return(2)                           +2.01%     +6.21%       +5.10%         +5.40%
Avg. Ann. Total Return (9/30/01)(3)                                 +6.30%       +4.71%         +5.23%

Distribution Rate(4)                         4.23%
Taxable Equivalent Distribution Rate(5)      7.37%
30-Day Standardized Yield(6)                 3.76%
Taxable Equivalent Yield(5)                  6.55%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Virginia state personal income tax bracket of 42.60%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                      SIX MONTHS ENDED
                                                       AUGUST 31, 2001                     YEAR ENDED FEBRUARY 28,
                                                                         ----------------------------------------------------------
CLASS A                                                  (UNAUDITED)        2001        2000         1999        1998       1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $  11.08       $  10.62    $  11.68     $  11.98    $  11.73    $  11.73
                                                          --------       --------    --------     --------    --------    --------
Income from investment operations:
Net investment income(a)...........................            .28            .58         .61          .62         .64         .65
Net realized and unrealized gains (losses) ........            .26            .47       (1.06)        (.25)        .36         .01
                                                          --------       --------    --------     --------    --------    --------
Total from investment operations ..................            .54           1.05        (.45)         .37        1.00         .66
                                                          --------       --------    --------     --------    --------    --------
Less distributions from:
Net investment income .............................           (.29)          (.59)       (.60)        (.62)       (.65)       (.66)
Net realized gains ................................             --             --        (.01)        (.05)       (.10)         --
                                                          --------       --------    --------     --------    --------    --------
Total distributions ...............................           (.29)          (.59)       (.61)        (.67)       (.75)       (.66)
                                                          --------       --------    --------     --------    --------    --------
Net asset value, end of period ....................       $  11.33       $  11.08    $  10.62     $  11.68    $  11.98    $  11.73
                                                          ========       ========    ========     ========    ========    ========

Total return(b) ...................................           4.95%         10.11%      (3.92)%       3.21%       8.79%       5.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $215,342       $210,198    $203,256     $238,670    $216,982    $193,466
Ratios to average net assets:
Expenses ..........................................            .73%(c)        .73%        .72%         .71%        .72%        .71%
Net investment income .............................           5.09%(c)       5.32%       5.46%        5.23%       5.39%       5.62%
Portfolio turnover rate ...........................           5.70%         11.12%      20.99%        8.67%      10.44%      15.47%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $  11.14       $  10.68    $  11.74     $  12.04    $  11.78    $  11.77
                                                          --------       --------    --------     --------    --------    --------
Income from investment operations:
Net investment income(a)...........................            .26            .52         .55          .56         .58         .59
Net realized and unrealized gains (losses) ........            .26            .47       (1.06)        (.25)        .36         .01
                                                          --------       --------    --------     --------    --------    --------
Total from investment operations ..................            .52            .99        (.51)         .31         .94         .60
                                                          --------       --------    --------     --------    --------    --------
Less distributions from:
Net investment income .............................           (.26)          (.53)       (.54)        (.56)       (.58)       (.59)
Net realized gains ................................             --             --        (.01)        (.05)       (.10)         --
                                                          --------       --------    --------     --------    --------    --------
Total distributions ...............................           (.26)          (.53)       (.55)        (.61)       (.68)       (.59)
                                                          --------       --------    --------     --------    --------    --------
Net asset value, end of period ....................       $  11.40       $  11.14    $  10.68     $  11.74    $  12.04    $  11.78
                                                          ========       ========    ========     ========    ========    ========

Total return(b) ...................................           4.72%          9.46%      (4.46)%       2.62%       8.23%       5.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $ 16,317       $ 14,475    $ 14,056     $ 14,895    $  9,469    $  5,683
Ratios to average net assets:
Expenses ..........................................           1.28%(c)       1.28%       1.27%        1.27%       1.29%       1.28%
Net investment income .............................           4.53%(c)       4.77%       4.91%        4.67%       4.80%       5.05%
Portfolio turnover rate ...........................           5.70%         11.12%      20.99%        8.67%      10.44%      15.47%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

56                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                         PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.2%
  BONDS 96.3%
  Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured, 5.625%, 9/01/24 ..    $2,500,000    $  2,613,625
  Alabama HFA, SFMR,
      Series A, GNMA Secured, 7.50%, 10/01/10 .......................................................       490,000         495,052
      Series A-1, GNMA Secured, 6.50%, 4/01/17 ......................................................     2,960,000       3,064,725
      Series A-2, GNMA Secured, 6.80%, 4/01/25 ......................................................     1,150,000       1,205,603
      Series C, GNMA Secured, 7.45%, 10/01/21 .......................................................       285,000         285,208
      Series D-2, GNMA Secured, 5.75%, 10/01/23 .....................................................     1,810,000       1,868,825
  Alabama State Docks Department Docks Facilities Revenue,
      MBIA Insured, 6.30%, 10/01/21 .................................................................     4,500,000       4,954,590
      Refunding, MBIA Insured, 5.50%, 10/01/22 ......................................................     1,000,000       1,044,220
  Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 .............     2,000,000       2,025,320
  Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ..............................     2,215,000       2,445,781
  Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 ......................     2,000,000       2,171,080
  Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 .......................................     1,000,000       1,093,260
  Athens Water and Sewer Revenue, wts., AMBAC Insured, 6.10%, 8/01/18 ...............................     1,500,000       1,571,235
  Auburn GO, FSA Insured, 5.00%, 1/01/24 ............................................................     1,500,000       1,503,225
  Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue, Merscot-Auburn LP
      Project, FGIC Insured, 7.30%, 1/01/12..........................................................     1,260,000       1,290,164
  Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ...............     1,000,000         883,340
  Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A, MBIA
      Insured, 7.25%, 4/01/15 .......................................................................     1,000,000       1,012,980
  Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue, Baptist
  Health System Inc., Refunding, MBIA Insured, 5.875%,
      11/15/19 ......................................................................................     3,500,000       3,759,035
      11/15/26 ......................................................................................     2,000,000       2,128,880
  Birmingham GO, Refunding, Series B, 6.25%, 4/01/16 ................................................     1,000,000       1,041,060
  Birmingham Southern College Private Educational Building Authority Tuition Revenue, Refunding,
       5.35%, 12/01/19 ..............................................................................     1,000,000       1,022,170
  Birmingham Special Care Facilities Financing Authority Revenue, Health Care, Medical Center East,
      MBIA Insured, 7.00%, 7/01/12 ..................................................................     1,200,000       1,239,096
  Birmingham Water and Sewer Revenue, wts., Series A, 4.75%, 1/01/29 ................................     1,000,000         938,840
  Birmingham-Jefferson Civic Center Authority Special Tax, Capital Outlay,
      7.40%, 1/01/08 ................................................................................       285,000         288,637
      7.25%, 1/01/12 ................................................................................       640,000         646,867
  Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding, Series A, 7.75%,
      5/01/09 .......................................................................................     3,250,000       3,294,980
  Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 ..................     4,000,000       4,369,280
  Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 ............................     1,000,000       1,115,790
  Colbert County Health Care Authority Revenue, Helen Keller Hospital, Refunding, 8.75%, 6/01/09 ....     1,605,000       1,646,329
  Courtland IDB,
      Environmental Improvement Revenue, Champion International Corp. Project, Refunding, 6.40%,
      11/01/26 ......................................................................................     2,000,000       2,079,920
      Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25 ..     5,000,000       5,182,500
  Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ................     4,000,000       4,200,280
  Culman and Jefferson County Gas District, Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ...............     2,000,000       2,170,180
  Fairfield GO, wts., AMBAC Insured, Pre-Refunded, 6.30%, 6/01/22 ...................................     3,000,000       3,142,530
  Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
      5.45%, 9/01/14 ................................................................................     2,000,000       2,002,680
      Series A, 6.70%, 12/01/24 .....................................................................     3,500,000       3,650,465
  Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ......................................     1,415,000       1,465,006
  Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22 .............................................     1,565,000       1,578,318
  Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .........................................     1,000,000       1,058,520
  Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 ....................................     1,935,000       2,112,343
  Houston County Health Care Authority Revenue,
      AMBAC Insured, 6.125%, 10/01/25 ...............................................................     1,000,000       1,088,960
      AMBAC Insured, 6.25%, 10/01/30 ................................................................     3,150,000       3,467,300
      Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 ......................................     2,070,000       2,147,749
  Jackson IDBR, Solid Waste, Boise Cascade, Refunding, 5.70%, 12/01/27 ..............................     4,150,000       3,807,127
  Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 ...     1,000,000       1,093,590
  Jefferson County Sewer Revenue,
      Capital Improvement wts., Series A, FGIC Insured, 5.00%, 2/01/33 ..............................     5,000,000       4,929,600
      Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 .............................     5,000,000       5,127,700
      wts., ETM, 7.50%, 9/01/13 .....................................................................       200,000         204,652
      wts., Series D, FGIC Insured, 5.75%, 2/01/27 ..................................................     6,000,000       6,373,380

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
  FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (cont.)
  BONDS (cont.)
  Lauderdale County and Florence Health Care Authority Revenue, GO, Coffee Health Group, Series A,
    MBIA Insured,
      5.625%, 7/01/21 ...............................................................................    $3,000,000     3,162,690
      5.375%, 7/01/29 ...............................................................................     5,000,000     5,120,300
  Madison GO, wts.,
      AMBAC Insured, 5.35%, 2/01/26 .................................................................     2,410,000     2,501,435
      MBIA Insured, 6.00%, 4/01/23 ..................................................................     2,000,000     2,180,480
      Series B, MBIA Insured, 6.25%, 2/01/15 ........................................................     1,560,000     1,696,141
  Marshall County Health Care Authority Hospital Revenue,
      Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 ....................................    10,810,000    10,846,970
      Guntersville-Arab Medical Center, Refunding, 7.60%, 10/01/07 ..................................     2,530,000     2,614,957
  Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series C, 5.375%,
    6/01/28 .........................................................................................     3,000,000     3,017,400
  Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ...................................     1,000,000     1,014,690
  Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09 ...........................     1,500,000     1,543,845
  Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured, 5.125%,
    3/01/31..........................................................................................     3,500,000     3,540,005
  Mobile Housing Assistance Corp MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ............     1,340,000     1,348,804
  Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
  Refunding, AMBAC Insured, 6.00%, 3/01/26 ..........................................................     6,000,000     6,521,520
  Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital, Refunding,
  Connie Lee Insured, 6.375%, 3/01/24 ...............................................................     5,750,000     6,253,010
  Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 ..................................     1,500,000     1,512,300
  Muscle Shoals GO, Refunding, wts., MBIA Insured,
      5.80%, 8/01/16 ................................................................................     1,725,000     1,852,702
      5.90%, 8/01/25 ................................................................................     7,000,000     7,487,690
      5.50%, 8/01/30 ................................................................................     2,150,000     2,248,599
  Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 .............................       230,000       258,736
  Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 .............................................     4,275,000     4,694,164
  Phenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project, Refunding, Series
    A, 5.30%, 4/01/27................................................................................     8,300,000     8,230,778
  Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 .........................................       780,000       802,940
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, FSA Insured, 5.25%, 7/01/27 ...........     2,500,000     2,583,125
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A, 7.90%,
   7/01/07...........................................................................................         5,000         5,020
  Puerto Rico Commonwealth Urban Renewal and Housing Corp Commonwealth Appropriation, Refunding
   7.875%, 10/01/04..................................................................................     3,465,000     2,972,693
  Puerto Rico Public Finance Corp Commonwealth Appropriation, Revenue, Series A, 5.00%, 6/01/26 .....     1,000,000     1,001,190
  Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ...................................     2,500,000     2,671,650
  StClair County Board of Education, School Tax Anticipation wts., Series C, FSA Insured, 5.85%,
   2/01/29...........................................................................................     4,815,000     5,135,727
  Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 .................................................     1,700,000     1,781,328
  Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ..........................     2,215,000     2,229,929
  University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 .........     4,395,000     4,642,043
  Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,         3,465,000     2,972,693
   5.65%, 11/01/22...................................................................................     3,465,000     2,972,693
  Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/13 ......................................................................................     1,700,000     1,793,177
      10/01/22 ......................................................................................     2,300,000     2,349,289
  Warrior River Water Authority Water Revenue, FSA Insured,
      5.40%, 8/01/29 ................................................................................     4,250,000     4,395,435
      5.50%, 8/01/34 ................................................................................     4,735,000     4,903,471
                                                                                                                      -----------
  TOTAL BONDS .......................................................................................                 223,047,727
                                                                                                                      -----------
  ZERO COUPON BONDS .9%
  Alexander City Capital Appreciation, wts., Asset Guaranteed,
      5/01/23 .......................................................................................     1,790,000       549,405
      5/01/24 .......................................................................................     1,790,000       517,937
      5/01/25 .......................................................................................     1,790,000       486,987
      5/01/26 .......................................................................................     1,790,000       459,796
                                                                                                                      -----------
  TOTAL ZERO COUPON BONDS ...........................................................................                   2,014,125
                                                                                                                      -----------
  TOTAL LONG TERM INVESTMENTS (COST $214,394,618) ...................................................                 225,061,852
                                                                                                                      -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                        AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
(a)  SHORT TERM INVESTMENTS 1.3%
     McIntosh IDB, Environmental Improvement Revenue, Specialty E, Daily VRDN and Put, 2.70%, 7/01/28 ..   $ 900,000     $ 900,000
     Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
       Weekly VRDN and Put, 1.90%, 7/01/28 .............................................................     500,000       500,000
     Stevenson IDB, Environmental Improvement Revenue, The Mead Corp. Project, Refunding, Series D,
       Daily VRDN and Put, 2.40%, 11/01/11 .............................................................     700,000       700,000
     West Jefferson IDB, PCR, Alabama Power Co. Project, Refunding, Daily VRDN and Put, 2.45%, 6/01/28       900,000       900,000
                                                                                                                      ------------
   TOTAL SHORT TERM INVESTMENTS (COST $3,000,000) ......................................................                 3,000,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $217,394,618) 98.5% .........................................................               228,061,852
   OTHER ASSETS, LESS LIABILITIES 1.5% .................................................................                 3,597,389
                                                                                                                       ------------
   NET ASSETS 100.0% ...................................................................................               $231,659,241
                                                                                                                       ============



See glossary of terms on page 103.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.                     59

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                     SIX MONTHS
                                                        ENDED
                                                      AUGUST 31,
                                                        2001                             YEAR ENDED FEBRUARY 28,
                                                                   ---------------------------------------------------------------
CLASS A                                              (UNAUDITED)        2001      2000(d)        1999         1998         1997
-------                                              -----------        ----      -------        ----         ----         ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............   $    11.54    $    10.89   $    11.91    $    11.87   $    11.59   $    11.69
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Income from investment operations:
  Net investment income(a) .......................          .30           .61          .61           .62          .64          .67
  Net realized and unrealized gains (losses) .....          .27           .64        (1.02)          .05          .30         (.08)
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Total from investment operations .................          .57          1.25         (.41)          .67          .94          .59
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Less distributions from:
  Net investment income ..........................         (.31)         (.60)        (.61)         (.62)        (.65)        (.69)
  Net realized gains .............................           --            --           --(e)       (.01)        (.01)          --
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Total distributions ..............................         (.31)         (.60)        (.61)         (.63)        (.66)        (.69)
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Net asset value, end of period ...................   $    11.80    $    11.54   $    10.89    $    11.91   $    11.87   $    11.59
                                                     ==========    ==========   ==========    ==========   ==========   ==========

Total return(b) ..................................         4.99%        11.77%       (3.54)%        5.75%        8.37%        5.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $1,595,327    $1,538,593   $1,509,624    $1,785,720   $1,650,068   $1,458,087
Ratios to average net assets:
  Expenses .......................................          .62%(c)        .62%         .62%          .61%         .61%         .60%
  Net investment income ..........................         5.09%(c)       5.41%        5.37%         5.19%        5.45%        5.78%
Portfolio turnover rate ..........................         7.18%         12.05%       26.39%         7.66%        5.60%       12.00%

CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............   $    11.58    $    10.90   $    10.83
                                                     ----------    ----------   ----------
Income from investment operations:
  Net investment income(a) .......................          .26           .55          .05
  Net realized and unrealized gains ..............          .28           .67          .07
                                                     ----------    ----------   ----------
Total from investment operations .................          .54          1.22          .12
                                                     ----------    ----------   ----------
Less distributions from net investment income ....         (.27)         (.54)        (.05)
                                                     ----------    ----------   ----------
Net asset value, end of period ...................   $    11.85    $    11.58   $    10.90
                                                     ==========    ==========   ==========

Total return(b) ..................................         4.76%        11.42%        1.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $   19,126    $    7,412   $      304
Ratios to average net assets:
  Expenses .......................................         1.17%(c)      1.17%        1.17%(c)
  Net investment income ..........................         4.53%(c)      4.81%        5.32%(c)
Portfolio turnover rate ..........................         7.18%        12.05%       26.39%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e)  The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)



                                                     SIX MONTHS
                                                        ENDED
                                                      AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                        2001       ---------------------------------------------------------------
CLASS C                                              (UNAUDITED)       2001        2000          1999         1998         1997
-------                                              -----------       ----       -------        ----         ----         ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............   $    11.65    $    10.98   $    12.01    $    11.96   $    11.67   $    11.76
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Income from investment operations:
Net investment income(a)..........................          .27           .55          .55           .55          .60          .60
Net realized and unrealized gains (losses) .......          .26           .66        (1.04)          .06          .29         (.07)
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Total from investment operations .................          .53          1.21         (.49)          .61          .89          .53
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Less distributions from:
Net investment income ............................         (.27)         (.54)        (.54)         (.55)        (.59)        (.62)
Net realized gains ...............................           --            --           --(d)       (.01)        (.01)          --
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Total distributions ..............................         (.27)         (.54)        (.54)         (.56)        (.60)        (.62)
                                                     ----------    ----------   ----------    ----------   ----------   ----------
Net asset value, end of period ...................   $    11.91    $    11.65   $    10.98    $    12.01   $    11.96   $    11.67
                                                     ==========    ==========   ==========    ==========   ==========   ==========

Total return(b)...................................         4.65%        11.26%       (4.14)%        5.21%        7.80%        4.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $   83,931    $   74,194   $   72,135    $   82,596   $   56,027   $   23,556
Ratios to average net assets:
Expenses .........................................         1.17%(c)      1.17%        1.17%         1.17%        1.17%        1.17%
Net investment income ............................         4.54%(c)      4.86%        4.83%         4.63%        4.88%        5.17%
Portfolio turnover rate ..........................         7.18%        12.05%       26.39%         7.66%        5.60%       12.00%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  The fund made a capital gain distribution of $.0009.




                       See notes to financial statements.                     61

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                  PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
BONDS 91.9%
Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A, MBIA
   Insured, 5.80%, 12/01/26 .................................................................... $10,000,000    $10,695,100
Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .................................   2,000,000      2,003,180
Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%, 10/01/12 ..  10,685,000     12,110,700
Bay County Resource Recovery Revenue,
   Series A, MBIA Insured, Pre-Refunded, 6.60%, 7/01/11 ........................................   3,710,000      3,908,300
   Series B, MBIA Insured, Pre-Refunded, 6.60%, 7/01/12 ........................................  18,150,000     19,120,118
Bay County Water System Revenue, AMBAC Insured, Pre-Refunded,
   6.50%, 9/01/07 ..............................................................................     525,000        556,106
   6.60%, 9/01/11 ..............................................................................     675,000        715,649
Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
   Project, MBIA Insured, 5.00%, 4/01/26 .......................................................   5,000,000      4,923,350
Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital, Series B,
   Pre-Refunded, 7.20%, 4/01/13 ................................................................   5,000,000      5,230,500
Brevard County HFA, SFMR,
   Multi-County Program, GNMA Secured, 6.40%, 9/01/30 ..........................................   3,000,000      3,185,280
   Refunding, Series B, FSA Insured, 7.00%, 3/01/13 ............................................     445,000        456,993
Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ............   4,415,000      4,867,361
Broward County Educational Facilities Authority Revenue, Nova Southeastern University Project,
   Refunding, Connie Lee Insured, 6.125%, 4/01/17 ..............................................   2,250,000      2,443,748
Broward County HFA, MFHR,
   Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 .............................   3,000,000      2,901,780
   Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ....................................   2,000,000      2,015,320
   Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 .....................................   5,815,000      5,855,356
   Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 .....................................   1,000,000        963,420
   Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ......................................   2,000,000      1,916,320
Broward County HFAR,
   Catholic Health Services, Refunding, 5.50%, 8/15/20 .........................................   9,360,000     10,047,679
   Series D, 6.90%, 6/01/09 ....................................................................     180,000        184,199
   Series D, 7.375%, 6/01/21 ...................................................................     575,000        587,886
Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A, MBIA
   Insured,
   5.75%, 9/01/21 ..............................................................................   5,000,000      5,307,200
   5.625%, 9/01/28 .............................................................................  10,000,000     10,451,200
Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .........................  21,500,000     21,317,250
Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ........................   3,500,000      3,436,055
Celebration CDD, Special Assessment,
   MBIA Insured, 6.00%, 5/01/10 ................................................................   3,640,000      3,925,704
   MBIA Insured, 6.10%, 5/01/16 ................................................................   2,645,000      2,859,271
   Series A, MBIA Insured, 5.50%, 5/01/18 ......................................................   1,470,000      1,546,469
Citrus County PCR, Florida Power Corp., Crystal River, Refunding,
   Series A, 6.625%, 1/01/27 ...................................................................  11,100,000     11,370,951
   Series B, 6.35%, 2/01/22 ....................................................................  20,400,000     21,029,136
Clay County HFAR, SFM Multi County Program, GNMA Secured, 5.30%, 10/01/29 ......................   4,695,000      4,765,848
Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured, 6.50%,
   10/01/25 ....................................................................................   2,725,000      2,811,982
Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 .....................   5,000,000      5,131,700
Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples Project,
   MBIA Insured, 7.15%, 10/01/11 ...............................................................      80,000         80,112
Crossing At Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B, MBIA
   Insured, 5.80%, 5/01/16 .....................................................................   5,980,000      6,626,857
Dade County Aviation Revenue, Miami International Airport,
   Series B, FSA Insured, 5.125%, 10/01/22 .....................................................   4,750,000      4,757,600
   Series C, FSA Insured, 5.125%, 10/01/27 .....................................................   9,550,000      9,647,028
Dade County HFA, SFMR, Refunding,
   Series D, FSA Insured, 6.95%, 12/15/12 ......................................................     160,000        163,906
   Series E, FNMA Insured, GNMA Secured, 7.00%, 3/01/24 ........................................     210,000        213,259
Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
   2/01/23 .....................................................................................   5,695,000      5,828,833
Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 ........   5,000,000      5,585,400
Dade County Water and Sewer System Revenue, FGIC Insured,
   5.75%, 10/01/22 .............................................................................   5,000,000      5,296,000
   5.50%, 10/01/25 .............................................................................  11,500,000     11,931,365
   5.25%, 10/01/26 .............................................................................  13,000,000     13,291,070

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Dovera CDD, Special Assessment Revenue,
   7.625%, 5/01/03 ............................................................................. $   105,000    $   107,839
   7.875%, 5/01/12 .............................................................................     715,000        736,271
Duval County HFA,
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ..................   1,000,000      1,040,670
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ..................   2,000,000      2,058,840
   SFMR, GNMA Secured, 5.20%, 10/01/19 .........................................................   2,995,000      3,046,664
   SFMR, GNMA Secured, 5.30%, 4/01/31 ..........................................................   1,680,000      1,692,432
   SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 ...........................................      15,000         15,754
   SFMR, Series C, GNMA Secured, 7.70%, 9/01/24 ................................................     580,000        592,841
Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ..........................   3,000,000      3,145,980
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital and
   Baptist Manor,
   5.125%, 10/01/19 ............................................................................   8,750,000      8,300,075
   Pre-Refunded, 6.75%, 10/01/14 ...............................................................   3,415,000      3,758,993
   Refunding, 6.75%, 10/01/14 ..................................................................     595,000        622,108
Escambia County Health Facilities Authority Health Facility Revenue, Florida Health Care
   Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ....................................  10,000,000     11,162,100
Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
   Series A-2, AMBAC Insured, 5.75%, 11/15/29 ..................................................  25,000,000     26,823,250
Escambia County HFA, SFMR, Multi-County Program,
   MBIA Insured, 5.20%, 4/01/32 ................................................................   7,365,000      7,379,877
   Series A, MBIA Insured, 6.40%, 10/01/30 .....................................................   9,985,000     10,599,078
   Series C, GNMA Secured, 5.80%, 10/01/19 .....................................................   1,345,000      1,392,976
Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ..................   2,210,000      2,251,261
Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12 .................................   1,210,000      1,227,001
First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 .........   3,700,000      3,967,843
Florida HFA,
   General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .......................................   2,980,000      3,089,962
   Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .................................   4,860,000      5,111,991
   MFH, Citrus Meadows Apartments Project, Series Q, 7.65%, 6/20/31 ............................   4,000,000      4,037,200
   MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ...................................   3,410,000      3,458,354
   MFHR, Refunding, Series A, 6.95%, 10/01/21 ..................................................   2,900,000      2,902,755
   Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ................................   5,000,000      5,126,250
   Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..............................   2,000,000      2,052,240
   Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..............................   1,300,000      1,374,464
   SFMR, Series A, 8.60%, 7/01/16 ..............................................................     165,000        165,205
Florida HFC Revenue,
   Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .........................   5,000,000      5,203,100
   Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...................................   5,600,000      5,934,320
   Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ..................   1,250,000      1,312,325
   Housing Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .....................   3,505,000      3,698,266
   Housing Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .........................   3,000,000      3,241,020
Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29 ................   1,500,000      1,614,765
Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal Program,
   FGIC Insured, 5.50%, 10/01/23 ...............................................................   7,000,000      7,268,380
Florida State Board of Education Capital Outlay GO, Public Education,
   Refunding, Series D, 5.75%, 6/01/22 .........................................................  25,900,000     28,117,040
   Refunding, Series D, 6.00%, 6/01/23 .........................................................  15,000,000     17,388,900
   Series B, Pre-Refunded, 5.875%, 6/01/24 .....................................................   5,000,000      5,532,100
   Series C, FGIC Insured, 5.75%, 6/01/29 ......................................................   5,000,000      5,401,800
   Series F, FGIC Insured, 5.50%, 6/01/26 ......................................................  10,000,000     10,326,300
Florida State Board Regent Housing Revenue,
   University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 ...............................   8,650,000      9,307,227
   University of Florida, FGIC Insured, 5.75%, 7/01/25 .........................................   3,400,000      3,682,778
   University of Florida, FGIC Insured, 5.25%, 7/01/30 .........................................   2,060,000      2,105,835
Florida State Community Services Corp. Walton County Water and Sewer Revenue,
   7.00%, 3/01/18 ..............................................................................   2,045,000      2,165,491
   Pre-Refunded, 7.00%, 3/01/18 ................................................................     505,000        537,365


                                                                              63
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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Florida State Correctional Privatization Commission COP, Correctional Facility
   Bay Project, MBIA Insured, 6.00%, 8/01/15 ...................................................   $ 6,000,000    $ 6,553,860
Florida State Department of Corrections COP, Okeechobee Correctional Facility,
   AMBAC Insured, 6.25%, 3/01/15 ...............................................................     2,960,000      3,240,490
Florida State Department of General Services Division Facilities Management
   Revenue, Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 .....................    10,000,000     10,454,000
Florida State Mid-Bay Bridge Authority Revenue,
   Exchangeable, 6.05%, 10/01/22 ...............................................................     7,000,000      7,271,740
   Exchangeable, Series A, 5.95%, 10/01/13 .....................................................    13,505,000     14,440,897
   Exchangeable, Series D, 6.10%, 10/01/22 .....................................................    17,240,000     17,970,114
   Series A, 8.00%, 10/01/06 ...................................................................     2,480,000      2,562,534
   Series A, 7.50%, 10/01/17 ...................................................................    14,250,000     14,719,538
   Series A, ETM, 6.875%, 10/01/22 .............................................................     6,000,000      7,534,260
Florida State Turnpike Authority Revenue, Department of Transportation,
   Series A, FGIC, Insured, 5.50%, 7/01/21 .....................................................     5,000,000      5,166,000
   Series B, 5.00%, 7/01/30 ....................................................................     3,455,000      3,423,490
Gainesville Utilities Systems Revenue,
   Series A, 5.20%, 10/01/26 ...................................................................     7,590,000      7,706,279
   Series B, 6.00%, 10/01/17 ...................................................................     3,500,000      3,612,245
Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ......     5,395,000      5,814,084
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%,
   12/20/18 ....................................................................................     1,240,000      1,283,921
Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
   5.25%, 11/15/20 .............................................................................    11,000,000     10,803,430
   Refunding, 5.25%, 11/15/28 ..................................................................     2,750,000      2,668,435
   Series A, 6.00%, 11/15/31 ...................................................................    16,000,000     16,529,920
Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured, 5.125%,
   3/01/20 .....................................................................................     1,000,000      1,019,180
Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B, FGIC
   Insured, 5.875%, 10/01/23 ...................................................................     5,000,000      5,371,650
Hillsborough County Capital Improvement Revenue, County Center Project, Second Series,
   Pre-Refunded,
   6.625%, 7/01/12 .............................................................................     8,300,000      8,741,809
   6.75%, 7/01/22 ..............................................................................     1,250,000      1,317,788
Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%, 4/01/30 ..........     5,000,000      5,195,750
Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ......................     5,300,000      5,476,490
Hillsborough County School Board COP,
   Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ...............................     5,000,000      5,192,450
   Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ................................     5,000,000      5,112,950
   MBIA Insured, 5.375%, 7/01/26 ...............................................................     8,000,000      8,186,400
   Series B, MBIA Insured, 5.125%, 7/01/26 .....................................................     5,000,000      5,030,600
Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 .........     1,000,000      1,085,930
Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC Insured,
   5.875%, 10/01/25 ............................................................................     5,000,000      5,294,600
Jacksonville Electric Authority Revenue, Water and Sewer,
   Series A, 6.125%, 10/01/39 ..................................................................    20,330,000     22,328,236
   Series B, FGIC Insured, 5.40%, 10/01/20 .....................................................     3,000,000      3,119,310
Jacksonville Health Facilities Authority IDR, National Benevolent-Cypress Village, Series A,
   7.05%, 3/01/24 ..............................................................................       500,000        537,540
   7.10%, 3/01/30 ..............................................................................     1,220,000      1,315,599
Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
   6.60%, 2/01/21 ..............................................................................     1,750,000      1,810,025
Jacksonville Transportation Revenue, MBIA Insured,
   5.25%, 10/01/29 .............................................................................    10,000,000     10,187,600
   5.00%, 10/01/31 .............................................................................    25,000,000     24,845,000
Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ...................     5,000,000      5,238,200
Lakeland Hospital System Revenue, Lakeland Regional Health System, Series A, MBIA Insured,
   5.50%, 11/15/26 .............................................................................    10,000,000     10,439,800
Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%,
   10/01/17 ....................................................................................     4,500,000      4,940,145
Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 .............................    11,405,000     12,440,346
Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System, Series A,
   MBIA Insured, 5.875%, 4/01/24 ...............................................................    18,000,000     19,257,300
Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
   Refunding, Series A, 5.50%, 11/15/29 ........................................................     4,000,000      3,599,400
   Series A, 5.50%, 11/15/21 ...................................................................     7,500,000      6,891,225
Lee County IDAR, Bonita Springs Sewer Project, Asset Guaranteed,
   7.20%, 11/01/11 .............................................................................     5,000,000      5,134,500
   7.25%, 11/01/20 .............................................................................     2,000,000      2,053,960


64
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FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
   10/01/04 ....................................................................................   $ 1,945,000    $ 1,989,327
   10/01/05 ....................................................................................     1,175,000      1,201,778
   10/01/06 ....................................................................................     1,305,000      1,334,741
   10/01/11 ....................................................................................     4,600,000      4,704,328
Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ....................     5,000,000      5,303,700
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
   Capital Improvement, Series A, Pre-Refunded, 7.375%, 7/01/11 ................................     1,250,000      1,324,088
   Capital Improvement, Series A, Pre-Refunded, 7.50%, 7/01/21 .................................     2,115,000      2,242,492
   Refunding, Series A, 6.125%, 7/01/18 ........................................................     7,000,000      7,179,690
Manatee County HFA, SFMR, Series A, GNMA Secured, 6.85%, 11/01/23 ..............................     2,965,000      3,025,664
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ...................     5,575,000      6,371,779
Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ............................     5,000,000      4,968,750
Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%, 10/01/24 ..       735,000        801,231
Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 ...............................     6,000,000      6,136,380
Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ..............     2,000,000      2,021,060
Miami Beach Water and Sewer, AMBAC Insured, 5.00%, 9/01/30 .....................................     7,000,000      6,957,510
Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured, 5.75%,
   4/01/29 .....................................................................................    10,000,000     10,793,100
Miami-Dade County HFA,
   MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ...................................     2,015,000      2,040,973
   MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ...................................       430,000        438,372
   MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ...................................     1,500,000      1,521,420
Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 .............     4,500,000      4,895,865
Miami-Dade County School Board COP, Series A, MBIA Insured, 5.00%, 5/01/31 .....................    10,000,000      9,877,400
Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured, 5.00%, 10/01/37 .......     2,345,000      2,321,691
Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%, 10/01/25 .     6,500,000      7,293,260
Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ........................     5,000,000      5,102,450
North Broward Hospital District Revenue,
   Improvement, 6.00%, 1/15/31 .................................................................    25,530,000     26,281,859
   Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ....................................    10,000,000     10,221,700
   Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 .....................................    19,370,000     20,369,879
North Miami Health Facilities Authority Revenue, Catholic Health Services
   Obligation Group, 6.00%,
   8/15/16 .....................................................................................     2,000,000      2,134,220
   8/15/24 .....................................................................................     1,750,000      1,830,640
North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ......................     1,500,000      1,589,820
Northern Palm Beach County Water Control District Revenue, Unit Development
   No. 31, Project 2,
   6.75%, 11/01/07 .............................................................................       725,000        774,017
   6.625%, 11/01/13 ............................................................................     1,470,000      1,549,439
Orange County HFAR,
   Adventist Health System, 6.375%, 11/15/20 ...................................................     3,000,000      3,225,570
   Adventist Health System, 6.50%, 11/15/30 ....................................................    10,750,000     11,549,478
   Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ................................     1,000,000      1,027,490
   Mayflower Retirement Project, Refunding, Asset Guaranteed, 5.25%, 6/01/29 ...................     4,000,000      4,026,960
   MBIA Insured, 6.00%, 11/01/24 ...............................................................       285,000        299,843
   Regional Healthcare System, Series E, 6.00%, 10/01/26 .......................................    12,000,000     12,567,480
Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .................     2,240,000      2,304,982
Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .......................     5,050,000      5,551,718
Orange County Tourist Development Tax Revenue,
   AMBAC Insured, 5.50%, 10/01/31 ..............................................................    10,500,000     10,943,730
   Refunding, MBIA Insured, 5.125%, 10/01/20 ...................................................    10,000,000     10,156,600
Orlando and Orange County Expressway Authority Expressway Revenue,
   junior lien, FGIC Insured, 5.00%, 7/01/28 ...................................................    23,500,000     23,463,810
   senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ............................................       265,000        309,226
Orlando Community RDA, Tax Increment Revenue, Series A,
   6.50%, 10/01/11 .............................................................................     2,155,000      2,202,949
   6.75%, 10/01/16 .............................................................................     2,585,000      2,643,318
Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 4/01/13 ........     3,500,000      3,727,080

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                 AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Osceola County IDAR, Community Provider Pooled Loan Program,
   Series A, FSA Insured, 7.75%, 7/01/10 .......................................................   $ 3,931,000    $ 4,033,678
   Series C, FSA Insured, 7.60%, 7/01/10 .......................................................       750,000        760,515
Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ..................................    10,000,000     10,013,400
Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement,
   AMBAC Insured,
   6.125%, 9/01/07 .............................................................................       270,000        273,110
   6.25%, 9/01/13 ..............................................................................       685,000        692,905
Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ............     5,000,000      5,448,450
Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project, Series A,
   5.90%, 6/01/38 ..............................................................................     1,000,000      1,011,450
Palm Beach County HFA, SFM Purchase Revenue, Series B, GNMA Secured, 7.60%, 3/01/23 ............     2,850,000      2,913,071
Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 .....................     3,650,000      3,410,232
Palm Beach County IDR,
   Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.55%, 12/01/16 ...............     1,755,000      1,876,253
   Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.625%, 12/01/26 ..............     4,000,000      4,268,720
   South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ...................................     5,000,000      5,214,350
Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured, 5.125%,
   11/01/30 ....................................................................................    10,000,000     10,042,500
Palm Beach County School Board COP, Series A,
   AMBAC Insured, 5.125%, 8/01/24 ..............................................................    15,000,000     15,180,600
   FGIC Insured, 6.00%, 8/01/22 ................................................................     5,000,000      5,822,750
Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 .............................     5,615,000      6,010,801
Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA Secured,
   6.40%, 7/15/23 ..............................................................................       940,000        958,988
Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured, 5.00%,
   11/15/30 ....................................................................................    11,500,000     11,325,545
Pinellas County HFA, SF Housing Revenue, Multi-County Program, Series A-1, GNMA Secured, 5.30%,
   9/01/30 .....................................................................................     1,500,000      1,508,265
Pinellas County PCR, Florida Power and Light Co., Refunding, 7.20%, 12/01/14 ...................    12,200,000     12,544,284
Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc., Pre-Refunded,
   7.625%, 12/01/12 ............................................................................     1,500,000      1,622,010
   7.75%, 12/01/22 .............................................................................     3,000,000      3,248,550
Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 .............     2,350,000      2,563,051
Polk County HFAR, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ............................     2,035,000      2,067,947
Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30 ...    20,500,000     21,431,315
Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ..........       575,000        650,400
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series A, MBIA Insured, 5.00%, 7/01/38 ......................................................    12,800,000     12,862,592
   Series B, 6.00%, 7/01/39 ....................................................................     5,000,000      5,617,150
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
   Cogen Facilities, 6.625%, 6/01/26 ...........................................................     6,000,000      6,565,500
Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Series A,
   6.20%, 10/01/14 .............................................................................    14,350,000     14,643,027
Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ..........     4,290,000      4,493,518
Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 .....................     5,250,000      5,616,188
Sarasota County Utilities System Revenue, FGIC Insured,
   5.75%, 10/01/27 .............................................................................    18,000,000     19,132,920
   Refunding, Series A, 5.25%, 10/01/25 ........................................................     9,000,000      9,185,940
Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 .........     5,000,000      5,532,650
South Florida Water Management District Special Obligation, Land Acquisition Bonds, AMBAC
   Insured, 6.00%, 10/01/15 ....................................................................     1,000,000      1,075,160
St. John's County IDA, IDR, Professional Golf Hall of Fame Project, MBIA Insured, Pre-Refunded,
   5.80%, 9/01/16 ..............................................................................     4,660,000      5,235,696
St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, Refunding,
   7.50%, 8/01/04 ..............................................................................       125,000        127,685
St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ..    10,000,000     11,181,200
St. Petersburg Health Facilities Authority Revenue, Allegany Health System, Series A, MBIA
   Insured, Pre-Refunded, 7.00%, 12/01/15 ......................................................    10,500,000     10,821,090
Sunrise Lakes Recreation District GO, Phase 4,
   Refunding, AMBAC Insured, 5.25%, 8/01/24 ....................................................     4,320,000      4,409,986
   Series A, Pre-Refunded, 6.75%, 8/01/15 ......................................................     3,080,000      3,533,684
   Series A, Pre-Refunded, 6.75%, 8/01/24 ......................................................     6,120,000      7,021,476
Sunrise Special Tax District No. 1, Refunding, 6.375%,
   11/01/08 ....................................................................................     3,485,000      3,575,262
   11/01/21 ....................................................................................    12,390,000     12,710,901
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ....................     2,550,000      2,655,723
Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ..................     3,400,000      3,708,720
Tallahassee Health Facilities Revenue, Tallahassee Memorial Healthcare Project,
   6.375%, 12/01/30 ............................................................................     2,500,000      2,652,775

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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
FLORIDA TAX-FREE INCOME FUND                                                                        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
   6.75%, 12/01/17 ............................................................................. $ 1,180,000   $    1,215,400
   6.50%, 12/01/23 .............................................................................   7,000,000        7,904,890
Tampa Bay Water Utilities Systems Revenue, FGIC Insured, 5.75%, 10/01/29 .......................  25,000,000       28,618,500
Tampa Florida Sports Authority Revenue, Sales Tax Payments, Stadium Project, 5.25%, 1/01/27 ....   5,860,000        5,973,625
Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18 ................   2,000,000        2,046,420
Tampa Sports Authority Revenue,
  Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ...................   1,000,000        1,164,180
  Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ...................   1,715,000        1,999,656
  Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ...................   2,695,000        3,184,924
  Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 .................   6,800,000        7,614,164
Tampa Water and Sewer Revenue,
  5.50%, 10/01/29 ..............................................................................  14,490,000       16,305,452
  Refunding, Series A, 5.00%, 10/01/26 .........................................................   2,500,000        2,502,025
  sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ..........................................   1,330,000        1,333,990
Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ..........  10,000,000       10,027,900
Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ................   6,000,000        6,690,960
Viera East CDD,
   Special Assessment, 8.625%, 5/01/14 .........................................................  10,640,000       11,372,670
   Special Assessment, ETM, 7.50%, 5/01/03 .....................................................     770,000          801,039
   Special Assessment, Pre-Refunded, 8.50%, 5/01/04 ............................................     655,000          698,918
   Special Assessment, Pre-Refunded, 7.50%, 5/01/12 ............................................   5,225,000        5,495,655
   Special Assessment, Refunding, 6.30%, 5/01/26 ...............................................   7,355,000        7,700,611
   Special Assessment, Refunding, Series A, 6.00%, 5/01/14 .....................................  11,295,000       11,478,657
   Special Assessment, Series B, ETM, 6.75%, 5/01/14 ...........................................   7,490,000        7,671,033
   Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ...................  11,340,000       11,583,810
   Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ..............................     465,000          473,547
   Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ..............................   4,580,000        4,678,470
   Water and Sewer Revenue, 7.875%, 5/01/03 ....................................................   1,770,000        1,810,462
   Water and Sewer Revenue, 6.75%, 5/01/09 .....................................................   2,850,000        2,962,376
Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ..............  10,000,000       10,168,700
Volusia County Educational Facility Authority Revenue,
   Educational Facilities, Embry Riddle University, Refunding, Series B, AMBAC
   Insured, 5.25%, 10/15/22 ....................................................................   2,000,000        2,056,760
   Educational Facilities, Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ......   5,000,000        5,101,400
   Embry Riddle Aeronautical University, Connie Lee Insured, Pre-Refunded, 6.625%, 10/15/22 ....     500,000          532,405
Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 .............   5,000,000        5,232,450
West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ........................   1,950,000        2,136,927
West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ..............................   6,450,000        6,618,023
West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ..........................   5,000,000        5,183,300
                                                                                                                -------------
TOTAL BONDS ....................................................................................                1,561,248,986
                                                                                                                -------------
ZERO COUPON BONDS 6.5%
Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 ...........................   7,505,000        1,123,048
Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, 10/01/08 ...   3,670,000        2,767,987
Clay County Housing Finance Authority Revenue, SFMR, GNMA Secured, 4/01/33 .....................   4,015,000          482,402
Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded,
8/01/18 ........................................................................................  17,020,000        5,888,069
Duval County Housing Finance Authority SFMR, Capital Appreciation, GNMA Secured, 10/01/32 ......   5,000,000          620,250
Florida HFC Revenue,
   Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/1930 ..................  10,000,000        1,435,900
   Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/2017 ....................   3,060,000        1,337,954
   Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/2029 ....................  48,690,000       10,430,372
Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
   10/01/25 ....................................................................................   9,845,000        2,690,737
   10/01/26 ....................................................................................   2,500,000          646,050
Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
   10/01/20 ....................................................................................   3,090,000        1,171,790
   10/01/21 ....................................................................................   2,585,000          928,041
   10/01/22 ....................................................................................   3,090,000        1,045,502

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON BONDS (CONT.)
Fort Pierce Utilities Authority Revenue,
Capital Appreciation, Series B, AMBAC Insured, (cont.)
   10/01/23 ....................................................................................  $3,060,000       $979,200
   10/01/24 ....................................................................................   2,560,000        769,306
Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 ..................   3,170,000        491,001
Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 .......................   5,770,000      3,144,073
Melbourne Water and Sewer Revenue, Capital Appreciation, FGIC Insured, ETM, 10/01/26 ...........   1,500,000        404,175
Miami-Dade County Special Obligation,
   sub. lien, Refunding, Series A, MBIA Insured, 10/01/2025 ....................................  22,365,000      6,040,339
   Sub Series B, MBIA Insured, 10/01/36 ........................................................   5,635,000        803,775
   Sub Series C, MBIA Insured, 10/01/28 ........................................................   8,305,000      1,870,618
Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1, FNMA Insured, 4/01/32 .....   5,655,000        798,825
Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 ............................   3,270,000        474,869
Port Everglades Authority Port Improvement Revenue,
   Capital Appreciation, 9/01/10 ...............................................................  24,525,000     16,557,315
   Capital Appreciation, ETM, 9/01/10 ..........................................................  25,475,000     17,427,193
   Refunding, Series A, 9/01/02 ................................................................  10,575,000     10,299,944
   Refunding, Series A, 9/01/03 ................................................................   9,075,000      8,563,895
   Refunding, Series A, 9/01/04 ................................................................   3,550,000      3,222,300
Port Saint Lucie Utility Revenue, MBIA Insured, 9/01/29 ........................................  20,000,000      4,021,200
Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
   11/01/09 ....................................................................................   1,365,000        971,115
   11/01/12 ....................................................................................   1,780,000      1,077,715
   11/01/15 ....................................................................................   2,180,000      1,109,445
                                                                                                              -------------
TOTAL ZERO COUPON BONDS ........................................................................                109,594,405
                                                                                                              -------------
TOTAL LONG TERM INVESTMENTS (COST $1,558,847,461) ..............................................              1,670,843,391
                                                                                                              -------------
(a)SHORT TERM INVESTMENTS .3%
Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 2.40%,
5/01/29 ........................................................................................   2,600,000      2,600,000
Nassau County Solid Waste System Revenue, Refunding, Weekly VRDN and Put, 2.10%, 7/01/13 .......     400,000        400,000
Orange County School Board COP, Series B, Daily VRDN and Put, 2.50%, 8/01/25 ...................     400,000        400,000
Pinellas County Health Facilities Authority Revenue,
   Health Care Facilities, Mease, Series A, Weekly VRDN and Put, 2.10%, 11/01/15 ...............     500,000        500,000
   Pooled Hospital Loan Program, Refunding, AMBAC Insured, Daily VRDN and Put, 2.55%, 12/01/15 .   1,000,000      1,000,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ................................     100,000        100,000
   Sarasota County Revenue, Sarasota Family YMCA Project,Weekly VRDN and Put, 2.10%, 10/01/21 ..     200,000        200,000
                                                                                                              -------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,200,000) .................................................                  5,200,000
                                                                                                              -------------
TOTAL INVESTMENTS (COST $1,564,047,461) 98.7% ..................................................              1,676,043,391
OTHER ASSETS, LESS LIABILITIES 1.3% ............................................................                 22,340,820
                                                                                                              -------------
NET ASSETS 100.0% ..............................................................................             $1,698,384,211
                                                                                                             ==============




See glossary of terms on page 103.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                       SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                       AUGUST 31, 2001  -----------------------------------------------------------
CLASS A                                                   (UNAUDITED)    2001        2000           1999         1998       1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                  $11.73            $11.03       $12.07        $12.12      $11.86     $11.88
                                                    -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a)                                .29               .59          .59           .61         .63        .65
 Net realized and unrealized gains (losses)               26               .70        (1.03)          .01         .27       (.02)
                                                    -------------------------------------------------------------------------------
Total from investment operations                         .55              1.29         (.44)          .62         .90        .63
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                  (.30)             (.59)        (.60)         (.61)       (.64)      (.65)
 Net realized gains                                       --                --           --(d)       (.06)         --         --
                                                    -------------------------------------------------------------------------------
Total distributions                                     (.30)             (.59)        (.60)         (.67)       (.64)      (.65)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                        $11.98            $11.73       $11.03        $12.07      $12.12     $11.86
                                                    ===============================================================================
Total return(b)                                         4.73%            11.93%       (3.71)%        5.22%       7.75%      5.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $170,441          $163,352     $151,670      $164,669    $149,642   $139,903
Ratios to average net assets:
 Expenses                                               .75%(c)            .76%         .75%          .76%       .76%        .75%
 Net investment income                                 4.84%(c)           5.15%        5.14%         5.00%      5.28%       5.49%
Portfolio turnover rate                                7.98%             18.67%       46.90%        12.84%     14.77%      17.47%

CLASS C

-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                  $11.81            $11.10       $12.15        $12.19     $11.92      $11.92
                                                    -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a)                                .26               .53          .53           .54        .57         .58
 Net realized and unrealized gains (losses)              .25               .71        (1.05)          .02        .27        (.01)
                                                    -------------------------------------------------------------------------------
Total from investment operations                         .51              1.24         (.52)          .56        .84         .57
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                  (.26)             (.53)        (.53)         (.54)      (.57)      (.57)
 Net realized gains                                       --                --           --(d)       (.06)        --         --
                                                    -------------------------------------------------------------------------------
Total distributions                                     (.26)             (.53)        (.53)         (.60)      (.57)      (.57)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                        $12.06            $11.81       $11.10       $ 12.15    $ 12.19    $ 11.92
                                                    ===============================================================================
Total return(b)                                         4.40%            11.36%       (4.32)%        4.70%      7.19%      4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                    $21,922          $ 16,780     $ 14,811      $ 17,277    $ 9,107    $ 4,484
Ratios to average net assets:
 Expenses                                               1.30%(c)          1.31%        1.30%         1.31%      1.32%      1.32%
 Net investment income                                  4.29%(c)          4.60%        4.58%         4.45%      4.72%      4.87%
Portfolio turnover rate                                 7.98%            18.67%       46.90%        12.84%     14.77%     17.47%



(a)Based on average shares outstanding effective year ended February 29, 2000.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized
(d)The fund made a capital gain distribution of $.002.

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
Albany Sewer System Revenue, MBIA Insured, 5.00%, 7/01/22 ......................................  $2,035,000   $  2,047,495
Atlanta Airport Facilities Revenue,
   Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ...........................................   5,000,000      5,257,000
   Refunding, Series A, FGIC Insured, 5.60%, 1/01/30 ...........................................   5,000,000      5,280,350
   Series B, AMBAC Insured, 6.00%, 1/01/21 .....................................................     575,000        611,875
   Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/21 .......................................     525,000        578,713
Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 .........   1,500,000      1,596,405
Atlanta Downtown Development Authority Revenue, Underground Atlanta Project,
   Refunding, 6.25%, 10/01/16 ..................................................................   2,000,000      2,110,320
Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ...........................................   5,000,000      5,588,800
Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured, 6.375%,
   3/01/23 .....................................................................................   1,480,000      1,533,058
Atlanta Urban Residential Finance Authority MFHR,
   Defoors Ferry Manor Project, 5.90%, 10/01/18 ................................................   1,700,000      1,796,322
   Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ............................................   1,040,000      1,104,376
   Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ...........................................   1,560,000      1,632,368
Atlanta Water and Wastewater Revenue, Refunding, Series A, FGIC Insured, 5.00%,
   11/01/29 ....................................................................................   2,000,000      2,004,420
   11/01/38 ....................................................................................   5,000,000      4,924,900
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
   5.25%, 12/01/22 .............................................................................   2,500,000      2,201,875
   5.375%, 12/01/28 ............................................................................   2,000,000      1,761,480
Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 ............................................   1,000,000      1,035,060
Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project, Refunding,
   5.55%, 3/01/26 ..............................................................................   4,000,000      3,755,880
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st Series, 6.10%,
   4/01/25 .....................................................................................   1,000,000      1,006,280
Clayton County Development Authority Revenue, Gateway Village Project, Series A, 6.00%, 8/01/23    3,500,000      3,855,565
Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ..............     995,000      1,033,676
Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%, 2/01/07 .      95,000        106,067
College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 ............   2,000,000      2,160,740
Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 .......................   2,460,000      2,411,169
Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ..................   1,000,000      1,095,220
Dalton Development Authority Revenue, MBIA Insured, 5.50%, 8/15/26 .............................   1,000,000      1,093,430
De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 .......................................   3,000,000      3,015,120
Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%,
   6/01/26 .....................................................................................   3,000,000      3,007,200
   6/01/30 .....................................................................................   3,000,000      2,995,230
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA Insured,
   6.50%, 7/01/24 ..............................................................................     910,000        930,675
Forsyth County GO, 5.75%, 2/01/19 ..............................................................   1,500,000      1,632,900
Fulton County Building Authority Revenue,
   Human Resources and Government Facilities Program, 7.10%, 1/01/15 ...........................     750,000        767,483
   Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ...............................   1,000,000      1,022,180
Fulton County Development Authority Revenue, Georgia Tech Foundation, Sac II Project, Series A,
   5.25%, 11/01/30 .............................................................................   3,000,000      3,058,950
Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
   5.45%, 5/01/23 ..............................................................................   1,000,000        966,640
Georgia Municipal Electric Authority Power Revenue, Series W,
   6.60%, 1/01/18 ..............................................................................     955,000      1,152,752
   Pre-Refunded, 6.60%, 1/01/18 ................................................................      45,000         54,433
Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%,
   6/01/24 .....................................................................................   1,750,000      1,752,328
Georgia Private Colleges and Universities Authority Student Housing Revenue,
   Mercer Housing Corp. Project, Series A, 6.00%, 6/01/24 ......................................   2,550,000      2,575,041
Georgia State GO, Series D, 5.00%, 10/01/18 ....................................................   3,000,000      3,074,640
Georgia State HFAR,
   Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ...............................   2,335,000      2,401,244
   Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ................................     330,000        342,065
   MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ......................   1,000,000      1,169,340
   MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ....................   1,000,000      1,047,570
   SF, Sub Series C-2, 5.95%, 12/01/31 .........................................................   4,995,000      5,190,904
   SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ..............................................   1,000,000      1,037,780
   SFM, Sub Series B-2, 5.85%, 12/01/28 ........................................................   2,875,000      2,983,244
Georgia State Residential Finance Authority Home Ownership Mortgage Revenue, Series B, FHA
   Insured, 7.00%, 12/01/12 ....................................................................     495,000        509,009
Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding, AMBAC
   Insured, 6.00%, 7/01/29 .....................................................................   5,000,000      5,485,150

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%, 10/01/23 ....  $3,300,000   $  3,800,775
Liberty County IDR, Leconte Property Inc. Project, Refunding, 7.875%, 12/01/14 .................     850,000        881,153
Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
   Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ............................................   1,800,000      1,927,800
   Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ............................................   1,100,000      1,174,646
   Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ............................................   1,000,000      1,077,110
   Series B, FSA Insured, 5.75%, 9/01/14 .......................................................     800,000        857,408
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
   Healthcare System, MBIA Insured, 5.50%, 8/01/25 .............................................   7,500,000      7,771,875
Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%, 10/01/26 .......   1,000,000      1,069,420
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured,
   Pre-Refunded, 6.90%, 7/01/20 ................................................................   5,930,000      6,680,204
Monroe County Development Authority PCR,
   Georgia Power Co., Scherer Project, senior lien, First Series, 5.75%, 9/01/23 ...............   1,000,000      1,003,110
   Oglethorpe Power Co., Scherer Project, Refunding, Series A, 6.80%, 1/01/12 ..................   1,500,000      1,787,655
Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC
   Insured, 6.10%, 2/01/24 .....................................................................   4,500,000      4,950,270
Polk County Water Authority Water and Sewage Revenue, Refunding, MBIA Insured, 7.00%, 12/01/15 .     100,000        100,966
Private Colleges and Universities Authority Revenue,
   Emory University Project, Series A, 5.50%, 11/01/25 .........................................  10,000,000     10,445,100
   Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 .............................   3,000,000      3,020,880
   Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29 ........................   2,000,000      2,034,940
Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 ....................   2,000,000      2,053,560
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
   7.90%, 7/01/07 ..............................................................................      15,000         15,059
   7.50%, 7/01/09 ..............................................................................       5,000          5,017
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series U, 6.00%, 7/01/14 .........................................................   1,000,000      1,071,760
   Series T, 6.00%, 7/01/16 ....................................................................   1,000,000      1,069,260
Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
Project, 5.80%, 12/01/20 .......................................................................   1,500,000      1,524,375
Rockdale County Water and Sewer Authority Revenue, Refunding,
   FSA Insured, 5.00%, 7/01/22 .................................................................   1,500,000      1,506,645
   Series A, MBIA Insured, 5.375%, 7/01/29 .....................................................   5,000,000      5,171,850
Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12 ......................   1,000,000      1,036,980
(b)Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded,
   6.20%, 7/01/23 ..............................................................................   2,000,000      2,166,340
(b)Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 ......   4,600,000      4,626,818
St. Mary's Housing Authority MFMR,
   Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 ...............     500,000        503,045
   Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 .....................................     700,000        703,045
Tift County School District GO, MBIA Insured, 6.125%, 2/01/15 ..................................   2,330,000      2,360,407
Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 .......................   1,550,000      1,582,798
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
   5.40%, 10/01/12 .............................................................................     850,000        896,776
   5.50%, 10/01/22 .............................................................................   1,200,000      1,225,716
   5.625%, 10/01/25 ............................................................................   1,530,000      1,576,481
Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured,
   Pre-Refunded, 7.00%, 10/01/10 ...............................................................   1,500,000      1,534,905
Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured, 6.00%,
   2/01/21 .....................................................................................     750,000        817,478
Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%, 3/01/25    3,000,000      3,078,120
White County IDAR, Springs Industries Inc., Refunding, 6.85%, 6/01/10 ..........................   1,780,000      1,845,161
                                                                                                                -----------
TOTAL LONG TERM INVESTMENTS (COST $178,360,527) ................................................                188,709,630
                                                                                                                -----------

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS 3.8%
Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Daily VRDN and
   Put, 2.45%, 9/01/29 .........................................................................  $2,100,000     $2,100,000
Bartow County Development Authority PCR, Georgia Power Co. Bowen, First Series, Daily VRDN and
   Put, 2.45%, 6/01/23 .........................................................................   1,700,000      1,700,000
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 4th Series, Daily VRDN
   and Put, 2.45%, 9/01/25 .....................................................................   1,000,000      1,000,000
Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 2.40%, 11/01/15 ......................   2,100,000      2,100,000
Monroe County Development Authority PCR, Georgia Power Co., Plant Scherer, Daily VRDN and Put,
   2.45%, 9/01/29...............................................................................     400,000        400,000
                                                                                                               ------------
TOTAL SHORT TERM INVESTMENTS (COST $7,300,000)..................................................                  7,300,000
                                                                                                               ------------
TOTAL INVESTMENTS (COST $185,660,527) 101.9% ...................................................                196,009,630
OTHER ASSETS, LESS LIABILITIES (1.9)% ..........................................................                 (3,645,778)
                                                                                                               ------------
NET ASSETS 100.0% ..............................................................................               $192,363,852
                                                                                                               ============



See glossary of terms on page 103.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                        SIX MONTHS ENDED                  YEAR ENDED FEBRUARY 28,
                                                         AUGUST 31, 2001  --------------------------------------------------------
                                                           (UNAUDITED)      2001        2000        1999        1998        1997
                                                        ----------------  --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................     $  11.03       $  10.42    $  11.47    $  11.45    $  11.05    $  11.04
                                                           --------       --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income(a) ...........................          .28            .57         .58         .59         .61         .61
  Net realized and unrealized gains (losses) .........          .25            .61       (1.04)        .03         .40         .01
                                                           --------       --------    --------    --------    --------    --------
Total from investment operations .....................          .53           1.18        (.46)        .62        1.01         .62
                                                           --------       --------    --------    --------    --------    --------
Less distributions from net investment income ........         (.29)          (.57)       (.59)       (.60)       (.61)       (.61)
                                                           --------       --------    --------    --------    --------    --------
Net asset value, end of period .......................     $  11.27       $  11.03    $  10.42    $  11.47    $  11.45    $  11.05
                                                           ========       ========    ========    ========    ========    ========
Total return(b) ......................................         4.87%         11.65%      (4.13)%      5.51%       9.38%       5.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................     $ 87,670       $ 76,369    $ 63,964    $ 64,516    $ 54,211    $ 44,289

Ratios to average net assets:
  Expenses ...........................................          .45%(c)        .45%        .45%        .42%        .35%        .34%
  Expenses excluding waiver and payments by affiliates          .81%(c)        .82%        .81%        .81%        .81%        .81%
  Net investment income ..............................         5.04%(c)       5.34%       5.31%       5.12%       5.40%       5.63%
Portfolio turnover rate ..............................         3.21%         12.80%      16.31%      10.49%      26.61%      24.81%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


                      See notes to financial statements.                      73

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                         PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                     AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------  ----------  ----------
LONG TERM INVESTMENTS 97.2%
BONDS 95.9%
Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ......................................  $  700,000  $  726,453
Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ................................   1,000,000   1,022,240
Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding, Series A, 6.50%, 11/15/22 ....     710,000     735,326
Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 ..............................   1,140,000   1,234,210
Campbell and Kenton County Sanitation District No.1 Sanitation District Revenue, Series A, FSA Insured,
 5.00%, 8/01/24 .......................................................................................   2,000,000   2,001,560
Carroll County PCR, Kentucky Utilities Co. Project, Collateralized, Series B, 6.25%, 2/01/18 ..........     325,000     333,044
Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 .............   1,000,000   1,032,610
Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
 5.125%, 8/01/20 ......................................................................................   1,015,000   1,039,238
Danville Multi-City Lease Revenue,
    Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 ............................................   1,500,000   1,643,595
    Housing Authority, Jefferson County, 6.50%, 3/01/19 ...............................................     125,000     129,475
    Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ...............................................     100,000     105,062
Daviess County Hospital Revenue, Odch Inc., Series A, MBIA Insured,6.25%,
    8/01/12 ...........................................................................................     100,000     105,326
    8/01/22 ...........................................................................................     210,000     221,185
Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC Insured, 6.40%, 5/01/08     100,000     102,525
Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office of the
 Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 ....................................   2,000,000   2,034,180
Fayette County School District Finance Corp. School Building Revenue,
    5.50%, 9/01/18 ....................................................................................   2,500,000   2,654,275
    Series A, AMBAC Insured, 5.25%, 4/01/20 ...........................................................   2,160,000   2,255,213
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
 Series A, MBIA Insured, 6.10%, 1/01/24 ...............................................................   1,805,000   1,826,913
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .............................................     400,000     423,408
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 .................................     225,000     238,766
Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%, 5/01/26 .......   1,000,000   1,070,720
Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 ...................   1,500,000   1,624,890
Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%, 1/01/31 ......   2,620,000   2,607,817
Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ..............   2,035,000   1,943,649
Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 ........     125,000     128,378
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    AMBAC Insured, 6.50%, 5/01/15 .....................................................................     750,000     781,868
    AMBAC Insured, 6.55%, 5/01/22 .....................................................................     720,000     750,823
    Refunding, AMBAC Insured, 5.75%, 1/01/26 ..........................................................   1,000,000   1,064,320
Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ...................   1,930,000   2,023,682
Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ................................................     450,000     479,120
Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA Insured,
 5.25%, 7/01/18 .......................................................................................   1,500,000   1,571,640
Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ................   2,500,000   2,607,100
Kenton County Airport Board Revenue,
    Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 ........   1,230,000   1,321,340
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 .........................     445,000     459,187
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 ........................     325,000     334,532
    Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 .........................     445,000     458,252
Kenton County Water District No. 1 Waterworks Revenue, Refunding, FGIC Insured, 6.375%, 2/01/17 .......     155,000     161,775
Kentucky Area Development Districts Financing Trust Lease Program Revenue,
    City of Ewing, Series C, 6.00%, 6/01/30 ...........................................................   1,285,000   1,343,879
    City of Ewing, Series E, 5.70%, 6/01/22 ...........................................................   1,000,000   1,063,510
    Ewing Acquisition, 6.00%, 6/01/30 .................................................................   2,000,000   2,091,640
Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center, Refunding and
 Improvement, Series A, FGIC Insured, 6.00%, 11/01/10 .................................................     750,000     753,548
Kentucky Development Finance Authority Revenue, Sisters of Charity Health Corp., Pre-Refunded,
 6.75%, 11/01/12 ......................................................................................     100,000     102,630
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth Medical
 Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ..............................................     625,000     673,519
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional Health
 Center Facility, Refunding and Improvement, 5.875%, 10/01/22 .........................................   2,000,000   1,519,240

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                     AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------  -----------  ----------
 LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
   Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 ..................................  $   500,000  $  530,235
  Kentucky Economic Development Finance Authority Revenue, Catholic Health Project, Refunding and
   Improvement, Series A, 5.00%, 12/01/18 .............................................................    2,000,000   1,981,620
  Kentucky HFC Revenue,
          Refunding, Series A, 6.375%, 7/01/28 ........................................................      985,000   1,036,791
          Series B, 6.25%, 7/01/28 ....................................................................    1,280,000   1,345,459
          Series C, FHA Insured, 6.40%, 1/01/17 .......................................................    1,025,000   1,077,552
          SFMR, Series A, 6.60%, 7/01/11 ..............................................................       30,000      31,011
          SFMR, Series B, 6.60%, 7/01/11 ..............................................................      150,000     155,054
          SFMR, Series D, FHA Insured, 7.45%, 1/01/23 .................................................       45,000      46,013
  Kentucky Infrastructure Authority Revenue, Infrastructure Revolving Fund Program, Series J,
   Pre-Refunded, 6.375%, 6/01/14 ......................................................................      500,000     565,475
  Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term Program, Series A,
   5.00%, 2/01/26 .....................................................................................    1,055,000   1,053,470
  Kentucky State Property and Buildings Commission Revenues,
          Project No. 56, Pre-Refunded, 6.00%, 9/01/14 ................................................      700,000     773,850
          Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 ......................................    3,540,000   3,691,300
          Project No. 64, MBIA Insured, 5.50%, 5/01/17 ................................................    1,535,000   1,632,227
          Refunding, Project No. 69, Series A, FSA Insured, 5.00%, 8/01/21 ............................    2,300,000   2,317,756
  Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project, MBIA
   Insured,Pre-Refunded,
          6.625%, 11/01/13 ............................................................................      500,000     564,350
          6.75%, 11/01/24 .............................................................................      750,000     849,330
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue, Series A,
          AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .................................................      300,000     340,128
          FGIC Insured, 5.00%, 5/15/30 ................................................................    2,750,000   2,753,630
  Louisville and Jefferson County Regional Airport Authority Airport Systems Revenue, MBIA Insured,
   5.00%, 7/01/25 .....................................................................................    1,500,000   1,473,255
  Louisville Waterworks Board Water System Revenue,
          Louisville Water Co., Refunding, FSA Insured, 5.25%, 11/15/24 ...............................    2,500,000   2,560,225
          Louisville Water Company, FSA Insured, 5.50%, 11/15/25 ......................................    2,000,000   2,083,280
  McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
   6.40%, 11/01/07 ....................................................................................      500,000     554,245
  Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 .....................    1,270,000   1,270,457
  Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
   Series A, 6.50%, 3/01/19 ...........................................................................    1,050,000   1,097,030
  Puerto Rico Commonwealth GO,
          Pre-Refunded, 6.45%, 7/01/17 ................................................................      430,000     481,579
          Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .................................    2,000,000   2,037,720
  Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing Authority
   Revenue, Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 ..................    1,480,000   1,582,490
  Russell Health System Revenue,
          Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ........................................      800,000     879,704
          Pre-Refunded, 8.10%, 7/01/15 ................................................................      205,000     242,565
          Pre-Refunded, 8.10%, 7/01/15 ................................................................      145,000     176,930
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ............    2,000,000   2,060,760
                                                                                                                      ----------
  TOTAL BONDS .........................................................................................               84,047,154
                                                                                                                      ----------
  ZERO COUPON BONDS 1.3%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
          MBIA Insured, zero cpn to 10/01/05, 6.15% thereafter, 10/01/24 ..............................      405,000     338,851
          MBIA Insured, zero cpn to 10/01/05, 6.15% thereafter, 10/01/25 ..............................      935,000     783,137
                                                                                                                      ----------
  TOTAL ZERO COUPON BONDS .............................................................................                1,121,988
                                                                                                                      ----------
  TOTAL LONG TERM INVESTMENTS (COST $81,590,366) ......................................................               85,169,142
                                                                                                                      ----------

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001(UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                      AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------  -----------  -----------
(a)SHORT TERM INVESTMENTS 1.1%
Louisville & Jefferson County Regional Airport Authority, Special Facilities Revenue, UPS Worldwide
 Forwarding, Series C,Daily VRDN and Put, 2.55%, 1/01/29 .............................................   $   300,000     $300,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured, Weekly
 VRDN and Put, 1.90%, 7/01/28 ........................................................................       700,000      700,000
                                                                                                                       ----------
TOTAL SHORT TERM INVESTMENTS (COST $1,000,000) .......................................................                  1,000,000
                                                                                                                       ----------

TOTAL INVESTMENTS (COST $82,590,366) 98.3% ...........................................................                 86,169,142
                                                                                                                       ----------

OTHER ASSETS, LESS LIABILITIES 1.7% ..................................................................                  1,500,386
                                                                                                                       ----------

NET ASSETS 100.0% ....................................................................................                $87,669,528
                                                                                                                      ===========


See glossary of terms on page 103.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

76                    See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Highlights

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2001    --------------------------------------------------------
CLASS A                                              (UNAUDITED)        2001        2000        1999        1998        1997
------------------------------------------------   ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value,beginning of period ............       $  11.22       $  10.55    $  11.59    $  11.61    $  11.32    $  11.32
                                                       --------       --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income(a) .....................            .28            .58         .58         .60         .63         .65
  Net realized and unrealized gains (losses) ...            .23            .67       (1.03)       (.01)        .30          --
                                                       --------       --------    --------    --------    --------    --------
Total from investment operations ...............            .51           1.25        (.45)        .59         .93         .65
                                                       --------       --------    --------    --------    --------    --------
Less distributions from net investment income ..           (.29)          (.58)       (.59)       (.61)       (.64)       (.65)
                                                       --------       --------    --------    --------    --------    --------
Net asset value, end of period .................       $  11.44       $  11.22    $  10.55    $  11.59    $  11.61    $  11.32
                                                       ========       ========    ========    ========    ========    ========
Total return(b) ................................           4.71%         12.05%      (3.93)%      5.23%       8.46%       5.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $162,201       $154,750    $144,299    $158,099    $134,922    $112,981
Ratios to average net assets:
  Expenses .....................................            .74%(c)        .74%        .74%        .75%        .76%        .76%
  Net investment income ........................           5.02%9(c)      5.32%       5.29%       5.14%       5.50%       5.76%
Portfolio turnover rate ........................           4.57%          8.63%      27.31%      14.99%      15.26%      13.68%

CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value,beginning of period ............       $  11.29       $  10.62    $  11.66    $  11.68    $  11.37    $  11.37
                                                       --------       --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income(a) .....................            .26            .52         .53         .54         .57         .58
  Net realized and unrealized gains (losses) ...            .24            .67       (1.04)       (.01)        .32         --
                                                       --------       --------    --------    --------    --------    --------
Total from investment operations ...............            .50           1.19        (.51)        .53         .89         .58
                                                       --------       --------    --------    --------    --------    --------
Less distributions from net investment income ..           (.26)          (.52)       (.53)       (.55)       (.58)       (.58)
                                                       --------       --------    --------    --------    --------    --------
Net asset value, end of period .................       $  11.53       $  11.29    $  10.62    $  11.66    $  11.68    $  11.37
                                                       ========       ========    ========    ========    ========    ========

Total return(b) ................................           4.47%         11.46%      (4.45)%      4.61%       8.02%       5.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $ 15,487       $ 12,424    $ 10,730    $  9,982    $  4,469    $  3,004
Ratios to average net assets:
  Expenses .....................................           1.29%(c)       1.29%       1.29%       1.31%       1.32%       1.33%
  Net investment income ........................           4.46%(c)       4.77%       4.74%       4.58%       4.95%       5.29%
Portfolio turnover rate ........................           4.57%          8.63%      27.31%      14.99%      15.26%      13.68%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


                      See notes to financial statements.                      77

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001(UNAUDITED)

                                                                                                   PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             AMOUNT      VALUE
------------------------------------------------------------------------------------------------  -----------  -----------
 LONG TERM INVESTMENTS 97.3%
 BONDS 95.8%
 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 .......................  $   500,000  $   516,445
 Bossier City Public Improvement Sales and Use Tax Revenue,
     FGIC Insured, 5.00%, 12/01/19 .............................................................    1,145,000    1,160,984
     Refunding, FGIC Insured, 5.00%,12/01/21 ...................................................    1,875,000    1,884,506
     Refunding, FGIC Insured, 5.00%,12/01/22 ...................................................    1,515,000    1,519,333
 Calcasieu Parish Public Trust Authority Mortgage Revenue,Refunding,
     Series A, 7.75%, 6/01/12 ..................................................................      250,000      257,303
     Series B, 6.875%, 11/01/12 ................................................................      485,000      504,914
 Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%,4/01/32 ...........      240,000      252,761
 Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
  Project, MBIA Insured, 5.25%,
     5/01/21 ...................................................................................    1,505,000    1,550,737
     5/01/33 ...................................................................................    2,500,000    2,542,700
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
     5.60%, 11/01/22 ...........................................................................    2,250,000    2,208,803
     Series A, 7.70%, 11/01/18 .................................................................    1,500,000    1,634,040
     Series A, 5.65%, 12/01/21 .................................................................    1,000,000      993,940
 De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured,
  5.875%, 9/01/29 ..............................................................................   11,500,000   12,509,585
 Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured,
  ETM, 7.20%, 8/01/10 ..........................................................................    1,380,000    1,703,306
 East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
  6.10%,10/01/29 ...............................................................................      985,000    1,029,729
 East Baton Rouge Parish PCR, Georgia-Pacific Corp. Project, Refunding, 5.50%, 4/01/09 .........    2,000,000    2,034,560
 East Baton Rouge Parish Sales and Use Tax, FGIC Insured, 5.90%, 2/01/18 .......................      750,000      799,770
 Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03 ........      500,000      532,345
 Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, FSA Insured, 5.00%, 12/01/22    4,500,000    4,511,700
 Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,4/01/11 .................       30,000       37,192
 Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%,7/01/10 .............................       90,000      103,544
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp.,
  Refunding, 7.20%, 12/01/20 ...................................................................    3,000,000    3,143,910
 Lake Charles Nonprofit HDC, Section 8 Assisted Mortgage Revenue, Chateau Project, Refunding,
  Series A, FSA Insured, 7.875%, 2/15/25 .......................................................      750,000      812,243
 Louisiana HFA, Mortgage Revenue,
     MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ......................................    2,795,000    2,806,739
     MF, Westview Project, 7.80%, 4/01/30 ......................................................      750,000      769,298
     SF, Series A-1, GNMA Secured, 5.45%,12/01/20 ..............................................    2,000,000    2,042,240
 Louisiana Local Government Environmental Facilities CDAR,
     Delgado Community College Foundation Project, MBIA Insured, 6.00%,10/01/29 ................    1,000,000    1,103,730
     Jefferson Parking Garage Project, AMBAC Insured, 5.00%,9/01/21 ............................    2,715,000    2,729,824
 Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A,
  MBIA Insured, 6.375%, 1/01/30 ................................................................    4,265,000    4,618,398
 Louisiana Public Facilities Authority Hospital Revenue,
     Franciscan Missionaries, Series C, MBIA Insured, 5.00%,7/01/19 ............................    3,750,000    3,773,663
     Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ...................................    5,000,000    3,252,950
     Touro Infirmary Project, Series A, 5.625%, 8/15/29 ........................................    6,000,000    5,823,060
 Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project,
  FSA Insured, 5.65%,6/15/11 ...................................................................    1,230,000    1,304,095
 Louisiana Public Facilities Authority Revenue,
     Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 ..........      930,000      970,743
     Centenary College Project, Pre-Refunded, 5.90%, 2/01/17 ...................................    1,000,000    1,126,180
     Centenary College Project, Refunding, 5.75%, 2/01/29 ......................................    7,300,000    7,304,818
     Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ......................    1,500,000    1,521,510
     HFA, Mortgage Purchase, FNMA Insured, 6.05%,1/01/26 .......................................    1,200,000    1,238,244
     MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%,  7/20/20 ....................    1,900,000    1,998,553
     SFM Purchase, Series C, 8.45%,12/01/12 ....................................................      545,970      562,654
     Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 ......................................      955,000      989,370
     Tulane University, AMBAC Insured, 6.05%,10/01/25 ..........................................    5,500,000    6,046,535
     Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ...........    1,000,000    1,038,290
     Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ...........    6,015,000    6,132,774
 Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
     AMBAC Insured, 5.00%, 5/01/21 .............................................................    2,500,000    2,514,200
     Series A, MBIA Insured, 5.375%, 3/01/19 ...................................................    3,000,000    3,138,210

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001(UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------   -----------   -----------
 LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
          Loop Inc. Project, First Stage, Refunding, Series B, 7.20%, 9/01/08 .........................   $ 1,000,000   $ 1,021,460
          Series E, 7.60%, 9/01/10 ....................................................................       480,000       493,267
  Louisiana State University Agricultural and Mechanical College University Revenues, Auxiliary,
   MBIA Insured, 5.50%, 7/01/26 .......................................................................     1,500,000     1,560,345
  Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 .........................................     1,050,000     1,106,123
  New Orleans GO,
          Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ...............................................     1,000,000     1,012,640
          Public Improvement, FGIC Insured, 5.125%, 12/01/26 ..........................................     2,000,000     2,021,280
  New Roads Electric System Revenue, 7.00%, 7/01/17 ...................................................     1,000,000     1,034,560
  Office Facility Corp. Capital Facilities Bonds Revenue, 7.75%, 12/01/10 .............................     1,600,000     1,660,528
  Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ..........................       840,000       916,541
  Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%, 9/01/20 .....     1,000,000     1,042,000
  Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ............................     1,950,000     1,998,029
  Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
   Refunding, FSA Insured, 5.75%, 5/15/21 .............................................................     2,500,000     2,663,300
  Ouachita Parish La West Ouachita Parish School District Sales & Use Tax, FGIC Insured, 5.75%, 9/01/24     1,410,000     1,506,007
  Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 5.75%, 7/01/26 .......................     4,500,000     4,970,970
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
          7.90%, 7/01/07 ..............................................................................       120,000       120,468
          7.75%, 7/01/08 ..............................................................................        50,000        50,185
  Puerto Rico Electric Authority Power Revenue, Series HH, FSA Insured, 5.25%,7/01/29 .................     1,000,000     1,033,250
  Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%,10/15/23 ......................       470,000       479,847
  Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
   ETM, 7.25%, 8/01/10 ................................................................................     1,180,000     1,359,915
  Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured,
   5.00%,10/01/16  ....................................................................................     1,000,000     1,027,850
  Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 .........................     3,500,000     3,738,175
  St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%, 9/01/10 ........       435,000       551,236
  St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ..............     1,500,000     1,576,560
  St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 ................       210,992       210,992
  St. Charles Parish PCR,
          Louisiana Power and Light Co. Project, 7.50%,6/01/21 ........................................     2,500,000     2,558,375
          Union Carbide Corp. Project, Refunding, 5.10%,1/01/12 .......................................     3,000,000     3,079,740
  St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
          7.05%, 4/01/22 ..............................................................................     1,500,000     1,533,735
          Series A, 7.00%, 12/01/22 ...................................................................       750,000       784,943
  St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ........................     2,500,000     2,519,650
  St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
          7/01/10 .....................................................................................       120,000       136,451
          7/01/11 .....................................................................................        50,000        61,783
  State Colleges and Universities Lease Revenue, University of Southwestern Louisiana, Cajundome,
   MBIA Insured, 5.65%, 9/01/26 .......................................................................     3,080,000     3,251,956
  Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured,
   6.25%, 2/01/24 .....................................................................................     5,500,000     5,940,000
  University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome Convention,
   MBIA Insured, 6.25%, 9/01/29 .......................................................................     1,200,000     1,343,480
  University System Board of Supervisors Revenue, Northwestern State University Wellness,
   AMBAC Insured, 5.10%, 4/01/24 ......................................................................     1,000,000     1,009,010
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .............     3,000,000     3,110,400
  West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ..........................     6,500,000     6,731,205
                                                                                                                        -----------
  TOTAL BONDS .........................................................................................                 170,266,684
                                                                                                                        -----------
  ZERO COUPON BONDS 1.5%
  Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured, 12/01/11 .....................     5,000,000     2,616,700
                                                                                                                        -----------
  TOTAL LONG TERM INVESTMENTS (COST $165,559,810) .....................................................                 172,883,384
                                                                                                                        -----------

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001(UNAUDITED) (CONT.)


                                                                                                  PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
-----------------------------------------------------------------------------------------------  ------------   ------------
(a) SHORT TERM INVESTMENTS 1.2%
Calcasieu Parish Inc. IDB, IDR, Olin Corp. Project, Refunding, Series B, Daily VRDN and
 Put, 2.45%, 2/01/16 ..........................................................................  $    200,000     $  200,000
East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 2.35%,11/01/19 .....     1,700,000      1,700,000
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
 First Stage, ACES, Refunding, Weekly VRDN and Put, 2.55%, 9/01/06 ............................       200,000        200,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
 Weekly VRDN and Put, 1.90%, 7/01/28 ..........................................................       100,000        100,000
                                                                                                                ------------
TOTAL SHORT TERM INVESTMENTS (COST $2,200,000) ................................................                    2,200,000
                                                                                                                ------------
TOTAL INVESTMENTS (COST $167,759,810) 98.5% ...................................................                  175,083,384
                                                                                                                ------------
OTHER ASSETS, LESS LIABILITIES 1.5% ...........................................................                    2,604,775
                                                                                                                ------------
NET ASSETS 100.0% .............................................................................                 $177,688,159
                                                                                                                ============


See glossary of terms on page 103.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


80                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                  SIX MONTHS
                                                    ENDED
                                                  AUGUST 31,                            YEAR ENDED FEBRUARY 28,
                                                    2001           -----------------------------------------------------------------
CLASS A                                          (UNAUDITED)          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  11.36         $  10.63      $  11.66      $  11.64      $  11.33      $  11.38
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ...................        .28              .57           .56           .58           .59           .61
   Net realized and unrealized gains (losses) .        .23              .72         (1.00)          .06           .32          (.03)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............        .51             1.29          (.44)          .64           .91           .58
                                                  ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................       (.28)            (.56)         (.56)         (.58)         (.60)         (.63)
   Net realized gains .........................         --               --          (.03)         (.04)           --            --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................       (.28)            (.56)         (.59)         (.62)         (.60)         (.63)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................   $  11.59         $  11.36      $  10.63      $  11.66      $  11.64      $  11.33
                                                  ==================================================================================

Total return (b) ..............................       4.60%           12.44%        (3.86)%        5.64%         8.27%         5.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $268,290         $248,964      $221,176      $253,014      $213,005      $185,234
Ratios to average net assets:
   Expenses ...................................        .72%(c)          .73%          .72%          .74%          .74%          .73%
   Netinvestmentincome ........................       4.84%(c)         5.16%         5.07%         4.91%         5.20%         5.42%
Portfolio turnover rate .......................       2.38%           13.01%        11.78%         6.02%         3.19%        12.71%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  11.46         $  10.72      $  11.75      $  11.72      $  11.40      $  11.44
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (a) ..................        .25              .51           .51           .51           .54           .55
Net realized and unrealized gains (losses) ....        .24              .73         (1.01)          .07           .31          (.03)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............        .49             1.24          (.50)          .58           .85           .52
                                                  ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................       (.25)            (.50)         (.50)         (.51)         (.53)         (.56)
   Net realized gains .........................         --               --          (.03)         (.04)           --            --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................       (.25)            (.50)         (.53)         (.55)         (.53)         (.56)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................   $  11.70         $  11.46      $  10.72      $  11.75      $  11.72      $  11.40
                                                  ==================================================================================

Total return (b) ..............................       4.34%           11.83%        (4.37)%        5.11%         7.70%         4.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 27,694         $ 22,547      $ 17,298      $ 16,826      $ 10,515      $  5,084
Ratios to average net assets:
   Expenses ...................................       1.27%(c)         1.28%         1.27%         1.29%         1.30%         1.27%
Net investment income .........................       4.29%(c)         4.61%         4.53%         4.35%         4.63%         4.78%
Portfolio turnover rate .......................       2.38%           13.01%        11.78%         6.02%         3.19%        12.71%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


                       See notes to financial statements.                     81

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                              PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                          AMOUNT                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.3%
Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured,
  6.00%, 1/01/26 ...........................................................                 $ 1,650,000                $ 1,703,691
Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding,
  6.00%, 4/01/24 ...........................................................                   9,500,000                  9,903,085
Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded,
  6.15%, 9/01/19 ...........................................................                   4,250,000                  4,644,910
Baltimore County Mortgage Revenue, Old Orchard Apartments Project,
  Refunding, Series A, MBIA Insured,
      7.00%, 7/01/16 .......................................................                   1,000,000                  1,068,750
      7.125%, 1/01/27 ......................................................                   3,000,000                  3,199,620
Baltimore Economic Development Lease Revenue, Armistead Partnership,
  Refunding, Series A,
      6.75%, 8/01/02 .......................................................                     235,000                    241,169
      7.00%, 8/01/11 .......................................................                   3,225,000                  3,409,470
Baltimore GO, Consolidated Public Improvement,
      Series A, FGIC Insured, 5.30%, 10/15/17 ..............................                   1,500,000                  1,578,615
      Series A, FSA Insured, 5.25%, 10/15/17 ...............................                   3,300,000                  3,493,578
      Series B, 7.15%, 10/15/08 ............................................                   1,000,000                  1,211,770
Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A,
  6.50%, 10/01/11 ..........................................................                   1,850,000                  1,936,025
Baltimore Project Revenue, Wastewater Project, Refunding, Series B,
  FGIC Insured, 5.00%,
      7/01/18 ..............................................................                   1,000,000                  1,027,210
      7/01/28 ..............................................................                   4,000,000                  4,022,400
Baltimore Revenue, Wastewater Project, Refunding, Series A,
      FGIC Insured, 5.80%, 7/01/15 .........................................                   5,000,000                  5,420,500
      FSA Insured, 5.75%, 7/01/30 ..........................................                  10,000,000                 10,772,700
Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A,
  Asset Guaranteed,
      5.375%, 1/01/16 ......................................................                   2,000,000                  2,114,720
      5.50%, 1/01/19 .......................................................                   1,000,000                  1,054,200
      5.625%, 1/01/25 ......................................................                   2,000,000                  2,116,080
Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital,
  Refunding and Improvement, FSA Insured, 6.00%, 9/01/21 ...................                   8,000,000                  8,751,760
Harford County GO, Consolidated Public Improvement,
      4.35%, 1/15/14 .......................................................                   1,300,000                  1,306,890
      4.40%, 1/15/15 .......................................................                   1,450,000                  1,455,090
      4.40%, 1/15/16 .......................................................                   1,420,000                  1,413,951
      4.45%, 1/15/17 .......................................................                   1,125,000                  1,115,066
Harford County Mortgage Revenue, Greenbrier V Apartments Project,
  Refunding, FHA Insured, 6.50%, 11/01/26 ..................................                   3,000,000                  3,180,810
Howard County Mortgage Revenue, Normandy Woods III Apartments Project,
  Refunding, Series A, FHA Insured, 6.10%, 7/01/25 .........................                   2,000,000                  2,093,880
Maryland Environmental Services COP, Water and Waste Facilities,
  Series A, 6.70%, 6/01/11 .................................................                   1,900,000                  1,954,777
Maryland Local Government Insurance Trust Capitalization Program COP,
  Series A, 7.125%, 8/01/09 ................................................                     650,000                    667,095
Maryland State CDA, Department of Housing and Community Development,
      MFHR Mortgage, Series A, 7.80%, 5/15/32 ..............................                     985,000                    999,026
      MFHR Mortgage, Series A, 6.85%, 5/15/33 ..............................                   1,120,000                  1,153,902
      MFHR Mortgage, Series D, 7.70%, 5/15/20 ..............................                   1,000,000                  1,023,800
      MFHR Mortgage, Series E, 7.10%, 5/15/28 ..............................                     675,000                    690,545
      Revenue, Housing, Series A, 6.00%, 7/01/32 ...........................                   4,000,000                  4,169,920
      Residential, Series D, 5.25%, 9/01/29 ................................                   4,695,000                  4,705,376
      Series B, 5.35%, 9/01/30 .............................................                   2,910,000                  2,945,589
      SF Program, 1st Series, 5.00%, 4/01/17 ...............................                   2,250,000                  2,277,743
      SF Program, 2nd Series, 5.00%, 4/01/17 ...............................                   3,000,000                  3,040,890
Maryland State EDC,
      Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 ....                     930,000                    979,318
      Utility Infrastructure Revenue, University College Park Project, AMBAC
      Insured, 5.00%, 7/01/19 ..............................................                   1,710,000                  1,749,860
Maryland State Energy Financing Administration Solid Waste Disposal Revenue,
 Limited Obligation, Wheelabrator Water Projects, 6.45%, 12/01/16 ..........                   3,000,000                  3,245,700
Maryland State Health and Higher Educational Facilities Authority Revenue,
 Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 .................                   6,865,000                  6,998,662
      Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ...............                   2,920,000                  3,158,447
      Catholic Health Initiatives, Series A, 6.00%, 12/01/24 ...............                   2,025,000                  2,179,406
      Charity Obligation Group, Series A, 5.00%, 11/01/19 ..................                   1,515,000                  1,536,149
      Charity Obligation Group, Series A, 5.00%, 11/01/29 ..................                   2,250,000                  2,251,418
      Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ................                   3,000,000                  2,802,000
      Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ...............                  11,000,000                 11,015,070
      Johns Hopkins University Issue, 6.00%, 7/01/39 .......................                   5,000,000                  5,778,700

FRANKLIN TAX-FREE TRUST

                                                                                             PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                         AMOUNT                       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
      Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 ..............................           $    655,000                $   657,476
      Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 .......................              1,700,000                  1,847,934
      Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ......              1,500,000                  1,589,985
      North Arundel Hospital, 6.50%, 7/01/31 ....................................              1,320,000                  1,411,753
      North Arundel Hospital, 6.50%, 7/01/26 ....................................              1,000,000                  1,069,510
      Roland Park Place Project, Refunding, 5.625%, 7/01/18 .....................              2,500,000                  2,386,050
      Roland Park Place Project, Refunding, 5.625%, 7/01/24 .....................              2,680,000                  2,520,888
      University of Maryland Medical System, 6.75%, 7/01/30 .....................             11,000,000                 12,001,660
      Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ........              5,000,000                  5,128,800
      Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 ........              7,100,000                  7,192,371
Maryland State Industrial Development Financing Authority Revenue, American
 Center Physics Headquarters, 6.625%, 1/01/17 ...................................              6,000,000                  6,429,420
Maryland State Stadium Authority Lease Revenue, Convention Center Expansion,
 AMBAC Insured, 5.875%, 12/15/14 ................................................              4,655,000                  5,046,858
Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
      5.75%, 3/01/22 ............................................................              5,000,000                  5,269,350
      5.80%, 3/01/26 ............................................................              2,045,000                  2,154,162
Maryland State Transportation Facilities Authority Revenue, Refunding, Series
 1992, 5.75%, 7/01/13 ...........................................................              5,400,000                  5,504,922
Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund,
 Series A, 6.55%, 9/01/14 .......................................................              1,000,000                  1,045,650
Montgomery County GO, 4.75%, 2/01/17 ............................................              5,000,000                  5,101,400
Montgomery County Housing Opportunities Commission MFHR, Series B, FHA
 Insured, 6.00%, 7/01/37 ........................................................              2,500,000                  2,619,225
Montgomery County Housing Opportunities Commission MFMR, Series A,
      7.25%, 7/01/11 ............................................................                305,000                    313,049
      7.00%, 7/01/23 ............................................................              2,410,000                  2,490,133
Montgomery County Housing Opportunities Commission SFMR, Series A,
 6.80%, 7/01/17 .................................................................              1,420,000                  1,451,396
Montgomery County Revenue Authority Golf Course System Revenue, Series A,
 6.125%, 10/01/22 ...............................................................              1,000,000                  1,015,680
Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources
 Recreation Project, Series A,
      6.20%, 7/01/10 ............................................................              3,100,000                  3,294,091
      6.30%, 7/01/16 ............................................................              6,000,000                  6,307,620
Ocean City GO, Refunding, MBIA Insured, 5.75%,
      3/15/12 ...................................................................              1,880,000                  2,013,912
      3/15/13 ...................................................................              1,120,000                  1,196,675
      3/15/14 ...................................................................              1,180,000                  1,256,936
Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured,
 6.00%, 9/15/14 .................................................................              2,050,000                  2,245,222
Prince George's County GO, Consolidated Public Improvement, MBIA Insured,
 5.00%, 4/15/18 .................................................................              2,100,000                  2,156,049
Prince George's County Hospital Revenue, Dimensions Health Corp.,
 Pre-Refunded, 7.00%, 7/01/22 ...................................................              1,000,000                  1,056,670
Prince George's County Housing Authority MFHR, Emerson House Project, Series A,
 7.00%, 4/15/19 .................................................................              5,500,000                  5,856,180
Prince George's County Housing Authority Mortgage Revenue, New Keystone
 Apartments Project, Refunding, Series A, MBIA Insured, 6.80%, 7/01/25 ..........              2,900,000                  2,971,050
Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center
 Project, MBIA Insured, 5.80%, 6/30/14 ..........................................              2,750,000                  2,923,965
Prince George's County Parking Authority Revenue, Justice Center Facilities
 Project, Refunding, 6.45%, 5/01/05 .............................................                500,000                    516,510
Prince George's County PCR, Potomac Electric Project, Refunding,
      6.00%, 9/01/22 ............................................................              1,200,000                  1,231,896
      6.375%, 1/15/23 ...........................................................              2,975,000                  3,089,062
Puerto Rico Commonwealth GO, Public Improvement, Refunding,
      5.75%, 7/01/17 ............................................................              3,000,000                  3,255,180
      FSA Insured, 5.125%, 7/01/30 ..............................................              7,230,000                  7,366,358
      FSA Insured, 5.25%, 7/01/27 ...............................................              2,535,000                  2,619,289
Puerto Rico Electric Authority Power Revenue, Series HH, FSA Insured,
 5.25%, 7/01/29 .................................................................             10,780,000                 11,138,435
Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A,
 MBIA Insured, 5.70%, 1/01/26 ...................................................              1,145,000                  1,173,465
St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A,
 AMBAC Insured, 5.55%, 9/01/30 ..................................................              2,000,000                  2,111,660
University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A,
 5.60%, 4/01/16 .................................................................              1,000,000                  1,060,430
Virgin Islands PFA Revenue, senior lien,
         Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ..................              1,700,000                  1,762,560
         Refunding, Series A, 5.50%, 10/01/14 ...................................              3,300,000                  3,470,708
                                                                                                                        -----------
TOTAL LONG TERM INVESTMENTS (COST $273,279,431) .................................                                       287,880,928
                                                                                                                        -----------

FRANKLIN TAX-FREE TRUST

                                                                                             PRINCIPAL
   FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                      AMOUNT                      VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 1.4%
   Frederick County GO, BAN, Weekly VRDN and Put, 2.10%, 10/01/07 .......                   $    100,000               $    100,000
   Puerto Rico Commonwealth Government Development Bank, Refunding,
    MBIA Insured, Weekly VRDN and Put, 1.50%, 12/01/15 ..................                      1,100,000                  1,100,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ........                      3,000,000                  3,000,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $4,200,000) .......................                                                 4,200,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $277,479,431) 98.7% ..........................                                               292,080,928
   OTHER ASSETS, LESS LIABILITIES 1.3% ..................................                                                 3,903,372
                                                                                                                       ------------
   NET ASSETS 100.0% ....................................................                                              $295,984,300
                                                                                                                       ============


See glossary of terms on page 103.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



84                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                   SIX MONTHS
                                                     ENDED
                                                   AUGUST 31,                           YEAR ENDED FEBRUARY 28,
                                                      2001         -----------------------------------------------------------------
CLASS A                                           (UNAUDITED)        2001          2000          1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  11.77         $  11.02      $  12.19      $  12.23      $  11.83      $  11.94
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................        .29              .60           .60           .61           .64           .65
  Net realized and unrealized gains (losses) ..        .33              .75         (1.15)           --           .44          (.07)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............        .62             1.35          (.55)          .61          1.08           .58
                                                  ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................       (.30)            (.60)         (.61)         (.62)         (.64)         (.65)
  Net realized gains ..........................         --               --          (.01)         (.03)         (.04)         (.04)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................       (.30)            (.60)         (.62)         (.65)         (.68)         (.69)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................   $  12.09         $  11.77      $  11.02      $  12.19      $  12.23      $  11.83
                                                  ==================================================================================
Total return(b) ...............................       5.37%           12.50%        (4.62)%        5.12%         9.43%         5.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $406,979         $373,190      $346,649      $386,948      $308,045      $269,564
Ratios to average net assets:
  Expenses ....................................        .68%(c)          .69%          .69%          .70%          .71%          .70%
  Net investment income .......................       4.93%(c)         5.22%         5.16%         4.99%         5.32%         5.56%
Portfolio turnover rate .......................      13.17%           38.38%        18.43%        15.21%        14.30%        21.81%


CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  11.82         $  11.06      $  12.24      $  12.27      $  11.85      $  11.97
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................        .26              .54           .53           .54           .58           .57
  Net realized and unrealized gains (losses) ..        .33              .75         (1.16)          .01           .45          (.07)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............        .59             1.29          (.63)          .55          1.03           .50
                                                  ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................       (.27)            (.53)         (.54)         (.55)         (.57)         (.58)
  Net realized gains ..........................         --               --          (.01)         (.03)         (.04)         (.04)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................       (.27)            (.53)         (.55)         (.58)         (.61)         (.62)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................   $  12.14         $  11.82      $  11.06      $  12.24      $  12.27      $  11.85
                                                  ==================================================================================
Total return(b) ...............................       5.06%           11.94%        (5.21)%        4.58%         8.96%         4.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 35,298         $ 28,695      $ 23,537      $ 20,396      $ 10,045      $  4,295
Ratios to average net assets:
  Expenses ....................................       1.23%(c)         1.24%         1.24%         1.25%         1.27%         1.27%
  Net investment income .......................       4.38%(c)         4.67%         4.62%         4.44%         4.75%         4.92%
Portfolio turnover rate .......................      13.17%           38.38%        18.43%        15.21%        14.30%        21.81%


(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

                       See notes to financial statements.                     85

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                       PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 100.5%
   Audrain County Hospital Revenue, Audrain Medical Center Project, Refunding, AMBAC
    Insured, 7.35%, 11/01/08 .................................................................        $   500,000        $   513,340
(b)Bi-State Development Agency Missouri Illinois Metropolitan District, St. Clair
    County Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 .......................          1,750,000          1,749,878
   Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured,
    5.70%, 10/20/22 ..........................................................................          1,520,000          1,611,048
   Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble Paper
    Products, 5.30%, 5/15/28 .................................................................          6,875,000          6,984,519
(b)Cass County COP, FGIC Insured, 5.00%, 4/01/25 .............................................          7,500,000          7,511,025
   Childrens Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 ...........................          2,785,000          3,022,783
   Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 ........................          2,250,000          2,255,828
   Guam Airport Authority Revenue,
         Series A, 6.50%, 10/01/23 ...........................................................          1,075,000          1,137,909
         Series B, 6.60%, 10/01/10 ...........................................................            500,000            535,180
         Series B, 6.70%, 10/01/23 ...........................................................          4,000,000          4,246,480
   Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured,
    6.10%, 9/20/26 ...........................................................................          1,745,000          1,830,261
   Hickory County School District R-1 Skyline GO, Direct Deposit Program, 6.05%, 3/01/20 .....          1,100,000          1,205,347
   High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 .....................          1,000,000          1,031,330
   Howard Bend Levee District Special Tax,
         5.65%, 3/01/13 ......................................................................          1,000,000          1,048,720
         5.85%, 3/01/19 ......................................................................          4,000,000          4,162,600
   Jackson County Consolidated School District No. 2 GO, Direct Deposit Program,
    5.20%, 3/01/20 ...........................................................................          2,000,000          2,051,180
   Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 .......          3,000,000          3,144,510
   Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program,
    6.00%, 3/01/20 ...........................................................................          1,025,000          1,121,114
   Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded,
    6.875%, 9/01/12 ..........................................................................            605,000            678,864
   Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ....          3,345,000          3,525,663
   Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal
    Auditorium and Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 ..................          5,000,000          5,383,850
   Kansas City MAC Revenue,
      (b)Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14          7,790,000          8,389,908
         Leasehold Improvement, Truman Medical Center, Series A, Pre-Refunded, 7.00%, 11/01/11          1,665,000          1,676,322
         Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 .............         10,000,000         10,100,300
   Kansas City Passenger Facility Charge Revenue, AMBAC Insured, 5.00%, 4/01/23 ..............          4,000,000          3,932,480
   Kansas City Tax Increment Financing Commission Tax Increment Revenue, Briarcliff West
    Project, Series B, Pre-Refunded, 7.00%, 11/01/14 .........................................          3,525,000          3,549,252
   Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
         Pre-Refunded, 6.25%, 12/01/16 .......................................................          2,000,000          2,315,160
         Pre-Refunded, 6.40%, 12/01/25 .......................................................          7,000,000          8,134,770
         Refunding, 5.25%, 12/01/14 ..........................................................          1,000,000            953,120
         Refunding, 5.25%, 12/01/26 ..........................................................          1,000,000            913,910
   Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured,
    6.15%, 10/01/29 ..........................................................................          2,695,000          2,836,461
   Lee's Summit IDAR, John Knox Village Project,
         6.55%, 8/15/10 ......................................................................          1,000,000          1,060,170
         6.625%, 8/15/13 .....................................................................          2,000,000          2,127,820
   Missouri School Board Association COP, Pooled Finance Program,
         Series A-3, BIG Insured, 7.875%, 3/01/06 ............................................              5,000              5,085
         Series A-5, BIG Insured, 7.375%, 3/01/06 ............................................             20,000             20,436
   Missouri School Board Association Lease COP, Republic R-3 School District Project,
    Refunding, FSA Insured, 6.00%, 3/01/16 ...................................................          2,220,000          2,406,369
   Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured,
    5.50%, 4/01/23 ...........................................................................          1,200,000          1,254,432
(b)Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
    Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ............................         10,000,000         10,726,000
   Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
    St. Louis Project, Series A, 5.40%, 9/01/18 ..............................................          7,420,000          7,681,555
   Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and
    Gamble Paper Product, 5.20%, 3/15/29 .....................................................          3,000,000          3,098,250
   Missouri State Environmental Improvement and Energy Authority, State Revolving Funds
    Program, Series B, 5.50%, 7/01/21 ........................................................          1,440,000          1,519,862
   Missouri State Environmental Improvement and Energy Resources Authority PCR, National
    Rural Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ...........          2,100,000          2,253,846
   Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
    Revolving Fund Program,
         Series A, 7.00%, 10/01/10 ...........................................................            940,000            954,495
         Series A, 6.55%, 7/01/14 ............................................................          4,500,000          4,734,845
         Series A, 5.75%, 1/01/16 ............................................................          1,000,000          1,107,943
         Series B, 7.125%, 12/01/10 ..........................................................            430,000            438,548
         Series B, 5.80%, 1/01/15 ............................................................          1,000,000          1,097,468

FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
   FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)LONG TERM INVESTMENTS (CONT.)
   Missouri State Environmental Improvement and Energy Resources Authority Water
     PCR, Revolving Fund Program, (cont.)
         Series B, 7.20%, 7/01/16 ...........................................................         $ 2,000,000        $ 2,259,369
         Series B, FSA Insured, 6.05%, 7/01/16 ..............................................           1,000,000          1,092,463
   Missouri State GO,
         State Water Pollution Control, Series A, 5.00%, 6/01/26 ............................           3,785,000          3,810,814
         Stormwater Control, Series A, 5.00%, 6/01/26 .......................................           1,895,000          1,907,924
   Missouri State HDC,
         MFHR, FHA Insured, 8.50%, 12/01/29 .................................................              80,000             80,196
         Mortgage Revenue, Series B, GNMA Secured, 6.40%, 12/01/24 ..........................           1,955,000          2,010,385
         SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ......................           1,450,000          1,506,521
      (b)SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 .......................................           1,400,000          1,479,590
         SFMR, Series B, GNMA Secured, 7.625%, 6/01/21 ......................................             110,000            110,208
         SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 .......................................           1,285,000          1,355,765
         SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 .......................................             860,000            880,150
   Missouri State Health and Educational Facilities Authority Educational Facilities
         Revenue, Maryville University of Saint Louis Project, 6.75%, 6/15/30 ...............           4,500,000          4,761,720
         Washington University, 5.00%, 11/15/37 .............................................          11,150,000         11,020,326
      (b)Washington University, Series B, 5.00%, 3/01/30 ....................................           5,000,000          4,977,400
      (b)Washington University, Series B, 6.00%, 3/01/30 ....................................          13,550,000         15,675,995
   Missouri State Health and Educational Facilities Authority Educational Revenue,
     Maryville University of Saint Louis Project, 6.50%, 6/15/22 ............................           1,750,000          1,840,493
   Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
         Children's Mercy Hospital, 5.30%, 5/15/28 ..........................................          12,420,000         12,461,855
         Freeman Health Systems Project, 5.25%, 2/15/28 .....................................           2,750,000          2,515,480
         Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 .............................           5,000,000          5,174,150
         Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 .............................             700,000            762,671
         Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 .............................           1,990,000          2,173,160
         Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 .............................           1,100,000          1,137,092
         Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ....................           2,745,000          2,907,037
         Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ........................           4,000,000          4,148,240
         Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ........................           3,250,000          3,370,250
         Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ................................             410,000            431,234
         Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 ..................             840,000            954,232
         Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 ..................             670,000            769,475
         Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 .....................             330,000            343,332
         Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ...............................           2,600,000          2,588,846
         Lutheran Senior Services, Series A, 6.375%, 2/01/27 ................................           4,000,000          4,127,760
         SSM Health Care, Refunding, Series A, MBIA Insured, 6.25%, 6/01/16 .................             795,000            829,598
         St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ..........           4,500,000          4,558,635
   Missouri State Health and Educational Facilities Authority Revenue, Webster University,
     MBIA Insured, 5.30%, 4/01/27 ...........................................................           8,000,000          8,180,480
   Missouri State Health and Educational Facilities Revenue, SSM Healthcare System,
     Series A,  AMBAC Insured, 5.25%, 6/01/28 ...............................................          16,385,000         16,611,932
   Missouri State Housing Development Commission Revenue, SF, Homeown Loan C-1,
     GNMA Secured,
         5.90%, 9/01/25 .....................................................................           8,500,000          8,904,090
         5.95%, 3/01/28 .....................................................................           6,000,000          6,284,640
   Missouri State Western College Revenue, Student Housing, Pre-Refunded, 8.00%, 10/01/16 ...           5,000,000          5,118,500
   Monarch-Chesterfield Levee District, MBIA Insured, 5.75%, 3/01/19 ........................           1,920,000          2,088,134
   Northeast State University Recreational Facility Revenue, Campus Recreational Center
     Project, AMBAC Insured, 5.80%, 6/01/15 .................................................           1,000,000          1,055,780
   Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee
     Insured, 6.00%, 5/15/13 ................................................................           5,000,000          5,237,750
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA
     Insured, Pre-Refunded, 9.00%, 7/01/09 ..................................................              40,000             47,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
     5.50%, 7/01/36 .........................................................................          11,750,000         12,524,090
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
         7.90%, 7/01/07 .....................................................................              50,000             50,195
         7.75%, 7/01/08 .....................................................................             475,000            476,758
   Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ......................             310,000            313,534
   Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ..........             860,000            878,017
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 .           2,500,000          2,503,275
   Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 .....           1,600,000          1,685,728
   Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 ....................................           1,000,000          1,038,400

FRANKLIN TAX-FREE TRUST

                                                                                                      PRINCIPAL
   FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                               AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
   Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ........................................................................        $  3,000,000         $ 2,596,920
    (b)5.70%, 8/15/28 ......................................................................           5,250,000           4,377,975
   Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational,
    Series B, AMBAC Insured,
         6.125%, 6/01/21 ...................................................................           3,230,000           3,527,386
         6.15%, 6/01/25 ....................................................................           3,645,000           4,019,815
   Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20            1,500,000           1,619,565
    St. Louis Airport Revenue, Airport Development Program, Series A, MBIA Insured,
         5.00%, 7/01/26 ....................................................................           4,000,000           3,994,080
         5.25%, 7/01/31 ....................................................................          14,835,000          15,176,798
   St. Louis Airport Revenue, Lambert-St. Louis International Airport, Refunding and
    Improvement, FGIC Insured, 6.125%, 7/01/15  ............................................              75,000              78,212
   St. Louis County Housing Authority MFHR, Kensington Square Apartments Project,
    Refunding,
         6.55%, 3/01/14 ....................................................................           1,000,000           1,026,970
         6.65%, 3/01/20 ....................................................................           2,750,000           2,926,138
   St. Louis County IDA,
         Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 ......           1,000,000           1,075,940
         Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ......           1,000,000           1,065,510
         Health Facilities Revenue, GNMA Secured, 5.375%, 9/20/31 ..........................           3,310,000           3,402,448
         Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.40%, 2/20/31 .           1,000,000           1,025,690
         Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.50%, 2/20/36 .          10,460,000          10,909,780
         Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 .           3,000,000           2,590,290
         Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 .           3,250,000           2,680,925
         Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 .           1,895,000           2,052,531
         MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ....................           1,095,000           1,101,515
         MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ..           1,250,000           1,316,750
   St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ................           1,500,000           1,301,820
   St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ........................              20,000              20,112
   St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention
    and Sports Project, Refunding, Series B, 5.75%, 8/15/21 ................................           5,565,000           5,880,369

   St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
    5.875%, 11/01/26 .......................................................................           1,100,000           1,152,140
   St. Louis Municipal Finance Corp. Leasehold Revenue,
         City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 ..........           5,370,000           5,867,692
         City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ......................           1,000,000           1,111,220
         Refunding, Series A, 6.00%, 7/15/13 ...............................................          10,000,000          10,729,000
   St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ....................             450,000             481,730
(b)St. Louis Regional Convention and Sports Complex Authority Revenue, Series C,
         7.90%, 8/15/21 ....................................................................             555,000             578,565
         Pre-Refunded, 7.90%, 8/15/21 ......................................................           4,000,000           4,396,400
   Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
         5.30%, 5/15/18 ....................................................................           3,000,000           2,846,850
         5.40%, 5/15/28 ....................................................................           1,500,000           1,411,155
   University of Missouri Revenues, System Facilities,
         5.80%, 11/01/27 ...................................................................           7,750,000           8,795,785
         Refunding, Series B, 5.00%, 11/01/27 ..............................................           7,865,000           7,870,663
   Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
         5.40%, 10/01/12 ...................................................................           2,500,000           2,637,575
         5.50%, 10/01/22 ...................................................................           2,500,000           2,553,575
   West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
         5.50%, 11/15/12 ...................................................................           1,000,000             947,870
         5.60%, 11/15/17 ...................................................................           1,700,000           1,540,098
         5.65%, 11/15/22 ...................................................................           1,500,000           1,319,850
   West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 ...................           1,250,000           1,332,835
                                                                                                                         -----------
   TOTAL LONG TERM INVESTMENTS (COST $423,273,484) .........................................                             444,401,447
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
   FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS .8%
   Independence IDA, Industrial Revenue, Development Groves and Graceland, Series A,
    Daily VRDN and Put, 2.55%, 11/01/27 ...................................................            $ 800,000           $800,000
   Kansas City IDAR, Ewing Marion Kauffman, Series A, Daily VRDN and Put, 2.55%, 4/01/27 ..              900,000            900,000
   Missouri State Development Board Infrastructure Facilities Revenue, St. Louis Convention
    Center, Series C, Daily VRDN and Put, 2.65%, 12/01/20 .................................              400,000            400,000
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.50%, 12/01/15 ..................................................              700,000            700,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put,1.90%, 7/01/28 .....................................              800,000            800,000
                                                                                                                      -------------
   TOTAL SHORT TERM INVESTMENTS (COST $3,600,000) .........................................                               3,600,000
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $426,873,484) 101.3% ...........................................                             448,001,447
   OTHER ASSETS, LESS LIABILITIES (1.3)% ..................................................                              (5,724,766)
                                                                                                                      -------------
   NET ASSETS 100.0% ......................................................................                           $ 442,276,681
                                                                                                                      =============


See glossary of terms on page 103.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.                     89

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                    SIX MONTHS
                                                      ENDED
                                                    AUGUST 31,                          YEAR ENDED FEBRUARY 28,
                                                      2001         -----------------------------------------------------------------
CLASS A                                             (UNAUDITED)       2001          2000          1999         1998           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $  11.78        $  11.04      $  12.16      $  12.11      $  11.73      $  11.75
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ...................         .29             .60           .60           .60           .62           .64
   Net realized and unrealized gains (losses) .         .27             .73         (1.12)          .06           .38          (.03)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............         .56            1.33          (.52)          .66          1.00           .61
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income .        (.30)           (.59)         (.60)         (.61)         (.62)         (.63)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................    $  12.04        $  11.78      $  11.04      $  12.16      $  12.11      $  11.73
                                                   =================================================================================

Total return(b) ...............................        4.89%          12.38%        (4.37)%        5.54%         8.78%         5.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $373,231        $342,402      $315,101      $349,419      $297,406      $260,979
Ratios to average net assets:
   Expenses ...................................         .68%(c)         .69%          .68%          .70%          .70%          .70%
   Net investment income ......................        4.94%(c)        5.25%         5.18%         4.95%         5.24%         5.47%
Portfolio turnover rate .......................        4.76%           9.61%        21.07%         5.44%         9.95%         9.98%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $  11.87        $  11.12      $  12.24      $  12.18      $  11.79      $  11.80
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ......................       .26             .54           .54           .54           .56           .57
  Net realized and unrealized gains (losses) ....       .27             .74         (1.13)          .06           .39          (.02)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............         .53            1.28          (.59)          .60           .95           .55
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income .        (.27)           (.53)         (.53)         (.54)         (.56)         (.56)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................    $  12.13        $  11.87      $  11.12      $  12.24      $  12.18      $  11.79
                                                   =================================================================================

Total return(b) ...............................        4.55%          11.79%        (4.88)%        5.02%         8.22%         4.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $ 50,432        $ 43,476      $ 38,577      $ 38,171      $ 20,043      $  9,607
Ratios to average net assets:
   Expenses ...................................        1.23%(c)        1.24%         1.23%         1.25%         1.26%         1.26%
   Net investment income ......................        4.39%(c)        4.70%         4.63%         4.40%         4.69%         4.85%
Portfolio turnover rate .......................        4.76%           9.61%        21.07%         5.44%         9.95%         9.98%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


90                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                     PRINCIPAL
   FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                        AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.4%
   Appalachian State University Revenue, Teachers College Utility System,
         MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ......................................           $1,075,000          $1,183,887
         Refunding, MBIA Insured, 5.00%, 5/15/24 .........................................            3,000,000           3,012,390
   Asheville Water System Revenue,
         FGIC Insured, 5.70%, 8/01/25 ....................................................            4,000,000           4,206,800
         FSA Insured, 5.00%, 8/01/25 .....................................................            1,000,000           1,003,050
   Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 .......            1,000,000           1,038,360
   Buncombe County Metropolitan Sewage District System Revenue,
         FSA Insured, 5.00%, 7/01/29 .....................................................            5,000,000           5,003,500
         Series B, Pre-Refunded, 6.75%, 7/01/16 ..........................................               10,000              10,542
   Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ...            5,115,000           5,241,187
   Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
         7/01/24 .........................................................................            4,000,000           4,348,080
         7/01/28 .........................................................................            6,300,000           6,848,226
   Charlotte COP, Convention Facility Project,
         5.625%, 12/01/25 ................................................................            7,230,000           7,629,530
         AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 ....................................            2,250,000           2,318,805
   Charlotte Water and Sewer GO, 5.00%, 2/01/21 ..........................................            4,000,000           4,084,840
   Charlotte Water and Sewer System Revenue, 5.25%,
         6/01/24 .........................................................................            3,000,000           3,094,380
         6/01/25 .........................................................................            3,950,000           4,061,904
         6/01/26 .........................................................................            6,000,000           6,091,140
   Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
         5.90%, 1/15/16 ..................................................................            3,465,000           3,680,696
         Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ..........................            8,000,000           8,050,640
         Refunding, Series 1992, 6.25%, 1/01/20 ..........................................            2,620,000           2,685,683
         Series 1992, Pre-Refunded, 6.25%, 1/01/20 .......................................            1,000,000           1,031,800
   Coastal Solid Waste Disposal System Authority Revenue, Regional Solid Waste Management,
    Pre-Refunded, 6.50%, 6/01/08 .........................................................            3,100,000           3,251,776
   Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue,
   International Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .................            1,450,000           1,489,948
   Concord COP, Series B, MBIA Insured,
         5.75%, 6/01/16 ..................................................................            1,475,000           1,593,074
         6.125%, 6/01/21 .................................................................            2,180,000           2,389,236
   Cumberland County COP, Civic Center Project,
         Refunding, AMBAC Insured, 5.00%, 12/01/18 .......................................            3,000,000           3,068,850
         Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ..........................            3,500,000           3,941,700
         Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ..........................            3,765,000           4,240,143
   Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and
    Mental Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ............................            5,000,000           5,551,350
   Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems
    Inc., Refunding, 5.25%, 10/01/29 .....................................................            5,250,000           5,085,045
   Dare County COP, AMBAC Insured, 5.125%, 6/01/21 .......................................              650,000             664,638
   Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC
    Insured, 6.75%, 9/01/12 ..............................................................            2,000,000           2,043,460
   Fayetteville Public Works Commission Revenue, Series A, FSA Insured, 6.00%, 3/01/16 ...            2,000,000           2,074,120
   Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ....................................            1,250,000           1,253,725
   Gastonia Combined Utilities System Revenue,
         FSA Insured, 5.00%, 5/01/25 .....................................................            1,000,000           1,002,930
         MBIA Insured, 5.625%, 5/01/19 ...................................................            1,000,000           1,075,070
   Greensboro COP, Coliseum Arena Expansion Project, Pre-Refunded, 6.75%, 12/01/09 .......            1,610,000           1,658,300
   Greensboro Enterprise System Revenue, Series A, 5.125%, 6/01/22 .......................              350,000             356,486
   Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ...            1,320,000           1,367,335
   Greensboro North Carolina Enterprise Systems Revenue, Series A, 5.125%, 6/01/21 .......              390,000             398,210
   Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ................            1,000,000           1,060,870
   Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp.
    Project, 5.45%, 11/01/33 .............................................................            4,000,000           3,899,040
         Refunding, 6.45%, 11/01/29 ......................................................            3,900,000           4,133,844
   Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue,
   Champion International Project, 6.25%, 9/01/25 ........................................            2,000,000           2,058,160
   Henderson County COP, Henderson County School Project, AMBAC Insured,
         5.00%, 3/01/21 ..................................................................            1,000,000           1,011,330
   Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding,
         6.75%, 12/01/18 .................................................................            3,155,000           3,321,111

FRANKLIN TAX-FREE TRUST

                                                                                                     PRINCIPAL
   FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                        AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Martin County Industrial Facilities and PCFA Revenue,
         Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 ...........        $ 3,000,000         $ 3,104,580
         Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ............................          2,000,000           2,005,780
         Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ............................          5,400,000           5,533,218
   Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 ...................          1,000,000           1,056,210
   New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
    MBIA Insured, 5.00%, 10/01/28 ..........................................................          2,000,000           1,982,340
   New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ....          1,000,000           1,028,350
(b)North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Meredith
    College, AMBAC Insured,
         5.00%, 6/01/31 ....................................................................            750,000             745,343
         4.875%, 6/01/24 ...................................................................          1,000,000             989,760
   North Carolina Eastern Municipal Power Agency Power System Revenue,
         Refunding, Series A, 5.75%, 1/01/26 ...............................................         10,000,000          10,150,400
      (b)Refunding, Series A, 6.50%, 1/01/17 ...............................................          9,000,000           9,235,890
         Refunding, Series A, 6.50%, 1/01/18 ...............................................          3,000,000           3,372,120
         Refunding, Series D, 6.75%, 1/01/26 ...............................................          5,000,000           5,465,100
         Series B, MBIA Insured, 5.875%, 1/01/21 ...........................................          5,000,000           5,371,000
   North Carolina Educational Facilities Finance Agency Revenue, High Point College
    Project, 7.10%,
         12/01/07 ..........................................................................            190,000             193,642
         12/01/08 ..........................................................................            205,000             208,834
         12/01/09 ..........................................................................            220,000             224,035
   North Carolina HFA,
         MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 .................          2,500,000           2,599,350
         MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ............................          2,780,000           2,903,321
         MF, Refunding, Series J, 5.45%, 7/01/17 ...........................................          2,175,000           2,259,107
         MFR, Refunding, Series B, 6.90%, 7/01/24 ..........................................          2,925,000           3,030,973
         Refunding, Series F, 6.70%, 1/01/27 ...............................................          4,855,000           5,131,201
         SF, Refunding, Series DD, 6.20%, 9/01/27 ..........................................          2,680,000           2,772,916
         SF, Series JJ, 6.45%, 9/01/27 .....................................................          4,350,000           4,582,551
         SFR, Refunding, Series S, 6.95%, 3/01/17 ..........................................          2,095,000           2,150,538
         SFR, Series AA, 6.25%, 3/01/17 ....................................................            825,000             869,327
         SFR, Series RR, 5.85%, 9/01/28 ....................................................          3,500,000           3,611,125
         SFR, Series X, 6.65%, 9/01/19 .....................................................          1,665,000           1,747,934
   North Carolina Medical Care Commission Health Care Facilities Revenue,
         Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 .........          1,000,000           1,015,270
         Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 .........          5,500,000           5,469,970
         Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 .............            630,000             652,252
         Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 .............          1,220,000           1,245,266
         Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ...................................          4,205,000           4,126,787
   North Carolina Medical Care Commission Health System Revenue, Catholic Health East
    Project, Series C, AMBAC Insured, 5.00%,
         11/15/18 ..........................................................................          2,500,000           2,538,500
         11/15/28 ..........................................................................          4,600,000           4,559,152
   North Carolina Medical Care Commission Hospital Revenue,
         Annie Penn Memorial Hospital Project, Pre-Refunded, 7.50%, 8/15/21 ................          4,700,000           4,895,426
         Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 ...................          1,940,000           2,093,027
         Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 ..................          1,920,000           2,041,210
         Halifax Memorial Hospital Project, Pre-Refunded, 6.75%, 8/15/24 ...................          3,500,000           3,707,585
         Halifax Regional Medical Center Project, 5.00%, 8/15/18 ...........................          1,500,000           1,319,670
         Halifax Regional Medical Center Project, 5.00%, 8/15/24 ...........................          2,800,000           2,441,124
         High Point Regional Health System, AMBAC Insured, 5.00%, 10/01/29 .................          1,500,000           1,479,885
         Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ........          5,000,000           5,021,100
         North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 .....          4,830,000           4,973,886
         Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ..........................          1,580,000           1,652,443
         Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .............................          2,780,000           2,833,015
         Southeastern Regional Medical Center, 6.25%, 6/01/29 ..............................          4,000,000           4,232,680
         Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ..........          1,090,000             979,212
         Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ...............         10,825,000          11,084,151
         Wayne Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/21 .....          1,000,000           1,022,420
         Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ......          5,000,000           5,260,650

FRANKLIN TAX-FREE TRUST

                                                                                                     PRINCIPAL
   FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                        AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
      (b)Refunding, 6.25%, 1/01/17 ..........................................................      $  6,820,000         $ 7,095,733
         Series A, MBIA Insured, 5.00%, 1/01/20 .............................................         2,000,000           2,025,660
   North Carolina State Education Assistance Authority Revenue, Guaranteed, Student
    Loan, sub. lien,
         Series A, 6.05%, 7/01/10 ...........................................................         3,310,000           3,508,997
         Series A, 6.30%, 7/01/15 ...........................................................         1,500,000           1,589,055
         Series C, 6.35%, 7/01/16 ...........................................................         4,500,000           4,789,980
   Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ...........         2,000,000           2,176,620
   Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured,
    6.00%, 7/01/24 ..........................................................................         5,745,000           6,284,283
   Pitt County COP,
         FGIC Insured, 6.00%, 4/01/12 .......................................................           750,000             778,080
         MBIA Insured, 5.85%, 4/01/17 .......................................................         5,055,000           5,574,654
         School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 ...................         1,670,000           1,716,326
         School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 ...................         1,000,000           1,054,610
   Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ................................         8,050,000           9,015,598
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
    MBIA Insured, 5.00%, 7/01/38 ............................................................         2,000,000           2,009,780
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
         7.75%, 7/01/08 .....................................................................           100,000             100,370
         7.50%, 7/01/09 .....................................................................            25,000              25,085
         AMBAC Insured, 5.00%, 7/01/28 ......................................................        10,000,000          10,080,600
   Puerto Rico Electric Power Authority Revenue,
         Series T, Pre-Refunded, 6.375%, 7/01/24 ............................................         1,000,000           1,122,580
         Series X, Pre-Refunded, 6.125%, 7/01/21 ............................................         4,000,000           4,564,480
   Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ......................           350,000             353,990
   Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ..........         1,525,000           1,556,949
   Puerto Rico Telephone Authority Revenue, Series L, Pre-Refunded, 6.125%, 1/01/22 .........         1,490,000           1,522,840
   Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 .......         1,385,000           1,416,592
   Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/25          6,480,000           6,500,801
   Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 ..................         8,000,000           7,950,160
   Randolph County COP, FSA Insured, 5.75%, 6/01/22 .........................................         5,500,000           5,905,185
   Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project,
    Refunding, 6.40%, 12/01/06 ..............................................................         1,750,000           1,961,435
   Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ...........         1,850,000           2,017,721
   Stokes County COP, MBIA Insured, 7.00%, 3/01/06 ..........................................         1,000,000           1,034,780
   University of Greensboro Revenue, Housing and Dining System, Series G, MBIA Insured,
    6.00%, 4/01/26 ..........................................................................         2,040,000           2,238,920
   University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 ...         4,940,000           4,955,907
   University of North Carolina Revenue, Series A, 5.00%, 12/01/25 ..........................         4,000,000           4,030,360
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
         5.50%, 10/01/18 ....................................................................         2,000,000           2,073,600
         5.625%, 10/01/25 ...................................................................         1,575,000           1,622,849
(b)Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.,
    6.90%, 4/01/09 ..........................................................................        10,000,000          10,218,900
   Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ............         1,000,000           1,049,300
   Winston-Salem SFMR, 8.00%, 9/01/07 .......................................................           190,000             193,331
   Winston-Salem Water and Sewer System Revenue,
         Refunding, 5.125%, 6/01/20 .........................................................         2,500,000           2,561,025
         Refunding, 5.125%, 6/01/28 .........................................................         2,000,000           2,022,080
         Series B, 5.70%, 6/01/17 ...........................................................         2,250,000           2,495,716
                                                                                                                        -----------
   TOTAL LONG TERM INVESTMENTS (COST $396,131,302) ..........................................                           416,779,749
                                                                                                                        ===========

FRANKLIN TAX-FREE TRUST

                                                                                                     PRINCIPAL
   FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                        AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS .5%
   Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly
    VRDN and Put, 2.05%, 1/15/26 .......................................................           $    680,000            $680,000
   North Carolina Educational Facilities Finance Agency Revenue, Belmont Abbey College,
    Weekly VRDN and Put, 2.10%, 6/01/18 ................................................                330,000             330,000
   North Carolina Medical Care Commission Hospital Revenue,
      Lexington Memorial Hospital Project, Refunding, Daily VRDN and Put, 2.55%, 4/01/10                400,000             400,000
      Pooled Financing Project, Series A, Daily VRDN and Put, 2.55%, 10/01/16 ..........                150,000             150,000
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.50%, 12/01/15 ...............................................                400,000             400,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,960,000) ......................................                                  1,960,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $398,091,302) 98.9% .........................................                                418,739,749
   OTHER ASSETS, LESS LIABILITIES 1.1% .................................................                                  4,922,934
                                                                                                                       ------------
   NET ASSETS 100.0% ...................................................................                               $423,662,683
                                                                                                                       ============


See glossary of terms on page 103.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


94                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN TEXAS TAX-FREE INCOME FUND

                                                   SIX MONTHS
                                                      ENDED
                                                    AUGUST 31,                           YEAR ENDED FEBRUARY 28,
                                                      2001         -----------------------------------------------------------------
CLASS A                                            (UNAUDITED)        2001          2000         1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  10.60         $  10.22      $  11.42      $  11.68      $  11.37      $  11.58
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ...................        .28              .58           .58           .60           .62           .66
   Net realized and unrealized gains (losses) .        .20              .37         (1.16)         (.05)          .36            --
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............        .48              .95          (.58)          .55           .98           .66
                                                  ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................       (.29)            (.57)         (.58)         (.60)         (.64)         (.67)
   Net realized gains .........................         --               --          (.04)         (.21)         (.03)         (.20)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................       (.29)            (.57)         (.62)         (.81)         (.67)         (.87)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................   $  10.79         $  10.60      $  10.22      $  11.42      $  11.68      $  11.37
                                                  ==================================================================================

Total return(b) ...............................       4.60%            9.53%        (5.21)%        4.86%         8.91%         5.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $107,474         $103,010      $104,433      $127,739      $130,578      $126,612
Ratios to average net assets:
   Expenses ...................................        .80%(c)          .81%          .78%          .77%          .76%          .75%
   Net investment income ......................       5.21%(c)         5.53%         5.35%         5.17%         5.44%         5.70%
Portfolio turnover rate .......................       9.97%           14.02%        20.93%        25.26%        34.52%        35.57%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  10.75         $  10.36      $  11.57      $  11.81      $  11.49      $  11.68
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ...................        .25              .53           .53           .53           .58           .60
   Net realized and unrealized gains (losses) .        .21              .37         (1.18)         (.03)          .35           .02
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............        .46              .90          (.65)          .50           .93           .62
                                                  ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................       (.26)            (.51)         (.52)         (.53)         (.58)         (.61)
   Net realized gains .........................         --               --          (.04)         (.21)         (.03)         (.20)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................       (.26)            (.51)         (.56)         (.74)         (.61)         (.81)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................   $  10.95         $  10.75      $  10.36      $  11.57      $  11.81      $  11.49
                                                  ==================================================================================
Total return(b) ...............................       4.33%            8.90%        (5.77)%        4.40%         8.31%         5.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $  4,792         $  4,486      $  4,650      $  5,229      $  2,076      $    740
Ratios to average net assets:
   Expenses ...................................       1.36%(c)         1.36%         1.34%         1.33%         1.33%         1.32%
   Net investment income ......................       4.65%(c)         4.97%         4.79%         4.61%         4.79%         5.03%
Portfolio turnover rate .......................       9.97%           14.02%        20.93%        25.26%        34.52%        35.57%

(a) Based on average shares outstanding effective period ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


                       See notes to financial statements.                     95

   FRANKLIN TAX-FREE TRUST

   STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                     PRINCIPAL
   FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                 AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.5%
   Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project,
      7.00%, 12/01/11 ...........................................................................  $  2,250,000          $2,530,013
   Austin Utility System Revenue, Series A, AMBAC Insured, 6.75%, 11/15/07 ......................       800,000             821,960
   Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health
      Services, Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ....................................     3,000,000           3,291,930
   Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 .......................................        65,000              66,442
   Bexar County HFC, MFHR, Honey Creek Apartments Project, Series A, MBIA Insured,
            6.125%, 4/01/20 .....................................................................     1,000,000           1,061,900
            6.20%, 4/01/30 ......................................................................     2,845,000           3,002,898
   Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured,
      6.35%, 5/01/25 ............................................................................     1,890,000           2,085,766
   Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding, Series A-2,
      6.80%, 12/01/04 ...........................................................................       825,000             874,591
   Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized, Refunding,
      Series C, 5.55%, 6/01/30 ..................................................................     3,000,000           2,895,390
   Cameron County HFC Revenue, Collateralized Mortgage Obligation, Refunding, Series B,
      FGIC Insured, 7.85%, 3/01/24 ..............................................................        70,000              71,551
   Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ......................................     1,000,000           1,028,840
   Castleberry ISD,
            Pre-Refunded, 6.00%, 8/15/25 ........................................................     1,825,000           2,045,296
            Refunding, 6.00%, 8/15/25 ...........................................................       175,000             188,435
   Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital,
      Refunding, FHA Insured, 7.375%, 1/15/21 ...................................................     1,435,000           1,468,436
   Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ..................       455,000             468,350
   Dallas Area Rapid Transportation, senior lien, AMBAC Insured, 5.00%, 12/01/26 ................     2,000,000           1,974,420
   Dallas Housing Corp. Capital Projects Revenue, Section 8, Assisted Projects, Refunding,
      7.70%, 8/01/05 ............................................................................       415,000             421,914
   Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
            American Airlines Inc., 6.375%, 5/01/35 .............................................     1,000,000           1,025,810
            American Airlines Inc., Refunding, 6.00%, 11/01/14 ..................................     2,000,000           2,056,680
            Delta Airlines Inc., 7.625%, 11/01/21 ...............................................     2,000,000           2,048,560
   Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ........................     4,245,000           3,707,456
   Edcouch Elsa ISD, GO, 5.50%, 2/15/30 .........................................................     2,000,000           2,072,300
   Fort Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11 ....................................       380,000             391,898
   Gulf Coast Waste Disposal Authority Revenue,
            Champion International Corp., Series A, 6.875%, 12/01/28 ............................     1,000,000           1,041,430
            Valero Energy Corp. Project, 5.70%, 4/01/32 .........................................     3,000,000           2,952,930
   Harris County Health Facilities Development Corp. Revenue, Hermann Hospital Project, FSA
      Insured, Pre-Refunded, 7.00%, 10/01/14 ....................................................       750,000             767,303
   Hidalgo County GO, Certificates Obligation, FSA Insured, 5.25%, 8/15/21 ......................     2,500,000           2,564,175
   Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 .............     2,000,000           2,061,820
   Keller ISD, GO, Refunding, 5.375%, 8/15/25 ...................................................     1,500,000           1,541,205
   Laredo ISD, GO, 5.25%, 8/01/24 ...............................................................     4,000,000           4,061,800
   Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 ...................     2,000,000           2,046,800
   Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ..................     2,130,000           2,268,067
   Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
      Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 .........................................     1,500,000           1,537,530
   Mesquite Health Facilities Development Corp. Revenue, Retirement Facility, Christian Care
   Centers Inc., Refunding, Series A, 6.40%,
            2/15/16 .............................................................................     1,000,000           1,009,380
            2/15/20 .............................................................................     2,000,000           2,005,120
   Montgomery County Texas GO, Library,
            FGIC Insured, Pre-Refunded, 6.75%, 9/01/10 ..........................................       280,000             291,659
            FGIC Insured, Pre-Refunded, 6.75%, 9/01/11 ..........................................       295,000             307,284
            Refunding, FGIC Insured, 6.75%, 9/01/10 .............................................       495,000             513,736
            Refunding, FGIC Insured, 6.75%, 9/01/11 .............................................       530,000             550,061
   Northside ISD, GO, Refunding, 5.00%, 2/15/26 .................................................     2,500,000           2,465,225
   Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project,
      Refunding, 5.60%, 1/01/27 .................................................................     6,000,000           3,959,340
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 .     2,000,000           1,937,360
   Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
      Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ......................     7,000,000           7,647,360
   Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ..........     2,500,000           2,663,175
   Sabine River Authority PCR,
            Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ............     5,000,000           5,504,550
            Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured,
              6.55%, 10/01/22 ...................................................................     1,200,000           1,269,960
   San Antonio ISD, Building, Series A, 5.00%, 8/15/26 ..........................................     5,000,000           4,929,700
   Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
      Health, FGIC Insured, ETM, 6.00%, 9/01/24 .................................................     4,000,000           4,555,360

FRANKLIN TAX-FREE TRUST

                                                                                                   PRINCIPAL
   FRANKLIN TEXAS TAX-FREE INCOME FUND                                                               AMOUNT                VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living
    Centers, Series C, 5.75%,
         8/15/18 ...................................................................            $  1,570,000             $1,378,366
         8/15/28 ...................................................................               3,900,000              3,275,493
   Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding,
    7.375%, 10/01/20 ...............................................................                 500,000                651,455
   Texas Housing Agency Residential Development Mortgage Revenue, Series A,
    7.60%, 7/01/16 .................................................................               1,410,000              1,432,391
   Texas State Department of Housing and Community Affairs HMR, Refunding, Series A,
    GNMA Secured, 6.95%, 7/01/23 ...................................................               1,405,000              1,438,706
   Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 ..               1,000,000              1,044,000
   Texas State Higher Education Coordinating Board College Student Loan Revenue,
    senior lien, 7.70%, 10/01/25 ...................................................                 335,000                342,058
   University of Texas University Revenues, Financing System, Refunding, Series A,
    5.70%, 8/15/20 .................................................................               1,000,000              1,062,890
   Waco Health Facilities Development Corp. Hospital Revenue, Hillcrest Baptist
    Medical Center Project, MBIA Insured, 7.125%, 9/01/14 ..........................                 500,000                506,400
   West Side Calhoun County Navigation District Solid Waste Disposal Revenue,
    Union Carbide Chemical and Plastics Co. Project, 8.20%, 3/15/21 ................               1,000,000              1,023,950
    Wylie ISD, GO,
         Pre-Refunded, 7.00%, 8/15/24 ..............................................                 210,000                260,474
         Pre-Refunded, 7.00%, 8/15/24 ..............................................                 450,000                558,152
         Refunding, 7.00%, 8/15/24 .................................................                 340,000                404,508
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $106,967,463) .................................                                    109,432,009
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS 1.2%
   Brazos River Harbor Navigation District Harbor Revenue, BASF Corp. Project,
    Daily VRDN and Put, 2.70%, 4/01/31 .............................................               1,000,000              1,000,000
   Harris County Health Facilities Development Corp. Revenue, Saint Lukes
    Episcopal Hospital, Series A, Daily VRDN and Put, 2.50%, 2/15/27 ...............                 300,000                300,000
   Port Arthur Navigation District IDC, American Petrofina Inc., Daily VRDN and
    Put, 2.45%, 5/01/03 ............................................................                 100,000                100,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,400,000) ..................................                                      1,400,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $108,367,463) 98.7% .....................................                                    110,832,009
   OTHER ASSETS, LESS LIABILITIES 1.3% .............................................                                      1,434,829
                                                                                                                       ------------
   NET ASSETS 100.0% ...............................................................                                   $112,266,838
                                                                                                                       ============



See glossary of terms on page 103.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.                     97

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN VIRGINIA TAX-FREE INCOME FUND



                                             SIX MONTHS ENDED                           YEAR ENDED FEBRUARY 28,
                                             AUGUST 31, 2001     ------------------------------------------------------------------
CLASS A                                        (UNAUDITED)         2001           2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period .....      $  11.45         $  10.79      $  11.88      $  11.88      $  11.65      $  11.72
                                                -----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ...............           .29              .59           .59           .60           .62           .65
  Net realized and unrealized gains
    (losses) .............................           .21              .65         (1.09)          .03           .35          (.07)
                                                -----------------------------------------------------------------------------------
Total from investment operations .........           .50             1.24          (.50)          .63           .97           .58
                                                -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income ..................          (.30)            (.58)         (.59)         (.60)         (.64)         (.64)
  Net realized gains .....................            --               --            --          (.03)         (.10)         (.01)
                                                -----------------------------------------------------------------------------------
Total distributions ......................          (.30)            (.58)         (.59)         (.63)         (.74)         (.65)
                                                -----------------------------------------------------------------------------------
Net asset value, end of period ...........      $  11.65         $  11.45      $  10.79      $  11.88      $  11.88      $  11.65
                                                ===================================================================================
Total return(b) ..........................          4.40%           11.80%        (4.31)%        5.40%         8.53%         5.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $388,174         $356,599      $327,235      $379,670      $332,199      $287,172
Ratios to average net assets:
  Expenses ...............................           .68%(c)          .70%          .68%          .68%          .69%          .69%
  Net investment income ..................          4.92%(c)         5.27%         5.19%         4.98%         5.29%         5.56%
Portfolio turnover rate ..................          4.90%            8.89%        22.53%         8.90%        12.90%        19.25%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period .....      $  11.53         $  10.86      $  11.95      $  11.95      $  11.71      $  11.77
                                                -----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ...............           .26              .53           .53           .53           .57           .58
  Net realized and unrealized gains
    (losses) .............................           .20              .66         (1.09)          .03           .34          (.05)
                                                -----------------------------------------------------------------------------------
Total from investment operations .........           .46             1.19          (.56)          .56           .91           .53
                                                -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income ..................          (.26)            (.52)         (.53)         (.53)         (.57)         (.58)
  Net realized gains .....................            --               --            --          (.03)         (.10)         (.01)
                                                -----------------------------------------------------------------------------------
Total distributions ......................          (.26)            (.52)         (.53)         (.56)         (.67)         (.59)
                                                -----------------------------------------------------------------------------------
Net asset value, end of period ...........      $  11.73         $  11.53      $  10.86      $  11.95      $  11.95      $  11.71
                                                ===================================================================================
Total return(b) ..........................          4.08%           11.23%        (4.82)%        4.78%         7.97%         4.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $ 31,228         $ 24,766      $ 21,454      $ 22,796      $ 13,186      $  6,674
Ratios to average net assets:
  Expenses ...............................          1.23%(c)         1.24%         1.23%         1.24%         1.25%         1.25%
  Net investment income ..................          4.37%(c)         4.72%         4.64%         4.42%         4.72%         4.94%
Portfolio turnover rate ..................          4.90%            8.89%        22.53%         8.90%        12.90%        19.25%

(a)Based on average shares outstanding effective year ended February 29, 2000.
(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)Annualized


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                      PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                 AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.9%
Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital,
 Refunding, 5.375%, 7/01/28 ................................................        $ 5,000,000        $ 4,933,150
Albermarle County IDAR,
     Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ................          5,000,000          5,196,150
     University of Virginia Health Services Foundation,
 Pre-Refunded, 6.50%, 10/01/22 .............................................          1,125,000          1,194,075
Alexandria IDA, Educational Facilities Revenue,
 Episcopal High School, 5.875%, 1/01/29 ....................................          2,500,000          2,665,750
Arlington County IDA, Hospital Facilities Revenue,
 Arlington Hospital, Series A, Pre-Refunded, 7.125%, 9/01/21 ...............          2,000,000          2,040,000
Augusta County IDAR, Augusta Hospital Corp. Project,
     AMBAC Insured, Pre-Refunded, 6.625%, 9/01/12 ..........................          1,000,000          1,020,000
     (b) Pre-Refunded, 7.00%, 9/01/21 ......................................          2,000,000          2,040,000
Augusta County Virginia Service Authority Water and Sewer Revenue,
 MBIA Insured, 5.00%, 11/01/24 .............................................          2,250,000          2,260,328
Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
     6.30%, 12/01/25 .......................................................          2,000,000          2,040,560
     5.60%, 12/01/25 .......................................................          7,650,000          7,232,922
     Series A, 6.55%, 12/01/25 .............................................          5,000,000          5,195,850
Bristol Utility System Revenue, Refunding, FSA Insured, 5.00%, 7/15/21 .....          1,245,000          1,266,115
Chesapeake IDA, Public Facilities Lease Revenue,
 Chesapeake Jail Project, MBIA Insured, 6.00%, 6/01/12 .....................          3,940,000          4,293,379
Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
     7/15/19 ...............................................................          3,250,000          3,370,478
     7/15/32 ...............................................................          8,000,000          8,105,040
Covington-Alleghany County IDA, PCR, Westvaco Corp.
 Project, Refunding, 6.65%, 9/01/18 ........................................          5,000,000          5,285,300
Danville IDA,
     Hospital Revenue, Danville Regional Medical Center,
 FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 ...............................          5,000,000          5,573,750
     Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .            500,000            521,480
Fairfax County EDA Revenue, National Wildlife Federation,
 MBIA Insured, 5.375%, 9/01/29 .............................................          8,000,000          8,291,120
Fairfax County IDAR, Health Care,
     Inova Health System Project, 6.00%, 8/15/26 ...........................          5,000,000          5,275,050
     Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 ......          5,000,000          5,015,250
     Inova Health, Refunding, Series A, 5.00%, 8/15/18 .....................          2,100,000          2,132,529
Fairfax County Redevelopment and Housing Authority MFHR,
     Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 .................          4,700,000          4,955,304
     Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ..          1,000,000          1,066,570
     Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 .          1,000,000          1,056,590
Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ................          5,000,000          5,365,900
Fairfax County Water Authority Revenue, Refunding, 5.00%, 4/01/29 ..........          1,000,000          1,001,840
Frederick County IDA, Lease Revenue, Government
 Complex Facilities Project, MBIA Insured, 6.50%, 12/01/09 .................          2,040,000          2,278,721
Fredericksburg IDA, Hospital Facilities Revenue,
 Medicorp Health System Obligation, Refunding, AMBAC Insured, 5.25%, 6/15/23         10,000,000         10,216,800
Gloucester County IDA, Lease Revenue, Courthouse Project,
 MBIA Insured, 5.50%, 11/01/30 .............................................          1,715,000          1,806,255
Greater Richmond Convention Center Authority Hotel Tax Revenue,
 Convention Center Expansion Project,
     6.125%, 6/15/29 .......................................................          8,000,000          8,642,640
     6.25%, 6/15/32 ........................................................          8,175,000          9,025,691
Guam Airport Authority Revenue,
     Refunding, Series A, 6.375%, 10/01/10 .................................            830,000            884,730
     Series A, 6.50%, 10/01/23 .............................................          1,000,000          1,058,520
Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric
 Cooperative Project, 6.50%, 12/01/12 ......................................          3,000,000          3,125,280
Hampton Redevelopment and Housing Authority Senior Living
 Association Revenue, Refunding, Series A, GNMA Secured,
     6.00%, 1/20/26 ........................................................          1,060,000          1,115,279
Hampton Roads Medical College General Revenue, Refunding,
 Series A, 6.875%, 11/15/16 ................................................          1,500,000          1,536,750
Hampton Roads Regional Jail Authority Jail Facilities Revenue,
 Series A, MBIA Insured, 5.00%, 7/01/28 ....................................         10,000,000         10,033,700
Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26           4,175,000          4,268,061
Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ..............................          1,000,000          1,084,400
Henrico County IDAR, Solid Waste, Browning-Ferris Industries,
 South Atlantic Inc., Series A, 5.875%, 3/01/17 ............................          1,000,000            943,260
Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville
 and Henry, Refunding, 6.00%, 1/01/27 ......................................          1,250,000          1,308,913
Isle Wight County IDA, Environmental Improvement Revenue,
 International Paper Company Project, Series A, 6.60%, 5/01/24 .............          2,000,000          2,136,540
Isle Wight County IDAR, International Paper Co. Project,
 Series A, 5.85%, 1/01/18 ..................................................          4,155,000          4,273,667
Leesburg Utilities System Revenue, Refunding,
 MBIA Insured, 5.125%, 7/01/22 .............................................          3,750,000          3,804,000
Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center,
 FSA Insured, 5.80%, 6/01/26 ...............................................          3,000,000          3,159,960

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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
   FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Loudoun County Sanitation Authority Water and Sewer Revenue,
       Refunding, FGIC Insured, 5.125%, 1/01/30 ...........................................        $5,250,000        $5,302,238
       Refunding, FGIC Insured, 5.125%, 1/01/26 ...........................................         3,795,000         3,837,428
       Series 96, FGIC Insured, 5.25%, 1/01/30 ............................................         1,000,000         1,020,620
       Series 96, FGIC Insured, 5.25%, 1/01/26 ............................................         6,500,000         6,662,175
   Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28..         8,000,000         8,077,360
   Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III, Refunding,
       Series A, GNMA Secured, 6.20%, 7/20/27 .............................................         1,000,000         1,058,820
   Mecklenburg County IDAR, Exempt Facility, Series A, 7.35%, 5/01/08 .....................         4,500,000         4,603,050
   Metropolitan Washington D.C. Airport Authority System Revenue, Series A, MBIA Insured,
       5.00%, 10/01/31 ....................................................................         4,000,000         3,956,880
   Metropolitan Washington D.C. Airports Authority General Airport Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 .................................         5,000,000         4,942,350
       Series A, 5.375%, 10/01/23 .........................................................         3,000,000         3,091,920
       Series B, 5.75%, 10/01/20 ..........................................................         6,000,000         6,351,540
   Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
       5.875%, 8/01/21 ....................................................................         1,420,000         1,556,590
       6.10%, 8/01/26 .....................................................................         1,725,000         1,912,749
   Montgomery County IDA, Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ..........         1,000,000         1,054,750
(b)Newport News GO, 4.75%, 8/15/20 ........................................................         3,905,000         3,895,238
   Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
       6.25%, 8/01/36 .....................................................................         2,965,000         3,168,429
   Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA
       Secured, 5.85%, 12/20/30 ...........................................................         4,060,000         4,246,638
   Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 .............         1,440,000         1,448,179
   Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 ..         3,000,000         3,060,390
   Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 ...........................         2,000,000         2,083,580
   Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 ...................................         5,000,000         5,329,550
   Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project,
       Refunding, 7.375%, 6/01/20 .........................................................         5,480,000         5,701,173
(b)Peninsula Ports Authority Health System Revenue, Riverside Health System Project,
       Series A, Pre-Refunded, 6.625%, 7/01/18 ............................................         6,000,000         6,319,380
   Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital
       Project, Refunding, FHA Insured, 8.70%, 8/01/23 ....................................            50,000            63,468
   Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1, 6.00%,
       12/01/33 ...........................................................................         2,340,000         2,442,562
   Prince William County Service Authority Water and Sewer Systems Revenue,
    FGIC Insured, 5.50%, 7/01/29 ..........................................................         5,000,000         5,240,100
   Puerto Rico Commonwealth GO, 5.00%, 7/01/27 ............................................         2,400,000         2,401,536
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
        Series A, MBIA Insured, 5.00%, 7/01/38 ............................................         2,000,000         2,009,780
        Series Y, 5.50%, 7/01/36 ..........................................................         4,500,000         4,796,460
        Series Y, Pre-Refunded, 6.00%, 7/01/22 ............................................         2,000,000         2,303,020
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
        Series A, 7.90%, 7/01/07 ..........................................................           100,000           100,390
        7.75%, 7/01/08 ....................................................................           350,000           351,295
   AMBAC Insured, 5.00%, 7/01/28 ..........................................................         5,000,000         5,040,300
   Puerto Rico Electric Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ...         5,910,000         6,106,508
   Puerto Rico Electric Power Authority Revenue, Refunding, Series Z, 5.25%, 7/01/21 ......         1,500,000         1,522,665
        Series DD, MBIA Insured, 5.00%, 7/01/28 ...........................................         3,000,000         3,025,350
   Puerto Rico HFC Revenue,
        MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ........................................         2,005,000         2,027,857
        Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ............            20,000            23,629
   Richmond GO, Refunding and Improvement, Series A, FSA Insured, 5.125%, 1/15/24 .........         2,000,000         2,028,840
   Richmond IDA, Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31         3,000,000         3,099,120
   Richmond Metropolitan Authority Expressway Revenue,
        Refunding, Series B, FGIC Insured, 6.25%, 7/15/22 .................................         4,030,000         4,219,249
        Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16 .............................         1,500,000         1,579,695
        Series B, FGIC Insured, Pre-Refunded, 6.25%, 7/15/22 ..............................           970,000         1,020,508
   Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
        8/01/22 ...........................................................................         2,000,000         2,007,660
   South Boston IDAR, Halifax Community Hospital Inc. Project, 7.375%, 9/01/11 ............         4,250,000         4,335,000
   Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
        5.25%, 6/01/22 ....................................................................         6,500,000         6,665,555
        5.40%, 6/01/27 ....................................................................         6,800,000         7,016,172

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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                            PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                       AMOUNT               VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ...................................................................        $  1,500,000        $  1,576,665
     10/01/18 ...................................................................           1,500,000           1,555,200
Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ..........................           1,865,000           1,930,611
Virginia College Building Authority Educational Facilities Revenue GO, Regent
  University Project, MBIA Insured, 5.125%, 10/01/21 ............................           5,000,000           5,104,350
Virginia College Building Authority Educational Facilities Revenue,
     21st Century College Program, 5.00%, 2/01/21 ...............................           1,375,000           1,390,510
     Hampton University Project, 6.00%, 4/01/20 .................................           1,500,000           1,654,080
     Marymount University Project, Pre-Refunded, 7.00%, 7/01/22 .................           1,750,000           1,847,685
     Washington and Lee University, 5.75%, 1/01/19 ..............................              50,000              52,487
Virginia College Building Authority Virginia Educational Facilities Revenue GO,
  Regent University Project, MBIA Insured, 5.125%, 10/01/31 .....................           3,000,000           3,029,280
Virginia State HDA,
     Commonwealth Mortgage, Series A, 7.10%, 1/01/17 ............................           1,000,000           1,023,580
     Commonwealth Mortgage, Series A, 7.15%, 1/01/33 ............................           4,440,000           4,554,286
  (b)Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17 ............               5,000               5,019
     Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17 ...........              45,000              45,126
     Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ............           2,000,000           2,114,200
     Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 ............             400,000             417,604
     Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17 ............             155,000             155,084
     MFH, Series C, 5.30%, 11/01/16 .............................................           1,000,000           1,029,900
     MFH, Series F, 7.10%, 5/01/13 ..............................................           8,995,000           9,202,964
     MFH, Series H, 5.55%, 5/01/15 ..............................................           1,000,000           1,046,110
     Rental Housing, Series J, 5.80%, 2/01/19 ...................................           2,000,000           2,098,780
     Rental Housing, Series L, 5.75%, 2/01/15 ...................................           1,000,000           1,065,010
     SFHR, Series B, Subseries B-1, 5.95%, 7/01/18 ..............................           2,000,000           2,142,840
Virginia State Public School Authority GO, School Financing, Series A, 5.00%,
     8/01/20 ....................................................................           3,000,000           3,040,200
     8/01/21 ....................................................................           4,000,000           4,046,360
Virginia State Resource Authority Airport Revenue, Revolving Fund,
 Series A, 5.00%, 8/01/27 .......................................................           3,000,000           3,006,540
Virginia State Resources Authority Water and Sewer System Revenue,
     Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ........................              45,000              45,351
     Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ........................              10,000              10,078
     Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ......................           1,610,000           1,688,520
Virginia State Resources Authority Water System Revenue, Refunding,
 Series A, 6.125%, 4/01/19 ......................................................           1,000,000           1,017,890
Virginia State Transportation Board Transportation Contract Revenue,
 U.S. Route 28 Project, Refunding, 6.50%, 4/01/18 ...............................           9,000,000           9,358,020
Washington County IDA,
     College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23           3,295,000           3,383,899
     Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital,
     Pre-Refunded, 7.00%, 7/01/22 ...............................................           3,000,000           3,168,750
West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project, Refunding,
  Series B, 6.25%, 3/01/19 ......................................................           4,000,000           3,757,480
Winchester IDA, Educational Facilities Revenue, First Mortgage,
 Shenandoah University Project, Asset Guaranteed,
     6.80%, 10/01/24 ............................................................             185,000             206,980
     Pre-Refunded, 6.80%, 10/01/24 ..............................................           1,000,000           1,132,660
York County Sewer Revenue, 5.875%,
     6/01/24 ....................................................................             500,000             539,160
     6/01/29 ....................................................................           1,500,000           1,613,439
                                                                                                             ------------
TOTAL LONG TERM INVESTMENTS (COST $387,100,145) .................................                             406,262,091
                                                                                                             ------------

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STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
   FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 2.9%
   Alexandria Redevelopment and Housing Authority Residential Care Facility Revenue,
     First Mortgage, Goodwin House Inc., Series B, Daily VRDN and Put, 2.40%,
       10/01/06 ........................................................................        $    200,000        $    200,000
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
     Weekly VRDN and Put, 1.50%, 12/01/15 ..............................................           1,300,000           1,300,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     AMBAC Insured, Weekly VRDN and Put, 1.90%, 7/01/28 ................................           4,400,000           4,400,000
   Richmond Redevelopment and Housing Authority Housing Revenue, Belmont Apartments
      Project, Refunding, Weekly VRDN and Put, 2.95%, 4/01/07 ..........................             680,000             680,000
   Roanoke IDA, Hospital Revenue,
        Carilion Health System, Series B, Daily VRDN and Put, 2.50%, 7/01/27 ...........           1,450,000           1,450,000
        Roanoke Memorial Hospital Project, Series C, Weekly VRDN and Put, 2.35%, 7/01/19           1,450,000           1,450,000
   Waynesboro IDAR, Residential Care Facilities, Sunnyside Presbyterian Home,
    Refunding, Daily VRDN and Put, 2.35%, 12/15/28 .....................................           2,600,000           2,600,000
                                                                                                                    ------------
   TOTAL SHORT TERM INVESTMENTS (COST $12,080,000) .....................................                              12,080,000
                                                                                                                    ------------
   TOTAL INVESTMENTS (COST $399,180,145) 99.8% .........................................                             418,342,091
   OTHER ASSETS, LESS LIABILITIES .2% ..................................................                               1,059,795
                                                                                                                    ------------
   NET ASSETS 100.0% ...................................................................                            $419,401,886
                                                                                                                    ============

See glossary of terms on page 103.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------
ACES       -  Adjustable Convertible Exempt Securities
AMBAC      -  American Municipal Bond Assurance Corp.
BIG        -  Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA        -  Community Development Authority/Agency
CDD        -  Community Development District
COP        -  Certificate of Participation
EDA        -  Economic Development Authority
EDR        -  Economic Development Revenue
ETM        -  Escrow to Maturity
FGIC       -  Financial Guaranty Insurance Co.
FHA        -  Federal Housing Authority/Agency
FNMA       -  Federal National Mortgage Association
FSA        -  Financial Security Assistance
GNMA       -  Government National Mortgage Association
GO         -  General Obligation
HDA        -  Housing Development Authority/Agency
HDC        -  Housing Development Corp.
HFA        -  Housing Finance Authority/Agency
HFAR       -  Housing Finance Authority Revenue
HFC        -  Housing Finance Corp.
ID         -  Improvement District
IDA        -  Industrial Development Authority/Agency
IDAR       -  Industrial Development Authority/Agency Revenue
IDB        -  Industrial Development Board
IDBR       -  Industrial Development Board Revenue
IDC        -  Industrial Development Corp.
IDR        -  Industrial Development Revenue
ISD        -  Independent School District
LLC        -  Limited Liability Corporation
LP         -  Limited Partnership
MAC        -  Municipal Assistance Corporation
MBIA       -  Municipal Bond Investors Assurance Corp.
MF         -  Multi-Family
MFH        -  Multi-Family Housing
MFHR       -  Multi-Family Housing Revenue
MFMR       -  Multi-Family Mortgage Revenue
MFR        -  Multi-Family Revenue
PBA        -  Public Building Authority
PCR        -  Pollution Control Revenue
PFA        -  Public Financing Authority
RDA        -  Redevelopment Authority/Agency
SF         -  Single Family
SFHR       -  Single Family Housing Revenue
SFM        -  Single Family Mortgage
SFMR       -  Single Family Mortgage Revenue
SFR        -  Single Family Revenue
VHA        -  Veterans Administration
ZERO CPN.  -  zero coupon

FRANKLIN  TAX-FREE  TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2001 (UNAUDITED)

                                              FRANKLIN            FRANKLIN            FRANKLIN            FRANKLIN
                                          ALABAMA TAX-FREE    FLORIDA TAX-FREE    GEORGIA TAX-FREE    KENTUCKY TAX-FREE
                                             INCOME FUND         INCOME FUND         INCOME FUND         INCOME FUND
                                          -----------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..............................       $217,394,618        $1,564,047,461        $185,660,527        $82,590,366
                                            =========================================================================
  Value .............................        228,061,852         1,676,043,391         196,009,630         86,169,142
 Cash ...............................             73,059                64,355              76,217            101,985
 Receivables:
 Capital shares sold ................            863,003             4,322,394             394,165            383,817
 Interest ...........................          3,538,463            27,156,950           2,654,635          1,203,598
                                            -------------------------------------------------------------------------
     Total assets ...................        232,536,377         1,707,587,090         199,134,647         87,858,542
                                            -------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...                 --             2,503,211           5,915,373                 --
  Capital shares redeemed ...........            211,319             2,285,007             347,433                 --
  Affiliates ........................            149,682               892,778             125,583             27,768
  Shareholders ......................            171,141               937,979              55,874             27,179
 Distributions to shareholders ......            338,792             2,514,261             319,328            129,093
 Other liabilities ..................              6,202                69,643               7,204              4,974
                                            -------------------------------------------------------------------------
     Total liabilities ..............            877,136             9,202,879           6,770,795            189,014
                                            -------------------------------------------------------------------------
      Net assets, at value ..........       $231,659,241        $1,698,384,211        $192,363,852        $87,669,528
                                            =========================================================================
Net assets consist of:
 Undistributed net investment income            (296,892)             (812,844)           (255,549)           (92,734)
 Net unrealized appreciation ........         10,667,234           111,995,930          10,349,103          3,578,776
 Accumulated net realized loss ......         (9,297,168)          (16,374,905)         (2,637,315)        (1,557,369)
 Capital shares .....................        230,586,067         1,603,576,030         184,907,613         85,740,855
                                            -------------------------------------------------------------------------
      Net assets, at value ..........       $231,659,241        $1,698,384,211        $192,363,852        $87,669,528
                                            =========================================================================
CLASS A:
 Net assets, at value ...............       $215,341,968        $1,595,326,722        $170,441,476        $87,669,528
                                            =========================================================================
 Shares outstanding .................         19,001,626           135,206,685          14,232,186          7,777,322
                                            =========================================================================
 Net asset value per share(a)........       $      11.33        $        11.80        $      11.98        $     11.27
                                            =========================================================================
 Maximum offering price per share
  (net asset value per share/95.75%)        $      11.83        $        12.32        $      12.51        $     11.77
                                            =========================================================================
CLASS B:
 Net assets, at value ...............                 --        $   19,126,250                  --                 --
                                            =========================================================================
 Shares outstanding .................                 --             1,614,595                  --                 --
                                            =========================================================================
 Net asset value and maximum offering
 price per share(a) .................                 --        $        11.85                  --                 --
                                            =========================================================================
CLASS C:
 Net assets, at value ...............       $ 16,317,273        $   83,931,239        $ 21,922,376                 --
                                            =========================================================================
 Shares outstanding .................          1,431,162             7,046,272           1,817,969                 --
                                            =========================================================================
 Net asset value per share(a)........       $      11.40        $        11.91        $      12.06                 --
                                            =========================================================================
 Maximum offering price per share
 (net asset value per share/99%) ....       $      11.52        $        12.03        $      12.18                 --
                                            =========================================================================

(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2001 (UNAUDITED)

                                                                                                             FRANKLIN
                                             FRANKLIN              FRANKLIN              FRANKLIN         NORTH CAROLINA
                                        LOUISIANA TAX-FREE    MARYLAND TAX-FREE     MISSOURI TAX-FREE        TAX-FREE
                                           INCOME FUND            INCOME FUND          INCOME FUND         INCOME FUND
                                        --------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................       $167,759,810          $277,479,431          $426,873,484        $398,091,302
                                           ============================================================================
  Value ............................        175,083,384           292,080,928           448,001,447         418,739,749
 Cash ..............................             59,686               265,042               265,183             705,043
 Receivables:
  Investment securities sold .......             34,467                    --                    --                  --
  Capital shares sold ..............            335,975               529,563             1,096,754           1,226,095
  Interest .........................          2,778,408             4,041,522             6,906,376           6,273,233
                                           ----------------------------------------------------------------------------
     Total assets ..................        178,291,920           296,917,055           456,269,760         426,944,120
                                           ----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..                 --                    --            12,449,572           1,718,348
  Capital shares redeemed ..........            165,643               187,480               311,365             530,532
  Affiliates .......................            109,860               184,005               265,542             249,271
  Shareholders .....................             67,042               144,535               334,458             172,485
Distributions to shareholders ......            254,319               411,593               620,140             603,424
Other liabilities ..................              6,897                 5,142                12,002               7,377
                                           ----------------------------------------------------------------------------
     Total liabilities .............            603,761               932,755            13,993,079           3,281,437
                                           ----------------------------------------------------------------------------
      Net assets, at value .........       $177,688,159          $295,984,300          $442,276,681        $423,662,683
                                           ============================================================================
Net assets consist of:
 Undistributed net investment income           (196,191)                8,360              (180,716)            (94,670)
 Net unrealized appreciation .......          7,323,574            14,601,497            21,127,963          20,648,447
 Accumulated net realized loss .....         (1,656,057)           (1,967,129)           (2,760,178)         (4,425,646)
 Capital shares ....................        172,216,833           283,341,572           424,089,612         407,534,552
                                           ----------------------------------------------------------------------------
      Net assets, at value .........       $177,688,159          $295,984,300          $442,276,681        $423,662,683
                                           ============================================================================
CLASS A:
 Net assets, at value ..............       $162,200,771          $268,290,026          $406,978,827        $373,231,103
                                           ============================================================================
 Shares outstanding ................         14,173,095            23,140,308            33,666,094          30,990,607
                                           ============================================================================
 Net asset value per share(a).......       $      11.44          $      11.59          $      12.09        $      12.04
                                           ============================================================================
 Maximum offering price per share
 (net asset value per share/95.75%)        $      11.95          $      12.10          $      12.63        $      12.57
                                           ============================================================================
CLASS C:
 Net assets, at value ..............       $ 15,487,388          $ 27,694,274          $ 35,297,854        $ 50,431,580
                                           ============================================================================
 Shares outstanding ................          1,343,381             2,366,492             2,906,723           4,156,042
                                           ============================================================================
 Net asset value per share(a).......       $      11.53          $      11.70          $      12.14        $      12.13
                                           ============================================================================
 Maximum offering price per share
 (net asset value per share/99%) ...       $      11.65          $      11.82          $      12.26        $      12.25
                                           ============================================================================

(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2001 (UNAUDITED)

                                                                               FRANKLIN            FRANKLIN
                                                                            TEXAS TAX-FREE     VIRGINIA TAX-FREE
                                                                              INCOME FUND         INCOME FUND
                                                                            ------------------------------------
Assets:
 Investments in securities:
  Cost ..............................................................        $108,367,463         $399,180,145
                                                                             =================================
  Value .............................................................         110,832,009          418,342,091
 Cash ...............................................................              61,278               91,808
 Receivables:
  Capital shares sold ...............................................              13,061              565,753
  Interest ..........................................................           1,648,279            5,770,553
                                                                             ---------------------------------
     Total assets ...................................................         112,554,627          424,770,205
                                                                             ---------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................................                  --            3,912,678
  Capital shares redeemed ...........................................               8,463              456,069
  Affiliates ........................................................              78,554              245,451
  Shareholders ......................................................              59,676              151,022
Distributions to shareholders .......................................             136,784              593,928
Other liabilities ...................................................               4,312                9,171
                                                                             ---------------------------------
     Total liabilities ..............................................             287,789            5,368,319
                                                                             ---------------------------------
      Net assets, at value ..........................................        $112,266,838         $419,401,886
                                                                             =================================
Net assets consist of:
 Undistributed net investment income ................................            (205,306)            (272,953)
 Net unrealized appreciation ........................................           2,464,546           19,161,946
 Accumulated net realized loss ......................................          (2,166,582)          (5,323,979)
 Capital shares .....................................................         112,174,180          405,836,872
                                                                             ---------------------------------
      Net assets, at value ..........................................        $112,266,838         $419,401,886
                                                                             =================================
CLASS A:
 Net assets, at value ...............................................        $107,474,386         $388,174,196
                                                                             =================================
 Shares outstanding .................................................           9,956,573           33,333,039
                                                                             =================================
 Net asset value per share(a) .......................................        $      10.79         $      11.65
                                                                             =================================
 Maximum offering price per share (net asset value per share/95.75%)         $      11.27         $      12.17
                                                                             =================================
CLASS C:
 Net assets, at value ...............................................        $  4,792,452         $ 31,227,690
                                                                             =================================
 Shares outstanding .................................................             437,588            2,661,095
                                                                             =================================
 Net asset value per share(a) .......................................        $      10.95         $      11.73
                                                                             =================================
 Maximum offering price per share (net asset value per share/99%) ...        $      11.06         $      11.85
                                                                             =================================

(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)

                                                            FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                        ALABAMA TAX-FREE   FLORIDA TAX-FREE   GEORGIA TAX-FREE   KENTUCKY TAX-FREE
                                                           INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                        --------------------------------------------------------------------------
Investment income:
 Interest ..........................................       $ 6,588,513        $47,334,833         $5,171,813         $2,250,952
                                                           --------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................           626,470          3,834,174            523,601            256,921
 Distribution fees (Note 3)
  Class A ..........................................           105,834            782,592             83,220             41,011
  Class B ..........................................                --             42,199                 --                 --
  Class C ..........................................            48,498            255,212             59,769                 --
Transfer agent fees (Note 3) .......................            56,621            327,452             50,380             18,561
Custodian fees .....................................             1,087              7,866                863                366
Reports to shareholders ............................            11,617             67,914             10,857              4,671
Registration and filing fees .......................             2,443             11,840              2,422              1,318
Professional fees ..................................             5,691             40,642              6,422              5,119
Trustees' fees and expenses ........................             1,290              9,231                982                426
Other ..............................................             6,891             22,311              6,240              5,646
                                                           --------------------------------------------------------------------
     Total expenses ................................           866,442          5,401,433            744,756            334,039
     Expenses waived/paid by affiliate (Note 3) ....                --                 --                 --           (150,345)
                                                           --------------------------------------------------------------------
      Net expenses .................................           866,442          5,401,433            744,756            183,694
                                                           --------------------------------------------------------------------
       Net investment income .......................         5,722,071         41,933,400          4,427,057          2,067,258
                                                           --------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........            68,510         (3,328,049)            47,736           (438,013)
 Net unrealized appreciation on investments ........         5,264,744         41,915,718          3,957,141          2,335,120
                                                           --------------------------------------------------------------------
Net realized and unrealized gain ...................         5,333,254         38,587,669          4,004,877          1,897,107
                                                           --------------------------------------------------------------------
Net increase in net assets resulting from operations       $11,055,325        $80,521,069         $8,431,934         $3,964,365
                                                           ====================================================================

                       See notes to financial statements.

FRANKLIN  TAX-FREE  TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)

                                                                                                                    FRANKLIN
                                                       FRANKLIN            FRANKLIN            FRANKLIN          NORTH CAROLINA
                                                  LOUISIANA TAX-FREE   MARYLAND TAX-FREE   MISSOURI TAX-FREE        TAX-FREE
                                                      INCOME FUND         INCOME FUND         INCOME FUND         INCOME FUND
                                                  -----------------------------------------------------------------------------
Investment income:
 Interest ....................................       $ 4,967,120         $ 7,866,263          $11,783,848         $ 11,294,198
                                                     -------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ....................           492,035             761,589            1,068,398            1,028,382
 Distribution fees (Note 3)
  Class A ....................................            79,231             129,258              193,857              177,404
  Class C ....................................            45,606              80,721              102,931              152,627
Transfer agent fees (Note 3) .................            35,002              77,049              109,964               98,490
Custodian fees ...............................               832               1,266                1,956                1,743
Reports to shareholders ......................             7,813              14,187               19,572               16,288
Registration and filing fees .................             3,032               3,277                3,651                3,804
Professional fees ............................             5,156               5,650                8,380                7,725
Trustees' fees and expenses ..................               983               1,568                2,205                2,067
Other ........................................             6,365               7,323               11,331                7,896
                                                     -------------------------------------------------------------------------
     Total expenses ..........................           676,055           1,081,888            1,522,245            1,496,426
                                                     -------------------------------------------------------------------------
      Net investment income ..................         4,291,065           6,784,375           10,261,603            9,797,772
                                                     -------------------------------------------------------------------------
Realized and unrealized gains:
 Net realized gain from investments ..........            26,525              87,333              666,443              209,492
 Net unrealized appreciation on investments ..         3,580,311           6,032,381           11,182,469            9,403,041
                                                     -------------------------------------------------------------------------
Net realized and unrealized gain .............         3,606,836           6,119,714           11,848,912            9,612,533
                                                     -------------------------------------------------------------------------
Net increase in net assets resulting
 from operations .............................       $ 7,897,901         $12,904,089          $22,110,515          $19,410,305
                                                     =========================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)

                                                              FRANKLIN            FRANKLIN
                                                           TEXAS TAX-FREE     VIRGINIA TAX-FREE
                                                             INCOME FUND         INCOME FUND
                                                           ------------------------------------
Investment income:
 Interest ..........................................         $3,280,096          $ 11,137,186
                                                             --------------------------------
Expenses:
 Management fees (Note 3) ..........................            334,300             1,018,403
 Distribution fees (Note 3)
  Class A ..........................................             46,527               184,706
  Class C ..........................................             14,664                89,712
Transfer agent fees (Note 3) .......................             32,449               101,953
Custodian fees .....................................                463                 1,891
Reports to shareholders ............................              6,451                15,905
Registration and filing fees .......................              4,686                 3,187
Professional fees ..................................              4,734                 8,105
Trustees' fees and expenses ........................                593                 2,239
Other ..............................................              3,961                 9,871
                                                             --------------------------------
     Total expenses ................................            448,828             1,435,972
                                                             --------------------------------
      Net investment income ........................          2,831,268             9,701,214
                                                             --------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ................           (573,908)              (72,690)
 Net unrealized appreciation on investments ........          2,667,610             7,392,789
                                                             --------------------------------
Net realized and unrealized gain ...................          2,093,702             7,320,099
                                                             --------------------------------
Net increase in net assets resulting from operations         $4,924,970          $ 17,021,313
                                                             ================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001


                                                                               FRANKLIN ALABAMA
                                                                             TAX-FREE INCOME FUND
                                                                  ------------------------------------------
                                                                      SIX MONTHS              YEAR
                                                                         ENDED                ENDED
                                                                   AUGUST 31, 2001      FEBRUARY 28, 2001
                                                                  ------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................       $   5,722,071        $  11,645,243
  Net realized gain (loss) from investments .................              68,510           (7,423,932)
  Net unrealized appreciation on investments ................           5,264,744           16,719,660
                                                                    ----------------------------------
      Net increase in net assets resulting from operations ..          11,055,325           20,940,971

Distributions to shareholders from:
  Net investment income:
   Class A ..................................................          (5,486,471)         (11,146,297)
   Class B ..................................................                  --                   --
   Class C ..................................................            (342,428)            (674,065)
                                                                    ----------------------------------
Total distributions to shareholders .........................          (5,828,899)         (11,820,362)
Capital share transactions: (Note 2)
  Class A ...................................................             278,760           (1,604,562)
  Class B ...................................................                  --                   --
  Class C ...................................................           1,480,899             (155,394)
                                                                    ----------------------------------
Total capital share transactions ............................           1,759,659           (1,759,956)
      Net increase in net assets ............................           6,986,085            7,360,653

Net assets

 Beginning of period ........................................         224,673,156          217,312,503
                                                                    ----------------------------------
 End of period ..............................................       $ 231,659,241        $ 224,673,156
                                                                    ==================================

Undistributed net investment income included in net assets:

 End of period ..............................................       $    (296,892)       $    (220,851)
                                                                    ==================================


                                                                               FRANKLIN FLORIDA
                                                                              TAX-FREE INCOME FUND
                                                                 -------------------------------------------
                                                                       SIX MONTHS                 YEAR
                                                                         ENDED                   ENDED
                                                                     AUGUST 31, 2001        FEBRUARY 28, 2001
                                                                 -------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................       $    41,933,400        $    84,651,526
  Net realized gain (loss) from investments .................            (3,328,049)             3,411,816
  Net unrealized appreciation on investments ................            41,915,718             87,282,257
                                                                    --------------------------------------
      Net increase in net assets resulting from operations ..            80,521,069            175,345,599

Distributions to shareholders from:
 Net investment income:
   Class A ..................................................           (41,124,283)           (80,262,897)
   Class B ..................................................              (296,470)              (132,061)
   Class C ..................................................            (1,826,953)            (3,372,889)
                                                                    --------------------------------------
Total distributions to shareholders .........................           (43,247,706)           (83,767,847)
Capital share transactions: (Note 2)
  Class A ...................................................            21,710,829            (58,291,448)
  Class B ...................................................            11,318,731              6,931,249
  Class C ...................................................             7,881,620             (2,081,139)
                                                                    --------------------------------------
Total capital share transactions ............................            40,911,180            (53,441,338)
      Net increase in net assets ............................            78,184,543             38,136,414

Net assets

 Beginning of period ........................................         1,620,199,668          1,582,063,254
                                                                    --------------------------------------
 End of period ..............................................       $ 1,698,384,211        $ 1,620,199,668
                                                                    ======================================
Undistributed net investment income included in net assets:

 End of period ..............................................       $      (812,844)       $       172,120
                                                                    ======================================






110                 See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001



                                                                                             FRANKLIN GEORGIA
                                                                                           TAX-FREE INCOME FUND
                                                                                  -------------------------------------
                                                                                    SIX MONTHS               YEAR
                                                                                       ENDED                ENDED
                                                                                  AUGUST 31, 2001     FEBRUARY 28, 2001
                                                                                  -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                                              $4,427,057        $   8,580,779
  Net realized gain (loss) from investments ...............................              47,736             (546,218)
  Net unrealized appreciation on investments ..............................           3,957,141           10,916,871
                                                                                   ---------------------------------
    Net increase in net assets resulting from operations ..................           8,431,934           18,951,432
Distributions to shareholders from:
 Net investment income:
  Class A .................................................................          (4,154,899)          (7,871,554)
  Class C .................................................................            (402,685)            (677,364)
                                                                                   ---------------------------------
Total distributions to shareholders .......................................          (4,557,584)          (8,548,918)
Capital share transactions: (Note 2)
  Class A .................................................................           3,631,233            2,202,729
  Class C .................................................................           4,725,590            1,046,745
                                                                                   ---------------------------------
Total capital share transactions ..........................................           8,356,823            3,249,474
    Net increase in net assets ............................................          12,231,173           13,651,988
Net assets

  Beginning of period .....................................................         180,132,679          166,480,691
                                                                                   ---------------------------------
  End of period ...........................................................        $192,363,852        $ 180,132,679
                                                                                   =================================
Undistributed net investment income included in net assets:

  End of period ...........................................................        $   (255,549)       $    (148,402)
                                                                                   =================================


                                                                                          FRANKLIN KENTUCKY
                                                                                         TAX-FREE INCOME FUND
                                                                                 -------------------------------------
                                                                                   SIX MONTHS              YEAR
                                                                                      ENDED                ENDED
                                                                                 AUGUST 31, 2001     FEBRUARY 28, 2001
                                                                                 -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                                                            $  2,067,258        $  3,684,780
  Net realized gain (loss) from investments ...............................           (438,013)              7,239
  Net unrealized appreciation on investments ..............................          2,335,120           3,894,477
                                                                                   -------------------------------
    Net increase in net assets resulting from operations ..................          3,964,365           7,586,496
Distributions to shareholders from:
 Net investment income:
  Class A .................................................................         (2,120,690)         (3,681,807)
  Class C .................................................................                 --                  --
                                                                                   -------------------------------
Total distributions to shareholders .......................................         (2,120,690)         (3,681,807)
Capital share transactions: (Note 2)
  Class A .................................................................          9,456,986           8,499,832
  Class C .................................................................                 --                  --
                                                                                   -------------------------------
Total capital share transactions ..........................................          9,456,986           8,499,832
    Net increase in net assets ............................................         11,300,661          12,404,521
Net assets

  Beginning of period .....................................................         76,368,867          63,964,346
                                                                                   -------------------------------
  End of period ...........................................................       $ 87,669,528        $ 76,368,867
                                                                                  ================================
Undistributed net investment income included in net assets:

  End of period ...........................................................       $   (92,734)       $    (50,920)
                                                                                  ================================

                         See notes to financial statements.                  111

Franklin Tax-Free Trust
Financial Statements (continued)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001


                                                                          FRANKLIN LOUISIANA
                                                                         TAX-FREE INCOME FUND
                                                                  -------------------------------------
                                                                      SIX MONTHS            YEAR
                                                                        ENDED               ENDED
                                                                  AUGUST 31, 2001     FEBRUARY 28, 2001
                                                                  -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................     $     4,291,065        $   8,561,164
  Net realized gain (loss) from investments .................              26,525               19,586
  Net unrealized appreciation on investments ................           3,580,311            9,892,466
                                                                  ------------------------------------
    Net increase in net assets resulting from operations ....           7,897,901           18,473,216
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................            (4,056,419)          (8,028,418)
   Class C ................................................              (316,214)            (545,107)
                                                                  ------------------------------------
 Total distributions to shareholders ......................            (4,372,633)          (8,573,525)
 Capital share transactions: (Note 2)
   Class A ................................................             4,227,857            1,244,874
   Class C ................................................             2,761,338              999,650
                                                                  ------------------------------------
 Total capital share transactions .........................             6,989,195            2,244,524
    Net increase in net assets ............................            10,514,463           12,144,215
Net assets
 Beginning of period ......................................           167,173,696          155,029,481
                                                                  ------------------------------------
 End of period ............................................       $   177,688,159        $ 167,173,696
                                                                  ====================================
Undistributed net investment income included in net assets:

 End of period ............................................       $      (196,191)       $    (154,574)
                                                                  ====================================


                                                                           FRANKLIN MARYLAND
                                                                          TAX-FREE INCOME FUND
                                                                  ------------------------------------
                                                                     SIX MONTHS              YEAR
                                                                       ENDED                 ENDED
                                                                  AUGUST 31, 2001      FEBRUARY 28, 2001
                                                                  --------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................     $     6,784,375        $  12,795,397
  Net realized gain (loss) from investments .................              87,333             (796,712)
  Net unrealized appreciation on investments ................           6,032,381           17,083,330
                                                                  ------------------------------------
    Net increase in net assets resulting from operations ....          12,904,089           29,082,015
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................           (6,397,752)         (11,797,081)
   Class C .................................................             (537,880)            (838,103)
                                                                  ------------------------------------
 Total distributions to shareholders ......................            (6,935,632)         (12,635,184)
 Capital share transactions: (Note 2)
   Class A ..................................................          13,924,234           12,559,463
   Class C ..................................................           4,580,633            4,030,737
                                                                  ------------------------------------
 Total capital share transactions .........................            18,504,867           16,590,200
    Net increase in net assets ............................            24,473,324           33,037,031
Net assets
 Beginning of period ......................................           271,510,976          238,473,945
                                                                  ------------------------------------
 End of period ............................................       $   295,984,300        $ 271,510,976
                                                                  ====================================
Undistributed net investment income included in net assets:

 End of period ............................................       $         8,360        $     140,927
                                                                  ====================================

112                                  See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001



                                                                             FRANKLIN MISSOURI
                                                                            TAX-FREE INCOME FUND
                                                                  --------------------------------------
                                                                     SIX MONTHS              YEAR
                                                                       ENDED                 ENDED
                                                                  AUGUST 31, 2001      FEBRUARY 28, 2001
                                                                  --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................       $  10,261,603        $  19,755,062
  Net realized gain (loss) from investments ...............             666,443           (2,131,097)
  Net unrealized appreciation on investments ..............          11,182,469           27,260,826
                                                                  ----------------------------------
    Net increase in net assets resulting from operations ..          22,110,515           44,884,791
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................          (9,827,275)         (18,553,419)
   Class C ................................................            (710,727)          (1,181,171)
                                                                  ----------------------------------
 Total distributions to shareholders ......................         (10,538,002)         (19,734,590)
 Capital share transactions: (Note 2)
   Class A ................................................          23,133,553            3,070,959
   Class C ................................................           5,685,782            3,477,960
                                                                  ----------------------------------
 Total capital share transactions .........................          28,819,335            6,548,919
    Net increase in net assets ............................          40,391,848           31,699,120
Net assets
 Beginning of period ......................................         401,884,833          370,185,713
                                                                  ----------------------------------
 End of period ............................................       $ 442,276,681        $ 401,884,833
                                                                  ==================================
Undistributed net investment income included in net assets:

 End of period ............................................       $    (180,716)       $      35,992
                                                                  ==================================


                                                                         FRANKLIN NORTH CAROLINA
                                                                          TAX-FREE INCOME FUND
                                                                 -------------------------------------
                                                                    SIX MONTHS               YEAR
                                                                       ENDED                ENDED
                                                                 AUGUST 31, 2001      FEBRUARY 28, 2001
                                                                 -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................       $   9,797,772        $  18,959,550
  Net realized gain (loss) from investments ...............             209,492              409,042
  Net unrealized appreciation on investments ..............           9,403,041           23,088,641
                                                                  ----------------------------------
    Net increase in net assets resulting from operations ..          19,410,305           42,457,233
Distributions to shareholders from:
 Net investment income:
   Class A ................................................          (9,127,758)         (16,903,219)
   Class C ................................................          (1,063,890)          (1,878,565)
                                                                  ----------------------------------
 Total distributions to shareholders ......................         (10,191,648)         (18,781,784)
 Capital share transactions: (Note 2)
   Class A ................................................          22,754,855            6,250,078
   Class C ................................................           5,810,800            2,275,480
                                                                  ----------------------------------
 Total capital share transactions .........................          28,565,655            8,525,558
    Net increase in net assets ............................          37,784,312           32,201,007
Net assets
 Beginning of period ......................................         385,878,371          353,677,364
                                                                  ----------------------------------
 End of period ............................................       $ 423,662,683        $ 385,878,371
                                                                  ==================================
Undistributed net investment income included in net assets:

 End of period ............................................       $     (94,670)       $     266,458
                                                                  ==================================

                         See notes to financial statements.                  113

Franklin Tax-Free Trust
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001


                                                                                           FRANKLIN TEXAS
                                                                                         TAX-FREE INCOME FUND
                                                                                -------------------------------------
                                                                                  SIX MONTHS               YEAR
                                                                                    ENDED                  ENDED
                                                                                AUGUST 31, 2001      FEBRUARY 28, 2001
                                                                                --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................         $ 2,831,268        $   5,907,626
  Net realized loss from investments .....................................            (573,908)            (469,778)
  Net unrealized appreciation on investments .............................           2,667,610            4,404,326
                                                                                   --------------------------------
    Net increase in net assets resulting from operations .................           4,924,970            9,842,174
Distributions to shareholders from:
Net investment income:
  Class A ................................................................          (2,831,373)          (5,631,249)
  Class C ................................................................            (107,814)            (219,287)
                                                                                   --------------------------------
Total distributions to shareholders ......................................          (2,939,187)          (5,850,536)
Capital share transactions: (Note 2)
  Class A ................................................................           2,565,191           (5,241,232)
  Class C ................................................................             219,785             (336,614)
                                                                                   --------------------------------
Total capital share transactions .........................................           2,784,976           (5,577,846)
    Net increase (decrease) in net assets ................................           4,770,759           (1,586,208)
Net assets
 Beginning of period .....................................................         107,496,079          109,082,287
                                                                                   --------------------------------
 End of period ...........................................................        $112,266,838        $ 107,496,079
                                                                                  =================================
Undistributed net investment income included in net assets:

 End of period ...........................................................        $   (205,306)       $    (101,977)
                                                                                  =================================


                                                                                             FRANKLIN VIRGINIA
                                                                                           TAX-FREE INCOME FUND
                                                                                 --------------------------------------
                                                                                    SIX MONTHS            YEAR
                                                                                      ENDED               ENDED
                                                                                 AUGUST 31, 2001      FEBRUARY 28, 2001
                                                                                 --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income  $ ......... .....................................       $   9,701,214        $  18,897,827
  Net realized loss from investments .....................................             (72,690)          (1,474,571)
  Net unrealized appreciation on investments .............................           7,392,789           22,818,280
                                                                                 ----------------------------------
    Net increase in net assets resulting from operations .................          17,021,313           40,241,536
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................................          (9,451,800)         (17,724,089)
   Class C ...............................................................            (624,356)          (1,062,786)
                                                                                 ----------------------------------
Total distributions to shareholders ......................................         (10,076,156)         (18,786,875)
Capital share transactions: (Note 2)
   Class A ...............................................................          25,153,197            9,261,246
   Class C ...............................................................           5,938,512            1,960,015
                                                                                 ----------------------------------
Total capital share transactions .........................................          31,091,709           11,221,261
    Net increase (decrease) in net assets ................................          38,036,866           32,675,922
Net assets
 Beginning of period .....................................................         381,365,020          348,689,098
                                                                                 ----------------------------------
 End of period ...........................................................        $419,401,886        $ 381,365,020
                                                                                  =================================
Undistributed net investment income included in net assets:

 End of period............................................................        $   (272,953)       $      78,178
                                                                                  =================================

114                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)

 1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to March 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e.    AUDIT GUIDE (CONT.)


                                                     FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                      ALABAMA       FLORIDA        GEORGIA       KENTUCKY       LOUISIANA
                                                     TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                                    INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                    ----------------------------------------------------------------------
Increase in cost of investments ..........          $ 30,787        $329,342       $ 23,380       $ 11,618       $ 39,951


                                            FRANKLIN      FRANKLIN          FRANKLIN         FRANKLIN         FRANKLIN
                                            MARYLAND      MISSOURI        NORTH CAROLINA       TEXAS          VIRGINIA
                                            TAX-FREE      TAX-FREE          TAX-FREE         TAX-FREE        TAX-FREE
                                            INCOME FUND   INCOME FUND      INCOME FUND     INCOME FUND      INCOME FUND
                                            ---------------------------------------------------------------------------
Increase in cost of investments .........    $18,690         $59,691          $32,748           $4,590         $23,811

The effect of this change for the period ended August 31, 2001 was as listed below:


                                                        FRANKLIN        FRANKLIN         FRANKLIN        FRANKLIN      FRANKLIN
                                                        ALABAMA         FLORIDA          GEORGIA         KENTUCKY      LOUISIANA
                                                        TAX-FREE        TAX-FREE         TAX-FREE        TAX-FREE       TAX-FREE
                                                      INCOME FUND      INCOME FUND      INCOME FUND     INCOME FUND    INCOME FUND
                                                      ----------------------------------------------------------------------------
Increase in net investment income .............        $  4,961         $ 40,339         $  3,823         $  2,293      $  3,628
Increase (decrease) in unrealized gains .......          (4,149)         (32,110)           1,944           (2,305)         (733)
Increase (decrease) in realized gains .........            (812)          (8,229)          (5,767)              12        (2,895)


                                                        FRANKLIN       FRANKLIN         FRANKLIN         FRANKLIN       FRANKLIN
                                                        MARYLAND       MISSOURI      NORTH CAROLINA       TEXAS          VIRGINIA
                                                        TAX-FREE       TAX-FREE         TAX-FREE         TAX-FREE       TAX-FREE
                                                       INCOME FUND    INCOME FUND      INCOME FUND      INCOME FUND    INCOME FUND
                                                       ---------------------------------------------------------------------------
Increase in net investment income .............        $  2,423         $ 13,165         $  4,036         $    636         $  3,031
Increase (decrease) in unrealized gains .......          (2,394)          (5,653)            (517)             784            2,010
Decrease in realized gains ....................             (29)          (7,512)          (3,519)          (1,420)          (5,041)

The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2.    SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A                                      CLASS A & CLASS C                                CLASS A, CLASS B, & CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund       Franklin Alabama Tax-Free Income Fund            Franklin Florida Tax-Free Income Fund
                                             Franklin Georgia Tax-Free Income Fund
                                             Franklin Louisiana Tax-Free Income Fund
                                             Franklin Maryland Tax-Free Income Fund
                                             Franklin Missouri Tax-Free Income Fund
                                             Franklin North Carolina Tax-Free Income Fund
                                             Franklin Texas Tax-Free Income Fund
                                             Franklin Virginia Tax-Free Income Fund

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (unaudited) (continued)

2.  SHARES OF BENEFICIAL INTEREST (CONT.)

At August 31, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN ALABAMA                     FRANKLIN FLORIDA
                                                           TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                     --------------------------------------------------------------------
                                                          SHARES         AMOUNT               SHARES           AMOUNT
                                                     --------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
  Shares sold ..................................       1,048,375       $ 11,615,092         8,627,129       $  99,829,342
  Shares issued in reinvestment of distributions         201,061          2,228,095         1,029,330          11,912,068
  Shares redeemed ..............................      (1,224,393)       (13,564,427)       (7,780,077)        (90,030,581)
                                                     --------------------------------------------------------------------
  Net increase .................................          25,043       $    278,760         1,876,382       $  21,710,829
                                                     ====================================================================
Year ended February 28, 2001
  Shares sold ..................................       1,699,250       $ 18,558,365        13,516,364       $ 152,681,503
  Shares issued in reinvestment of distributions         439,721          4,787,730         2,126,502          23,842,084
  Shares redeemed ..............................      (2,295,699)       (24,950,657)      (21,000,488)       (234,815,035)
                                                     --------------------------------------------------------------------
  Net decrease .................................        (156,728)      $ (1,604,562)       (5,357,622)      $ (58,291,448)
                                                     ====================================================================
CLASS B SHARES:
Six months ended August 31, 2001
  Shares sold ..................................                                            1,007,976       $  11,708,861
  Shares issued in reinvestment of distributions                                               14,092             163,968
  Shares redeemed ..............................                                              (47,776)           (554,098)
                                                                                           ------------------------------
  Net increase .................................                                              974,292       $  11,318,731
                                                                                           ==============================
Year ended February 28, 2001
  Shares sold ..................................                                              635,467       $   7,194,817
  Shares issued in reinvestment of distributions                                                7,269              82,639
  Shares redeemed ..............................                                              (30,279)           (346,207)
                                                                                           ------------------------------
  Net increase .................................                                              612,457       $   6,931,249
                                                                                           ==============================
CLASS C SHARES:
Six months ended August 31, 2001
  Shares sold ..................................         246,955       $  2,758,217         1,081,207       $  12,631,652
  Shares issued in reinvestment of distributions          13,998            156,104            65,789             768,586
  Shares redeemed ..............................        (129,053)        (1,433,422)         (471,896)         (5,518,618)
                                                     --------------------------------------------------------------------
  Net increase .................................         131,900       $  1,480,899           675,100       $   7,881,620
                                                     ====================================================================
Year ended February 28, 2001
  Shares sold ..................................         203,091       $  2,235,446           886,491       $  10,140,209
  Shares issued in reinvestment of distributions          32,695            357,967           134,612           1,522,130
  Shares redeemed ..............................        (252,329)        (2,748,807)       (1,219,271)        (13,743,478)
                                                     --------------------------------------------------------------------
  Net decrease .................................         (16,543)      $   (155,394)         (198,168)      $  (2,081,139)
                                                     ====================================================================

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (unaudited) (continued)

2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN GEORGIA                     FRANKLIN KENTUCKY
                                                            TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------------
                                                         SHARES          AMOUNT                SHARES          AMOUNT
                                                      ------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
  Shares sold ....................................     1,065,486       $ 12,526,832          1,024,438       $11,340,743
  Shares issued in reinvestment of distributions .       180,059          2,117,993             88,305           976,797
  Shares redeemed ................................      (935,894)       (11,013,592)          (258,832)       (2,860,554)
                                                      ------------------------------------------------------------------
  Net increase ...................................       309,651       $  3,631,233            853,911       $ 9,456,986
                                                      ==================================================================
Year ended February 28, 2001
  Shares sold ....................................     1,878,459       $ 21,588,508          1,780,794       $19,162,623
  Shares issued in reinvestment of distributions .       336,577          3,832,474            164,838         1,768,573
  Shares redeemed ................................    (2,048,684)       (23,218,253)        (1,158,948)      (12,431,364)
                                                      ------------------------------------------------------------------
  Net increase ...................................       166,352       $  2,202,729            786,684       $ 8,499,832
                                                      ==================================================================
CLASS C SHARES:
Six months ended August 31, 2001
  Shares sold ....................................       493,097       $  5,861,665
  Shares issued in reinvestment of distributions .        17,327            205,302
  Shares redeemed ................................      (113,097)        (1,341,377)
                                                      -----------------------------
  Net increase ...................................       397,327       $  4,725,590
                                                      =============================
Year ended February 28, 2001
  Shares sold ....................................       286,581       $  3,320,411
  Shares issued in reinvestment of distributions .        33,273            381,064
  Shares redeemed ................................      (233,927)        (2,654,730)
                                                      -----------------------------
  Net increase ...................................        85,927       $  1,046,745
                                                      =============================


                                                             FRANKLIN LOUISIANA                   FRANKLIN MARYLAND
                                                            TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                      -------------------------------------------------------------------
                                                         SHARES           AMOUNT               SHARES           AMOUNT
                                                      -------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
  Shares sold ....................................     1,518,676       $ 17,046,209           2,453,350      $ 27,936,707
  Shares issued in reinvestment of distributions .       156,642          1,759,887             305,945         3,482,983
  Shares redeemed ................................    (1,299,815)       (14,578,239)         (1,538,044)      (17,495,456)
                                                      -------------------------------------------------------------------
  Net increase ...................................       375,503       $  4,227,857           1,221,251      $ 13,924,234
                                                      ===================================================================
Year ended February 28, 2001
  Shares sold ....................................     2,002,163       $ 21,614,833           3,194,752      $ 35,363,663
  Shares issued in reinvestment of distributions .       319,609          3,479,719             587,544         6,468,081
  Shares redeemed ................................    (2,200,167)       (23,849,678)         (2,670,163)      (29,272,281)
                                                      -------------------------------------------------------------------
  Net increase ...................................       121,605       $  1,244,874           1,112,133      $ 12,559,463
                                                      ===================================================================
CLASS C SHARES:
Six months ended August 31, 2001
  Shares sold ....................................       256,068       $  2,904,994             524,215      $  6,022,568
  Shares issued in reinvestment of distributions .        13,058            147,789              31,970           367,279
  Shares redeemed ................................       (25,833)          (291,445)           (157,250)       (1,809,214)
                                                      -------------------------------------------------------------------
  Net increase ...................................       243,293       $  2,761,338             398,935      $  4,580,633
                                                      ===================================================================
Year ended February 28, 2001
  Shares sold ....................................       233,029       $  2,559,444             643,623      $  7,223,802
  Shares issued in reinvestment of distributions .        26,231            287,374              55,701           618,835
  Shares redeemed ................................      (169,443)        (1,847,168)           (345,310)       (3,811,900)
                                                      -------------------------------------------------------------------
  Net increase ...................................        89,817       $    999,650             354,014      $  4,030,737
                                                      ===================================================================

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (unaudited) (continued)

2.  SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              FRANKLIN MISSOURI                 FRANKLIN NORTH CAROLINA
                                                            TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------------
                                                          SHARES         AMOUNT                  SHARES          AMOUNT
                                                      ------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
  Shares sold ....................................     3,057,723       $ 36,103,151            2,945,094     $34,713,693
  Shares issued in reinvestment of distributions .       379,591          4,480,558              396,481       4,676,743
  Shares redeemed ................................    (1,477,212)       (17,450,156)          (1,411,254)    (16,635,581)
                                                      ------------------------------------------------------------------
  Net increase ...................................     1,960,102       $ 23,133,553            1,930,321     $22,754,855
                                                      ==================================================================
Year ended February 28, 2001
  Shares sold ....................................     3,998,638       $ 45,719,470            3,505,979     $40,156,254
  Shares issued in reinvestment of distributions .       754,157          8,602,801              755,015       8,624,439
  Shares redeemed ................................    (4,511,489)       (51,251,312)          (3,732,478)    (42,530,615)
                                                      ------------------------------------------------------------------
  Net increase ...................................       241,306       $  3,070,959              528,516     $ 6,250,078
                                                      ==================================================================
CLASS C SHARES:
Six months ended August 31, 2001
  Shares sold ....................................       526,865       $  6,248,614              805,005     $ 9,550,887
  Shares issued in reinvestment of distributions .        37,754            447,727               55,447         658,958
  Shares redeemed ................................       (85,224)        (1,010,559)            (368,088)     (4,399,045)
                                                      ------------------------------------------------------------------
  Net increase ...................................       479,395       $  5,685,782              492,364     $ 5,810,800
                                                      ==================================================================
Year ended February 28, 2001
  Shares sold ....................................       575,054       $  6,622,149              783,086     $ 9,097,718
  Shares issued in reinvestment of distributions .        70,965            813,253              106,739       1,227,846
  Shares redeemed ................................      (346,432)        (3,957,442)            (695,566)     (8,050,084)
                                                      ------------------------------------------------------------------
  Net increase ...................................       299,587       $  3,477,960              194,259     $ 2,275,480
                                                      ==================================================================

                                                              FRANKLIN TEXAS                      FRANKLIN VIRGINIA
                                                           TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------------
                                                         SHARES             AMOUNT              SHARES         AMOUNT
                                                      ------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
  Shares sold ....................................       798,534       $  8,459,066            3,147,165     $36,152,824
  Shares issued in reinvestment of distributions .       110,026          1,168,531              404,979       4,643,597
  Shares redeemed ................................      (666,752)        (7,062,406)          (1,364,561)    (15,643,224)
                                                      ------------------------------------------------------------------
  Net increase ...................................       241,808       $  2,565,191            2,187,583     $25,153,197
                                                      ==================================================================
Year ended February 28, 2001
  Shares sold ....................................       545,300       $  5,712,481            3,580,780     $40,088,537
  Shares issued in reinvestment of distributions .       218,572          2,279,436              793,219       8,848,814
  Shares redeemed ................................    (1,269,617)       (13,233,149)          (3,568,364)    (39,676,105)
                                                      ------------------------------------------------------------------
  Net increase (decrease) ........................      (505,745)      $ (5,241,232)             805,635     $ 9,261,246
                                                      ==================================================================
CLASS C SHARES:
Six months ended August 31, 2001
  Shares sold ....................................        71,756       $    772,712              577,152     $ 6,664,310
  Shares issued in reinvestment of distributions .         6,548             70,562               30,337         350,527
  Shares redeemed ................................       (57,911)          (623,489)             (93,623)     (1,076,325)
                                                      ------------------------------------------------------------------
  Net increase ...................................        20,393       $    219,785              513,866     $ 5,938,512
                                                      ==================================================================
Year ended February 28, 2001
  Shares sold ....................................        95,134       $  1,013,703              590,276     $ 6,639,551
  Shares issued in reinvestment of distributions .        13,483            142,582               57,367         644,661
  Shares redeemed ................................      (140,416)        (1,492,899)            (475,419)     (5,324,197)
                                                      ------------------------------------------------------------------
  Net increase (decrease) ........................       (31,799)      $   (336,614)             172,224     $ 1,960,015
                                                      ==================================================================

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (unaudited) (continued)

3.  TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

        ANNUALIZED
        FEE RATE           MONTH-END NET ASSETS
        -------------------------------------------------------------------
         .625%          First $100 million
         .500%          Over $100 million, up to and including $250 million
         .450%          In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid (received) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:



                                           FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                           ALABAMA       FLORIDA       GEORGIA       KENTUCKY      LOUISIANA
                                           TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                          INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                          -------------------------------------------------------------------
Net commissions paid (received) ......      $31,651      $598,223      $43,617      $(17,854)      $28,095
Contingent deferred sales charges ....      $ 3,222      $ 15,400      $ 1,806      $     69       $ 7,013

                                               FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN      FRANKLIN
                                               MARYLAND      MISSOURI    NORTH CAROLINA      TEXAS       VIRGINIA
                                               TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE      TAX-FREE
                                              INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND   INCOME FUND
                                              ---------------------------------------------------------------------
Net commissions paid .................          $24,647      $ 31,386     $63,887          $ 23,326      $51,759
Contingent deferred sales charges ....          $20,881      $  2,044     $ 9,905          $    303      $ 2,411


The Funds paid transfer agent fees of $907,921 of which $667,501 was paid to Investor Services.


4.  INCOME TAXES

At February 28, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                               ALABAMA         FLORIDA      GEORGIA       KENTUCKY       LOUISIANA
                                               TAX-FREE        TAX-FREE     TAX-FREE      TAX-FREE       TAX-FREE
                                            INCOME FUND      INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                           ------------------------------------------------------------------------
Capital loss carryovers expiring in:
2003 .................................     $      --          $      --    $    --        $  441,699   $   965,535
2004 .................................            --                 --         --            65,389           --
2005 .................................            --                 --         --           294,278           --
2008 .................................        1,941,746         5,064,848    1,554,485       305,529       545,898
2009 .................................          135,955         7,733,926      833,999         --          171,149
                                           -----------------------------------------------------------------------
                                           $  2,077,701       $12,798,774  $ 2,388,484    $1,106,895   $ 1,682,582
                                           =======================================================================

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (unaudited) (continued)

4.  INCOME TAXES (CONT.)

                                            FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN      FRANKLIN
                                            MARYLAND         MISSOURI      NORTH CAROLINA      TEXAS        VIRGINIA
                                            TAX-FREE         TAX-FREE       TAX-FREE         TAX-FREE      TAX-FREE
                                           INCOME FUND      INCOME FUND     INCOME FUND     INCOME FUND   INCOME FUND
                                           --------------------------------------------------------------------------
Capital loss carryovers expiring in:
2003 ................................      $    --         $      --         $  357,415     $   --        $    --
2005 ................................           --                --            187,812         --             --
2008 ................................         558,734            642,873        405,350        839,227     2,299,181
2009 ................................       1,288,544          2,783,748      3,608,862        753,447     1,407,973
                                           -------------------------------------------------------------------------
                                           $1,847,278      $   3,426,621     $4,559,439     $1,592,674    $3,707,154
                                           =========================================================================

At February 28, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending February 28, 2002.


 FRANKLIN           FRANKLIN             FRANKLIN              FRANKLIN             FRANKLIN              FRANKLIN
 ALABAMA            GEORGIA              KENTUCKY              MARYLAND          NORTH CAROLINA           VIRGINIA
 TAX-FREE          TAX-FREE              TAX-FREE              TAX-FREE             TAX-FREE              TAX-FREE
INCOME FUND        INCOME FUND          INCOME FUND           INCOME FUND          INCOME FUND           INCOME FUND
--------------------------------------------------------------------------------------------------------------------
$7,287,976         $296,567              $12,461               $207,184             $75,698               $1,544,135


Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond workout costs.

At August 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                FRANKLIN        FRANKLIN         FRANKLIN          FRANKLIN       FRANKLIN
                                                ALABAMA          FLORIDA         GEORGIA           KENTUCKY       LOUISIANA
                                                TAX-FREE         TAX-FREE        TAX-FREE          TAX-FREE       TAX-FREE
                                               INCOME FUND      INCOME FUND     INCOME FUND      INCOME FUND     INCOME FUND
                                              ------------------------------------------------------------------------------
Investments at cost ..................        $217,359,682     $1,563,686,009   $185,639,090     $82,576,443    $167,719,126
                                              ==============================================================================
Unrealized appreciation ..............          11,669,677        114,104,967     10,990,609       4,071,122       9,006,409
Unrealized depreciation ..............            (967,507)        (1,747,585)      (620,069)       (478,423)     (1,642,151)
                                              ------------------------------------------------------------------------------
Net unrealized appreciation ..........        $ 10,702,170     $  112,357,382   $ 10,370,540     $ 3,592,699    $  7,364,258
                                              ==============================================================================

                                               FRANKLIN          FRANKLIN         FRANKLIN          FRANKLIN       FRANKLIN
                                               MARYLAND          MISSOURI       NORTH CAROLINA       TEXAS         VIRGINIA
                                               TAX-FREE          TAX-FREE          TAX-FREE         TAX-FREE       TAX-FREE
                                              INCOME FUND       INCOME FUND       INCOME FUND      INCOME FUND    INCOME FUND
                                              --------------------------------------------------------------------------------
Investments at cost ..................        $277,458,347      $426,808,140     $398,058,037     $108,363,657    $399,158,344
                                              ================================================================================
Unrealized appreciation ..............          14,987,569        24,237,588       21,169,893        5,739,419      19,948,636
Unrealized depreciation ..............            (364,988)       (3,044,281)        (488,181)      (3,271,067)       (764,889)
                                              --------------------------------------------------------------------------------
Net unrealized appreciation ..........        $ 14,622,581      $ 21,193,307     $ 20,681,712     $  2,468,352    $ 19,183,747
                                              ================================================================================

FRANKLIN  TAX-FREE  TRUST
Notes to Financial Statements (unaudited) (continued)

5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2001 were as follows:

                                               FRANKLIN          FRANKLIN       FRANKLIN         FRANKLIN       FRANKLIN
                                               ALABAMA           FLORIDA        GEORGIA          KENTUCKY       LOUISIANA
                                               TAX-FREE          TAX-FREE       TAX-FREE         TAX-FREE       TAX-FREE
                                             INCOME FUND       INCOME FUND     INCOME FUND      INCOME FUND    INCOME FUND
                                             ------------------------------------------------------------------------------
Purchases ............................        $14,120,995      $173,804,342     $22,073,356      $11,036,081    $12,554,896
Sales ................................        $12,614,297      $116,099,255     $14,305,660      $ 2,543,945    $ 7,658,335

                                               FRANKLIN        FRANKLIN         FRANKLIN        FRANKLIN         FRANKLIN
                                               MARYLAND        MISSOURI       NORTH CAROLINA      TEXAS          VIRGINIA
                                               TAX-FREE        TAX-FREE         TAX-FREE        TAX-FREE         TAX-FREE
                                              INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND     INCOME FUND
                                             ------------------------------------------------------------------------------
Purchases ............................        $25,112,848      $89,225,217      $44,363,358      $14,608,910    $41,710,778
Sales ................................        $6,536,200       $54,057,881      $18,750,978      $10,506,010    $16,313,490

                      This page intentionally left blank.

                      This page intentionally left blank.

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Tax-Free Trust's semiannual report for the six months ended August 31, 2001.

During the six months under review, the U.S. economy continued its slowing trend, as gross domestic product grew at a 0.3% annualized rate during second quarter 2001, the slowest rate in eight years. This sharply diminished growth rate resulted largely from significant corporate spending cuts, rising unemployment and slowing consumer spending. At the beginning of 2001, the Federal Reserve Board (the Fed) began an aggressive series of interest rate cuts, seeking to lower borrowing costs and stimulate growth. The federal funds target rate dropped from 5.50% on February 28, 2001, to 3.50% six months later, and Fed chairman Alan Greenspan indicated the Fed was prepared to cut short-term rates further to prevent the U.S. from entering a recession.

U.S. securities markets experienced mixed results in response to the Fed's actions during the period. Domestic equities continued to be volatile and generally fell for the six months under review. The municipal fixed income market generally fared better, as investors sought refuge from the volatile stock market. Other long-term fixed income asset classes, however, fell in value, and the spread between short- and long-term interest rates generally widened. During the six months under review, the yield on the 30-year Treasury bond increased from 5.31% at the beginning of the period to 5.37% at the end, while the 2-year Treasury note's yield declined from 4.39% to 3.63%

CONTENTS
Shareholder Letter ..................................................          1

Special Feature:
Making Sense of Dividends ...........................................          4

Fund Reports

 Franklin Arizona
 Tax-Free Income Fund ...............................................          8

 Franklin Colorado
 Tax-Free Income Fund ...............................................         14

 Franklin Connecticut
 Tax-Free Income Fund ...............................................         18

 Franklin Federal
 Intermediate-Term
 Tax-Free Income Fund ...............................................         23

 Franklin High Yield
 Tax-Free Income Fund ...............................................         27

 Franklin New Jersey
 Tax-Free Income Fund ...............................................         32

 Franklin Oregon
 Tax-Free Income Fund ...............................................         38

 Franklin Pennsylvania
 Tax-Free Income Fund ...............................................         42

 Franklin Puerto Rico
 Tax-Free Income Fund ...............................................         48

Municipal Bond Ratings ..............................................         53

Financial Highlights &
Statements of Investments ...........................................         55

Financial Statements ................................................        118

Notes to Financial Statements .......................................        129


FUND CATEGORY

[PYRAMID GRAPHIC]

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.


*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


during the same period. Short-term interest rates fell and long-term rates increased due to the Fed's actions and investors' concerns about the future of the economy. This increasing difference in yields between short-term and long-term Treasury securities resulted in the steepest yield curve seen since 1992.

During the six-month reporting period, the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropped from a yield of 5.40% at the beginning of the period to 5.12% at the end, producing a price-only return of 3.42% for the six-month period.(1) Municipal bonds achieved these results despite widening Treasury yield spreads and new issuance supply that was up significantly for the six months under review, as municipal bonds benefited from robust retail demand and increased institutional demand.

Looking forward, we view the municipal bond market favorably over the long term. Although we experienced a U.S. economic slowdown during the past two quarters, state and local government finances were very strong through 2000, allowing them greater financial flexibility in times of slower growth. The recent terrorist attacks in New York and Washington, D.C., created significant stock market volatility, at least for the short term. In addition, we believe the risk of recession has increased because of these events' potential negative impact on consumer confidence, equity markets and energy prices. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer.


1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust




/s/ Sheila Amoroso
Sheila Amoroso

/s/Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

Q& A

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

     As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.



--------------------------------------------------------------------------------
              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

     Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

     Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.

Q.   WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

     Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

     Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.

Q.   WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk.


NOT PART OF THE SHAREHOLDER REPORT
                                                                               5

     However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

     Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.

     Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

     As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5 3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.



MONTHLY YIELDS OF BOND BUYER 40

[LINE GRAPH]


Date               Bond Buyer 40
                      Yields
     Jan 85          10.35%
     Feb 85          10.20%
     Mar 85          10.01%
     Apr 85           9.50%
     May 85           9.43%
     Jun 85           9.40%
     Jul 85           9.45%
     Aug 85           9.80%
     Sep 85           9.49%
     Oct 85           9.24%
     Nov 85           8.92%
     Dec 85           8.48%
     Jan 86           8.04%
     Feb 86           7.82%
     Mar 86           7.92%
     Apr 86           8.14%
     May 86           7.90%
     Jun 86           7.96%
     Jul 86           7.88%
     Aug 86           7.41%
     Sep 86           7.56%
     Oct 86           7.36%
     Nov 86           7.19%
     Dec 86           7.18%
     Jan 87           7.11%
     Feb 87           7.05%
     Mar 87           7.18%
     Apr 87           8.10%
     May 87           8.29%
     Jun 87           8.19%
     Jul 87           8.17%
     Aug 87           8.16%
     Sep 87           8.87%
     Oct 87           8.72%
     Nov 87           8.62%
     Dec 87           8.40%
     Jan 88           7.97%
     Feb 88           7.85%
     Mar 88           8.17%
     Apr 88           8.17%
     May 88           8.20%
     Jun 88           8.04%
     Jul 88           8.05%
     Aug 88           8.11%
     Sep 88           7.89%
     Oct 88           7.73%
     Nov 88           7.90%
     Dec 88           7.74%
     Jan 89           7.66%
     Feb 89           7.73%
     Mar 89           7.79%
     Apr 89           7.58%
     May 89           7.46%
     Jun 89           7.29%
     Jul 89           7.16%
     Aug 89           7.36%
     Sep 89           7.47%
     Oct 89           7.38%
     Nov 89           7.24%
     Dec 89           7.25%
     Jan 90           7.45%
     Feb 90           7.40%
     Mar 90           7.52%
     Apr 90           7.74%
     May 90           7.53%
     Jun 90           7.50%
     Jul 90           7.35%
     Aug 90           7.64%
     Sep 90           7.79%
     Oct 90           7.71%
     Nov 90           7.47%
     Dec 90           7.47%
     Jan 91           7.39%
     Feb 91           7.36%
     Mar 91           7.34%
     Apr 91           7.26%
     May 91           7.21%
     Jun 91           7.21%
     Jul 91           7.11%
     Aug 91           6.97%
     Sep 91           6.89%
     Oct 91           6.85%
     Nov 91           6.90%
     Dec 91           6.66%
     Jan 92           6.72%
     Feb 92           6.76%
     Mar 92           6.76%
     Apr 92           6.74%
     May 92           6.63%
     Jun 92           6.49%
     Jul 92           6.19%
     Aug 92           6.35%
     Sep 92           6.39%
     Oct 92           6.68%
     Nov 92           6.42%
     Dec 92           6.39%
     Jan 93           6.31%
     Feb 93           6.01%
     Mar 93           6.04%
     Apr 93           5.96%
     May 93           5.89%
     Jun 93           5.76%
     Jul 93           5.78%
     Aug 93           5.60%
     Sep 93           5.47%
     Oct 93           5.48%
     Nov 93           5.65%
     Dec 93           5.52%
     Jan 94           5.45%
     Feb 94           5.77%
     Mar 94           6.36%
     Apr 94           6.37%
     May 94           6.40%
     Jun 94           6.47%
     Jul 94           6.33%
     Aug 94           6.36%
     Sep 94           6.58%
     Oct 94           6.85%
     Nov 94           7.16%
     Dec 94           6.92%
     Jan 95           6.66%
     Feb 95           6.42%
     Mar 95           6.37%
     Apr 95           6.35%
     May 95           6.10%
     Jun 95           6.28%
     Jul 95           6.19%
     Aug 95           6.11%
     Sep 95           6.07%
     Oct 95           5.91%
     Nov 95           5.74%
     Dec 95           5.56%
     Jan 96           5.57%
     Feb 96           5.71%
     Mar 96           5.96%
     Apr 96           6.05%
     May 96           6.09%
     Jun 96           6.01%
     Jul 96           5.98%
     Aug 96           6.02%
     Sep 96           5.89%
     Oct 96           5.83%
     Nov 96           5.66%
     Dec 96           5.72%
     Jan 97           5.82%
     Feb 97           5.76%
     Mar 97           5.95%
     Apr 97           5.89%
     May 97           5.74%
     Jun 97           5.69%
     Jul 97           5.40%
     Aug 97           5.55%
     Sep 97           5.47%
     Oct 97           5.40%
     Nov 97           5.36%
     Dec 97           5.25%
     Jan 98           5.19%
     Feb 98           5.24%
     Mar 98           5.27%
     Apr 98           5.39%
     May 98           5.22%
     Jun 98           5.22%
     Jul 98           5.26%
     Aug 98           5.11%
     Sep 98           4.99%
     Oct 98           5.13%
     Nov 98           5.10%
     Dec 98           5.16%
     Jan 99           5.09%
     Feb 99           5.17%
     Mar 99           5.23%
     Apr 99           5.28%
     May 99           5.37%
     Jun 99           5.53%
     Jul 99           5.59%
     Aug 99           5.78%
     Sep 99           5.89%
     Oct 99           6.08%
     Nov 99           6.12%
     Dec 99           6.22%
     Jan 00           6.31%
     Feb 00           6.17%
     Mar 00           5.94%
     Apr 00           6.00%
     May 00           6.13%
     Jun 00           5.91%
     Jul 00           5.79%
     Aug 00           5.72%
     Sep 00           5.82%
     Oct 00           5.74%
     Nov 00           5.75%
     Dec 00           5.47%
     Jan 01           5.45%
     Feb 01           5.40%
     Mar 01           5.30%
     Apr 01           5.49%
     May 01           5.42%
    June 01           5.38%
     Jul 01           5.25%
     Aug 01           5.12%

Source: S&P Micropal (Bond Buyer 40, as of 8/31/01).

One cannot invest in an index; indexes are unmanaged.


                       NOT PART OF THE SHAREHOLDER REPORT
6

     Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.   WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?


A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

     While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

     In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.

                           [FRANKLIN TEMPLETON LOGO]

                                DIVQ INS 10/2001


NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN ARIZONA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA   -                     52.4%
AA    -                     13.6%
A     -                     13.5%
BBB   -                     17.1%
Below Investment Grade -     3.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[STATE MAP]

With a 10-year population growth of 40%, Arizona, the nation's second fastest-growing state, is now home to 5.13 million people. The rise in population helped increase sales tax receipts, averaging more than 8% annual growth in the past three years.(2) However, Arizona's unemployment rate remained low at 4.2% in August 2001, below the national rate of 4.9%.(3) The state's economy shifted increasingly toward services, trade, transportation, utilities and finance sectors and further away from its traditional foundation of agriculture and mining. Factors such as the relatively low cost of land and housing, particularly in relation to neighboring California, contributed to growth in the high technology sector.

Arizona's large, diverse and strong economic base continued to expand, shifting away from a dependence on natural resources companies to a more diversified employment base. Competitive wages and labor force growth also attracted new companies to the state. The construction sector led job growth. As of July 2001, the number of construction workers posted a record high of 165,000, up 5.7% from a year earlier.(4) Despite a national concern for slowing commercial real estate demand, there are a number of projects in Arizona, such as plans for new public schools, electric generation plants and hockey and football stadiums, that should help offset potential slowdowns in commercial construction.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, RatingsDirect, 4/23/01.

3. Source: Bureau of Labor Statistics, 9/21/01.

4. Source: The University of Arizona at Tucson, Arizona's Economy, 7/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 57.

Since the early 1990s, state general fund finances remained strong. Although fiscal year 2001 will experience an estimated $110 million drawdown from its budget stabilization fund due to costs from the state's alternative fuels tax credit, the loss should be a onetime occurrence because the tax credit has been discontinued. The state legislature raised the funding level for its rainy day fund reserve to 7.1% in fiscal year 1999, and the budget stabilization fund held $407.8 million at the end of fiscal year 2000.(2) For fiscal year 2001, general fund revenue growth is projected at 7%.(5)

Arizona maintained a healthy financial outlook during the reporting period. The state appears in a solid position to rebuild its fund balances for the future. With continued growth in employment and no shortage in its labor force, we anticipate a bright future for Arizona bonds.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Arizona Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.83 on February 28, 2001, to $11.04 on August 31, 2001.

The strong bond market led to an increase in municipal bond underwriting. By August 2001, total national issuance in the municipal bond market was up about 39% from a year earlier.(6) As of July 2001, new money deals increased 18%, and lower interest rates caused refunding deals to rise by as much as 279% from the same period in the previous year.(7) The supply of Arizona bonds for the eight months ended August 31, 2001, was $2.9 billion, up 66.7% from the same period a year earlier.(6) While supply is up, demand is up as well. Within this environment, several new closed-end funds entered the marketplace and helped boost certain municipal bond



PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
8/31/01


                                                                        % OF TOTAL
                                                                        LONG-TERM
                                                                       INVESTMENTS
----------------------------------------------------------------------------------
Utilities ........................................................        23.0%

Hospital & Health Care ...........................................        22.0%

Prerefunded ......................................................        13.4%

Transportation ...................................................         9.6%

Subject to Government Appropriations .............................         6.2%

General Obligation ...............................................         6.1%

Housing ..........................................................         4.6%

Tax-Supported ....................................................         4.3%

Other Revenue ....................................................         3.8%

Corporate-Backed .................................................         3.7%

Higher Education .................................................         3.3%


5. Source: Moody's Investors Service, Arizona (State of), 1/01.

6. Source: The Bond Buyer, 9/4/01.

7. Source: The Bond Buyer, 8/1/01.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
3/1/01 - 8/31/01

                                                    DIVIDEND PER SHARE
                                        ---------------------------------------
MONTH                                   CLASS A         CLASS B        CLASS C
--------------------------------------------------------------------------------
March                                  4.73 cents     4.20 cents     4.21 cents
April                                  4.73 cents     4.20 cents     4.21 cents
May                                    4.73 cents     4.20 cents     4.21 cents
June                                   4.73 cents     4.23 cents     4.24 cents
July                                   4.73 cents     4.23 cents     4.24 cents
August                                 4.73 cents     4.23 cents     4.24 cents
--------------------------------------------------------------------------------
TOTAL                                 28.38 CENTS    25.29 CENTS    25.35 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


prices. Notable purchases during the reporting period included Yuma Regional Medical Center, Arizona State School Improvement Revenue and Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue bonds. Utilities and hospital and health care sectors remained the Fund's largest sector weightings at the end of the period, comprising 23% and 22% of total long-term investments.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.79%, based on an annualization of the current 4.60 cent ($0.0460) per share dividend and the maximum offering price of $11.53 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Arizona state personal income tax bracket of 42.17% would need to earn 8.28% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

Going forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Arizona Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. We expect Arizona's municipal bond supply for the remainder of 2001 to remain stable. Combined with strong retail demand for Arizona bonds, this should help support Arizona municipal bond prices. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN ARIZONA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE        8/31/01         2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.21        $11.04         $10.83
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                           $0.2838

CLASS B                                    CHANGE      8/31/01          2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.22      $11.08            $10.86
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                           $0.2529

CLASS C                                     CHANGE      8/31/01         2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.22       $11.12          $10.90
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                            $0.2535

PERFORMANCE

CLASS A                                        6-MONTH    1-YEAR      5-YEAR       10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                      +4.69%    +8.63%      +32.23%     +86.59%

Average Annual Total Return(2)                  +0.25%    +3.97%      +4.84%        +5.98%

Avg. Ann. Total Return (9/30/01)(3)                       +4.01%      +4.42%        +5.77%

Distribution Rate(4)                  4.79%
Taxable Equivalent                    8.28%
Distribution Rate(5)
30-Day Standardized Yield(6)          4.27%

Taxable Equivalent Yield(5)           7.38%

                                                                         INCEPTION
CLASS B                                        6-MONTH     1-YEAR         (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +4.47%       +8.11%        +16.69%
Average Annual Total Return(2)                 +0.47%       +4.11%        +7.84%

Avg. Ann. Total Return (9/30/01)(3)                         +4.09%        +7.05%

Distribution Rate(4)                  4.44%
Taxable Equivalent                    7.68%
Distribution Rate(5)
30-Day Standardized Yield(6)          3.98%
Taxable Equivalent Yield(5)           6.88%


                                                                                INCEPTION
CLASS C                                        6-MONTH   1-YEAR     5-YEAR      (5/1/95)
------------------------------------------------------------------------------------------


Cumulative Total Return(1)                    +4.46%     +8.08%      +28.74%     +39.33%
Average Annual Total Return(2)                +2.42%     +6.00%      +4.98%       +5.21%

Avg. Ann. Total Return (9/30/01)(3)                      +5.87%      +4.58%       +5.05%

Distribution Rate(4)                 4.38%
Taxable Equivalent                   7.57%
Distribution Rate(5)
30-Day Standardized Yield(6)         3.88%
Taxable Equivalent Yield(5)          6.71%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Arizona state personal income tax bracket of 42.17%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN COLORADO TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                             66.3%
AA                               7.1%
A                               11.5%
BBB                             13.6%
Below Investment Grade           1.5%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[COLORADO STATE MAP] With a solid and still expanding economic base, Colorado has shown little of the slowdown seen in many parts of the nation. At 3.6% in August 2001, the state's unemployment continued to outpace the nation's 4.9%.(2) Meanwhile, population and job growth maintained their healthy rates. Constitutional limitations on spending and tax raising helped keep the state's debt level low and financial position solid. Even with reductions to state income tax rates, revenues exceeded budget projections. The general fund for fiscal year 2001 is expected to increase a robust 6.8%. Although revenue for fiscal year 2002 is projected to slow slightly, the forecast is still a strong 5.7%.(3)

Fueling Colorado's job growth was a population growth rate of 30.6% since 1990.(3) This increased labor market was not idle as the state's employment was up 3.8% for the first four months of 2001 compared with a year earlier.(4) Colorado's 4.3 million residents enjoyed slightly above-average wealth and income levels.(3) The sectors experiencing growth included services, trade, construction and high technology. Technology employment comprised about 6% of total jobs and was largely service-oriented.(4) Despite the high-profile layoffs seen of late in this sector, Colorado registered net gains. Tourism also remained strong.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.    Source: Bureau of Labor Statistics, 9/21/01.

3.    Source: Standard & Poor's, RatingsDirect, 6/22/01.

4.    Source: Moody's Investors Service, Colorado (State of), 6/14/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 63.

Prudent fiscal management practices under the taxpayer bill of rights (TABOR) worked in Colorado's favor. For fiscal year 2002, general fund cash flow projections indicate an expected ending cash balance of $760 million. The surplus of revenues above the statutory minimum of 4% of appropriations enabled the state to implement moderate permanent tax cuts without jeopardizing the state's favorable fiscal position.(4) State budget projections for fiscal year 2002 assume the state will maintain its enviable pace, giving Colorado debt a stable outlook.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Colorado Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.64 on February 28, 2001, to $11.98 on August 31, 2001.

The strong bond market led to an increase in municipal bond underwriting. By August 2001, total national issuance in the municipal bond market was up about 39% from a year earlier.(5) As of July 2001, new money deals increased 18%, and lower interest rates caused refunding deals to rise by as much as 279% from the same period in the previous year.(6) The supply of Colorado bonds for the eight months ended August 31, 2001, was $4.0 billion, up 20.6% from the same period a year earlier.(5) While supply is up, demand is up as well. Within this environment, several new closed-end funds entered the marketplace and helped boost certain municipal bond prices. Notable purchases during the reporting period included Northwest Parkway Public Highway Authority Revenue and Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue bonds. Hospital and health care and transportation sectors remained the Fund's largest sector weightings at the end of the period, comprising 22.9% and 21.1% of total long-term investments.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 17 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.65%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of



PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
8/31/01


                                                                   % OF TOTAL
                                                                    LONG-TERM
                                                                   INVESTMENTS
------------------------------------------------------------------------------
Hospital & Health Care                                                 22.9%

Transportation                                                         21.1%

Utilities                                                              12.5%

Subject to Government Appropriations                                   11.1%

Housing                                                                 9.0%

Prerefunded                                                             7.1%

Tax-Supported                                                           5.5%

General Obligation                                                      4.7%

Corporate-Backed                                                        2.9%

Higher Education                                                        1.9%

Other Revenue                                                           1.3%


5.    Source: The Bond Buyer, 9/4/01.

6.    Source: The Bond Buyer, 8/1/01.

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/01 - 8/31/01

                                                         DIVIDEND PER SHARE
                                                    ---------------------------
MONTH                                                  CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                4.93 cents    4.38 cents

April                                                4.93 cents    4.38 cents

May                                                  4.93 cents    4.38 cents

June                                                 4.93 cents    4.40 cents

July                                                 4.93 cents    4.40 cents

August                                               4.93 cents    4.40 cents
--------------------------------------------------------------------------------
TOTAL                                               29.58 CENTS   26.34 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



$12.51 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Colorado state personal income tax bracket of 41.92% would need to earn 8.01% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Colorado Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                                                  CHANGE                      8/31/01            2/28/01
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    +$0.34                      $11.98             $11.64

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                                          $0.2958

CLASS C                                                                  CHANGE                      8/31/01            2/28/01
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    +$0.35                      $12.05             $11.70

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                                          $0.2634

PERFORMANCE

CLASS A                                                                6-MONTH         1-YEAR         5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                             +5.60%          +11.06%        +35.88%          +95.23%
Average Annual Total Return(2)                                         +1.09%           +6.38%         +5.41%           +6.46%
Avg. Ann. Total Return (9/30/01)(3)                                                     +6.25%         +4.95%           +6.23%


Distribution Rate(4)                                   4.65%
Taxable Equivalent Distribution Rate(5)                8.01%
30-Day Standardized Yield(6)                           3.96%
Taxable Equivalent Yield(5)                            6.82%

                                                                                                                      INCEPTION
CLASS C                                                                6-MONTH         1-YEAR         5-YEAR          (5/1/95)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                             +5.37%          +10.49%        +32.31%          +44.50%
Average Annual Total Return(2)                                         +3.31%           +8.35%         +5.54%           +5.81%
Avg. Ann. Total Return (9/30/01)(3)                                                     +8.27%         +5.07%           +5.58%

Distribution Rate(4)                                   4.26%
Taxable Equivalent Distribution Rate(5)                7.33%
30-Day Standardized Yield(6)                           3.57%
Taxable Equivalent Yield(5)                            6.15%


FRANKLIN COLORADO TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Colorado state personal income tax bracket of 41.92%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                      45.2%
AA                       21.7%
A                         8.3%
BBB                      24.8%


* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[CONNECTICUT STATE MAP] Connecticut's economy, marching in step with the nation's, is showing signs of weakness. December tax collections revealed the first indications that revenues were beginning to soften, as lower consumer confidence and falling corporate profits took a bite out of sales tax collections. Yet, unlike prior slowing-growth periods, the state is well-positioned to cope with the slowdown and the potentially negative effect it will have on its budget.

Through fiscal mid-year 2001, Connecticut's budget reserve neared record levels, with mid-year estimates showing revenues exceeding projections by $674 million or 6.6%.(2) The state increased reserve levels although taxes have fallen from where they were five years ago, as the state continued to enact multiyear phased-in reductions in corporate and personal income taxes. Furthermore, the state's economic structure, with a large and expanding services sector and contracting manufacturing sector, provided some shelter against the national economic downturn, as manufacturing was much harder hit than services. As a result, the state boasted an unemployment rate of only 3.6% in August 2001, well below the national average, although up from a year-to-date low of 1.9% in February 2001.(3) Additionally, workers were earning more, as evidenced by first quarter 2001's 1.7% increase in personal income per capita compared with that of the fourth quarter of 2000.(4)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

      A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Standard & Poor's, Most Eastern States Performing Well In Slowing Economy, 2/22/01.

3.    Source: Bureau of Labor Statistics, 9/21/01.

4.    Source: Bureau of Economic Analysis, 8/20/01.

      The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 67.

The state was a prime recipient of the late 1990s' bull market, producing budget surpluses driven largely by capital gains from stock sales. However, Connecticut wisely chose to treat these gains as non-recurring revenues to avoid any spending commitments that could not be met in a less robust economic environment. Revenue estimates going forward are modest, anticipating slow growth in personal income tax collections with no increases in capital gains.

Although no state is completely immune from the national economy's ills, these positive factors should provide Connecticut with the financial flexibility it may need if the economic slowdown becomes protracted. Due to this, Standard & Poor's, an independent credit rating agency, assigned Connecticut's general obligation debt an AA rating, one of its highest, at period-end.(5)

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Connecticut Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.63 on February 28, 2001, to $10.96 on August 31, 2001.

The supply of Connecticut bonds in the eight months ended August 31, 2001, was relatively light, at $3.0 billion, as many municipalities did not issue new debt due to the increased revenues generated by the late 1990s' strong economy.(6) Nevertheless, we found value in a number of different areas in this light supply environment, preserving the Fund's broad diversification. At period-end, the hospital and health care sector represented the Fund's largest weighting, at 28.7% of total long-term investments, followed by 15.7% in higher education. Many of the purchases during the period were insured, improving the portfolio's quality, and on August 31, 2001, 66.9% of the Fund's total long-term investments were rated AA or higher.


PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
8/31/01

                                                                  % OF TOTAL
                                                                   LONG-TERM
                                                                  INVESTMENTS
--------------------------------------------------------------------------------
Hospital & Health Care*                                             28.7%

Higher Education                                                    15.7%

Utilities                                                           14.3%

Prerefunded                                                         10.7%

General Obligation                                                   9.5%

Housing                                                              9.2%

Other Revenue                                                        4.2%

Transportation                                                       3.3%

Tax-Supported                                                        1.9%

Subject to Government Appropriations                                 1.7%

Corporate-Backed                                                     0.8%


* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as hospital and health care. A change that affects one project may affect all similar projects, thereby increasing market risk.

5. Source: Standard & Poor's, Summary: Connecticut, 6/19/01. This does not indicate Standard & Poor's rating of the Fund.

6.    Source: The Bond Buyer, 9/4/01.

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/01 - 8/31/01

                                                        DIVIDEND PER SHARE
                                                  -----------------------------
MONTH                                                CLASS A        CLASS C
-------------------------------------------------------------------------------
March                                              4.56 cents    4.05 cents

April                                              4.56 cents    4.05 cents

May                                                4.56 cents    4.05 cents

June                                               4.46 cents    3.97 cents

July                                               4.46 cents    3.97 cents

August                                             4.46 cents    3.97 cents
-------------------------------------------------------------------------------
TOTAL                                             27.06 CENTS   24.06 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



We purchased bonds with longer call protection as we sought to protect the Fund's long-term income stream. Notable purchases during the reporting period included Connecticut GO, Puerto Rico GO, Puerto Rico Commonwealth Infrastructure Finance Authority, Connecticut Health/Education Authority Fairfield University and Connecticut Health/Educational Facility Authority Greenwich Academy. The Fund purchased Puerto Rico bonds to remain fully invested. Puerto Rico bonds are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

The stock market volatility coupled with the devaluation in equity portfolios caused many investors to reevaluate their portfolio allocations and consider more stable, conservative, income-producing investments, such as municipal bonds. As a result, the Fund's total net assets increased to $292 million on August 31, 2001, compared with $256 million at the beginning of the period.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.61%, based on an annualization of the current 4.4 cent ($0.044) per share dividend and the maximum offering price of $11.45 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Connecticut state personal income tax bracket of 41.84% would need to earn 7.93% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Connecticut Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets, particularly in Connecticut, New York and New Jersey. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Connecticut state personal income tax bracket of 41.84%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                                                    CHANGE                    8/31/01          2/28/01
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                      +$0.33                    $10.96           $10.63

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                                            $0.2706

CLASS C                                                                    CHANGE                    8/31/01          2/28/01
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                      +$0.34                    $11.00           $10.66

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                                            $0.2406


PERFORMANCE

CLASS A                                                                  6-MONTH       1-YEAR         5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +5.78%        +10.30%        +32.41%        +84.49%
Average Annual Total Return(2)                                           +1.30%         +5.65%         +4.86%         +5.86%
Avg. Ann. Total Return (9/30/01)(3)                                                     +5.42%         +4.50%         +5.63%

Distribution Rate(4)                                         4.61%
Taxable Equivalent Distribution Rate(5)                      7.93%
30-Day Standardized Yield(6)                                 4.14%
Taxable Equivalent Yield(5)                                  7.12%


                                                                                                                   INCEPTION
CLASS C                                                                  6-MONTH       1-YEAR         5-YEAR        (5/1/95)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +5.56%        +9.77%        +28.94%         +40.25%
Average Annual Total Return(2)                                           +3.49%        +7.64%          +5.00%         +5.31%
Avg. Ann. Total Return (9/30/01)(3)                                                    +7.54%          +4.64%         +5.12%

Distribution Rate(4)                                         4.22%
Taxable Equivalent Distribution Rate(5)                      7.26%
30-Day Standardized Yield(6)                                 3.75%
Taxable Equivalent Yield(5)                                  6.45%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between three and 10 years.(1)
--------------------------------------------------------------------------------

PORTFOLIO NOTES

Generally declining interest rates and a still sluggish economy contributed to strong municipal bond market performance during the six-month reporting period ended August 31, 2001. Marking the seventh consecutive reduction this year, in August the Federal Reserve Board (the Fed) lowered the federal funds target rate to 3.50%, its lowest level since 1994. Within this environment, the 10-year Treasury note yield decreased from 4.90% on March 1, 2001, to 4.83% on August 31, 2001. The intermediate-term municipal bond market generally trended with the 10-year Treasury note and saw yields decrease. The yield on the Lehman Brothers 10-Year Municipal Bond Index, the Fund's benchmark, was 4.42% on March 1 versus 4.03% on August 31, 2001.(2) Bond yields and prices move in opposite directions; thus, bond prices rose. The market for intermediate-term bonds remained particularly strong as investors opted for shorter-term bonds that are generally less sensitive to interest rates than long-term bonds.



CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                             29.5%
AA                               9.9%
A                               17.8%
BBB                             39.2%
Below Investment Grade           3.6%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

      A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.

2. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

      The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 70.

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
8/31/01

                                                                  % OF TOTAL
                                                                   LONG-TERM
                                                                  INVESTMENTS
--------------------------------------------------------------------------------
Utilities*                                                           25.0%

Hospital & Health Care                                               14.8%

Corporate-Backed                                                     12.5%

General Obligation                                                   12.3%

Subject to Government Appropriations                                 10.4%

Tax-Supported                                                         6.8%

Higher Education                                                      5.4%

Transportation                                                        5.1%

Housing                                                               3.9%

Prerefunded                                                           3.4%

Other Revenue                                                         0.4%

* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.



During the reporting period, the Fed reported strength in consumer demand while noting slowdowns in business spending and foreign economic growth. A soft stock market contributed to the Fed's stance that additional rate cuts cannot be ruled out. Although the full impact of reduced short-term rates and the federal tax rebates have yet to be felt, the Fed's outlook on the economy was for continued weakness. Municipal bonds benefited from this atmosphere of declining interest rates combined with poor performance in the equities market. Lower borrowing costs drove municipal bond supply with an increase of 39% nationally from January through August 2001, compared to the same period from a year earlier.(3) Demand rose likewise and exceeded available supply. Not surprisingly, as asset allocation models shifted to include more municipal bonds for their tax and income benefits, yields declined.

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Federal Intermediate-Term Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.94 on February 28, 2001, to $11.22 on August 31, 2001.

The Fund primarily focused on decreasing its weighting of BBB or lower-rated securities and increasing its percentage of A- or higher-rated credits to increase the Fund's liquidity. On August 31, 2001, 57.2% of the Fund's total long-term investments were rated A or higher. Significant purchases during the period included Minneapolis, Minnesota, GO bonds; Houston, Texas, Hotel Occupancy Tax and Special Revenue bonds; and Charlotte, North Carolina, Water and Sewer System Revenue bonds. Some bonds we sold included Stamford, Connecticut, Housing Authority MFR and Chippewa, Michigan, County Hospital Financing Authority Revenue bonds.


3.    Source: The Bond Buyer, 9/4/01.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 26 shows that at the end of this reporting period the Fund's distribution rate was 4.49%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 39.1% would need to earn 7.37% from a taxable investment to match the Fund's tax-free distribution rate.

Looking ahead, we are optimistic about the long-term outlook for intermediate-term municipal bonds and Franklin Intermediate-Term Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets, particularly in New York, New Jersey and Connecticut. We believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term
Tax-Free Income Fund - Class A
3/1/01 - 8/31/01

                                                                     DIVIDEND
MONTH                                                                PER SHARE
-------------------------------------------------------------------------------
March                                                                4.3 cents

April                                                                4.3 cents

May                                                                  4.3 cents

June                                                                 4.3 cents

July                                                                 4.3 cents

August                                                               4.3 cents
-------------------------------------------------------------------------------
TOTAL                                                               25.8 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.3 cent per share monthly dividend and the maximum offering price of $11.48 on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal personal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                                                  CHANGE                        8/31/01            2/28/01
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                    +$0.28                        $11.22             $10.94

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                                          $0.258


PERFORMANCE

                                                                                                                        INCEPTION
CLASS A                                                                6-MONTH         1-YEAR           5-YEAR          (9/21/92)
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                             +5.04%          +9.12%           +29.58%          +71.98%
Average Annual Total Return(2)                                         +2.69%          +6.65%            +4.85%           +5.98%
Avg. Ann. Total Return (9/30/01)(3)                                                    +6.72%            +4.62%           +5.91%

Distribution Rate(4)                                   4.49%
Taxable Equivalent Distribution Rate(5)                7.37%
30-Day Standardized Yield(6)                           3.81%
Taxable Equivalent Yield(5)                            6.26%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal bonds.(1) As discussed in the Fund's prospectus, these securities entail greater risk than higher-rated municipal securities.
--------------------------------------------------------------------------------


PORTFOLIO NOTES

The municipal bond market performed very well during the six-month period under review, as the economy continued to slow and the equity markets further waned. The average municipal bond fund, as measured by the Bond Buyer Municipal Bond Index (Bond Buyer 40), returned 3.42% over the period, while the Nasdaq and Standard & Poor's 500 Composite Indexes were down 15.80% and 7.97%.(2, 3) The stock markets' continued decline led to a significant drop in individual net worth and provided investors with a very valuable lesson in the benefits of diversification. Individuals who were heavily weighted in stocks over the past few years began to appreciate how fixed income instruments can provide a portfolio with stable, attractive, after-tax yields.

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin High Yield Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.50 on February 28, 2001, to $10.79 on August 31, 2001.

At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over a comparable taxable investment. On August 31, 2001, the Bond Buyer 40, an indicator of municipal bond market performance,



CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01


[PIE CHART]

AAA                           21.6%
AA                             4.0%
A                              9.6%
BBB                           26.9%
Below Investment Grade        37.9%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




1. These dividends are generally subject to state and local income tax, if any. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The unmanaged Nasdaq Composite Index is market value-weighted and measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R).

3. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

      The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 77.#

PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
8/31/01


                                                                  % OF TOTAL
                                                                   LONG-TERM
                                                                  INVESTMENTS
------------------------------------------------------------------------------
Utilities*                                                            27.0%

Prerefunded                                                           15.6%

Tax-Supported                                                         15.4%

Hospital & Health Care                                                12.1%

Transportation                                                         9.1%

Corporate-Backed                                                       6.5%

General Obligation                                                     5.5%

Housing                                                                3.1%

Other Revenue                                                          3.1%

Subject to Government Appropriations                                   2.0%

Higher Education                                                       0.6%

* The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.



yielded 5.12%, while the 10-year U.S. Treasury note yielded 4.83%, resulting in a municipal-to-Treasury yield ratio of 106%, higher than the 94% 10-year average.(3,4) The Performance Summary beginning on page 30 shows that at the end of the reporting period, the Fund's Class A shares' distribution rate was 5.27%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and the maximum offering price of $11.27 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal income tax bracket of 39.1% would need to earn 8.65% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Within the municipal bond market, high yield municipal bonds outperformed their broader investment grade counterparts during the first half of 2001, after two years of underperformance. The high yield market's improved performance was due to recent narrowing credit spreads, or the yield difference, between higher- and lower-rated bonds, as stabilizing credit conditions and attractive yields led to spreads narrowing and demand increasing for high yield debt.

The increased default rates in the high yield market over the past couple of years left fewer investors aggressively participating in securities below investment grade, creating many opportunities for us to secure higher quality, non-rated bonds at very attractive yields. With yield spreads between higher- and lower-rated bonds wider than we have seen since the early 1990s, we believed the traditional, greater essential use sectors such as transportation, education, utility and land secured bonds offered very attractive returns.

Knowing what to buy and having the leverage to direct structure and price are very important when purchasing lower-rated bonds. This underscores the benefit of Franklin's significant presence in the municipal bond market, which better enables us to structure issues to fit the portfolio's needs. Because of our size, research and experience in the municipal arena, we can be very selective. Furthermore, most dealers, underwriters and issuers know and trust Franklin, often coming to us to help them structure and price new issues, which in turn gives us more leverage in defining the marketplace.

An example of our influence during the reporting period can be seen in the recently purchased $25 million Monterey Institute of International Studies issue. The school is the only private institute of higher learning in the Monterey area and is the third-largest non-profit organization in Monterey. It was established in 1955 and offers courses in


4. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/01 - 8/31/01

                                                DIVIDEND PER SHARE
                                      ----------------------------------------
MONTH                                   CLASS A       CLASS B        CLASS C
------------------------------------------------------------------------------
March                                  4.85 cents    4.33 cents    4.35 cents

April                                  4.85 cents    4.33 cents    4.35 cents

May                                    4.85 cents    4.33 cents    4.35 cents

June                                   4.85 cents    4.36 cents    4.36 cents

July                                   4.85 cents    4.36 cents    4.36 cents

August                                 4.85 cents    4.36 cents    4.36 cents
------------------------------------------------------------------------------
TOTAL                                 29.10 CENTS   26.07 CENTS   26.13 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



nine different languages while drawing faculty and students from all over the world to its academic and research programs. The institute's programs are world renowned, especially studies in language, educational linguistics, translation and interpretation. The bond issue was necessary to refund outstanding bank loans and also to provide additional funding for a new student center. Because of our relationship with the underwriter and issuer, we had an exclusive look at the entire issue. We worked for more than a month to structure a deal fair to all parties and in the end, Franklin purchased all the bonds at a yield of 7.75%.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin High Yield Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets, particularly in New York, New Jersey and Connecticut. However, we believe the Fund's broad portfolio diversification should help moderate such volatility. As we see further corporate earnings pressures and volatile stock movements, municipal bond funds could continue to outperform stocks. Therefore, we expect sustained demand for municipal bonds throughout the remainder of the Fund's fiscal year as investors seek stability through broadened asset allocation strategies.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                          CHANGE           8/31/01          2/28/01
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.29           $10.79           $10.50

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                  $0.2910

CLASS B                                          CHANGE           8/31/01          2/28/01
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.30           $10.84           $10.54

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                  $0.2607

CLASS C                                          CHANGE           8/31/01          2/28/01
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.30           $10.88           $10.58

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                  $0.2613

PERFORMANCE

CLASS A                                                               6-MONTH         1-YEAR           5-YEAR           10-YEAR
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                            +5.67%          +8.14%           +32.31%          +97.61%
Average Annual Total Return(2)                                        +1.15%          +3.53%            +4.84%           +6.59%
Avg. Ann. Total Return (9/30/01)(3)                                                   +3.09%            +4.38%           +6.34%

Distribution Rate(4)                                  5.27%
Taxable Equivalent Distribution Rate(5)               8.65%
30-Day Standardized Yield(6)                          4.92%
Taxable Equivalent Yield(5)                           8.08%

                                                                                                                       INCEPTION
CLASS B                                                                               6-MONTH          1-YEAR          (1/1/99)
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                            +5.44%           +7.60%           +8.40%
Average Annual Total Return(2)                                                        +1.44%           +3.60%           +2.06%
Avg. Ann. Total Return (9/30/01)(3)                                                                    +3.09%           +1.66%

Distribution Rate(4)                                  4.95%
Taxable Equivalent Distribution Rate(5)               8.13%
30-Day Standardized Yield(6)                          4.61%
Taxable Equivalent Yield(5)                           7.57%

                                                                                                                       INCEPTION
CLASS C                                                               6-MONTH         1-YEAR           5-YEAR          (5/1/95)
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                              +5.43%        +7.58%           +28.87%          +42.40%
Average Annual Total Return(2)                                          +3.35%        +5.49%            +4.99%           +5.57%
Avg. Ann. Total Return (9/30/01)(3)                                                   +4.88%            +4.51%           +5.33%


Distribution Rate(4)                                  4.87%
Taxable Equivalent Distribution Rate(5)               8.00%
30-Day Standardized Yield(6)                          4.55%
Taxable Equivalent Yield(5)                           7.47%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal personal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                            72.5%
AA                              7.7%
A                              10.8%
BBB                             7.9%
Below Investment Grade          1.1%


* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[NEW JERSEY STATE MAP} New Jersey's economy, marching in step with the nation's, is showing signs of weakness. December tax collections revealed the first indications that revenues were beginning to soften, as lower consumer confidence and falling corporate profits took a bite out of sales tax collections. Yet, unlike prior slowing-growth periods, the state is well-positioned to cope with the slowdown and the potentially negative effect it will have on its budget.

Through mid-year 2001, New Jersey's budget reserve neared record levels, with mid-year estimates showing revenues exceeding projections by $572 million or 7.4%.(2) The state increased reserve levels although taxes have fallen substantially from where they were five years ago, as the state enacted several tax-cut initiatives, such as property tax relief. Furthermore, the state's economic structure, with approximately one-third of employment in the services sector, provided some shelter against the national economic downturn, as manufacturing was much harder hit than services.(3) As a result, the state boasted an unemployment rate of 4.3% in August 2001, below the national average, and personal income per capita increased 7.8% in the first quarter of 2001 compared with the fourth quarter of 2000.(4,5)



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, Most Eastern States Performing Well In Slowing Economy, 2/22/01.

3. Source: Standard & Poor's, State Review (New Jersey), 11/8/00. This does not indicate Standard & Poor's rating of the Fund.

4.    Source: Bureau of Labor Statistics, 9/21/01.

5.    Source: Bureau of Economic Analysis, 8/20/01.

      The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 99.

Yet, New Jersey is not immune from the recent economic downturn. The state's outstanding debt has increased faster than the population and personal income during the past five years. In December 2000, the state's net tax-supported debt was more than $16 billion, the fourth highest among U.S. states.(6) However, the local economy should prevail as proceeds will go toward improving infrastructure, schools and other government entities. Due to this, Standard & Poor's, an independent credit rating agency, assigned New Jersey's general obligation debt an AA+ rating, one of its highest, at period-end.(3)

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin New Jersey Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.70 on February 28, 2001, to $11.94 on August 31, 2001.

The supply of New Jersey bonds for the eight months ended August 31, 2001, fell 24% from the same period one year earlier, to $4.1 billion, as many municipalities did not issue new debt due to the increased revenues generated by the late 1990s' strong economy.(7) Nevertheless, we found value in a number of different areas in this light supply environment, preserving the Fund's broad diversification. At period-end, the transportation sector represented the Fund's largest weighting, at 20.6% of total long-term investments, followed by 18.7% in hospital and health care. Many of the purchases during the period were higher-rated issues, slightly improving the portfolio's quality, and on August 31, 2001, 80.2% of the Fund's total long-term investments were rated AA or higher.

We used the proceeds from sales to invest in bonds with longer call protection as we sought to protect the Fund's long-term income stream. Notable purchases during the reporting period included Middlesex County COP, Woodbridge Township GO, Branchburg Township Board of Education, New Jersey Education Facility Authority Ramapo College and Lafayette Yard Community Development Hotel/Conference Center. The Fund purchased Puerto Rico bonds to remain fully invested. Puerto Rico bonds are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.



PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
8/31/01

                                                                                   % OF TOTAL
                                                                                    LONG-TERM
                                                                                   INVESTMENTS
----------------------------------------------------------------------------------------------
Transportation                                                                        20.6%

Hospital & Health Care                                                                18.7%

Utilities                                                                             13.7%

General Obligation                                                                    12.9%

Housing                                                                               11.2%

Prerefunded                                                                           11.0%

Higher Education                                                                       5.4%

Corporate-Backed                                                                       2.2%

Other Revenue                                                                          1.7%

Subject to Government Appropriations                                                   1.4%

Tax-Supported                                                                          1.2%



6.    Source: Moody's Investors Service, New Jersey (State of), 12/8/00.

7.    Source: The Bond Buyer, 9/4/01.

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/01 - 8/31/01


                                                    DIVIDEND PER SHARE
                                          ----------------------------------------
MONTH                                       CLASS A       CLASS B        CLASS C
-----------------------------------------------------------------------------------
March                                       4.89 cents    4.31 cents    4.33 cents

April                                       4.89 cents    4.31 cents    4.33 cents

May                                         4.89 cents    4.31 cents    4.33 cents

June                                        4.80 cents    4.26 cents    4.29 cents

July                                        4.80 cents    4.26 cents    4.29 cents

August                                      4.80 cents    4.26 cents    4.29 cents
-----------------------------------------------------------------------------------
TOTAL                                      29.07 CENTS   25.71 CENTS   25.86 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 36, shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.54%, based on an annualization of the current 4.72 cent ($0.0472) per share dividend and the maximum offering price of $12.47 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and New Jersey state personal income tax bracket of 42.98% would need to earn 7.96% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

The stock market volatility coupled with the devaluation in equity portfolios caused many investors to reevaluate their portfolio allocations and consider more stable, conservative, income-producing investments, such as municipal bonds. As a result, the Fund's total net assets increased to $799 million on August 31, 2001, compared with $718 million at the beginning of the period.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin New Jersey Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets, particularly in New Jersey, New York and Connecticut. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.24        $11.94     $11.70

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                $0.2907


CLASS B                                        CHANGE        8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.24        $11.98     $11.74

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                $0.2571


CLASS C                                        CHANGE        8/31/01    2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.24        $12.01     $11.77

DISTRIBUTIONS (3/1/01 - 8/31/01)
Dividend Income                                $0.2586

PERFORMANCE

CLASS A                                                              6-MONTH         1-YEAR           5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                           +4.64%          +10.04%          +36.14%          +89.06%
Average Annual Total Return(2)                                       +0.19%           +5.33%           +5.44%           +6.11%
Avg. Ann. Total Return (9/30/01)(3)                                                   +5.38%           +5.01%           +5.91%


Distribution Rate(4)                                     4.54%
Taxable Equivalent Distribution Rate(5)                  7.96%
30-Day Standardized Yield(6)                             3.98%
Taxable Equivalent Yield(5)                              6.98%

                                                                                                                      INCEPTION
CLASS B                                                                              6-MONTH          1-YEAR          (2/1/00)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                                           +4.33%           +9.48%           +18.32%
Average Annual Total Return(2)                                                       +0.33%           +5.48%            +8.82%
Avg. Ann. Total Return (9/30/01)(3)                                                                   +5.59%            +7.96%


Distribution Rate(4)                                     4.18%
Taxable Equivalent Distribution Rate(5)                  7.33%
30-Day Standardized Yield(6)                             3.68%
Taxable Equivalent Yield(5)                              6.45%

                                                                                                                      INCEPTION
CLASS C                                                              6-MONTH         1-YEAR           5-YEAR          (5/1/95)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                           +4.33%          +9.48%           +32.52%          +43.52%
Average Annual Total Return(2)                                       +2.29%          +7.35%            +5.57%           +5.71%
Avg. Ann. Total Return (9/30/01)(3)                                                  +7.44%            +5.16%           +5.53%


Distribution Rate(4)                                     4.14%
Taxable Equivalent Distribution Rate(5)                  7.26%
30-Day Standardized Yield(6)                             3.58%
Taxable Equivalent Yield(5)                              6.28%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and New Jersey state personal income tax bracket of 42.98%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN OREGON TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/01


[PIE CHART]

AAA                             39.9%
AA                              37.0%
A                               10.9%
BBB                             10.4%
Below Investment Grade           1.8%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[OREGON STATE MAP] Despite strong overall revenue performance, Oregon's economy felt the effects of the national slowdown combined with the Asian economies' continued weakness. Exports slowed for the Beaver State's forest products, high technology and agricultural sectors. Still, Oregon's per-capita personal income growth kept up with the country's pace. Continued efforts to restrict the issuance of new debt enabled the state to maintain low debt levels. A history of conservative revenue forecasting, along with legislative oversight through the biennial budget period, resulted in actual balances comfortably exceeding the estimates made during budget adoption time. By July 2001, a respectable 5.4% growth was forecast for general fund revenues over estimates for the prior biennium (1999-2000).(2)

While most of the 1990s saw substantial economic growth for Oregon, particularly for high-tech manufacturing and housing construction, the Asian economic slowdown in the latter portion of the decade weakened the state's export-dependent sectors, affecting job growth. Although 1998-2000 experienced historically slower employment growth, the independent credit rating agency Standard & Poor's expects the state's job growth to outperform the country's through 2005.(3) For August 2001, Oregon's unemployment rate stood at 6.3%.(4)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.    Source: Moody's Investors Service, Oregon (State of), 7/20/01.

3.    Source: Standard & Poor's, RatingsDirect, 4/9/01.

4.    Source: Bureau of Labor Statistics, 9/21/01.

      The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 104.

Overall, strong revenue performance driven by personal income taxes and a tradition of responsible fiscal management reflects the state's stable economic outlook. Despite some expenditure pressures associated with voter initiative activity, Oregon's debt burden is expected to remain moderate. The strength of the state's diversifying economic base should contribute to steady financial progress.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Oregon Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.42 on February 28, 2001, to $11.65 on August 31, 2001.

As demand for Oregon municipal bonds continued to exceed supply, the market performed well during the six-month reporting period. The Fund sought to take advantage of strong retail demand and the few instances when market rates trended upward during the period to sell bonds with short call protection and lower yields, and use the proceeds to buy bonds at current rates with higher yields. This in turn improved the portfolio's overall structure and extended its call protection.

With $542.6 million in total net assets on August 31, 2001, Franklin Oregon Tax-Free Income Fund was able to use its position as the state's largest municipal bond fund and Franklin's significant presence in the overall municipal bond market to structure issues to fit the portfolio's needs. The Fund maintained its high quality, and on August 31, 2001, 76.9% of the Fund's total long-term investments were rated AA or higher. Important purchases we made during the period included Washington County GO, Portland Community College District GO and Washington County Clean Water Services Sewer Revenue bonds. Some holdings we sold included Puerto Rico Commonwealth Highway and Transportation Authority Revenue and Jackson County School District No. 9 Eagle Point GO bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 41 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.59%, based on an annualization of the current 4.65 cent ($0.0465) per share dividend and the maximum offering price of $12.17 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum



PORTFOLIO BREAKDOWN


Franklin Oregon
Tax-Free Income Fund
8/31/01


                                                                    % OF TOTAL
                                                                     LONG-TERM
                                                                    INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                     21.7%

Transportation                                                         14.9%

Housing                                                                14.3%

Hospital & Health Care                                                 10.5%

Prerefunded                                                             8.8%

Utilities                                                               8.8%

Corporate-Backed                                                        6.5%

Higher Education                                                        5.6%

Subject to Government Appropriations                                    3.8%

Other Revenue                                                           3.1%

Tax-Supported                                                           2.0%

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/01 - 8/31/01


                                                     DIVIDEND PER SHARE
                                                   ---------------------------
MONTH                                                 CLASS A        CLASS C
------------------------------------------------------------------------------
March                                               4.80 cents    4.24 cents

April                                               4.80 cents    4.24 cents

May                                                 4.80 cents    4.24 cents

June                                                4.80 cents    4.28 cents

July                                                4.80 cents    4.28 cents

August                                              4.80 cents    4.28 cents
------------------------------------------------------------------------------
TOTAL                                              28.80 CENTS   25.56 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



combined federal and Oregon state personal income tax bracket of 44.58% would need to earn 8.28% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Oregon Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE  SUMMARY AS OF  8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE            8/31/01       2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.23            $11.65        $11.42
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                         $0.2880

CLASS C                                 CHANGE            8/31/01       2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.25            $11.74        $11.49
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                         $0.2556


PERFORMANCE

CLASS A                                          6-MONTH  1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.65%   +9.02%  +32.80%  +84.54%
Average Annual Total Return(2)                    +0.18%   +4.38%   +4.91%   +5.86%
Avg. Ann. Total Return (9/30/01)(3)                        +4.43%   +4.54%   +5.64%

Distribution Rate(4)                     4.59%
Taxable Equivalent Distribution Rate(5)  8.28%
30-Day Standardized Yield(6)             4.10%
Taxable Equivalent Yield(5)              7.40%


                                                                            INCEPTION
CLASS C                                          6-MONTH  1-YEAR   5-YEAR    (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.50%   +8.45%  +29.36%   +40.42%
Average Annual Total Return(2)                    +2.43%   +6.42%   +5.06%    +5.34%
Avg. Ann. Total Return (9/30/01)(3)                        +6.32%   +4.67%    +5.14%

Distribution Rate(4)                     4.17%
Taxable Equivalent Distribution Rate(5)  7.52%
30-Day Standardized Yield(6)             3.71%
Taxable Equivalent Yield(5)              6.69%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


FRANKLIN OREGON
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Oregon state personal income tax bracket of 44.58%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN  PENNSYLVANIA  TAX-FREE  INCOME  FUND

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                65.9%
AA                  9.9%
A                   8.6%
BBB                15.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[MAP OF PENNSYLVANIA]

Pennsylvania's economy, marching in step with the nation's, is showing signs of weakness. December tax collections revealed the first indications that revenues were beginning to soften, as lower consumer confidence and falling corporate profits took a bite out of sales tax collections. Yet, unlike prior slowing-growth periods, the commonwealth is well-positioned to cope with the slowdown and the potentially negative effect it will have on its budget.

Since the early 1990s, Pennsylvania has used its budget surpluses to build its reserves, aided by a strong economy and strict financial management. For fiscal year 2001, Pennsylvania estimates that the general fund surplus will come in at approximately $297 million, despite recently initiating several moderate tax cuts.(2) This marks the third consecutive year where the commonwealth has produced a sizable surplus. However, the 2001 surplus clearly points toward a slowing commonwealth economy, as its reserves are substantially smaller than the $610 million surplus produced in fiscal year 2000 and the $447 million 1999 surplus.(2)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The Fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

2. Source: Standard & Poor's, Most Eastern States Performing Well In Slowing Economy,2/22/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 110.

The commonwealth's economic structure, with one of the nation's most diverse economies, provided some shelter against the national economic downturn, as the services sectors have held up much better than the manufacturing side. Once one of the country's most heavily industrialized states, and still ranking 15th in manufacturing employment, Pennsylvania has seen the number of manufacturing workers decline an average of 1.5% yearly since 1975, with services and other non-manufacturing sectors making up the difference.(3) As a result, the commonwealth had an unemployment rate of 4.9% in August 2001, on par with the national average, and personal income per capita increased 1.5% in the first quarter of 2001 compared with the fourth quarter of 2000.(4),(5)

Although no state is completely immune from the national economy's ills, these positive factors should provide Pennsylvania with the financial flexibility it may need if the economic slowdown becomes protracted. Due to this, Standard & Poor's, an independent credit rating agency, assigned Pennsylvania's general obligation debt an AA rating, one of its highest, at period-end.(3)

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Pennsylvania Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.12 on February 28, 2001, to $10.35 on August 31, 2001.

The supply of Pennsylvania bonds in the eight months ended August 31, 2001, increased 117.7%, to $8.4 billion, over the same period in 2000.(6) We found value in a number of different areas, preserving the Fund's broad diversification. At period-end, the hospital and health care sector represented the Fund's largest weighting, at 20.7% of total long-term investments, followed by 18.1% in prerefunded bonds. Many of the purchases during the period were insured, improving the portfolio's quality, and on

3. Source: Standard & Poor's, State Review: Pennsylvania, 11/1/00. This does not indicate Standard & Poor's rating of the Fund.

4.    Source: Bureau of Labor Statistics, 9/21/01.

5.    Source: Bureau of Economic Analysis, 8/20/01.

6.    Source: The Bond Buyer, 9/4/01.

PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
8/31/01

                          % OF TOTAL
                          LONG-TERM
                          INVESTMENTS
-----------------------------------
Hospital & Health Care        20.7%

Prerefunded                   18.1%

Utilities                     11.9%

General Obligation            10.3%

Higher Education               9.5%

Housing                        9.2%

Transportation                 8.6%

Corporate-Backed               5.8%

Other Revenue                  2.9%

Tax-Supported                  1.7%

Subject to Government
Appropriations                 1.3%

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/01-8/31/01

                                                   DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                  CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
March                                   4.4 cents     3.92 cents    3.92 cents
April                                   4.4 cents     3.92 cents    3.92 cents
May                                     4.4 cents     3.92 cents    3.92 cents
June                                    4.4 cents     3.94 cents    3.95 cents
July                                    4.4 cents     3.94 cents    3.95 cents
August                                  4.4 cents     3.94 cents    3.95 cents
--------------------------------------------------------------------------------
TOTAL                                  26.4 CENTS    23.58 CENTS   23.61 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

August 31, 2001, 75.8% of the Fund's total long-term investments were rated AA or higher. Notable purchases during the period included Montgomery GO, Berwick School GO, Pennsylvania Turnpike, Bucks County IDA George School and Southcentral General Authority Wellspan Health Obligation Group.

We executed sales on individual issues we felt were showing deteriorating fundamentals. Specifically, we focused on a few issues in the corporate-backed and hospital and health care sectors with limited improvement possibilities in the near future. Sales during the period also included Philadelphia GO, Philadelphia Gas Works, Jeanette Health Service Authority Hospital Revenue, Pennsylvania Economic Development - AMTRAK and Pennsylvania State Higher Education - Geneva College.

The stock market volatility coupled with the devaluation in equity portfolios caused many investors to reevaluate their portfolio allocations and consider more stable, conservative, income-producing investments, such as municipal bonds. As a result, the Fund's total net assets increased to $731 million on August 31, 2001, compared with $697 million at the beginning of the period.

Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund's Class A shares'distribution rate was 4.80%, based on an annualization of the current 4.32 cent ($0.0432) per share dividend and the maximum offering price of $10.81 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 40.81% would need to earn 8.11% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Pennsylvania Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide share-holders with high, current tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge,but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF  8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE         8/31/01       2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.23         $10.35        $10.12
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                          $0.2640


CLASS B                                  CHANGE         8/31/01       2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.24         $10.37        $10.13
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                          $0.2358


CLASS C                                  CHANGE         8/31/01       2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.23         $10.41        $10.18
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                          $0.2361

PERFORMANCE

CLASS A                                          6-MONTH   1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.02%   +9.47%  +34.45%    +93.18%
Average Annual Total Return(2)                    +0.55%   +4.84%   +5.19%     +6.34%
Avg. Ann. Total Return (9/30/01)(3)                        +4.90%   +4.84%     +6.16%

Distribution Rate(4)                     4.80%
Taxable Equivalent Distribution Rate(5)  8.11%
30-Day Standardized Yield(6)             4.17%
Taxable Equivalent Yield(5)              7.05%


                                                                             INCEPTION
CLASS B                                                   6-MONTH   1-YEAR   (2/1/00)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                                 +4.82%   +8.97%    +18.06%
Average Annual Total Return(2)                             +0.82%   +4.97%     +8.66%
Avg. Ann. Total Return (9/30/01)(3)                                 +5.06%     +7.99%

Distribution Rate(4)                     4.44%
Taxable Equivalent Distribution Rate(5)  7.50%
30-Day Standardized Yield(6)             3.89%
Taxable Equivalent Yield(5)              6.57%


                                                                             INCEPTION
CLASS C                                          6-MONTH   1-YEAR  5-YEAR    (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.70%   +8.93%  +30.92%     +41.93%
Average Annual Total Return(2)                    +2.69%   +6.86%   +5.33%     +5.52%
Avg. Ann. Total Return (9/30/01)(3)                        +6.95%   +5.00%     +5.39%

Distribution Rate(4)                     4.38%
Taxable Equivalent Distribution Rate(5)  7.40%
30-Day Standardized Yield(6)             3.78%
Taxable Equivalent Yield(5)              6.39%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class
      B) per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Pennsylvania state personal income tax bracket of 40.81%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Puerto Rico Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/01

[PIE CHART]

AAA                44.2%
AA                  4.3%
A                  19.3%
BBB                32.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[GRAPHIC OMITTED]

Steady progress aptly characterized Puerto Rico's economy. Although its pace was slightly dampened in the face of the U.S. economic slowdown, the commonwealth continued its long-term growth trend. While inevitable changes such as a newly elected administration and the pending expiration of Section 936 tax benefits for businesses affected the economy, the island managed some important adjustments to maintain its competitive gains. Where labor-intensive manufacturing slowed, capital-intensive manufacturing such as pharmaceuticals picked up. As revenue projections changed, the fiscal year 2002 budget was adjusted and balanced. Still, unable to completely evade the slowing trend, real gross national product (GNP) growth was down slightly from 2000's rate of 3.1%. GNP growth was conservatively projected at a respectable 2.2% for 2001 and 2.0% for 2002.(2)

Although employment felt the blows of several high-profile plant closures, including those of Intel, Sara Lee and Star-Kist, significant gains were made. Unemployment levels of 20% seen in the 1980s dropped to 12.3% by August 2001.(3) Puerto Rico's economy broadened with growth in construction (6.9% of employment), services (21.2%) and trade (21.4%).(2) Although slowing, total employment growth continued to post gains, with strong growth in private-sector wages. Tourism and many related service industries benefited from an increase in overall hotel registrations. As plans for additional hotels are completed, the higher total number of available rooms should continue to benefit tourism and tourism-related industries.

1. For investors subject to the federal and state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.    Source: Standard & Poor's, RatingsDirect, 5/10/01.

3.    Source: Bureau of Labor Statistics, 9/21/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 115.

As Section 936 is phased out, Puerto Rico has offset losses in a variety of ways. The phase-out of these federal tax benefits developed into a rapid increase of capital-intensive high-tech companies transitioning into controlled foreign corporations (CFCs) with related tax advantages. Through tax benefits and government initiatives, Puerto Rico has managed to remain a competitive place for business.

For fiscal year 2002, the commonwealth's new administration is looking at health care as an area for spending adjustments. Thus far, an overall spending reduction of 1% from the 2001 level was projected, and the forecast for recurring revenue growth was 3%.(4) Looking ahead, the commonwealth's continued adaptation to the Section 936 phase-out is essential. The commonwealth has high per-capita debt relative to states in the U.S., but its broadened, competitive economy, improved tax revenues and adequate liquidity help support the economy's stable outlook.

PORTFOLIO NOTES

Interest rates generally declined during the six months under review. Because bond prices rise when interest rates fall, Franklin Puerto Rico Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.55 on February 28, 2001, to $11.85 on August 31, 2001.

The supply of Puerto Rico bonds for the eight months ended August 31, 2001, was $2.0 billion, down 13% from the same period a year earlier.(5) Although not much different from the previous year, this is a large amount for the commonwealth. Issuance in 2000 was unusually high due to the $1.04 billion Puerto Rico Commonwealth Infrastructure Financing Authority issue from October 2000.

We sought to take advantage of Puerto Rico's bond supply to purchase most of our bonds in the primary market. Significant purchases during the six-month period included Puerto Rico Commonwealth GO and Puerto Rico Public Finance Corp. Revenue bonds.

PORTFOLIO BREAKDOWN
Franklin Puerto Rico
Tax-Free Income Fund
8/31/01

% OF TOTAL
LONG-TERM
INVESTMENTS
-----------------------------------
Transportation                18.9%

General Obligation            16.0%

Utilities                     14.3%

Prerefunded                   12.2%

Hospital & Health Care         8.5%

Housing                        7.7%

Subject to Government
Appropriations                 7.5%

Higher Education               6.4%

Tax-Supported                  4.6%

Other Revenue                  3.5%

Corporate-Backed               0.4%


4.    Source: Moody's Investors Service, Puerto Rico (Commonwealth of), 5/11/01.

5.    Source: The Bond Buyer, 9/4/01.

DIVIDEND DISTRIBUTIONS*
Franklin Puerto Rico Tax-Free Income Fund
3/1/01-8/31/01

                                           DIVIDEND PER SHARE
                                       ----------------------------
MONTH                                  CLASS A       CLASS C
-------------------------------------------------------------------
March                                   4.85 cents    4.31 cents
April                                   4.85 cents    4.31 cents
May                                     4.85 cents    4.31 cents
June                                    4.85 cents    4.33 cents
July                                    4.85 cents    4.33 cents
August                                  4.85 cents    4.33 cents
-------------------------------------------------------------------
TOTAL                                  29.10 CENTS   25.92 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 52 shows that at the end of this reporting period the Fund's Class A shares'distribution rate was 4.60%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $12.38 on August 31, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 39.1% would need to earn 7.55% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we are optimistic about the long-term outlook for municipal bonds and Franklin Puerto Rico Tax-Free Income Fund. The recent terrorist attacks in New York and Washington, D.C., are likely to increase the short-term volatility of the municipal bond and other markets. However, we believe the Fund's broad portfolio diversification should help moderate such volatility, and we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income portion of their portfolios. We expect 2001's closing supply figures to be substantially lower than 2000's. The scarcity of the territory's bonds, which can also be purchased by many other state municipal bond funds, should help support the value of Puerto Rico debt. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current tax-free income.

Please note that Franklin Puerto Rico Tax-Free Income Fund will change its name to comply with new SEC rules. As of December 1, 2001, it will become Franklin Double Tax-Free Income Fund. We believe the new name will reflect the Fund's objective and composition more accurately. The Fund's investment philosophy remains the same as we continue to invest in all U.S. territories to provide double tax-free income for shareholders.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any commonwealth, industry, security or the Fund. Our strategies and the Fund' s portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal personal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE  SUMMARY AS OF  8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE         8/31/01       2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.30         $11.85        $11.55
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                          $0.2910

CLASS C                                  CHANGE         8/31/01       2/28/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.30         $11.88        $11.58
DISTRIBUTIONS (3/1/01-8/31/01)
Dividend Income                          $0.2592


PERFORMANCE


CLASS A                                          6-MONTH   1-YEAR  5-YEAR    10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +5.25%   +9.54%  +36.32%    +91.16%
Average Annual Total Return(2)                    +0.80%   +4.84%   +5.47%     +6.23%
Avg. Ann. Total Return (9/30/01)(3)                        +4.07%   +4.91%     +5.97%

Distribution Rate(4)                     4.60%
Taxable Equivalent Distribution Rate(5)  7.55%
30-Day Standardized Yield(6)             3.88%
Taxable Equivalent Yield(5)              6.37%


                                                                             INCEPTION
CLASS C                                          6-MONTH   1-YEAR  5-YEAR    (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)                        +4.95%   +9.01%  +32.51%    +43.76%
Average Annual Total Return(2)                    +2.88%   +6.89%   +5.57%     +5.73%
Avg. Ann. Total Return (9/30/01)(3)                        +6.05%   +5.01%     +5.43%

Distribution Rate(4)                     4.21%
Taxable Equivalent Distribution Rate(5)  6.91%
30-Day Standardized Yield(6)             3.49%
Taxable Equivalent Yield(5)              5.73%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS



MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                 SIX MONTHS
                                                   ENDED
                                                 AUGUST 31,                          YEAR ENDED FEBRUARY 28,
                                                    2001          -------------------------------------------------------------
CLASS A                                          (UNAUDITED)        2001        2000(d)       1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $  10.83        $  10.31     $  11.38     $  11.44     $  11.24     $  11.34
                                                 ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................        .28             .57          .57          .59          .61          .62
 Net realized and unrealized gains (losses) ...        .22             .52        (1.02)        (.01)         .29         (.04)
                                                 ------------------------------------------------------------------------------
Total from investment operations ..............        .50            1.09         (.45)         .58          .90          .58
                                                 ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................       (.29)           (.57)        (.58)        (.59)        (.62)        (.63)
 Net realized gains ...........................         --              --         (.04)        (.05)        (.08)        (.05)
                                                 ------------------------------------------------------------------------------
Total distributions ...........................       (.29)           (.57)        (.62)        (.64)        (.70)        (.68)
                                                 ------------------------------------------------------------------------------
Net asset value, end of period ................   $  11.04        $  10.83     $  10.31     $  11.38     $  11.44     $  11.24
                                                 ------------------------------------------------------------------------------
Total return(b) ...............................       4.69%          10.80%       (4.15)%       5.17%        8.23%        5.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $892,033        $777,553     $756,274     $861,020     $810,250     $752,335
Ratios to average net assets:
 Expenses .....................................        .64%(c)         .64%         .62%         .63%         .63%         .62%
 Net investment income ........................       5.15%(c)        5.39%        5.30%        5.11%        5.40%        5.59%
Portfolio turnover rate .......................      12.12%          24.38%       20.55%       14.11%       20.02%       16.57%


CLASS B
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $ 10.86        $ 10.32     $ 10.24
                                                  --------------------------------------
Income from investment operations:
 Net investment income(a) .....................       .25            .52         .05
 Net realized and unrealized gains ............       .23            .53         .07
                                                  --------------------------------------
Total from investment operations ..............       .48           1.05         .12
                                                  --------------------------------------
Less distributions from net investment income .      (.26)          (.51)       (.04)
                                                  --------------------------------------
Net asset value, end of period ................   $ 11.08        $ 10.86     $ 10.32
                                                  --------------------------------------
Total return(b) ...............................      4.47%         10.37%       1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 9,234        $ 3,700     $   176
Ratios to average net assets:
 Expenses .....................................      1.19%(c)       1.19%       1.18%(c)
 Net investment income ........................      4.58%(c)       4.82%       5.26%(c)
Portfolio turnover rate .......................     12.12%         24.38%      20.55%

(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONT.)

                                                   SIX MONTHS
                                                     ENDED
                                                   AUGUST 31,                      YEAR ENDED FEBRUARY 28,
                                                     2001          -------------------------------------------------------
CLASS C                                           (UNAUDITED)        2001        2000        1999        1998       1997
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $ 10.90        $ 10.38     $ 11.45     $ 11.51     $ 11.30     $11.38
                                                  ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................         .25            .52         .52         .52         .56        .57
 Net realized and unrealized gains (losses) ...         .23            .51       (1.03)       (.01)        .29       (.03)
                                                  ------------------------------------------------------------------------
Total from investment operations ..............         .48           1.03        (.51)        .51         .85        .54
                                                  ------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.26)          (.51)       (.52)       (.52)       (.56)      (.57)
 Net realized gains ...........................          --             --        (.04)       (.05)       (.08)      (.05)
                                                  ------------------------------------------------------------------------
Total distributions ...........................        (.26)          (.51)       (.56)       (.57)       (.64)      (.62)
                                                  ------------------------------------------------------------------------
Net asset value, end of period ................     $ 11.12        $ 10.90     $ 10.38     $ 11.45     $ 11.51     $11.30
                                                  ------------------------------------------------------------------------
Total return(b) ...............................        4.46%         10.13%      (4.65)%      4.54%       7.67%      4.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $27,265        $23,840     $22,671     $23,871     $14,537     $5,486
Ratios to average net assets:
 Expenses .....................................        1.19%(c)       1.19%       1.18%       1.19%       1.19%      1.19%
 Net investment income ........................        4.59%(c)       4.84%       4.75%       4.55%       4.82%      5.01%
Portfolio turnover rate .......................       12.12%         24.38%      20.55%      14.11%      20.02%     16.57%

(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


56                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                               PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%
Arizona Capital Facilities Finance Corp. Student Housing Revenue,
     Arizona State University Project, 6.25%, 9/01/32 ...................    $3,825,000       $ 3,927,816
Arizona Educational Loan Marketing Corp. Revenue,
    Senior Series, 6.375%, 9/01/05 ......................................    10,000,000       10,301,900
    Series B, 7.00%, 3/01/03 ............................................     1,000,000        1,023,800
    Series B, 7.00%, 3/01/05 ............................................     1,000,000        1,022,140
    Sub Series, 6.625%, 9/01/05 .........................................     1,000,000        1,031,790
Arizona Health Facilities Authority Hospital System Revenue,
     Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ........     2,000,000        2,107,380
Arizona Health Facilities Authority Revenue, Catholic Healthcare West,
     Series A, 6.625%, 7/01/20 ..........................................     6,390,000        6,713,270
Arizona State Board Regents COP, University of Arizona Main Campus,
     Series A-1, AMBAC Insured, 5.125%, 6/01/25 .........................     2,000,000        2,040,580
Arizona State COP,
    FSA Insured, 6.625%, 9/01/08 ........................................     5,000,000        5,189,550
    Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 ..................     5,000,000        5,262,400
Arizona State Municipal Financing Program COP,
    Dysart School, Series 22, BIG Insured, ETM, 7.875%, 8/01/05 .........     1,350,000        1,584,644
    Peoria School, Series 19, BIG Insured, ETM, 7.75%, 8/01/04 ..........       500,000          567,025
    Series 20, BIG Insured, ETM, 7.625%, 8/01/06 ........................     3,250,000        3,753,458
    Series 25, BIG Insured, 7.875%, 8/01/14 .............................       500,000          674,980
Arizona State School Improvement Revenue, 5.00%, 7/01/19 ................     2,000,000        2,040,320
Arizona State University COP, Downtown Campus/Mercado Project,
     Series A, MBIA Insured, 5.80%, 7/01/24 .............................     1,350,000        1,435,334
Arizona State University Revenue, FGIC Insured, 5.875%, 7/01/25 .........     1,000,000        1,092,630
Arizona State Wastewater Management Authority Wastewater
    Treatment Financial Assistance Revenue,
    Pre-Refunded, 6.80%, 7/01/11 ........................................     4,000,000        4,219,560
    Series A, AMBAC Insured, Pre-Refunded, 5.625%, 7/01/15 ..............     1,000,000        1,119,840
Arizona Student Loan Acquisition Authority Student Loan Revenue,
     junior subordinate, Refunding, Series B-1, 6.15%, 5/01/29 ..........     1,000,000        1,053,150
    Refunding, Senior Series A-1, 5.90%, 5/01/24 ........................     1,500,000        1,584,330
Casa Grande Excise Tax Revenue, FGIC Insured,
    6.00%, 4/01/10 ......................................................       400,000          426,896
    6.20%, 4/01/15 ......................................................       930,000        1,010,612
Casa Grande IDA,
    IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 .............................       500,000          529,880
    PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 .............................     1,800,000        1,906,722
Chandler GO, FGIC Insured, Pre-Refunded,
    6.80%, 7/01/13 ......................................................     1,750,000        1,949,535
    6.85%, 7/01/14 ......................................................     1,625,000        1,812,460
Chandler IDA, MFHR, Hacienda Apartments Project, Refunding,
      Series A, GNMA Secured, 6.05%, 7/20/30 ............................     4,055,000        4,175,636
Chandler Street and Highway Revenue, MBIA Insured,
      Pre-Refunded, 6.85%, 7/01/13 ......................................     1,250,000        1,394,200
Chandler Water and Sewer Revenue, Refunding, FGIC
      Insured, 6.25%, 7/01/13 ...........................................     2,165,000        2,266,755
Coconino County PCR,
    Arizona Public Service Co., Refunding, Series A, MBIA
    Insured, 5.875%, 8/15/28 ............................................     5,275,000        5,602,578
    Nevada Power Co., 6.375%, 10/01/36 ..................................     4,000,000        4,032,520
    Nevada Power Co., Series B, 5.80%, 11/01/32 .........................     6,500,000        6,117,085
Douglas Community Housing Corp. MFR, Rancho La Perilla,
     Series A, GNMA Secured, 6.125%, 7/20/41 ............................     2,265,000        2,401,330
Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ........       640,000          652,781
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ................    45,900,000       31,336,848
Gilbert ID No. 11, Special Assessment, FGIC Insured, 7.60%, 1/01/05 .....     1,500,000        1,530,300
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
    7/01/12 .............................................................     1,500,000        1,643,940
    7/01/22 .............................................................     3,250,000        3,557,255
Glendale IDA, Educational Facilities Revenue, American Graduate
     School International,
    Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 ....................     1,000,000        1,147,900
    Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 ...................     1,250,000        1,440,463
    Refunding, Connie Lee Insured, 5.875%, 7/01/15 ......................     2,200,000        2,377,122
Glendale IDAR, Midwestern University,
    Connie Lee Insured, 6.00%, 5/15/16 ..................................       455,000          503,994
    Connie Lee Insured, 6.00%, 5/15/26 ..................................       340,000          370,777
    MBIA Insured, 5.375%, 5/15/28 .......................................     2,000,000        2,086,580
    Pre-Refunded, 6.00%, 5/15/16 ........................................     1,485,000        1,683,337
    Pre-Refunded, 6.00%, 5/15/26 ........................................     1,660,000        1,881,710
    Series A, 5.275%, 5/15/28 ...........................................    15,000,000       14,493,750

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Goodyear Community Facilities General District No. 1 GO,
     MBIA Insured, 5.20%, 7/15/25                                                   $ 1,500,000      $ 1,539,480
Goodyear Community Facilities Utilities District No. 1 GO,
     MBIA Insured, 5.20%, 7/15/25                                                     1,000,000        1,062,290
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%,
    10/01/12                                                                          3,630,000        3,848,090
    10/01/22                                                                          4,000,000        4,244,720
 Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05                        2,235,000        2,279,298
 Marana Municipal Property Corp. Municipal Facilities Revenue,
     Refunding, MBIA Insured, 5.25%, 7/01/22                                          1,100,000        1,136,773
 Maricopa County COP, 6.00%, 6/01/04                                                  6,160,000        6,364,512
 Maricopa County GO,
    School District No. 8, Osborn, Refunding, Series A,
     FGIC Insured, 5.875%, 7/01/14                                                    1,410,000        1,527,368
    School District No. 8, Osborn, Series A, FGIC Insured,
     Pre-Refunding, 5.875%, 7/01/14                                                   2,590,000        2,906,550
    School District No. 11, Peoria Unified, Refunding,
     AMBAC Insured, 6.10%, 7/01/10                                                    7,000,000        7,596,890
    School District No. 28, Kyrene Elementary, Series B,
     FGIC Insured, 6.00%, 7/01/14                                                     2,500,000        2,708,250
    School District No. 31, Series A, AMBAC Insured,
     Pre-Refunded, 6.20%, 7/01/13                                                       570,000          625,797
    School District No. 98, Fountain Hills Unified,
     AMBAC Insured, 5.75%, 7/01/12                                                      500,000          551,610
    USD No. 41, Gilbert, 6.25%, 7/01/15                                               2,000,000        2,180,140
    USD No. 65, Littleton School Improvement,
     Series B, FGIC Insured, 6.40%, 7/01/14                                           1,175,000        1,285,509
    USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05               1,000,000        1,108,230
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13                  1,600,000        1,779,456
Maricopa County Hospital Revenue, Sun Health Corp.,
    5.30%, 4/01/29                                                                   15,595,000       14,121,896
    Refunding, 5.80%, 4/01/08                                                         3,870,000        4,043,608
    Refunding, 5.90%, 4/01/09                                                         2,120,000        2,223,944
    Refunding, 6.125%, 4/01/18                                                       15,650,000       15,976,459
Maricopa County IDA,
    Health Facilities Revenue, Catholic Healthcare West Project,
     Refunding, Series A, 5.00%, 7/01/16                                             13,100,000       12,040,341
    Health Facilities Revenue, Catholic Healthcare West Project,
     Refunding, Series A, 5.00%, 7/01/21                                             17,600,000       15,524,432
    Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37                 30,485,000       31,100,797
    Hospital Facility Revenue, Mayo Clinic Hospital, AMBAC Insured,
     5.25%, 11/15/37                                                                  3,000,000        3,071,250
    Hospital Facility Revenue, Samaritan Health Services, Refunding,
     Series A, MBIA Insured, ETM, 7.00%, 12/01/13                                    17,800,000       18,158,670
    Hospital Facility Revenue, Samaritan Health Services,
     Refunding, Series A, MBIA Insured, ETM, 7.00%, 12/01/16                          1,890,000        2,371,194
    IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30                               5,000,000        4,774,450
    MFHR, Bay Club at Mesa Cove Project, Series A, MBIA Insured, 5.80%, 9/01/35       3,000,000        3,136,410
    MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured,
     5.90%, 6/01/26                                                                   2,105,000        2,196,147
    MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured,
     5.15%, 7/01/29                                                                   2,350,000        2,373,289
    MFHR, Senior National Health Facilities II, Project A, FSA Insured,
     5.50%, 1/01/18                                                                   2,000,000        2,119,700
    MFHR, Villas De Merced Apartment Project, Series A,
     GNMA Secured, 5.50%, 12/20/37                                                      570,000          575,409
Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30                               760,000          819,022
Maricopa County School District No. 3 GO, Tempe Elementary,
    AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13                                         255,000          280,944
    Refunding, AMBAC Insured, 6.00%, 7/01/13                                            445,000          485,820
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25                                                                   41,500,000       44,560,210
    5.625%, 1/01/29                                                                  18,000,000       19,103,940
Mesa Street and Highway Revenue, FSA Insured, 5.00%, 7/01/19                          2,500,000        2,550,075
Mohave County Hospital District No. 1 GO, Kingman Regional
     Medical Center Project, FGIC Insured, 6.50%, 6/01/15                             2,110,000        2,184,989
Mohave County IDA,
    Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31                    1,585,000        1,707,314
    IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29                               4,100,000        4,105,289
    IDR, Citizens Utilities Co. Project, Series A, 7.15%, 2/01/26                    10,000,000       10,087,900
    IDR, Citizens Utilities Co. Project, Series B, 7.15%, 2/01/26                     5,000,000        5,043,950
Navajo County PCR, Arizona Public Service Co., Series A, Refunding, 5.875%, 8/15/28  54,500,000       55,367,095
Northern Arizona University System Revenue, Refunding, FGIC Insured, 6.40%, 6/01/07   2,750,000        2,847,818
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
     Series A, 6.60%, 3/15/28                                                         8,595,000        9,167,943
Oro Valley Municipal Property Corp. Revenue, Municipal Water System,
     MBIA Insured, 5.75%, 7/01/17                                                       500,000          534,170
Peoria Municipal Development Authority Water and Sewer Revenue, Refunding,
     FGIC Insured, 6.625%, 7/01/06                                                      240,000          244,046
Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19                          1,300,000        1,326,039

FRANKLIN TAX-FREE TRUST

                                                                                       PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                   AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Phoenix Airport Revenue,
    Refunding, Series B, MBIA Insured, 6.20%, 7/01/10                               $   700,000      $   767,949
    Refunding, Series C, MBIA Insured, 6.30%, 7/01/10                                 1,680,000        1,828,495
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/11                                 1,785,000        1,944,990
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/12                                   570,000          621,089
    Series D, MBIA Insured, 6.30%, 7/01/10                                            1,800,000        1,958,580
    Series D, MBIA Insured, 6.40%, 7/01/11                                            3,825,000        4,166,764
    Series D, MBIA Insured, 6.40%, 7/01/12                                              820,000          893,267
Phoenix Civic Improvement Corp. Excise Tax Revenue,
    Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24                2,985,000        3,093,027
    Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29             18,310,000       18,951,949
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue,
     MBIA Insured, Pre-Refunded, 6.90%, 7/01/21                                       2,000,000        2,251,860
Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
    FGIC Insured, 6.00%, 7/01/19                                                      3,000,000        3,485,040
    FGIC Insured, 6.00%, 7/01/20                                                      3,670,000        4,263,366
    FGIC Insured, 6.00%, 7/01/24                                                     24,715,000       28,710,921
    Refunding, FGIC Insured, 5.00%, 7/01/20                                           9,710,000        9,905,754
    Refunding, FGIC Insured, 5.125%, 7/01/21                                         10,000,000       10,251,400
    Refunding, FGIC Insured, 5.00%, 7/01/24                                           7,050,000        7,131,357
Phoenix Civic Improvement Corp. Water System Revenue, Pre-Refunded,
    5.95%, 7/01/16                                                                    3,665,000        4,094,281
    6.00%, 7/01/19                                                                    3,000,000        3,358,020
Phoenix Civic Plaza Building Corp. Revenue, 6.00%, 7/01/14                            4,300,000        4,704,071
Phoenix GO,
    5.25%, 7/01/22                                                                    5,420,000        5,665,418
    Refunding, 6.375%, 7/01/13                                                        5,000,000        5,240,050
Phoenix HFC, Mortgage Revenue,
    Project A, Refunding, MBIA Insured, 6.50%, 7/01/24                                2,740,000        2,794,882
    Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23              1,750,000        1,781,290
    Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23              2,260,000        2,293,764
Phoenix IDA,
    Government Office Lease Revenue, Capital Mall Project,
     AMBAC Insured, 5.375%, 9/15/22                                                   2,000,000        2,101,340
    Government Office Lease Revenue, Capital Mall Project,
     AMBAC Insured, 5.50%, 9/15/27                                                   24,300,000       25,643,061
    Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16        3,500,000        3,808,350
    SFMR, FNMA Insured, 6.30%, 12/01/12                                                 550,000          586,102
Phoenix IDAR, SFMR, Series 1B, FNMA Insured, 6.20%, 6/01/22                             525,000          561,036
Phoenix Municipal Housing Revenue, Fillmore Gardens Project,
     Refunding, 6.30%, 6/01/09                                                        1,500,000        1,606,980
Phoenix Street and Highway Revenue,
    ETM, 6.80%, 7/01/03                                                               1,000,000        1,075,230
    Refunding, 6.60%, 7/01/07                                                         5,000,000        5,229,800
Pima County IDA,
    Health Care Corp. Revenue, Carondelet St. Joseph's and
     St. Mary's Hospital, BIG Insured, 8.00%, 7/01/13                                    65,000           65,267
    Health Care Corp. Revenue, Carondelet St. Joseph's and
     St. Mary's Hospital, MBIA Insured, 6.75%, 7/01/10                                2,250,000        2,321,528
    MFR, Fountaine Village Apartments, GNMA Secured, 5.55%, 12/20/20                    625,000          651,556
    MFR, Series A, FNMA Insured, 6.00%, 12/01/21                                      2,720,000        2,876,454
    SFMR, GNMA Secured, 6.40%, 11/01/09                                                 690,000          728,951
    SFMR, GNMA Secured, 6.625%, 11/01/14                                                470,000          496,358
    SFMR, GNMA Secured, 6.75%, 11/01/27                                               3,100,000        3,252,551
    SFMR, Refunding, Series A, 7.625%, 2/01/12                                        1,835,000        1,860,341
    SFMR, Refunding, Series A, 6.50%, 2/01/17                                           535,000          566,447
    SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31                                      910,000          956,792
Pinal County USD No. 43, GO, Apache Junction Improvement,
     Refunding, Series A, FGIC Insured, 5.85%, 7/01/15                                2,500,000        2,803,125
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
     Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09                                 65,000           76,375
Puerto Rico Commonwealth GO,
    AMBAC Insured, 5.00%, 7/01/27                                                    16,000,000       16,146,560
    MBIA Insured, Pre-Refunded, 6.45%, 7/01/17                                          845,000          946,358
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, 5.00%, 7/01/38                                                          2,540,000        2,531,339
    Series B, 6.00%, 7/01/26                                                          2,000,000        2,139,820

FRANKLIN TAX-FREE TRUST

                                                                                    PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                               AMOUNT            VALUE
---------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Puerto Rico Commonwealth Highway and
     Transportation Authority Revenue, (cont.)
    Series B, 6.00%, 7/01/39                                                       $19,600,000     $ 22,019,228
    Series Y, 5.00%, 7/01/36                                                        10,000,000       10,082,800
    Series Y, 5.50%, 7/01/36                                                         7,450,000        7,940,806
Puerto Rico Commonwealth Infrastructure Financing
     Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08                                                                   1,550,000        1,555,735
    7.50%, 7/01/09                                                                     335,000          336,139
Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22                                       1,145,000        1,158,053
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26              40,000           47,257
Puerto Rico Industrial Tourist Educational Medical and Environmental
     Control Facilities Financing Authority Hospital Revenue,
    Dr. Pila Hospital, Refunding, 5.875%, 8/01/12                                    5,225,000        5,527,789
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24        2,790,000        3,065,094
Puerto Rico Public Financing Corp. Revenue, Commonwealth Appropriation,
     Series A, MBIA Insured, 5.00%, 8/01/29                                          5,000,000        5,058,200
Salt River Project Agricultural Improvement and Power
     District Electric System Revenue,
    Refunding, Series A, 5.75%, 1/01/13                                              2,435,000        2,549,494
    Series A, 6.00%, 1/01/31                                                         3,600,000        3,609,540
    Series A, MBIA Insured, 6.00%, 1/01/31                                           1,845,000        1,849,982
    Series C, 6.20%, 1/01/12                                                         5,925,000        6,105,061
    Series C, 6.25%, 1/01/19                                                         9,975,000       10,276,445
    Series C, 5.00%, 1/01/25                                                         5,000,000        5,000,250
    Series D, 6.25%, 1/01/27                                                         6,095,000        6,278,155
Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29               8,000,000        8,010,320
Scottsdale GO,
    5.50%, 7/01/22                                                                   3,000,000        3,339,900
    5.00%, 7/01/24                                                                   8,225,000        8,272,047
    Refunding, 5.00%, 7/01/22                                                        4,000,000        4,036,360
Scottsdale IDA, Hospital Revenue, Scottsdale Memorial Hospital,
     Refunding, Series A, AMBAC Insured, 5.70%, 9/01/15                              1,250,000        1,290,925
Sedona Sewer Sales Tax Revenue, Refunding,
    6.75%, 7/01/07                                                                   3,800,000        4,118,212
    7.00%, 7/01/12                                                                   5,000,000        5,365,700
Sierra Vista Municipal Property Corp. Facilities Revenue,
     AMBAC Insured, 6.15%, 1/01/15                                                     360,000          391,183
Surprise Municipal Property Corp. Excise Tax Revenue,
     FGIC Insured, 5.70%, 7/01/20                                                    8,000,000        8,633,440
Tucson Apartment Authority Inc. Revenue,
    Series B, AMBAC Insured, 5.00%, 6/01/20                                          3,450,000        3,478,877
    sub lien, AMBAC Insured, 5.35%, 6/01/31                                         10,000,000       10,227,700
Tucson Boards GO, Series A, 5.25%, 7/01/20                                           1,050,000        1,083,884
Tucson GO, Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18                   650,000          714,506
Tucson Water Revenue,
    Series A, FGIC Insured, 5.00%, 7/01/23                                           8,600,000        8,712,660
    Series D, FGIC Insured, 5.25%, 7/01/23                                           3,000,000        3,090,870
    Series D, FGIC Insured, 5.25%, 7/01/24                                           2,700,000        2,778,246
University of Arizona COP,
    Administrative and Packaging Facility Project, Series B,
     MBIA Insured, 6.00%, 7/15/16                                                      500,000          545,620
    Administrative and Packaging Facility Project, Series B,
     MBIA Insured, 6.00%, 7/15/23                                                    1,625,000        1,766,261
    Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24                       1,115,000        1,193,842
    Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13                    1,000,000        1,072,060
University of Arizona System Revenue, Pre-Refunded,
    6.25%, 6/01/11                                                                   1,000,000        1,104,540
    6.35%, 6/01/14                                                                   1,300,000        1,439,295
University of Arizona University Revenues, Arizona Board of
     Regents System, Series A, FGIC Insured, 5.80%, 6/01/24                          2,000,000        2,141,600
Virgin Islands PFA, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13                                                                         2,500,000        2,637,025
    10/01/22                                                                         3,750,000        3,830,363
Virgin Islands Water and Power Authority Electric System Revenue,
     Refunding, 5.30%, 7/01/18                                                       2,475,000        2,463,912
Virgin Islands Water and Power Authority Water System Revenue,
     Refunding, 5.50%, 7/01/17                                                       1,500,000        1,499,865
Yavapai County GO,
    Elementary School District No. 6 Cottonwood-Oak Creek,
     Project of 1993, Series B, AMBAC Insured, 6.70%, 7/01/09                          250,000          275,325
    USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09                     775,000          846,091

FRANKLIN TAX-FREE TRUST

                                                                                  PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                               AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Yavapai County IDA,
    IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33........................ $  6,000,000      $  5,074,560
    Residential Care Facility Revenue, Margaret T. Morris Center,
     Series A, GNMA Secured, 5.40%, 2/20/38....................................    1,575,000         1,590,010
Yuma IDA, Hospital Revenue,
    Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32.....      920,000           929,826
    Yuma Regional Medical Center, FSA Insured, 5.50%, 8/01/21..................    2,015,000         2,133,541
    Yuma Regional Medical Center, FSA Insured, 5.00%, 8/01/31..................    9,545,000         9,616,397
Yuma Municipal Property Corp. Revenue, Municipal Facilities,
     AMBAC Insured, 5.00%, 7/01/25.............................................    3,100,000         3,130,620
                                                                                                  ------------
TOTAL LONG TERM INVESTMENTS (COST $883,969,208)................................                    911,533,302
                                                                                                  ------------
(a)SHORT TERM INVESTMENTS .9%
Maricopa County PCC, PCR, Arizona Public Service Co., Refunding,
     Series A, Daily VRDN and Put, 2.50%, 5/01/29..............................      300,000           300,000
Pinal County IDA, PCR, Magma-Copper Co.,
    Newmont Mining Corp., Daily VRDN and Put, 2.55%, 12/01/09..................    2,400,000         2,400,000
    Newmont Mining Corp., DATES, Daily VRDN and Put, 2.55%, 12/01/09...........      200,000           200,000
Puerto Rico Commonwealth Government Development Bank,
     Refunding, MBIA Insured, Weekly VRDN and Put, 1.50%, 12/01/15.............      800,000           800,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put,  1.90%, 7/01/28.............    1,200,000         1,200,000
Tempe Excise Tax Revenue, Daily VRDN and Put, 2.50%, 7/01/23...................    3,400,000         3,400,000
                                                                                                  ------------
TOTAL SHORT TERM INVESTMENTS (COST $8,300,000).................................                      8,300,000
                                                                                                  ------------
TOTAL INVESTMENTS (COST $892,269,208) 99.1%....................................                    919,833,302
                                                                                                  ------------
OTHER ASSETS, LESS LIABILITIES .9%.............................................                      8,699,350
                                                                                                  ------------
NET ASSETS 100.0%..............................................................                   $928,532,652
                                                                                                  ------------






See glossary of terms on page 117.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                 SIX MONTHS ENDED
                                                  AUGUST 31, 2001                          YEAR ENDED FEBRUARY 28,
                                                                      ----------------------------------------------------------
CLASS A                                             (UNAUDITED)       2001         2000          1999          1998        1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.............    $ 11.64        $ 10.90      $ 12.05       $ 12.11      $ 11.80      $ 11.84
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)........................        .29            .59          .59           .60          .63          .66
 Net realized and unrealized gains (losses)......        .35            .74        (1.13)          .02          .39         (.04)
                                                 -------------------------------------------------------------------------------
Total from investment operations.................        .64           1.33         (.54)          .62         1.02          .62
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income...........................       (.30)          (.59)        (.60)         (.60)        (.64)        (.66)
 Net realized gains..............................         --             --         (.01)         (.08)        (.07)          --
                                                 -------------------------------------------------------------------------------
Total distributions..............................       (.30)          (.59)        (.61)         (.68)        (.71)        (.66)
                                                 -------------------------------------------------------------------------------
Net asset value, end of period...................    $ 11.98        $ 11.64      $ 10.90       $ 12.05      $ 12.11      $ 11.80
                                                 -------------------------------------------------------------------------------

Total return(b)..................................       5.60%         12.50%       (4.57)%        5.24%        8.86%        5.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's).................  $307,972        $285,169     $264,563      $301,381     $266,599     $236,609
Ratios to average net assets:
 Expenses........................................       .71%(c)         .71%         .70%          .70%         .71%         .71%
 Net investment income...........................      4.98%(c)        5.27%        5.18%         4.93%        5.28%        5.59%
Portfolio turnover rate..........................     12.98%          50.05%       29.30%        12.60%       22.97%       14.13%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.............   $  11.70       $  10.96     $  12.11      $  12.17    $   11.84    $   11.87
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)........................        .26            .54          .53           .54          .57          .59
 Net realized and unrealized gains (losses)......        .36            .73        (1.14)          .02          .40         (.02)
                                                 -------------------------------------------------------------------------------
Total from investment operations.................        .62           1.27         (.61)          .56          .97          .57
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income...........................       (.27)          (.53)        (.53)         (.54)        (.57)        (.60)
 Net realized gains..............................         --             --         (.01)         (.08)        (.07)          --
                                                 -------------------------------------------------------------------------------
Total distributions..............................       (.27)          (.53)        (.54)         (.62)        (.64)        (.60)
                                                 -------------------------------------------------------------------------------
Net asset value, end of period...................   $  12.05       $  11.70     $  10.96     $   12.11    $   12.17    $   11.84
                                                 -------------------------------------------------------------------------------

Total return(b)..................................       5.37%         11.83%       (5.08)%        4.63%        8.39%        4.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's).................   $ 28,455       $ 23,450     $ 20,564     $  21,899    $  10,855    $   5,654
Ratios to average net assets:
 Expenses........................................       1.26%(c)       1.26%        1.25%         1.26%        1.27%        1.28%
 Net investment income...........................       4.42%(c)       4.72%        4.63%         4.38%        4.72%        4.99%
Portfolio turnover rate..........................      12.98%         50.05%       29.30%        12.60%       22.97%       14.13%


(a)  Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                      PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%
Arapahoe County Capital Improvement Transportation Fund Highway Revenue,
     Vehicle Registration, Series A, MBIA Insured,
    Pre-Refunded, 6.15%, 8/31/26                                                       $3,000,000      $3,418,980
Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16                             805,000         849,581
Arapahoe County MFR,
    Centennial East Project, Series A-1, AMBAC Insured, 5.95%, 12/01/33                 2,820,000       2,898,311
    Housing Development Reserve, South Creek Project, Series A, FSA Insured,
     6.45%, 6/01/32                                                                     3,120,000       3,356,714
Arvada IDR, Wanco Inc. Project,
    5.25%, 12/01/07                                                                       100,000         105,197
    5.80%, 12/01/17                                                                       480,000         497,971
Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16                    1,000,000       1,042,600
Aurora COP,
    AMBAC Insured, 5.50%, 12/01/30                                                      4,935,000       5,152,436
    Refunding, 6.25%, 12/01/09                                                          2,850,000       3,135,200
Bayfield School District No. 10 GO, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15          1,000,000       1,123,890
Boulder County Hospital Revenue, Longmont United Hospital Project,
    5.50%, 12/01/12                                                                     1,000,000       1,001,880
    5.80%, 12/01/13                                                                     2,000,000       2,006,800
    5.60%, 12/01/17                                                                     3,385,000       3,235,281
    5.875%, 12/01/20                                                                    1,285,000       1,260,932
Boulder County MFHR, Cloverbasin Village II Apartments, Series A, FSA Insured,
    6.10%, 10/01/24                                                                     1,280,000       1,342,182
    6.15%, 10/01/31                                                                     2,830,000       2,980,443
Broomfield COP,
    AMBAC Insured, 6.00%, 12/01/29                                                      2,000,000       2,190,000
    Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22                   1,535,000       1,627,699
(b)Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue,
     AMBAC Insured, 5.00%, 12/01/31                                                    12,840,000      12,838,973
Colorado Educational and Cultural Facilities Authorities Revenue and
     Improvement, University of Denver Project, Refunding,
    AMBAC Insured, 5.375%, 3/01/23                                                      4,000,000       4,186,000
Colorado Health Facilities Authority Revenue,
    Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26                    1,615,000       1,616,680
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28                              1,800,000       1,755,414
    Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17                   954,000         985,711
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17       5,550,000       5,677,650
    Covenant Retirement Communities, 6.75%, 12/01/15                                    1,750,000       1,873,008
    Covenant Retirement Communities, 6.75%, 12/01/25                                    4,950,000       5,245,614
    GNMA Secured, Series A, 5.70%, 12/20/31                                             2,820,000       2,965,653
    Hospital Improvement, NCMC Inc. Project, FSA Insured, 5.75%, 5/15/24                5,000,000       5,337,600
    Kaiser Permanente, Series A, 5.35%, 11/01/16                                        8,000,000       8,077,760
    Mercy Medical Center Durango, 6.20%, 11/15/15                                       1,250,000       1,300,225
    National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18                  700,000         637,469
    National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27                1,180,000       1,056,242
    National Benevolent Association, Series B, 5.25%, 2/01/18                             750,000         687,885
    National Benevolent Association, Series B, 5.25%, 2/01/28                           2,500,000       2,236,875
    National Benevolent Association, Series C, 7.00%, 3/01/24                           1,185,000       1,280,736
    National Benevolent Association, Series C, 7.125%, 3/01/30                          1,295,000       1,401,307
    Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11                                310,000         311,783
    Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26                               885,000         885,920
    Parkview Medical Center Inc. Project, 5.25%, 9/01/18                                1,660,000       1,570,742
    Parkview Medical Center Inc. Project, 5.30%, 9/01/25                                1,615,000       1,501,223
    Portercare Adventist Health, 6.625%, 11/15/26                                       2,500,000       2,694,750
    Portercare Adventist Health, 6.50%, 11/15/31                                        5,500,000       5,875,815
    Sisters of Charity Leavenworth, 5.00%, 12/01/25                                     1,000,000         995,750
Colorado HFAR,
    MF, Series A, Pre-Refunded, 6.80%, 8/01/14                                          3,030,000       3,205,589
    MF, Series A, Pre-Refunded, 6.85%, 8/01/24                                          5,650,000       5,979,960
    MF, Series A, Pre-Refunded, 6.875%, 8/01/30                                         1,250,000       1,323,275
    MF, Series A-2, 6.00%, 10/01/28                                                     1,000,000       1,045,670
    MFH, Insured Mortgage, Series C-3, 6.05%, 10/01/32                                  1,535,000       1,610,169
    SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23                   1,250,000       1,290,338

FRANKLIN TAX-FREE TRUST

                                                                                     PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS(CONT.)
Colorado Housing and Finance Authority MFH, Castle High,
     Series A, AMBAC Insured, 5.90%, 12/01/20                                        $ 2,630,000      $ 2,755,556
Colorado Public Highway Authority Revenue, Highway E-470,
    Refunding, Series A, MBIA Insured, 5.00%, 9/01/26                                 10,000,000       10,032,600
    Series A, MBIA Insured, 5.75%, 9/01/29                                             4,575,000        4,979,430
    Series A, MBIA Insured, 5.75%, 9/01/35                                            10,825,000       11,762,553
Colorado Springs Hospital Revenue, Refunding, 6.375%, 12/15/30                         7,500,000        7,918,650
Colorado Springs Utilities Revenue,
    Refunding and Improvement, Series A, 5.375%, 11/15/26                             10,000,000       10,218,200
    sub. lien, Refunding and Improvement, Series A, 5.00%, 11/15/29                    2,000,000        1,976,020
Colorado State Board of Community Colleges and Occupational Education
     Revenue, Red Rocks Community College Project,
    AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19                                       1,090,000        1,211,786
Colorado Water Resource and Power Development Authority Clean Water
     Revenue, Series A,
    6.15%, 9/01/11                                                                     1,765,000        1,855,915
    6.30%, 9/01/14                                                                     1,000,000        1,052,960
Colorado Water Resource and Power Development Authority Small Water
     Resource Revenue, Series A, FGIC Insured,
    6.70%, 11/01/12                                                                      750,000          784,493
    5.80%, 11/01/20                                                                    2,000,000        2,179,060
Denver City and County Airport Revenue,
    Refunding, Series A, 5.00%, 11/15/25                                              12,000,000       11,866,320
    Series A, 7.50%, 11/15/23                                                          3,315,000        3,664,799
    Series A, AMBAC Insured, 5.625%, 11/15/23                                          4,500,000        4,748,985
    Series A, Pre-Refunded, 7.50%, 11/15/12                                            3,000,000        3,234,240
    Series A, Pre-Refunded, 7.50%, 11/15/23                                              685,000          789,428
    Series B, FSA Insured, 5.00%, 11/15/25                                             5,000,000        5,025,250
    Series D, 7.75%, 11/15/13                                                          1,000,000        1,261,280
Denver City and County COP, Series B, AMBAC Insured, 5.50%, 12/01/25                  17,000,000       17,938,060
Denver City and County Revenue, Children's Hospital Association Project,
     FGIC Insured, 6.00%, 10/01/15                                                     3,150,000        3,391,448
Denver City and County Special Facilities Airport Revenue, United
     Airlines Inc. Project, Series A, 6.875%, 10/01/32                                 5,000,000        5,030,450
Denver Health and Hospital Authority Healthcare Revenue, Series A, 6.00%,
    12/01/23                                                                           1,000,000        1,019,040
    12/01/31                                                                           1,200,000        1,217,280
Dolores County School District GO, FSA Insured, 5.375%, 12/01/25                       1,400,000        1,455,146
Douglas County School District No. 1 GO, Douglas and Elbert Counties,
     Improvement, Series A, MBIA Insured, 6.50%, 12/15/16                                230,000          255,100
El Paso County School District GO, No. 38, 6.00%, 12/01/24                             1,500,000        1,642,275
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31                5,325,000        5,625,543
Frisco Fire Protection District GO, Refunding and Improvement, 7.20%, 12/01/05            30,000           30,000
Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
    12/01/19                                                                           1,500,000        1,624,125
    12/01/24                                                                           1,000,000        1,078,470
Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28        1,000,000        1,039,780
Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10                                                400,000          426,376
    Series A, 6.50%, 10/01/23                                                            800,000          846,816
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08                 1,000,000        1,060,870
Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured,
     6.30%, 6/01/22                                                                    7,450,000        7,761,485
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13               110,000          113,422
La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
    5.75%, 4/01/14                                                                     2,090,000        2,044,229
    6.00%, 4/01/19                                                                     1,000,000          973,510
    6.10%, 4/01/24                                                                     1,000,000          970,180
Lakewood MFHR, Mortgage, FHA Insured,
    6.65%, 10/01/25                                                                    1,235,000        1,312,879
    6.70%, 10/01/36                                                                    3,025,000        3,218,933
Las Animas County School District No. 1 COP, Refunding,
    6.15%, 12/01/08                                                                    1,000,000        1,087,320
    6.20%, 12/01/10                                                                      935,000        1,017,308
Logan County SFMR, Refunding, Series A, 8.50%, 11/01/11                                   70,000           72,276
Montrose County COP, 6.35%, 6/15/06                                                    1,850,000        2,003,939
Mountain College Residence Hall Authority Revenue, MBIA Insured, 5.75%, 6/01/23        2,000,000        2,130,420

FRANKLIN TAX-FREE TRUST

                                                                                    PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Northwest Parkway Public Highway Authority Revenue, Series A,
     AMBAC Insured, 5.125%, 6/15/26                                                $  7,500,000      $  7,615,500
Northwest Parkway Public Highway Revenue, Series A, AMBAC
     Insured, 5.125%, 6/15/31                                                         2,465,000         2,491,992
Pitkin County Open Space Acquisition GO, Refunding, AMBAC
     Insured, 5.375%, 12/01/30                                                        2,940,000         3,036,726
Post-Secondary Educational Facilities Authority Revenue,
     Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15                          1,000,000         1,107,550
Pueblo Board Waterworks Water Revenue, Improvement,
     Series A, FSA Insured, 6.00%, 11/01/21                                           4,300,000         4,748,662
Pueblo County COP, Public Parking, 6.90%, 7/01/15                                       465,000           488,915
Pueblo County GO, MBIA Insured, 6.00%, 6/01/16                                        4,395,000         4,800,219
Pueblo County School District No. 70 GO, Pueblo Rural,
    AMBAC Insured, Pre-Refunded, 6.40%, 12/01/14                                      1,000,000         1,107,310
    FGIC Insured, 6.00%, 12/01/19                                                     3,995,000         4,438,125
Pueblo Urban Renewal Authority Tax Increment Revenue,
     Refunding, AMBAC Insured, 6.10%, 12/01/15                                        1,000,000         1,076,090
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
     Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09                                 55,000            64,625
Puerto Rico Industrial Tourist Educational Medical and
     Environmental Control Facilities Financing Authority Industrial Revenue,
     Guaynabo Municipal Government, 5.625%, 7/01/22                                   1,335,000         1,336,749
Regional Transportation District Sales Tax Revenue,
    FGIC Insured, 6.25%, 11/01/12                                                       160,000           167,706
    Series A, FGIC Insured, 5.125%, 11/01/20                                          1,735,000         1,778,375
Summit County Sports Facilities Revenue, Keystone Resorts Project,
     Ralston Purina Co., Refunding, 7.875%, 9/01/08                                   2,750,000         3,302,915
UTE Water Conservancy District Colorado Water Revenue,
     MBIA Insured, 5.75%, 6/15/20                                                     5,000,000         5,448,250
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12                                                                   2,500,000         2,637,575
    5.50%, 10/01/22                                                                   2,500,000         2,553,575
Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22                     1,555,000         1,607,139
Westminster City Sales and Use Tax Revenue, Refunding and Improvement,
     FGIC Insured, 7.00%, 12/01/08                                                    2,000,000         2,029,256
                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS(COST $310,548,026)                                                       330,219,342
                                                                                                     ------------
(a)SHORT TERM INVESTMENTS .4%
Puerto Rico Commonwealth Government Development Bank, Refunding,
     MBIA Insured, Weekly VRDN and Put, 1.50%, 12/01/15
 (COST $1,400,000)                                                                    1,400,000         1,400,000
                                                                                                     ------------
TOTAL INVESTMENTS (COST $311,948,026) 98.6%                                                           331,619,342
OTHER ASSETS, LESS LIABILITIES 1.4%                                                                     4,807,480
                                                                                                     ------------
NET ASSETS 100.0%                                                                                    $336,426,822
                                                                                                     ------------

See glossary of terms on page 117.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED
                                                    AUGUST 31, 2001                       YEAR ENDED FEBRUARY 28,
                                                                        ------------------------------------------------------------
CLASS A                                               (UNAUDITED)          2001          2000          1999         1998       1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $   10.63       $  10.06     $   11.27      $  11.23    $  10.92   $  10.96
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                     .27            .56           .56           .58         .60        .61
 Net realized and unrealized gains (losses)                   .34            .56         (1.21)          .04         .32       (.02)
                                                    --------------------------------------------------------------------------------
Total from investment operations                              .61           1.12          (.65)          .62         .92        .59
                                                    --------------------------------------------------------------------------------
Less distributions from net investment income                (.28)          (.55)         (.56)         (.58)       (.61)      (.63)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period                          $   10.96       $  10.63     $   10.06      $  11.27    $  11.23   $  10.92
                                                    --------------------------------------------------------------------------------
Total return(b)                                              5.78%         11.43%        (5.90)%        5.62%       8.62%      5.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                       $ 258,645       $228,844     $ 207,745      $245,016    $203,643   $183,649
Ratios to average net assets:
 Expenses                                                     .72%(c)        .73%          .71%          .72%        .73%       .72%
 Net investment income                                       5.00%(c)       5.37%         5.26%         5.08%       5.41%      5.62%
Portfolio turnover rate                                      6.54%         10.11%        30.61%         5.87%      18.54%     14.53%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $   10.66       $  10.10     $   11.30      $  11.26    $  10.94   $  10.97
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                     .24            .50           .50           .52         .55        .60
 Net realized and unrealized gains (losses)                   .34            .56         (1.20)          .03         .31       (.07)
                                                    --------------------------------------------------------------------------------
Total from investment operations                              .58           1.06          (.70)          .55         .86        .53
                                                    --------------------------------------------------------------------------------
Less distributions from net investment income                (.24)          (.50)         (.50)         (.51)       (.54)      (.56)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period                          $   11.00       $  10.66     $   10.10      $  11.30    $  11.26   $  10.94
                                                    --------------------------------------------------------------------------------

Total return(b)                                              5.56%         10.69%        (6.32)%        5.02%       8.08%      5.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $  33,557       $ 27,256     $  25,007      $ 23,443    $  8,636   $  4,149
Ratios to average net assets:
 Expenses                                                    1.28%(c)       1.28%         1.26%         1.28%       1.29%      1.29%
 Net investment income                                       4.44%(c)       4.83%         4.73%         4.53%       4.85%      5.01%
Portfolio turnover rate                                      6.54%         10.11%        30.61%         5.87%      18.54%     14.53%




(a)  Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)  Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001(UNAUDITED)


                                                                                                        PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------


LONG TERM INVESTMENTS 96.0%
Bridgeport GO, Series A, FGIC Insured, 5.875%, 7/15/19 ...................................              $1,000,000      $1,114,760
Connecticut State Airport Revenue, Bradley International Airport, Series A,
 FGIC Insured, 5.125%, 10/01/26 ..........................................................               5,000,000       5,050,650
Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
  Baptist Homes Inc. Project, Refunding, Asset Guaranteed, 5.625%, 9/01/22 ...............               2,000,000       2,111,800
  Church Homes Inc., Refunding, 5.80%, 4/01/21 ...........................................               4,000,000       3,614,440
  Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ..........................               1,100,000       1,025,629
Connecticut State Development Authority Revenue, Life Care Facilities,
 Seabury Project, Refunding,  Asset Guaranteed, 5.00%, 9/01/21 ...........................               2,000,000       1,997,480
Connecticut State Development Authority Solid Waste Disposal Facilities Revenue,
 Pfizer Inc. Project, 7.00%, 7/01/25 .....................................................               2,000,000       2,212,460
Connecticut State Development Authority Water Facility Revenue,
 Bridgeport Hydraulic Co. Project,  6.15%, 4/01/35 .......................................               1,000,000       1,053,940
  6.00%, 9/01/36 .........................................................................              10,000,000      10,386,500
  Refunding, 7.25%, 6/01/20 ..............................................................               1,000,000       1,016,970
Connecticut State GO,
 Series B, 5.00%, 6/15/20 ................................................................              10,000,000      10,193,000
 Series C, 5.00%, 12/15/16 ...............................................................               1,000,000       1,040,590
 Connecticut State Health and Educational Facilities Authority Revenue,
 Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 ..........................               2,000,000       2,151,000
 Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ................................               5,000,000       5,024,450
 Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ...........................               3,250,000       3,492,580
 Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 .................               1,250,000       1,330,913
 Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 ..................               1,000,000       1,001,590
 Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 ..............               1,500,000       1,680,825
 Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ...................               1,000,000       1,085,440
 Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ..............               3,500,000       3,752,735
 Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranteed, 6.00%, 7/01/25               9,195,000      10,138,315
 Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 ............................               2,500,000       2,581,150
 Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 ............................               8,000,000       8,416,160
 Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 ................................               4,210,000       4,230,461
 Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 ..............................               2,000,000       2,130,180
 Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 .............................               1,215,000       1,316,185
 Hartford University, Series D, 6.80%, 7/01/22 ...........................................               5,000,000       5,138,400
 Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 .........................               3,800,000       3,875,924
 Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ..................               1,000,000       1,064,120
 Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 .........................               7,205,000       6,660,878
 Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 ..........................              17,000,000      15,742,850
 Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ...............................                 500,000         631,535
 New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 ...................               1,000,000       1,062,890
 New Horizons Village Project, 7.30%, 11/01/16 ...........................................               2,905,000       3,208,166
 Sacred Heart University, Refunding, Series E, Asset Guaranteed, 5.00%, 7/01/28 ..........               4,000,000       3,982,160
 Sacred Heart University, Series C, 6.50%, 7/01/16 .......................................                 235,000         249,763
 Sacred Heart University, Series C, 6.625%, 7/01/26 ......................................                 785,000         819,171
 Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 .........................                 765,000         882,190
 Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ........................               6,215,000       7,201,321
 Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 .........................               1,000,000       1,151,600
 St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ................................               4,615,000       4,210,864
 St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ...............................               3,510,000       3,322,391
 Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ................................               2,000,000       2,139,280
 Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 ................................               5,425,000       5,453,481
 University of Connecticut Foundation, Series A, 5.375%, 7/01/29 .........................               1,250,000       1,279,125
 Westover School, Series A, Asset Guaranteed, 5.70%, 7/01/30 .............................               2,000,000       2,126,360
 Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ...........................               8,000,000       7,584,960
 Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 ..............               4,000,000       4,230,800
Connecticut State HFAR,
 Housing Finance Mortgage Project, Series B, 6.10%, 11/15/31 .............................               2,715,000       2,845,510
 Housing Mortgage Finance Program, Series B, 6.75%, 11/15/23 .............................              14,705,000      15,325,551
 Housing Mortgage Finance Program, Series C-1, 6.60%, 11/15/23 ...........................                 125,000         129,809
 Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 ...........................               1,500,000       1,604,475
 Housing Mortgage Finance Program, Sub Series B-1, 5.30%, 11/15/28 .......................               1,700,000       1,745,118
 Housing Mortgage Finance Program, Sub Series C-2, 5.85%, 11/15/28 .......................               1,310,000       1,354,619

FRANKLIN  TAX-FREE  TRUST

                                                                                                         PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)

    Connecticut State HFAR, (cont.)
           Housing Mortgage Finance Program, Sub Series D-1, 5.55%, 11/15/28 ......................      $1,000,000       $1,030,420
           Housing Mortgage Finance Program, Sub Series E-2, 5.20%, 11/15/21 ......................       1,840,000        1,889,238
    Connecticut State Higher Education Supplemental Loan Authority Revenue,Family Education
     Loan Program, Series A,
           7.00%, 11/15/05 ........................................................................         620,000          634,657
           7.20%, 11/15/10 ........................................................................         185,000          189,329
           7.50%, 11/15/10 ........................................................................         310,000          310,930
           AMBAC Insured, 6.00%, 11/15/18 .........................................................       1,975,000        2,226,635
           MBIA Insured, 5.50%, 11/15/17 ..........................................................       1,900,000        2,022,455
    Eastern Connecticut Resource Recovery Authority Solid Waste Revenue,
    Wheelabrator Lisbon Project, Series A, 5.50%, 1/01/15 .........................................       8,000,000        7,851,360
    Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ....................................................         200,000          234,982
    Guam Airport Authority Revenue, Series B,
           6.60%, 10/01/10 ........................................................................         250,000          267,590
           6.70%, 10/01/23 ........................................................................       1,300,000        1,380,106
    Guam Power Authority Revenue,
           Refunding, Series A, 5.25%, 10/01/34 ...................................................       4,000,000        4,002,680
           Series A, Pre-Refunded, 6.75%, 10/01/24 ................................................       5,500,000        6,274,180
    New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ..........................................       4,545,000        4,744,435
    Plainfield GO,
           Series 1988, 7.30%, 9/01/10 ............................................................         150,000          153,201
           Series 1991, 7.25%, 9/01/05 ............................................................         335,000          343,057
           Series 1991, 7.30%, 9/01/07 ............................................................         335,000          343,057
           Series 1991, 7.30%, 9/01/09 ............................................................         335,000          342,146
    Puerto Rico Commonwealth GO, Public Improvement,
           MBIA Insured, 5.75%, 7/01/26 ...........................................................       1,775,000        1,960,772
           Refunding, FSA Insured, 5.125%, 7/01/30 ................................................       4,000,000        4,075,440
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, 5.00%, 7/01/38       2,500,000        2,491,475
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
     Series A, AMBAC Insured, 5.00%, 7/01/28 ......................................................       5,000,000        5,040,300
    Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ....      13,000,000       13,432,250
    Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ...............         505,000          515,580
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
      Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ................................................       4,845,000        4,685,600
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, University Plaza Project, Series A,
      MBIA Insured, 5.00%, 7/01/33 ................................................................       1,000,000        1,006,310
    Puerto Rico Municipal Finance Agency Revenue, Series A, Pre-Refunded, 6.50%, 7/01/19 ..........       4,000,000        4,479,400
    Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 .......       2,000,000        2,016,600
    State Health and Education Facilities Authority Revenue, MBIA Insured, 5.00%, 7/01/29 .........       3,000,000        3,004,410
    University of Connecticut Revenue, Student Fee, Series A, FGIC Insured, 6.00%, 11/15/25 .......       1,500,000        1,672,905
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
           10/01/13 ...............................................................................       2,500,000        2,637,025
           10/01/22 ...............................................................................       2,500,000        2,553,575
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
           7/01/18 ................................................................................       1,500,000        1,493,280
           7/01/21 ................................................................................       1,000,000          967,756
                                                                                                                        ============
    TOTAL LONG TERM INVESTMENTS (COST $270,634,743) ...............................................                      280,446,650
                                                                                                                        ============
(a) SHORT TERM INVESTMENTS 2.7%
    Puerto Rico Commonwealth Government Development Bank,
     Refunding, MBIA Insured, Weekly VRDN and Put, 1.50%, 12/01/15 ................................       3,400,000        3,400,000
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put,
      1.90%, 7/01/28 ..............................................................................       4,600,000        4,600,000

    TOTAL SHORT TERM INVESTMENTS (COST $8,000,000) ................................................                        8,000,000
                                                                                                                        ============
    TOTAL INVESTMENTS (COST $278,634,743) 98.7% ...................................................                      288,446,650
    OTHER ASSETS, LESS LIABILITIES 1.3% ...........................................................                        3,756,237
                                                                                                                        ============
    NET ASSETS 100.0% .............................................................................                     $292,202,887
                                                                                                                        ============

See glossary of terms on page 117.



(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


68                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                       Six Months Ended                       Year Ended February 28,
                                                       August 31, 2001   ----------------------------------------------------------
                                                        (unaudited)      2001          2000        1999         1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $10.94         $10.52        $11.30      $11.25       $10.94        $10.95
                                                       --------       --------      --------    --------     --------      --------
Income from investment operations:
  Net investment income(a) ..........................       .26            .52           .51         .51          .53           .55
  Net realized and unrealized gains (losses) ........       .29            .42          (.78)        .06          .33          (.01)
                                                       --------       --------      --------    --------     --------      --------
Total from investment operations ....................       .55            .94          (.27)        .57          .86           .54
                                                       --------       --------      --------    --------     --------      --------
Less distributions from net investment income .......      (.27)          (.52)         (.51)       (.52)        (.55)         (.55)
                                                       --------       --------      --------    --------     --------      --------
Net asset value, end of period ......................    $11.22         $10.94        $10.52      $11.30       $11.25        $10.94
                                                       --------       --------      --------    --------     --------      --------
Total return(b) .....................................      5.04%          9.10%        (2.43)%      5.17%        8.02%         5.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................  $185,405       $164,450      $170,907    $195,598     $139,545      $104,715
Ratios to average net assets:
  Expenses ..........................................       .78%(c)        .76%          .73%        .75%         .75%          .68%
  Expenses excluding waiver and payments by
    affiliate........................................       .78%(c)        .76%          .75%        .78%         .82%          .84%
  Net investment income .............................      4.66%(c)       4.88%         4.72%       4.53%        4.83%         5.16%
Portfolio turnover rate .............................      4.45%          8.87%        31.27%      16.57%       23.32%        22.54%

(a) Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

                       See notes to financial statements                     69

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                               PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                         AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.2%
BONDS 95.0%

ALABAMA .6%
Morgan County Decatur Health Care Authority Hospital Revenue,
Refunding, Connie Lee Insured, 5.80%, 3/01/04..............................................................    $500,000     $528,740
Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 .........................................................     600,000      668,124
                                                                                                                           =========
                                                                                                                           1,196,864
                                                                                                                           =========
ALASKA .3%
Alaska State HFC Revenue, Veteran's Mortgage, First Series, GNMA Secured, 5.80%, 6/01/04 ..................     360,000      377,086
Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding, ETM, 6.50%, 12/01/02 .....      95,000       96,215
                                                                                                                           ---------
                                                                                                                             473,301
                                                                                                                           =========
ARIZONA .6%
Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 ..........................   1,000,000    1,089,650
                                                                                                                           =========

ARKANSAS .6%
Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%, 8/01/17 .........   1,105,000    1,140,393
                                                                                                                           =========

CALIFORNIA 3.6%
ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 ..............................................     100,000      103,584
Bakersfield PFA, Refunding, Series A, 5.80%, 9/15/05 ......................................................   3,000,000    3,062,160
California Educational Facilities Authority Revenue,
  Pooled College and University Financing, Refunding, Series B, 5.90%, 6/01/03 ............................   1,500,000    1,573,755
Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding, Series A, 6.00%, 9/02/01 .........     400,000      400,000
San Diego Port Facilities Revenue, National Steel and Ship Building Co., Refunding, 6.60%, 12/01/02 .......     100,000      102,440
San Francisco City and County RDA, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.125%, 7/01/02 ...      15,000       15,072
San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ......................................     200,000      214,604
San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 .....................................     200,000      213,496
San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 ..........................     575,000      576,415
Solano County COP, Justice Facility and Public Building Project, Refunding, 5.875%, 10/01/05 ..............     350,000      354,354
Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02 .................     100,000      103,081
                                                                                                                           =========
                                                                                                                           6,718,961
                                                                                                                           =========
COLORADO 2.6%
Denver City and County COP, Series B, AMBAC Insured, 5.75%, 12/01/16 ......................................   3,000,000    3,322,110
Montrose County COP, 6.20%, 6/15/03 .......................................................................   1,500,000    1,587,105
                                                                                                                           =========
                                                                                                                           4,909,215
                                                                                                                           =========
CONNECTICUT 1.5%
Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
       Refunding, Series C, 6.00%, 7/01/05 ................................................................     135,000      144,516
       Series C, ETM, 6.00%, 7/01/05 ......................................................................     425,000      467,122
Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 .....................   2,000,000    2,158,800
                                                                                                                           =========
                                                                                                                           2,770,438
                                                                                                                           =========
FLORIDA 4.0%
Jacksonville Electric Authority Revenue, Electric System, Sub Series A, 5.00%, 10/01/16 ...................   3,420,000    3,453,242
Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 ...............................     170,000      169,869
Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ...................................   1,000,000    1,020,490
Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
       Program 1, Refunding, 6.60%, 11/01/03 ..............................................................     405,000      427,429
       Program 2, Refunding, 6.60%, 11/01/03 ..............................................................     320,000      337,722
Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
       6.20%, 12/01/08 ....................................................................................     275,000      295,710
       6.30%, 12/01/09 ....................................................................................     580,000      622,984
Tampa Bay Water Utility System Revenue, FGIC Insured, 5.75%, 10/01/15 .....................................   1,000,000    1,144,740
                                                                                                                           =========
                                                                                                                           7,472,186
                                                                                                                           =========
GEORGIA 2.3%
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13 ................   1,020,000      971,213
Fulton County Development Authority Special Facilities Revenue,
 Delta Airlines Inc. Project, Refunding, 6.85%, 11/01/07 ..................................................     100,000      104,342
Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07 .............   3,105,000    3,230,628
                                                                                                                           ---------
                                                                                                                           4,306,183
                                                                                                                           ---------

FRANKLIN TAX-FREE TRUST

                                                                                                               PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                         AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
HAWAII 1.6%
Hawaii State Department of Budget and Finance Special Purpose Revenue,
       Kaiser Permanente, Series A, 5.10%, 3/01/14 .....................................................   $2,500,000    $2,516,800
       Kapi`olani Health Obligation, 5.60%, 7/01/06 ....................................................      500,000       525,765
                                                                                                                          ---------
                                                                                                                          3,042,565
                                                                                                                          =========
ILLINOIS 2.9%
Chicago O'Hare International Airport Special Facilities Revenue, United Airlines Inc. Project,
  Refunding, Series A, 5.35%, 9/01/16 ..................................................................    2,000,000     1,828,160
Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ..................      540,000       569,349
Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 ...............................      360,000       379,361
Illinois Health Facilities Authority Revenue,
       St. Elizabeth's Hospital, 6.00%, 7/01/05 ........................................................      265,000       280,407
       Victory Health Services, Series A, 5.25%, 8/15/09 ...............................................    1,170,000     1,193,119
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
  McCormick Place Convention Center, ETM, 5.75%, 7/01/06 ...............................................    1,000,000     1,068,450
                                                                                                                          ---------
                                                                                                                          5,318,846
                                                                                                                          =========
INDIANA 3.2%
Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%,12/01/04 ...............    2,000,000     2,123,660
Indianapolis Local Public Improvement Revenue Bond, Refunding, Series D, 6.10%, 2/01/02 ................      100,000       101,401
Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ..................    3,500,000     3,618,930
                                                                                                                          ---------
                                                                                                                          5,843,991
                                                                                                                          ---------
KENTUCKY 1.2%
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc.
 Project, Series A, 6.75%, 2/01/02 .....................................................................      100,000       101,051
Kentucky Economic Development Finance Authority Hospital System Revenue,
 Appalachian Regional Health Center Facility, Refunding
  and Improvement,
       5.70%, 10/01/10 .................................................................................    1,000,000       858,790
       5.75%, 10/01/11 .................................................................................    1,500,000     1,268,595
                                                                                                                          ---------
                                                                                                                          2,228,436
                                                                                                                          =========
LOUISIANA 2.2%
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
  First Stage, Refunding, Series B, 6.20%, 9/01/03 .....................................................      100,000       104,393
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...........................    4,000,000     4,031,440
                                                                                                                          ---------
                                                                                                                          4,135,833
                                                                                                                          ---------
MARYLAND .1%
Baltimore Economic Development Lease Revenue, Armistead Partnership,
Refunding, Series A, 6.75%, 8/01/02.....................................................................       90,000        92,363
                                                                                                                          ---------
MASSACHUSETTS 6.9%
Massachusetts State Development Finance Agency Resource Recovery Revenue,
  Waste Management Inc. Project, Series B,
  6.90%, 12/01/29 ......................................................................................    3,000,000     3,337,830
Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
 First Mortgage, Refunding, Series A,
  5.50%, 7/01/08 .......................................................................................    3,225,000     3,109,352
Massachusetts State Industrial Finance Agency Resource Recovery Revenue,
  Ogden Haverhill Project, Refunding, Series A,
       5.15%, 12/01/07 .................................................................................    2,000,000     2,022,160
       5.20%, 12/01/08 .................................................................................    2,000,000     2,019,040
Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%, 10/01/12 .........    1,745,000     1,841,394
New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding, Series B, 5.60%, 6/01/02 .      415,000       424,217
                                                                                                                          ---------
                                                                                                                         12,753,993
                                                                                                                          ---------
MICHIGAN 1.8%
Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
  Refunding, Series B, 5.30%, 11/01/07 .................................................................      815,000       823,028
Detroit GO, Refunding, Series B, 6.375%, 4/01/06 .......................................................    1,000,000     1,100,950
Michigan State Hospital Finance Authority Revenue, Ascension Health Credit,
 Series A, MBIA Insured, 6.00%, 11/15/13 ...............................................................    1,200,000     1,328,688
                                                                                                                          ---------
                                                                                                                          3,252,666
                                                                                                                          ---------
MINNESOTA 1.8%
Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A, 7.20%, 12/01/04 ........      200,000       205,708
Minneapolis GO, Various Purpose, 5.00%, 12/01/17 .......................................................    3,000,000     3,089,460
                                                                                                                          ---------
                                                                                                                          3,295,168
                                                                                                                          ---------

FRANKLIN TAX-FREE TRUST

                                                                                                           PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MISSOURI 3.7%
  Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08 ..........    $3,000,000    $2,955,090
  Southeast Missouri State University System Facilities Revenue, Refunding and Improvement, MBIA Insured,
         4.375%, 4/01/12 ...............................................................................       335,000       339,308
         4.50%, 4/01/14 ................................................................................       545,000       547,087
         4.60%, 4/01/15 ................................................................................     1,360,000     1,366,229
         4.70%, 4/01/16 ................................................................................     1,165,000     1,169,415
  West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04 .........       560,000       559,143
                                                                                                                          ----------
                                                                                                                           6,936,272
                                                                                                                          ----------
  NEW HAMPSHIRE .4%
  New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire Catholic
     Charities, Refunding, Series A, 5.10%, 8/01/04 ....................................................       715,000       707,385
                                                                                                                          ----------

NEW JERSEY 2.7%
  Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
   Waste Management Inc., Refunding, Project Series A, 6.85%, 12/01/29 .................................     2,625,000     2,939,895
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1, 5.90%, 1/01/15 .       950,000       953,002
  New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 .............................        35,000        35,893
  New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
   Refunding, Series C, FSA Insured, ETM, 5.80%, 7/01/04 ...............................................     1,000,000     1,078,480
                                                                                                                          ----------
                                                                                                                           5,007,270
                                                                                                                          ----------
  NEW YORK 12.6%
  MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, 5.50%, 7/01/11 ..............     2,215,000     2,420,043
  MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 ......................................     1,500,000     1,666,665
  New York City GO,
         Pre-Refunded, 6.50%, 8/01/04 ..................................................................       105,000       110,390
         Refunding, Series H, 5.90%, 8/01/09 ...........................................................       500,000       557,915
         Refunding, Series J, 6.00%, 8/01/08 ...........................................................     3,000,000     3,378,420
         Series B, 6.25%, 10/01/01 .....................................................................        65,000        65,172
         Series B, ETM, 6.25%, 10/01/01 ................................................................        35,000        35,093
         Series C, 6.50%, 8/01/04 ......................................................................       410,000       430,361
         Series C, 6.50%, 8/01/07 ......................................................................     1,490,000     1,560,134
         Series C, MBIA Insured, 5.875%, 8/01/16 .......................................................     1,250,000     1,402,850
         Series C, Pre-Refunded, 6.50%, 8/01/07 ........................................................       360,000       378,479
         Series H, 7.00%, 2/01/05 ......................................................................        20,000        20,632
         Series H, Pre-Refunded, 7.00%, 2/01/05 ........................................................       230,000       237,698
         Series J, 6.00%, 2/15/04 ......................................................................     1,000,000     1,070,830
  New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 .................     2,500,000     2,606,825
  New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02 ...        60,000        61,689
  New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
         Refunding, Series D, 5.60%, 2/15/07 ...........................................................       140,000       154,158
         Series D, 5.00%, 8/15/17 ......................................................................     2,000,000     2,038,940
  New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ...........     1,000,000     1,088,010
  New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge, 5.75%,
         4/01/08 .......................................................................................       500,000       550,505
         4/01/09 .......................................................................................     1,150,000     1,261,056
  Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment, 7.00%, 10/01/07     1,000,000     1,108,510
  Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 ....................     1,100,000     1,156,001
                                                                                                                          ----------
                                                                                                                          23,360,376
                                                                                                                          ----------
  NORTH CAROLINA 8.1%
  Asheville Water System Revenue, FSA Insured, 5.25%,
         8/01/15 .......................................................................................       915,000       976,095
         8/01/17 .......................................................................................     1,020,000     1,073,876
         8/01/19 .......................................................................................     1,030,000     1,074,393
  Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 .............................................     4,000,000     4,130,640

FRANKLIN TAX-FREE TRUST

                                                                                                            PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                       AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NORTH CAROLINA (CONT.)
   North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series D, 6.00%, 1/01/09 ...........................................................   1,000,000    $1,080,940
          Series D, 6.45%, 1/01/14 ......................................................................   1,000,000     1,105,680
   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    Refunding, Series B, 6.50%, 1/01/09 .................................................................   5,000,000     5,574,450
                                                                                                                         ----------
                                                                                                                         15,016,074
                                                                                                                         ----------
   OHIO 5.2%
   Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
          5.25%, 7/01/08 ................................................................................     575,000       553,587
          5.40%, 7/01/10 ................................................................................     775,000       737,327
          5.50%, 7/01/11 ................................................................................     500,000       475,555
   Lake Ohio Local School District GO, 5.20%, 12/01/17 ..................................................   2,565,000     2,653,108
   Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 .................................   1,360,000     1,432,746
   University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/14 ...........................   2,000,000     2,213,460
   Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 .......................................................   1,275,000     1,507,241
                                                                                                                         ----------
                                                                                                                          9,573,024
                                                                                                                         ----------
   OKLAHOMA 2.3%
   Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial
     Hospital Project, Refunding, 6.75%, 8/01/04 ........................................................     975,000       982,293
   Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA Insured,
          5.60%, 3/01/10 ................................................................................   1,635,000     1,812,414
          6.00%, 3/01/15 ................................................................................     700,000       774,410
   Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding, 5.75%, 8/15/06     680,000       694,307
                                                                                                                         ----------
                                                                                                                          4,263,424
                                                                                                                         ----------
   OREGON .8%
   Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project, Refunding,
    6.00%, 11/01/06 .....................................................................................     500,000       497,335
   Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 .......................   1,000,000     1,015,300
                                                                                                                         ----------
                                                                                                                          1,512,635
                                                                                                                         ----------
   PENNSYLVANIA 2.3%
   Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital,
    Refunding and Improvement, Series B, Connie Lee Insured, Pre-Refunded, 5.90%, 7/01/03 ...............     100,000       104,671
   Chartiers Valley Industrial and Commercial Development Authority Revenue, First Mortgage,
    Asbury Place Project, ETM, 6.25%, 2/01/06 ...........................................................     120,000       121,661
   Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%, 7/01/07 .......   1,135,000     1,087,353
   Delaware County IDA, PCR, Peco Energy Co. Project, Refunding, Series A, 5.20%, 4/01/21 ...............   1,000,000     1,026,750
   Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
    Refunding, Series B, 5.60%, 7/15/03 .................................................................     410,000       426,843
   Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%, 1/01/10 ...   1,545,000     1,572,084
                                                                                                                         ----------
                                                                                                                          4,339,362
                                                                                                                         ----------
   SOUTH CAROLINA .6%
   Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC Insured,
     5.25%, 1/01/10 .....................................................................................   1,000,000     1,062,920
                                                                                                                         ----------
   SOUTH DAKOTA .5%
   South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 ...........................     835,000       875,698
                                                                                                                         ----------

(b)TENNESSEE .1%
   Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment
     Inc., Refunding and Improvement, 6.00%, 5/01/03 ....................................................     289,132       109,870
                                                                                                                         ----------

   TEXAS 6.7%
   Abilene Higher Educational Facilities Revenue, Abilene Christian University,
          5.90%, 10/01/05 ...............................................................................     720,000       776,210
          Refunding, ETM, 5.90%, 10/01/05 ...............................................................      65,000        71,541
   Goose Creek Consolidated ISD, GO, 5.00%, 2/15/15 .....................................................   1,000,000     1,011,300
   Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
    AMBAC Insured, 5.00%, 9/01/11 .......................................................................   6,000,000     6,338,040
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10 .........   2,500,000     2,525,425
   Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Refunding,
    Series A, MBIA Insured, 6.25%, 11/15/17 .............................................................   1,500,000     1,671,030
                                                                                                                         ----------
                                                                                                                         12,393,546
                                                                                                                         ----------
   U.S. TERRITORIES 5.9%
   District of Columbia GO,
          Refunding, Series A, 5.875%, 6/01/05 ..........................................................     200,000       212,594
          Series A, ETM, 5.875%, 6/01/05 ................................................................     500,000       547,825

FRANKLIN TAX-FREE TRUST

                                                                                                            PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                       AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES (CONT.)
   Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 .............................   $1,345,000     $1,454,375
   Virgin Islands PFA, senior lien, Refunding, Series A, 5.30%, 10/01/11 ..............................    4,000,000      4,216,040
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
          4.875%, 7/01/06 .............................................................................    2,000,000      2,055,600
          5.00%, 7/01/09 ..............................................................................    2,400,000      2,452,800
                                                                                                                          ---------
                                                                                                                         10,939,234
                                                                                                                         ----------
   UTAH .2%
   Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 .....................      340,000        355,147
                                                                                                                       ------------

   VIRGINIA 3.3%
   Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 .............    2,800,000      2,946,020
   Virginia State HDA, Commonwealth Mortgage, Sub Series C-7,
          5.60%, 1/01/03 ..............................................................................    1,695,000      1,733,578
          5.70%, 1/01/04 ..............................................................................    1,475,000      1,512,377
                                                                                                                       ------------
                                                                                                                          6,191,975
                                                                                                                       ------------
   WASHINGTON .9%
   Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 .......................      600,000        635,664
   Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
    Series A, AMBAC Insured, 5.70%, 7/01/09 ...........................................................    1,000,000      1,088,010
                                                                                                                       ------------
                                                                                                                          1,723,674
                                                                                                                       ------------
   WEST VIRGINIA .6%
   West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
    Series A, 5.05%, 7/01/08 ..........................................................................    1,170,000      1,171,100
                                                                                                                       ------------

   WISCONSIN .3%
   Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 ............................................      500,000        536,534
                                                                                                                       ------------
   TOTAL BONDS ........................................................................................                 176,116,572
                                                                                                                       ------------

   ZERO COUPON BONDS 1.2%
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding,
    Series A,1/15/17 ..................................................................................    3,000,000      2,274,600
                                                                                                                       ------------

   TOTAL LONG TERM INVESTMENTS (COST $171,453,081) ....................................................                 178,391,172
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS 1.7%

   FLORIDA .1%
   Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 2.25%, 5/01/29      300,000        300,000
                                                                                                                       ------------
   GEORGIA 1.0%
   Monroe County Development Authority PCR, Georgia Power Co., Scherer Project, 2nd Series,
    Daily VRDN and Put, 1.90%, 7/01/25 ................................................................    1,800,000      1,800,000
                                                                                                                       ------------
   KENTUCKY .5%
   Louisville & Jefferson County Regional Airport Authority, Special Facilities Revenue,
    UPS Worldwide Forwarding, Series C, Daily VRDN
     and Put, 2.40%, 1/01/29 ..........................................................................      900,000        900,000
                                                                                                                       ------------
   MISSISSIPPI .1%
   Jackson County PCR, Chevron USA Inc. Project, Daily VRDN and Put, 2.10%, 6/01/23 ...................      100,000        100,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $3,100,000) .....................................................                   3,100,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $174,553,081) 97.9% ........................................................                 181,491,172
   OTHER ASSETS, LESS LIABILITIES 2.1% ................................................................                   3,913,780
                                                                                                                       ------------
   NET ASSETS 100.0% ..................................................................................                $185,404,952
                                                                                                                       ------------

See glossary of terms on page 117.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)  See Note 6 regarding defaulted securities.


74                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                              Year Ended February 28,
                                                   AUGUST 31, 2001     -------------------------------------------------------------
CLASS A                                             (UNAUDITED)        2001            2000       1999(e)          1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $10.50          $10.41        $11.49        $11.68        $11.21       $11.19
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)  ...................         .31             .62           .65           .66           .69          .71
  Net realized and unrealized gains (losses) ..         .28             .09         (1.08)         (.18)          .47          .04
                                                 ----------------------------------------------------------------------------------
Total from investment operations ..............         .59             .71          (.43)          .48          1.16          .75
                                                 ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................        (.30)           (.62)         (.65)         (.65)         (.69)        (.73)
  Net realized gains ..........................          --              --            --(d)       (.02)           --           --
Total distributions ...........................        (.30)           (.62)         (.65)         (.67)         (.69)        (.73)
Net asset value, end of period ................      $10.79          $10.50        $10.41        $11.49        $11.68       $11.21
                                                 ----------------------------------------------------------------------------------
Total return(b) ...............................        5.67%           6.99%        (3.81)%        4.21%        10.64%        7.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $4,765,569      $4,709,402    $5,017,322    $5,988,204      $5,742,939   $4,505,258
Ratios to average net assets:
  Expenses ....................................         .64%(c)         .62%          .61%          .62%          .61%         .62%
  Net investment income .......................        5.86%(c)        5.90%         5.92%         5.64%         5.98%        6.41%
Portfolio turnover rate .......................        5.08%          11.08%        25.35%        18.55%        15.84%        6.98%

CLASS B
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $10.54          $10.45        $11.52        $11.51
                                                 -------------------------------------------------------
Income from investment operations:
  Net investment income(a)  ...................         .28             .56           .59           .11
  Net realized and unrealized gains (losses) ..         .29             .09         (1.07)           --
                                                 -------------------------------------------------------
Total from investment operations ..............         .57             .65          (.48)          .11
                                                 -------------------------------------------------------
Less distributions from:
  Net investment income .......................        (.27)           (.56)         (.59)         (.10)
  Net realized gains ..........................          --              --            --(d)         --
                                                 -------------------------------------------------------
Total distributions ...........................        (.27)           (.56)         (.59)         (.10)
                                                 -------------------------------------------------------
Net asset value, end of period ................      $10.84          $10.54        $10.45        $11.52
                                                 -------------------------------------------------------

Total return(b) ...............................        5.44%           6.38%        (4.27)%         .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $161,076        $136,030       $92,099       $15,487
Ratios to average net assets:
  Expenses ....................................        1.19%(c)        1.18%         1.17%         1.18%(c)
  Net investment income .......................        5.30%(c)        5.33%         5.44%         5.06%(c)
Portfolio turnover rate .......................        5.08%          11.08%        25.35%        18.55%

(a)  Based on average shares outstanding effective ear ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  The fund made a capital gain distribution of $.003.

(e) For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

FRANKLIN TAX-FREE TRUST

                                                  SIX MONTHS ENDED                              Year Ended February 28,
                                                   AUGUST 31, 2001     -------------------------------------------------------------
CLASS C                                             (UNAUDITED)        2001           2000         1999         1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $10.58            $10.48        $11.56        $11.75        $11.26      $11.24
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a) ....................        .28               .56           .59           .60           .63         .66
  Net realized and unrealized gains (losses) ..        .29               .10         (1.08)         (.18)          .48         .03
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............        .57               .66          (.49)          .42          1.11         .69
                                                 ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................       (.27)             (.56)         (.59)         (.59)         (.62)       (.67)
  Net realized gains ..........................         --                --            --(d)       (.02)           --          --
                                                 ----------------------------------------------------------------------------------
Total distributions ...........................       (.27)             (.56)         (.59)         (.61)         (.62)       (.67)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period ................     $10.88            $10.58        $10.48        $11.56        $11.75      $11.26
                                                 ----------------------------------------------------------------------------------

Total return(b) ...............................       5.43%             6.45%        (4.41)%        3.69%        10.15%       6.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $515,371          $501,372      $540,932      $631,974      $423,264    $194,400
Ratios to average net assets:
  Expenses ....................................  1.19%(c)               1.18%         1.17%         1.18%         1.18%       1.18%
  Net investment income .......................  5.30%(c)               5.34%         5.35%         5.07%         5.38%       5.78%
Portfolio turnover rate .......................       5.08%            11.08%        25.35%        18.55%        15.84%       6.98%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  The fund made a capital gain distribution of $.003.


                       See notes to financial statements.
76

\
FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                          PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                  AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.2%
  BONDS 90.8%
  ALABAMA .3%
  Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville Medical Center,
    Refunding, 6.20%, 1/01/08 ......................................................................     $3,300,000     $3,354,912
  Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO, 7.75%, 7/01/21 ....     11,765,000     13,270,685
                                                                                                                       -----------
                                                                                                                        16,625,597
                                                                                                                       -----------
  ALASKA .9%
  Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal Regional Power,
        5.70%, 1/01/12 .............................................................................      3,000,000      2,812,710
        5.80%, 1/01/18 .............................................................................      1,495,000      1,297,062
        5.875%, 1/01/32 ............................................................................      6,900,000      5,748,873
  Alaska Industrial Development and Export Authority Revenue,
        American President Lines Project, Refunding, 8.00%, 11/01/09 ...............................      6,685,000      6,695,295
        Revolving Fund, Refunding, Series A, 6.20%, 4/01/10 ........................................        700,000        737,436
  Alaska State HFC Revenue,
        Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 .........................................      2,635,000      2,805,932
        Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 .........................................     22,000,000     22,947,100
        Series A, MBIA Insured, 5.85%, 12/01/15 ....................................................      4,670,000      4,935,630
                                                                                                                       -----------
                                                                                                                        47,980,038
                                                                                                                       -----------
  ARIZONA 6.7%
  Apache County IDA,
        IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 ...........................     16,500,000     15,978,930
        PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 ...........................     53,150,000     51,482,153
        PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ..........................     33,800,000     32,603,480
  Arizona Health Facilities Authority Revenue,
        Bethesda Foundation Project, Series A, 6.375%, 8/15/15 .....................................        400,000        368,272
        Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ......................................      4,000,000      3,718,960
        Catholic Healthcare West, Series A, 6.625%, 7/01/20 ........................................      4,340,000      4,559,561
  Coconino County PCR, Tucson Electric Power Navajo, Refunding,
        Series A, 7.125%, 10/01/32 .................................................................     21,125,000     22,029,995
        Series B, 7.00%, 10/01/32 ..................................................................      9,500,000      9,908,975
  Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .........................................      4,000,000      2,730,880
  Gilbert Water Resources Municipal Property Corp. Water and Wastewater System Revenue,
   sub. lien, Pre-Refunded, 6.875%, 4/01/16 ........................................................      1,000,000      1,002,970
  Maricopa County IDA, Health Facilities Revenue, Catholic Healthcare West Project,
   Refunding, Series A, 5.00%, 7/01/16 .............................................................      6,500,000      5,974,215
  Maricopa County Pollution Control Corp. PCR,
        El Paso Electric, Series A, 6.375%, 7/01/14 ................................................     32,000,000     32,721,600
        Public Service Co. of Colorado, Palo Verde, Refunding, Series A, 6.375%, 8/15/23 ...........      8,500,000      8,687,595
        Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 .......................      9,800,000      9,739,828
  Pima County IDAR, Tucson Electric Power Co. Project,
        Series A, 6.10%, 9/01/25 ...................................................................      3,990,000      3,916,065
        Series B, 6.00%, 9/01/29 ...................................................................     94,690,000     93,424,942
        Series C, 6.00%, 9/01/29 ...................................................................     53,500,000     52,785,240
  Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 ......................................     10,280,000     10,577,914
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Series A, 6.00%, 1/01/31 .......................................................................      5,000,000      5,013,250
                                                                                                                       -----------
                                                                                                                       367,224,825
                                                                                                                       -----------
  ARKANSAS .1%
  Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ....................      2,400,000      2,652,648
  Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 .........      5,000,000      5,127,150
                                                                                                                       -----------
                                                                                                                         7,779,798
                                                                                                                       -----------
  CALIFORNIA 8.5%
  ABAG 1915 Act Revenue, Windemere Ranch AD 1, 7.45%, 9/02/30 ......................................     38,610,000     41,375,634
  Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien,
   Series A, Pre-Refunded, 7.50%, 9/01/28 ..........................................................     21,330,000     27,196,817
  Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ...............     12,550,000     13,517,103
(c)Arroyo Grande Hospital System COP, Vista Hospital Systems,
        Refunding, Series A, 7.315%, 7/01/20 .......................................................     22,515,000      8,330,550
        Series A, 7.70%, 7/01/06 ...................................................................      2,500,000        925,000
  Avenal PFAR, Refunding,
        7.00%, 9/02/10 .............................................................................      1,475,000      1,563,677
        7.25%, 9/02/27 .............................................................................      3,665,000      3,883,251

FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                                AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 CALIFORNIA (CONT.)
 Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 ................$  2,850,000      $   3,033,540
 Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ....................   4,565,000          5,469,555
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding
     5.65%, 9/02/01 .................................................................................     205,000            205,000
     6.20%, 9/02/06 .................................................................................     265,000            274,614
     6.30%, 9/02/07 .................................................................................     285,000            294,912
     6.40%, 9/02/08 .................................................................................     300,000            310,503
     6.50%, 9/02/09 .................................................................................     320,000            331,197
     6.60%, 9/02/10 .................................................................................     340,000            351,890
     6.70%, 9/02/11 .................................................................................     360,000            372,575
     6.80%, 9/02/12 .................................................................................     245,000            253,560
 Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 .....................................   6,000,000          5,999,940
 California Educational Facilities Authority Revenue, Pooled College and
  University Financing, Series B, 6.125%, 6/01/09 ...................................................   3,000,000          3,186,780
 California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ...............     715,000            766,780
 California State GO, Refunding, 5.125%, 6/01/31 ....................................................  25,000,000         25,198,250
 California Statewide CDA, Monterey Institute International, 7.75%, 7/01/31 .........................  15,370,000         15,653,115
 California Statewide CDA Revenue, Eskaton Village Grass Valley, 8.25%, 11/15/31 ....................   3,500,000          3,621,975
 Capistrano USD, CFD,
     Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 ...............................................      285,000            313,517
     Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 ...............................................      280,000            308,554
     Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 ...............................................      325,000            358,771
     Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 ...............................................      260,000            287,248
     Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ............................................    1,000,000          1,107,770
 Contra Costa County PFAR, Pre-Refunded,
     6.625%, 9/02/10 ...............................................................................    2,205,000          2,280,742
     6.875%, 9/02/16 ...............................................................................    2,550,000          2,626,500
 Corona COP,
     Corona Community Hospital Project, ETM, 9.425%, 9/01/06 .......................................    6,455,000          7,520,462
     Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ..............................    8,820,000         12,370,226
    (c)Vista Hospital System, Refunding, Series B, 7.70%, 7/01/06 .................................... 11,100,000          4,107,000
    (c)Vista Hospital System, Refunding, Series B, 7.20%, 7/01/20 .................................... 10,885,000          4,027,450
 Emeryville RDA, MFHR, Emery Bay Apartments II,
     Refunding, Series A, 5.85%, 10/01/28 ..........................................................   14,635,000         13,947,887
     sub. lien, Refunding, Series B, 6.35%, 10/01/28 ...............................................    3,450,000          3,379,965
     sub. lien, Refunding, Series C, 7.875%, 10/01/28 ..............................................    2,050,000          1,967,078
 Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien,
  Series A, Pre-Refunded, 6.50%, 1/01/32 ...........................................................   37,675,000         44,051,117
 Gateway Improvement Authority Revenue, Marin City CFD,
  Series A, Pre-Refunded, 7.75%, 9/01/25 ...........................................................    4,495,000          5,311,517
 Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 ................................    4,175,000          4,258,500
 Hesperia PFAR, Series B, 7.375%, 10/01/23 .........................................................    6,365,000          6,647,033
 Lake Elsinore 1915 Act, AD No. 93-1,
     Limited Obligation, Refunding, 7.00%, 9/02/30 .................................................    8,670,000          9,110,870
     Special Assessment, Series A, Pre-Refunded, 7.90%, 9/02/24 ....................................    6,000,000          6,500,760
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .................................................    3,065,000          3,082,409
 Los Angeles County Special Tax, CFD No. 4,
  Improvement Area B, Series A, 9.25%, 9/01/22 .....................................................   28,700,000         29,274,000
 Los Angeles MFR, Refunding,
     Series J-1A, 7.125%, 1/01/24 ..................................................................      105,000            107,109
     Series J-1B, 7.125%, 1/01/24 ..................................................................      675,000            688,561
     Series J-1C, 7.125%, 1/01/24 ..................................................................    1,435,000          1,463,829
     Series J-2A, 8.50%, 1/01/24 ...................................................................      515,000            532,984
     Series J-2B, 8.50%, 1/01/24 ...................................................................    3,325,000          3,441,109
     Series J-2C, 8.50%, 1/01/24 ...................................................................    7,090,000          7,337,583
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
     Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 .......................   22,500,000         23,011,200
     United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ...........................    9,500,000          9,855,965
 Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 ..................................    4,000,000          4,024,920
 Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .................................    2,235,000          2,534,848
 Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .....................    2,729,000          2,749,713
(c)Palmdale Special Tax CFD, No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/24 ..............   23,500,000         14,100,000

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 CALIFORNIA (CONT.)
 Perris PFA, Local Agency Revenue, Series B,
     7.125%, 8/15/15 ............................................................................... $  2,035,000      $   2,112,941
     7.25%, 8/15/23 ................................................................................    4,095,000          4,261,093
 Riverside County COP, Airforce Village Project
  West Inc., Series A, Pre-Refunded, 8.125%,
     6/15/07 .......................................................................................    7,160,000          7,614,159
     6/15/12 .......................................................................................    5,290,000          5,625,545
 Roseville Special Tax, North Central CFD No. 1,
  Pre-Refunded, 8.60%, 11/01/17 ....................................................................   12,000,000         12,352,440
 San Bernardino County Finance Authority Revenue,
  Public Improvement, AD, Refunding, Series A,
     6.00%, 9/02/01 ................................................................................      540,000            540,000
     6.50%, 9/02/04 ................................................................................      815,000            833,272
     7.00%, 9/02/17 ................................................................................    2,395,000          2,436,649
 San Francisco Downtown Parking Corp. Parking Revenue,
     6.55%, 4/01/12 ................................................................................    1,800,000          1,925,208
     6.65%, 4/01/18 ................................................................................    2,150,000          2,291,492
 San Francisco Uptown Parking Corp. Parking Revenue,
  Union Square, MBIA Insured, 6.00%, 7/01/31 .......................................................    8,920,000          9,674,900
 San Joaquin Hills Transportation Corridor Agency
  Toll Road Revenue, senior lien, 5.00%, 1/01/33 ...................................................    5,930,000          5,556,114
 San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ....................................    1,480,000          1,485,402
(c)San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 .................................   22,000,000          8,140,000
 San Ramon 1915 Act Special Assessment, Fostoria
  Parkway Reassessment District No. 9,
     6.30%, 9/02/03 ................................................................................       85,000             88,493
     6.80%, 9/02/15 ................................................................................      680,000            705,779
 South San Francisco RDA Tax Allocation, Gateway
  Redevelopment Project, Pre-Refunded, 7.60%, 9/01/18 ..............................................    2,000,000          2,142,280
                                                                                                                         -----------
                                                                                                                         462,589,182
                                                                                                                         -----------

 COLORADO 1.7%
 Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 .........................................    3,000,000          3,118,500
 Colorado Health Facilities Authority Revenue,
     Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 .............................    1,300,000          1,371,500
     Rocky Mountain Adventist Health Center, Refunding, ETM, 6.25%, 2/01/04 ........................      200,000            214,954
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%, 7/01/08 ....    1,135,000          1,077,853
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%, 7/01/20 ....    3,000,000          2,560,560
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%, 7/01/28 ...    4,290,000          3,583,180
 Denver City and County Airport Revenue, Series D,
     7.75%, 11/15/13 ...............................................................................      500,000            630,640
     7.75%, 11/15/21 ...............................................................................    3,425,000          3,526,243
     Pre-Refunded, 7.75%, 11/15/21 .................................................................      765,000            787,690
 Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
  Series A, 6.875%, 10/01/32 .......................................................................   11,760,000         11,831,618
 Eagle County Air Terminal Corp. Revenue, Series A,
     7.00%, 5/01/21 ................................................................................    1,150,000          1,146,205
     7.125%, 5/01/31 ...............................................................................    1,705,000          1,698,521
 Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 .....................................    2,105,000          2,208,903
 Eagle County Sports and Housing Facilities Revenue,  Vail Associate Project,
  Refunding, 6.95%, 8/01/19 ........................................................................   41,200,000         44,135,500
 Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ..................................    2,965,000          3,274,931
 McKay Landing Metropolitan District No. 2 GO, Limited Tax, 7.50%, 12/01/19 .........................   4,000,000          4,275,320
 Saddle Rock South Metropolitan District No. 2 GO, Limited Mill Levy Obligation, 7.20%, 12/01/19 ...    1,000,000          1,062,900
 Saddle Rock South Metropolitan District No. 3 GO, Limited
  Mill Levy Obligation, 7.35%, 12/01/19 ............................................................    3,750,000          3,969,263
(d)Villages Castle Rock Metropolitan District No. 4, Revenue, Refunding, 8.50%, 6/01/31 ............    3,000,000          2,266,170
                                                                                                                         -----------
                                                                                                                          92,740,451
                                                                                                                         -----------
 CONNECTICUT 2.0%
 Connecticut State Development Authority PCR,
     Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ..............................   57,075,000         58,427,107
     Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 .......................   12,500,000         12,713,375
 Connecticut State Development Authority Water Facility Revenue,
  Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 .................................................    3,000,000          3,161,820
 Connecticut State Health and Educational Facilities Authority Revenue,
     Sacred Heart University, Series C, 6.50%, 7/01/16 .............................................      420,000            446,384
     Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ...............................    1,580,000          1,822,040
     St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ......................................    5,650,000          5,155,230
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 .................................    2,000,000          2,013,420

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 CONNECTICUT (CONT.)

 Connecticut State HFAR, Housing Mortgage Finance Program,
     Series C-1, 6.30%, 11/15/17 ................................................................... $ 19,995,000      $  21,437,639
     Sub Series F-1, 6.00%, 5/15/17 ................................................................    3,500,000          3,716,230
                                                                                                                         -----------
                                                                                                                         108,893,245
                                                                                                                         -----------
 FLORIDA 11.0%
 Beacon Tradeport CDD, Special Assessment,
     Commercial Project, Series A, 5.80%, 5/01/04 ..................................................    4,350,000          4,379,319
     Commercial Project, Series A, 6.00%, 5/01/16 ..................................................   27,760,000         27,887,418
     Commercial Project, Series A, 6.20%, 5/01/22 ..................................................   23,590,000         23,634,585
     Industrial Project, Series B, 6.00%, 5/01/17 ..................................................   15,305,000         15,356,119
     Industrial Project, Series B, 6.00%, 5/01/22 ..................................................    8,835,000          9,051,104
 Brighton Lakes CDD, GO, Special Assessment, Series B,
     7.375%, 5/01/07 ...............................................................................   10,575,000         10,790,624
     7.625%, 5/01/31 ...............................................................................    3,360,000          3,583,138
 Brooks of Bonita Springs CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 ................................................................................    1,555,000          1,590,190
     Series A, 6.20%, 5/01/19 ......................................................................    9,900,000          9,931,086
 Brooks of Bonita Springs II CDD, Capital Improvement Revenue,
     Series A, 7.00%, 5/01/31 ......................................................................   13,055,000         13,682,554
     Series B, 6.60%, 5/01/07 ......................................................................   11,725,000         12,181,923
 Capital Region CDD, Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 .......................    2,485,000          2,546,976
 Capron Trails CDD,
     9.375%, 12/01/01 ..............................................................................      400,000            402,276
     9.50%, 12/01/10 ...............................................................................    5,795,000          5,884,533
 Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 ..................................   19,385,000         19,767,078
 Championsgate CDD, Capital Improvement Revenue,
     Series A, 6.25%, 5/01/20 ......................................................................    2,835,000          2,816,204
     Series B, 5.70%, 5/01/05 ......................................................................    1,520,000          1,530,306
 Falcon Trace CDD, Special Assessment, 6.00%, 5/01/20 ..............................................    3,695,000          3,633,626
 Fleming Plantation CDD, Special Assessment, Series B, 7.375%, 5/01/31 .............................   10,000,000         10,891,600
 Florida State Board of Education Capital Outlay GO, Public Education,
     Refunding, Series D, 6.00%, 6/01/23 ...........................................................    5,000,000          5,796,300
 Gateway Services District Water Management Benefit Tax Revenue, Second
     Assessment Area, Phase One, 8.00%, 5/01/20 ....................................................    3,950,000          4,208,686
 Groves CDD, Special Assessment Revenue,
     Series A, 7.75%, 5/01/32 ......................................................................    1,825,000          1,891,138
     Series B, 7.625%, 5/01/08 .....................................................................   13,500,000         13,761,495
 Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
     10/01/24 ......................................................................................    4,700,000          4,796,397
     10/01/29 ......................................................................................    1,400,000          1,423,310
 Heritage Harbor CDD, Special Assessment Revenue,
     Series A, 6.70%, 5/01/19 ......................................................................    1,790,000          1,813,700
     Series B, 6.00%, 5/01/03 ......................................................................    1,810,000          1,820,842
 Heritage Palms CDD, Capital Improvement Revenue, 6.25%, 11/01/04 ..................................    4,900,000          4,987,612
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Refunding,
     5.25%, 11/15/28 ...............................................................................    4,750,000          4,609,115
 Indian Trace CDD, Water Management Special Benefit, Refunding,
     Sub Series B, 8.25%, 5/01/05 ..................................................................    5,510,000          5,916,583
     5/01/11 .......................................................................................   12,760,000         14,118,812
 Indian Trail ID GO, Water Control and Improvement, Unit Development 18, 6.875%, 8/01/10 ...........    1,085,000          1,133,695
     7.00%, 8/01/20 ................................................................................    2,445,000          2,539,939
     7.25%, 8/01/31 ................................................................................    5,725,000          5,957,206
 Indigo CDD, Capital Improvement Revenue,
     Refunding, Series A, 7.00%, 5/01/31 ...........................................................      980,000          1,007,607
     Series C, 7.00%, 5/01/30 ......................................................................    5,230,000          5,377,329
 Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 .................................................    2,000,000          2,047,040
 Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home,
     Refunding, Series A, 6.75%, 1/01/19 ...........................................................   15,345,000         14,901,530
 Lakeside Plantation CDD, Capital Improvement Revenue, 7.00%, 5/01/07 ..............................    6,000,000          6,127,980
 Lakewood Ranch CDD, Special Assessment Revenue, 6.00%, 5/01/08 ....................................    5,915,000          5,992,013

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 FLORIDA (CONT.)

 Lakewood Ranch CDD 2, Benefit Special Assessment,
     6.25%, 5/01/18 ................................................................................ $ 10,460,000      $  10,458,954
     Series A, 8.125%, 5/01/17 .....................................................................    9,410,000         10,109,257
     Series B, 8.125%, 5/01/17 .....................................................................      960,000          1,031,338
 Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 .................................    5,345,000          5,666,235
 Marion County IDAR, Little Sumter Utility Co. Project, 7.15%, 10/01/30 ............................    4,250,000          4,710,318
 Meadow Pointe II CDD, Capital Improvement Revenue, Series A, 5.25%, 8/01/03 .......................      105,000            104,919
 Mediterra North CDD, Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ........................    9,000,000          9,122,760
 Mediterra South CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 ................................................................................    2,790,000          2,853,138
     Series B, 6.25%, 5/01/04 ......................................................................    1,720,000          1,748,793
     Series B, 6.95%, 5/01/31 ......................................................................    7,915,000          8,242,523
 Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%, 3/01/35 ..........    5,000,000          5,086,150
 Mount Dora County Club CDD, Special Assessment Revenue,
     7.125%, 5/01/05 ...............................................................................    1,875,000          1,929,469
     7.75%, 5/01/13 ................................................................................    1,240,000          1,288,484
 North Springs ID, Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 ....    1,175,000          1,225,478
     Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05 ..................      925,000            941,780
     Special Assessment, Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 ..................    1,865,000          2,112,243
     Special Assessment, Water Management, Series B, 8.30%, 5/01/24 ................................    1,635,000          1,723,257
 Northwood CDD, Special Assessment Revenue,
     6.40%, 5/01/02 ................................................................................    1,670,000          1,676,079
     Series B, 7.60%, 5/01/17 ......................................................................    1,440,000          1,477,454
 Oaksted CDD, Capital Improvement, Series A, 7.20%, 5/01/32 ........................................    3,500,000          3,645,215
 Palm Beach County HFAR, Abbey Del Ray South Project, Refunding, 8.25%, 10/01/15 ...................    6,000,000          6,274,260
 Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ..........................    3,000,000          3,019,860
 Parkway Center CDD, Special Assessment,
     Series A, 8.25%, 5/01/31 ......................................................................    2,500,000          2,639,075
     Series B, 8.00%, 5/01/10 ......................................................................    3,000,000          3,153,270
 Pelican Marsh CDD, Special Assessment Revenue, Series A, 7.10%, 5/01/20 ...........................    4,035,000          4,247,725
     Series A, 7.20%, 5/01/31 ......................................................................    6,495,000          6,835,728
     Series A, ETM, 8.25%, 5/01/02 .................................................................      270,000            280,066
     Series A, ETM, 8.25%, 5/01/03 .................................................................      295,000            321,928
     Series A, ETM, 8.25%, 5/01/04 .................................................................      315,000            357,453
     Series A, Pre-Refunded, 8.25%, 5/01/16 ........................................................    6,590,000          7,600,181
     Series B, 6.90%, 5/01/11 ......................................................................   17,150,000         18,000,126
     Series C, 7.00%, 5/01/19 ......................................................................   12,705,000         13,237,085
     Series D, 6.95%, 5/01/19 ......................................................................    5,470,000          5,665,881
 Piney-Z CDD, Capital Improvement Revenue,
     Series A, 7.25%, 5/01/19 ......................................................................      925,000            942,233
     Series B, 6.50%, 5/01/02 ......................................................................    4,255,000          4,262,872
 Poinciana CDD, Special Assessment, Series A, 7.125%, 5/01/31 ......................................   11,000,000         11,485,210
 Reserve CDD,
     Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ............................    3,735,000          3,885,035
     Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 .................    4,400,000          4,483,028
 Reserve CDD No. 2, Capital Improvement Revenue, 7.125%, 5/01/30 ...................................    4,635,000          4,804,131
 River Place St. Lucie CDD, Special Assessment Revenue,
     Series A, 7.625%, 5/01/21 .....................................................................    1,280,000          1,312,589
     Series A, 7.625%, 5/01/30 .....................................................................    1,590,000          1,630,481
     Series B, 7.25%, 5/01/10 ......................................................................    8,550,000          8,730,320
 Riverwood Community Development Revenue, Special AD, Series A,
     6.75%, 5/01/04 ................................................................................    2,360,000          2,415,389
     7.75%, 5/01/14 ................................................................................    1,125,000          1,202,051
 Sampson CDD District Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ........................    3,000,000          3,095,340
 St. John's County IDAR, Health Care Revenue, Glenmoor St. John's Project,
     Series A, 8.00%, 1/01/17 ......................................................................   10,375,000         10,726,298

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)                                                                       $000,000,000     $0,000,000,000

 BONDS (CONT.)

 FLORIDA (CONT.)

 St. Lucie West Services District Capital Improvement Revenue,
     Cascades Project, 6.10%, 5/01/18 .............................................................. $  2,480,000      $   2,466,955
     Lake Charles Project, 6.375%, 8/01/02 .........................................................    1,755,000          1,750,946
     Lakeforest Project, 6.25%, 10/01/04 ...........................................................    6,240,000          6,308,890
     Tortoise Cay Project, 6.50%, 10/01/05 .........................................................    3,905,000          3,960,334
 St. Lucie West Services District Revenue, Port St. Lucie,
 Pre-Refunded, 7.875%, 5/01/20 .....................................................................   18,610,000         20,925,456
 St. Lucie West Services District Special Assessment Revenue,
 Port St. Lucie, Water Management Benefit, Refunding, Series B,
     6.00%, 5/01/09 ................................................................................    1,205,000          1,234,559
     6.25%, 5/01/25 ................................................................................    5,080,000          5,116,068
 St. Lucie West Services District Water Management Benefit
 Tax Revenue, Pre-Refunded, 7.70%, 5/01/25 .........................................................    4,750,000          5,405,358
 Stoneybrook West Community Development Special Assessment,
 Series A, 7.00%, 5/01/32 ..........................................................................    3,150,000          3,263,526
 Sumter County IDAR, Little Sumter Utility Co. Project,
     6.75%, 10/01/27 ...............................................................................    2,880,000          2,824,474
     7.25%, 10/01/27 ...............................................................................    4,145,000          4,194,450
 Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 ................................    8,000,000          8,417,040
 Tara CDD No. 1, Capital Improvement Revenue, Series A, 7.15%, 5/01/31 .............................    1,460,000          1,631,886
 Village CDD No. 1, Capital Improvement Revenue,
     8.40%, 5/01/12 ................................................................................      420,000            434,053
     8.00%, 5/01/15 ................................................................................    1,995,000          2,055,409
 Village CDD No. 4, Special Assessment Revenue, 7.20%, 5/01/31 .....................................   10,000,000         10,562,400
 Village Center CDD, Recreational Revenue,
     Sub Series B, 6.30%, 1/01/07 ..................................................................    2,010,000          2,033,256
     Sub Series B, 6.25%, 1/01/13 ..................................................................    7,665,000          7,826,885
     Sub Series B, 8.25%, 1/01/17 ..................................................................    2,530,000          2,708,972
     Sub Series C, 7.375%, 1/01/19 .................................................................    2,640,000          2,709,617
 Vista Lake CDD, Capital Improvement Revenue, Series A, 7.20%, 5/01/32 .............................    3,000,000          3,135,360
 Waterchase CDD, Capital Improvement Revenue, Series A, 6.70%, 5/01/32 .............................    3,000,000          3,040,680
 Waterlefe CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ..............................    1,250,000          1,281,025
 Westchase East CDD, Capital Improvement Revenue, 7.10%, 5/01/21 ...................................    1,600,000          1,676,016
                                                                                                                         -----------
                                                                                                                         600,494,062
                                                                                                                         -----------

 GEORGIA .3%
 Baldwin County Hospital Authority Revenue,
 Oconee Regional Medical Center, 5.375%, 12/01/28 ..................................................    1,470,000          1,294,688
 Forsyth County Hospital Authority Revenue, Anticipation
 Certificate, Georgia Baptist Health Care System Project,
     6.25%, 10/01/18 ...............................................................................    6,000,000          5,751,000
     6.375%, 10/01/28 ..............................................................................     8,000,000         7,571,840
                                                                                                                         -----------
                                                                                                                          14,617,528
                                                                                                                         -----------

HAWAII .2%
 Hawaii State Department of Transportation Special Facilities Revenue,
 Continental Airlines Inc. Project, Refunding, 7.00%, 6/01/20 ......................................    4,350,000          4,533,831
 Hawaii State Special AD No. 17, Special Assessment, 9.50%, 8/01/11 ................................    3,995,000          4,100,468
                                                                                                                         -----------
                                                                                                                           8,634,299
                                                                                                                         -----------

 IDAHO .3%
 Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ..........................   17,500,000         16,823,800
                                                                                                                         -----------

 ILLINOIS 2.9%

 Bryant PCR, Central Illinois Light Co. Project,
 Refunding, MBIA Insured, 5.90%, 8/01/23 ...........................................................   11,000,000         11,679,030
 Cary Special Tax,
     Special Service Area No. 1 Cambridge, Series A, 7.625%, 3/01/30 ...............................    4,000,000          4,243,000
     Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 .......................................    5,500,000          5,656,585
 Chicago O'Hare International Airport Special Facilities Revenue,
 American Airlines Inc. Project, 8.20%, 12/01/24 ...................................................    7,830,000          8,775,159
 Gilberts Special Service Area No. 9 Special Tax,
 Big Timber Project, 7.75%, 3/01/27 ................................................................    6,000,000          6,068,040
 Illinois Development Finance Authority Hospital Revenue, Adventist
 Health System, Sunbelt Obligation, 5.65%, 11/15/24 ................................................    8,500,000          8,538,420
 Illinois Development Finance Authority PCR, Commonwealth Edison Co.
 Project, Refunding, Series 1991, 7.25%, 6/01/11 ...................................................    7,000,000          7,169,050
 Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
     ETM, 7.125%, 5/15/11 ..........................................................................    2,330,000          2,442,143
     Pre-Refunded, 7.25%, 5/15/22 ..................................................................    7,000,000          8,781,360
 Illinois Health Facilities Authority Revenue,
     Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 .....................    6,500,000          7,344,870
     Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 ................    9,000,000          9,948,060

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 BONDS (CONT.)

 ILLINOIS (CONT.)
 Illinois Health Facilities Authority Revenue, (cont.)
     Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 ................................ $  1,890,000      $   1,986,201
     Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 .........................    3,370,000          3,579,311
     St. Elizabeth's Hospital, 6.25%, 7/01/16 ......................................................    1,215,000          1,267,524
     St. Elizabeth's Hospital, 6.375%, 7/01/26 .....................................................    6,695,000          6,942,916
     Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ................................    8,595,000          7,520,969
 Metropolitan Pier and Exposition Authority Hospitality Facilities
 Revenue, McCormick Place Convention Center,
     ETM, 7.00%, 7/01/26 ...........................................................................    7,500,000          9,766,725
     Pre-Refunded, 6.25%, 7/01/17 ..................................................................   11,000,000         12,606,330
 Montgomery Special Assessment, Improvement,
 Lakewood Creek Project, 7.75%, 3/01/30 ............................................................    5,000,000          5,106,600
 Robbins Resource Recovery Revenue, Restructuring Project,
    (c)Series A, 6.829%, 10/15/16 .................................................................... 72,728,515          3,636,426
    (c)Series B, 6.829%, 10/15/16 .................................................................... 28,458,984          1,422,949
    Series C, 7.25%, 10/15/24 ......................................................................   35,000,000         22,578,150
 Southwestern Development Authority Revenue,
 Anderson Hospital, 5.625%, 8/15/29 ................................................................    2,425,000          2,302,392
                                                                                                                         -----------
                                                                                                                         159,362,210
                                                                                                                         -----------

 INDIANA .4%
 Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 .............................    5,000,000          5,289,850
 Goshen Industrial Revenue, Greencroft Hospital
 Association Inc., Refunding, 5.75%,
     8/15/19 .......................................................................................    3,000,000          2,581,680
     8/15/28 .......................................................................................    5,000,000          4,122,200
 Indiana Health Facility Financing Authority Hospital Revenue,
 Jackson County Scheck Memorial Hospital, Refunding,
 5.125%, 2/15/17 ...................................................................................    1,500,000          1,332,240
 Indiana State Development Finance Authority Environmental Revenue,
  USX Corp. Project, Refunding, 5.60%, 12/01/32 ....................................................    8,200,000          8,080,198
                                                                                                                         -----------
                                                                                                                          21,406,168
                                                                                                                         -----------

 KANSAS .1%
 Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 .........................    5,730,000          6,077,582

 KENTUCKY .6%
 Kenton County Airport Board Revenue, Special Facilities,
 Delta Airlines Inc. Project,
     Series A, 7.50%, 2/01/20 ......................................................................   11,230,000         11,588,012
     Series B, 7.25%, 2/01/22 ......................................................................    3,595,000          3,702,059
 Kentucky Economic Development Finance Authority Hospital System
 Revenue, Appalachian Regional Health Center Facility,
 Refunding and Improvement, 5.875%, 10/01/22 .......................................................    6,835,000          5,192,003
 Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ......................      665,000            697,944
 Russell Health System Revenue, Pre-Refunded, 8.10%, 7/01/15 .......................................    7,500,000          9,032,269
                                                                                                                         -----------
                                                                                                                          30,212,287
                                                                                                                         -----------

 LOUISIANA 1.3%
 Calcasieu Parish Public Trust Authority Mortgage Revenue,
 Refunding, Series A, 7.75%, 6/01/12 ...............................................................     760,000            782,200
 Lake Charles Harbor and Terminal District Port Facilities Revenue,
 Trunkline Co. Project, Refunding, 7.75%, 8/15/22 ..................................................   35,000,000         37,269,050
 Pointe Coupee Parish PCR, Gulf States Utilities Co.
 Project, Refunding, 6.70%, 3/01/13 ................................................................    4,850,000          4,973,675
 West Feliciana Parish PCR,
     Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 ..............................   20,750,000         21,056,685
     Series A, 7.50%, 5/01/15 ......................................................................    8,740,000          9,102,186
                                                                                                                         -----------
                                                                                                                          73,183,796
                                                                                                                         -----------

 MAINE .8%
 Maine State Finance Authority Solid Waste Disposal Revenue,
 Boise Cascade Corp. Project, 7.90%, 6/01/15 .......................................................   10,000,000         10,111,800
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ..............................    4,800,000          4,949,760
 Skowhegan PCR, S.D. Warren Co.,
     Series A, 6.65%, 10/15/15 .....................................................................   24,570,000         24,766,560
     Series B, 6.65%, 10/15/15 .....................................................................    4,940,000          4,979,520
                                                                                                                         -----------
                                                                                                                          44,807,640
                                                                                                                         -----------

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 MARYLAND 1.0%
 Gaithersberg Hospital Facilities Revenue, Shady Grove
 Adventist Hospital, Refunding and Improvement, Series B,
     8.50%, 9/01/03 ................................................................................ $  2,615,000      $   2,773,286
     8.50%, 9/01/07 ................................................................................    5,340,000          6,209,672
     Pre-Refunded, 8.50%, 9/01/22 ..................................................................    3,445,000          3,714,089
 Maryland State CDA, Department of Housing and Community
 Development Revenue, Series A, 5.875%, 7/01/16 ....................................................    3,535,000          3,766,189
 Maryland State EDC Revenue, Chesapeake Bay,
     senior lien, Series B, 7.50%, 12/01/14 ........................................................    1,915,000          1,988,096
     senior lien, Series B, 7.625%, 12/01/22 .......................................................    6,740,000          6,983,314
     Series B, 7.75%, 12/01/31 .....................................................................   16,160,000         16,769,555
 Takoma Park Hospital Facilities Revenue, Washington
 Adventist Hospital Project, Series B, 8.50%,
     9/01/03 .......................................................................................    2,740,000          2,900,564
     9/01/07 .......................................................................................    6,975,000          8,072,307
                                                                                                                         -----------
                                                                                                                          53,177,072
                                                                                                                         -----------

 MASSACHUSETTS 1.3%
 Massachusetts Bay Transportation Authority Revenue,
 General Transportation System, Series A, 7.00%, 3/01/21 ...........................................    2,000,000          2,531,280
 Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
     Series A, 6.75%, 7/01/11 ......................................................................    4,435,000          4,616,037
     Series B, 6.75%, 7/01/17 ......................................................................    3,170,000          3,281,869
 Massachusetts State Development Finance Agency Resource Recovery
 Revenue, Waste Management Inc. Project, Series B,
  6.90%, 12/01/29 ..................................................................................    3,000,000          3,337,830
 Massachusetts State Development Finance Agency Revenue,
     Berkshire Retirement Project, First Mortgage, 5.60%, 7/01/19 ..................................    1,030,000            888,097
     Berkshire Retirement Project, First Mortgage, 5.625%, 7/01/29 .................................    1,620,000          1,321,580
     Loomis Community Project, First Mortgage, Refunding, Series A, 5.75%, 7/01/23 .................    3,500,000          2,993,060
     Loomis Community Project, First Mortgage, Series A, 5.625%, 7/01/15 ...........................    1,850,000          1,658,525
 Massachusetts State Health and Educational Facilities Authority Revenue, Saint
 Memorial Medical Center, Refunding, Series A,
     5.75%, 10/01/06 ...............................................................................    3,250,000          3,061,760
     6.00%, 10/01/23 ...............................................................................    6,235,000          5,174,988
 Massachusetts State Industrial Finance Agency Resource
 Recovery Revenue, Semass Project,
     Series A, 9.00%, 7/01/15 ......................................................................   15,315,000         15,959,455
     Series B, 9.25%, 7/01/15 ......................................................................   19,570,000         20,402,312
(c)Massachusetts State Industrial Finance Agency Solid Waste Disposal
 Revenue, Massachusetts Paper Co. Project, senior lien,
  8.50%, 11/01/12 ..................................................................................   39,820,661          5,973,099
                                                                                                                         -----------
                                                                                                                          71,199,892
                                                                                                                         -----------

 MICHIGAN 3.9%
 Cadillac Local Development Finance Authority Tax Increment Revenue,
 Refunding, 8.50%, 3/01/10 .........................................................................    4,765,000          5,257,225
 Detroit GO,
     Refunding, Series B, 6.375%, 4/01/07 ..........................................................    7,535,000          8,242,612
     Refunding, Series B, 6.25%, 4/01/08 ...........................................................    3,000,000          3,255,690
     Series A, Pre-Refunded, 6.80%, 4/01/15 ........................................................    5,160,000          5,844,629
 Dickinson County Memorial Hospital System Revenue, Pre-Refunded, 8.125%, 11/01/24 .................    4,250,000          4,963,618
 Garden City Hospital Financing Authority Hospital Revenue, Refunding,
     5.625%, 9/01/10 ...............................................................................    2,000,000          1,672,480
     5.75%, 9/01/17 ................................................................................    1,000,000            745,030
 Kent Hospital Finance Authority Health Care Revenue,
 Butterworth Health System, Series A, MBIA Insured, Pre-Refunded,
  6.125%, 1/15/21 ..................................................................................   11,770,000         13,287,388
 Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ..................   18,000,000         19,630,800
     Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ..................    7,500,000          7,351,650
     Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ..................   30,205,000         29,928,322
     Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ..................      500,000            438,260
     Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 .............................      500,000            423,840
     Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/28 .............................    7,000,000          5,801,600
     Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ........................................    1,000,000            991,300
     Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 .......................................    1,000,000            991,150
     Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ...........................    7,310,000          7,819,580
     Sinai Hospital, Refunding, 6.625%, 1/01/16 ....................................................    2,990,000          2,982,794
     Sinai Hospital, Refunding, 6.70%, 1/01/26 .....................................................    7,250,000          7,121,168

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 MICHIGAN (CONT.)
 Michigan State Strategic Fund Limited Obligation Revenue,
    (b)Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29 ........... $ 29,000,000      $  29,311,170
     Detroit Edison Co. Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25 ......    7,825,000          8,641,148
 Midland County EDR, Refunding,
     Series A, 6.875%, 7/23/09 .....................................................................   35,000,000         36,636,600
     Series B, 6.75%, 7/23/09 ......................................................................    4,000,000          4,192,920
 Tawas City Hospital Finance Authority Revenue, Tawas St.
 Joseph's Hospital Project, Refunding, Series A, ETM, 5.60%, 2/15/13 ...............................    2,155,000          2,336,257
 Wayne County Downriver Systems Sewer Disposal Revenue, Series A, Pre-Refunded, 7.00%, 11/01/13 ....    1,900,000          2,013,373
 Wayne County GO,
     IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 .........................................    4,500,000          4,707,270
     South Huron Valley Wastewater Control, Refunding, ETM, 7.875%, 5/01/02 ........................      240,000            247,524
                                                                                                                         -----------
                                                                                                                         214,835,398
                                                                                                                         -----------

 MINNESOTA 2.0%
 Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%, 4/01/10 .....................    1,450,000          1,467,502
 Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding, 8.00%, 12/01/15 ..    5,000,000          4,248,050
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ..................    1,500,000          1,420,080
 Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ......................    2,200,000          2,059,750
 Minneapolis and St. Paul Metropolitan Airports Commission Special Facilities Revenue,
     Northwest Airlines Project, Series A, 7.00%, 4/01/25 ..........................................    5,000,000          4,909,200
     Northwest Airlines, Series B, 6.50%, 4/01/25 ..................................................    3,750,000          3,776,963
 Minneapolis CDA, Supported Development Revenue, Limited Tax, Series 3-A, 8.375%, 12/01/19 .........      600,000            616,698
 Minneapolis Revenue, Walker Methodist Senior Services, Series A,
     5.875%, 11/15/18 ..............................................................................    2,500,000          2,262,675
     6.00%, 11/15/28 ...............................................................................    2,500,000          2,233,550
 Minnesota Agriculture and Economic Development Board Revenue,
 Health Care System, Series A, 6.375%, 11/15/29 ....................................................    6,500,000          6,985,875
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ............    2,880,000          3,005,222
 Northwest Multi-County RDAR, Government Housing, Pooled Housing Project, 7.40%, 7/01/26 ...........    5,165,000          3,873,750
 Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 ......................    4,110,000          4,271,153
 Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ........................    3,370,000          3,688,836
(d)South Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 .....................   10,000,000          6,000,000
 St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 .....................................................    5,510,000          5,713,650
 St. Paul Housing and RDA, Tax Allocation, Housing Tax, 8.625%, 9/01/07 ............................    1,125,000          1,163,858
 St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21 ..........      550,000            561,253
 St. Paul Port Authority IDR,
     Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 .........................................       40,000             37,562
     SDA Enterprises, Series K, 10.25%, 10/01/10 ...................................................    1,095,000          1,008,626
     Series A-I, 8.50%, 12/01/01 ...................................................................      240,000            239,758
     Series A-I, 9.00%, 12/01/02 ...................................................................      260,000            260,894
     Series A-I, 9.00%, 12/01/12 ...................................................................    4,300,000          3,749,127
     Series A-II, 8.50%, 12/01/01 ..................................................................      235,000            234,763
     Series A-II, 9.00%, 12/01/02 ..................................................................      255,000            255,877
     Series A-II, 9.00%, 12/01/12 ..................................................................    4,235,000          3,692,454
     Series A-III, 8.50%, 12/01/01 .................................................................      245,000            244,753
     Series A-III, 9.00%, 12/01/02 .................................................................      265,000            265,912
     Series A-III, 9.00%, 12/01/12 .................................................................    4,430,000          3,862,473
     Series A-IV, 8.50%, 12/01/01 ..................................................................      190,000            189,808
     Series A-IV, 9.00%, 12/01/02 ..................................................................      205,000            205,705
     Series A-IV, 9.00%, 12/01/12 ..................................................................    3,375,000          2,942,629
     Series C, 10.00%, 12/01/01 ....................................................................      860,000            863,939
     Series C, 10.00%, 12/01/02 ....................................................................      715,000            725,289
     Series C, 10.00%, 12/01/06 ....................................................................    2,930,000          2,765,070
     Series C, 9.875%, 12/01/08 ....................................................................    3,100,000          2,894,563
     Series F, 8.00%, 9/01/01 ......................................................................       25,000             25,000
     Series F, 10.25%, 10/01/01 ....................................................................       80,000             80,016
     Series F, 8.00%, 9/01/02 ......................................................................       25,000             25,025
     Series F, 10.25%, 10/01/02 ....................................................................       90,000             90,443
     Series F, 8.00%, 9/01/19 ......................................................................      775,000            593,929
     Series I, 10.75%, 12/01/01 ....................................................................       15,000             15,023

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 MINNESOTA (CONT.)

 St. Paul Port Authority IDR, (cont.)
     Series I, 10.75%, 12/01/02 ....................................................................  $    15,000       $     15,120
     Series J, 9.50%, 12/01/01 .....................................................................       80,000             80,090
     Series J, 9.50%, 12/01/02 .....................................................................       95,000             95,552
     Series J, 9.50%, 12/01/11 .....................................................................    1,325,000          1,203,524
     Series L, 9.50%, 12/01/01 .....................................................................       40,000             40,045
     Series L, 9.75%, 12/01/01 .....................................................................       25,000             25,028
     Series L, 9.50%, 12/01/02 .....................................................................       45,000             45,261
     Series L, 9.75%, 12/01/02 .....................................................................       30,000             30,170
     Series L, 9.50%, 12/01/14 .....................................................................    1,025,000            918,123
     Series L, 9.75%, 12/01/14 .....................................................................    1,530,000          1,376,296
     Series N, 10.00%, 12/01/01 ....................................................................       65,000             65,067
     Series N, 10.75%, 10/01/02 ....................................................................      720,000            725,162
     Series N, 10.00%, 12/01/02 ....................................................................       65,000             65,367
     Series N, 10.00%, 12/01/14 ....................................................................    1,405,000          1,270,865
     Series S, 9.625%, 12/01/01 ....................................................................       55,000             55,063
     Series S, 9.625%, 12/01/02 ....................................................................       60,000             60,344
     Series S, 9.625%, 12/01/14 ....................................................................    1,280,000          1,157,542
     Series T, 9.625%, 12/01/01 ....................................................................       30,000             30,034
     Series T, 9.625%, 12/01/02 ....................................................................       35,000             35,201
     Series T, 9.625%, 12/01/14 ....................................................................      910,000            822,940
 St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%, 6/01/16 ..................    4,695,000          4,699,226
  6/01/26 ..........................................................................................   10,660,000         10,669,594
 Victoria Private School Facility Revenue, Holy Family Catholic High School, Series A, 5.875%,
  9/01/29 ..........................................................................................    4,000,000          4,001,200
                                                                                                                         -----------
                                                                                                                         111,013,517
                                                                                                                         -----------

 MISSISSIPPI .7%
 Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ....................   33,295,000         32,962,050
 Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
     Refunding, Series A, 5.50%, 10/01/21 ..........................................................    4,000,000          3,604,240
     Series B, 5.50%, 10/01/21 .....................................................................    1,000,000            901,060
                                                                                                                         -----------
                                                                                                                          37,467,350
                                                                                                                         -----------

 MISSOURI 1.3%
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
     Pre-Refunded, 6.25%, 12/01/16 .................................................................    1,000,000          1,157,580
     Pre-Refunded, 6.40%, 12/01/25 .................................................................    3,000,000          3,486,330
     Refunding, 5.25%, 12/01/20 ....................................................................   12,280,000         11,421,382
     Refunding, 5.25%, 12/01/26 ....................................................................    8,875,000          8,110,951
 St. Louis County IDA, Industrial Revenue, Kiel Center, Refunding,
     7.625%, 12/01/09 ..............................................................................    8,000,000          8,345,200
     7.75%, 12/01/13 ...............................................................................    5,175,000          5,399,543
     7.875%, 12/01/24 ..............................................................................    6,000,000          6,261,840
 St. Louis Municipal Finance Corp. Leasehold Revenue,
     City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 .......................    8,640,000          9,386,582
     Refunding, Series A, 6.00%, 7/15/13 ...........................................................   14,250,000         15,288,825
 West Plains IDA, Hospital Revenue, Ozarks Medical Center,
     6.30%, 11/15/11 ...............................................................................    1,000,000          1,011,120
     6.75%, 11/15/24 ...............................................................................    1,870,000          1,869,757
     Refunding, 5.50%, 11/15/12 ....................................................................      500,000            473,935
                                                                                                                         -----------
                                                                                                                          72,213,045
                                                                                                                         -----------

 MONTANA .4%
 Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project, 7.00%,
  12/31/19 .........................................................................................   20,750,000         20,225,648
                                                                                                                         -----------

 NEBRASKA
 Scotts Bluff County Hospital Authority No. 1, Hospital Revenue, Regional West Medical Center,
  6.375%, 12/15/08 .................................................................................    1,145,000          1,198,552
     Pre-Refunded, 6.375%, 12/15/08 ................................................................      955,000          1,019,615
                                                                                                                         -----------
                                                                                                                           2,218,167
                                                                                                                         -----------

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 NEVADA 3.4%

 Clark County ID, Special Assessment, Special ID No. 108, Summerlin, 6.625%, 2/01/17 ............... $  7,550,000      $   7,864,760
 Clark County IDR,
     Local ID No. 132, Summerlin, 6.875%, 2/01/21 ..................................................    4,000,000          4,123,480
     Southwest Gas Corp., Series A, 6.50%, 12/01/33 ................................................   13,775,000         13,904,761
 Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
  Second Tier,
     7.25%, 1/01/23 ................................................................................    8,000,000          8,220,960
     7.375%, 1/01/30 ...............................................................................    9,000,000          9,197,370
     7.375%, 1/01/40 ...............................................................................   20,000,000         20,365,400
 Henderson Local ID No. 2, Special Assessment, 9.50%, 8/01/11 ......................................    3,360,000          3,469,066
 Henderson Local ID No. T-1, Special Assessment, Series A, 8.50%, 8/01/13 ..........................   20,040,000         21,571,657
 Henderson Local ID No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ...................    3,190,000          3,218,806
 Henderson Local ID No. T-12, Special Assessment, Series A, 7.375%, 8/01/18 ........................   46,925,000         50,061,467
 Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project,
  Series A, 6.10%, 6/15/14 .........................................................................    3,500,000          3,594,920
 Las Vegas IDR, Special Local ID No. 808, Summerlin, 6.75%, 6/01/21 ................................    8,440,000          8,636,568
 Las Vegas Local Improvement Bond Special Assessment, ID No. 404,  FSA Insured, 5.85%, 11/01/09 ....    3,260,000          3,340,131
 Las Vegas Special Assessment ID No. 505, Elkhoorn Springs, 8.00%, 9/15/13 .........................    7,100,000          7,317,828
 Nevada Housing Division Revenue, SF Program,
     FI/GML, Series A-1, 8.75%, 10/01/04 ...........................................................      125,000            128,174
     FI/GML, Series A-2, 8.65%, 10/01/01 ...........................................................       30,000             30,059
     FI/GML, Series B, 9.50%, 10/01/01 .............................................................       20,000             20,042
     FI/GML, Series B-1, 7.90%, 10/01/05 ...........................................................      395,000            403,323
     FI/GML, Series C-1, 7.55%, 10/01/05 ...........................................................      475,000            479,408
     Series B-2, 9.65%, 10/01/02 ...................................................................       35,000             35,114
     Series C-1, 9.60%, 10/01/02 ...................................................................       65,000             65,121
 Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, 6.40%, 7/01/29 .........   15,415,000         18,081,641
                                                                                                                         -----------
                                                                                                                         184,130,056
                                                                                                                         -----------

 NEW HAMPSHIRE 1.3%
 New Hampshire Higher Education and Health Facilities Authority Revenue,
     Hillcrest Terrace, 7.50%, 7/01/24 .............................................................   17,850,000         16,260,279
     Hospital Littleton Association, Series B, 5.90%, 5/01/28 ......................................    2,000,000          1,575,960
     New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .........................    1,300,000          1,234,974
 New Hampshire State Business Finance Authority PCR, United Illuminating Co., Refunding, Series A,
  5.875%, 10/01/33 .................................................................................    2,500,000          2,528,200
 New Hampshire State IDAR, Pollution Control, Public Service Co. of New Hampshire Project,
     Series A, 7.65%, 5/01/21 ......................................................................   10,970,000         11,211,779
     Series C, 7.65%, 5/01/21 ......................................................................   34,635,000         35,398,355
                                                                                                                         -----------
                                                                                                                          68,209,547
                                                                                                                         -----------

 NEW JERSEY 3.3%
 Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group, Refunding,
  7.50%, 7/01/30 ...................................................................................    5,000,000          5,317,850
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
     Series 1, 6.00%, 1/01/19 ......................................................................    2,180,000          2,186,845
     Series 1, 6.00%, 1/01/29 ......................................................................    5,000,000          4,966,250
     Series 2, 6.125%, 1/01/19 .....................................................................    2,125,000          2,130,950
     Series 2, 6.125%, 1/01/29 .....................................................................    5,105,000          5,067,631
 New Jersey EDA Revenue, First Mortgage,
 Keswick Pines, Refunding, 5.75%, 1/01/24 ..........................................................    1,500,000          1,340,775
 New Jersey EDA, Lease Revenue, International Center for Public Health Project, University of
  Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ............................................    9,965,000         10,973,558
     Special Facility Revenue, Continental Airlines Inc. Project, 6.625%, 9/15/12 ..................   18,500,000         19,668,090
     Special Facility Revenue, Continental Airlines Inc. Project, 6.25%, 9/15/19 ...................   54,420,000         53,839,339
     Special Facility Revenue, Continental Airlines Inc. Project, 6.40%, 9/15/23 ...................   73,030,000         73,188,475
 New Jersey Health Care Facilities Financing Authority Revenue, Lutheran Home,
  Series A, 8.40%, 7/01/19 .........................................................................    2,100,000          2,108,421
                                                                                                                         -----------
                                                                                                                         180,788,184
                                                                                                                         -----------

 NEW MEXICO 3.7%
 Farmington PCR,
     Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%, 12/01/16 ......   24,045,000         24,644,682
     Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%, 8/15/23 .......   58,250,000         58,487,660
     Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%, 4/01/22 ......   66,125,000         67,531,479

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 BONDS (CONT.)

 NEW MEXICO (CONT.)
 Farmington PCR, (cont.)
     Public Service Co. Project, Series A, 6.60%, 10/01/29 ......................................... $  6,000,000      $   6,141,360
     Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ..........................................   37,000,000         38,619,490
 New Mexico Mortgage Finance Authority SFM Program Revenue,
     Series A, 9.10%, 9/01/03 ......................................................................      315,000            320,695
     Sub Series A, 9.55%, 9/01/02 ..................................................................      170,000            171,049
 Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15 ......    3,620,000          4,020,806
                                                                                                                         -----------
                                                                                                                         199,937,221
                                                                                                                         -----------

 NEW YORK 8.4%
 MTA Service Contract Revenue,
     Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ......................................    3,860,000          3,953,837
     Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ......................................    3,330,000          3,504,659
     Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ......................................    3,050,000          3,209,302
     Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 .......................................    2,330,000          2,452,209
     Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 .......................................    2,470,000          2,599,008
     Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ......................................    7,830,000          8,253,133
 MTA Transit Facilities Revenue, Series A, MBIA Insured, 5.875%, 7/01/27 ...........................   22,700,000         24,483,085
 New York City GO,
     Refunding, Series F, 6.00%, 8/01/11 ...........................................................   10,000,000         11,142,800
     Refunding, Series H, 6.25%, 8/01/15 ...........................................................   25,000,000         27,766,250
     Refunding, Series H, 6.125%, 8/01/25 ..........................................................    5,600,000          6,079,584
     Refunding, Series J, 6.00%, 8/01/21 ...........................................................   10,000,000         10,824,800
     Series A, 6.125%, 8/01/06 .....................................................................    9,595,000         10,458,838
     Series A, 6.25%, 8/01/08 ......................................................................   10,000,000         10,960,900
     Series A, 6.25%, 8/01/21 ......................................................................      840,000            876,910
     Series A, Pre-Refunded, 6.125%, 8/01/06 .......................................................      595,000            658,707
     Series A, Pre-Refunded, 6.25%, 8/01/21 ........................................................        5,000              5,248
     Series B, 7.00%, 2/01/18 ......................................................................    3,255,000          3,357,077
     Series B, 7.00%, 2/01/19 ......................................................................    2,350,000          2,481,060
     Series B, 7.00%, 2/01/20 ......................................................................    3,305,000          3,414,957
     Series B, 6.00%, 8/15/26 ......................................................................    4,355,000          4,758,709
     Series B, Pre-Refunded, 6.75%, 10/01/15 .......................................................      100,000            106,059
     Series B, Pre-Refunded, 7.00%, 2/01/18 ........................................................      835,000            862,947
     Series B, Pre-Refunded, 7.00%, 2/01/19 ........................................................    2,650,000          2,738,696
     Series B, Pre-Refunded, 7.00%, 2/01/20 ........................................................    2,440,000          2,521,667
     Series B, Pre-Refunded, 6.00%, 8/15/26 ........................................................      645,000            736,474
     Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ........................................   17,070,000         19,284,491
     Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 ........................................    5,000,000          5,683,750
     Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 ........................................       55,000             58,093
     Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 ........................................      370,000            390,805
     Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 ........................................      435,000            461,391
     Series D, 6.00%, 2/15/10 ......................................................................    4,995,000          5,439,105
     Series D, 7.625%, 2/01/14 .....................................................................       40,000             41,354
     Series D, 7.50%, 2/01/18 ......................................................................        5,000              5,167
     Series D, Pre-Refunded, 6.00%, 2/15/10 ........................................................    3,160,000          3,505,040
     Series D, Pre-Refunded, 7.70%, 2/01/11 ........................................................      150,000            155,439
     Series D, Pre-Refunded, 7.625%, 2/01/13 .......................................................      400,000            414,384
     Series D, Pre-Refunded, 7.625%, 2/01/14 .......................................................      810,000            839,128
     Series D, Pre-Refunded, 7.50%, 2/01/18 ........................................................      380,000            393,475
     Series D, Pre-Refunded, 7.50%, 2/01/19 ........................................................      330,000            341,702
     Series E, 6.25%, 2/15/07 ......................................................................    3,265,000          3,599,434
     Series E, Pre-Refunded, 6.25%, 2/15/07 ........................................................        5,000              5,595
     Series E, Pre-Refunded, 7.50%, 2/01/18 ........................................................      525,000            543,617
     Series F, 7.625%, 2/01/13 .....................................................................       15,000             15,508
     Series F, 7.625%, 2/01/15 .....................................................................        5,000              5,169
     Series F, 7.50%, 2/01/21 ......................................................................      110,000            113,669
     Series F, Pre-Refunded, 7.625%, 2/01/13 .......................................................      340,000            352,226
     Series F, Pre-Refunded, 7.625%, 2/01/14 .......................................................      275,000            284,889

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 BONDS (CONT.)

 NEW YORK (CONT.)

 New York City GO, (cont.)

     Series F, Pre-Refunded, 7.625%, 2/01/15 .......................................................  $    25,000       $     25,899
     Series F, Pre-Refunded, 7.50%, 2/01/21 ........................................................      575,000            595,390
     Series F, Pre-Refunded, 6.625%, 2/15/25 .......................................................    8,625,000          9,757,204
     Series G, 5.75%, 8/01/10 ......................................................................      505,000            535,866
     Series G, 6.125%, 10/15/11 ....................................................................   20,480,000         22,965,862
     Series G, 6.20%, 10/15/14 .....................................................................   10,000,000         11,167,700
     Series G, 7.50%, 2/01/22 ......................................................................       10,000             10,334
     Series G, Pre-Refunded, 7.50%, 2/01/22 ........................................................       50,000             51,763
     Series H, Pre-Refunded, 7.20%, 2/01/14 ........................................................      625,000            646,288
     Series H, Pre-Refunded, 7.20%, 2/01/15 ........................................................    1,375,000          1,422,121
     Series H, Pre-Refunded, 7.00%, 2/01/19 ........................................................    2,245,000          2,320,140
     Series H, Pre-Refunded, 7.00%, 2/01/20 ........................................................      280,000            289,372
     Series H, Pre-Refunded, 7.00%, 2/01/22 ........................................................       35,000             36,164
     Series I, 6.25%, 4/15/17 ......................................................................   16,030,000         17,572,567
     Series I, 6.25%, 4/15/27 ......................................................................    6,765,000          7,345,843
     Series I, Pre-Refunded, 6.25%, 4/15/17 ........................................................    9,340,000         10,770,888
     Series I, Pre-Refunded, 6.25%, 4/15/27 ........................................................   16,155,000         18,629,946
 New York City IDA,
     Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 .............    7,050,000          7,216,592
     IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ............................    7,500,000          7,078,500
 New York Counties Tobacco Trust II, Tobacco Settlement Pass Thru Bonds, 5.625%, 6/01/35 ...........    2,500,000          2,576,375
 New York State Dormitory Authority Revenue,
     City University System, Series 2, 6.00%, 7/01/26 ..............................................    6,100,000          6,685,234
     Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...................................   11,240,000         12,278,913
     State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .........................    5,000,000          5,712,550
 New York State HFA, Service Contract Obligation Revenue, Series A, 6.00%, 3/15/26 .................    4,975,000          5,467,077
 New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 .........................................   12,515,000         13,757,364
 New York State Medical Care Facilities Finance Agency Revenue, Hospital and Nursing, Series B,
     FHA Insured, 6.95%, 2/15/32 ...................................................................    3,305,000          3,415,453
     Pre-Refunded, 6.95%, 2/15/32 ..................................................................      695,000            722,800
 New York State Mortgage Agency Revenue, Homeowners Mortgage,
     Series 59, 6.10%, 10/01/15 ....................................................................    2,000,000          2,134,080
     Series 59, 6.15%, 10/01/17 ....................................................................    2,750,000          2,926,413
     Series 61, 5.80%, 10/01/16 ....................................................................    5,000,000          5,263,550
 New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
     Series 7, 5.70%, 1/01/27 ......................................................................    4,750,000          4,998,900
 Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 ..............    1,000,000            906,330
 Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
     Refunding, 6.80%, 11/01/14 ....................................................................    5,000,000          5,278,050
     7.00%, 11/01/30 ...............................................................................    7,000,000          7,385,910
 Port Authority of New York and New Jersey Special Obligation Revenue,
     2nd Installment, 6.50%, 10/01/01 ..............................................................      600,000            601,368
     3rd Installment, 7.00%, 10/01/07 ..............................................................    8,000,000          8,868,080
     4th Installment, Special Project, 6.75%, 10/01/11 .............................................      925,000            995,948
     5th Installment, 6.75%, 10/01/19 ..............................................................   17,500,000         18,617,200
     Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 .......................   10,000,000         10,190,100
     Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ......................   27,650,000         28,183,645
 Ulster County IDA, Civic Facility Revenue, Benedictine Hospital Project, Series A,
     6.40%, 6/01/14 ................................................................................      725,000            660,192
     6.45%, 6/01/24 ................................................................................    1,950,000          1,689,948
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
     Series A, 7.90%, 12/15/07 .....................................................................    1,005,000          1,012,749
                                                                                                                         -----------
                                                                                                                         458,907,015
                                                                                                                         -----------

 NORTH CAROLINA 1.6%
 North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series A, 5.75%, 1/01/26 ...........................................................   37,500,000         38,064,000
     Refunding, Series B, 5.75%, 1/01/24 ...........................................................   35,750,000         36,287,680
     Refunding, Series D, 6.75%, 1/01/26 ...........................................................    5,000,000          5,465,100
     Series D, 6.70%, 1/01/19 ......................................................................    2,000,000          2,199,160

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 BONDS (CONT.)

 NORTH CAROLINA (CONT.)

 North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
     3/01/16 ....................................................................................... $  2,640,000      $   2,807,086
     9/01/17 .......................................................................................    1,740,000          1,845,079
                                                                                                                         -----------
                                                                                                                          86,668,105
                                                                                                                         -----------

 NORTH DAKOTA .5%
 Mercer County PCR, Basin Electric Power Corp., Refunding,
  Second Series, AMBAC Insured, 6.05%, 1/01/19 .....................................................   24,655,000         26,803,437
                                                                                                                         -----------
 OHIO 2.9%
 Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc., Refunding,
     Series C, 6.05%, 10/01/09 .....................................................................   14,250,000         12,831,413
     Series E, 6.05%, 10/01/09 .....................................................................    4,000,000          3,601,800
 Franklin County Health Care Facilities Revenue,
     Ohio Presbyterian, Series A, 7.125%, 7/01/29 ..................................................    1,000,000          1,040,820
     Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ...................................    3,100,000          2,818,923
     Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ...................................    4,700,000          4,123,075
     Presbyterian Retirement Services, Series A, 6.625%, 7/01/13 ...................................    1,000,000          1,024,660
 Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding, Series A,
     6.625%, 7/01/14 ...............................................................................    1,000,000          1,002,590
     6.75%, 7/01/20 ................................................................................    2,000,000          1,982,940
 Montgomery County Health Systems Revenue,
     Series B-1, Pre-Refunded, 8.10%, 7/01/18 ......................................................    6,300,000          7,584,917
     Series B-2, Pre-Refunded, 8.10%, 7/01/18 ......................................................    6,500,000          7,841,226
     St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ...........................................    9,600,000         11,571,692
 Ohio State Air Quality Development Authority Revenue,
     Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 .................................   17,900,000         18,331,390
     PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ..................................    8,000,000          8,170,880
(c)Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 .................   16,650,000            832,500
 Ohio State Water Development Authority PCR, Facilities Revenue, Cleveland Electric, Refunding,
  Series A, 8.00%, 10/01/23 ........................................................................   27,700,000         29,878,328
 Ohio State Water Development Authority Revenue, Fresh Water Service, AMBAC Insured,
  5.90%, 12/01/21 ..................................................................................    9,250,000          9,836,820
 Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express, Project 1,
     7.00%, 4/01/04 ................................................................................    2,460,000          2,548,363
     7.25%, 4/01/09 ................................................................................    5,385,000          5,673,474
     7.375%, 4/01/14 ...............................................................................    8,200,000          8,643,292
     7.50%, 4/01/19 ................................................................................   14,365,000         14,821,232
 Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 ............    1,500,000          1,503,840
                                                                                                                         -----------
                                                                                                                         155,664,175
                                                                                                                         -----------

 OKLAHOMA .1%
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
  6.00%, 8/15/14 ...................................................................................    4,000,000          3,905,040
                                                                                                                         -----------

 OREGON 2.0%
 Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
     5.75%, 1/01/13 ................................................................................   13,000,000         12,797,330
     5.875%, 1/01/16 ...............................................................................   19,400,000         19,094,062
     6.00%, 1/01/25 ................................................................................   61,060,000         60,001,220
 Oregon State Department of Administrative Services COP, Series A, AMBAC Insured, 6.00%, 5/01/26 ...    9,400,000         10,874,672
 Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
  Linfield College Project, Series A, 6.75%, 10/01/25 ..............................................    5,220,000          5,558,726
                                                                                                                         -----------
                                                                                                                         108,326,010
                                                                                                                         -----------

 PENNSYLVANIA 5.9%
 Allegheny County Hospital Development Authority Revenue, Health System,
     Series A, MBIA Insured, 6.50%, 11/15/30 .......................................................   10,000,000         11,420,200
     Series B, 8.65%, 11/15/05 .....................................................................    2,000,000          2,021,140
     Series B, 9.25%, 11/15/15 .....................................................................   25,000,000         26,322,000
     Series B, 9.25%, 11/15/22 .....................................................................   25,000,000         26,322,000
     Series B, 9.25%, 11/15/30 .....................................................................   12,000,000         12,634,560
Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
     6.10%, 7/15/20 ................................................................................    5,500,000          5,636,895
     Series A, 6.70%, 12/01/20 .....................................................................    9,400,000          9,792,168

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 BONDS (CONT.)

 PENNSYLVANIA (CONT.)
 Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...................... $  4,000,000      $   4,259,160
 Chartiers Valley Industrial and Commercial Development Authority Revenue, Asbury Health Center
  Project, Refunding, 7.40%, 12/01/15 ..............................................................    5,250,000          5,326,178
 Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
     6.10%, 1/01/04 ................................................................................    1,310,000          1,355,575
     6.10%, 1/01/06 ................................................................................    2,140,000          2,242,955
     6.50%, 1/01/08 ................................................................................      425,000            456,760
     6.10%, 7/01/13 ................................................................................   20,500,000         21,310,365
     6.20%, 7/01/19 ................................................................................    6,500,000          6,755,905
 Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 ............................    1,650,000          1,713,063
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project,
  Refunding, Series A, MBIA Insured, 6.15%, 8/01/29 ................................................    4,000,000          4,411,480
 Montgomery County Higher Education and Health Authority Revenue, First Mortgage, Holy Redeemer
  Long Term Care, Series A, Pre-Refunded,
     8.20%, 6/01/06 ................................................................................    1,120,000          1,172,192
     8.00%, 6/01/22 ................................................................................    3,500,000          3,671,570
 Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 .........................................   10,000,000         10,248,800
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
     6.25%, 9/01/04 ................................................................................    4,090,000          4,250,737
     6.60%, 9/01/09 ................................................................................   16,000,000         17,115,200
     6.70%, 9/01/14 ................................................................................   20,760,000         22,278,802
     6.75%, 9/01/19 ................................................................................   15,800,000         16,960,194
 Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15    10,000,000         10,569,100
 Pennsylvania State Higher Educational Facilities Authority Health Services Revenue, Allegheny
  Delaware Valley Obligation Group, Series A, MBIA Insured, 5.875%, 11/15/16 .......................   13,000,000         13,930,800
 Philadelphia Gas Works Revenue,
     14th Series A, Pre-Refunded, 6.375%, 7/01/26 ..................................................      885,000            960,845
     Refunding, 14th Series, 6.375%, 7/01/26 .......................................................    1,965,000          1,983,609
 Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ..............................................    3,080,000          3,268,558
 Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
     5.85%, 5/15/13 ................................................................................    2,200,000          2,073,588
     5.75%, 5/15/18 ................................................................................    1,500,000          1,349,595
 Philadelphia Municipal Authority Revenue, Lease,
     Refunding, Series D, 6.30%, 7/15/17 ...........................................................    3,500,000          3,565,625
     Sub Series C, 8.625%, 11/15/16 ................................................................      835,000            855,875
     Sub Series D, 6.25%, 7/15/13 ..................................................................    3,000,000          3,071,250
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..............................   13,450,000         14,594,461
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%, 1/01/10    26,305,000         26,766,127
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
  Series A, MBIA Insured, 5.75%, 7/01/16 ...........................................................    8,130,000          8,751,620
 South Wayne County Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 ...................    7,390,000          7,639,265
 Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured, 6.05%, 4/01/14 ..    5,025,000          5,495,642
                                                                                                                         -----------
                                                                                                                         322,553,859
                                                                                                                         -----------

 RHODE ISLAND .3%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
     Series 17-A, 6.25%, 4/01/17 ...................................................................    5,000,000          5,270,500
 Rhode Island State Health and Educational Building Corp. Revenue,
     Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ....................    3,500,000          3,716,090
     Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 ...................................    6,000,000          6,217,680
 West Warwick GO, Series A,
     7.00%, 8/15/02 ................................................................................       35,000             35,557
     7.30%, 7/15/08 ................................................................................      690,000            759,469
                                                                                                                         -----------
                                                                                                                          15,999,296
                                                                                                                         -----------

 SOUTH CAROLINA .6%
 Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc.,
     8.00%, 11/01/13 ...............................................................................    3,270,000          3,229,583
 Piedmont Municipal Power Agency Electric Revenue, Refunding,
     6.60%, 1/01/21 ................................................................................    3,660,000          3,668,638
     Series A, AMBAC Insured, 6.55%, 1/01/16 .......................................................    4,110,000          4,119,289
 South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Series A, 6.625%, 4/01/36 ...............   11,400,000         11,643,732

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

 SOUTH CAROLINA (CONT.)
South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes, Refunding,
     5.65%, 5/01/18 ................................................................................ $  1,200,000      $   1,107,360
     5.70%, 5/01/26 ................................................................................    2,000,000          1,791,000
 Tobacco Settlement Revenue Management Authority Tobacco Settlement Revenue,
     Series B, 6.375%, 5/15/30 .....................................................................    6,750,000          7,460,910
                                                                                                                         -----------
                                                                                                                          33,020,512
                                                                                                                         -----------

 SOUTH DAKOTA .2%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 .......................    5,000,000          5,288,550
 South Dakota Health and Educational Facilities Authority Revenue, Prairie Lakes Health Care,
     Pre-Refunded, 7.25%, 4/01/22 ..................................................................    2,480,000          2,700,968
     Refunding, 7.25%, 4/01/22 .....................................................................    1,020,000          1,058,138
                                                                                                                         -----------
                                                                                                                           9,047,656
                                                                                                                         -----------

 TENNESSEE .1%
 Memphis-Shelby County Airport Authority Special Facilities
  and Project Revenue, Federal Express Corp., 7.875%, 9/01/09 ......................................    6,000,000          6,188,460
 Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 .................................      165,000            174,661
                                                                                                                         -----------
                                                                                                                           6,363,121
                                                                                                                         -----------

 TEXAS 2.1%
 Alliance Airport Authority Special Facilities Revenue,
  American Airlines Inc. Project, 7.50%, 12/01/29 ..................................................   10,000,000         10,213,200
 Austin Convention Enterprised Inc. Convention Center Revenue, First Tier,
  Series A, 6.70%, 1/01/32 .........................................................................   10,000,000         10,464,000
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
  Refunding, FSA Insured, ETM, 6.00%, 11/15/15 .....................................................    8,750,000          9,601,463
 Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 .......................................    3,810,000          3,961,295
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 .............................    5,000,000          4,366,850
 Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System, Refunding,
  6.25%, 8/15/29 ...................................................................................   10,975,000          9,136,249
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
     5.60%, 1/01/27 ................................................................................    8,640,000          5,701,450
     Series A, 5.60%, 4/01/18 ......................................................................    4,500,000          3,182,985
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured,
     6.10%, 4/01/18 ................................................................................    7,000,000          7,706,370
 Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding,
     Series A, 6.50%, 10/01/08 .....................................................................      755,000            766,665
     Series A, 6.75%, 10/01/14 .....................................................................   12,990,000         13,196,931
     Series A, 6.25%, 10/01/17 .....................................................................    4,795,000          4,785,122
     Series B, 5.75%, 10/01/08 .....................................................................    1,315,000          1,320,273
     Series B, 6.125%, 10/01/13 ....................................................................    5,340,000          5,358,690
     Series B, 5.50%, 10/01/20 .....................................................................   11,255,000         10,693,826
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 ....................    7,430,000          7,756,920
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 .......................    4,000,000          4,184,720
                                                                                                                         -----------
                                                                                                                         112,397,009
                                                                                                                         -----------

 U.S. TERRITORIES 4.1%
 District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 ..........................................................    2,355,000          2,503,294
     Refunding, Series A, 6.00%, 6/01/07 ...........................................................    8,930,000          9,618,592
     Series A, ETM, 5.875%, 6/01/05 ................................................................    5,445,000          5,965,814
     Series A, ETM, 6.00%, 6/01/07 .................................................................    2,845,000          3,208,420
     Series A, Pre-Refunded, 6.375%, 6/01/11 .......................................................   22,770,000         26,172,749
     Series A, Pre-Refunded, 6.375%, 6/01/16 .......................................................   27,230,000         31,299,251
     Series E, FSA Insured, 6.00%, 6/01/11 .........................................................    5,000,000          5,347,500
 District of Columbia Hospital Revenue,
     Medlantic Healthcare Group, Refunding, Series A, MBIA Insured, ETM, 5.875%, 8/15/19 ...........    8,850,000          9,529,680
     Washington Hospital Center Corp., Series A, Pre-Refunded, 7.00%, 8/15/05 ......................    1,135,000          1,180,411
     Washington Hospital Center Corp., Series A, Pre-Refunded, 7.125%, 8/15/19 .....................    4,500,000          4,778,145
 District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena
  Special Tax Revenue, 5.625%, 11/01/10 ............................................................      510,000            510,000
 District of Columbia Revenue,
     Carnegie Endowment Revenue, 5.75%, 11/15/26 ...................................................    5,410,000          5,655,452
     Methodist Home Issue, 6.00%, 1/01/29 ..........................................................    4,750,000          4,092,458
 District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
     6.50%, 5/15/33 ................................................................................   26,000,000         29,323,580

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 BONDS (CONT.)

 U.S. TERRITORIES (CONT.)

 Northern Mariana Islands Commonwealth Ports Authority Airport
  Revenue, senior lien, Series A, 6.25%, 3/15/28 ................................................... $ 14,415,000      $  15,016,970
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%, 3/15/28 ...    8,740,000          9,322,608
 Puerto Rico Commonwealth Infrastructure Financing Authority
  Special Tax Revenue, Series A, 7.75%, 7/01/08 ....................................................      700,000            702,590
 Virgin Islands PFAR,
     Matching Fund Loan Notes, Series A, Pre-Refunded, 7.25%, 10/01/18 .............................   14,000,000         15,003,940
     sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ..............................   15,000,000         15,242,850
     sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 .............................    7,000,000          7,165,060
     sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ..............................   15,000,000         15,357,150
 Virgin Islands Water and Power Authority Water System Revenue, Series B, Pre-Refunded,
  7.60%, 1/01/12 ...................................................................................    4,000,000          4,248,400
                                                                                                                         -----------
                                                                                                                         221,244,914
                                                                                                                         -----------

 UTAH .1%
 Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 .........................................    2,000,000          2,077,520
 Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental
  Services, Refunding, Series A, 7.45%, 7/01/17 ....................................................    2,500,000          2,529,075
(c)Tooele County PCR, Laidlaw Environmental, Refunding, Series A, 7.55%, 7/01/27 ...................    3,500,000            140,000
   Utah State HFA, SFM,
     Series A-2, 9.625%, 7/01/02 ...................................................................       10,000             10,021
     Series A-2, 9.45%, 7/01/03 ....................................................................       10,000             10,045
     Series B-2, 9.45%, 7/01/03 ....................................................................       10,000             10,062
     Series C-2, 9.05%, 7/01/03 ....................................................................       15,000             15,271
     Series D-2, 9.00%, 7/01/03 ....................................................................       65,000             66,166
     Series E-1, 8.70%, 7/01/03 ....................................................................       90,000             91,561
     Sub Series B-2, 8.70%, 7/01/04 ................................................................      185,000            189,340
     Sub Series D, 8.45%, 7/01/04 ..................................................................       75,000             75,319
                                                                                                                         -----------
                                                                                                                           5,214,380
                                                                                                                         -----------

 VERMONT .3%
 Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
     Series A, AMBAC Insured, 6.00%, 12/01/23 ......................................................   15,000,000         16,402,200
                                                                                                                          ---------
 VIRGINIA .5%
 Virginia Beach Development Authority Residential Care Facility Mortgage Revenue, Westminster
  Canterbury Project, Series A,
     7.125%, 11/01/23 ..............................................................................    5,000,000          5,440,050
     7.25%, 11/01/32 ...............................................................................    9,000,000          9,833,310
 Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 ..............    9,715,000         10,185,206
                                                                                                                         -----------
                                                                                                                          25,458,566
                                                                                                                         -----------

 WEST VIRGINIA .2%
 West Virginia State Hospital Finance Authority Hospital Revenue, Logan General
  Hospital Project, Refunding and Improvement, 7.25%, 7/01/20 ......................................     15,000,000        9,124,050
 West Virginia State Water Development Authority Revenue, Solid Waste Management,
  Series C, 8.125%, 8/01/15 ........................................................................      2,135,000        2,186,368
                                                                                                                         -----------
                                                                                                                          11,310,418
                                                                                                                         -----------

 WISCONSIN .3%
 Kaukauna Environmental Improvement Revenue, International Paper Company Project,
  Series A, 6.70%, 5/01/24 .........................................................................    4,100,000          4,401,801
 Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 ........................    2,275,000          2,389,160
 Wisconsin State Health and Educational Facilities Authority Revenue, Franciscan Skemp Medical
  Center Inc. Project, 6.25%, 11/15/20 .............................................................    9,510,000         10,164,288
                                                                                                                         -----------
                                                                                                                          16,955,249
                                                                                                                         -----------

 WYOMING .2%
 Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ...............   10,500,000         10,990,035
 Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 ............................................    1,000,000          1,052,070
                                                                                                                         -----------
                                                                                                                          12,042,105
                                                                                                                         -----------

 TOTAL BONDS........................................................................................                   4,943,150,672
                                                                                                                       -------------

 ZERO COUPON BONDS 6.4%
 CALIFORNIA 5.0%
 Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, 1/15/22 ......................................................   49,115,000         14,980,075
     Capital Appreciation, Refunding, 1/15/31 ......................................................    4,000,000            705,200

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 ZERO COUPON BONDS (CONT.)

 CALIFORNIA (CONT.)

 Foothill/Eastern Corridor Agency Toll Road Revenue, (cont.)
     Capital Appreciation, Refunding, 1/15/34 ...................................................... $  4,500,000       $    659,745
     Capital Appreciation, Refunding, 1/15/36 ......................................................    4,000,000            518,520
     Convertible Capital Appreciation, Refunding, 1/15/23 ..........................................   35,000,000         23,404,150
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
     7/01/09 .......................................................................................    3,750,000          2,732,363
     7/01/10 .......................................................................................    4,500,000          3,108,195
     7/01/12 .......................................................................................    4,500,000          2,798,145
     7/01/13 .......................................................................................    4,250,000          2,491,393
     7/01/14 .......................................................................................    2,250,000          1,245,015
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     junior lien, ETM, 1/01/04 .....................................................................    7,400,000          6,940,978
     junior lien, ETM, 1/01/05 .....................................................................    8,000,000          7,256,560
     junior lien, ETM, 1/01/06 .....................................................................    9,000,000          7,863,390
     junior lien, ETM, 1/01/07 .....................................................................    9,400,000          7,885,566
     junior lien, ETM, 1/01/08 .....................................................................   10,400,000          8,336,744
     junior lien, ETM, 1/01/09 .....................................................................   21,900,000         16,578,081
     junior lien, ETM, 1/01/10 .....................................................................   15,000,000         10,745,400
     junior lien, ETM, 1/01/12 .....................................................................   30,100,000         19,403,965
     junior lien, ETM, 1/01/24 .....................................................................   52,700,000         17,125,919
     junior lien, ETM, 1/01/25 .....................................................................   45,200,000         13,903,972
     junior lien, ETM, 1/01/26 .....................................................................  131,900,000         38,572,836
     junior lien, ETM, 1/01/27 .....................................................................  139,100,000         38,577,994
     senior lien, Refunding, Series A, 1/15/23 .....................................................   20,000,000         14,992,800
     senior lien, Refunding, Series A, 1/15/24 .....................................................   20,000,000         14,923,200
                                                                                                                         -----------
                                                                                                                         275,750,206
                                                                                                                         -----------

 ILLINOIS .2%
 Robbins Resource Recovery Revenue, Restructuring Project, Series D, 10/15/09 ......................   22,651,189          9,056,625

 KENTUCKY .4%
 Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
  Series C, MBIA Insured, zero cpn. to 10/01/05,
     6.10% thereafter, 10/01/22 ....................................................................   15,975,000         13,422,674
     6.15% thereafter, 10/01/27 ....................................................................   10,000,000          8,395,800

                                                                                                                         -----------
                                                                                                                          21,818,474
                                                                                                                         -----------

 NEW YORK .3%
 MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
     7/15/21 .......................................................................................      428,010            157,747
     1/15/22 .......................................................................................      649,658            232,110
 Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation,
  zero cpn. to 7/15/02, 6.75% thereafter, 7/15/29 ..................................................   15,000,000         15,327,116
                                                                                                                         -----------
                                                                                                                          15,716,973
                                                                                                                         -----------

 OHIO .2%
 Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation, zero cpn. to 12/01/01,
     6.30% thereafter, 12/01/05 ....................................................................    1,700,000          1,825,273
     6.40% thereafter, 12/01/06 ....................................................................    1,685,000          1,830,786
     6.50% thereafter, 12/01/07 ....................................................................    1,750,000          1,930,268
     6.90% thereafter, 12/01/16 ....................................................................    2,500,000          2,714,875
                                                                                                                         -----------
                                                                                                                           8,301,202
                                                                                                                         -----------

 SOUTH CAROLINA
 Connector 2000 Association Inc. Toll Road Revenue, Series B,
     1/01/30 .......................................................................................      750,000             93,990
     1/01/33 .......................................................................................   20,750,000          2,086,828
                                                                                                                         -----------
                                                                                                                           2,180,818
                                                                                                                         -----------

 FRANKLIN TAX-FREE TRUST

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON BONDS (CONT.)

 TENNESSEE .3%

 Johnson City Health and Educational Facilities Board Hospital Revenue,
 Refunding, First Mortgage Mountain States Health,
 Series A, MBIA Insured,
     7/01/27 ....................................................................................... $ 19,365,000      $   4,723,317
     7/01/28                                                                                           19,400,000          4,468,596
     7/01/29 .......................................................................................   19,365,000          4,200,075
     7/01/30 .......................................................................................   19,370,000          3,965,426
                                                                                                                         -----------
                                                                                                                          17,357,414
                                                                                                                         -----------
 TOTAL ZERO COUPON BONDS ...........................................................................                     350,181,712
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $5,217,370,285) .................................................                   5,293,332,384
                                                                                                                       -------------

(a)SHORT TERM INVESTMENTS 1.8%
 CALIFORNIA .3%
 California Statewide CDA, COP, North California Retired
 Officers, Daily VRDN and Put, 2.30%, 6/01/26 ......................................................    8,200,000          8,200,000
 Irvine 1915 Act, AD No. 89-10, Daily VRDN and Put, 2.35%, 9/02/15 .................................    1,600,000          1,600,000
 Orange County Sanitation Districts COP, Refunding,
     Series A, Daily VRDN and Put, 2.35%, 8/01/29 ..................................................    7,550,000          7,550,000
     Series B, Daily VRDN and Put, 2.35%, 8/01/30 ..................................................    3,300,000          3,300,000
                                                                                                                         -----------
                                                                                                                          20,650,000
                                                                                                                         -----------

 FLORIDA .2%
 Hillsborough County IDA, PCR, Daily VRDN and Put, 2.50%, 5/15/18 ..................................    3,400,000          3,400,000
 Jacksonville PCR, Florida Power and Light Co. Project, Refunding,
 Daily VRDN and Put, 2.40%, 5/01/29 ................................................................    1,400,000          1,400,000
 Orange County School Board COP, Series B, Daily VRDN and Put, 2.50%, 8/01/25 ......................    3,750,000          3,750,000
 Pinellas County HFA, MFR, McGregor Project, Refunding, Weekly VRDN and Daily
 Put, 2.10%, 7/01/07 ...............................................................................      200,000            200,000
                                                                                                                         -----------
                                                                                                                           8,750,000
                                                                                                                         -----------

 GEORGIA .1%
 Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
 1st Series, Daily VRDN and Put, 2.45%, 4/01/32 ....................................................    3,900,000          3,900,000
                                                                                                                         -----------

 INDIANA
 Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 2.40%, 4/01/22 .............      400,000            400,000
                                                                                                                         -----------

 KENTUCKY
 Kentucky Area Development Districts Financing Trust Lease Program Revenue,
 Ewing Acquisition Project, Weekly VRDN and Put,
 2.20%, 6/01/33 ....................................................................................      500,000            500,000
                                                                                                                         -----------

 LOUISIANA .1%
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
 Loop Inc. Project, First Stage, ACES, Refunding,
 Weekly VRDN and Put, 2.55%, 9/01/06 ...............................................................    3,000,000          3,000,000
                                                                                                                         -----------

 MASSACHUSETTS .1%
 Massachusetts State Health and Educational Facilities Authority Revenue,
 Capital Assets Program, Series D, MBIA Insured,
 Daily VRDN and Put, 2.40%, 1/01/35 ................................................................     4,800,000         4,800,000
                                                                                                                         -----------

 MINNESOTA .1%
 Hennepin County GO,
     Series B, Weekly VRDN and Put, 1.90%, 12/01/20 ................................................    1,500,000          1,500,000
     Series C, Weekly VRDN and Put, 1.90%, 12/01/10 ................................................    1,000,000          1,000,000

 Minneapolis GO,
     Block E Bonds, Series A, Weekly VRDN and Put, 1.90%, 3/01/27 ..................................    2,900,000          2,900,000
     Series A, Weekly VRDN and Put, 1.90%, 12/01/05 ................................................    1,200,000          1,200,000
     Series B, Weekly VRDN and Put, 1.90%, 12/01/05 ................................................      700,000            700,000
                                                                                                                         -----------
                                                                                                                           7,300,000
                                                                                                                         -----------

 NEW MEXICO
 Farmington PCR, Arizona Public Service Co., Series A, Daily VRDN and Put,
 2.55%, 5/01/24 ....................................................................................    1,000,000          1,000,000
                                                                                                                         -----------

 NEW JERSEY .1%
 New Jersey EDA Revenue, El Dorado Terminals, Refunding,
 Series A, Daily VRDN and Put, 2.35%, 12/01/21 .....................................................    4,100,000          4,100,000
                                                                                                                         -----------

 NEW YORK .5%
 Long Island Power Authority Electric Systems Revenue, Sub Series 2,
 Daily VRDN and Put, 2.45%, 5/01/33 ................................................................    6,300,000          6,300,000
 New York City GO,
     Series H, Sub Series H-3, Daily VRDN and Put, 2.45%, 8/01/22 ..................................    1,350,000          1,350,000
     Sub Series E-3, Daily VRDN and Put, 2.45%, 8/01/23 ............................................    1,950,000          1,950,000

 FRANKLIN TAX-FREE TRUST


 STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS (CONT.)

 NEW YORK (CONT.)

 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Series C, FGIC Insured, Daily VRDN and Put, 2.40%, 6/15/23 .................................... $  3,600,000      $   3,600,000
     Series F-1, Daily VRDN and Put, 2.40%, 6/15/33 ................................................    1,100,000          1,100,000
     Series G, FGIC Insured, Daily VRDN and Put, 2.45%, 6/15/24 ....................................    2,750,000          2,750,000
 New York City GO, sub. series A-7, Daily VRDN and Put, 2.45%, 8/01/19 .............................    2,200,000          2,200,000
 New York State Energy Research and Development Authority PCR, New York State
 Electric and Gas, Series D, Daily VRDN and Put,
 2.35%, 10/01/29 ...................................................................................    1,100,000          1,100,000
 New York State Job Development Authority Revenue, State Guaranteed,
     Registered Bond Purchase Agreement, Series A-1 to A-21,
     Daily VRDN and Put, 2.50%, 3/01/03 ............................................................    5,000,000          5,000,000
     Series B-1 Through B-9, Daily VRDN and Put, 2.50%, 3/01/03 ....................................    4,175,000          4,175,000
                                                                                                                         -----------
                                                                                                                          29,525,000
                                                                                                                         -----------

 NORTH CAROLINA
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
 Series B, Weekly VRDN and Put, 2.05%, 1/15/26 .....................................................      300,000            300,000
                                                                                                                         -----------

 TEXAS .1%
 Harris County Health Facilities Development Corp. Revenue, Saint Lukes
 Episcopal Hospital, Series B, Daily VRDN and Put,
 2.50%, 2/15/27 ....................................................................................    3,000,000          3,000,000
                                                                                                                         -----------

 WASHINGTON .1%
 Washington State Health Care Facilities Authority Revenue,
 Sisters of Providence, Series D, Daily VRDN and Put, 2.55%, 10/01/05 ..............................    4,800,000          4,800,000
                                                                                                                         -----------

 WYOMING .1%
 Uinta County PCR, Chevron USA Inc. Project, Refunding,
 Daily VRDN and Put, 2.50%, 8/15/20 ................................................................    3,680,000          3,680,000
                                                                                                                         -----------
 TOTAL SHORT TERM INVESTMENTS (COST $95,705,000) ...................................................                      95,705,000
                                                                                                                         -----------
 TOTAL INVESTMENTS (COST $5,313,075,285) 99.0% .....................................................                   5,389,037,384
 OTHER ASSETS, LESS LIABILITIES 1.0% ...............................................................                      52,979,142
                                                                                                                       -------------
 NET ASSETS 100.0% .................................................................................                  $5,442,016,526
                                                                                                                      --------------




See glossary of terms on page 117.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c)See Note 6 regarding defaulted securities.

(d)The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                     SIX MONTHS ENDED
                                                     AUGUST 31, 2001                       YEAR ENDED FEBRUARY 28,
                                                                      -----------------------------------------------------------
CLASS A                                                (UNAUDITED)      2001       2000(d)        1999         1998        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $  11.70      $  10.99    $  11.96      $  11.92     $  11.61    $  11.68
                                                        -------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                                   .29           .59         .60           .61          .63         .64
  Net realized and unrealized gains (losses)                 .25           .71        (.96)          .05          .32        (.06)
                                                        -------------------------------------------------------------------------
Total from investment operations                             .54          1.30        (.36)          .66          .95         .58
                                                        -------------------------------------------------------------------------
Less distributions from net investment income               (.30)         (.59)       (.61)(e)      (.62)        (.64)       (.65)
                                                        -------------------------------------------------------------------------
Net asset value, end of period                          $  11.94      $  11.70    $  10.99      $  11.96     $  11.92    $  11.61
                                                        -------------------------------------------------------------------------
Total return(b)                                             4.64%        12.16%      (3.08)%        5.63%        8.37%       5.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $712,917      $654,709    $617,407      $681,818     $636,929    $574,691
Ratios to average net assets:
  Expenses                                                   .66%(c)       .67%        .65%          .65%         .66%        .64%
  Net investment income                                     4.90%(c)      5.24%       5.23%         5.06%        5.34%       5.58%
Portfolio turnover rate                                     3.58%        20.19%      21.21%         5.43%       12.77%       8.87%

CLASS B
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $  11.74      $  11.00    $  10.89
                                                        ----------------------------------
Income from investment operations:
  Net investment income(a)                                   .25           .54         .06
  Net realized and unrealized gains                          .25           .73         .10
                                                        ----------------------------------
Total from investment operations                             .50          1.27         .16
                                                        ----------------------------------
Less distributions from net investment income               (.26)         (.53)       (.05)
                                                        ----------------------------------
Net asset value, end of period                          $  11.98      $  11.74    $  11.00
                                                        ----------------------------------

Total return(b)                                             4.33%        11.81%       1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $ 22,784      $  9,798    $    226
Ratios to average net assets:
  Expenses                                                  1.21%(c)      1.21%       1.20%(c)
  Net investment income                                     4.33%(c)      4.64%       4.66%(c)
Portfolio turnover rate                                     3.58%        20.19%      21.21%

(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

(e)  The fund made a capital gain distribution of $.003.

FRANKLIN TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (cont.)

                                               SIX MONTHS ENDED
                                                AUGUST 31, 2001                      YEAR ENDED FEBRUARY 28,
CLASS C                                           (UNAUDITED)         2001        2000        1999        1998       1997
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period               $ 11.77          $ 11.05     $ 12.03     $ 11.98     $ 11.66     $ 11.72
                                                   ------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                             .25              .53         .54         .54         .56         .57
  Net realized and unrealized gains (losses)           .25              .72        (.98)        .06         .33        (.05)
                                                   ------------------------------------------------------------------------
Total from investment operations                       .50             1.25        (.44)        .60         .89         .52
                                                   ------------------------------------------------------------------------
Less distributions from net
investment income                                     (.26)            (.53)     (.54)(d)      (.55)       (.57)       (.58)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                     $ 12.01          $ 11.77     $ 11.05     $ 12.03     $ 11.98     $ 11.66
                                                   ------------------------------------------------------------------------
Total return(b)                                       4.33%           11.59%      (3.69)%      5.09%       7.84%       4.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                  $63,064          $53,381     $46,403     $48,715     $28,139     $13,095
Ratios to average net assets:
  Expenses                                            1.21%(c)         1.21%       1.20%       1.21%       1.21%       1.21%
  Net investment income                               4.35%(c)         4.69%       4.67%       4.50%       4.77%       5.01%
Portfolio turnover rate                               3.58%           20.19%      21.21%       5.43%      12.77%       8.87%


(a)  Based on average shares outstanding effective year ended February 29, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  The fund made a capital gain distribution of $.003.



98                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                          PRINCIPAL
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.4%
   BONDS 97.4%
   Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 ......................................   $ 4,100,000  $  4,371,420
   Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 ...............................     1,000,000     1,098,210
   Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, MBIA Insured,       9,500,000    12,154,205
    ETM, 7.40%, 7/01/16
   Atlantic County Utilities Authority, Solid Waste Revenue,
       7.00%, 3/01/08 .................................................................................     2,000,000     2,007,500
       7.125%, 3/01/16 ................................................................................     6,600,000     6,633,000
   Bergen County Utility Authority Solid Waste System Revenue, Series A, FGIC Insured, 6.25%, 6/15/11 .     1,325,000     1,385,354
   Branchburg Township Board of Education GO, FGIC Insured, 5.00%,
       7/15/26 ........................................................................................     1,230,000     1,239,446
       7/15/27 ........................................................................................     1,300,000     1,308,983
       7/15/28 ........................................................................................     1,365,000     1,373,367
       7/15/29 ........................................................................................     1,440,000     1,447,704
   Camden County Improvement Authority Health System Revenue, Catholic Health East, Series B, AMBAC        11,600,000    11,623,432
    Insured, 5.00%, 11/15/28
   Cape May County IPC, Financing Authority Revenue, Atlantic City Electric Co., Refunding, Series A,       5,400,000     6,828,840
    MBIA Insured, 6.80%, 3/01/21
   Carteret Board of Education COP, MBIA Insured,
       5.75%, 1/15/30 .................................................................................     1,155,000     1,248,278
       Pre-Refunded, 6.25%, 4/15/19 ...................................................................     2,750,000     3,073,895
   Church Street Corp. Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 3/01/11 .........     1,890,000     1,963,823
   Delaware River and Bay Development Authority Revenue,
       FGIC Insured, 5.25%, 1/01/26 ...................................................................     9,000,000     9,163,890
       Series A, AMBAC Insured, 5.75%, 1/01/29 ........................................................     4,000,000     4,293,320
   Delaware River Port Authority Pennsylvania and New Jersey Revenue, Delaware River Bridges Revenue,
    FSA Insured, 5.75%,
       1/01/22 ........................................................................................     8,500,000     9,211,535
       1/01/26 ........................................................................................    10,000,000    10,808,300
   East Orange GO, Water Utility, AMBAC Insured, 5.70%,
       6/15/23 ........................................................................................     1,200,000     1,277,604
       6/15/24 ........................................................................................     1,385,000     1,477,061
       6/15/25 ........................................................................................     1,465,000     1,551,875
   Egg Harbor Township School District, Refunding, FGIC Insured, 5.125%, 7/15/24 ......................     4,870,000     4,973,488
   Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste Management
    Inc. Project, Refunding,
       Series A, 6.85%, 12/01/29 ......................................................................     1,375,000     1,539,945
       Series B, 7.00%, 12/01/29 ......................................................................     1,250,000     1,390,200
   Guam Power Authority Revenue, Refunding, Series A, 5.25%, 10/01/34 .................................     4,000,000     4,002,680
   Higher Education Student Assistance Authority Student Loan Revenue, Series A, MBIA Insured, 6.15%,
       6/01/19 ........................................................................................     2,500,000     2,711,950
   Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 .........................     7,120,000     7,215,194
   Hoboken Parking Authority Parking Revenue, 5.30%, 5/01/27 ..........................................     3,600,000     3,716,748
   Howell Township GO, Refunding, FGIC Insured, 6.80%, 1/01/14 ........................................     1,750,000     1,806,490
   Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project, Series A,         6,510,000     6,403,301
       6.125%, 1/01/29
   Jersey City GO, FSA Insured,
       5.00%, 3/01/21 .................................................................................     1,500,000     1,518,615
       Series A, 5.625%, 3/01/20 ......................................................................     1,000,000     1,080,330
   Lafayette Yard Community Development Revenue, Hotel/Conference Center Project-Trenton Guaranteed,
    (b)FGIC Insured, 5.00%, 4/01/25 ...................................................................     1,750,000     1,761,848
       MBIA Insured, 6.00%, 4/01/29 ...................................................................     1,750,000     2,029,423
       MBIA Insured, 5.80%, 4/01/35 ...................................................................     2,520,000     2,885,954
(b)Lopatcong Township Board of Education GO, Refunding, FGIC Insured, 5.00%, 7/15/30 ..................     1,075,000     1,075,000
   Middlesex County COP, MBIA Insured,
       5.00%, 8/01/31 .................................................................................     3,250,000     3,254,875
       Pre-Refunded, 6.125%, 2/15/19 ..................................................................     1,300,000     1,409,265
   Middletown Township GO, Board of Education,
       MBIA Insured, 5.85%, 8/01/24 ...................................................................     4,295,000     4,836,213
       MBIA Insured, 5.85%, 8/01/25 ...................................................................     4,300,000     4,841,843
       Refunding, FSA Insured, 5.00%, 8/01/22 .........................................................     2,500,000     2,528,550
   Monroe Township Municipal Utilities Authority Middlesex County Revenue, Refunding, FGIC Insured,         1,000,000     1,005,920
    5.00%, 2/01/26
   New Jersey EDA,
       EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 ....................     3,180,000     3,261,249
       EDR, School Revenue, Blair Academy, 1995 Project, Series P, 6.90%, 12/01/11 ....................       355,000       364,070
       Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 .................     6,370,000     6,540,652

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   New Jersey EDA, (cont.)
       Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 .................   $ 2,550,000   $ 2,608,166
       Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 .................     2,720,000     2,799,070
       Lease Revenue, International Center for Public Health Project, University of Medicine and
        Dentistry, AMBAC Insured, 6.00%, 6/01/32 ......................................................     5,000,000     5,506,050
       Market Transition Facilities Revenue, senior lien, Series A, MBIA Insured, 5.875%, 7/01/11 .....     3,000,000     3,260,910
       Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC Insured,
           6.25%, 8/01/24 .............................................................................     8,200,000     8,994,252
       PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ............................................       550,000       568,260
       School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ..........................     1,640,000     1,727,297
       State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%, 3/15/20 .     4,605,000     4,925,278
       Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 .................................     7,440,000     7,685,966
       Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A, MBIA Insured,
         5.80%, 3/01/24 ...............................................................................     1,000,000     1,053,240
       Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 ..........................     6,000,000     6,139,800
   New Jersey EDA Revenue,
       Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 ............     2,500,000     2,643,125
       Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ...........................     5,110,000     5,388,393
       School Facilities Construction, Series A, AMBAC Insured, 5.00%, 6/15/21 ........................    20,000,000    20,245,400
       Transportation Project, sub. lease, Series A, FSA Insured, 5.25%, 5/01/17 ......................     5,000,000     5,220,450
       Transportation Project, sub. lease, Series A, FSA Insured, 5.00%, 5/01/18 ......................     2,000,000     2,047,100
   New Jersey Health Care Facilities Financing Authority Revenue,
       Atlantic City Medical Center, Series C, 6.80%, 7/01/11 .........................................     2,500,000     2,608,050
       Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ...............................     7,500,000     7,518,750
       Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ..........................     6,000,000     6,016,740
       Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ..............................................     5,725,000     5,828,565
       Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 .............................     5,000,000     5,136,450
       Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 ..............................     1,200,000     1,106,736
       East Orange General Hospital, Series B, 7.75%, 7/01/20 .........................................     5,080,000     4,693,158
       Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ...........................................     4,600,000     5,027,294
       Hackensack University Medical Center, 6.00%, 1/01/34 ...........................................    10,000,000    10,546,300
       Holy Name Hospital, 6.00%, 7/01/25 .............................................................     3,000,000     3,052,080
       Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ..............................................     3,000,000     3,088,920
       Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 .........................       975,000     1,013,464
       JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ...........................     7,855,000     7,887,834
       Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ....................     7,000,000     7,014,350
       Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 .........................     6,500,000     6,732,570
       Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ..........................    20,000,000    20,408,800
       Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/16 ...................     4,900,000     5,434,247
       Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/24 ...................     8,250,000     9,149,498
       Pascack Valley Hospital Association, 5.125%, 7/01/28 ...........................................     6,000,000     4,341,600
       Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ........................................     5,000,000     5,315,750
       Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ....................................     2,000,000     2,005,000
       St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 .........................     8,000,000     8,053,600
       St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%, 7/01/16 ........     1,000,000     1,079,190
       St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%, 7/01/26 ........     1,000,000     1,091,800
       St. Peters University Hospital, Series A, 6.875%, 7/01/30 ......................................     1,500,000     1,603,530
   New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 .............................     5,000,000     5,182,050
   New Jersey State Educational Facilities Authority Revenue,
       Bloomfield College, Series A, 6.85%, 7/01/30 ...................................................     1,400,000     1,505,518
       Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 .....................     8,000,000     8,121,440
       FGIC Insured, 5.50%, 7/01/30 ...................................................................     6,615,000     6,934,571
       New Jersey Institute of Technology Revenue, Refunding, Series A, MBIA Insured, 6.00%, 7/01/24 ..     1,455,000     1,580,217
       New Jersey Institute of Technology Revenue, Series A, MBIA Insured, 6.00%, 7/01/15 .............     4,000,000     4,361,240
    (b)New Jersey Institute of Technology Revenue, Series G, MBIA Insured, 4.75%, 7/01/31 .............     2,000,000     1,934,840
       Ramapo College, Series D, 5.00%, 7/01/25 .......................................................     1,000,000     1,006,880
       Ramapo College, Series D, 5.00%, 7/01/31 .......................................................     1,500,000     1,504,515
       Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 .........................................     3,000,000     3,137,280
       Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 .........................................     9,810,000    11,073,920
       Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 .......................................     2,000,000     2,006,500

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                  AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
New Jersey State Educational Facilities Authority Revenue, (cont.)
    Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ............................   $ 1,870,000   $ 1,881,407
    Stevens Institute of Technology, Series I, 5.00%, 7/01/18 .........................................     1,100,000     1,105,379
    Stevens Institute of Technology, Series I, 5.00%, 7/01/28 .........................................     1,575,000     1,534,034
    University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ........................     2,700,000     2,729,619
New Jersey State Highway Authority Garden State Parkway General Revenue,
    6.20%, 1/01/10 ....................................................................................     5,000,000     5,790,750
    6.25%, 1/01/14 ....................................................................................     2,195,000     2,265,174
    6.00%, 1/01/16 ....................................................................................     2,615,000     2,644,628
    Pre-Refunded, 6.25%, 1/01/14 ......................................................................       305,000       314,751
New Jersey State Housing and Mortgage Finance Agency MFHR,
    Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ...............................................     5,000,000     5,313,750
    Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ...............................................    12,500,000    13,113,375
    Series A1, FSA Insured, 6.35%, 11/01/31 ...........................................................     2,000,000     2,142,020
    Series B, FSA Insured, 6.25%, 11/01/26 ............................................................     2,000,000     2,142,600
    Series E1, FSA Insured, 5.70%, 5/01/20 ............................................................     6,000,000     6,338,220
    Series E1, FSA Insured, 5.75%, 5/01/25 ............................................................     4,000,000     4,207,360
New Jersey State Housing and Mortgage Finance Agency Revenue,
    Home Buyer, Series CC, MBIA Insured, 5.875%, 10/01/31 .............................................     5,000,000     5,197,400
    Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ...............................................     4,815,000     5,014,341
    Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ...............................................     3,960,000     4,144,892
    Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 ................................................    12,000,000    12,460,200
    Section 8, Refunding, Series 1, 6.70%, 11/01/28 ...................................................       165,000       172,366
    Section 8, Refunding, Series A, 6.95%, 11/01/13 ...................................................    12,400,000    12,811,928
    SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 .........................................     6,325,000     6,671,610
New Jersey State Sports and Exposition Authority Convention Center Luxury Tax, Series A, MBIA
 Insured, Pre-Refunded,
    6.60%, 7/01/15 ....................................................................................     8,000,000     8,427,600
    6.25%, 7/01/20 ....................................................................................     5,000,000     5,253,150
New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants, Series A,
 AMBAC Insured, 6.125%, 9/15/15........................................................................     2,000,000     2,286,320
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series A, FSA
 Insured, 4.75%, 6/15/16 ..............................................................................     2,345,000     2,371,921
New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
    5.60%, 1/01/22 ....................................................................................     7,500,000     8,039,850
    5.50%, 1/01/25 ....................................................................................    16,300,000    17,245,726
Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 .............................................     1,000,000     1,082,560
North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%, 2/01/15 ...............     2,000,000     2,067,380
North Plainfield Board of Education GO, FSA Insured, 4.875%, 8/15/25 ..................................     1,020,000     1,017,827
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%, 3/15/28 .......     1,935,000     2,063,987
Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured, 5.75%,
 12/01/22 .............................................................................................     8,925,000     9,708,347
Passaic Valley Sewer Commissioners Sewer System Revenue, Refunding, Series D, AMBAC Insured, 5.80%,
 12/01/18 .............................................................................................     7,400,000     7,772,294
Port Authority of New York and New Jersey Revenue,
    120th Series, MBIA Insured, 5.50%, 10/15/35 .......................................................     5,000,000     5,177,600
    121st Series, MBIA Insured, 5.375%, 10/15/35 ......................................................     3,000,000     3,102,360
    123rd Series, 5.00%, 1/15/36 ......................................................................    10,000,000    10,070,600
    Consolidated 72nd Series, 7.35%, 10/01/27 .........................................................     7,000,000     7,398,720
    Consolidated 84th Series, 6.00%, 1/15/28 ..........................................................     1,125,000     1,173,893
    Consolidated 94th Series, 6.00%, 12/01/16 .........................................................     2,000,000     2,182,320
    Consolidated 94th Series, 6.00%, 6/01/17 ..........................................................     5,000,000     5,455,800
    Consolidated 109th Series, FSA Insured, 5.375%, 7/15/27 ...........................................     2,500,000     2,578,700
    Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 .........................................     5,000,000     5,188,500
Port Authority of New York and New Jersey Special Obligation Revenue,
    4th Installment, Special Project, 6.75%, 10/01/11 .................................................     2,500,000     2,691,750
    John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 .........................     8,000,000     8,613,760
Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 ......................................................................     3,000,000     3,359,850
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .......................................    15,755,000    16,052,139
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series B, 6.00%, 7/01/39 .......    10,000,000    11,234,300
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Obligation Bonds, Series A,
 5.50%, 10/01/32 ......................................................................................     1,000,000     1,072,680
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................       120,000       120,468
    7.75%, 7/01/08 ....................................................................................     1,350,000     1,354,995

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,(cont.)
       7.50%, 7/01/09 ...............................................................................   $    100,000   $    100,340
       AMBAC Insured, 5.00%, 7/01/28 ................................................................     20,000,000     20,161,200
   Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
    7.875%, 10/01/04.................................................................................        835,000        840,436
   Puerto Rico Electric Power Authority Revenue,
       Series DD, MBIA Insured, 5.00%, 7/01/28 ......................................................      5,000,000      5,042,250
       Series T, 6.00%, 7/01/16 .....................................................................     11,535,000     12,333,914
       Series X, 6.00%, 7/01/15 .....................................................................      2,000,000      2,164,240
       Series X, Pre-Refunded, 6.125%, 7/01/21 ......................................................      5,000,000      5,705,600
   Puerto Rico HFC Revenue,
       MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...................................................      4,025,000      4,070,885
       Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .......................        125,000        147,679
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
    University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ................................      1,000,000      1,006,310
   Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 ..........      2,000,000      2,016,600
   Rutgers State University Revenue, Series A, 6.50%, 5/01/18 .......................................      4,250,000      4,433,430
   Salem County IPC, Financing Authority Revenue, Public Services, Electric and Gas Co., Refunding,
    Series D, MBIA Insured, 6.55%, 10/01/29 .........................................................      5,000,000      5,556,300
   South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured, 5.50%, 8/01/24      1,720,000      1,781,163
   South Jersey Transportation Authority Transportation Systems Revenue, AMBAC Insured, 5.00%,
    11/01/29 ........................................................................................     12,000,000     12,065,640
   Union County Utilities Authority Solid Waste Revenue, sub. lease, Ogden Martin, Series A, AMBAC
    Insured, 5.35%, 6/01/23 .........................................................................      2,785,000      2,853,093
   University of Medicine and Dentistry COP, Series A, MBIA Insured, 5.00%, 9/01/22 .................      1,700,000      1,721,403
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
       10/01/15 .....................................................................................      2,500,000      2,627,775
       10/01/18 .....................................................................................      3,045,000      3,157,056
       10/01/22 .....................................................................................      2,000,000      2,042,860
   West Orange County Board of Education COP, MBIA Insured, 5.625%, 10/01/29 ........................      2,000,000      2,136,720
   Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 .............................................      1,220,000      1,231,273
                                                                                                                       ------------
   TOTAL BONDS ......................................................................................                   777,968,217
                                                                                                                       ------------
   ZERO COUPON BONDS
   Middlesex County COP, MBIA Insured, 6/15/24 ......................................................      1,000,000        314,090
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $731,807,015) ..................................................                   778,282,307
                                                                                                                       ------------

(a)SHORT TERM INVESTMENTS 2.0%
   New Jersey EDA, PCR, Refunding, Exxon Project, Daily VRDN and Put, 1.65%, 4/01/22 ................        200,000        200,000
   New Jersey EDA Revenue, El Dorado Terminals, Refunding, Series A, Daily VRDN and Put,
       2.25%, 12/01/21 ..............................................................................      3,300,000      3,300,000
       2.35%, 12/01/21 ..............................................................................      2,300,000      2,300,000
   Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
       Obligation-3, Daily VRDN and Put, 2.50%, 6/01/20 .............................................        500,000        500,000
       Series 2, Daily VRDN and Put, 2.45%, 5/01/19 .................................................      8,200,000      8,200,000
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
    Put, 1.50%, 12/01/15 ............................................................................        200,000        200,000
   Union County IPC, Financing Authority Revenue, Exxon Project, Refunding, Daily VRDN and
    Put, 1.50%, 10/01/24 ............................................................................        800,000        800,000
                                                                                                                       ------------
   TOTAL SHORT TERM INVESTMENTS (COST $15,500,000) ..................................................                    15,500,000
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $747,307,015) 99.4% ......................................................                   793,782,307
   OTHER ASSETS, LESS LIABILITIES .6% ...............................................................                     4,982,635
                                                                                                                       ------------
   NET ASSETS 100.0% ................................................................................                  $798,764,942
                                                                                                                       ------------


    See glossary of terms on page 117.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



102                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN OREGON TAX-FREE INCOME FUND


                                                   SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 2001    -------------------------------------------------------------
CLASS A                                               (UNAUDITED)         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  11.42        $  10.81     $  11.83     $  11.86     $  11.55     $  11.60
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................             .28             .58          .58          .59          .62          .63
 Net realized and unrealized gains (losses) ...             .24             .61        (1.02)        (.01)         .31         (.05)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............             .52            1.19         (.44)         .58          .93          .58
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income .            (.29)           (.58)        (.58)        (.61)        (.62)        (.63)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................        $  11.65        $  11.42     $  10.81     $  11.83     $  11.86     $  11.55
                                                   ---------------------------------------------------------------------------------

Total return(b) ...............................            4.65%          11.25%       (3.76)%       5.12%        8.21%        5.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $495,122        $457,613     $432,675     $483,664     $427,022     $384,003
Ratios to average net assets:
 Expenses .....................................             .67%(c)         .67%         .66%         .67%         .67%         .66%
 Net investment income ........................            4.86%(c)        5.20%        5.16%        5.00%        5.33%        5.52%
Portfolio turnover rate .......................           10.31%          16.22%       24.58%       10.65%       12.18%        4.47%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  11.50        $  10.88     $  11.90     $  11.92     $  11.61     $  11.65
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................             .25             .52          .52          .53          .56          .56
 Net realized and unrealized gains (losses) ...             .25             .62        (1.02)          --          .31         (.04)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............             .50            1.14         (.50)         .53          .87          .52
                                                   ---------------------------------------------------------------------------------
Less distributions from net investment income .            (.26)           (.52)        (.52)        (.55)        (.56)        (.56)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................        $  11.74        $  11.50     $  10.88     $  11.90     $  11.92     $  11.61
                                                   ---------------------------------------------------------------------------------

Total return(b) ...............................            4.50%          10.58%       (4.36)%       4.59%        7.66%        4.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $ 47,504        $ 38,733     $ 34,071     $ 32,962     $ 15,946     $  7,100
Ratios to average net assets:
 Expenses .....................................            1.22%(c)        1.22%        1.21%        1.23%        1.22%        1.23%
 Net investment income ........................            4.30%(c)        4.65%        4.62%        4.44%        4.74%        4.93%
Portfolio turnover rate .......................           10.31%          16.22%       24.58%       10.65%       12.18%        4.47%

(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                        PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
BONDS 95.9%
Bay Area Health District Hospital Facility Authority, Health Facilities Revenue, Evergreen Court
 Project, 7.25%, 10/01/14 ........................................................................    $  2,000,000     $  2,048,000
Bend Sewer Revenue, AMBAC Insured, 5.375%, 10/01/20 ..............................................       1,550,000        1,617,177
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
    5.20%, 10/01/17 ..............................................................................       4,000,000        4,019,960
    5.125%, 10/01/28 .............................................................................       4,500,000        4,287,960
Clackamas County GO, School District No. 86, 5.25%, 6/15/20 ......................................       3,000,000        3,095,280
Clackamas County Health Facilities Authority Hospital Revenue, Adventist Health, Refunding, Series
 A, MBIA Insured, 6.35%, 3/01/09 .................................................................       4,945,000        5,123,515
Clackamas County Hospital Facilities Authority Revenue,
    Gross Willamette Falls, Refunding, 5.75%, 4/01/15 ............................................       2,250,000        2,259,743
    Jennings Lodge Project, 7.50%, 10/20/31 ......................................................       2,990,000        3,032,757
    Kaiser Permanente, Series A, 6.50%, 4/01/11 ..................................................       1,635,000        1,670,529
    Kaiser Permanente, Series A, 5.375%, 4/01/14 .................................................       2,500,000        2,614,175
    Sisters of Providence Project, 8.125%, 10/01/07 ..............................................         100,000          100,415
    Willamette Falls Hospital Project, 6.00%, 4/01/19 ............................................       1,000,000        1,015,950
    Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 .....................................         500,000          509,590
    Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 .....................................       1,500,000        1,518,900
Clackamas County School District No.108 GO, FSA Insured, 5.00%, 6/15/25 ..........................       5,000,000        5,014,950
Curry County School District No. 17C Brookings Harbor GO, 5.375%, 12/15/20 .......................       2,750,000        2,869,130
Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical Center,
 6.00%, 1/01/13 ..................................................................................       3,000,000        3,144,060
Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B, MBIA
 Insured, 6.00%, 11/15/15 ........................................................................       1,950,000        2,137,025
Eugene Public Safety Facilities GO, FGIC Insured, 5.70%, 6/01/16 .................................         500,000          525,080
Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 .................................         725,000          727,175
Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 .........................................       1,190,000        1,229,877
Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ..............................................................................         750,000          802,770
    6.70%, 10/01/23 ..............................................................................       1,900,000        2,017,078
Guam Power Authority Revenue,
    Refunding, Series A, 5.125%, 10/01/29 ........................................................       2,000,000        1,975,000
    Refunding, Series A, 5.25%, 10/01/34 .........................................................      10,000,000       10,006,700
    Series A, Pre-Refunded, 6.30%, 10/01/12 ......................................................         825,000          874,566
Hermiston GO, AMBAC Insured, Pre-Refunded, 6.00%, 8/01/15 ........................................       1,000,000        1,084,800
Jackson County School District No. 4 GO, Phoenix-Talent District, FSA Insured, 5.00%, 6/15/20 ....       2,000,000        2,015,240
Jackson County School District No. 9 Eagle Point GO, 5.00%,
    6/15/20 ......................................................................................       1,680,000        1,699,303
    6/15/21 ......................................................................................       1,500,000        1,512,585
Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
    7.00%, 6/01/02 ...............................................................................         415,000          422,146
    7.25%, 6/01/06 ...............................................................................       2,310,000        2,367,427
Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 .............................      11,575,000       12,103,630
Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ...........................................       2,425,000        2,465,716
Linn County Community School District No. 9 GO,
(b) Lebanon, Refunding, MBIA Insured, 5.00%, 6/15/30 .............................................       9,535,000        9,534,237
    MBIA Insured, 5.375%, 6/15/30 ................................................................       5,000,000        5,527,650
Linn County School District No. 55 GO, Sweet Home, FSA Insured, 5.00%, 6/15/29 ...................       1,000,000          999,920
Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%, 10/20/25        1,215,000        1,355,831
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured,
 5.00%,
    8/15/18 ......................................................................................       8,000,000        8,109,680
    8/15/24 ......................................................................................       5,300,000        5,299,841
Multnomah County COP, Series A, 4.75%, 8/01/16 ...................................................       1,000,000        1,001,920
Multnomah County Educational Facilities Revenue, University of Portland Project, 6.00%, 4/01/25 ..       2,000,000        2,092,540
Multnomah County School District No. 40 GO, FSA Insured, 5.00%, 12/01/20 .........................       3,490,000        3,525,738
Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured, 5.00%,
 6/15/21 .........................................................................................       5,000,000        5,034,250
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%, 3/15/28 ..       3,345,000        3,567,978
Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
 Project, 5.20%, 12/01/24 ........................................................................       5,000,000        5,020,300
Oak Lodge Water District GO, AMBAC Insured,
    7.40%, 12/01/08 ..............................................................................         215,000          242,182
    7.50%, 12/01/09 ..............................................................................         215,000          242,838
Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary, 6.10%, 11/15/17 ..................       1,500,000        1,560,690
Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 ........................................       4,000,000        4,585,160

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Oregon State Department of Administrative Services COP,
    Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ...........................................    $ 10,000,000     $ 10,027,200
    Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ...........................................       7,500,000        7,536,450
    Series A, AMBAC Insured, 6.00%, 5/01/26 ......................................................       2,000,000        2,313,760
    Series A, AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ........................................       5,000,000        5,620,550
Oregon State Department of General Services COP,
    Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 ............................................       1,000,000        1,033,610
    Series G, AMBAC Insured, 6.25%, 9/01/15 ......................................................         750,000          784,920
Oregon State Department of Transportation Revenue, Regional Light Rail Federal Westside Project,
 MBIA Insured,
    6.10%, 6/01/07 ...............................................................................       2,000,000        2,184,580
    6.20%, 6/01/08 ...............................................................................       2,500,000        2,737,225
    6.25%, 6/01/09 ...............................................................................       1,750,000        1,918,315
Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 ....................      14,000,000       14,321,720
Oregon State Elderly Housing GO, Series A, 7.125%, 8/01/30 .......................................         475,000          481,413
Oregon State GO,
    Alternative Energy Project, Refunding, Series D, 5.00%, 1/01/28 ..............................       4,265,000        4,209,384
    Board of Higher Education, 6.50%, 10/01/17 ...................................................         750,000          751,868
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ...........................       6,000,000        5,948,040
    Board of Higher Education, Series A, 5.65%, 8/01/27 ..........................................       4,440,000        4,667,683
    Board of Higher Education, Series C, 5.65%, 8/01/27 ..........................................       1,460,000        1,534,869
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 .............................         910,000          970,606
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 .............................         455,000          480,257
    Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ............................       1,950,000        1,984,418
    Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 .............................       1,410,000        1,483,658
    Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 .............................       2,015,000        2,188,431
    Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 ............................       2,155,000        2,262,578
    Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 .............................       6,000,000        6,311,700
    State Board of Higher Education, Series A, 5.60%, 8/01/25 ....................................       8,000,000        8,422,800
    State Board of Higher Education, Series A, 5.50%, 8/01/29 ....................................       2,000,000        2,082,000
    Veteran's Welfare, Series 75, 5.85%, 10/01/15 ................................................         675,000          714,596
    Veteran's Welfare, Series 75, 5.875%, 10/01/18 ...............................................         385,000          402,841
    Veteran's Welfare, Series 75, 6.00%, 4/01/27 .................................................       2,070,000        2,161,722
    Veteran's Welfare, Series 76A, 6.05%, 10/01/28 ...............................................       2,615,000        2,827,835
    Veteran's Welfare, Series 77, 5.30%, 10/01/29 ................................................       3,895,000        3,972,783
    Veteran's Welfare, Series 80A, 5.70%, 10/01/32 ...............................................       6,000,000        6,329,880
Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue,
    Lewis and Clark College Project, Series A, MBIA Insured, 6.125%, 10/01/24 ....................      10,500,000       11,471,145
    Reed College Project, Series A, 5.75%, 7/01/32 ...............................................      10,735,000       11,352,907
Oregon State Housing and Community Services Department, MFHR, Series B, 6.00%, 7/01/31 ...........       5,000,000        5,221,250
Oregon State Housing and Community Services Department HFR, Multi-Unit,
    Series A, FHA Insured, 6.80%, 7/01/13 ........................................................       6,710,000        6,882,917
    Series C, FHA Insured, 6.85%, 7/01/22 ........................................................         180,000          184,450
Oregon State Housing and Community Services Department MFR, Housing, Series A, 6.15%, 7/01/21 ....         910,000          964,909
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program
    Series A, 6.35%, 7/01/14 .....................................................................       2,530,000        2,673,552
    Series A, 6.40%, 7/01/18 .....................................................................       1,005,000        1,056,798
    Series A, 6.45%, 7/01/26 .....................................................................       2,240,000        2,351,350
    Series B, 6.875%, 7/01/28 ....................................................................       9,100,000        9,395,113
    Series C, 6.20%, 7/01/15 .....................................................................       1,775,000        1,871,116
    Series C, 6.40%, 7/01/26 .....................................................................         795,000          832,556
    Series D, 6.80%, 7/01/27 .....................................................................       1,750,000        1,789,918
    Series H, FHA Insured, 5.75%, 7/01/30 ........................................................       5,000,000        5,193,650
Polk Marion and Benton Counties GO, School District No. 13J, FSA Insured, 5.80%, 6/15/20 .........       1,985,000        2,161,208
Port Astoria GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 ......................................         450,000          450,000
Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 .................................         945,000          970,638
Port of Portland Airport Revenue, Portland International Airport, Refunding, Series D, FGIC
 Insured, 5.00%, 7/01/23 .........................................................................       3,000,000        2,972,250
Port of Portland International Airport Revenue, Portland International Airport,
    Series A, AMBAC Insured, 5.50%, 7/01/24 ......................................................      22,000,000       23,014,640
    Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ........................................       2,800,000        3,385,144
    Series 12C, FGIC Insured, 5.00%, 7/01/18 .....................................................       1,500,000        1,529,550
    Series 12C, FGIC Insured, 5.00%, 7/01/28 .....................................................       1,500,000        1,480,260

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Port of Portland International Airport Special Obligation Revenue, Delta Airlines Inc. Project,
 6.20%, 9/01/22 ..................................................................................    $  4,000,000     $  4,008,560
Port St. Helens PCR,
    Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ......................................       7,750,000        7,295,618
    Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ..............................       3,600,000        3,663,288
Portland Community College District GO, Series B, 5.00%,
    6/01/20 ......................................................................................       7,185,000        7,272,873
    6/01/21 ......................................................................................       6,290,000        6,342,647
Portland GO, Central City Streetcar Project, Series A, 4.75%, 4/01/21 ............................       3,600,000        3,510,288
Portland Housing Authority MFR,
    Berry Ridge Project, 6.30%, 5/01/29 ..........................................................       1,500,000        1,563,405
    Housing-Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 .....................       2,000,000        2,090,280
Portland Housing Authority Revenue, 7.10%, 7/01/15 ...............................................       1,000,000        1,041,520
Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 ................         635,000          636,848
Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ...........................       1,000,000        1,044,340
Portland Revenue, Limited Tax, Series A,
    5.00%, 4/01/18 ...............................................................................       1,000,000        1,013,370
    5.00%, 6/01/24 ...............................................................................      10,000,000        9,999,200
    MBIA Insured, 5.125%, 6/01/30 ................................................................       6,065,000        6,142,026
Portland Sewer System Revenue, Series A, Pre-Refunded, 6.25%, 6/01/15 ............................       9,100,000        9,972,326
Portland Urban Renewal and Redevelopment Tax Allocation,
    Convention Center, Series A, AMBAC Insured, 5.50%, 6/15/20 ...................................       3,000,000        3,166,860
    Downtown Waterfront, Refunding, Series L, 6.40%, 6/01/08 .....................................       3,045,000        3,112,234
    Downtown Waterfront, Series L, Pre-Refunded, 6.40%, 6/01/08 ..................................       2,510,000        2,580,832
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
 Pre-Refunded, 9.00%, 7/01/09 ....................................................................          65,000           76,375
Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ........................................       1,000,000        1,119,950
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
    7/01/26 ......................................................................................       4,275,000        4,439,417
    7/01/36 ......................................................................................      13,000,000       13,856,440
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A, 7.75%,
 7/01/08 .........................................................................................         280,000          281,036
Puerto Rico Electric Power Authority Revenue, Series X, 6.00%, 7/01/15 ...........................       2,500,000        2,705,300
Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ..         395,000          466,665
Puerto Rico PBA Revenue, Public Education and Health Facilities, Refunding, Series M, 5.75%,
 7/01/15 .........................................................................................       2,500,000        2,606,725
Salem Educational Facilities Revenue, Willamette University, Refunding, 6.10%, 4/01/14 ...........       1,000,000        1,049,030
Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 .........................................       9,500,000        9,620,840
Taft-Nelscott-Delake Rural Fire Protection District GO, 6.00%, 6/01/16 ...........................       1,110,000        1,175,124
Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport Light Rail,
 Series 1, 5.65%, 6/01/29 ........................................................................      14,080,000       14,709,939
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 .....................................................................................       1,635,000        1,718,565
    10/01/18 .....................................................................................       2,400,000        2,488,320
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 ......................................................................................       2,500,000        2,488,800
    7/01/21 ......................................................................................       1,400,000        1,354,864
Washington, Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured,
 5.60%, 4/01/20 ..................................................................................       1,000,000        1,059,950
Washington County Clean Water Services Sewer Revenue,
    senior lien, FGIC Insured, 5.00%, 10/01/19 ...................................................       3,905,000        3,972,908
    senior lien, FGIC Insured, 5.00%, 10/01/21 ...................................................       8,420,000        8,486,013
Washington County GO, 5.00%, 6/01/26 .............................................................      10,000,000       10,006,900
Washington County School District No. 088 GO, J Sherwood, FSA Insured, 6.10%, 6/01/12 ............         190,000          207,079
Washington County Unified Sewer Agency Revenue, senior lien, Series A,
    AMBAC Insured, 6.20%, 10/01/10 ...............................................................         470,000          510,180
    AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ................................................       1,000,000        1,093,110
    Pre-Refunded, 6.20%, 10/01/10 ................................................................       3,530,000        3,866,409
Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
 Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 ....................       4,400,000        4,756,525
                                                                                                                       -------------
TOTAL BONDS ......................................................................................                      520,054,956
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON BONDS 2.2%
Linn County Community School District No. 9 GO, Lebanon, FGIC Insured, zero cpn ..................
 to 12/15/03,
    5.55% thereafter, 6/15/21 ....................................................................    $  1,155,000     $  1,053,383
    5.60% thereafter, 6/15/30 ....................................................................       7,495,000        6,808,083
Oregon Health Sciences University Revenue, Capital Appreciation, Refunding,
 Series A, MBIA Insured, 7/01/21 .................................................................      11,480,000        4,142,214
                                                                                                                       -------------
TOTAL ZERO COUPON BONDS ..........................................................................                       12,003,680
                                                                                                                       -------------
TOTAL LONG TERM INVESTMENTS (COST $507,954,058) ..................................................                      532,058,636
                                                                                                                       -------------
(a)SHORT TERM INVESTMENTS 2.4%
Multnomah County Higher Educational Revenue, Concordia University Portland Project, Daily VRDN
 and Put, 2.60%, 12/01/29 ........................................................................       1,910,000        1,910,000
Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 2.45%, 12/01/09 .......................       5,500,000        5,500,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN and
 Put, 1.50%, 12/01/15 ............................................................................       5,415,000        5,415,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC Insured,
 Weekly VRDN and Put, 1.90%, 7/01/28 .............................................................         300,000          300,000
                                                                                                                       -------------
TOTAL SHORT TERM INVESTMENTS (COST $13,125,000) ..................................................                       13,125,000
                                                                                                                       -------------
TOTAL INVESTMENTS (COST $521,079,058) 100.5% .....................................................                      545,183,636
OTHER ASSETS, LESS LIABILITIES (.5)% .............................................................                       (2,558,583)
                                                                                                                       -------------
NET ASSETS 100.0% ................................................................................                     $542,625,053
                                                                                                                       -------------

See glossary of terms on page 117.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                 SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2001   ----------------------------------------------------------------
CLASS A                                             (UNAUDITED)       2001        2000(d)          1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  10.12        $   9.55     $  10.52        $  10.56     $  10.39     $  10.44
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................          .26             .53          .53             .55          .58          .60
 Net realized and unrealized gains (losses) ...          .24             .56         (.97)           (.02)         .32         (.04)
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............          .50            1.09         (.44)            .53          .90          .56
                                                 -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.27)           (.52)        (.53)           (.56)        (.59)        (.61)
 Net realized gains ...........................           --              --           --(e)         (.01)        (.14)          --
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................         (.27)           (.52)        (.53)           (.57)        (.73)        (.61)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................     $  10.35        $  10.12     $   9.55        $  10.52     $  10.56     $  10.39
                                                 -----------------------------------------------------------------------------------

Total return(b) ...............................         5.02%          11.73%       (4.24)%          5.11%        8.90%        5.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $671,522        $649,603     $639,004        $758,942     $713,141     $658,339
Ratios to average net assets:
 Expenses .....................................          .67%(c)         .67%         .66%            .65%         .65%         .64%
 Net investment income ........................         5.16%(c)        5.40%        5.32%           5.17%        5.49%        5.84%
Portfolio turnover rate .......................         6.82%           7.56%       24.21%          11.11%       12.74%       22.24%

CLASS B
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  10.13        $   9.55     $   9.47
Income from investment operations:
 Net investment income(a) .....................          .23             .48          .04
 Net realized and unrealized gains ............          .25             .57          .08
                                                 -----------------------------------------
Total from investment operations ..............          .48            1.05          .12
                                                 -----------------------------------------
Less distributions from net investment income .         (.24)           (.47)        (.04)
                                                 -----------------------------------------
Net asset value, end of period ................     $  10.37        $  10.13     $   9.55
                                                 -----------------------------------------

Total return(b) ...............................         4.82%          11.23%        1.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $ 10,127        $  3,205     $    186
Ratios to average net assets:
 Expenses .....................................         1.23%(c)        1.22%        1.21%(c)
 Net investment income ........................         4.58%(c)        4.85%        5.06%(c)
Portfolio turnover rate .......................         6.82%           7.56%       24.21%

(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
(e) The fund made a capital gain distribution of $.0002.

FRANKLIN TAX-FREE TRUST

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONT.)

                                                  SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2001     -------------------------------------------------------------
CLASS C                                              (UNAUDITED)         2001         2000          1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $ 10.18          $  9.60      $ 10.57       $ 10.61      $ 10.43      $ 10.47
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................           .24              .48          .48           .49          .52          .55
 Net realized and unrealized gains (losses) ...           .23              .57         (.97)         (.03)         .33         (.05)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .47             1.05         (.49)          .46          .85          .50
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.24)            (.47)        (.48)         (.49)        (.53)        (.54)
 Net realized gains ...........................            --               --           --(d)       (.01)        (.14)          --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.24)            (.47)        (.48)         (.50)        (.67)        (.54)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................       $ 10.41          $ 10.18      $  9.60       $ 10.57      $ 10.61      $ 10.43
                                                  ----------------------------------------------------------------------------------

Total return(b) ...............................          4.70%           11.18%       (4.76)%        4.50%        8.35%        4.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $49,124          $43,907      $40,973       $41,917      $25,899      $11,935
Ratios to average net assets:
 Expenses .....................................          1.23%(c)         1.22%        1.21%         1.21%        1.21%        1.21%
 Net investment income ........................          4.61%(c)         4.85%        4.77%         4.61%        4.89%        5.22%
Portfolio turnover rate .......................          6.82%            7.56%       24.21%        11.11%       12.74%       22.24%

(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) The fund made a capital gain distribution of $.0002.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                                        PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 100.6%
BONDS 99.8%
Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport, Refunding,
 5.75%, 1/01/18 ..................................................................................    $  1,000,000     $  1,083,360
Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B, MBIA
 Insured, 5.00%, 1/01/19 .........................................................................       6,000,000        6,065,520
Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .............................................       4,000,000        3,941,160
Allegheny County Higher Education Building Authority Revenue, Duquesne University Project, AMBAC
 Insured, 5.00%, 3/01/21 .........................................................................       1,000,000        1,004,940
Allegheny County Hospital Development Authority Revenue,
    Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%, 9/01/20 .....      10,000,000       11,157,200
    Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%, 5/01/26 .......       1,700,000        1,812,829
    Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 .............................       4,500,000        4,627,530
    Health System, Series A, MBIA Insured, 6.50%, 11/15/30 .......................................      10,000,000       11,420,200
    University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%, 4/01/27 ...      10,450,000       10,876,987
Allegheny County IDAR,
    Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ..............................       2,000,000        2,059,460
    Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 .............................       7,530,000        7,423,752
    Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ..............................      10,000,000        9,719,900
    Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 ..................       1,000,000        1,038,250
Allegheny County Port Authority Special Revenue,
    Transportation, FGIC Insured, 5.00%, 3/01/25 .................................................       6,000,000        5,983,500
    Transportation, FGIC Insured, 5.00%, 3/01/29 .................................................      11,500,000       11,347,625
    Transportation Project, MBIA Insured, 6.125%, 3/01/29 ........................................      15,000,000       17,345,700
Allegheny County RDA, Tax Increment Revenue, Robinson Mall Project,
    Series A, 7.00%, 11/01/17 ....................................................................       8,500,000        8,890,065
    Series B, 6.875%, 11/01/17 ...................................................................       2,600,000        2,719,054
Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 ................       1,555,000        1,622,129
Allegheny County Residential Finance Authority Mortgage Revenue,
    Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured, 6.35%, 10/01/36 .       1,900,000        1,985,500
    Lexington Home, Series E, 7.125%, 2/01/27 ....................................................       3,545,000        3,568,858
    MFMR, Series D, FHA Insured, 7.50%, 6/01/33 ..................................................       1,400,000        1,420,944
    SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 ...............................................       5,040,000        5,277,938
    SF, Series II-2, GNMA Secured, 5.90%, 11/01/32 ...............................................       1,355,000        1,408,265
    SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ..............................................         620,000          634,824
    SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ..............................................       1,990,000        2,019,989
    SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .................................................         810,000          835,142
Armstrong County GO, MBIA Insured, 5.40%, 6/01/31 ................................................       2,500,000        2,578,075
Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc., AMBAC Insured,
 Pre-Refunded, 6.625%, 7/01/10 ...................................................................       5,000,000        5,266,950
Beaver County IDA, PCR, Beaver Valley Project, Pennsylvania Power and Light, Refunding, Series A,
 7.15%, 9/01/21 ..................................................................................       4,400,000        4,488,000
Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 ...................................       3,000,000        3,248,490
Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 .............       4,000,000        4,420,360
Berwick Area School District GO, Series A, 5.00%, 10/01/25 .......................................       1,000,000          995,800
Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects, Series A,
 6.60%, 3/01/19 ..................................................................................       2,500,000        2,619,075
Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ................................................       3,675,000        3,687,826
Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 ..........................       2,000,000        2,004,980
Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding, Series A, MBIA Insured,
 5.80%, 11/01/20 .................................................................................       5,000,000        5,320,600
Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .....................       4,000,000        4,259,160
Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue, Asbury
 Place Project, Pre-Refunded, 6.50%, 2/01/36 .....................................................       4,250,000        4,788,518
Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
    5.40%, 7/01/07 ...............................................................................       1,000,000          958,020
    5.55%, 7/01/09 ...............................................................................       2,365,000        2,238,425
    5.60%, 7/01/10 ...............................................................................         600,000          559,920
    5.75%, 7/01/12 ...............................................................................       1,795,000        1,650,790
    5.75%, 7/01/17 ...............................................................................         700,000          616,406
    5.625%, 7/01/21 ..............................................................................       1,500,000        1,264,980
Cumberland County Municipal Authority College Revenue, Dickinson College Series A, AMBAC Insured,
 5.50%, 11/01/30 .................................................................................       1,200,000        1,255,212
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project, Refunding,
 MBIA Insured, 5.50%, 5/15/17 ....................................................................       2,000,000        2,093,280
Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project, Refunding,
    Series A, MBIA Insured, 6.50%, 7/01/12 .......................................................       4,500,000        4,716,765
    Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ..................................................       5,000,000        5,825,100
Dauphin County General Authority Revenue, Sub Series 3, AMBAC Insured, 4.75%, 6/01/26 ............       1,000,000        1,059,680

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Deer Lakes School District GO, Series A, FSA Insured, 5.00%, 1/15/23 .............................    $  1,000,000     $  1,000,480
Delaware County Authority College Revenue,
    Cabrini College, Asset Guaranteed, 5.875%, 7/01/29 ...........................................       6,385,000        6,708,656
    Eastern College, Series C, 5.625%, 10/01/28 ..................................................       2,210,000        2,116,716
    Haverford College, 5.75%, 11/15/29 ...........................................................       1,750,000        1,967,175
    Haverford College, 6.00%, 11/15/30 ...........................................................       3,500,000        3,797,045
Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern, Series B,
 Pre-Refunded, 6.00%, 11/15/07 ...................................................................       7,920,000        8,474,083
Delaware County Authority Revenue,
    Dunwoody Village Project, 6.25%, 4/01/30 .....................................................       1,800,000        1,867,518
    Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ..........................      10,800,000       11,776,428
Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%, 6/01/29 ......       2,000,000        2,180,800
Delaware County University Authority Revenue, Villanova University, Series A, MBIA Insured, 5.00%,
 12/01/28 ........................................................................................       3,000,000        2,977,710
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
 5.60%, 7/01/17 ..................................................................................       5,000,000        5,593,200
Erie County Hospital Authority Revenue,
    Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 ....................       3,660,000        3,281,080
    St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 ...................       7,000,000        7,330,190
Erie County IDA, Environmental Improvement Revenue, International Paper Co. Project, Refunding,
 Series B, 6.00%, 9/01/16 ........................................................................         600,000          635,670
Erie School District GO, AMBAC Insured, 5.80%, 9/01/29 ...........................................       3,000,000        3,423,690
Erie-Western Pennsylvania Port Authority General Revenue, 6.875%, 6/15/16 ........................         920,000          977,408
Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 .........................       4,455,000        4,457,406
Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%, 7/01/27 ...       2,475,000        2,223,837
Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 .................       1,250,000        1,294,975
Lancaster County Hospital Authority Revenue, Health Center, Masonic Homes Project, Refunding,
 AMBAC Insured, 5.00%, 11/15/20 ..................................................................       1,600,000        1,604,240
Latrobe IDAR, Saint Vincent College Project, 5.70%, 5/01/31 ......................................       1,500,000        1,525,440
Lawrence County IDA, PCR, Pennsylvania Power Co., New Castle Project, Refunding, 7.15%, 3/01/17 ..       5,595,000        5,706,900
Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
 Refunding, 6.00%, 11/15/18 ......................................................................       2,500,000        2,462,875
Lehigh County General Purpose Authority Revenue,
    Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ..............       5,000,000        5,056,000
    Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ...............       4,000,000        3,918,680
    Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ...................       1,000,000        1,075,170
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 ...........................       5,800,000        6,374,258
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
    Series A, MBIA Insured, 6.40%, 11/01/21 ......................................................       5,000,000        5,292,950
    Series A, MBIA Insured, 6.15%, 8/01/29 .......................................................       5,550,000        6,120,929
    Series B, MBIA Insured, 6.40%, 9/01/29 .......................................................      10,000,000       11,071,100
Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project, Refunding, Series A,
 AMBAC Insured,
    7.00%, 12/01/17 ..............................................................................       5,000,000        5,585,700
    6.05%, 1/01/19 ...............................................................................       4,750,000        4,907,700
Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ..................................................       2,000,000        1,978,440
Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 .........................       5,000,000        5,338,800
Montgomery County GO, 5.00%, 9/15/22 .............................................................       3,335,000        3,369,017
Montgomery County Higher Education and Health Authority Revenue,
    Faulkeways At Gwynedd Project, 6.75%, 11/15/24 ...............................................       1,000,000        1,055,900
    Faulkeways At Gwynedd Project, 6.75%, 11/15/30 ...............................................         400,000          422,072
    Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 .....................       1,105,000        1,137,255
    St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ......................       1,750,000        1,861,283
Montgomery County IDA, Retirement Community Revenue,
    Act Retirement-Life Communities, 5.25%, 11/15/28 .............................................       5,000,000        4,703,600
    Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ........................       4,850,000        4,939,095
    Adult Community Total Services, Series B, 5.75%, 11/15/17 ....................................       3,000,000        3,042,000
Montgomery County IDAR,
    PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ......................       5,000,000        5,144,150
    Resource Recovery, 7.50%, 1/01/12 ............................................................      10,000,000       10,248,800
Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
    5.70%, 12/01/13 ..............................................................................       1,205,000        1,170,802
    5.75%, 12/01/17 ..............................................................................         500,000          465,075
    5.75%, 12/01/27 ..............................................................................       1,600,000        1,481,792
Muhlenberg School District GO, FGIC Insured, 6.00%, 9/01/23 ......................................       4,000,000        4,478,360

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 .........................    $  1,000,000     $  1,114,490
New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28 ..........       2,250,000        2,108,025
North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding, Series A, MBIA Insured, 6.10%,
 7/15/21 .........................................................................................       6,100,000        6,704,266
Northeastern Hospital and Educational Authority College Revenue, Kings College Project, Refunding,
 Series B, 6.00%,
    7/15/11 ......................................................................................       1,000,000        1,037,700
    7/15/18 ......................................................................................       1,000,000        1,016,050
Northeastern Pennsylvania Hospital and Educational Authority Revenue, Wilkes University,
 Refunding, 6.125%, 10/01/11 .....................................................................       5,000,000        5,004,450
Norwin School District GO,
    FGIC Insured, 6.00%, 4/01/30 .................................................................       5,000,000        5,750,650
    Series A, MBIA Insured, 5.00%, 4/01/30 .......................................................       1,000,000          989,460
(b) Series B, MBIA Insured, 5.00%, 4/01/31 .......................................................       6,390,000        6,292,744
Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 ............       5,000,000        5,348,500
Pennsylvania EDA,
    Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 ............       3,000,000        3,548,910
    Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 .............       5,000,000        5,284,550
Pennsylvania HFA, SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 ..................................       1,500,000        1,567,110
Pennsylvania HFAR,
    Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 ......................................      10,000,000       10,362,500
(b) SF, 5.25%, 4/01/21 ...........................................................................       7,000,000        7,020,580
    SFM, Series 34-A, 6.85%, 4/01/16 .............................................................       3,000,000        3,039,000
    SFM, Series 34-B, 7.00%, 4/01/24 .............................................................       6,000,000        6,115,440
    SFM, Series 38, 6.125%, 10/01/24 .............................................................       3,105,000        3,213,954
    SFM, Series 67A, 5.85%, 10/01/18 .............................................................       5,000,000        5,210,550
    SFM, Series 1991, 7.15%, 4/01/15 .............................................................       4,370,000        4,461,158
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding
 Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 .............................................       6,000,000        6,822,600
Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program, Refunding,
 6.60%, 11/01/09 .................................................................................      12,565,000       13,489,407
Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
 Allegheny College, Series B, 6.125%, 11/01/13 ...................................................          90,000           93,860
    Pre-Refunded, 6.125%, 11/01/13 ...............................................................         910,000          993,110
Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
     11/15/21 ....................................................................................      17,000,000       18,087,320
    University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 ..............      10,000,000       10,131,000
Pennsylvania State Higher Educational Facilities Authority Revenue,
    Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ...........................................       1,500,000        1,507,005
    Drexel University, Refunding, 6.375%, 5/01/17 ................................................       5,220,000        5,454,639
    Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ...................................       4,000,000        4,290,360
    Philadelphia College of Textiles and Science, 6.75%, 4/01/20 .................................       3,040,000        3,180,326
    State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 .....................       4,000,000        4,201,600
    State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ......................       3,140,000        3,139,749
    Temple University, 7.40%, 10/01/10 ...........................................................          30,000           30,099
Pennsylvania State Higher Educational Facilities Authority, College and University Revenues,
 Marywood University Project, MBIA Insured, 5.65%, 6/01/25 .......................................       2,500,000        2,639,025
Pennsylvania State IDA, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ..........................       4,250,000        4,587,748
(b)Pennsylvania State Public School Building Authority Revenue, Lehigh Career and Technical
 Institution, MBIA Insured, 5.00%,
    10/01/21 .....................................................................................       2,395,000        2,394,904
    10/01/31 .....................................................................................       1,000,000          984,670
Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Series R, AMBAC Insured, 5.00%,
 12/01/30 ........................................................................................       7,750,000        7,667,153
Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25       5,000,000        5,441,050
Philadelphia Authority for IDR, Series A, AMBAC Insured, 5.25%, 7/01/31 ..........................       2,000,000        2,033,340
Philadelphia Gas Works Revenue,
    12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 .............................................       1,000,000        1,243,030
    14th Series A, Pre-Refunded, 6.375%, 7/01/26 .................................................       3,360,000        3,647,952
    Refunding, 14th Series, 6.375%, 7/01/26 ......................................................       6,740,000        6,803,828
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
    Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 ................................       5,225,000        5,346,481
    Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 .....................................       2,465,000        2,422,799
    Children's Seashore House, Series A, 7.00%, 8/15/17 ..........................................       1,000,000        1,041,180

FRANKLIN TAX-FREE TRUST

                                                                                                        PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue, (cont.)
    Children's Seashore House, Series B, 7.00%, 8/15/22 ..........................................    $  2,600,000     $  2,704,364
    Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 ............................................       2,500,000        2,648,675
    Temple University Hospital, 5.875%, 11/15/23 .................................................       5,000,000        4,816,650
Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 .............       2,000,000        2,037,500
Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
    9/01/22 ......................................................................................       3,250,000        3,333,785
    9/01/29 ......................................................................................      13,000,000       13,222,300
Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured, 6.10%, 6/01/17 ...........         600,000          630,342
Philadelphia School District GO,
    Series B, AMBAC Insured, 5.375%, 4/01/19 .....................................................       1,000,000        1,029,250
    Series C, MBIA Insured, 5.75%, 3/01/29 .......................................................       8,000,000        8,564,880
Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 .............................       6,395,000        6,939,151
Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 .............................       6,015,000        6,184,563
Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24 ..............       2,000,000        2,211,520
Pittsburgh Urban RDA,
    Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 .....................................       1,525,000        1,567,822
    Mortgage Revenue, Series D, 6.25%, 10/01/17 ..................................................       1,695,000        1,800,412
    Tax Allocation, 6.10%, 5/01/19 ...............................................................       1,000,000        1,078,390
Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 9/01/14        1,250,000        1,546,388
Plum Boro School District GO, FGIC Insured, 5.25%, 9/15/30 .......................................       8,870,000        9,036,046
Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%, 1/01/10      14,870,000       15,130,670
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
 Series A, MBIA Insured, 5.75%, 7/01/26 ..........................................................      10,000,000       10,593,900
Southcentral General Authority Revenue, Wellspan Health Obligated, Refunding, MBIA Insured, 5.25%,
 5/15/31 .........................................................................................      10,000,000       10,129,900
Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%, 3/01/22        3,000,000        3,090,270
State Public School Building Authority School Revenue, Northwestern School District Project,
 Series E, FGIC Insured, 5.75%, 1/15/19 ..........................................................       3,000,000        3,215,040
State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/31 .................................       5,000,000        4,946,150
University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured, 5.00%,
 6/01/21 .........................................................................................      10,000,000       10,056,600
Upper St. Clair Township School District GO, Refunding, 5.20%, 7/15/27 ...........................       5,000,000        5,044,850
Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding, AMBAC
 Insured, 6.15%, 12/01/29 ........................................................................       5,000,000        5,975,950
Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 ................       2,000,000        2,202,040
                                                                                                                       -------------
TOTAL BONDS ......................................................................................                      729,431,213
                                                                                                                       -------------
ZERO COUPON BONDS .8%
Pennsylvania HFA, SFMR,
    Series 63A, 4/01/30 ..........................................................................      11,000,000        2,177,780
    Series 64, 4/01/30 ...........................................................................       6,000,000        3,809,400
                                                                                                                       -------------
TOTAL ZERO COUPON BONDS ..........................................................................                        5,987,180
                                                                                                                       -------------
TOTAL LONG TERM INVESTMENTS (COST $695,014,401) ..................................................                      735,418,393
                                                                                                                       -------------
(a)SHORT TERM INVESTMENTS .2%
Allegheny County IDAR,
    Lehigh County General Purpose Authority Revenue, Lehigh Valley Health, Series B, MBIA Insured,
     Daily VRDN and Put, 2.50%, 7/01/29 ..........................................................         100,000          100,000
    New Castle Area Hospital Authority Revenue, Jameson Memorial Hospital, FSA Insured, Weekly
     VRDN and Put, 2.05%, 7/01/26 ................................................................       1,500,000        1,500,000
                                                                                                                       -------------
TOTAL SHORT TERM INVESTMENTS (COST $1,600,000) ...................................................                        1,600,000
                                                                                                                       -------------
TOTAL INVESTMENTS (COST $696,614,401) 100.8% .....................................................                      737,018,393
OTHER ASSETS, LESS LIABILITIES (.8)% .............................................................                       (6,245,590)
                                                                                                                       -------------
NET ASSETS 100.0% ................................................................................                     $730,772,803
                                                                                                                       -------------

See glossary of terms on page 117.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2001     -------------------------------------------------------------
CLASS A                                             (UNAUDITED)          2001         2000         1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $  11.55          $  10.95     $  11.88     $  11.86     $  11.51     $  11.59
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................           .29               .58          .59          .60          .62          .65
 Net realized and unrealized gains (losses) ...           .31               .60         (.92)         .06          .36          .02
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .60              1.18         (.33)         .66          .98          .67
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.30)             (.58)        (.58)        (.60)        (.62)        (.65)
 Net realized gains ...........................            --                --         (.02)        (.04)        (.01)        (.10)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.30)             (.58)        (.60)        (.64)        (.63)        (.75)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................      $  11.85          $  11.55     $  10.95     $  11.88     $  11.86     $  11.51
                                                  ----------------------------------------------------------------------------------

Total return(b) ...............................          5.25%            11.06%       (2.91)%       5.68%        8.78%        6.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $224,762          $205,678     $195,157     $218,753     $210,325     $192,525
Ratios to average net assets:
 Expenses .....................................           .77%(c)           .77%         .74%         .74%         .75%         .73%
 Net investment income ........................          4.90%(c)          5.18%        5.14%        4.98%        5.35%        5.62%
Portfolio turnover rate .......................         16.67%            42.32%       13.41%       20.19%        7.94%       21.09%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $  11.58          $  10.97     $  11.89     $  11.87     $  11.53     $  11.62
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................           .25               .52          .53          .53          .56          .58
 Net realized and unrealized gains (losses) ...           .31               .61         (.92)         .06          .34          .02
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .56              1.13         (.39)         .59          .90          .60
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.26)             (.52)        (.51)        (.53)        (.55)        (.59)
 Net realized gains ...........................            --                --         (.02)        (.04)        (.01)        (.10)
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.26)             (.52)        (.53)        (.57)        (.56)        (.69)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................      $  11.88          $  11.58     $  10.97     $  11.89     $  11.87     $  11.53
                                                  ----------------------------------------------------------------------------------

Total return(b) ...............................          4.95%            10.54%       (3.37)%       5.09%        8.07%        5.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $ 14,649          $ 10,413     $  7,270     $  7,050     $  3,615     $  1,679
Ratios to average net assets:
 Expenses .....................................          1.32%(c)          1.32%        1.30%        1.30%        1.31%        1.30%
 Net investment income ........................          4.35%(c)          4.63%        4.60%        4.43%        4.78%        5.04%
Portfolio turnover rate .......................         16.67%            42.32%       13.41%       20.19%        7.94%       21.09%

(a) Based on average shares outstanding effective year ended February 29, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED)

                                                                                      PRINCIPAL
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.0%
Children's Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 ...............     $  7,500,000     $  8,140,350
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 .............................................................        1,675,000        1,792,853
   6.70%, 10/01/23 .............................................................        5,800,000        6,157,396
Guam Government GO, Series A,
   5.90%, 9/01/05 ..............................................................        4,575,000        4,642,527
   6.00%, 9/01/06 ..............................................................        1,085,000        1,100,472
Guam Government Limited Obligation Highway Revenue, Refunding, Series A,
FSA Insured, 6.30%, 5/01/12 ....................................................        5,590,000        5,842,836
Guam Power Authority Revenue, Series A, Pre-Refunded,
   6.30%, 10/01/22 .............................................................        6,190,000        6,568,704
   6.75%, 10/01/24 .............................................................        2,680,000        3,057,237
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
Series A, 6.60%, 3/15/28 .......................................................        6,710,000        7,157,289
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Refunding,
   5.00%, 7/01/19 ..............................................................        3,000,000        3,032,610
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.40%, 7/01/11 ................................................        2,000,000        2,237,200
   Public Improvement, MBIA Insured, 5.75%, 7/01/26 ............................       10,000,000       11,046,600
   Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .................        5,000,000        5,094,300
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series B, 6.00%, 7/01/39 ....................................................       10,000,000       11,234,300
   Series Y, 5.50%, 7/01/36 ....................................................       11,850,000       12,630,676
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
Series A,
   7.90%, 7/01/07 ..............................................................          580,000          582,262
   7.75%, 7/01/08 ..............................................................          300,000          301,110
   7.50%, 7/01/09 ..............................................................          660,000          662,244
   AMBAC Insured, 5.00%, 7/01/28 ...............................................        7,725,000        7,787,264
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
Appropriation, Refunding, 7.875%, 10/01/04 .....................................        2,650,000        2,667,252
Puerto Rico Electric Power Authority Power Revenue,
   Series HH, FSA Insured, 5.25%, 7/01/29 ......................................        8,605,000        8,891,116
   Series T, Pre-Refunded, 6.375%, 7/01/24 .....................................        5,000,000        5,612,900
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23         1,740,000        1,776,453
Puerto Rico HFC Home Mortgage Revenue, Mortgage Backed Securities,
Series A, 5.20%, 12/01/33 ......................................................       10,000,000       10,137,300
Puerto Rico HFC Revenue,
   MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 .................................          415,000          419,727
   MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..................................        1,410,000        1,426,074
   Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ......        2,060,000        2,433,746
Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing
Mortgage, First Portfolio, 6.25%, 4/01/29 ......................................        1,960,000        2,061,430
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
Financing Authority Revenue,
   PepsiCo Inc. Project, 6.25%, 11/15/13 .......................................          900,000          944,253
   Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 ....        2,000,000        2,138,500
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
Facilities Financing Authority Hospital Revenue,
   Dr. Pila Hospital Project, Refunding FHA Insured, 6.125%, 8/01/25 ...........        2,500,000        2,628,475
   Dr. Pila Hospital Project, Refunding FHA Insured, 6.25%, 8/01/32 ............          500,000          526,975
   Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ...        8,445,000        9,277,677
   Mennonite General Hospital Project, 5.625%, 7/01/17 .........................          855,000          779,700
   Mennonite General Hospital Project, 6.50%, 7/01/26 ..........................        5,000,000        5,029,450
   Mennonite General Hospital Project, 5.625%, 7/01/27 .........................        2,000,000        1,792,960
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
Facilities Financing Authority Industrial Revenue,
   Guaynabo Municipal Government, 5.625%, 7/01/15 ..............................        6,550,000        6,576,986
   Guaynabo Municipal Government, 5.625%, 7/01/22 ..............................        3,160,000        3,164,140
   Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ................................        4,120,000        3,913,918
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
Facilities Revenue,
   Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/19 ........        2,000,000        2,007,940
   Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/29 ........        6,050,000        5,918,110
   Cogen Facilities, 6.625%, 6/01/26 ...........................................       10,000,000       10,942,500
   University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ............        7,000,000        7,044,170
Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23 .        7,400,000        7,868,198
Puerto Rico Municipal Finance Agency Revenue, Series A, Pre-Refunded, 6.50%,
7/01/19 ........................................................................        1,000,000        1,119,850

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Puerto Rico Port Authority Revenue,
      Series D, FGIC Insured, 6.00%, 7/01/21 ..................................      $  1,250,000     $  1,261,138
      Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 .........         1,900,000        1,975,867
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series
   A, 5.00%, 6/01/26 ..........................................................         3,865,000        3,869,599
   Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
      6.45%, 3/01/16 ..........................................................           365,000          385,717
      6.50%, 3/01/25 ..........................................................           865,000          908,665
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.50%, 10/01/18 .........................................................         3,000,000        3,110,400
      5.50%, 10/01/22 .........................................................         3,000,000        3,064,290
      5.625%, 10/01/25 ........................................................         3,000,000        3,091,140
   Virgin Islands Water and Power Authority Electric System Revenue,
   Refunding, 5.30%,
      7/01/18 .................................................................         1,700,000        1,692,384
      7/01/21 .................................................................         1,000,000          967,760
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
      5.25%, 7/01/12 ..........................................................         4,000,000        4,073,160
      5.50%, 7/01/17 ..........................................................         4,000,000        3,999,640
                                                                                                      ------------
   TOTAL LONG TERM INVESTMENTS (COST $220,546,254) ............................                        234,567,790
                                                                                                      ------------
(a)SHORT TERM INVESTMENTS .5%
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA
   Insured, Weekly VRDN and Put, 1.50%, 12/01/15
    (COST $1,150,000) .........................................................         1,150,000        1,150,000
                                                                                                      ------------
   TOTAL INVESTMENTS (COST $221,696,254) 98.5% ................................                        235,717,790
   OTHER ASSETS, LESS LIABILITIES 1.5% ........................................                          3,693,152
                                                                                                      ------------
   NET ASSETS 100.0% ..........................................................                       $239,410,942
                                                                                                      ============






See glossary of terms on page 117.

(a) Variable rate demand notes (VDRNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------

1915 ACT  - Improvement Bond Act of 1915
ABAG      - The Association of Bay Area Governments
ACES      - Adjustable Convertible Exempt Securities
AD        - Assessment District
AMBAC     - American Municipal Bond Assurance Corp.
CDA       - Community Development Authority/Agency
CDD       - Community Development District
CFD       - Community Facilities District
COP       - Certificate of Participation
CRDA      - Community Redevelopment Authority/Agency
EDA       - Economic Development Authority
EDC       - Economic Development Corp.
EDR       - Economic Development Revenue
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FI/GML    - Federally Insured or Guaranteed Mortgage Loans
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
HFAR      - Housing Finance Authority Revenue
HFC       - Housing Finance Corp.
HFR       - Housing Finance Revenue
ID        - Improvement District
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDBR      - Industrial Development Board Revenue
IDR       - Industrial Development Revenue
IPC       - Industrial Pollution Control
ISD       - Independent School District
LLC       - Limited Liability Corporation
LP        - Limited Partnership
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MFH       - Multi-Family Housing
MFHR      - Multi-Family Housing Revenue
MFMR      - Multi-Family Mortgage Revenue
MFR       - Multi-Family Revenue
MTA       - Metropolitan Transit Authority
PBA       - Public Building Authority
PCR       - Pollution Control Revenue
PFA       - Public Financing Authority
PFAR      - Public Financing Authority Revenue
RDA       - Redevelopment Authority/Agency
RDAR      - Redevelopment Authority/Agency Revenue
SF        - Single Family
SFM       - Single Family Mortgage
SFMR      - Single Family Mortgage Revenue
SFR       - Single Family Revenue
USD       - Unified School District

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2001 (UNAUDITED)

                                                    FRANKLIN           FRANKLIN           FRANKLIN       FRANKLIN FEDERAL
                                                     ARIZONA           COLORADO          CONNECTICUT     INTERMEDIATE-TERM
                                                    TAX-FREE           TAX-FREE           TAX-FREE           TAX-FREE
                                                   INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                  -------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost ....................................     $ 892,269,208      $ 311,948,026      $ 278,634,743      $ 174,553,081
                                                  =========================================================================
    Value ...................................       919,833,302        331,619,342        288,446,650        181,491,172
  Cash ......................................         1,547,861         13,433,142            373,587             43,337
  Receivables:
    Capital shares sold .....................         1,948,827          1,394,552            364,130          1,955,554
    Interest ................................        11,178,617          5,452,154          3,855,135          2,435,567
                                                  -------------------------------------------------------------------------
          Total assets ......................       934,508,607        351,899,190        293,039,502        185,925,630
                                                  -------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased .........         2,545,105         14,471,952                 --                 --
    Capital shares redeemed .................         1,013,566            115,476             61,050             63,682
    Affiliates ..............................           466,773            193,626            174,701            104,716
    Shareholders ............................           308,446            111,489            169,736             50,110
  Distributions to shareholders .............         1,623,456            564,683            406,002            297,698
  Other liabilities .........................            18,609             15,142             25,126              4,472
                                                  -------------------------------------------------------------------------
          Total liabilities .................         5,975,955         15,472,368            836,615            520,678
                                                  -------------------------------------------------------------------------
            Net assets, at value ............     $ 928,532,652      $ 336,426,822      $ 292,202,887      $ 185,404,952
                                                  =========================================================================
Net assets consist of:
  Undistributed net investment income .......     $  (1,160,914)     $    (299,083)     $    (179,711)     $     193,372
  Net unrealized appreciation ...............        27,564,094         19,671,316          9,811,907          6,938,091
  Accumulated net realized loss .............        (1,399,700)        (3,066,631)        (6,237,431)        (3,338,772)
  Capital shares ............................       903,529,172        320,121,220        288,808,122        181,612,261
                                                  -------------------------------------------------------------------------
            Net assets, at value ............     $ 928,532,652      $ 336,426,822      $ 292,202,887      $ 185,404,952
                                                  =========================================================================
CLASS A:
  Net assets, at value ......................     $ 892,033,278      $ 307,972,071      $ 258,645,395      $ 185,404,952
                                                  =========================================================================
  Shares outstanding ........................        80,820,350         25,698,520         23,597,622         16,518,730
                                                  =========================================================================
  Net asset value per share(a) ..............     $       11.04      $       11.98      $       10.96      $       11.22
                                                  =========================================================================
  Maximum offering price per share (net asset
  value per share / 95.75%) .................     $       11.53      $       12.51      $       11.45      $       11.48(b)
                                                  =========================================================================
CLASS B:
  Net assets, at value ......................     $   9,234,024                 --                 --                 --
                                                  =========================================================================
  Shares outstanding ........................           833,445                 --                 --                 --
                                                  =========================================================================
  Net asset value and maximum offering price
  per share(a) ..............................     $       11.08                 --                 --                 --
                                                  =========================================================================
CLASS C:
  Net assets, at value ......................     $  27,265,350      $  28,454,751      $  33,557,492                 --
                                                  =========================================================================
  Shares outstanding ........................         2,451,978          2,360,857          3,050,633                 --
                                                  =========================================================================
  Net asset value per share(a) ..............     $       11.12      $       12.05      $       11.00                 --
                                                  =========================================================================
  Maximum offering price per share (net asset
  value per share / 99%) ....................     $       11.23      $       12.17      $       11.11                 --
                                                  =========================================================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

(b) The maximum offering price for the Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $11.22 / 97.75%.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2001 (UNAUDITED)

                                                     FRANKLIN             FRANKLIN             FRANKLIN             FRANKLIN
                                                    HIGH YIELD           NEW JERSEY             OREGON             PENNSYLVANIA
                                                     TAX-FREE             TAX-FREE             TAX-FREE             TAX-FREE
                                                    INCOME FUND          INCOME FUND          INCOME FUND          INCOME FUND
                                                  ------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost ....................................     $ 5,313,075,285      $   747,307,015      $   521,079,058      $   696,614,401
                                                  ==============================================================================
    Value ...................................       5,389,037,384          793,782,307          545,183,636          737,018,393
  Cash ......................................             359,213              331,051               90,816               93,100
  Receivables:
    Investment securities sold ..............           1,011,514                   --                   --                   --
    Capital shares sold .....................           5,616,406            1,465,253            1,264,749            1,103,934
    Interest ................................          96,057,377           10,804,277            7,147,619           12,191,189
                                                  ------------------------------------------------------------------------------
          Total assets ......................       5,492,081,894          806,382,888          553,686,820          750,406,616
                                                  ------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased .........          30,045,417            4,767,315            9,506,840           16,729,975
    Capital shares redeemed .................           5,011,384              855,679              269,074              445,908
    Affiliates ..............................           2,902,420              438,921              299,610              400,099
    Shareholders ............................           3,105,384              422,564              214,153              736,466
  Distributions to shareholders .............           8,725,633            1,102,704              755,993            1,277,243
  Other liabilities .........................             275,130               30,763               16,097               44,122
                                                  ------------------------------------------------------------------------------
          Total liabilities .................          50,065,368            7,617,946           11,061,767           19,633,813
                                                  ------------------------------------------------------------------------------
            Net assets, at value ............     $ 5,442,016,526      $   798,764,942      $   542,625,053      $   730,772,803
                                                  ==============================================================================
Net assets consist of:
  Undistributed net investment income .......     $     1,336,857      $      (709,457)     $       234,035      $      (620,628)
  Net unrealized appreciation ...............          75,962,099           46,475,292           24,104,578           40,403,992
  Accumulated net realized loss .............        (176,463,859)          (3,104,513)          (5,400,907)         (11,309,587)
  Capital shares ............................       5,541,181,429          756,103,620          523,687,347          702,299,026
                                                  ------------------------------------------------------------------------------
            Net assets, at value ............     $ 5,442,016,526      $   798,764,942      $   542,625,053      $   730,772,803
                                                  ==============================================================================
CLASS A:
  Net assets, at value ......................     $ 4,765,568,964      $   712,916,636      $   495,121,539      $   671,522,200
                                                  ==============================================================================
  Shares outstanding ........................         441,623,524           59,723,042           42,484,608           64,871,016
                                                  ==============================================================================
  Net asset value per share(a) ..............     $         10.79      $         11.94      $         11.65      $         10.35
                                                  ==============================================================================
  Maximum offering price per share (net asset
  value per share / 95.75%) .................     $         11.27      $         12.47      $         12.17      $         10.81
                                                  ==============================================================================
CLASS B:
  Net assets, at value ......................     $   161,076,162      $    22,784,098                   --      $    10,126,703
                                                  ==============================================================================
  Shares outstanding ........................          14,855,852            1,901,458                   --              976,583
                                                  ==============================================================================
  Net asset value and maximum offering price
  per share(a) ..............................     $         10.84      $         11.98                   --      $         10.37
                                                  ==============================================================================
CLASS C:
  Net assets, at value ......................     $   515,371,400      $    63,064,208      $    47,503,514      $    49,123,900
                                                  ==============================================================================
  Shares outstanding ........................          47,381,339            5,251,494            4,045,978            4,718,714
                                                  ==============================================================================
  Net asset value per share(a) ..............     $         10.88      $         12.01      $         11.74      $         10.41
                                                  ==============================================================================
  Maximum offering price per share (net asset
  value per share / 99%) ....................     $         10.99      $         12.13      $         11.86      $         10.52
                                                  ==============================================================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2001 (UNAUDITED)

                                                                              FRANKLIN
                                                                             PUERTO RICO
                                                                              TAX-FREE
                                                                             INCOME FUND
                                                                            -------------
Assets:
  Investments in securities:
    Cost ..............................................................     $ 221,696,254
                                                                            =============
    Value .............................................................       235,717,790
  Cash ................................................................           541,316
  Receivables:
    Capital shares sold ...............................................           974,596
    Interest ..........................................................         3,056,524
                                                                            -------------
          Total assets ................................................       240,290,226
                                                                            -------------
Liabilities:
  Payables:
    Capital shares redeemed ...........................................           126,338
    Affiliates ........................................................           144,388
    Shareholders ......................................................           188,573
  Distributions to shareholders .......................................           402,170
  Other liabilities ...................................................            17,815
                                                                            -------------
          Total liabilities ...........................................           879,284
                                                                            -------------
            Net assets, at value ......................................     $ 239,410,942
                                                                            =============
Net assets consist of:
  Undistributed net investment income .................................     $    (127,304)
  Net unrealized appreciation .........................................        14,021,536
  Accumulated net realized gain .......................................           664,366
  Capital shares ......................................................       224,852,344
                                                                            -------------
            Net assets, at value ......................................     $ 239,410,942
                                                                            =============
CLASS A:
  Net assets, at value ................................................     $ 224,762,393
                                                                            =============
  Shares outstanding ..................................................        18,965,673
                                                                            =============
  Net asset value per share(a) ..........................................     $       11.85
                                                                            =============
  Maximum offering price per share (net asset value per share / 95.75%)     $       12.38
                                                                            =============
CLASS C:
  Net assets, at value ................................................     $  14,648,549
                                                                            =============
  Shares outstanding ..................................................         1,233,441
                                                                            =============
  Net asset value per share(a) ........................................     $       11.88
                                                                            =============
  Maximum offering price per share (net asset value per share / 99%) ..     $       12.00
                                                                            =============


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)

                                                          FRANKLIN        FRANKLIN        FRANKLIN    FRANKLIN FEDERAL
                                                           ARIZONA        COLORADO       CONNECTICUT  INTERMEDIATE-TERM
                                                          TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                                         INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                                         --------------------------------------------------------------
Investment income:
  Interest .........................................     $25,833,104     $ 9,030,394     $ 7,702,741     $ 4,685,070
                                                         --------------------------------------------------------------
Expenses:
  Management fees (Note 3) .........................       2,140,401         844,748         737,883         499,501
  Distribution fees (Note 3)
    Class A ........................................         435,349         147,843         118,676          87,019
    Class B ........................................          19,041              --              --              --
    Class C ........................................          83,379          81,484          97,561              --
  Transfer agent fees (Note 3) .....................         174,003          78,441          79,237          42,723
  Custodian fees ...................................           4,213           1,512           1,462             808
  Reports to shareholders ..........................          21,713          12,710           8,271           5,992
  Registration and filing fees .....................          13,540           4,872           4,538          12,842
  Professional fees ................................          11,220           7,632           4,501           5,278
  Trustees' fees and expenses ......................           4,740           2,055           1,612             980
  Other ............................................          30,913          11,706           5,443          10,435
                                                         --------------------------------------------------------------
          Total expenses ...........................       2,938,512       1,193,003       1,059,184         665,578
                                                         --------------------------------------------------------------
            Net investment income ..................      22,894,592       7,837,391       6,643,557       4,019,492
                                                         --------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ........       1,757,442       1,036,367         201,649        (455,569)
  Net unrealized appreciation on investments .......      16,683,622       8,829,152       8,637,861       5,117,410
                                                         --------------------------------------------------------------
Net realized and unrealized gain ...................      18,441,064       9,865,519       8,839,510       4,661,841
                                                         --------------------------------------------------------------
Net increase in net assets resulting from operations     $41,335,656     $17,702,910     $15,483,067     $ 8,681,333
                                                         ===========================================================





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)

                                                           FRANKLIN           FRANKLIN          FRANKLIN           FRANKLIN
                                                          HIGH YIELD         NEW JERSEY          OREGON          PENNSYLVANIA
                                                           TAX-FREE           TAX-FREE          TAX-FREE           TAX-FREE
                                                          INCOME FUND        INCOME FUND       INCOME FUND        INCOME FUND
                                                         ---------------------------------------------------------------------
Investment income:
  Interest .........................................     $ 173,442,881      $  20,781,939     $  14,158,406      $  20,585,776
                                                         ---------------------------------------------------------------------
Expenses:
  Management fees (Note 3) .........................        12,166,625          1,820,069         1,284,827          1,716,661
  Distribution fees (Note 3)
    Class A ........................................         2,194,625            338,352           236,731            326,933
    Class B ........................................           478,110             50,550                --             19,056
    Class C ........................................         1,635,207            186,931           137,941            148,049
  Transfer agent fees (Note 3) .....................         1,584,562            202,434           119,560            233,665
  Custodian fees ...................................            26,933              3,442             2,496              3,610
  Reports to shareholders ..........................           204,276             27,822            17,799             35,631
  Registration and filing fees .....................           110,367              4,712             2,038              3,585
  Professional fees ................................           266,484              9,611             8,609             11,060
  Trustees' fees and expenses ......................            31,462              4,022             2,787              4,284
  Other ............................................           101,767             14,089            11,348             16,066
                                                         ---------------------------------------------------------------------
          Total expenses ...........................        18,800,418          2,662,034         1,824,136          2,518,600
                                                         ---------------------------------------------------------------------
            Net investment income ..................       154,642,463         18,119,905        12,334,270         18,067,176
                                                         ---------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ........       (34,424,810)           318,993          (391,443)        (5,374,687)
  Net unrealized appreciation on investments .......       176,387,486         15,997,382        11,982,602         21,883,047
                                                         ---------------------------------------------------------------------
Net realized and unrealized gain ...................       141,962,676         16,316,375        11,591,159         16,508,360
                                                         ---------------------------------------------------------------------
Net increase in net assets resulting from operations     $ 296,605,139      $  34,436,280     $  23,925,429      $  34,575,536
                                                         =====================================================================







                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)

                                                                      FRANKLIN
                                                                     PUERTO RICO
                                                                      TAX-FREE
                                                                     INCOME FUND
                                                                     -----------
Investment income:
  Interest ..................................................        $ 6,376,135
                                                                     -----------
Expenses:
  Management fees (Note 3) ..................................            628,691
  Distribution fees (Note 3)
    Class A .................................................            107,216
    Class C .................................................             39,672
  Transfer agent fees (Note 3) ..............................             76,275
  Custodian fees ............................................              1,105
  Reports to shareholders ...................................             13,040
  Registration and filing fees ..............................             16,870
  Professional fees .........................................              6,171
  Trustees' fees and expenses ...............................              1,185
  Other .....................................................              4,801
                                                                     -----------
          Total expenses ....................................            895,026
                                                                     -----------
            Net investment income ...........................          5,481,109
                                                                     -----------
Realized and unrealized gains:
  Net realized gain from investments ........................            850,279
  Net unrealized appreciation on investments ................          5,321,831
                                                                     -----------
Net realized and unrealized gain ............................          6,172,110
                                                                     -----------
Net increase in net assets resulting from operations ........        $11,653,219
                                                                     ===========








                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001

                                                               FRANKLIN ARIZONA                     FRANKLIN COLORADO
                                                             TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                      -------------------------------------------------------------------------
                                                        SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                      AUGUST 31, 2001   FEBRUARY 28, 2001   AUGUST 31, 2001   FEBRUARY 28, 2001
                                                      -------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................       $  22,894,592      $  42,149,589      $   7,837,391      $  15,292,386
    Net realized gain (loss) from investments...           1,757,442          2,141,560          1,036,367           (549,675)
    Net unrealized appreciation on investments..          16,683,622         35,499,786          8,829,152         19,530,558
                                                      -------------------------------------------------------------------------
          Net increase in net assets resulting
          from operations ......................          41,335,656         79,790,935         17,702,910         34,273,269
  Distributions to shareholders from:
    Net investment income:
      Class A ..................................         (23,001,166)       (40,704,612)        (7,560,108)       (14,150,483)
      Class B ..................................            (137,535)           (75,641)                --                 --
      Class C ..................................            (602,497)        (1,089,106)          (569,969)        (1,019,905)
                                                      -------------------------------------------------------------------------
  Total distributions to shareholders ..........         (23,741,198)       (41,869,359)        (8,130,077)       (15,170,388)
  Capital share transactions: (Note 2)
      Class A ..................................          97,578,502        (15,462,902)        14,017,711          2,940,996
      Class B ..................................           5,366,506          3,456,679                 --                 --
      Class C ..................................           2,899,797             57,358          4,217,868          1,447,188
                                                      -------------------------------------------------------------------------
  Total capital share transactions .............         105,844,805        (11,948,865)        18,235,579          4,388,184
          Net increase in net assets ...........         123,439,263         25,972,711         27,808,412         23,491,065
Net assets:
  Beginning of period ..........................         805,093,389        779,120,678        308,618,410        285,127,345
                                                      -------------------------------------------------------------------------
  End of period ................................       $ 928,532,652      $ 805,093,389      $ 336,426,822      $ 308,618,410
                                                      =========================================================================
Undistributed net investment income included
  in net assets:
  End of period ................................       $  (1,160,914)     $    (504,833)     $    (299,083)     $     (38,322)
                                                      =========================================================================









                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001

                                                               FRANKLIN CONNECTICUT           FRANKLIN FEDERAL INTERMEDIATE-TERM
                                                               TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------------------
                                                          SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                             ENDED              ENDED              ENDED              ENDED
                                                        AUGUST 31, 2001   FEBRUARY 28, 2001   AUGUST 31, 2001   FEBRUARY 28, 2001
                                                        -------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .......................        $   6,643,557      $  12,519,374      $   4,019,492      $   7,983,836
    Net realized gain (loss) from investments ...              201,649            383,058           (455,569)          (438,186)
    Net unrealized appreciation on investments ..            8,637,861         12,199,874          5,117,410          6,792,162
                                                        -------------------------------------------------------------------------
            Net increase in net assets resulting
            from operations .....................           15,483,067         25,102,306          8,681,333         14,337,812
  Distributions to shareholders from:
    Net investment income:
      Class A ...................................           (6,144,346)       (11,258,813)        (4,133,046)        (7,870,607)
      Class C ...................................             (678,761)        (1,152,694)                --                 --
                                                        -------------------------------------------------------------------------
  Total distributions to shareholders ...........           (6,823,107)       (12,411,507)        (4,133,046)        (7,870,607)
  Capital share transactions: (Note 2)
      Class A ...................................           22,133,261          9,686,300         16,406,294        (12,924,037)
      Class C ...................................            5,309,876            970,047                 --                 --
                                                        -------------------------------------------------------------------------
  Total capital share transactions ..............           27,443,137         10,656,347         16,406,294        (12,924,037)
Net increase (decrease) in net assets ...........           36,103,097         23,347,146         20,954,581         (6,456,832)
Net assets:
  Beginning of period ...........................          256,099,790        232,752,644        164,450,371        170,907,203
                                                        -------------------------------------------------------------------------
  End of period .................................        $ 292,202,887      $ 256,099,790      $ 185,404,952      $ 164,450,371
                                                        =========================================================================
Undistributed net investment income included in
net assets:
  End of period .................................        $    (179,711)     $     (22,841)     $     193,372      $     282,177
                                                        =========================================================================












                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001

                                                           FRANKLIN HIGH YIELD                       FRANKLIN NEW JERSEY
                                                           TAX-FREE INCOME FUND                      TAX-FREE INCOME FUND
                                                   -------------------------------------------------------------------------------
                                                     SIX MONTHS              YEAR              SIX MONTHS              YEAR
                                                        ENDED                ENDED                ENDED                ENDED
                                                   AUGUST 31, 2001     FEBRUARY 28, 2001     AUGUST 31, 2001     FEBRUARY 28, 2001
                                                   -------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .......................  $   154,642,463      $   321,925,555      $    18,119,905      $    34,955,681
    Net realized gain (loss) from investments ...      (34,424,810)         (71,138,043)             318,993              272,086
    Net unrealized appreciation on investments ..      176,387,486          120,040,463           15,997,382           41,499,539
                                                   -------------------------------------------------------------------------------
          Net increase in net assets resulting
          from operations .......................      296,605,139          370,827,975           34,436,280           76,727,306
  Distributions to shareholders from:
    Net investment income:
      Class A ...................................     (131,750,996)        (289,442,771)         (16,967,859)         (32,594,666)
      Class B ...................................       (3,665,556)          (6,065,522)            (335,275)            (137,932)
      Class C ...................................      (12,594,244)         (27,230,848)          (1,268,061)          (2,208,455)
                                                   -------------------------------------------------------------------------------
  Total distributions to shareholders ...........     (148,010,796)        (322,739,141)         (18,571,195)         (34,941,053)
  Capital share transactions: (Note 2)
      Class A ...................................      (73,977,227)        (350,070,405)          44,013,487           (1,354,828)
      Class B ...................................       20,752,805           42,948,087           12,561,224            9,366,853
      Class C ...................................         (156,900)         (44,516,122)           8,436,826            4,053,430
                                                   -------------------------------------------------------------------------------
  Total capital share transactions ..............      (53,381,322)        (351,638,440)          65,011,537           12,065,455
          Net increase (decrease) in net
          assets ................................       95,213,021         (303,549,606)          80,876,622           53,851,708
Net assets:
  Beginning of period ...........................    5,346,803,505        5,650,353,111          717,888,320          664,036,612
                                                   -------------------------------------------------------------------------------
  End of period .................................  $ 5,442,016,526      $ 5,346,803,505      $   798,764,942      $   717,888,320
                                                   ===============================================================================
Undistributed net investment income included
  in net assets:
  End of period .................................  $     1,336,857      $    (6,499,273)     $      (709,457)     $      (328,233)
                                                   ===============================================================================





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001

                                                           FRANKLIN OREGON                    FRANKLIN PENNSYLVANIA
                                                         TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                  -------------------------------------------------------------------------
                                                    SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                       ENDED              ENDED              ENDED              ENDED
                                                  AUGUST 31, 2001   FEBRUARY 28, 2001   AUGUST 31, 2001   FEBRUARY 28, 2001
                                                  -------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ....................     $  12,334,270      $  24,475,241      $  18,067,176      $  36,670,398
    Net realized gain (loss) from investments           (391,443)        (1,303,082)        (5,374,687)            66,676
    Net unrealized appreciation on investments        11,982,602         27,260,451         21,883,047         38,865,119
                                                  -------------------------------------------------------------------------
          Net increase in net assets resulting
          from operations ....................        23,925,429         50,432,610         34,575,536         75,602,193
  Distributions to shareholders from:
    Net investment income:
      Class A ................................       (11,996,563)       (22,797,605)       (17,378,988)       (34,044,664)
      Class B ................................                --                 --           (134,410)           (64,843)
      Class C ................................          (946,002)        (1,632,699)        (1,066,747)        (1,957,944)
                                                  -------------------------------------------------------------------------
  Total distributions to shareholders ........       (12,942,565)       (24,430,304)       (18,580,145)       (36,067,451)
  Capital share transactions: (Note 2)
      Class A ................................        27,509,527            881,831          7,190,803        (26,482,682)
      Class B ................................                --                 --          6,714,266          2,954,263
      Class C ................................         7,787,180          2,715,432          4,156,841            545,902
                                                  -------------------------------------------------------------------------
  Total capital share transactions ...........        35,296,707          3,597,263         18,061,910        (22,982,517)
          Net increase in net assets .........        46,279,571         29,599,569         34,057,301         16,552,225
Net assets:
  Beginning of period ........................       496,345,482        466,745,913        696,715,502        680,163,277
                                                  -------------------------------------------------------------------------
  End of period ..............................     $ 542,625,053      $ 496,345,482      $ 730,772,803      $ 696,715,502
Undistributed net investment income included
in net assets:
                                                  =========================================================================
  End of period ..............................     $     234,035      $     739,475      $    (620,628)     $    (239,665)
                                                  =========================================================================










                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001

                                                                         FRANKLIN PUERTO RICO
                                                                         TAX-FREE INCOME FUND
                                                                  -----------------------------------
                                                                    SIX MONTHS            YEAR
                                                                       ENDED              ENDED
                                                                  AUGUST 31, 2001   FEBRUARY 28, 2001
                                                                  -----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ....................................     $   5,481,109      $  10,698,906
    Net realized gain (loss) from investments ................           850,279           (139,675)
    Net unrealized appreciation on investments ...............         5,321,831         11,162,877
                                                                  -----------------------------------
          Net increase in net assets resulting from operations        11,653,219         21,722,108
  Distributions to shareholders from:
    Net investment income:
      Class A ................................................        (5,441,304)       (10,287,781)
      Class C ................................................          (274,549)          (385,812)
                                                                  -----------------------------------
  Total distributions to shareholders ........................        (5,715,853)       (10,673,593)
  Capital share transactions: (Note 2)
      Class A ................................................        13,500,316            (83,932)
      Class C ................................................         3,882,305          2,699,093
                                                                  -----------------------------------
  Total capital share transactions ...........................        17,382,621          2,615,161
          Net increase in net assets .........................        23,319,987         13,663,676
Net assets:
  Beginning of period ........................................       216,090,955        202,427,279
                                                                  -----------------------------------
  End of period ..............................................     $ 239,410,942      $ 216,090,955
                                                                  ===================================
Undistributed net investment income included in net assets:
  End of period ..............................................     $    (127,304)     $      60,216
                                                                  ===================================










                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.


The following summarizes the Funds' significant accounting policies.


a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.


Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. Prior to March 1,

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. AUDIT GUIDE (CONT.)

2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:


                                     FRANKLIN       FRANKLIN       FRANKLIN     FRANKLIN FEDERAL    FRANKLIN
                                     ARIZONA        COLORADO     CONNECTICUT     INTERMEDIATE-      HIGH YIELD
                                     TAX-FREE       TAX-FREE       TAX-FREE      TERM TAX-FREE      TAX-FREE
                                   INCOME FUND    INCOME FUND    INCOME FUND      INCOME FUND      INCOME FUND
                                   ----------------------------------------------------------------------------
Increase in cost of investments     $  190,525     $   31,925     $   22,680       $   24,749       $1,204,463

                                     FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                    NEW JERSEY         OREGON        PENNSYLVANIA     PUERTO RICO
                                     TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                   INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                   --------------------------------------------------------------
Increase in cost of investments     $   70,066       $  102,855       $  132,006       $   47,224


The effect of this change for the period ended August 31, 2001 was as listed below:


                                      FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN FEDERAL      FRANKLIN
                                       ARIZONA       COLORADO      CONNECTICUT      INTERMEDIATE-      HIGH YIELD
                                      TAX-FREE       TAX-FREE       TAX-FREE        TERM TAX-FREE       TAX-FREE
                                     INCOME FUND    INCOME FUND    INCOME FUND       INCOME FUND       INCOME FUND
                                     -----------------------------------------------------------------------------
Increase in net investment income     $  21,585      $  14,004      $   3,121         $   2,689         $ 204,284
Decrease in unrealized gains ....     $ (21,452)     $ (11,085)     $    (301)        $  (2,487)        $(197,463)
Decrease in realized gains ......     $    (133)     $  (2,919)     $  (2,820)        $    (202)        $  (6,821)

                                      FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                     NEW JERSEY       OREGON      PENNSYLVANIA    PUERTO RICO
                                      TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                     INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                     --------------------------------------------------------
Increase in net investment income     $ 12,643       $  8,137       $ 11,718       $  3,648
Decrease in unrealized gains ....     $ (9,059)      $ (2,657)      $(11,718)      $ (3,344)
Decrease in realized gains ......     $ (3,584)      $ (5,480)            --       $   (304)


The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A                                   CLASS A & CLASS C                              CLASS A, CLASS B & CLASS C
Franklin Federal Intermediate-Term        Franklin Colorado Tax-Free Income Fund         Franklin Arizona Tax-Free Income Fund
Tax-Free Income Fund
                                          Franklin Connecticut Tax-Free Income Fund      Franklin High Yield Tax-Free Income Fund

                                          Franklin Oregon Tax-Free Income Fund           Franklin New Jersey Tax-Free Income Fund

                                          Franklin Puerto Rico Tax-Free Income Fund      Franklin Pennsylvania Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At August 31, 2001, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                              FRANKLIN ARIZONA                      FRANKLIN COLORADO
                                                            TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                       ---------------------------------------------------------------------
                                                          SHARES           AMOUNT               SHARES           AMOUNT
                                                       ---------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
  Shares sold ..................................         6,457,943      $  69,962,642          2,283,578      $  26,750,472
  Shares issued on merger (Note 7) .............         6,843,792         74,255,143                 --                 --
  Shares issued in reinvestment of distributions           851,768          9,241,568            297,694          3,484,201
  Shares redeemed ..............................        (5,153,581)       (55,880,851)        (1,385,374)       (16,216,962)
                                                       ---------------------------------------------------------------------
Net increase ...................................         8,999,922      $  97,578,502          1,195,898      $  14,017,711
                                                       =====================================================================
Year ended February 28, 2001
  Shares sold ..................................         7,527,201      $  80,032,483          3,183,683      $  35,970,814
  Shares issued in reinvestment of distributions         1,614,808         17,126,150            596,990          6,727,179
  Shares redeemed ..............................       (10,658,130)      (112,621,535)        (3,542,366)       (39,756,997)
                                                       ---------------------------------------------------------------------
Net increase (decrease) ........................        (1,516,121)     $ (15,462,902)           238,307      $   2,940,996
                                                       =====================================================================
CLASS B SHARES:
Six months ended August 31, 2001
  Shares sold ..................................           493,456      $   5,374,928
  Shares issued in reinvestment of distributions             7,572             82,561
  Shares redeemed ..............................            (8,282)           (90,983)
                                                       -------------------------------
Net increase ...................................           492,746      $   5,366,506
                                                       ===============================
Year ended February 28, 2001
  Shares sold ..................................           328,027      $   3,503,258
  Shares issued in reinvestment of distributions             3,775             40,593
  Shares redeemed ..............................            (8,127)           (87,172)
                                                       -------------------------------
Net increase ...................................           323,675      $   3,456,679
                                                       ===============================
CLASS C SHARES:
Six months ended August 31, 2001
  Shares sold ..................................           434,312      $   4,746,280            451,107      $   5,320,038
  Shares issued in reinvestment of distributions            29,230            319,456             34,404            405,022
  Shares redeemed ..............................          (197,980)        (2,165,939)          (128,485)        (1,507,192)
                                                       ---------------------------------------------------------------------
Net increase ...................................           265,562      $   2,899,797            357,026      $   4,217,868
                                                       =====================================================================
Year ended February 28, 2001
  Shares sold ..................................           405,387      $   4,347,395            378,118      $   4,263,403
  Shares issued in reinvestment of distributions            57,573            615,004             65,954            747,526
  Shares redeemed ..............................          (460,128)        (4,905,041)          (316,347)        (3,563,741)
                                                       ---------------------------------------------------------------------
Net increase ...................................             2,832      $      57,358            127,725      $   1,447,188
                                                       =====================================================================

                                                            FRANKLIN CONNECTICUT
                                                            TAX-FREE INCOME FUND
                                                       -------------------------------
                                                          SHARES           AMOUNT
                                                       -------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
  Shares sold ..................................         3,063,074      $  32,828,260
  Shares issued on merger (Note 7) .............                --                 --
  Shares issued in reinvestment of distributions           263,722          2,820,520
  Shares redeemed ..............................        (1,264,931)       (13,515,519)
                                                       -------------------------------
Net increase ...................................         2,061,865      $  22,133,261
                                                       ===============================
Year ended February 28, 2001
  Shares sold ..................................         3,824,889      $  39,918,414
  Shares issued in reinvestment of distributions           505,968          5,249,018
  Shares redeemed ..............................        (3,436,555)       (35,481,132)
                                                       -------------------------------
Net increase (decrease) ........................           894,302      $   9,686,300
                                                       ===============================
CLASS B SHARES:
Six months ended August 31, 2001
  Shares sold ..................................
  Shares issued in reinvestment of distributions
  Shares redeemed ..............................
Net increase ...................................
Year ended February 28, 2001
  Shares sold ..................................
  Shares issued in reinvestment of distributions
  Shares redeemed ..............................
Net increase ...................................
CLASS C SHARES:
Six months ended August 31, 2001
  Shares sold ..................................           579,983      $   6,228,519
  Shares issued in reinvestment of distributions            41,792            448,626
  Shares redeemed ..............................          (127,408)        (1,367,269)
                                                       -------------------------------
Net increase ...................................           494,367      $   5,309,876
                                                       ===============================
Year ended February 28, 2001
  Shares sold ..................................           696,495      $   7,332,104
  Shares issued in reinvestment of distributions            72,733            757,040
  Shares redeemed ..............................          (689,526)        (7,119,097)
                                                       -------------------------------
Net increase ...................................            79,702      $     970,047
                                                       ===============================

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                   FRANKLIN
                                                           FEDERAL INTERMEDIATE-TERM                FRANKLIN HIGH YIELD
                                                             TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                           -------------------------------------------------------------------------
                                                             SHARES         AMOUNT               SHARES               AMOUNT
                                                           -------------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
 Shares sold ...........................................   3,592,918      $39,524,830           18,191,923       $192,371,410
 Shares issued in reinvestment of distributions ........     241,075        2,654,871            5,255,496         55,554,441
 Shares redeemed .......................................  (2,343,518)     (25,773,407)         (30,482,074)      (321,903,078)
                                                          --------------------------------------------------------------------------
Net increase (decrease) ................................   1,490,475      $16,406,294           (7,034,655)     $ (73,977,227)
                                                          --------------------------------------------------------------------------
Year ended February 28, 2001
 Shares sold ...........................................   5,966,287      $64,048,461           46,343,985       $485,372,175
 Shares issued in reinvestment of distributions ........     488,178        5,227,269           11,997,770        125,547,131
 Shares redeemed .......................................  (7,666,285)     (82,199,767)         (91,809,307)      (960,989,711)
                                                          --------------------------------------------------------------------------
Net decrease ...........................................  (1,211,820)    $(12,924,037)         (33,467,552)     $(350,070,405)
                                                          --------------------------------------------------------------------------

CLASS B SHARES:
Six months ended August 31, 2001
 Shares sold ...........................................                                         2,323,841       $ 24,673,878
 Shares issued in reinvestment of distributions ........                                           184,941          1,964,748
Shares redeemed .......................................                                           (554,557)        (5,885,821)
                                                                                                ------------------------------------
Net increase ...........................................                                         1,954,225       $ 20,752,805
                                                                                                ------------------------------------
Year ended February 28, 2001
 Shares sold ...........................................                                         5,098,135       $ 53,586,334
 Shares issued in reinvestment of distributions ........                                           319,738          3,360,493
 Shares redeemed .......................................                                        (1,330,823)       (13,998,740)
                                                                                                ------------------------------------
Net increase ...........................................                                         4,087,050       $ 42,948,087
                                                                                                ------------------------------------

CLASS C SHARES:
Six months ended August 31, 2001
 Shares sold ...........................................                                         2,982,491       $ 31,780,188
 Shares issued in reinvestment of distributions ........                                           635,979          6,775,795
 Shares redeemed .......................................                                        (3,636,215)       (38,712,883)
                                                                                                ------------------------------------
Net increase (decrease) ................................                                           (17,745)      $   (156,900)
                                                                                                ------------------------------------
Year ended February 28, 2001
 Shares sold ...........................................                                         5,760,257       $ 60,685,209
 Shares issued in reinvestment of distributions ........                                         1,474,200         15,542,377
 Shares redeemed .......................................                                       (11,454,406)      (120,743,708)
                                                                                                ------------------------------------
Net increase (decrease) ................................                                        (4,219,949)     $ (44,516,122)
                                                                                                ------------------------------------



                                                                                                     FRANKLIN NEW JERSEY
                                                                                                    TAX-FREE INCOME FUND
                                                                                                ------------------------------------
                                                                                                  SHARES            AMOUNT
                                                                                                ------------------------------------
CLASS A SHARES:
Six months ended August 31, 2001
 Shares sold ...........................................                                         6,229,951       $73,027,788
 Shares issued in reinvestment of distributions ........                                           730,769         8,573,095
 Shares redeemed .......................................                                        (3,206,571)      (37,587,396)
                                                                                                ------------------------------------
Net increase (decrease) ................................                                         3,754,149       $44,013,487
                                                                                                ------------------------------------
Year ended February 28, 2001 ...........................
 Shares sold ...........................................                                         6,412,289       $73,019,081
 Shares issued in reinvestment of distributions ........                                         1,488,583        16,862,770
 Shares redeemed .......................................                                        (8,104,008)      (91,236,679)
                                                                                                ------------------------------------
Net decrease ...........................................                                          (203,136)     $ (1,354,828)
                                                                                                ------------------------------------
CLASS B SHARES:
Six months ended August 31, 2001
 Shares sold ...........................................                                         1,073,379       $12,641,759
 Shares issued in reinvestment of distributions ........                                            16,916           199,444
 Shares redeemed .......................................                                           (23,789)         (279,979)
                                                                                                ------------------------------------
Net increase ...........................................                                         1,066,506       $12,561,224
                                                                                                ------------------------------------
Year ended February 28, 2001
 Shares sold ...........................................                                           835,287       $ 9,604,966
 Shares issued in reinvestment of distributions ........                                             7,447            85,859
 Shares redeemed .......................................                                           (28,354)         (323,972)
                                                                                                ------------------------------------
Net increase ...........................................                                           814,380       $ 9,366,853
                                                                                                ------------------------------------
CLASS C SHARES:
Six months ended August 31, 2001
 Shares sold ...........................................                                           933,070       $11,011,773
 Shares issued in reinvestment of distributions ........                                            65,268           770,353
 Shares redeemed .......................................                                          (283,992)       (3,345,300)
                                                                                                ------------------------------------
Net increase (decrease) ................................                                           714,346       $ 8,436,826
                                                                                                ------------------------------------
Year ended February 28, 2001
 Shares sold ...........................................                                         1,152,704       $13,232,538
 Shares issued in reinvestment of distributions ........                                           113,593         1,294,434
 Shares redeemed .......................................                                          (928,034)      (10,473,542)
                                                                                                ------------------------------------
Net increase (decrease) ................................                                           338,263       $ 4,053,430
                                                                                                ------------------------------------

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                               FRANKLIN OREGON           FRANKLIN PENNSYLVANIA       FRANKLIN PUERTO RICO
                                            TAX-FREE INCOME FUND         TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                           --------------------------------------------------------------------------------
                                           SHARES       AMOUNT       SHARES           AMOUNT          SHARES        AMOUNT
                                           ---------------------------------------------------------------------------------

CLASS A SHARES:

Six months ended August 31, 2001
 Shares sold ........................     3,766,174   $43,129,261    3,404,575    $ 34,531,649    1,738,136     $20,164,242
 Shares issued in reinvestment
 of distributions ...................       563,586     6,445,563      770,310       7,820,907      227,306       2,637,712
 Shares redeemed ....................    (1,931,126)  (22,065,297)  (3,464,236)    (35,161,753)    (801,308)     (9,301,638)
                                         ------------------------------------------------------------------------------------
Net increase ........................     2,398,634   $27,509,527      710,649     $ 7,190,803    1,164,134     $13,500,316
                                         ------------------------------------------------------------------------------------
Year ended February 28, 2001
 Shares sold ........................     4,320,605   $48,148,831    5,253,762     $52,030,371    1,369,813     $15,488,426
 Shares issued in reinvestment
 of distributions ...................     1,134,129    12,625,252    1,583,237      15,606,091      450,519       5,075,650
 Shares redeemed ....................    (5,409,392)  (59,892,252)  (9,560,492)    (94,119,144)  (1,837,352)    (20,648,008)
                                         ------------------------------------------------------------------------------------
Net increase (decrease) .............        45,342    $  881,831   (2,723,493)   $(26,482,682)     (17,020)    $   (83,932)
                                         ------------------------------------------------------------------------------------

CLASS B SHARES:
Six months ended August 31, 2001
 Shares sold ........................                                  687,139     $ 6,986,583
 Shares issued in reinvestment
 of distributions ...................                                    7,750          78,946
 Shares redeemed ....................                                  (34,571)       (351,263)
                                                                      --------------------------
Net increase ........................                                  660,318     $ 6,714,266
                                                                      --------------------------

Year ended February 28, 2001
 Shares sold ........................                                  301,859     $ 3,005,049
 Shares issued in reinvestment
 of distributions ...................                                    4,158          41,367
 Shares redeemed ....................                                   (9,227)        (92,153)
                                                                      --------------------------
Net increase ........................                                  296,790     $ 2,954,263
                                                                      --------------------------

CLASS C SHARES:
Six months ended August 31, 2001
 Shares sold ........................       893,073   $10,279,381      601,134     $ 6,152,440      341,305     $ 3,968,075
 Shares issued in reinvestment
 of distributions ...................        49,954       575,857       63,982         653,535       10,902         126,862
 Shares redeemed ....................      (265,982)   (3,068,058)    (259,504)     (2,649,134)     (18,332)       (212,632)
                                         ------------------------------------------------------------------------------------
Net increase ........................       677,045   $ 7,787,180      405,612     $ 4,156,841      333,875     $ 3,882,305
                                         ------------------------------------------------------------------------------------

Year ended February 28, 2001
 Shares sold ........................       783,513   $ 8,795,992      727,229     $ 7,233,031      342,715     $ 3,893,122
 Shares issued in reinvestment
 of distributions ...................        93,188     1,044,764      124,551       1,234,633       16,247         183,564
 Shares redeemed ....................      (639,452)   (7,125,324)    (804,898)     (7,921,762)    (122,115)     (1,377,593)
                                         ------------------------------------------------------------------------------------
Net increase ........................       237,249   $ 2,715,432       46,882      $  545,902      236,847     $ 2,699,093
                                         ------------------------------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

           ANNUALIZED
            FEE RATE     MONTH-END NET ASSETS
      ------------------------------------------------------------------------
            .625%        First $100 million
            .500%        Over $100 million, up to and including $250 million
            .450%        In excess of $250 million

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                                       FRANKLIN
                                                        FRANKLIN        FRANKLIN        FRANKLIN        FEDERAL        FRANKLIN
                                                         ARIZONA        COLORADO       CONNECTICUT   INTERMEDIATE-    HIGH YIELD
                                                        TAX-FREE        TAX-FREE        TAX-FREE     TERM TAX-FREE     TAX-FREE
                                                       INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND
                                                      -----------------------------------------------------------------------------
Net commissions paid ...........................         $225,673         $69,881        $135,268         $87,625      $1,024,840
Contingent deferred sales charges ..............         $  5,810         $15,349        $    980         $ 1,651      $  131,721


                                                          FRANKLIN        FRANKLIN       FRANKLIN        FRANKLIN
                                                         NEW JERSEY        OREGON      PENNSYLVANIA     PUERTO RICO
                                                          TAX-FREE        TAX-FREE       TAX-FREE        TAX-FREE
                                                         INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND
                                                        ------------------------------------------------------------
Net commissions paid ...........................           $558,016         $81,060        $237,873         $22,073
Contingent deferred sales charges ..............           $ 22,938         $16,614        $  4,617          $  237


The Funds paid transfer agent fees of $2,590,900 of which $1,924,562 was paid to Investor Services.

4. INCOME TAXES

At February 28, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                      FRANKLIN
                                                  FRANKLIN         FRANKLIN          FRANKLIN          FEDERAL          FRANKLIN
                                                   ARIZONA         COLORADO         CONNECTICUT     INTERMEDIATE-      HIGH YIELD
                                                  TAX-FREE         TAX-FREE          TAX-FREE       TERM TAX-FREE       TAX-FREE
                                                 INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND       INCOME FUND
                                               ------------------------------------------------------------------------------------
Capital loss carryovers expiring in:

 2003 .....................................        $ 165,472      $       --         $3,162,502       $       --    $          --
 2004 .....................................              --               --             46,957           920,152              --
 2005 .....................................           17,363              --            322,502            99,478              --
 2006 .....................................              --               --                --             95,778              --
 2008 .....................................        1,796,503        2,578,710         2,457,013           314,284       37,171,664
 2009 .....................................          949,178        1,524,288           427,481         1,207,419       73,985,675
                                               ------------------------------------------------------------------------------------
                                                  $2,928,516       $4,102,998        $6,416,455        $2,637,111     $111,157,339
                                               ------------------------------------------------------------------------------------


                                                    FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                   NEW JERSEY          OREGON         PENNSYLVANIA       PUERTO RICO
                                                    TAX-FREE          TAX-FREE          TAX-FREE          TAX-FREE
                                                   INCOME FUND       INCOME FUND       INCOME FUND       INCOME FUND
                                                 ---------------------------------------------------------------------
Capital loss carryovers expiring in:

2003 ......................................       $        --          $  36,444       $       --         $      --
2004 ......................................                --                --                --                --
2005 ......................................                --             67,453               --                --
2006 ......................................                --                --                --                --
2008 ......................................          2,913,302         2,380,039         2,254,355            12,800
2009 ......................................            510,204           966,007         3,680,545           101,489
                                                 ---------------------------------------------------------------------
                                                    $3,423,506        $3,449,943        $5,934,900          $114,289
                                                 ---------------------------------------------------------------------

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONT.)

At February 28, 2001, the Franklin Arizona Tax-Free Income Fund had tax basis capital losses of $2,928,516, including $1,830,835, from the merged Franklin Arizona Insured Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At February 28, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending February 28, 2002.

                             FRANKLIN FEDERAL
   FRANKLIN ARIZONA          INTERMEDIATE-TERM      FRANKLIN HIGH YIELD        FRANKLIN OREGON        FRANKLIN PUERTO RICO
 TAX-FREE INCOME FUND      TAX-FREE INCOME FUND    TAX-FREE INCOME FUND     TAX-FREE INCOME FUND      TAX-FREE INCOME FUND
--------------------------------------------------------------------------------------------------------------------------

       $178,783                  $223,405               $29,763,345              $1,559,521               $71,624


Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, bond workout expenditures and bond discounts.

At August 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                                               FRANKLIN
                                         FRANKLIN         FRANKLIN           FRANKLIN           FEDERAL         FRANKLIN
                                          ARIZONA         COLORADO          CONNECTICUT      INTERMEDIATE-     HIGH YIELD
                                         TAX-FREE         TAX-FREE           TAX-FREE        TERM TAX-FREE      TAX-FREE
                                        INCOME FUND      INCOME FUND        INCOME FUND       INCOME FUND      INCOME FUND
                                      -------------------------------------------------------------------------------------
Investments at cost ..............     $892,061,013      $311,905,016      $278,618,191      $174,525,845    $5,312,357,790
                                      -------------------------------------------------------------------------------------
Unrealized appreciation ..........     $ 48,039,087      $ 20,436,308      $ 12,761,286      $  8,034,254     $ 339,775,952
Unrealized depreciation ..........      (20,266,798)         (721,982)       (2,932,827)       (1,068,927)     (263,096,358)
                                      -------------------------------------------------------------------------------------
Net unrealized appreciation ......     $ 27,772,289      $ 19,714,326      $  9,828,459      $  6,965,327     $  76,679,594
                                      -------------------------------------------------------------------------------------


                                              FRANKLIN          FRANKLIN           FRANKLIN         FRANKLIN
                                             NEW JERSEY          OREGON          PENNSYLVANIA      PUERTO RICO
                                              TAX-FREE          TAX-FREE           TAX-FREE         TAX-FREE
                                             INCOME FUND       INCOME FUND        INCOME FUND      INCOME FUND
                                          ----------------------------------------------------------------------
Investments at cost                          $747,227,890      $520,973,546      $696,470,677      $221,661,003
                                          ----------------------------------------------------------------------
Unrealized appreciation                      $ 48,421,349      $ 24,989,337      $ 43,100,584      $ 14,627,134
Unrealized depreciation                        (1,866,932)         (779,247)       (2,552,868)         (570,347)
                                          ----------------------------------------------------------------------
Net unrealized appreciation                  $ 46,554,417      $ 24,210,090      $ 40,547,716      $ 14,056,787
                                          ----------------------------------------------------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2001 were as follows:

                                                                                                   FRANKLIN
                                            FRANKLIN          FRANKLIN          FRANKLIN            FEDERAL         FRANKLIN
                                             ARIZONA          COLORADO         CONNECTICUT       INTERMEDIATE-     HIGH YIELD
                                            TAX-FREE          TAX-FREE          TAX-FREE         TERM TAX-FREE      TAX-FREE
                                           INCOME FUND       INCOME FUND       INCOME FUND        INCOME FUND     INCOME FUND
                                        ---------------------------------------------------------------------------------------
Purchases .........................       $203,971,520       $55,148,381        $40,157,901       $22,108,905     $265,598,125
Sales .............................       $105,625,106       $40,664,633        $17,300,569       $ 7,464,736     $337,204,078

FRANKLIN TAX-FREE TRUST

5. INVESTMENT TRANSACTIONS (CONT.)

                                              FRANKLIN           FRANKLIN         FRANKLIN          FRANKLIN
                                             NEW JERSEY           OREGON        PENNSYLVANIA       PUERTO RICO
                                              TAX-FREE           TAX-FREE         TAX-FREE          TAX-FREE
                                             INCOME FUND        INCOME FUND      INCOME FUND       INCOME FUND
                                           ---------------------------------------------------------------------
Purchases .........................          $88,714,945        $86,372,009       $80,918,674      $53,944,335
Sales .............................          $26,213,740        $51,837,005       $47,644,944      $36,739,794


6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 37.9% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 2001, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $109,870 and $51,634,974 representing .06% and .95%, respectively, of the Fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

7. MERGER

On March 8, 2001, the Franklin Arizona Tax-Free Income Fund acquired the net assets of Franklin Arizona Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Arizona Insured Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 6,843,792 Class A shares of the Franklin Arizona Tax-Free Income Fund (valued at $10.85) for the net assets of the Franklin Arizona Insured Tax-Free Income Fund which aggregated $74,255,143, including $3,467,723 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Arizona Tax-Free Income Fund immediately after the merger were $880,243,633.

136